UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-58433

BMO Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

BMO Asset Management Corp.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

(Name and address of agent for service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

BMO Funds

Annual Report

August 31, 2014

Equity Funds

BMO Low Volatility Equity Fund

BMO Dividend Income Fund

BMO Large-Cap Value Fund

BMO Large-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Mid-Cap Growth Fund

BMO Small-Cap Value Fund

BMO Small-Cap Core Fund

BMO Small-Cap Growth Fund

BMO Micro-Cap Fund

International & Global Funds

BMO Global Low Volatility Equity Fund

BMO Pyrford Global Equity Fund

BMO Pyrford Global Strategic Return Fund

BMO Pyrford International Stock Fund

BMO Global Natural Resources Fund

BMO LGM Emerging Markets Equity Fund

BMO TCH Emerging Markets Bond Fund

Fixed Income Funds

BMO Ultra Short Tax-Free Fund

BMO Short Tax-Free Fund

BMO Short-Term Income Fund

BMO Intermediate Tax-Free Fund

BMO Mortgage Income Fund

BMO TCH Intermediate Income Fund

BMO TCH Corporate Income Fund

BMO TCH Core Plus Bond Fund

BMO Monegy High Yield Bond Fund

BMO Multi-Asset Income Fund

Money Market Funds

BMO Government Money Market Fund

BMO Tax-Free Money Market Fund

BMO Prime Money Market Fund

Commentaries

BMO Low Volatility Equity Fund	2	BMO TCH Emerging Markets Bond Fund	18
BMO Dividend Income Fund	3	BMO Ultra Short Tax-Free Fund	19
BMO Large-Cap Value Fund	4	BMO Short Tax-Free Fund	20
BMO Large-Cap Growth Fund	5	BMO Short-Term Income Fund	21
BMO Mid-Cap Value Fund	6	BMO Intermediate Tax-Free Fund	22
BMO Mid-Cap Growth Fund	7	BMO Mortgage Income Fund	23
BMO Small-Cap Value Fund	8	BMO TCH Intermediate Income Fund	24
BMO Small-Cap Core Fund	9	BMO TCH Corporate Income Fund	25
BMO Small-Cap Growth Fund	10	BMO TCH Core Plus Bond Fund	26
BMO Micro-Cap Fund	11	BMO Monegy High Yield Bond Fund	27
BMO Global Low Volatility Equity Fund	12	BMO Multi-Asset Income Fund	28
BMO Pyrford Global Equity Fund	13	BMO Government Money Market Fund	29
BMO Pyrford Global Strategic Return Fund	14	BMO Tax-Free Money Market Fund	30
BMO Pyrford International Stock Fund	15	BMO Prime Money Market Fund	31
BMO Global Natural Resources Fund	16	Explanation of the Indexes and Notes in the Commentary
BMO LGM Emerging Markets Equity Fund	17		32

Financial Information

Expense Example			36

Schedules of Investments:
BMO Low Volatility Equity Fund	39	BMO TCH Emerging Markets Bond Fund	66
BMO Dividend Income Fund	40	BMO Ultra Short Tax-Free Fund	67
BMO Large-Cap Value Fund	42	BMO Short Tax-Free Fund	71
BMO Large-Cap Growth Fund	44	BMO Short-Term Income Fund	74
BMO Mid-Cap Value Fund	45	BMO Intermediate Tax-Free Fund	78
BMO Mid-Cap Growth Fund	47	BMO Mortgage Income Fund	83
BMO Small-Cap Value Fund	48	BMO TCH Intermediate Income Fund	84
BMO Small-Cap Core Fund	50	BMO TCH Corporate Income Fund	86
BMO Small-Cap Growth Fund	53	BMO TCH Core Plus Bond Fund	90
BMO Micro-Cap Fund	55	BMO Monegy High Yield Bond Fund	95
BMO Global Low Volatility Equity Fund	57	BMO Multi-Asset Income Fund	100
BMO Pyrford Global Equity Fund	59	BMO Government Money Market Fund	100
BMO Pyrford Global Strategic Return Fund	60	BMO Tax-Free Money Market Fund	102
BMO Pyrford International Stock Fund	62	BMO Prime Money Market Fund	104
BMO Global Natural Resources Fund	63	Notes to Schedules of Investments	107
BMO LGM Emerging Markets Equity Fund	65

Statements of Assets and Liabilities			108
Statements of Operations			114
Statements of Changes in Net Assets			120
Financial Highlights			128
Notes to Financial Statements			137

Results of the Special Meeting of Shareholders			163

Report of Independent Registered Public Accounting Firm			164

Directors and Officers of the Funds			165

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts			167

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report — Commentary	BMO Low Volatility Equity Fund

The BMO Low Volatility Equity Fund (the Fund) returned 19.60% for the fiscal year ended August 31, 2014 versus the Russell 1000® Index and the Lipper Large-Cap Core Funds Index, which returned 25.36% and 22.86%, respectively.

The fiscal year was an exceptionally strong market environment. In fact, the Index returns were positive in 10 out of 12 months. During particularly strong markets like these, the Fund aims to participate meaningfully in the market’s upside. Capturing around 80% of this strong upside exceeds our expectations for performance in this type of market. In limiting our upside participation, we also aim to limit downside participation, should the market correct in the future. The Fund also seeks to deliver lower risk returns than that of the market and the Fund accomplished this goal with volatility of returns about 80% of that of the Russell 1000® Index.

The Fund’s underperformance is largely attributable to holding lower risk stocks. During the period, higher risk stocks outperformed lower risk stocks substantially as the Russell 1000® Index rose over 25%. Specifically, underweights in Information Technology and Energy contributed to underperformance, as did an overweight within Consumer Staples. This headwind was mitigated by the Fund’s large overweight in Healthcare stocks, which contributed to performance. Top contributors to the Fund during the period were McKesson Corp. (0.0% of the Fund, 56%), Mylan, Inc. (0.0% of the Fund, 55%), and Entergy Corp. (2.0% of the Fund, 32%). Top detractors during the period were DSW, Inc. (1.1% of the Fund, -29%), Target Corp. (0.0% of the Fund, -6%), and ConAgra Foods, Inc. (1.3% of the Fund, -2%).

Heading into fiscal 2015, we view the primary themes in the market to be the perception of downside risk to equity markets after more than five years of strong performance, the evolution of central banking policy particularly in the U.S., and geopolitical tensions in the Middle East.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	19.60	17.07
Advisor Class (A) NAV	—	4.03
Advisor Class (A) OFFER	—	(1.17)
Institutional Class (I)	19.97	17.40
Russell 1000® Index	25.36	22.03
Lipper Large-Cap Core Funds Index	22.86	20.97

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jason C. Hans, CFA; since 1999

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MLVYX	09658L109	9/28/2012	1.54	0.91
Advisor (A)	BLVAX	09658W105	5/27/2014	1.54	0.91
Institutional (I)	MLVEX	09658L208	9/28/2012	1.29	0.66

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	9.4
Consumer Staples	18.7
Energy	4.0
Financials	18.7
Healthcare	15.3
Information Technology	12.3
Materials	3.4
Telecommunication Services	3.2
Utilities	13.4
Other Assets & Liabilities, Net	1.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Dividend Income Fund

The BMO Dividend Income Fund (the Fund) returned 23.52% for the fiscal year ended August 31, 2014 versus the Russell 1000® Value Index, the Standard & Poor’s 500® Index and the Lipper Equity Income Funds Index, which returned 24.43%, 25.25% and 21.47%, respectively.

The U.S. economy withstood a deep winter freeze during the fiscal year. The broad recovery has been led by the pickup in manufacturing, auto sales, and consumer confidence. Companies, despite hiring more workers, were able to maintain attractive profit margins due to tepid inflation and low wage growth. Corporate earnings grew in this environment and investors bid up the market accordingly. The Fund slightly underperformed against two of the indices in this strong market, as expected, due to its lower risk profile, while outperforming its Lipper peer group. We remain committed to our strategy of investing in stable, mature, dividend paying companies that historically have performed well over long-term investment cycles.

The main source of underperformance came from the Fund’s stock selection within the Healthcare sector. Due to the attractive yields offered, the Fund primarily invests in pharmaceutical companies. Unfortunately, this industry trailed other areas within the Healthcare sector, specifically the Biotech industry which offers little-to-no yield opportunities. Pfizer, Inc. (3.1% of the Fund, 8%) launched an unsuccessful takeover attempt of a large European drug maker. The company also saw falling margins at its fastest growth business lines.

The Fund benefited from strong stock selection within Consumer Staples and Consumer Discretionary. Within Consumer Staples, the Fund’s tobacco holdings Lorillard, Inc. (1.8% of the Fund, 48%) and Altria Group, Inc. (2.4% of the Fund, 34%) led due to industry consolidation. In Consumer Discretionary, top performers included Macy’s, Inc. (1.5% of the Fund, 43%) and Time Warner Cable, Inc. (0.0% of the Fund, 29%). Macy’s leadership team has successfully managed their business in a tough consumer environment. Time Warner Cable, which was sold from the Fund during the fiscal year, is being acquired by rival Comcast Corp. (1.4% of the Fund, 32%).

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	23.52	18.43
Advisor Class (A) NAV	—	5.84
Advisor Class (A) OFFER	—	0.58
Institutional Class (I)	23.87	18.76
Russell 1000® Value Index	24.43	22.21
Standard & Poor’s 500® Index	25.25	21.42
Lipper Equity Income Funds Index	21.47	18.71

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Kenneth M. Conrad, Ph.D., CFA; since 2000

Casey J. Sambs, CFA; since 2004

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MDIYX	09658L505	12/29/2011	1.07	0.91
Advisor (A)	BADIX	09658W204	5/27/2014	1.07	0.91
Institutional (I)	MDIVX	09658L604	12/29/2011	0.82	0.66

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocations
Sector	Fund (%)
Consumer Discretionary	9.3
Consumer Staples	9.5
Energy	9.3
Financials	14.6
Healthcare	12.7
Industrials	9.0
Information Technology	15.7
Materials	5.7
Telecommunication Services	6.0
Utilities	6.0
Other Assets & Liabilities, Net	2.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Large-Cap Value Fund

The BMO Large-Cap Value Fund (the Fund) returned 26.47% for the fiscal year ended August 31, 2014 versus the Russell 1000® Value Index and the Lipper Multi-Cap Value Funds Index, which returned 24.43% and 23.41%, respectively.

The fiscal year featured continued strength in the U.S. equity markets, driven by continuing signs of economic improvement as well as ongoing accommodative monetary policy by the Federal Reserve. In general, stocks with exposure to higher growth markets such as Information Technology and Health Care stocks, were the strongest performers over the year. Conversely, the more defensive sectors, Consumer Staples and Telecommunications, lagged the overall market. Additionally, stocks with attractive valuation characteristics, especially those producing strong cash flows, outperformed over the year.

The Fund benefited modestly from sector allocation during the period with stock selection driving the majority of the Fund’s outperformance versus the benchmark and peers. Security selection was particularly strong within the Industrial and Financial sectors. Within Industrials, the Fund’s position in Southwest Airlines Co. (2.0% of the Fund, 152%) was the top contributor to performance. Within Financials, Ameriprise Financial, Inc. (2.0% of the Fund, 49%) was a top contributor. Other contributors included Helmerich & Payne, Inc. (1.4% of the Fund, 71%) and DIRECTV Group, Inc. (0.0% of the Fund, 46%). Stock selection was most negative in the Technology sector, with detractors including Symantec Corp. (0.0% of the Fund, -2%), NetApp, Inc. (1.5% of the Fund, 19%), and Cisco Systems, Inc. (2.1% of the Fund, 11%).

Heading into fiscal 2015, we view the primary themes in the market to be the evolution of Federal Reserve policy and the pace/extent of stimulus withdrawal; geopolitical tensions in the Middle East; and a busy fall calendar in Washington that includes mid-term elections.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	26.47	15.21	7.20	—
Advisor Class (A) NAV	—	—	—	5.32
Advisor Class (A) OFFER	—	—	—	0.08
Institutional Class (I)	26.74	15.51	—	6.69
Russell 1000® Value Index	24.43	16.62	8.23	—
Lipper Multi-Cap Value Funds Index	23.41	15.44	7.53	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jason C. Hans, CFA; since 1999

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MREIX	09658L836	9/30/1993	1.27	1.24
Advisor (A)	BALVX	09658W303	5/27/2014	1.27	1.24
Institutional (I)	MLVIX	09658L844	1/31/2008	1.02	0.99

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	7.4
Consumer Staples	7.2
Energy	15.8
Financials	24.4
Healthcare	14.0
Industrials	8.2
Information Technology	11.8
Materials	3.4
Utilities	5.7
Other Assets & Liabilities, Net	2.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Large-Cap Growth Fund

The BMO Large-Cap Growth Fund (the Fund) returned 30.33% for the fiscal year ended August 31, 2014 versus the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Index, which returned 26.29% and 24.86%, respectively.

The fiscal year featured continued strength in the U.S. Equity markets, driven by continuing signs of economic improvement as well as ongoing accommodative monetary policy by the Federal Reserve. In general, stocks with exposure to higher growth markets, such as Information Technology and Healthcare stocks, were the strongest performers over the year. Conversely, the more defensive sectors, Consumer Staples and Telecommunications, lagged the overall market. Additionally, stocks with attractive valuation characteristics, especially those producing strong cash flows, outperformed over the year.

The Fund modestly benefited from sector allocation during the period, however, stock selection drove the majority of the Fund’s outperformance versus the benchmark and peers. Security selection was particularly strong within the Healthcare and Industrials sectors. Within Healthcare, the Fund’s positions in pharmaceutical companies Endo Health Solutions, Inc. (0.0% of the Fund, 63%) and Jazz Pharmaceuticals PLC (0.0% of the Fund, 63%) were top contributors to Fund performance. Within the Industrials sector, Southwest Airlines Co. (2.0% of the Fund, 152%) was the biggest contributor. Stock selection was most negative in the Energy sector, including several of the largest detractors to Fund performance for the year. The Fund’s positions in energy equipment manufacturer Dril-Quip, Inc. (0.0% of the Fund, -10%) and energy exploration and production company Anadarko Petroleum Corp. (0.0% of the Fund, -11%) were amongst the largest detractors to Fund performance this year.

Heading into fiscal 2015, we view the primary themes in the market to be the evolution of Federal Reserve policy and the pace/extent of stimulus withdrawal; geopolitical tensions in the Middle East; and a busy fall calendar in Washington that includes mid-term elections.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	30.33	17.18	8.66	—
Advisor Class (A) NAV	—	—	—	6.72
Advisor Class (A) OFFER	—	—	—	1.41
Institutional Class (I)	30.63	17.47	—	9.44
Russell 1000® Growth Index	26.29	17.82	9.20	—
Lipper Multi-Cap Growth Funds Index	24.86	17.10	9.45	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jason C. Hans, CFA; since 1999

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MASTX	09658L745	11/20/1992	1.25	1.24
Advisor (A)	BALGX	09658W402	5/27/2014	1.25	1.24
Institutional (I)	MLCIX	09658L752	1/31/2008	1.00	0.99

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	15.2
Consumer Staples	7.5
Energy	4.0
Financials	7.6
Healthcare	15.9
Industrials	11.5
Information Technology	29.3
Materials	2.4
Telecommunication Services	5.3
Other Assets & Liabilities, Net	1.3
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Mid-Cap Value Fund

The BMO Mid-Cap Value Fund (the Fund) returned 24.65% for the fiscal year ended August 31, 2014 versus the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index, which returned 27.20% and 24.40%, respectively.

Stocks continued their march higher during the fiscal year, adding to the large gains of the previous year. Similar to last year, an accommodative Federal Reserve and an improving domestic economy remained positive influences on stock prices. Not that challenges were absent, considering the unrest in Russia/Ukraine and escalating violence in the Middle East, but they remained relatively benign. All ten economic sectors in the Russell Index recorded positive double-digit results ranging from 20% to 56%.

In terms of performance attribution for the Fund, stock selection in the Energy and Financial sectors displayed strong relative results. In the Energy sector, Newfield Exploration Co. (1.0% of the Fund), Cimarex Energy Co. (1.1% of the Fund) and Helmerich & Payne, Inc. (0.0% of the Fund) each advanced over 70%, while in the Financial sector, asset managers Ameriprise Financial, Inc. (1.6% of the Fund) and Invesco, Ltd. (1.9% of the Fund) gained 49% and 38%, respectively.

Alternatively, the Fund’s Healthcare and Technology sectors trailed their respective categories. Both categories advanced close to 40%, creating stiff hurdles to overcome. In Healthcare, Bruker Corp. (1.5% of the Fund) and Hologic, Inc. (0.0% of the Fund) were flattish versus the index average of 38%. In Technology, Western Digital Corp. (1.7% of the Fund) and Broadcom Corp. (1.8% of the Fund) moved higher by 69% and 50%, respectively, but Symantec Corp. (1.9% of the Fund) and Teradata Corp. (2.1% of the Fund) were down during the year.

Sector allocation was a slightly positive contributor to overall performance. An average cash position of slightly under four percent detracted from relative performance. Underweight positions in Financials and Utilities provided positive relative sector results and an overweight position in Technology boosted relative returns. Sector allocation is a by-product of the stock selection process, and is not the driving force of investment decisions. The Fund’s focus has always been on company fundamentals, valuations, and a “bottom-up” individual stock selection process.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	24.65	17.59	9.36	—
Advisor Class (A) NAV	—	—	—	6.32
Advisor Class (A) OFFER	—	—	—	1.03
Institutional Class (I)	24.96	17.89	—	10.11
Retirement Class (R-3)	—	—	—	6.27
Retirement Class (R-6)	—	—	—	6.45
Russell Midcap® Value Index	27.20	19.45	10.92	—
Lipper Mid-Cap Value Funds Index	24.40	17.76	9.97	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Gregory S. Dirkse, CFA; since 1999

Matthew B. Fahey; since 1984

Brian J. Janowski, CFA, CPA; since 2002

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRVEX	09658L695	9/30/1993	1.22	1.22
Advisor (A)	BAMCX	09658W501	5/27/2014	1.22	1.22
Institutional (I)	MRVIX	09658L711	1/31/2008	0.97	0.97
Retirement (R-3)	BMVDX	09658V446	5/27/2014	1.47	1.47
Retirement (R-6)	BMVGX	09658V438	5/27/2014	0.82	0.82

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	12.2
Consumer Staples	3.2
Energy	7.2
Financials	24.0
Healthcare	8.6
Industrials	11.0
Information Technology	17.9
Materials	8.1
Telecommunication Services	1.1
Utilities	2.9
Other Assets & Liabilities, Net	3.8
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Mid-Cap Growth Fund

The BMO Mid-Cap Growth Fund (the Fund) returned 19.16% for the fiscal year ended August 31, 2014 versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index, which returned 23.66% and 20.64%, respectively.

Despite continuing geopolitical and macroeconomic risks during fiscal year 2014, the continued improvement in the U.S. economy, manageable inflation, and a still accommodative Federal Reserve resulted in muted volatility and strong equity performance. Investor interest in a narrow swath of “darling” companies resulted in a handful of names contributing on an outsized basis to benchmark returns, as investor risk-seeking and price momentum outweighed any valuation concerns for most of the period. As the fiscal year concludes, we are hopeful that investors will once again stay focused on fundamentals and have a renewed focus on valuations as the now 5+ year bull market continues.

Our stock selection process remains disciplined and active. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing. In effect, this serves to limit risk, as we are not betting shareholders’ money on turnaround situations, nor speculating on the hopes and dreams of other investors and company management teams. Benchmark returns in industries where the Fund tends to be underweight historically, specifically semiconductors and airlines, performed well over the fiscal year and served as a headwind to performance. We strongly believe that our strict adherence to our process continues to uncover new investment ideas that should benefit Fund returns over the coming years.

The Fund’s performance was driven by positive stock selection in the Energy and Financial sectors, along with a group overweight to Healthcare and Industrials and group underweight to Consumer Staples. Stock selection within the Industrial, Consumer Discretionary, and Technology sectors was most detrimental to relative returns. The top contributors to total return for the Fund during the year were: United Rentals, Inc. (1.5% of the Fund, 115%), Actavis PLC (2.1% of the Fund, 68%), and Bellatrix Exploration, Ltd. (4.2% of the Fund, 21%). The positions most detrimental to relative returns for the Fund were: Acacia Research Corp. (1.6% of the Fund, -17%), Aegerion Pharmaceuticals, Inc. (0.2% of the Fund, -62%), and Infoblox, Inc. (0.0% of the Fund, -49%).

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	19.16	18.18	10.68	—
Advisor Class (A) NAV	—	—	—	4.54
Advisor Class (A) OFFER	—	—	—	(0.66)
Institutional Class (I)	19.43	18.46		9.61
Retirement Class (R-3)	—	—	—	4.46
Retirement Class (R-6)	—	—	—	4.64
Russell Midcap® Growth Index	23.66	19.14	10.97	—
Lipper Mid-Cap Growth Funds Index	20.64	16.92	10.54	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Patrick M. Gundlach, CFA; since 2002

Kenneth S. Salmon; since 1986

Share class			Inception date	Expenses (%)
	Ticker	CUSIP		Gross	Net
Investor (Y)	MRMSX	09658L729	9/30/1993	1.21	1.21
Advisor (A)	BGMAX	09658W600	5/27/2014	1.21	1.21
Institutional (I)	MRMIX	09658L737	1/31/2008	0.96	0.96
Retirement (R-3)	BMGDX	09658V420	5/27/2014	1.46	1.46
Retirement (R-6)	BMGGX	09658V412	5/27/2014	0.81	0.81

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	21.1
Consumer Staples	1.4
Energy	6.7
Financials	9.6
Healthcare	20.9
Industrials	17.8
Information Technology	18.0
Telecommunication Services	2.5
Other Assets & Liabilities, Net	2.0
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Small-Cap Value Fund

The BMO Small-Cap Value Fund (the Fund) returned 17.36% for the fiscal year ended August 31, 2014 versus the Russell 2000® Value Index and the Lipper Small-Cap Core Funds Index, which returned 18.10% and 17.89%, respectively.

Stocks continued their march higher during the fiscal year, adding to the large gains of the previous year. Similar to last year, an accommodative Federal Reserve and an improving domestic economy remained positive influences on stock prices. Not that challenges were absent, considering the unrest in Russia/Ukraine and escalating violence in the Middle East, but they remained relatively benign. Nine of ten economic sectors in the Russell 2000® Value Index recorded positive double-digit results ranging from 12% to 25%. Telecom Services, which represents less than 1% of the index, was down approximately 1%.

In terms of performance attribution, individual stock selection was a positive contributor to overall performance. In the Technology sector, superior stock selection led to strong relative results. Synaptics, Inc. (1.5% of the Fund) advanced over 100%, while Lattice Semiconductor Corp. (0.0% of the Fund) was up approximately 70%. The Fund’s Basic Material sector posted a 36% return, which compared favorably to its respective sector in the Russell 2000® Value Index which appreciated 21%. The investments in two packaging companies, namely Graphic Packaging Holding Co. (2.2% of the Fund, 54%) and Kapstone Paper and Packaging Corp. (2.0% of the Fund, 46%) led the group.

Stock selection in the Financial sector detracted from relative performance, as the Fund’s investments in this sector advanced approximately 10%, while the Russell 2000® Value Index sector was up 17%. Tower Group, Inc. (0.0% of the Fund), an insurance company, fell approximately 40% after disclosing adverse reserve development. Gain Capital Holdings, Inc. (0.9% of the Fund), a provider of online trading services dropped 37% due to weak trading volumes.

Sector allocation was slightly negative to overall performance. An average cash position of slightly under five percent detracted from relative performance as did underweight positions in Financials (REIT-related) and Utilities. Sector allocation is a by-product of the stock selection process, and is not the driving force of investment decisions. The Fund’s focus has always been on company fundamentals, valuation, and a “bottom-up” individual stock selection process.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	17.36	15.09
Advisor Class (A) NAV	—	2.93
Advisor Class (A) OFFER	—	(2.24)
Institutional Class (I)	17.68	15.38
Retirement Class (R-3)	—	2.91
Retirement Class (R-6)	—	3.06
Russell 2000® Value Index	18.10	11.38
Lipper Small-Cap Core Funds Index	17.89	11.83

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Gregory S. Dirkse, CFA; since 1999

Matthew B. Fahey; since 1984

Brian J. Janowski, CFA, CPA; since 2002

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRSYX	09658L588	2/28/2011	1.52	1.26
Advisor (A)	BACVX	09658W709	5/27/2014	1.52	1.26
Institutional (I)	MRSNX	09658L596	2/28/2011	1.27	1.01
Retirement (R-3)	BSVDX	09658V396	5/27/2014	1.77	1.51
Retirement (R-6)	BSVGX	09658V388	5/27/2014	1.12	0.86

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	10.4
Consumer Staples	1.4
Energy	8.4
Financials	26.8
Healthcare	8.0
Industrials	15.3
Information Technology	16.2
Materials	6.9
Telecommunication Services	1.0
Utilities	3.3
Other Assets & Liabilities, Net	2.3
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Small-Cap Core Fund

The BMO Small-Cap Core Fund (the Fund) returned 3.80% for the period from inception (December 27, 2013) through August 31, 2014 versus the Russell 2000® Index and the Lipper Small-Cap Core Funds Index, which returned 1.98% and 2.60%, respectively.

In many ways, this has been a year of digestion in the U.S. equity markets. Following a strong 2013, the U.S. equity market produced a moderately positive return this year. Economic growth struggled early in the year with a weather-related slowdown, but since then has shown signs of steady recovery. The Federal Reserve remains on course to finish tapering by the end of the year, despite concerns over slow growth and lack of inflation. Interest rates, after rising in the second half of 2013, have fallen so far this year. Within equity markets, small caps have lagged large caps after leading most of last year, and some expensive areas of the market, such as biotechnology and internet-related stocks, have experienced strong corrections.

Against this backdrop, the Fund outperformed its benchmark and peer group. The Fund’s focus on valuation was particularly additive this year, as investors paid a lot of attention to valuation during this period of digestion. Stock selection was also positive, led by the Energy sector, where top contributors included Pioneer Energy Services Corp. (0.8% of the Fund, 92%) and Warren Resources, Inc. (0.9% of the Fund, 105%). Another area of strength was Healthcare, where contributors included Providence Service Corp. (1.0% of the Fund, 77%) and Albany Molecular Research, Inc. (0.8% of the Fund, 96%). Underperformers during the period included Roundy’s, Inc. (0.0% of the Fund, -64%), Regional Management Corp. (0.5% of the Fund, -50%), and Acxiom Corp. (0.0% of the Fund, -50%).

Heading into fiscal 2015, we view the primary themes in the market to be the evolution of Federal Reserve policy and the pace/extent of stimulus withdrawal; geopolitical tensions in the Middle East; and a busy fall calendar in Washington that includes mid-term elections.

Cumulative total returns (%)
Since inception*
Investor Class (Y)	3.80
Advisor Class (A) NAV	2.98
Advisor Class (A) OFFER	(2.17)
Institutional Class (I)	4.00
Russell 2000® Index	1.98
Lipper Small-Cap Core Funds Index	2.60

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Thomas Lettenberger, CFA; since 1994

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	BSCYX	09658V545	12/27/2013	1.94	1.15
Advisor (A)	BCCAX	09658W808	5/27/2014	1.94	1.15
Institutional (I)	BSCNX	09658V537	12/27/2013	1.69	0.90

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	10.0
Consumer Staples	3.8
Energy	7.3
Financials	21.0
Healthcare	16.0
Industrials	15.2
Information Technology	18.7
Materials	2.6
Utilities	3.0
Other Assets & Liabilities, Net	2.4
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Small-Cap Growth Fund

The BMO Small-Cap Growth Fund (the Fund) returned 14.44% for the fiscal year ended August 31, 2014 versus the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index, which returned 17.30% and 13.51%, respectively.

Despite continuing geopolitical and macroeconomic risks during the fiscal year, the continued improvement in the U.S. economy, manageable inflation, and a still accommodative Federal Reserve resulted in muted volatility and strong equity performance. Investor speculation in some sectors, notably developmental stage bio-techs and internet services, was also high, as risk-seeking and price momentum outweighed any valuation concerns for most of the period. As the fiscal year concludes, we are hopeful that investors will once again stay focused on fundamentals and have a renewed focus on valuations as the now 5+ year bull market continues.

Our stock selection process remains disciplined and active. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing. In effect, this serves to limit risk, as we are not betting shareholders’ money on turnaround situations, nor speculating on the hopes and dreams of other investors and company management teams. We strongly believe that our strict adherence to our process continues to uncover new investment ideas that should benefit Fund returns over the coming years.

The Fund’s performance was driven by strong stock selection in the Consumer Discretionary, Financial, and Material sectors, along with group underweights to the Industrial and Technology sectors. Stock selection within the Consumer Staples, Healthcare, Industrial and Technology sectors were most detrimental to relative returns, along with a group underweight to the Material sector. The top contributors to total return for the Fund during the year were: Penn Virginia Corp. (0.0% of the Fund, 162%), Actuant Corp. (formerly ICG Group) (0.9% of the Fund, 39%), and Unit Corp. (0.0% of the Fund, 38%). The positions most detrimental to relative returns for the Fund were: Rocket Fuel, Inc. (0.0% of the Fund, -47%), TearLab Corp 0.5% of the Fund, -71%), and Aegerion Pharmaceuticals, Inc. 0.5% of the Fund, -62%).

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	14.44	19.54	12.49	—
Institutional Class (I)	14.69	19.82	—	11.16
Russell 2000® Growth Index	17.30	18.29	10.22	—
Lipper Small-Cap Growth Funds Index	13.51	17.02	9.12	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Patrick M. Gundlach, CFA; since 2002

Kenneth S. Salmon; since 1986

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRSCX	09658L612	10/31/1995	1.42	1.42
Institutional (I)	MSGIX	09658L620	1/31/2008	1.17	1.17

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	15.3
Consumer Staples	0.8
Energy	9.8
Financials	12.6
Healthcare	23.3
Industrials	12.3
Information Technology	18.1
Materials	1.1
Telecommunication Services	4.0
Other Assets & Liabilities, Net	2.7
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Micro-Cap Fund

The BMO Micro-Cap Fund (the Fund) returned 14.90% for the period from inception (September 30, 2013) through August 31, 2014 versus the Russell Microcap® Index and the Lipper Micro-Cap Funds Index, which returned 9.17% and 7.75%, respectively.

The Fund’s inception period began during a very strong market environment, with many of the major indices, including the Russell Microcap® Index, up over 10% from inception through December 31, 2013. Entering 2014, investors began to digest the strong returns of calendar 2013. In particular, investors began to harvest gains within small-cap and micro-cap stocks, which had significantly outperformed large-caps during all of 2013. As a result, calendar 2014-to-date has been a lackluster period for small- and micro-caps, with the Russell Microcap® Index down 0.99% versus the 9.90% gain for the Russell 1000® Index.

Against this backdrop, the Fund outperformed its benchmark and peer group. While the Fund modestly benefited from positive sector allocation during the period, the vast majority of the outperformance was due to strong stock selection particularly within the Healthcare sector. Included within Healthcare were three holdings that returned greater than 100% during the period; RadNet, Inc. (1.4% of the Fund, 177%), Fonar Corp. (0.9% of the Fund, 112%) and PharMerica Corp. (0.0% of the Fund, 102%). Another area of strength was within the Industrial sector, including the Fund’s holdings in CTPartners Executive Search, Inc. (1.3% of the Fund, 90%) and ARC Document Solutions, Inc. (0.9% of the Fund, 77%). Underperformers during the period included two stocks within the volatile Biotechnology industry; MEI Pharma, Inc. (0.0% of the Fund, -50%) and Coronado Biosciences (0.0% of the Fund, -74%). Other notable detractors included Roundy’s, Inc. (0.4% of the Fund, -63%) and Support.com, Inc. (0.4% of the Fund, -56%).

Heading into fiscal 2015, we view the primary themes in the market to be the evolution of Federal Reserve policy and the pace/extent of stimulus withdrawal; geopolitical tensions in the Middle East; and a busy fall calendar in Washington that includes mid-term elections.

Cumulative total returns (%)
Since inception*
Investor Class (Y)	14.90
Advisor Class (A) NAV	3.89
Advisor Class (A) OFFER	(1.29)
Institutional Class (I)	15.20
Russell Microcap® Index	9.17
Lipper Micro-Cap Funds Index	7.75

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Thomas Lettenberger, CFA; since 1994

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	BMMYX	09658V792	9/30/2013	2.25	1.35
Advisor (A)	BMACX	09658W881	5/27/2014	2.25	1.35
Institutional (I)	BMMIX	09658V784	9/30/2013	2.00	1.10

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	10.7
Consumer Staples	0.9
Energy	6.9
Financials	23.7
Healthcare	20.8
Industrials	13.5
Information Technology	14.7
Materials	3.6
Telecommunication Services	2.2
Utilities	1.1
Other Assets & Liabilities, Net	1.9
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Global Low Volatility Equity Fund

The BMO Global Low Volatility Equity Fund (the Fund) returned 14.70% for the period from inception (September 30, 2013) through August 31, 2014 versus the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and the Lipper Global Multi-Cap Core Funds Index, which returned 15.05% and 13.52%, respectively.

The Fund’s inception period was a very strong market environment. In fact, both the Fund and the ACWI Index returns were positive in 9 out of 11 months during this period. Not only did the Fund nearly match the total return of the ACWI Index and outperform the Lipper Global Multi-Cap Core Funds Index, it also did so with lower volatility: the Fund’s volatility of return was less than 75% of that of the ACWI Index.

The Fund’s positive and stable performance is largely attributable to strong stock selection packaged into a low risk portfolio. The Fund’s focus on stocks with cheap valuations, strong fundamentals, and improving investor interest was rewarded during the period. Top contributors to the Fund during the period were McKesson Corp. (2.0% of the Fund, 53%), Dr. Pepper Snapple Group, Inc. (2.2% of the Fund, 44%), and Next PLC (1.4% of the Fund, 47%). Top detractors during the period were Wowprime Corp. (0.9% of the Fund, -22%), Magellan Health, Inc. (1.5% of the Fund, -7%), and Morningstar, Inc. (1.5% of the Fund, -15%). Sector selection was also a modest positive, with overweights in Healthcare and Utilities and underweights in the Financial and Material sectors adding value. The Fund’s underweight in Information Technology and overweight of Telecommunications Services and Consumer Staples sectors detracted value. Country selection was a modest drag on the portfolio, particularly with an underweight in a strong U.S. stock market. This was more than offset, however, by strong stock selection within the United Kingdom, China, and New Zealand.

Heading into fiscal 2015, we view the primary themes in the market to be the perception of downside risk to equity markets after more than five years of strong performance, the evolution of central banking policy particularly in the U.S., and geopolitical tensions in the Middle East.

Cumulative total returns (%)
Since inception*
Investor Class (Y)	14.70
Advisor Class (A) NAV	3.15
Advisor Class (A) OFFER	(2.05)
Institutional Class (I)	15.00
Morgan Stanley Capital International All Country World Index	15.05
Lipper Global Multi-Cap Core Funds Index	13.52

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jay Kaufman, CFA; since 2006

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	BGLVX	09658V776	9/30/2013	1.80	1.10
Advisor (A)	BAEGX	09658W873	5/27/2014	1.80	1.10
Institutional (I)	BGLBX	09658V768	9/30/2013	1.55	0.85

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	8.5
Consumer Staples	13.9
Energy	3.6
Financials	11.0
Healthcare	22.1
Industrials	8.2
Information Technology	5.0
Materials	1.2
Telecommunication Services	8.8
Utilities	8.7
Other Assets & Liabilities, Net	9.0
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Pyrford Global Equity Fund

The BMO Pyrford Global Equity Fund (the Fund) returned 7.40% for the period from inception (December 27, 2013) through August 31, 2014 versus the Morgan Stanley Capital International World Index and the Lipper Global Multi-Cap Core Funds Index, which returned 7.24% and 5.96%, respectively.

The period saw global equity markets continue their steady rise, a rise that has now proceeded with few interruptions since March 2009. Once again, ample supplies of liquidity have been central to this advance. Over the period ending August 31, 2014 the effect of country allocation was broadly neutral to performance. The portfolio’s significant underweight allocation in Japanese equities added notably over the period. The largest negative contributor to returns over the period was the large underweight position to U.S. equities. The portfolio’s overweight position in Malaysia also detracted over the period.

In terms of currency allocation, the hedging of the Australian dollar was a negative contributor. This hedging position seeks to protect the portfolio from expected weakness in the underlying currency. Stock selection was notably strong over the period, led by stock picking throughout the Pacific Basin. Stock picking in Hong Kong, Japan, Australia, and Malaysia was particularly strong. Stock picking in Europe also added to performance however U.S. stock picking was notably weak over the period. Geographically, the portfolio remains overweight in the Asia Ex-Japan region and significantly underweight the U.S., Japan and U.K. Within Europe there is very little exposure to the problem countries in the south where sovereign debt concerns are at their greatest. The European portfolio is concentrated in Switzerland and the relatively healthy economies of core Europe, like Germany and the Netherlands.

In terms of sectors, the portfolio is very defensively positioned with underweight exposure to cyclical sectors and particularly banks (the portfolio has a zero weighting in European banks). Overweight sectors include Energy, Utilities and Telecommunications which offer high dividend yields and visible earnings streams. Due to private sector deleveraging and public sector budgetary constraints we expect a prolonged period of subdued economic growth. China and the rest of Asia ex-Japan will continue to provide the lead.

Key portfolio characteristics relative to the index include higher dividend yield, lower debt to equity, and higher return on equity. These characteristics have been consistent throughout our history of managing international equity portfolios and reflect our commitment to issues of value and quality.

Cumulative total returns (%)
Since inception*
Investor Class (Y)	7.40
Advisor Class (A) NAV	2.29
Advisor Class (A) OFFER	(2.81)
Institutional Class (I)	7.60
Morgan Stanley Capital International World Index	7.24
Lipper Global Multi-Cap Core Funds Index	5.96

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Pyrford International Ltd.

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	BGEYX	09658V529	12/27/2013	1.87	1.15
Advisor (A)	BAGEX	09658W865	5/27/2014	1.87	1.15
Institutional (I)	BGENX	09658V511	12/27/2013	1.62	0.90

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	8.2
Consumer Staples	13.3
Energy	13.5
Financials	9.4
Healthcare	8.1
Industrials	14.4
Information Technology	14.3
Materials	4.5
Telecommunication Services	8.0
Utilities	2.1
Other Assets & Liabilities, Net	4.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Pyrford Global Strategic Return Fund

The BMO Pyrford Global Strategic Return Fund (the Fund) returned 3.67% for the fiscal year ended August 31, 2014 versus the Consumer Price Index + 4% target, which returned 5.85%.

The portfolio continues to be very defensively positioned with an asset allocation of equity 25%, fixed income 72% and cash 3%. This reflects the view that there is very little fundamental value in either global equities or longer duration quality sovereign bonds and that capital market valuations do not discount the significant structural economic problems and material risks that exist.

After rising towards the end of 2013, government bond yields declined steadily throughout 2014, with some of the most spectacular declines occurring in the most troubled parts of the eurozone. As a result of declining yields, the portfolio’s bonds produced positive returns over the period (North America 0.25%, Europe 3.74%); however, by owning only short duration bonds, returns were muted. The constant liquidity injections throughout the world combined with the frenetic pursuit of return by investors have pushed bond markets into bubble territory. Negative real yields remain in several markets and we continue to adopt a defensive stance by owning only short duration securities to protect the capital value of the portfolio from expected rises in yields.

The year ending August 31, 2014 saw equity markets continue their steady rise, a rise that has now proceeded with few interruptions since March 2009. Over the period, the portfolio’s U.S. equities rose over 19% while overseas equities were up 17%. Markets continue to be awash with central bank-created liquidity through programs of quantitative easing. Because debt levels are already very high in many developed economies, this newly created money is not finding its way into credit growth through the usual transmission mechanism and instead is “leaking” into capital markets and chasing asset prices higher. We remain a value manager and will not be enticed into such significantly overvalued markets. The equity portfolio remains defensively positioned with a zero weighting in European banks and limited exposure to more cyclical sectors such as Capital Goods and Materials. The portfolio is well represented in defensive sectors such as Utilities, Energy and Telecommunications. These sectors offer predictable revenue streams and attractive valuations. The focus of the portfolio remains on balance sheet strength, profitability, earnings visibility, and value.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	3.67	2.63
Advisor Class (A) NAV	—	0.00
Advisor Class (A) OFFER	—	(4.96)
Institutional Class (I)	4.47	3.08
Consumer Price Index + 4%	5.85	5.82

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Pyrford International Ltd.

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MGRYX	09658L455	12/29/2011	1.59	1.24
Advisor (A)	BPGAX	09658W857	5/27/2014	1.59	1.24
Institutional (I)	MGRNX	09658L463	12/29/2011	1.34	0.99

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	2.8
Consumer Staples	3.0
Energy	3.8
Financials	2.3
Healthcare	1.5
Industrials	3.7
Information Technology	4.4
Materials	0.4
Telecommunication Services	3.3
Utilities	0.1
International Bonds	29.0
U.S. Government & U.S. Government Agency Obligations	41.1
Other Assets & Liabilities, Net	4.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Pyrford International Stock Fund

The BMO Pyrford International Stock Fund (the Fund) returned 13.69% for the fiscal year ended August 31, 2014 versus the Morgan Stanley Capital International Europe, Australasia, Far East Index and the Lipper International Multi-Cap Core Funds Index which returned 16.43% and 16.23%, respectively.

The period saw international equity markets continue their steady rise, a rise that has now proceeded with few interruptions since March 2009. Once again, ample supplies of liquidity have been central to this advance. Over the year ending August 31, 2014 the effect of country allocation was a positive contributor to performance. The portfolio’s overweights to Taiwan and Hong Kong added notably. The largest negative contributor to returns over the period was the overweight position in Malaysia.

In terms of currency allocation, the hedging of the Australian dollar was a negative contributor. This hedging position seeks to protect the portfolio from expected weakness in the underlying currency. Stock selection was negative over the period. Value was added by stock picking in Japan while selection was largely negative in the Euro-zone. Stock selection was also notably negative in Hong Kong over the year. Geographically the portfolio remains overweight in the Asia Ex-Japan region and significantly underweight in Japan and U.K. Within Europe, there is very little exposure to the problem countries in the south where sovereign debt concerns are at their greatest. The European portfolio is concentrated in Switzerland and the relatively healthy economies of core Europe, like Germany and the Netherlands.

In terms of sectors, the portfolio is very defensively positioned with underweight exposure to cyclical sectors and particularly banks (the portfolio has a zero weighting in European banks). Overweight sectors include Energy, Utilities and Telecommunications which offer high dividend yields and visible earnings streams. Due to private sector deleveraging and public sector budgetary constraints we envisage a prolonged period of subdued economic growth. China and the rest of Asia ex-Japan will continue to provide the lead.

Key portfolio characteristics relative to the index include higher dividend yield, lower debt to equity, and higher return on equity. These characteristics have been consistent throughout our history of managing international equity portfolios and reflect our commitment to issues of value and quality.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	13.69	13.61
Advisor Class (A) NAV	—	(0.15)
Advisor Class (A) OFFER	—	(5.14)
Institutional Class (I)	14.00	13.92
Retirement Class (R-3)	—	(0.23)
Retirement Class (R-6)	—	0.00
Morgan Stanley Capital International Europe, Australasia, Far East Index	16.43	16.28
Lipper International Multi-Cap Core Funds Index	16.23	15.99

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Pyrford International Ltd.

Share class			Inception date	Expenses (%)
	Ticker	CUSIP		Gross	Net
Investor (Y)	MISYX	09658L497	12/29/2011	1.33	1.24
Advisor (A)	BPIAX	09658W840	5/27/2014	1.33	1.24
Institutional (I)	MISNX	09658L513	12/29/2011	1.08	0.99
Retirement (R-3)	BISDX	09658V370	5/27/2014	1.58	1.49
Retirement (R-6)	BISGX	09658V362	5/27/2014	0.93	0.84

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	4.5
Consumer Staples	9.7
Energy	11.1
Financials	7.2
Healthcare	10.9
Industrials	20.0
Information Technology	7.8
Materials	7.4
Telecommunication Services	10.1
Utilities	5.8
Other Assets & Liabilities, Net	5.5
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Global Natural Resources Fund

The BMO Global Natural Resources Fund (the Fund) returned 7.30% for the period from inception (December 27, 2013) through August 31, 2014 versus the Morgan Stanley Capital International (MSCI) All Country World Commodity Producers Sector Capped Index and the Lipper Global Natural Resources Funds Index, which returned 5.82% and 10.00%, respectively.

Fund inception through August 31, 2014 was a volatile period for commodity prices. Political turmoil in the Middle East and Africa was continuously weighed with and against the outlook for World Gross Domestic Product growth, a potential start to Federal Reserve interest rate increases, and growing U.S. oil production. The Energy and Precious Metals sectors were most impacted by these factors. Grain prices were negatively impacted through the period due to an outlook for a large corn and soy bean crop harvest.

Through this period of commodity price volatility, the Fund was able outperform its benchmark. Stock selection within the Energy sector was the main driver. The three Energy equities with the highest contribution were; Keyera Corp. (2.1% of the Fund, 50%), Halliburton Co. (1.3% of the Fund, 34%), and Canyon Services Group, Inc. 0.7% of the Fund, 38%). The Fund underperformed in both the Agriculture and Base Metals due to two specific holdings; MBAC Fertilizer Corp. (0.0% of the Fund, -64%), and Imperial Metals Corp. (0.0% of the Fund, -39%).

We believe that a weak grain price environment will persist through 2015 and has therefore positioned the Agriculture holding towards companies for whom grains are an input cost. Energy remains an overweight with the view that global geopolitics create continued supply side risk to oil prices, but look to own high quality exploration and production companies with a large, low cost resource base and energy service companies that offer customers high value add. Low global inflation and the specter of Federal Reserve interest rate increases act as an albatross around the neck of gold equities, so as we enter 2015 that exposure has been reduced. Within the Precious Metals group the outlook for palladium and platinum in the new fiscal year is positive on supply constraints and increased pollution controls. We continue to be underweight the Base Metals sector due to slower economic growth in China and a flood of supply in the iron ore markets.

Cumulative total returns (%)
Since inception*
Investor Class (Y)	7.30
Advisor Class (A) NAV	3.77
Advisor Class (A) OFFER	(1.38)
Institutional Class (I)	7.70
Morgan Stanley Capital International All Country World Commodity Producers Sector Capped Index	5.82
Lipper Global Natural Resources Funds Index	10.00

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Manager; Investment Experience

Jon Borchardt; since 1984

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	BNRYX	09658V479	12/27/2013	1.99	1.24
Advisor (A)	BAGNX	09658W832	5/27/2014	1.99	1.24
Institutional (I)	BNRIX	09658V461	12/27/2013	1.74	0.99

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	5.5
Consumer Staples	11.5
Energy	42.2
Healthcare	1.5
Industrials	6.8
Materials	34.0
Other Assets & Liabilities, Net	(1.5)
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO LGM Emerging Markets Equity Fund

The BMO LGM Emerging Markets Equity Fund (the Fund) returned 15.35% for the fiscal year ended August 31, 2014 versus the Morgan Stanley Capital International Emerging Markets Index and the Lipper Emerging Markets Funds Index, which returned 19.98% and 20.27%, respectively.

Domestically-oriented companies in India contributed positively to performance such as new investments Yes Bank, Ltd. (4.5% of the Fund, 143%), a full service commercial bank in India; as well as Emami, Ltd. (3.0% of the Fund, 47%), a household and personal care company; and Titan Co., Ltd. (2.1% of the Fund, 56%), the country’s largest gold jewelry retailer. The Fund also added to its investment in ITC, Ltd. (5.6% of the Fund, 8%), India’s leading tobacco and fast moving consumer goods company. The Fund’s performance also benefited from the overweight and positive stock selection in the Philippines, as the Fund’s second largest holding, local snack producer Universal Robina Corp. (4.8% of the Fund, 41%), continues to execute well on the domestic market. The Fund’s only investment in South Korea, a leading tobacco and ginseng producer, KT&G Corp. (2.4% of the Fund, 48%), also contributed positively to the Fund’s performance as the government’s proposed excise tax hike, the first one in nearly a decade, was likely to be reciprocated by the company, preserving margin and cash flow expansion.

The Fund’s performance was hurt by its stock selection in Hong Kong-listed companies such as Giordano International, Ltd. (1.2% of the Fund, -33%) as the company continues to face challenges re-positioning its products in a highly competitive Chinese market. Parkson Retail Asia, Ltd. (1.4% of the Fund, -29%) was another detractor to performance as consumption slowdown in Malaysia, its main market, was reflected in the negative like-for-like sales growth. The weakness in Coca-Cola Embonor SA (1.3% of the Fund, -31%), Chile’s leading soft-drink bottler, was driven by slowing domestic consumption.

The Fund’s key objective is to invest actively in emerging market companies to drive the long-term capital appreciation of our clients’ wealth. We believe we can add value through sound, bottom-up fundamental investment analysis with a long-term approach. Our unconstrained approach focuses on identifying companies that meet our quality criteria that include strong business models, robust balance sheets, proven management teams and clear and fair alignments between majority and minority shareholders. We typically invest in companies generating high free cash flows to support a growing dividend stream, which is also reflective of a quality factor.

Average annual total returns (%)
	1-year	5-year	Since inception*
Investor Class (Y)	15.35	5.80	12.12
Advisor Class (A) NAV	—	—	4.46
Advisor Class (A) OFFER	—	—	(0.76)
Institutional Class (I)	15.57	6.04	12.37
Morgan Stanley Capital International Emerging Markets Index	19.98	7.90	15.33
Lipper Emerging Markets Funds Index	20.27	8.52	15.49

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

LGM Investments Limited

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MEMYX	09658L471	12/22/2008	1.65	1.40
Advisor (A)	BAEMX	09658W824	5/27/2014	1.65	1.40
Institutional (I)	MIEMX	09658L489	12/22/2008	1.40	1.15

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	18.5
Consumer Staples	31.7
Financials	28.5
Healthcare	5.6
Industrials	4.9
Telecommunication Services	5.8
Utilities	2.4
Participation Notes	1.8
Other Assets & Liabilities, Net	0.8
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO TCH Emerging Markets Bond Fund

The BMO TCH Emerging Markets Bond Fund (the Fund) returned 12.66% for the period from inception (September 30, 2013) through August 31, 2014 versus the JP Morgan Emerging Markets Bond Global Diversified Index and the Lipper Emerging Markets Hard Currency Debt Funds Index, which returned 11.70% and 9.01%, respectively.

Leading up to the period, fear surrounding the Federal Reserve’s tapering program weighed on Emerging Market (EM) securities as investors became concerned about EM sovereigns’ external vulnerabilities, including pressure on foreign exchange rates, foreign direct investment, and market liquidity. The Federal Reserve’s decision not to taper at its September 2013 meeting, coupled with a commitment to continue accommodation, reversed much of this sentiment and provided significant support to the asset class over the period.

Geopolitical events and country specific news drove performance variability within the asset class during the period. Reform agendas such as those put forth in Mexico, Indonesia, India, and China were viewed constructively. Some countries, such as Mexico, further benefitted from stabilizing growth in developed markets. The dispute between Russia and Ukraine over their borders drove significant geopolitical volatility, reprising regional risk as the duration of the crisis extended and spilled over into economic impact. Favorable country and security selection within this environment was a strong contributor to Fund performance. This was partially offset by the higher quality nature of the Fund, as higher beta securities largely outperformed higher quality peers during the period.

Continued market support from global Central Banks and a “soft landing” for China continue to provide a constructive backdrop for EM securities over the near term. The Fund remains overweight corporate and quasi-sovereign exposure to capture additional spread where it believes valuations remain attractive. The Fund continues to maintain duration in line with the benchmark.

Cumulative total returns (%)
Since inception*
Investor Class (Y)	12.66
Advisor Class (A) NAV	3.15
Advisor Class (A) OFFER	(0.45)
Institutional Class (I)	12.89
JP Morgan Emerging Markets Bond Global Diversified Index	11.70
Lipper Emerging Markets Hard Currency Debt Funds Index	9.01

*	Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC (TCH)

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MEBYX	09658L430	9/30/2013	1.79	1.00
Advisor (A)	BAMEX	09658W816	5/27/2014	1.79	1.00
Institutional (I)	MEBIX	09658L448	9/30/2013	1.54	0.85

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	74.2
International Bonds	21.5
Other Assets & Liabilities, Net	4.3
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Ultra Short Tax-Free Fund

The BMO Ultra Short Tax-Free Fund (the Fund) returned 1.10% for the fiscal year ended August 31, 2014 versus the Barclays 1 Year Municipal Bond Index and the Blended Index benchmark (50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index), which returned 0.86% and 0.44%, respectively.

Expectations can change a lot in a twelve month period. Last year, municipal funds were seeing rising rates, consistent redemptions, and negative credit headlines from the Detroit bankruptcy and Puerto Rico’s fiscal concerns. But as the Federal Reserve began the tapering of monthly asset purchases, rates stopped rising and fell steadily through August. In January, tax-free fund flows turned positive once again and remained so through the end of this fiscal period. Credit spreads tightened as investors treated Detroit and Puerto Rico as one-off events and saw the strength in the overall municipal market as worthy of a lower risk premium.

The Fund performed well against both money market funds, which are yielding near zero percent, as well as the blended benchmark. Individual bond selection, especially among issues in lower-rated credit categories, enhanced returns as did an overweight in the revenue-backed sector, particularly to hospital issues. While an overweight to floating rate issues over much of the year helped to minimize price volatility, in hindsight, this detracted modestly from performance since having a greater allocation to fixed rate debt would have benefited from a modest decline in short-term yields.

We look forward to the day when the Federal Reserve moves off its zero interest rate policy, which we expect will occur in 2015. As short-term rates begin to rise, Fund investors should benefit from higher yields on the floating rate debt. In addition to the floating rate securities to help minimize share price volatility as rates rise, a below-benchmark duration will be targeted and a prudent level of A and BBB rated securities will be held, the excess yield of which helps to offset price declines when yields rise. The backdrop for municipal credits continues to improve as the economy grows and municipalities are focused more on operational efficiencies and pension reform than on new borrowing.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	1.10	1.20
Advisor Class (A) NAV	—	0.13
Advisor Class (A) OFFER	—	(1.91)
Institutional Class (I)	1.35	1.45
Barclays 1 Year Municipal Bond Index	0.86	1.12
Blended Index (50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index)	0.44	0.57

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Craig J. Mauermann; since 1997

Duane A. McAllister, CFA; since 1987

Erik R. Schleicher; since 2003

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MUYSX	09658L521	9/30/2009	0.58	0.56
Advisor (A)	BAUSX	09658W790	5/27/2014	0.58	0.56
Institutional (I)	MUISX	09658L539	9/30/2009	0.33	0.31

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 23.2%
School District	8.1
State or Local	15.1
Revenue Bonds — 73.7%
Appropriation	15.1
Education	6.7
General Revenue	3.8
Healthcare	19.2
Housing	3.0
Industrial Revenue	2.5
Power	1.6
Special Tax	5.8
Student Loan	0.1
Transportation	8.6
Water & Sewer	7.3
Other Assets & Liabilities, Net	3.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Short Tax-Free Fund

The BMO Short Tax-Free Fund (the Fund) returned 3.86% for the fiscal year ended August 31, 2014 versus the Barclays Short (1 – 5 Year) Municipal Index and the Lipper Short Municipal Debt Funds Index, which returned 2.35% and 1.46%, respectively.

A year ago yields were on the rise as investors feared the end of the Federal Reserve’s quantitative easing program. Municipal funds were experiencing persistent redemptions due to rate concerns and negative credit headlines from the Detroit bankruptcy and Puerto Rico’s fiscal concerns. Looking back, this was a classic “sell the rumor, buy the fact” investing opportunity. Rates stopped rising just as the Federal Reserve tapering of monthly asset purchases began and fell steadily through the rest of the fiscal period. Tax-free fund flows also turned positive in January and remained so through fiscal year-end, as inflows occurred in eight out of every ten weeks. Even credit spreads, the difference in yield between lower quality and higher quality credits, narrowed as investors accepted both Detroit and Puerto Rico as specific rather than systemic credit challenges.

The Fund was well positioned for the change in the yield curve and tighter credit spreads. The Fund’s barbell curve posture benefited as intermediate yields fell more than shorter maturities. In addition, an overweight in both BBB and A rated bonds enhanced performance as lower-rated issues outperformed higher quality. This same risk-on theme that helped to tighten credit spreads also played out in sector performance, benefitting the Fund’s overweight in local general obligation and hospital issues. Detracting from performance was the Fund’s overweight in floating rate securities.

We look forward to the day when the Federal Reserve moves off its zero interest rate policy, which we expect will occur in 2015. As short-term rates begin to rise, Fund investors should benefit from higher yields on the floating rate debt. In addition to the floating rate securities to help minimize share price volatility as rates rise, a below-benchmark duration will be targeted and a prudent level of A and BBB rated securities will be held, the excess yield of which helps to offset price declines when yields rise. The backdrop for municipal credits continues to improve as the economy grows and municipalities are focused more on operational efficiencies and pension reform than on new borrowing.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	3.86	2.38
Advisor Class (A) NAV	—	0.64
Advisor Class (A) OFFER	—	(1.40)
Institutional Class (I)	4.12	2.59
Barclays Short (1-5 Year) Municipal Index	2.35	1.43
Lipper Short Municipal Debt Funds Index	1.46	0.69

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Duane A. McAllister, CFA; since 1987

Erik R. Schleicher; since 2003

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MTFYX	09658L638	11/29/2012	1.07	0.56
Advisor (A)	BASFX	09658W782	5/27/2014	1.07	0.56
Institutional (I)	MTFIX	09658L646	11/29/2012	0.82	0.41

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 23.9%
School District	9.0
State or Local	14.9
Revenue Bonds — 75.5%
Appropriation	16.8
Education	9.0
General Revenue	4.4
Healthcare	16.7
Housing	6.9
Industrial Revenue	2.7
Power	2.7
Special Tax	3.8
Student Loan	0.6
Tobacco	0.2
Transportation	7.0
Water & Sewer	4.7
Other Assets & Liabilities, Net	0.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Short-Term Income Fund

The BMO Short-Term Income Fund (the Fund) returned 1.55% for the fiscal year ended August 31, 2014 versus the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index and the Lipper Short Investment-Grade Debt Funds Index, which returned 1.18% and 2.07%, respectively.

The bond market experienced significant interest rate volatility over the fiscal year, with short term rates ending moderately higher than at the beginning of the year. Interest rates have fluctuated as investors have digested mixed economic data in an attempt to predict future actions of the Federal Reserve. With quantitative easing coming to a close this fall, the market anticipates a future increase of the target rate, which has remained close to zero since late 2008. Despite this volatility in interest rates, bonds saw positive returns across all sectors for the fiscal year, with the spread sectors contributing strong outperformance as investors search for yield amid record low interest rates.

Corporate, Asset-Backed (ABS) and Commercial Mortgage Backed Securities (CMBS) all outperformed for the fiscal year, which helped performance given the Fund’s overweight bias to those sectors. In the past year, the Fund markedly increased its allocation to the securitized sector, CMBS in particular. An overweight to BBB rated securities also added to relative performance as lower quality credits outperformed the index. The Fund’s barbell yield curve position detracted from performance as the front end of the curve steepened.

Looking ahead, we expect a bias toward higher rates in the front-end of the yield curve with the greatest volatility being seen in maturities longer than 2 years. We anticipate a continued yield curve steepening out to 3 year maturities and expect that longer yields will increase at a slower pace than those on the front-end. We will look for ongoing improvement in unemployment and expect moderate improvement in consumer and private investment spending amidst modest wage gains. There will be minimal change in government spending in an election year and the associated gridlock in Washington. Export growth is a wildcard amidst geopolitical tensions and slower international growth. We expect inflation to continue trending upward but remain in the Federal Reserve’s comfort zone, close to 2%. Uncertainty surrounding the geopolitical environment will continue. While QE3 is anticipated to conclude in fall 2014, there is no expected change to the Federal Funds target rate for the balance of the year, but do expect to see a rate hike before the latter part of 2015.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	1.55	2.96	3.34	—
Advisor Class (A) NAV	—	—	—	0.10
Advisor Class (A) OFFER	—	—	—	(1.88)
Institutional Class (I)	1.80	3.24	—	3.61
Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index	1.18	1.61	2.85	—
Lipper Short Investment-Grade Debt Funds Index	2.07	2.85	2.82	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MSINX	09658L562	11/1/1992	0.71	0.63
Advisor (A)	BTMAX	09658W774	5/27/2014	0.71	0.63
Institutional (I)	MSIFX	09658L570	5/31/2007	0.46	0.38

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	19.2
Collateralized Mortgage Obligations	7.6
Commercial Mortgage Securities	6.6
Corporate Bonds & Notes	51.2
Municipals	1.1
Mutual Funds	3.0
U.S. Government & U.S. Government Agency Obligations	7.4
U.S. Government Agency—Mortgage Securities	1.4
Other Assets & Liabilities, Net	2.5
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Intermediate Tax-Free Fund

The BMO Intermediate Tax-Free Fund (the Fund) returned 8.29% for the fiscal year ended August 31, 2014 versus the Barclays 1-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index, which returned 7.52% and 7.57%, respectively.

A year ago yields were on the rise as investors feared the end of the Federal Reserve’s quantitative easing program. Municipal funds were experiencing persistent redemptions due to rate concerns and negative credit headlines from the Detroit bankruptcy and Puerto Rico’s fiscal concerns. Looking back, this was a classic “sell the rumor, buy the fact” investing opportunity. Rates stopped rising just as the Federal Reserve tapering of monthly asset purchases began. Tax-free fund flows also turned positive in January and remained so through the end of this fiscal period in August, receiving inflows in eight out of every ten weeks. Even credit spreads, which is the difference in yield between lower quality and higher quality credits, narrowed as investors accepted both Detroit and Puerto Rico as specific rather than systemic credit challenges.

The Fund was well positioned for the shift in both sentiment and yield. Having a barbell allocation along the yield curve was helpful as yields on long debt fell more than shorter maturities. In addition, an overweight in both BBB and A rated bonds enhanced performance as lower-rated issues outperformed higher quality. This same risk-on theme that helped to tighten credit spreads also played out in sector performance, benefitting the Fund’s overweight in revenue bonds, particularly hospital issues. Detracting from performance was a modest interest rate hedge in Treasury futures that fell in price as market yields declined.

In spite of the impressive returns of the municipal market over the past year, there are still value opportunities in the tax-free market. Intermediate and long-term maturities remain on the cheaper side of historical valuations relative to Treasuries, while shorter, fixed rate issues appear to be fully valued. The backdrop for municipal credits continues to improve as the economy grows and municipalities are focused more on operational efficiencies and pension reform than on new borrowing. Nonetheless, with rates lower now than a year ago, the market is more susceptible to a reversal in rates, warranting a more cautious duration posture going forward. The Fund has raised both its liquidity and floating rate exposure in anticipation of greater market volatility the closer we get to an increase in the Fed Funds rate in 2015.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	8.29	5.19	4.54	—
Advisor Class (A) NAV	—	—	—	1.46
Advisor Class (A) OFFER	—	—	—	(2.05)
Institutional Class (I)	8.50	—	—	5.53
Barclays 1-15 Year Blend Municipal Bond Index	7.52	4.53	4.38	—
Lipper Intermediate Municipal Debt Funds Index	7.57	4.51	3.87	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

John D. Boritzke, CFA; since 1983

Duane A. McAllister, CFA; since 1987

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MITFX	09658L760	2/1/1994	0.62	0.56
Advisor (A)	BITAX	09658W766	5/27/2014	0.62	0.56
Institutional (I)	MIITX	09658L778	12/27/2010	0.37	0.37

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 19.8%
School District	10.7
State or Local	9.1
Revenue Bonds — 78.7%
Appropriation	19.6
Education	8.2
General Revenue	2.7
Healthcare	17.5
Housing	6.4
Industrial Revenue	1.1
Power	3.0
Special Tax	3.2
Student Loan	0.9
Tobacco	0.1
Transportation	9.3
Water & Sewer	6.7
Other Assets & Liabilities, Net	1.5
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Mortgage Income Fund

The BMO Mortgage Income Fund (the Fund) returned 4.87% for the fiscal year ended August 31, 2014 versus the Barclays U.S. Mortgage Backed Securities Index and the Lipper U.S. Mortgage Funds Index, which returned 5.42% and 5.33%, respectively.

Despite fears surrounding the initiation of the Federal Reserve’s tapering program, fixed income broadly performed well during the trailing year. Interest rates on the 10 year U.S. Treasury fell from 2.75% on August 31, 2013 to 2.34% on August 31, 2014 even with the notable interest rate increase during the fourth quarter of 2013 when tapering was formally announced. Agency Mortgage Backed Securities (MBS) in particular were expected to struggle given the tapering announcement as the Fed’s quantitative easing program directly purchased MBS. However, the decreased purchases by the Federal Reserve were offset by the decline in issuance of MBS.

Given dramatic declines in refinancings, combined with banks continued reluctance to lend to all but the highest quality borrowers, MBS issuance has underwhelmed the consensus estimates, thus creating a supply/demand imbalance and driving spreads tighter. The Fund’s overweight to conventionals (Fannie Mae and Freddie Mac) vs. Ginnie Mae contributed to performance as those market segments outperformed. The Fund’s overweight to commercial mortgage-backed securities and non-agency mortgage-backed securities were also additive, with investors search for yield favoring these sectors. The Fund maintained a modestly short duration to the benchmark, resulting in underperformance versus the benchmark as interest rates declined during the fiscal year.

Recent U.S. growth and improving labor markets (6.1% unemployment at August 31, 2014 vs 7.2% a year prior) are encouraging signs, though global economic trends are not uniformly positive. Our view remains for an improving, but tepid growth picture in the United States, which favors spread sectors over Treasuries, while contained inflation supports only a measured reduction of accommodative monetary policy.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	4.87	4.02	4.41	—
Advisor Class (A) NAV	—	—	—	0.86
Advisor Class (A) OFFER	—	—	—	(2.68)
Institutional Class (I)	5.13	4.26	—	5.04
Barclays U.S. Mortgage Backed Securities Index	5.42	3.68	4.73	—
Lipper U.S. Mortgage Funds Index	5.33	4.41	4.39	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Scott M. Kimball, CFA; since 2004

David M. Komberec, CFA; since 1997

Daniela Mardarovici, CFA; since 2000

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRGIX	09658L810	12/13/1992	0.89	0.81
Advisor (A)	BMTAX	09658W758	5/27/2014	0.89	0.81
Institutional (I)	MGIIX	09658L828	5/31/2007	0.64	0.56

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	0.3
Collateralized Mortgage Obligations	13.4
Commercial Mortgage Securities	7.9
U.S. Government Agency—Mortgage Securities	70.4
Other Assets & Liabilities, Net	8.0
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO TCH Intermediate Income Fund

The BMO TCH Intermediate Income Fund (the Fund) returned 5.37% for the fiscal year ended August 31, 2014 versus the Barclays U.S. Intermediate Government/Credit Bond Index and the Lipper Short-Intermediate Investment-Grade Debt Funds Index, which returned 3.55% and 3.30%, respectively.

Despite fears surrounding the initiation of the Federal Reserve’s tapering program, fixed income broadly performed well during the trailing year. Interest rates on the 10 year U.S. Treasury fell from 2.75% on August 31, 2013 to 2.34% on August 31, 2014 even with the notable interest rate increase during the fourth quarter of 2013 when tapering was formally announced. Against this interest rate backdrop, U.S. Treasury securities delivered a 3.57% return.

Yield curve positioning, quality selection, and security selection all contributed to Fund outperformance during the fiscal year. The Fund’s barbell position on the yield curve emphasizing longer maturity securities paired with high quality floating rate notes contributed to performance as the yield curve flattened.

The Fund benefited from its above-market exposure to credit during the past year. Intermediate credit securities outperformed duration-matched Treasuries by 304 basis points as the option-adjusted spread of the Barclays Capital U.S. Credit Index tightened 41 basis points to 75 over the course of the fiscal year. Within credit, the Fund was overweight lower quality investment grade securities which outperformed higher quality securities with BBB rated securities outperforming AAA rated securities by 400 basis points of excess return.

Individual security selection was favorable and added value during the past year. We expect that security selection and relative value decisions will play an important role in the portfolio in the coming year as yields remain low and credit and mortgage spreads have tightened. Among the detractors to performance was our relative underweight to Financials versus Industrials as longer-term Financials in particular outperformed. In addition, our underweight to dollar-denominated foreign sovereign securities detracted as some of the troubled European periphery securities recovered, outperforming corporates.

Recent U.S. growth and improving labor markets (6.1% unemployment at August 31, 2014 vs 7.2% a year prior) are encouraging signs, though global economic trends are not uniformly positive. Our view remains for an improving, but tepid growth picture in the United States, which favors spread sectors over Treasuries, while contained inflation supports only a measured reduction of accommodative monetary policy.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	5.37	5.20	4.42	—
Advisor Class (A) NAV	—	—	—	0.88
Advisor Class (A) OFFER	—	—	—	(2.60)
Institutional Class (I)	5.63	5.46	—	5.21
Barclays U.S. Intermediate Government/Credit Bond Index	3.55	3.70	4.12	—
Lipper Short-Intermediate Investment-Grade Debt Funds Index	3.30	3.82	3.71	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC (TCH)

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MAIBX	09658L653	11/19/1992	0.90	0.81
Advisor (A)	BAIIX	09658W741	5/27/2014	0.90	0.81
Institutional (I)	MIBIX	09658L661	5/31/2007	0.65	0.56

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	11.6
Commercial Mortgage Securities	1.9
Corporate Bonds & Notes	56.6
U.S. Government & U.S. Government Agency Obligations	14.1
U.S. Government Agency—Mortgage Securities	12.2
Other Assets & Liabilities, Net	3.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO TCH Corporate Income Fund

The BMO TCH Corporate Income Fund (the Fund) returned 11.20% for the fiscal year ended August 31, 2014 versus the Barclays U.S. Credit Index and the Lipper Core Plus Bond Funds Index, which returned 9.06% and 7.14%, respectively.

Despite fears surrounding the initiation of the Federal Reserve’s tapering program, fixed income broadly performed well during the trailing year. Interest rates on the 10 year U.S. Treasury fell from 2.75% on August 31, 2013 to 2.34% on August 31, 2014 even with the notable interest rate increase during the fourth quarter of 2013 when tapering was formally announced. Against this interest rate backdrop, U.S. Treasury securities delivered a 3.57% return.

Yield curve positioning, quality selection, and security selection all contributed to Fund outperformance during the fiscal year. The Fund’s barbell position on the yield curve emphasizing longer maturity securities paired with high quality floating rate notes contributed to performance as the yield curve flattened.

The Fund was overweight lower quality investment grade securities which outperformed higher quality securities with BBB rated securities outperforming AAA rated securities by 498 basis points of excess return. The Fund also benefitted from an overweight to longer-dated credit securities which outperformed intermediate credit delivering 619 basis points of excess return vs 304. Allocations to emerging market corporate debt were additive to portfolio performance during the period.

Individual security selection was favorable and added value during the past year. We expect that security selection and relative value decisions will play an important role in the portfolio in the coming year as yields remain low and credit and mortgage spreads have tightened. Among the detractors to performance was our relative underweight to Financials vs. Industrials as long Financials in particular outperformed. In addition, our underweight to dollar-denominated foreign sovereign securities detracted as some of the troubled European periphery securities recovered, outperforming corporates.

Recent U.S. growth and improving labor markets (6.1% unemployment at August 31, 2014 vs 7.2% a year prior) are encouraging signs, though global economic trends are not uniformly positive. Our view remains for an improving, but tepid growth picture in the United States, which favors spread sectors over Treasuries, while contained inflation supports only a measured reduction of accommodative monetary policy.

Average annual total returns (%)
	1-year	5-year	Since inception*
Investor Class (Y)	11.20	8.16	10.53
Advisor Class (A) NAV	—	—	2.02
Advisor Class (A) OFFER	—	—	(1.56)
Institutional Class (I)	11.32	8.34	10.72
Barclays U.S. Credit Index	9.06	6.77	8.30
Lipper Core Plus Bond Funds Index	7.14	6.28	7.73

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC (TCH)

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MCIYX	09658L851	12/22/2008	0.76	0.60
Advisor (A)	BATIX	09658W733	5/27/2014	0.76	0.60
Institutional (I)	MCIIX	09658L869	12/22/2008	0.51	0.51

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	2.5
Corporate Bonds & Notes	87.3
Municipals	0.3
U.S. Government & U.S. Government Agency Obligations	4.2
Other Assets & Liabilities, Net	5.7
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO TCH Core Plus Bond Fund

The BMO TCH Core Plus Bond Fund (the Fund) returned 8.68% for the fiscal year ended August 31, 2014 versus the Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Bond Funds Index, which returned 5.66% and 7.14%, respectively.

Despite fears surrounding the initiation of the Federal Reserve’s tapering program, fixed income broadly performed well during the trailing year. Interest rates on the 10 year U.S. Treasury fell from 2.75% on August 31, 2013 to 2.34% on August 31, 2014 even with the notable interest rate increase during the fourth quarter of 2013 when tapering was formally announced. Against this interest rate backdrop, U.S. Treasury securities delivered a 3.57% return.

Yield curve positioning, sector and quality selection, and security selection all contributed to Fund outperformance during the fiscal year. The Fund’s barbell position on the yield curve emphasizing longer maturity securities paired with high quality floating rate notes contributed to performance as the yield curve flattened.

The Fund benefited from its above-market exposure to credit during the past year. Credit securities outperformed duration-matched Treasuries by 385 basis points as the option-adjusted spread of the Barclays Capital U.S. Credit Index tightened 38 basis points to 97 over the course of the fiscal year. Within credit, the Fund was overweight lower quality investment grade securities which outperformed higher quality securities with BBB bonds outperforming AAA equivalents by 498 basis points of excess return. The Fund also benefitted from an overweight to longer-dated credit securities which outperformed intermediate credit delivering 619 basis points of excess return versus 304.

Individual security selection was favorable and added value during the past year. We expect that security selection and relative value decisions will play an important role in the portfolio in the coming year as yields remain low and credit and mortgage spreads have tightened. Among the detractors to performance was our relative underweight to Financials versus Industrials as long Financials in particular outperformed. In addition, our underweight to dollar-denominated foreign sovereign securities detracted as some of the troubled European periphery securities recovered, outperforming corporates.

Recent U.S. growth and improving labor markets (6.1% unemployment at August 31, 2014 vs 7.2% a year prior) are encouraging signs, though global economic trends are not uniformly positive. Our view remains for an improving, but tepid growth picture in the United States, which favors spread sectors over Treasuries, while contained inflation supports only a measured reduction of accommodative monetary policy.

Average annual total returns (%)
	1-year	5-year	Since inception*
Investor Class (Y)	8.68	6.75	7.84
Advisor Class (A) NAV	—	—	1.85
Advisor Class (A) OFFER	—	—	(1.73)
Institutional Class (I)	8.82	6.98	8.08
Barclays U.S. Aggregate Bond Index	5.66	4.48	4.80
Lipper Core Plus Bond Funds Index	7.14	6.28	7.73

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC (TCH)

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MCYBX	09658L877	12/22/2008	0.69	0.60
Advisor (A)	BATCX	09658W725	5/27/2014	0.69	0.60
Institutional (I)	MCBIX	09658L885	12/22/2008	0.44	0.44

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	0.6
Commercial Mortgage Securities	0.1
Corporate Bonds & Notes	51.7
U.S. Government & U.S. Government Agency Obligations	15.9
U.S. Government Agency—Mortgage Securities	27.1
Other Assets & Liabilities, Net	4.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Monegy High Yield Bond Fund

The BMO Monegy High Yield Bond Fund (the Fund) returned 8.06% for the fiscal year ended August 31, 2014 versus the Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index and the Lipper High Current Yield Funds Index, which returned 10.54% and 10.10%, respectively.

The U.S. high yield market continued its ascent through June before a sharp dip in July and a snapback in August as investors took quick advantage of more compelling valuations. Despite concerns of global instability and some volatility in industry retail inflows, the high yield market posted strong gains over the year, on the back of positive fundamentals and declining interest rates. Indeed, the advance was led by the more treasury-sensitive BB segment of the market, which rose 10.88%. The spread differential between U.S. high yield and investment grade bonds tightened by over 50 basis points to 272 basis points, compared to pre-crisis spreads of 147 basis points. Defaults remained benign over the year, with the 12-month trailing issuer defaults easing from 2.8% to 1.8%, well below historical norms.

The relative underperformance of the Fund was largely a reflection of its construction of a diversified portfolio of attractive risk/return names that are expected to outperform in the long run with much less volatility. Performance lagged primarily due to the Fund’s shorter duration. From a sector perspective, the largest detractors to our relative performance were our name selection in Energy and lack of exposure to the Banking sector. Conversely, the key contributors were our positioning in Financials (largely our positioning in CIT Group) and Materials.

Despite the continued strength in high yield markets, we believe valuations are fair and there is further room for spread tightening given a backdrop of a continued U.S. economic recovery, still healthy issuer balance sheets, and expectations for defaults to remain low for several years to come. We do foresee some volatility putting pressure on high yield prices as we transition from this extraordinarily low interest rate environment. We remain comfortable with the risk/return profile of the Fund.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	8.06	7.66
Advisor Class (A) NAV	—	0.58
Advisor Class (A) OFFER	—	(2.93)
Institutional Class (I)	8.32	7.93
Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	10.54	10.06
Lipper High Current Yield Funds Index	10.10	10.62

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Monegy, Inc.

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MHBYX	09658L307	12/29/2011	1.09	0.91
Advisor (A)	BMHAX	09658W717	5/27/2014	1.09	0.91
Institutional (I)	MHBNX	09658L406	12/29/2011	0.84	0.66

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	97.9
Other Assets & Liabilities, Net	2.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Multi-Asset Income Fund

The BMO Multi-Asset Income Fund returned 3.66% for the period from inception (December 27, 2013) through August 31, 2014 versus the 75% Barclays U.S. Aggregate Bond Index / 25% Russell 3000® Index, the Barclays U.S. Aggregate Bond Index and the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which returned 6.14%, 4.81% and 5.81%, respectively.

The Fund has been and will continue to be designed for investors that are worried about the potentially negative effects future inflation and rising interest rates will have on traditional fixed income portfolios. During the first eight months of 2014, investors pushed these interest rate and inflation worries to the backburner and sent bond yields lower. After ending 2013 at a yield of 3.03%, the 10 year Treasury note has rallied in 2014, sending its yield to just 2.34% by the end of August.

With the calendar and conversation changing to the October 2014 end of the Federal Reserve’s Quantitative Easing (QE) program coupled with potential interest rate hikes in mid-2015, the Fund has been positioned with a decided under-weight to fixed income, especially those instruments with longer term maturities. Simply put, we believe this part of the curve offers limited income and upside in exchange for plenty of downside risk, especially when real inflation adjusted returns are considered. The Fund maintains its underweight to the least credit worthy fixed income instruments, namely high yield bonds.

While the Fund’s fixed income positioning provided a relative performance headwind, the overall return was bolstered by its holdings of convertible bonds, real estate investment trusts, master limited partnerships and dividend equities. We continue to believe that in the current environment these investments offer a better risk/return profile than aggregate bonds.

While bonds have surprisingly rallied in 2014, their paltry yields, an improving economic backdrop and a less accommodative Federal Reserve loom as large future headwinds. Investors should continue to employ shorter term fixed income maturities to meet near term cash needs while doing “something different” to replace the intermediate and long end of their bond portfolios. Through a diversified allocation to a handful of different asset classes, the Fund attempts to offer prudent income generation with an inherent buffer against upside shocks to inflation and interest rates, all in a risk aware manner.

Cumulative total returns (%)
Since inception*
Investor Class (Y)	3.66
Advisor Class (A) NAV	1.03
Advisor Class (A) OFFER	(2.49)
Institutional Class (I)	3.83
75% Barclays U.S. Aggregate Bond Index / 25% Russell 3000® Index	6.14
Barclays U.S. Aggregate Bond Index	4.81
Lipper Mixed-Asset Target Allocation Conservative Funds Index	5.81

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Brett Schutte, CFA, CFP; since 1995

Jeff Weniger, CFA; since 2006

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	BMAYX	09658V495	12/27/2013	1.98	1.55
Advisor (A)	BAMIX	09658W691	5/27/2014	1.98	1.55
Institutional (I)	BMANX	09658V487	12/27/2013	1.73	1.30

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Exchange Traded Funds	56.6
Mutual Funds	41.9
Other Assets & Liabilities, Net	1.5
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Government Money Market Fund

The BMO Government Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2014 versus the iMoneyNet, Inc. Government Money Market Index and the Lipper U.S. Government Money Market Funds Index, which returned 0.01% and 0.01%, respectively.

BMO Government Money Market Fund performed well within its peer group overall. Money market yields remain at historically low levels, as the Federal Funds rate continues to be anchored near zero and the Federal Reserve is projected to retain its near zero interest rate policy until mid-to-late 2015. Demand for high-quality, short-term securities remains strong, while supply continues to be limited.

The Fund continues to emphasize municipal Variable Rate Demand Notes (VRDNs) backed by Fannie Mae and Freddie Mac as well as fixed rate agency notes to add incremental yield. The Fund’s investment in municipal VRDNs contributed to performance as these securities had elevated yields during tax season. Higher rates on repurchase agreements at certain points during the fiscal year also helped the Fund’s return. The Federal Reserve’s reverse repurchase facility continues to place a floor on rates for repurchase agreements backed by government securities.

Looking ahead, we expect a bias toward higher rates in the front-end of the yield curve. The recent regulations from the Securities and Exchange Commission surrounding institutional money market funds may encourage investors to move into Government money market funds, increasing demand for 2a-7 eligible government securities. We will look for ongoing improvement in unemployment and expect moderate improvement in consumer and private investment spending amidst modest wage gains. There will be minimal change in government spending in an election year and the associated gridlock in Washington. Export growth is a wildcard amidst geopolitical tensions and slower international growth. We expect inflation to continue trending upward but remain in the Federal Reserve’s comfort zone, close to 2%. Uncertainty surrounding the geopolitical environment will continue. While Quantitative Easing 3 is anticipated to conclude in fall 2014, there is no expected change to the Federal Funds rate for the balance of the year, but do expect to see a rate hike before the latter part of 2015.

Average annual total returns (%)
	7-day current yield	1-year	5-year	10-year
Investor Class (Y)	0.01	0.01	0.01	1.49
Institutional Class (I)	0.01	0.01	0.03	1.63
iMoneyNet, Inc. Government Money Market Index		0.01	0.01	1.27
Lipper U.S. Government Money Market Funds Index		0.01	0.01	1.37

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

Genevieve C. Lynkiewicz, CFA; since 2000

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MGYXX	09658L786	5/17/2004	0.56	0.46
Institutional (I)	MGNXX	09658L794	5/28/2004	0.31	0.21

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Municipals	13.7
Mutual Funds	4.7
Repurchase Agreements	52.0
U.S. Government & U.S. Government Agency Obligations	29.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Tax-Free Money Market Fund

The BMO Tax-Free Money Market Fund (the Fund) returned 0.02% for the fiscal year ended August 31, 2014 versus the iMoneyNet, Inc. Fund Report/Tax-Free National Retail and the Lipper Tax-Exempt Money Market Funds Index, which returned 0.01% and 0.01%, respectively.

Over the past year, the slow and plodding economic recovery in the U.S. has progressed, but not yet to the point where the Federal Reserve feels a rate increase is warranted. The unemployment rate has fallen from 7.2% to 6.1%, but the labor participation rate also has fallen further, from 63.2% to 62.8%, a level last seen in the 1970s. Car sales have been very strong this year, but housing sales have weakened over the summer. The Federal Reserve has reduced its purchase of treasury bonds and mortgage securities, but will not completely stop until sometime this fall. So things are better, but not yet good. The Federal Reserve is projecting that the overnight lending rate could be raised beginning around June of 2015, dependent on data continuing to improve. That would be a welcome change for American savers who are currently being penalized for the benefit of borrowers.

Last year, the municipal bond market was seeing rising rates, steady redemptions, and some negative headlines from Detroit and Puerto Rico. As the Federal Reserve began its “tapering” of monthly asset purchases, rates stopped rising and fund flows turned positive by the start of 2014. Since then, credit spreads have tightened in response to strong demand outpacing new bond issuance as investors have witnessed the continuing strength in municipal finances and treated the “headline” municipalities more as one-off issues. We believe that the gradually improving economy will aid cities, counties, and school districts in keeping their finances strong.

The Fund performed well during the past year versus peers, though the yield of the Fund continued to decline. The Fund remains widely diversified with ample liquidity. Average maturity was positioned roughly in-line with others. We anticipate continuing to shorten the maturity of the Fund in the coming months as we move closer to what would be a very welcome rise in rates by the Federal Reserve sometime in 2015. We are still inclined toward buying some notes for the added yield potential, but we will generally be seeking maturities of less than a year as we hope to be writing here a year from now about the impact of rising rates and an improving yield for shareholders.

Average annual total returns (%)
	7-day current yield	1-year	5-year	Since inception*
Investor Class (Y)	0.04	0.02	0.09	1.22
Institutional Class (I)	0.04	0.03	0.26	1.39
iMoneyNet, Inc. Fund Report/Tax-Free National Retail		0.01	0.02	1.02
Lipper Tax-Exempt Money Market Funds Index		0.01	0.02	1.03

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the investor class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Manager; Investment Experience

Craig J. Mauermann; since 1997

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MTFXX	09658L547	9/22/2004	0.53	0.45
Institutional (I)	MFIXX	09658L554	6/29/2005	0.28	0.20

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Municipals	99.2
Mutual Funds	0.8
Total	100.0

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 19.3%
School District	11.0
State or Local	8.3
Revenue Bonds — 79.9%
Appropriation	13.2
Education	6.2
General Revenue	4.2
Healthcare	6.5
Housing	5.3
Industrial Revenue	10.3
Power	3.9
Special Tax	18.0
Transportation	0.5
Water & Sewer	11.8
Other Assets & Liabilities, Net	0.8
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Annual Report — Commentary	BMO Prime Money Market Fund

The BMO Prime Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2014 versus the iMoneyNet, Inc. Money Fund Report Averages and the Lipper Money Market Instrument Funds Index, which returned 0.01% and 0.01%, respectively.

The Fund performed well within its peer group overall. Money market yields remain at historically low levels, as the Federal Funds rate continues to be anchored near zero and the Federal Reserve is projected to retain its’ near zero interest rate policy until mid-to-late 2015. Demand for high-quality, short-term securities remain strong, while supply continues to be limited.

The Fund continues to focus on securities issued by major banks, asset-backed commercial paper, and municipal variable-rate demand notes to add incremental yield. The Fund’s investment in municipal variable rate demand notes also contributed to performance as these securities had elevated yields during tax season. Higher rates on repurchase agreements at certain points during the fiscal year also helped the Fund’s return. The Federal Reserve’s reverse repurchase facility continues to place a floor on rates for repurchase agreements backed by government securities.

Looking ahead, we expect a bias toward higher rates in the front-end of the yield curve. We believe the recent regulations from the Securities and Exchange Commission surrounding money market funds may cause investors to move out of institutional prime money market funds, as they adopt a floating net asset value. We will look for ongoing improvement in unemployment and expect moderate improvement in consumer and private investment spending amidst modest wage gains. There will be minimal change in government spending in an election year and the associated gridlock in Washington. Export growth is a wildcard amidst geopolitical tensions and slower international growth. We expect inflation to continue trending upward but remain in the Federal Reserve’s comfort zone, close to 2%. Uncertainty surrounding the geopolitical environment will continue. While Quantitative Easing 3 is anticipated to conclude in fall 2014, there is no expected change to the Federal Funds target rate for the balance of the year, but do expect to see a rate hike before the latter part of 2015.

Average annual total returns (%)
	7-day current yield	1-year	5-year	10-year
Investor Class (Y)	0.01	0.01	0.02	1.62
Institutional Class (I)	0.01	0.01	0.15	1.82
iMoneyNet, Inc. Money Fund Report Averages		0.01	0.03	1.44
Lipper Money Market Instrument Funds Index		0.01	0.02	1.49

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

Genevieve C. Lynkiewicz, CFA; since 2000

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MARXX	09658L679	11/23/1992	0.47	0.46
Institutional (I)	MAIXX	09658L687	4/3/2000	0.22	0.21

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2014. The Adviser has committed to continue this arrangement through December 31, 2015. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Certificates of Deposit	27.6
Commercial Paper	38.7
Funding Agreements	3.5
Municipals	8.1
Mutual Funds	3.9
Notes-Variable	3.5
Repurchase Agreements	13.9
U.S. Government & U.S. Government Agency Obligations	0.8
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indexes and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2004 to August 31, 2014.

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2014 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio manager’s forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one, or more, of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross and net expense ratios are based on annualized expenses incurred by a Fund as disclosed in the Funds’ Prospectus dated December 27, 2013. Each Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for all benchmark comparisons assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Fund/Benchmark Comparison per Fund		Explanation
Low Volatility Equity Fund	Russell 1000® Index	The Russell 1000® Index consists of approximately 1,000 of the largest companies in the U.S. equity markets.(4)
	Lipper Large-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Dividend Income Fund	Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	Standard & Poor’s 500® Index	The S&P 500® is an unmanaged index of large-cap common stocks.
	Lipper Equity Income Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Large-Cap Value Fund	Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	Lipper Multi-Cap Value Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Large-Cap Growth Fund	Russell 1000® Growth Index	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	Lipper Multi-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Value Fund	Russell Midcap® Value Index	This index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.(4)
	Lipper Mid-Cap Value Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Growth Fund	Russell Midcap® Growth Index	This index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.(4)
	Lipper Mid-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Value Fund(1)	Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	Lipper Small-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Core Fund(1)	Russell 2000® Index	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.(4)
	Lipper Small-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Small-Cap Growth Fund(1)	Russell 2000® Growth Index	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	Lipper Small-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Micro-Cap Fund(1)	Russell Microcap® Index	The Russell Microcap® Index measures performance of the micro cap segment, representing less than 3% of the U.S. equity market. The Russell Microcap® Index includes the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next smaller 1,000 securities.(4)
	Lipper Micro-Cap Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Global Low Volatility Equity Fund(3)	Morgan Stanley Capital International All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.(4)
	Lipper Global Multi-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Pyrford Global Equity Fund(3)	Morgan Stanley Capital International World Index	MSCI World Index is a free float-adjusted market capitalization weithted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.(4)
	Lipper Global Multi-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Pyrford Global Strategic Return Fund(3)	Consumer Price Index (CPI) + 4%	The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.(4)
Pyrford International Stock Fund(3)	Morgan Stanley Capital International Europe, Australasia, Far East Index	Europe, Australasia and Far East Index is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International.(4)
	Lipper International Multi-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Global Natural Resources Fund(3)	Morgan Stanley Capital International All Country World Commodity Producers Sector Capped Index	The MSCI All Country World Commodity Producers Sector Capped Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors.(4)
	Lipper Global Natural Resources Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
LGM Emerging Markets Equity Fund(3)	Morgan Stanley Capital International Emerging Markets Index	The MSCI Emerging Markets Index is a market capitalization weighted index comprised of over 800 companies representative of the market structure of the emerging countries in Europe, Latin America, Africa, Middle East and Asia, as monitored by Morgan Stanley Capital International.(4)
	Lipper Emerging Markets Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Emerging Markets Bond Fund(3)	JP Morgan Emerging Markets Bond Global Diversified Index	The JP Morgan Emerging Markets Bond Global Diversified Index tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding.(4)
	Lipper Emerging Markets Hard Currency Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Ultra Short Tax-Free Fund(2)(6)	Barclays 1 Year Municipal Bond Index	This benchmark is the 1 year component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final Maturity.(4)
	Blended Index (50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index)	The blended index consists of 50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index. The Barclays Capital 1 Year Municipal Bond Index is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. The iMoneyNet Money Market Fund Tax-Free National Retail Index is an average of money funds with investment objectives similar to that of the Fund.(4)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Short Tax-Free Fund(2)(6)	Barclays Short (1-5 Year) Municipal Index	The Barclays Short (1-5 Year) Municipal Index includes invetment-grade tax-exempt bonds that are issued by state and local governments and have maturities of 1 to 5 years.(4)
	Lipper Short Municipal Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Short-Term Income Fund(6)	Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index	This is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith.(4)
	Lipper Short Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Intermediate Tax-Free Fund(2)(6)	Barclays 1-15 Year Blend Municipal Bond Index	This index is the 1-15 year Blend component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1-17 years. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final maturity.(4)
	Lipper Intermediate Municipal Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mortgage Income Fund(6)	Barclays U.S. Mortgage Backed Security Index	This index is an unmanaged index that includes 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA).(4)
	Lipper U.S. Mortgage Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Intermediate Income Fund(6)	Barclays U.S. Intermediate Government/Credit Bond Index	This index is comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years.(4)
	Lipper Short-Intermediate Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Corporate Income Fund(6)	Barclays U.S. Credit Index	Barclays U.S. Credit Index represents securities that are SEC registered, taxable and U.S. dollar denominated. The index covers U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.(4)
	Lipper Core Plus Bond Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Core Plus Bond Fund(6)	Barclays U.S Aggregate Bond Index	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(4)
	Lipper Core Plus Bond Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Monegy High Yield Bond Fund(3)(6)	Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	This is a benchmark index for high yield corporate bonds which excludes lower-rated securities and caps exposure to any one issuer at 2% and is administrated by Merrill Lynch.(4)
	Lipper High Current Yield Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Multi-Asset Income Fund(6)	Barclays U.S. Aggregate Bond Index	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(4)
	Russell 3000® Index	The Russell 3000® Index is composed of 3000 large U.S. Companies, as determined by market capitalization. This portfolio of Securities represents approximately 98% of the investable U.S. equity market. The Russell 3000® Index is comprised of stocks within the Russell 1000® and the Russell 2000® Indices. The Index was developed with a vase value of 140.00 as of December 31, 1986.(4)
	Lipper Mixed-Asset Target Allocation Conservative Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Government Money Market Fund	iMoneyNet, Inc. Government Money Market Index	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper U.S. Government Money Market Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Tax-Free Money Market Fund	iMoneyNet, Inc. Fund Report/Tax-Free National Retail	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper Tax-Exempt Money Market Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Prime Money Market Fund	iMoneyNet, Inc. Money Fund Report Averages	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper Money Market Instrument Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

(1)	Small-Cap stocks are less liquid and more volatile than large-cap stocks.
(2)	Income generated by the Fund may be subject to the federal alternative minimum tax.
(3)	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
(4)	Performance returns do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.
(5)	Performance returns do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses.
(6)	Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2014

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2014 (3/1/14-8/31/14).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Investor				Advisor						Institutional
Fund	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)	Expenses paid during period 3/1/14- 8/31/14(1)	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio		Expenses paid during period 3/1/14- 8/31/14		Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)	Expenses paid during period 3/1/14- 8/31/14(1)
Low Volatility Equity Fund
Actual	$1,000.00	$1,072.50	0.90%	$4.70	$1,000.00	$1,040.30	0.90	%(2)	$2.40	(2)	$1,000.00	$1,074.70	0.65%	$3.40
Hypothetical (5% return before expenses)	1,000.00	1,020.46	0.90	4.58	1,000.00	1,020.49	0.90	(3)	4.56	(3)	1,000.00	1,021.73	0.65	3.31
Dividend Income Fund
Actual	1,000.00	1,102.70	0.90	4.77	1,000.00	1,058.40	0.90	(2)	2.43	(2)	1,000.00	1,104.70	0.65	3.45
Hypothetical (5% return before expenses)	1,000.00	1,020.47	0.90	4.58	1,000.00	1,020.48	0.90	(3)	4.57	(3)	1,000.00	1,021.73	0.65	3.31
Large-Cap Value Fund
Actual	1,000.00	1,084.60	1.23	6.46	1,000.00	1,053.20	1.23	(2)	3.33	(2)	1,000.00	1,085.80	0.98	5.15
Hypothetical (5% return before expenses)	1,000.00	1,018.81	1.23	6.25	1,000.00	1,018.79	1.23	(3)	6.27	(3)	1,000.00	1,020.07	0.98	4.98
Large-Cap Growth Fund
Actual	1,000.00	1,078.10	1.24	6.50	1,000.00	1,067.20	1.24	(2)	3.38	(2)	1,000.00	1,079.50	0.99	5.20
Hypothetical (5% return before expenses)	1,000.00	1,018.74	1.24	6.32	1,000.00	1,018.73	1.24	(3)	6.33	(3)	1,000.00	1,020.00	0.99	5.05
Mid-Cap Value Fund
Actual	1,000.00	1,086.80	1.21	6.35	1,000.00	1,063.20	1.20	(2)	3.27	(2)	1,000.00	1,087.60	0.96	5.03
Hypothetical (5% return before expenses)	1,000.00	1,018.92	1.21	6.14	1,000.00	1,018.93	1.20	(3)	6.13	(3)	1,000.00	1,020.18	0.96	4.87
Mid-Cap Growth Fund
Actual	1,000.00	1,020.90	1.24	6.30	1,000.00	1,045.40	1.24	(2)	3.32	(2)	1,000.00	1,022.20	0.99	5.03
Hypothetical (5% return before expenses)	1,000.00	1,018.76	1.24	6.30	1,000.00	1,018.77	1.24	(3)	6.28	(3)	1,000.00	1,020.02	0.99	5.03
Small-Cap Value Fund
Actual	1,000.00	1,032.30	1.24	6.34	1,000.00	1,029.30	1.24	(2)	3.30	(2)	1,000.00	1,033.50	0.99	5.06
Hypothetical (5% return before expenses)	1,000.00	1,018.76	1.24	6.29	1,000.00	1,018.77	1.24	(3)	6.28	(3)	1,000.00	1,020.02	0.99	5.03
Small-Cap Core Fund
Actual	1,000.00	1,038.00	1.15	5.91	1,000.00	1,029.80	1.15	(2)	3.07	(2)	1,000.00	1,040.00	0.90	4.62
Hypothetical (5% return before expenses)	1,000.00	1,019.20	1.15	5.85	1,000.00	1,019.19	1.15	(3)	5.86	(3)	1,000.00	1,020.47	0.90	4.58

Expense Example (Unaudited) (continued)

	Investor				Advisor						Institutional
Fund	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)	Expenses paid during period 3/1/14- 8/31/14(1)	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio		Expenses paid during period 3/1/14- 8/31/14		Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)	Expenses paid during period 3/1/14- 8/31/14(1)
Small-Cap Growth Fund
Actual	$1,000.00	$939.00	1.40%	$6.85							$1,000.00	$940.10	1.15%	$5.63
Hypothetical (5% return before expenses)	1,000.00	1,017.94	1.40	7.13							1,000.00	1,019.20	1.15	5.86
Micro-Cap Fund
Actual	1,000.00	1,007.00	1.35	6.82	1,000.00	1,038.90	1.35	(2)	3.61	(2)	1,000.00	1,008.80	1.10	5.56
Hypothetical (5% return before expenses)	1,000.00	1,018.20	1.35	6.86	1,000.00	1,018.21	1.35	(3)	6.85	(3)	1,000.00	1,019.46	1.10	5.59
Global Low Volatility Equity Fund
Actual	1,000.00	1,075.00	1.10	5.75	1,000.00	1,031.50	1.10	(2)	2.94	(2)	1,000.00	1,075.80	0.85	4.45
Hypothetical (5% return before expenses)	1,000.00	1,019.46	1.10	5.60	1,000.00	1,019.46	1.10	(3)	5.60	(3)	1,000.00	1,020.72	0.85	4.33
Pyrford Global Equity Fund
Actual	1,000.00	1,074.00	1.15	6.01	1,000.00	1,022.90	1.15	(2)	3.06	(2)	1,000.00	1,076.00	0.90	4.73
Hypothetical (5% return before expenses)	1,000.00	1,019.20	1.15	5.85	1,000.00	1,019.20	1.15	(3)	5.85	(3)	1,000.00	1,020.44	0.90	4.61
Pyrford Global Strategic Return Fund
Actual	1,000.00	1,015.40	1.24	6.30	1,000.00	1,000.00	1.24	(2)	3.26	(2)	1,000.00	1,022.10	0.99	5.05
Hypothetical (5% return before expenses)	1,000.00	1,018.75	1.24	6.31	1,000.00	1,018.75	1.24	(3)	6.31	(3)	1,000.00	1,020.01	0.99	5.04
Pyrford International Stock Fund
Actual	1,000.00	1,039.20	1.24	6.37	1,000.00	998.50	1.24	(2)	3.26	(2)	1,000.00	1,040.30	0.99	5.09
Hypothetical (5% return before expenses)	1,000.00	1,018.75	1.24	6.31	1,000.00	1,018.75	1.24	(3)	6.31	(3)	1,000.00	1,020.01	0.99	5.04
Global Natural Resources Fund
Actual	1,000.00	1,074.10	1.24	6.48	1,000.00	1,037.70	1.24	(2)	3.32	(2)	1,000.00	1,078.10	0.99	5.19
Hypothetical (5% return before expenses)	1,000.00	1,018.75	1.24	6.31	1,000.00	1,018.75	1.24	(3)	6.31	(3)	1,000.00	1,020.01	0.99	5.04
LGM Emerging Markets Equity Fund
Actual	1,000.00	1,156.00	1.40	7.61	1,000.00	1,044.60	1.40	(2)	3.76	(2)	1,000.00	1,156.60	1.15	6.25
Hypothetical (5% return before expenses)	1,000.00	1,017.94	1.40	7.12	1,000.00	1,017.94	1.40	(3)	7.12	(3)	1,000.00	1,019.20	1.15	5.85
TCH Emerging Markets Bond Fund
Actual	1,000.00	1,082.60	1.00	5.25	1,000.00	1,031.50	1.00	(2)	2.67	(2)	1,000.00	1,083.50	0.85	4.46
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.00	5.09	1,000.00	1,019.96	1.00	(3)	5.09	(3)	1,000.00	1,020.72	0.85	4.33
Ultra Short Tax-Free Fund
Actual	1,000.00	1,003.70	0.55	2.78	1,000.00	1,001.30	0.55	(2)	1.44	(2)	1,000.00	1,005.90	0.30	1.52
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	2.80	1,000.00	1,022.24	0.55	(3)	2.79	(3)	1,000.00	1,023.49	0.30	1.53
Short Tax-Free Fund
Actual	1,000.00	1,013.30	0.55	2.79	1,000.00	1,006.40	0.55	(2)	1.44	(2)	1,000.00	1,015.10	0.40	2.03
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	2.80	1,000.00	1,022.25	0.55	(3)	2.78	(3)	1,000.00	1,022.99	0.40	2.04
Short-Term Income Fund
Actual	1,000.00	1,003.60	0.60	3.03	1,000.00	1,001.00	0.60	(2)	1.57	(2)	1,000.00	1,004.90	0.35	1.77
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.60	3.06	1,000.00	1,021.99	0.60	(3)	3.04	(3)	1,000.00	1,023.23	0.35	1.79
Intermediate Tax-Free Fund
Actual	1,000.00	1,034.50	0.55	2.82	1,000.00	1,014.60	0.55	(2)	1.46	(2)	1,000.00	1,035.60	0.35	1.79
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	2.80	1,000.00	1,022.23	0.55	(3)	2.80	(3)	1,000.00	1,023.24	0.35	1.78
Mortgage Income Fund
Actual	1,000.00	1,022.10	0.80	4.09	1,000.00	1,008.60	0.80	(2)	2.11	(2)	1,000.00	1,022.30	0.55	2.81
Hypothetical (5% return before expenses)	1,000.00	1,020.96	0.80	4.09	1,000.00	1,020.98	0.80	(3)	4.06	(3)	1,000.00	1,022.22	0.55	2.81
TCH Intermediate Income Fund
Actual	1,000.00	1,023.50	0.80	4.08	1,000.00	1,008.80	0.80	(2)	2.10	(2)	1,000.00	1,024.80	0.55	2.81
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.80	4.08	1,000.00	1,020.98	0.80	(3)	4.06	(3)	1,000.00	1,022.23	0.55	2.80
TCH Corporate Income Fund
Actual	1,000.00	1,047.30	0.59	3.03	1,000.00	1,020.20	0.59	(2)	1.57	(2)	1,000.00	1,047.90	0.49	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.04	0.59	2.99	1,000.00	1,022.02	0.59	(3)	3.01	(3)	1,000.00	1,022.55	0.49	2.47
TCH Core Plus Bond Fund
Actual	1,000.00	1,041.50	0.59	3.03	1,000.00	1,018.50	0.59	(2)	1.57	(2)	1,000.00	1,041.80	0.36	1.86
Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.59	3.01	1,000.00	1,022.02	0.59	(3)	3.01	(3)	1,000.00	1,023.18	0.36	1.84
Monegy High Yield Bond Fund
Actual	1,000.00	1,018.30	0.90	4.58	1,000.00	1,005.80	0.90	(2)	2.37	(2)	1,000.00	1,020.50	0.65	3.32
Hypothetical (5% return before expenses)	1,000.00	1,020.46	0.90	4.59	1,000.00	1,020.48	0.90	(3)	4.57	(3)	1,000.00	1,021.72	0.65	3.32

Expense Example (Unaudited) (continued)

	Investor						Advisor						Institutional
Fund	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)		Expenses paid during period 3/1/14- 8/31/14(1)		Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio		Expenses paid during period 3/1/14- 8/31/14		Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)	Expenses paid during period 3/1/14- 8/31/14(1)
Multi-Asset Income Fund
Actual	$1,000.00	$1,026.40	0.80%		$4.06		$1,000.00	$1,010.30	0.80	%(2)	$2.11	(2)	$1,000.00	$1,028.00	0.55%	$2.81
Hypothetical (5% return before expenses)	1,000.00	1,020.99	0.80		4.05		1,000.00	1,020.97	0.80	(3)	4.07	(3)	1,000.00	1,022.23	0.55	2.80
Government Money Market Fund
Actual	1,000.00	1,000.10	0.07		0.35								1,000.00	1,000.10	0.07	0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.65	0.07		0.35								1,000.00	1,024.66	0.07	0.35
Tax-Free Money Market Fund
Actual	1,000.00	1,000.10	0.21		1.04								1,000.00	1,000.20	0.19	0.98
Hypothetical (5% return before expenses)	1,000.00	1,023.96	0.21		1.05								1,000.00	1,024.02	0.19	0.99
Prime Money Market Fund
Actual	1,000.00	1,000.10	0.18		0.91								1,000.00	1,000.10	0.18	0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.09	0.18		0.92								1,000.00	1,024.09	0.18	0.92

	Retirement Class R-3						Retirement Class R-6
Fund	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio		Expenses paid during period 3/1/14- 8/31/14		Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio		Expenses paid during period 3/1/14- 8/31/14
Mid-Cap Value Fund
Actual	$1,000.00	$1,062.70	1.45	%(2)	$3.92	(2)	$1,000.00	$1,064.50	0.80	%(2)	$2.19	(2)
Hypothetical (5% return before expenses)	1,000.00	1,017.72	1.45	(3)	7.35	(3)	1,000.00	1,020.94	0.80	(3)	4.10	(3)
Mid-Cap Growth Fund
Actual	1,000.00	1,044.60	1.49	(2)	4.02	(2)	1,000.00	1,046.40	0.84	(2)	2.27	(2)
Hypothetical (5% return before expenses)	1,000.00	1,017.46	1.49	(3)	7.60	(3)	1,000.00	1,020.74	0.84	(3)	4.30	(3)
Small-Cap Value Fund
Actual	1,000.00	1,029.10	1.49	(2)	3.96	(2)	1,000.00	1,030.60	0.84	(2)	2.25	(2)
Hypothetical (5% return before expenses)	1,000.00	1,017.51	1.49	(3)	7.55	(3)	1,000.00	1,020.75	0.84	(3)	4.30	(3)
Pyrford International Stock Fund
Actual	1,000.00	997.70	1.49	(2)	3.91	(2)	1,000.00	1,000.00	0.84	(2)	2.21	(2)
Hypothetical (5% return before expenses)	1,000.00	1,017.49	1.49	(3)	7.58	(3)	1,000.00	1,020.77	0.84	(3)	4.28	(3)

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2014 through August 31, 2014, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	Expenses are equal to the Funds’ annualized expense ratios for the period May 27, 2014 (inception date) through August 31, 2014, multiplied by the average account value over the period, multiplied by 96/365 (to reflect the partial period).
(3)	Expenses are equal to the Funds’ annualized expense ratios for the period May 27, 2014 (inception date) through August 31, 2014, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

August 31, 2014

Schedules of Investments	BMO Funds

Low Volatility Equity Fund

Description	Shares	Value
Common Stocks — 98.4%

Consumer Discretionary — 9.4%

Apparel Retail — 1.1%
DSW, Inc., Class A	20,043	$620,131

Automotive Retail — 2.9%
AutoZone, Inc. (1)(2)	1,858	1,001,165
O’Reilly Automotive, Inc. (1)(2)	4,276	666,970

		1,668,135

Department Stores — 0.4%
Kohl’s Corp. (2)	3,705	217,817

Education Services — 0.9%
Graham Holdings Co., Class B (2)	765	549,882

Publishing — 1.9%
John Wiley & Sons, Inc., Class A	13,355	800,632
Morningstar, Inc. (2)	4,659	319,980

		1,120,612

Restaurants — 1.3%
McDonald’s Corp.	8,003	750,041

Specialty Stores — 0.9%
PetSmart, Inc. (2)	7,434	532,051

Total Consumer Discretionary		5,458,669

Consumer Staples — 18.7%

Drug Retail — 0.1%
CVS Caremark Corp. (2)	920	73,094

Food Distributors — 0.2%
Sysco Corp.	2,379	89,998

Food Retail — 1.3%
Kroger Co.	14,119	719,787

Household Products — 3.9%
Church & Dwight Co., Inc.	9,442	644,322
Clorox Co. (2)	5,446	482,516
Kimberly-Clark Corp.	9,201	993,708
Procter & Gamble Co. (2)	1,875	155,831

		2,276,377

Hypermarkets & Super Centers — 3.2%
Costco Wholesale Corp. (2)	7,823	947,209
Wal-Mart Stores, Inc. (2)	12,019	907,434

		1,854,643

Packaged Foods & Meats — 6.0%
ConAgra Foods, Inc. (2)	23,172	746,138
General Mills, Inc. (2)	17,342	925,716
Hershey Co.	5,391	492,845
Kellogg Co.	13,330	866,050
Tyson Foods, Inc., Class A	11,424	434,798

		3,465,547

Soft Drinks — 3.4%
Dr. Pepper Snapple Group, Inc. (2)	15,805	994,451
PepsiCo, Inc.	10,456	967,075

		1,961,526

Tobacco — 0.6%
Lorillard, Inc.	6,032	360,110

Total Consumer Staples		10,801,082

Energy — 4.0%

Integrated Oil & Gas — 2.9%
Chevron Corp. (2)	7,149	925,438
Exxon Mobil Corp. (2)	7,631	758,979

		1,684,417

Description	Shares	Value
Common Stocks (continued)

Energy (continued)

Oil & Gas-Exploration & Production — 0.9%
Southwestern Energy Co. (1)(2)	12,130	$499,514

Oil & Gas-Refining & Marketing — 0.2%
World Fuel Services Corp. (2)	3,360	149,117

Total Energy		2,333,048

Financials — 18.7%

Diversified Banks — 0.4%
Wells Fargo & Co.	4,324	222,426

Mortgage REIT’s — 1.6%
Annaly Capital Management, Inc. (2)	79,588	947,097

Property & Casualty Insurance — 6.4%
Allied World Assurance Co. Holdings AG (2)	28,429	1,051,589
Axis Capital Holdings, Ltd.	20,115	969,945
Erie Indemnity Co., Class A (2)	4,160	318,282
Travelers Cos., Inc. (2)	6,645	629,348
W.R. Berkley Corp.	1,010	48,833
White Mountains Insurance Group, Ltd. (2)	1,053	667,855

		3,685,852

Regional Banks — 1.9%
BOK Financial Corp. (2)	12,728	857,613
PNC Financial Services Group, Inc.	2,640	223,740

		1,081,353

Reinsurance — 6.8%
Everest Re Group, Ltd.	6,252	1,024,328
PartnerRe, Ltd. (2)	9,867	1,102,045
RenaissanceRe Holdings, Ltd. (2)	9,211	943,114
Validus Holdings, Ltd. (2)	22,094	864,096

		3,933,583

Residential REIT’s — 1.6%
Home Properties, Inc. (2)	14,926	958,548

Total Financials		10,828,859

Healthcare — 15.3%

Healthcare Equipment — 1.8%
C.R. Bard, Inc. (2)	3,896	578,322
Edwards Lifesciences Corp. (1)(2)	4,871	483,495

		1,061,817

Healthcare Services — 5.8%
Express Scripts Holding Co. (1)	12,986	960,055
Laboratory Corporation of America Holdings (1)(2)	9,125	978,474
MEDNAX, Inc. (1)(2)	8,514	487,426
Quest Diagnostics, Inc. (2)	14,413	911,046

		3,337,001

Managed Healthcare — 2.6%
Cigna Corp. (2)	7,393	699,378
Humana, Inc.	2,622	337,556
WellPoint, Inc.	3,776	439,942

		1,476,876

Pharmaceuticals — 5.1%
Eli Lilly & Co.	5,563	353,584
Johnson & Johnson	10,399	1,078,688
Merck & Co., Inc.	17,005	1,022,171
Pfizer, Inc.	17,207	505,714

		2,960,157

Total Healthcare		8,835,851

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Low Volatility Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology — 12.3%

Application Software — 0.9%
Citrix Systems, Inc. (1)(2)	7,865	$552,595

Communications Equipment — 1.7%
Brocade Communications Systems, Inc.	14,439	152,332
Cisco Systems, Inc.	26,496	662,135
QUALCOMM, Inc.	1,971	149,993

		964,460

Consulting & Other Services — 2.0%
Amdocs, Ltd.	24,354	1,147,073

Data Processing & Outsourced Services — 0.6%
Genpact, Ltd. (1)	21,585	375,579

Internet Software & Services — 0.3%
VeriSign, Inc. (1)(2)	3,420	195,196

Systems Software — 0.3%
Symantec Corp.	6,217	150,949

Technology Hardware, Storage & Peripherals — 6.5%
Apple, Inc.	12,077	1,237,893
EMC Corp.	32,645	964,007
Hewlett-Packard Co.	14,061	534,318
NetApp, Inc. (2)	24,064	1,014,538

		3,750,756

Total Information Technology		7,136,608

Materials — 3.4%

Metal & Glass Containers — 1.6%
Silgan Holdings, Inc.	17,659	889,131

Specialty Chemicals — 1.8%
Sigma-Aldrich Corp.	10,080	1,048,320

Total Materials		1,937,451

Telecommunication Services — 3.2%

Integrated Telecommunication Services — 2.8%
AT&T, Inc. (2)	20,680	722,973
Verizon Communications, Inc. (2)	17,962	894,867

		1,617,840

Wireless Telecommunication Services — 0.4%
SBA Communications Corp., Class A (1)(2)	1,824	201,169

Total Telecommunication Services		1,819,009

Utilities — 13.4%

Electric Utilities — 8.8%
American Electric Power Co., Inc. (2)	17,601	945,174
Edison International	17,537	1,037,138
Entergy Corp. (2)	15,112	1,169,820
Exelon Corp. (2)	28,168	941,375
Southern Co. (2)	15,126	671,594
Xcel Energy, Inc. (2)	10,405	333,480

		5,098,581

Gas Utilities — 1.4%
AGL Resources, Inc.	15,551	829,024

Multi-Utilities — 1.5%
Consolidated Edison, Inc.	12,839	743,249
DTE Energy Co. (2)	1,711	133,886

		877,135

Description	Shares	Value
Common Stocks (continued)

Utilities (continued)

Water Utilities — 1.7%
American Water Works Co., Inc. (2)	18,902	$956,630

Total Utilities		7,761,370

Total Common Stocks (identified cost $51,222,529)		56,911,947

Short-Term Investments — 41.6%

Collateral Pool Investments for Securities on Loan — 40.1%
Collateral pool allocation (12)		23,229,986

Mutual Funds — 1.5%
BMO Prime Money Market Fund, Class I, 0.010% (10)	848,192	848,192

Total Short-Term Investments (identified cost $24,078,178)		24,078,178

Total Investments — 140.0% (identified cost $75,300,707)		80,990,125
Other Assets and Liabilities — (40.0)%		(23,130,018)

Total Net Assets — 100.0%		$57,860,107

Dividend Income Fund

Description	Shares	Value
Common Stocks — 97.8%

Consumer Discretionary — 9.3%

Advertising — 1.3%
Omnicom Group, Inc. (2)	21,252	$1,530,356

Automobile Manufacturers — 0.9%
General Motors Co.	30,792	1,071,562

Cable & Satellite — 1.4%
Comcast Corp., Class A (2)	31,525	1,725,363

Computer & Electronics Retail — 0.5%
GameStop Corp., Class A	14,029	592,024

Department Stores — 1.5%
Macy’s, Inc.	29,127	1,814,321

Home Furnishings — 1.1%
Leggett & Platt, Inc. (2)	36,408	1,277,557

Home Improvement Retail — 1.7%
Home Depot, Inc.	21,155	1,977,992

Publishing — 0.9%
Gannett Co., Inc.	33,642	1,135,754

Total Consumer Discretionary		11,124,929

Consumer Staples — 9.5%

Agricultural Products — 1.0%
Archer-Daniels-Midland Co.	22,633	1,128,481

Household Products — 1.4%
Kimberly-Clark Corp.	15,870	1,713,960

Hypermarkets & Super Centers — 0.6%
Wal-Mart Stores, Inc. (2)	8,728	658,964

Soft Drinks — 1.7%
Dr. Pepper Snapple Group, Inc. (2)	22,475	1,414,127
PepsiCo, Inc.	6,434	595,081

		2,009,208

Tobacco — 4.8%
Altria Group, Inc. (2)	66,221	2,852,801
Lorillard, Inc.	35,769	2,135,409

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Dividend Income Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Staples (continued)

Tobacco (continued)
Philip Morris International, Inc. (2)	8,981	$768,594

		5,756,804

Total Consumer Staples		11,267,417

Energy — 9.3%

Integrated Oil & Gas — 5.4%
Chevron Corp.	24,329	3,149,389
Exxon Mobil Corp. (2)	5,610	557,971
Occidental Petroleum Corp.	25,885	2,685,051

		6,392,411

Oil & Gas-Drilling — 1.1%
Ensco PLC (2)	12,327	622,267
Helmerich & Payne, Inc. (2)	6,703	704,150

		1,326,417

Oil & Gas-Exploration & Production — 1.7%
ConocoPhillips (2)	24,938	2,025,465

Oil & Gas-Refining & Marketing — 1.1%
Phillips 66 (2)	7,210	627,414
Valero Energy Corp.	13,344	722,444

		1,349,858

Total Energy		11,094,151

Financials — 14.6%

Asset Management & Custody Banks — 2.3%
Ameriprise Financial, Inc. (2)	13,152	1,653,996
Invesco, Ltd. (2)	25,456	1,039,623

		2,693,619

Consumer Finance — 3.6%
Capital One Financial Corp.	8,993	737,966
Discover Financial Services (2)	18,333	1,143,429
Navient Corp.	134,216	2,407,835

		4,289,230

Diversified Banks — 6.4%
JPMorgan Chase & Co. (2)	51,516	3,062,626
U.S. Bancorp	14,211	600,841
Wells Fargo & Co.	77,680	3,995,859

		7,659,326

Hotel & Resort REIT’s — 0.5%
Host Hotels & Resorts, Inc. (2)	25,250	576,205

Regional Banks — 0.9%
Fifth Third Bancorp (2)	52,183	1,064,794

Retail REIT’s — 0.9%
Kimco Realty Corp. (2)	48,431	1,137,644

Total Financials		17,420,818

Healthcare — 12.7%

Biotechnology — 0.6%
Amgen, Inc.	5,259	732,999

Healthcare Equipment — 0.7%
Medtronic, Inc. (2)	12,719	812,108

Pharmaceuticals — 11.4%
AbbVie, Inc. (2)	27,339	1,511,300
Bristol-Myers Squibb Co. (2)	14,563	737,616
Eli Lilly & Co. (2)	22,850	1,452,346
Johnson & Johnson	27,463	2,848,737

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Pharmaceuticals (continued)
Merck & Co., Inc.	56,367	$3,388,221
Pfizer, Inc.	125,811	3,697,585

		13,635,805

Total Healthcare		15,180,912

Industrials — 9.0%

Aerospace & Defense — 5.2%
Boeing Co. (2)	15,414	1,954,495
General Dynamics Corp. (2)	5,579	687,612
Honeywell International, Inc.	10,402	990,582
Lockheed Martin Corp.	14,714	2,560,236

		6,192,925

Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B (2)	9,450	919,768

Construction Machinery & Heavy Trucks — 0.7%
Caterpillar, Inc. (2)	8,009	873,542

Industrial Conglomerates — 1.5%
General Electric Co. (2)	69,016	1,793,036

Railroads — 0.8%
Union Pacific Corp.	8,345	878,478

Total Industrials		10,657,749

Information Technology — 15.7%

Communications Equipment — 2.6%
Cisco Systems, Inc.	99,438	2,484,956
QUALCOMM, Inc.	7,320	557,052

		3,042,008

Semiconductor Equipment — 1.2%
KLA-Tencor Corp. (2)	19,403	1,482,777

Semiconductors — 1.9%
Intel Corp. (2)	65,679	2,293,511

Systems Software — 3.9%
CA, Inc.	41,655	1,176,337
Microsoft Corp. (2)	75,013	3,407,841

		4,584,178

Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc.	29,610	3,035,025
Hewlett-Packard Co.	19,350	735,300
NetApp, Inc. (2)	18,780	791,765
Seagate Technology PLC (2)	43,037	2,693,255

		7,255,345

Total Information Technology		18,657,819

Materials — 5.7%

Commodity Chemicals — 2.4%
LyondellBasell Industries NV (2)	25,527	2,919,013

Diversified Chemicals — 1.1%
Dow Chemical Co.	25,439	1,362,258

Paper Packaging — 0.5%
Avery Dennison Corp.	11,420	549,645

Paper Products — 1.7%
International Paper Co. (2)	41,152	1,993,814

Total Materials		6,824,730

Telecommunication Services — 6.0%

Integrated Telecommunication Services — 6.0%
AT&T, Inc. (2)	93,973	3,285,296
Verizon Communications, Inc. (2)	77,351	3,853,627

Total Telecommunication Services		7,138,923

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Dividend Income Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Utilities — 6.0%

Electric Utilities — 5.1%
American Electric Power Co., Inc. (2)	44,756	$2,403,397
Exelon Corp. (2)	26,515	886,131
Pinnacle West Capital Corp. (2)	25,409	1,447,043
PPL Corp. (2)	36,613	1,267,908

		6,004,479

Multi-Utilities — 0.9%
CMS Energy Corp. (2)	35,627	1,088,049

Total Utilities		7,092,528

Total Common Stocks (identified cost $90,639,591)		116,459,976

Short-Term Investments — 43.0%

Collateral Pool Investments for Securities on Loan — 41.1%
Collateral pool allocation (12)		49,002,695

Mutual Funds — 1.9%
BMO Prime Money Market Fund, Class I, 0.010% (10)	2,260,802	2,260,802

Total Short-Term Investments (identified cost $51,263,497)		51,263,497

Total Investments — 140.8% (identified cost $141,903,088)		167,723,473
Other Assets and Liabilities — (40.8)%		(48,622,993)
Total Net Assets — 100.0%
		$119,100,480

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.9%

Consumer Discretionary — 7.4%

Apparel Retail — 0.3%
Foot Locker, Inc.	13,411	$752,491

Auto Parts & Equipment — 1.9%
Delphi Automotive PLC (2)	8,791	611,678
Lear Corp.	39,849	4,029,929

		4,641,607

Automotive Retail — 0.2%
O’Reilly Automotive, Inc. (1)(2)	3,999	623,764

Department Stores — 2.5%
Dillard’s, Inc., Class A (2)	11,384	1,301,419
Macy’s, Inc.	80,481	5,013,162

		6,314,581

Homefurnishing Retail — 1.7%
Bed Bath & Beyond, Inc. (1)(2)	65,059	4,180,691

Movies & Entertainment — 0.8%
Walt Disney Co. (2)	22,528	2,024,817

Total Consumer Discretionary		18,537,951

Consumer Staples — 7.2%

Drug Retail — 2.4%
CVS Caremark Corp. (2)	74,281	5,901,625

Food Retail — 1.9%
Kroger Co.	95,698	4,878,684

Description	Shares	Value
Common Stocks (continued)

Consumer Staples (continued)

Hypermarkets & Super Centers — 0.3%
Wal-Mart Stores, Inc. (2)	9,713	$733,332

Packaged Foods & Meats — 0.8%
Tyson Foods, Inc., Class A	49,385	1,879,593

Soft Drinks — 1.8%
Dr. Pepper Snapple Group, Inc. (2)	71,516	4,499,787

Total Consumer Staples		17,893,021

Energy — 15.8%

Integrated Oil & Gas — 8.1%
Chevron Corp. (2)	71,533	9,259,947
Exxon Mobil Corp. (2)	94,398	9,388,825
Occidental Petroleum Corp.	15,979	1,657,502

		20,306,274

Oil & Gas-Drilling — 1.4%
Helmerich & Payne, Inc. (2)	32,218	3,384,501

Oil & Gas-Equipment & Services — 2.3%
Baker Hughes, Inc.	26,998	1,866,641
Halliburton Co.	58,667	3,966,476

		5,833,117

Oil & Gas-Exploration & Production — 1.5%
EOG Resources, Inc. (2)	34,778	3,821,407

Oil & Gas-Refining & Marketing — 2.5%
Marathon Petroleum Corp.	49,355	4,491,798
Valero Energy Corp.	33,555	1,816,668

		6,308,466

Total Energy		39,653,765

Financials — 24.4%

Asset Management & Custody Banks — 2.0%
Ameriprise Financial, Inc. (2)	39,437	4,959,597

Consumer Finance — 3.8%
Capital One Financial Corp.	53,668	4,403,996
Discover Financial Services (2)	80,386	5,013,675

		9,417,671

Diversified Banks — 5.0%
JPMorgan Chase & Co. (2)	32,727	1,945,620
Wells Fargo & Co.	204,934	10,541,805

		12,487,425

Hotel & Resort REIT’s — 1.0%
Host Hotels & Resorts, Inc. (2)	106,046	2,419,970

Life & Health Insurance — 1.5%
Unum Group (2)	101,099	3,666,861

Multi-Line Insurance — 1.0%
Assurant, Inc. (2)	39,735	2,652,311

Office REIT’s — 1.1%
Boston Properties, Inc., REIT (2)	23,248	2,822,772

Property & Casualty Insurance — 2.0%
Travelers Cos., Inc. (2)	52,638	4,985,345

Regional Banks — 4.5%
Fifth Third Bancorp (2)	203,082	4,143,888
Huntington Bancshares, Inc. (2)	214,075	2,107,568
PNC Financial Services Group, Inc. (2)	60,782	5,151,275

		11,402,731

Reinsurance — 2.1%
Everest Re Group, Ltd.	21,800	3,571,712
PartnerRe, Ltd. (2)	14,695	1,641,284

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Reinsurance (continued)
Reinsurance Group of America, Inc.	1,100	$91,278

		5,304,274

Residential REIT’s — 0.4%
Equity Residential, REIT (2)	15,214	1,011,275

Total Financials		61,130,232

Healthcare — 14.0%

Biotechnology — 1.4%
United Therapeutics Corp. (1)(2)	30,532	3,597,585

Healthcare Equipment — 2.3%
Medtronic, Inc. (2)	91,225	5,824,716

Managed Healthcare — 0.6%
Aetna, Inc.	2,266	186,107
Cigna Corp.	13,364	1,264,234

		1,450,341

Pharmaceuticals — 9.7%
Johnson & Johnson	89,753	9,310,079
Merck & Co., Inc.	134,428	8,080,467
Mylan, Inc. (1)(2)	46,980	2,283,228
Pfizer, Inc.	154,933	4,553,481

		24,227,255

Total Healthcare		35,099,897

Industrials — 8.2%

Aerospace & Defense — 3.1%
Boeing Co. (2)	9,102	1,154,134
L-3 Communications Holdings, Inc.	3,305	363,385
Northrop Grumman Corp.	20,641	2,625,948
Raytheon Co. (2)	38,021	3,662,943

		7,806,410

Airlines — 2.6%
Alaska Air Group, Inc. (2)	33,268	1,541,639
Southwest Airlines Co. (2)	153,231	4,904,924

		6,446,563

Diversified Support Services — 0.4%
Cintas Corp. (2)	15,065	996,399

Human Resource & Employment Services — 0.4%
ManpowerGroup, Inc.	13,186	1,022,970

Industrial Machinery — 0.5%
Snap-on, Inc.	10,148	1,267,993

Railroads — 1.2%
Union Pacific Corp.	27,756	2,921,874

Total Industrials		20,462,209

Information Technology — 11.8%

Communications Equipment — 4.0%
Brocade Communications Systems, Inc.	217,158	2,291,017
Cisco Systems, Inc.	214,224	5,353,458
QUALCOMM, Inc.	31,292	2,381,321

		10,025,796

Consulting & Other Services — 0.6%
Amdocs, Ltd.	34,024	1,602,530

Data Processing & Outsourced Services — 0.6%
DST Systems, Inc.	6,181	573,659
Global Payments, Inc. (2)	13,189	959,104

		1,532,763

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Semiconductors — 1.2%
Intel Corp. (2)	35,704	$1,246,784
Skyworks Solutions, Inc. (2)	28,937	1,639,570

		2,886,354

Systems Software — 0.5%
Microsoft Corp. (2)	24,777	1,125,619

Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc.	47,608	4,879,820
Hewlett-Packard Co.	99,635	3,786,130
NetApp, Inc. (2)	86,534	3,648,274

		12,314,224

Total Information Technology		29,487,286

Materials — 3.4%

Commodity Chemicals — 1.9%
LyondellBasell Industries NV (2)	42,079	4,811,734

Fertilizers & Agricultural Chemicals — 1.1%
CF Industries Holdings, Inc. (2)	10,491	2,703,216

Paper Packaging — 0.4%
Graphic Packaging Holding Co. (1)(2)	71,442	913,743

Total Materials		8,428,693

Utilities — 5.7%

Electric Utilities — 2.9%
American Electric Power Co., Inc. (2)	78,399	4,210,026
Exelon Corp. (2)	94,196	3,148,030

		7,358,056

Gas Utilities — 1.0%
AGL Resources, Inc.	11,317	603,309
UGI Corp. (2)	36,717	1,945,267

		2,548,576

Independent Power Producers & Energy Traders — 1.8%
AES Corp. (2)	288,744	4,383,134

Total Utilities		14,289,766

Total Common Stocks (identified cost $183,942,474)		244,982,820

Short-Term Investments — 48.1%

Collateral Pool Investments for Securities on Loan — 46.3%
Collateral pool allocation (12)		115,890,935

Mutual Funds — 1.8%
BMO Prime Money Market Fund, Class I, 0.010% (10)	4,567,614	4,567,614

Total Short-Term Investments (identified cost $120,458,549)		120,458,549

Total Investments — 146.0% (identified cost $304,401,023)		365,441,369
Other Assets and Liabilities — (46.0)%		(115,139,688)

Total Net Assets — 100.0%		$250,301,681

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.7%

Consumer Discretionary — 15.2%

Apparel, Accessories & Luxury Goods — 1.9%
Hanesbrands, Inc. (2)	43,239	$4,439,781

Auto Parts & Equipment — 3.4%
Lear Corp.	39,650	4,009,804
Magna International, Inc.	32,146	3,647,607

		7,657,411

Automotive Retail — 1.5%
AutoZone, Inc. (1)(2)	1,884	1,015,174
O’Reilly Automotive, Inc. (1)(2)	15,461	2,411,607

		3,426,781

Broadcasting — 0.5%
Scripps Networks Interactive, Inc., Class A	14,753	1,175,962

Cable & Satellite — 1.3%
Comcast Corp., Class A (2)	54,402	2,977,421

Department Stores — 1.5%
Macy’s, Inc.	56,289	3,506,242

Internet Retail — 2.0%
Expedia, Inc. (2)	7,104	610,233
Priceline.com, Inc. (1)(2)	3,215	4,000,457

		4,610,690

Movies & Entertainment — 2.8%
Live Nation Entertainment, Inc. (1)(2)	110,852	2,434,310
Walt Disney Co. (2)	44,060	3,960,113

		6,394,423

Restaurants — 0.3%
Chipotle Mexican Grill, Inc., Class A (1)(2)	955	648,111

Total Consumer Discretionary		34,836,822

Consumer Staples — 7.5%

Agricultural Products — 1.9%
Archer-Daniels-Midland Co.	89,198	4,447,412

Distillers & Vintners — 1.5%
Constellation Brands, Inc., Class A (1)	39,444	3,435,178

Drug Retail — 1.9%
CVS Caremark Corp. (2)	53,412	4,243,584

Household Products — 0.9%
Church & Dwight Co., Inc.	30,947	2,111,823

Soft Drinks — 1.3%
PepsiCo, Inc.	31,878	2,948,396

Total Consumer Staples		17,186,393

Energy — 4.0%

Oil & Gas-Drilling — 1.5%
Helmerich & Payne, Inc. (2)	32,119	3,374,101

Oil & Gas-Equipment & Services — 0.4%
Baker Hughes, Inc.	12,171	841,503

Oil & Gas-Exploration & Production — 2.1%
EOG Resources, Inc. (2)	44,991	4,943,611

Total Energy		9,159,215

Description	Shares	Value
Common Stocks (continued)

Financials — 7.6%

Consumer Finance — 1.2%
Discover Financial Services (2)	44,745	$2,790,746

Diversified Banks — 1.6%
Wells Fargo & Co.	72,868	3,748,330

Life & Health Insurance — 2.6%
Aflac, Inc. (2)	49,718	3,044,730
Prudential Financial, Inc. (2)	33,020	2,961,894

		6,006,624

Regional Banks — 0.6%
Signature Bank (1)(2)	11,429	1,353,879

Reinsurance — 0.7%
RenaissanceRe Holdings, Ltd. (2)	15,184	1,554,690

Residential REIT’s — 0.9%
Equity Lifestyle Properties, Inc. (2)	43,946	2,007,893

Total Financials		17,462,162

Healthcare — 15.9%

Biotechnology — 8.6%
Amgen, Inc. (2)	20,486	2,855,339
Celgene Corp. (1)(2)	51,284	4,873,005
Gilead Sciences, Inc. (1)(2)	72,221	7,769,535
United Therapeutics Corp. (1)(2)	35,548	4,188,621

		19,686,500

Healthcare Equipment — 2.9%
C.R. Bard, Inc. (2)	17,157	2,546,785
Edwards Lifesciences Corp. (1)	42,295	4,198,202

		6,744,987

Healthcare Services — 1.9%
DaVita HealthCare Partners, Inc. (1)(2)	56,846	4,245,259

Managed Healthcare — 1.3%
Centene Corp. (1)(2)	36,893	2,882,450

Pharmaceuticals — 1.2%
Johnson & Johnson	26,553	2,754,343

Total Healthcare		36,313,539

Industrials — 11.5%

Airlines — 2.0%
Southwest Airlines Co. (2)	141,786	4,538,570

Construction Machinery & Heavy Trucks — 2.3%
Caterpillar, Inc. (2)	37,814	4,124,373
Wabtec Corp. (2)	14,232	1,186,379

		5,310,752

Electrical Components & Equipment — 2.8%
AMETEK, Inc.	46,437	2,458,375
Roper Industries, Inc. (2)	26,858	4,043,740

		6,502,115

Industrial Machinery — 1.8%
IDEX Corp. (2)	53,237	4,096,055

Railroads — 2.6%
Union Pacific Corp.	56,491	5,946,808

Total Industrials		26,394,300

Information Technology — 29.3%

Application Software — 1.8%
Open Text Corp.	34,870	1,960,740
Synopsys, Inc. (1)	54,941	2,247,087

		4,207,827

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Communications Equipment — 2.8%
QUALCOMM, Inc.	84,637	$6,440,876

Consulting & Other Services — 0.6%
Cognizant Technology Solutions Corp., Class A (1)(2)	30,004	1,372,083

Data Processing & Outsourced Services — 2.5%
Global Payments, Inc. (2)	15,288	1,111,743
MasterCard, Inc., Class A (2)	60,686	4,600,606

		5,712,349

Internet Software & Services — 6.6%
eBay, Inc. (1)	23,549	1,306,969
Google, Inc., Class A (1)	8,887	5,175,433
Google, Inc., Class C (1)	8,886	5,079,238
VeriSign, Inc. (1)(2)	62,014	3,539,449

		15,101,089

Semiconductors — 2.8%
Intel Corp. (2)	45,112	1,575,311
Skyworks Solutions, Inc. (2)	85,830	4,863,128

		6,438,439

Systems Software — 6.9%
Check Point Software Technologies, Ltd. (1)(2)	37,591	2,669,713
Microsoft Corp. (2)	142,319	6,465,552
Oracle Corp.	156,903	6,516,181

		15,651,446

Technology Hardware, Storage & Peripherals — 5.3%
Apple, Inc.	118,648	12,161,420

Total Information Technology		67,085,529

Materials — 2.4%

Commodity Chemicals — 1.2%
LyondellBasell Industries NV (2)	23,387	2,674,303

Specialty Chemicals — 1.2%
Sigma-Aldrich Corp.	26,365	2,741,960

Total Materials		5,416,263

Telecommunication Services — 5.3%

Integrated Telecommunication Services — 3.4%
Verizon Communications, Inc. (2)	154,069	7,675,718

Wireless Telecommunication Services — 1.9%
SBA Communications Corp., Class A (1)(2)	39,463	4,352,374

Total Telecommunication Services		12,028,092

Total Common Stocks (identified cost $166,160,937)		225,882,315

Short-Term Investments — 43.8%

Collateral Pool Investments for Securities on Loan — 42.5%
Collateral pool allocation (12)		97,271,919

Mutual Funds — 1.3%
BMO Prime Money Market Fund, Class I, 0.010% (10)	2,829,759	2,829,759

Total Short-Term Investments (identified cost $100,101,678)		100,101,678

Total Investments — 142.5% (identified cost $266,262,615)		325,983,993
Other Assets and Liabilities — (42.5)%		(97,271,531)

Total Net Assets — 100.0%		$228,712,462

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 96.2%

Consumer Discretionary — 12.2%

Advertising — 1.4%
The Interpublic Group of Cos., Inc.	237,900	$4,646,187

Apparel Retail — 0.5%
Guess?, Inc. (2)	67,903	1,591,646

Auto Parts & Equipment — 2.1%
Visteon Corp. (1)(2)	71,349	7,219,805

Automotive Retail — 1.8%
Advance Auto Parts, Inc. (2)	43,452	5,927,722

Catalog Retail — 1.7%
Liberty Interactive Corp. (1)	189,100	5,582,232

Department Stores — 1.4%
Kohl’s Corp.	80,600	4,738,474

Homebuilding — 1.2%
TRI Pointe Homes, Inc. (1)	265,300	3,926,440

Leisure Products — 1.3%
Hasbro, Inc. (2)	86,700	4,565,189

Specialty Stores — 0.8%
Staples, Inc. (2)	238,600	2,786,848

Total Consumer Discretionary		40,984,543

Consumer Staples — 3.2%

Agricultural Products — 1.3%
Darling Ingredients, Inc. (1)(2)	234,496	4,521,083

Food Retail — 1.3%
Kroger Co.	85,240	4,345,535

Household Products — 0.6%
Energizer Holdings, Inc.	16,700	2,029,384

Total Consumer Staples		10,896,002

Energy — 7.2%

Coal & Consumable Fuels — 1.6%
Consol Energy, Inc. (2)	132,210	5,325,419

Oil & Gas-Equipment & Services — 1.7%
Tidewater, Inc.	111,600	5,677,092

Oil & Gas-Exploration & Production — 3.9%
Cimarex Energy Co. (2)	26,250	3,810,450
Newfield Exploration Co. (1)	76,420	3,425,144
QEP Resources, Inc. (2)	168,100	5,979,317

		13,214,911

Total Energy		24,217,422

Financials — 24.0%

Asset Management & Custody Banks — 3.5%
Ameriprise Financial, Inc. (2)	43,000	5,407,680
Invesco, Ltd. (2)	153,600	6,273,024

		11,680,704

Consumer Finance — 2.2%
Discover Financial Services (2)	116,050	7,238,039

Life & Health Insurance — 1.9%
Lincoln National Corp. (2)	118,050	6,497,472

Property & Casualty Insurance — 1.5%
Axis Capital Holdings, Ltd.	103,100	4,971,482

Real Estate Operating Companies — 1.6%
Forest City Enterprises, Inc., Class A (1)(2)	254,250	5,288,400

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Regional Banks — 7.2%
East West Bancorp, Inc.	151,400	$5,274,776
Fifth Third Bancorp	336,510	6,866,487
Huntington Bancshares, Inc. (2)	658,900	6,486,870
Regions Financial Corp.	557,000	5,653,550

		24,281,683

Reinsurance — 3.2%
PartnerRe, Ltd. (2)	46,600	5,204,754
Reinsurance Group of America, Inc. (2)	66,300	5,501,574

		10,706,328

Residential REIT’s — 1.4%
UDR, Inc. (2)	156,500	4,682,480

Retail REIT’s — 1.5%
Brixmor Property Group, Inc. (2)	209,330	4,954,841

Total Financials		80,301,429

Healthcare — 8.6%

Healthcare Distributors — 2.1%
AmerisourceBergen Corp.	90,100	6,972,839

Healthcare Services — 1.7%
Omnicare, Inc. (2)	90,500	5,771,185

Life Sciences Tools & Services — 1.6%
Bruker Corp. (1)(2)	257,650	5,168,459

Managed Healthcare — 1.8%
Cigna Corp.	65,060	6,154,676

Pharmaceuticals — 1.4%
Mallinckrodt PLC (1)(2)	56,560	4,609,074

Total Healthcare		28,676,233

Industrials — 11.0%

Aerospace & Defense — 2.6%
L-3 Communications Holdings, Inc.	35,300	3,881,235
Spirit Aerosystems Holdings, Inc., Class A (1)	129,200	4,954,820

		8,836,055

Agricultural & Farm Machinery — 1.2%
AGCO Corp. (2)	84,900	4,146,516

Construction & Engineering — 3.2%
Fluor Corp.	73,100	5,401,359
Jacobs Engineering Group, Inc. (1)(2)	95,000	5,121,450

		10,522,809

Electrical Components & Equipment — 1.5%
Regal-Beloit Corp. (2)	68,700	4,882,509

Industrial Machinery — 2.5%
Dover Corp.	47,200	4,147,464
Parker-Hannifin Corp.	37,300	4,308,150

		8,455,614

Total Industrials		36,843,503

Information Technology — 17.9%

Communications Equipment — 2.9%
CommScope Holding Co., Inc. (1)(2)	200,555	5,166,297
InterDigital, Inc. (2)	99,381	4,409,535

		9,575,832

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Consulting & Other Services — 2.1%
Teradata Corp. (1)(2)	152,900	$6,982,943

Data Processing & Outsourced Services — 0.9%
Western Union Co. (2)	173,700	3,034,539

Semiconductors — 1.8%
Broadcom Corp., Class A	151,430	5,963,313

Systems Software — 3.4%
Check Point Software Technologies, Ltd. (1)(2)	70,340	4,995,547
Symantec Corp.	265,700	6,451,196

		11,446,743

Technology Distributors — 1.0%
Avnet, Inc.	77,900	3,467,329

Technology Hardware, Storage & Peripherals — 5.8%
NetApp, Inc. (2)	183,200	7,723,712
Seagate Technology PLC (2)	94,000	5,882,520
Western Digital Corp.	56,300	5,799,463

		19,405,695

Total Information Technology		59,876,394

Materials — 8.1%

Metal & Glass Containers — 1.9%
Berry Plastics Group, Inc. (1)(2)	259,850	6,264,983

Paper Products — 1.4%
International Paper Co.	98,500	4,772,325

Specialty Chemicals — 3.3%
Ashland, Inc.	51,510	5,522,902
W.R. Grace & Co. (1)	57,150	5,659,565

		11,182,467

Steel — 1.5%
Reliance Steel & Aluminum Co. (2)	69,500	4,859,440

Total Materials		27,079,215

Telecommunication Services — 1.1%

Integrated Telecommunication Services — 1.1%
CenturyLink, Inc.	87,246	3,576,214

Utilities — 2.9%

Electric Utilities — 2.9%
Edison International (2)	94,300	5,576,902
Great Plains Energy, Inc.	156,300	4,012,221

Total Utilities		9,589,123

Total Common Stocks (identified cost $222,005,745)		322,040,078

Short-Term Investments — 50.1%

Collateral Pool Investments for Securities on Loan — 46.7%
Collateral pool allocation (12)		156,260,314

Mutual Funds — 3.4%
BMO Prime Money Market Fund, Class I, 0.010% (10)	11,427,237	11,427,237

Total Short-Term Investments (identified cost $167,687,551)		167,687,551

Total Investments — 146.3% (identified cost $389,693,296)		489,727,629
Other Assets and Liabilities — (46.3)%		(155,025,705)

Total Net Assets — 100.0%		$334,701,924

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.0%

Consumer Discretionary — 21.1%

Apparel, Accessories & Luxury Goods — 1.6%
Ralph Lauren Corp. (2)	8,600	$1,455,120
VF Corp.	42,300	2,712,276

		4,167,396

Auto Parts & Equipment — 1.2%
BorgWarner, Inc.	52,000	3,233,880

Automotive Retail — 2.6%
Advance Auto Parts, Inc. (2)	28,100	3,833,402
O’Reilly Automotive, Inc. (1)(2)	20,370	3,177,313

		7,010,715

Broadcasting — 0.9%
Discovery Communications, Inc., Class A (1) (2)	26,900	1,176,068
Discovery Communications, Inc., Class C (1)(2)	26,900	1,155,893

		2,331,961

Cable & Satellite — 0.7%
Sirius XM Holdings, Inc. (1)(2)	502,800	1,825,164

Casinos & Gaming — 1.0%
MGM Resorts International (1)(2)	112,200	2,745,534

Department Stores — 1.1%
Macy’s, Inc.	46,900	2,921,401

Distributors — 1.5%
LKQ Corp. (1)(2)	141,400	4,015,760

General Merchandise Stores — 1.1%
Dollar Tree, Inc. (1)	52,400	2,809,950

Homebuilding — 3.1%
KB Home (2)	73,500	1,304,625
Lennar Corp., Class A (2)	51,500	2,017,770
TRI Pointe Homes, Inc. (1)	342,791	5,073,307

		8,395,702

Homefurnishing Retail — 0.9%
Restoration Hardware Holdings, Inc. (1)(2)	28,173	2,362,869

Hotels, Resorts & Cruise Lines — 2.9%
Marriott International, Inc., Class A (2)	56,700	3,934,980
Wyndham Worldwide Corp.	48,600	3,933,684

		7,868,664

Restaurants — 1.0%
Dunkin’ Brands Group, Inc. (2)	61,329	2,670,265

Specialized Consumer Services — 0.9%
LifeLock, Inc. (1) (2)	155,700	2,307,474

Specialty Stores — 0.6%
Tractor Supply Co. (2)	22,600	1,513,070

Total Consumer Discretionary		56,179,805

Consumer Staples — 1.4%

Packaged Foods & Meats — 1.4%
Hain Celestial Group, Inc. (1)(2)	22,600	2,222,936
Hershey Co.	14,900	1,362,158

Total Consumer Staples		3,585,094

Description	Shares	Value
Common Stocks (continued)

Energy — 6.7%

Oil & Gas-Exploration & Production — 6.7%
Approach Resources, Inc. (1)(2)	380,374	$6,801,087
Bellatrix Exploration, Ltd. (1)(2)(5)(6)	1,441,160	11,154,578

Total Energy		17,955,665

Financials — 9.6%

Asset Management & Custody Banks — 1.2%
Ameriprise Financial, Inc. (2)	25,200	3,169,152

Investment Banking & Brokerage — 1.0%
E*TRADE Financial Corp. (1)(2)	125,200	2,786,952

Mortgage REIT’s — 2.1%
Newcastle Investment Corp. (2)	408,564	5,536,042

Multi-Line Insurance — 1.0%
Hartford Financial Services Group, Inc.	74,900	2,775,045

Real Estate Services — 1.7%
CBRE Group, Inc., Class A (1)(2)	74,000	2,351,720
Jones Lang LaSalle, Inc. (2)	15,400	2,057,594

		4,409,314

Regional Banks — 0.9%
Home BancShares, Inc. (2)	76,400	2,272,900

Specialized Finance — 0.8%
IntercontinentalExchange Group, Inc. (2)	12,000	2,268,000

Specialized REIT’s — 0.9%
Pebblebrook Hotel Trust (2)	59,300	2,297,282

Total Financials		25,514,687

Healthcare — 20.9%

Biotechnology — 3.7%
Aegerion Pharmaceuticals, Inc. (1)(2)	16,860	515,073
Alkermes PLC (1)(2)	44,512	1,991,022
Myriad Genetics, Inc. (1)(2)	57,800	2,091,782
Quintiles Transnational Holdings, Inc. (1)	59,300	3,327,916
Vertex Pharmaceuticals, Inc. (1)(2)	21,200	1,983,684

		9,909,477

Healthcare Distributors — 2.1%
AmerisourceBergen Corp. (2)	36,700	2,840,213
Cardinal Health, Inc. (2)	36,400	2,682,680

		5,522,893

Healthcare Facilities — 2.2%
Acadia Healthcare Co., Inc. (1)(2)	69,687	3,568,671
Brookdale Senior Living, Inc. (1)(2)	68,800	2,404,560

		5,973,231

Healthcare Services — 3.8%
Catamaran Corp. (1)	73,200	3,449,184
Envision Healthcare Holdings, Inc. (1)	97,673	3,570,925
MEDNAX, Inc. (1)(2)	55,000	3,148,750

		10,168,859

Healthcare Technology — 1.4%
Cerner Corp. (1)(2)	63,500	3,661,410

Pharmaceuticals — 7.7%
Actavis PLC (1)(2)	24,600	5,583,708
Akorn, Inc. (1)(2)	86,632	3,380,381
Jazz Pharmaceuticals PLC (1)(2)	25,980	4,232,662

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Pharmaceuticals (continued)
Medicines Co. (1)(2)	21,378	$547,490
Mylan, Inc. (1)(2)	66,700	3,241,620
Salix Pharmaceuticals, Ltd. (1)(2)	22,600	3,595,886

		20,581,747

Total Healthcare		55,817,617

Industrials — 17.8%

Building Products — 0.9%
Fortune Brands Home & Security, Inc.	53,800	2,324,698

Construction & Engineering — 1.2%
Chicago Bridge & Iron Co. NV (2)	51,700	3,278,814

Electrical Components & Equipment — 2.8%
AMETEK, Inc. (2)	74,525	3,945,353
Roper Industries, Inc.	23,800	3,583,328

		7,528,681

Human Resource & Employment Services — 2.0%
Robert Half International, Inc. (2)	71,100	3,569,931
Towers Watson & Co., Class A	17,100	1,874,673

		5,444,604

Industrial Conglomerates — 1.1%
Tyco International, Ltd.	66,000	2,944,920

Industrial Machinery — 1.9%
Flowserve Corp. (2)	30,300	2,299,467
IDEX Corp. (2)	35,400	2,723,676

		5,023,143

Railroads — 1.7%
Genesee & Wyoming, Inc., Class A (1)(2)	22,200	2,182,926
Kansas City Southern	19,550	2,255,288

		4,438,214

Research & Consulting Services — 3.9%
Acacia Research Corp. (2)	232,600	4,137,954
Nielsen Holdings NV	70,300	3,303,397
Verisk Analytics, Inc., Class A (1)(2)	44,626	2,864,543

		10,305,894

Trading Companies & Distributors — 1.5%
United Rentals, Inc. (1)(2)	34,100	4,011,865

Trucking — 0.8%
J.B. Hunt Transport Services, Inc.	29,400	2,221,170

Total Industrials		47,522,003

Information Technology — 18.0%

Application Software — 2.9%
PTC, Inc. (1)	71,800	2,777,942
Qlik Technologies, Inc. (1)(2)	83,000	2,343,090
Solera Holdings, Inc.	45,100	2,749,296

		7,870,328

Communications Equipment — 2.2%
F5 Networks, Inc. (1)(2)	28,700	3,564,253
Palo Alto Networks, Inc. (1)(2)	25,760	2,189,343

		5,753,596

Data Processing & Outsourced Services — 6.4%
Alliance Data Systems Corp. (1)(2)	14,600	3,863,744
Cardtronics, Inc. (1)(2)	111,800	3,968,900

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Data Processing & Outsourced Services (continued)
FleetCor Technologies, Inc. (1)	26,700	$3,836,523
Total System Services, Inc. (2)	106,600	3,353,636
Vantiv, Inc., Class A (1)	66,300	2,073,864

		17,096,667

Electronic Components — 1.3%
Amphenol Corp., Class A	34,100	3,512,641

Internet Software & Services — 0.8%
Xoom Corp. (1)(2)	93,800	2,144,268

Semiconductors — 1.3%
NXP Semiconductor (1)	50,300	3,446,556

Systems Software — 3.1%
Check Point Software Technologies, Ltd. (1)(2)	40,200	2,855,004
FleetMatics Group PLC (1)(2)	58,000	1,903,560
Red Hat, Inc. (1)	57,709	3,515,632

		8,274,196

Total Information Technology		48,098,252

Telecommunication Services — 2.5%

Wireless Telecommunication Services — 2.5%
Crown Castle International Corp.	37,000	2,941,870
SBA Communications Corp., Class A (1)(2)	34,500	3,805,005

Total Telecommunication Services		6,746,875

Total Common Stocks (identified cost $181,106,707)		261,419,998

Short-Term Investments — 48.9%

Collateral Pool Investments for Securities on Loan — 47.4%
Collateral pool allocation (12)		126,544,942

Mutual Funds — 1.5%
BMO Prime Money Market Fund, Class I, 0.010% (10)	3,959,857	3,959,857

Total Short-Term Investments (identified cost $130,504,799)		130,504,799

Total Investments — 146.9% (identified cost $311,611,506)		391,924,797
Other Assets and Liabilities — (46.9)%		(125,111,698)

Total Net Assets — 100.0%		$266,813,099

Small-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.7%

Consumer Discretionary — 10.4%

Apparel Retail — 2.8%
Crocs, Inc. (1)	51,100	$789,495
Guess?, Inc. (2)	14,900	349,256
The Finish Line, Inc., Class A	38,440	1,138,977

		2,277,728

Automotive Retail — 1.4%
Murphy USA, Inc. (1)(2)	21,197	1,154,600

Department Stores — 1.2%
Dillard’s, Inc., Class A (2)	8,630	986,582

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Homebuilding — 2.8%
Century Communities, Inc. (1)(2)	62,753	$1,266,983
TRI Pointe Homes, Inc. (1)	69,910	1,034,668

		2,301,651

Household Appliances — 1.0%
Helen of Troy, Ltd. (1)(2)	14,910	868,060

Specialized Consumer Services — 1.2%
Steiner Leisure, Ltd. (1)(2)	22,640	962,653

Total Consumer Discretionary		8,551,274

Consumer Staples — 1.4%

Agricultural Products — 1.4%
Darling Ingredients, Inc. (1)(2)	57,900	1,116,312

Energy — 8.4%

Oil & Gas-Drilling — 1.9%
Atwood Oceanics, Inc. (1)(2)	18,150	896,791
Unit Corp. (1)	10,550	694,296

		1,591,087

Oil & Gas-Equipment & Services — 3.8%
Helix Energy Solutions Group, Inc. (1)(2)	39,220	1,071,490
Oil States International, Inc. (1)	16,100	1,039,255
Tidewater, Inc.	20,650	1,050,466

		3,161,211

Oil & Gas-Exploration & Production — 2.7%
Bellatrix Exploration, Ltd. (1)	127,700	988,398
Jones Energy, Inc., Class A (1)(2)	62,550	1,202,211

		2,190,609

Total Energy		6,942,907

Financials — 26.8%

Consumer Finance — 2.2%
JGWPT Holdings, Inc., Class A (1)(2)	70,500	951,750
Nelnet, Inc., Class A	19,810	871,046

		1,822,796

Diversified Capital Markets — 2.8%
Encore Capital Group, Inc. (1)(2)	21,700	963,263
HFF, Inc., Class A (2)	43,550	1,306,500

		2,269,763

Life & Health Insurance — 1.4%
American Equity Investment Life Holding Co. (2)	46,630	1,153,626

Office REIT’s — 1.3%
Corporate Office Properties Trust (2)	39,250	1,113,915

Regional Banks — 10.5%
Ameris Bancorp (2)	60,700	1,389,423
BBCN Bancorp, Inc. (2)	64,210	937,466
Customers Bancorp, Inc. (1)(2)	59,070	1,097,521
Fidelity Southern Corp. (2)	66,805	926,585
First NBC Bank Holding Co. (1)(2)	26,837	861,736
FirstMerit Corp.	58,750	1,012,556
South State Corp.	13,830	809,885
Susquehanna Bancshares, Inc.	78,970	814,971
Western Alliance Bancorp (1)(2)	35,700	842,877

		8,693,020

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Reinsurance — 4.3%
Enstar Group, Ltd. (1)(2)	5,950	$844,305
Maiden Holdings, Ltd. (2)	75,820	921,971
Montpelier Re Holdings, Ltd. (2)	24,400	767,380
State National Cos., Inc. (1)(5)(6)	100,000	1,000,000

		3,533,656

Residential REIT’s — 0.9%
Mid-America Apartment Communities, Inc. (2)	10,400	752,128

Specialized Finance — 0.9%
Gain Capital Holdings, Inc. (2)	116,700	736,377

Specialized REIT’s — 1.2%
LaSalle Hotel Properties (2)	26,500	968,575

Thrifts & Mortgage Finance — 1.3%
EverBank Financial Corp. (2)	55,633	1,050,351

Total Financials		22,094,207

Healthcare — 8.0%

Healthcare Services — 1.0%
BioScrip, Inc. (1)(2)	97,800	827,388

Healthcare Technology — 1.6%
MedAssets, Inc. (1)(2)	59,090	1,359,070

Life Sciences Tools & Services — 2.6%
Bio-Rad Laboratories, Inc., Class A (1)	8,000	962,080
Bruker Corp. (1)	57,600	1,155,456

		2,117,536

Pharmaceuticals — 2.8%
Impax Laboratories, Inc. (1)(2)	40,110	988,310
Prestige Brands Holdings, Inc. (1)(2)	37,680	1,304,105

		2,292,415

Total Healthcare		6,596,409

Industrials — 15.3%

Aerospace & Defense — 2.4%
Moog, Inc., Class A (1)(2)	9,900	701,910
Triumph Group, Inc.	18,150	1,259,066

		1,960,976

Agricultural & Farm Machinery — 1.2%
Titan International, Inc. (2)	65,900	955,550

Building Products — 1.6%
Continental Building Products, Inc. (1)(2)	80,957	1,294,502

Construction & Engineering — 1.1%
EMCOR Group, Inc. (2)	20,050	866,160

Electrical Components & Equipment — 1.1%
Regal-Beloit Corp. (2)	13,100	931,017

Environmental & Facilities Services — 1.2%
Tetra Tech, Inc. (2)	40,200	1,025,100

Industrial Machinery — 2.0%
Altra Industrial Motion Corp. (2)	28,400	944,584
Kadant, Inc.	13,870	549,807
LB Foster Co., Class A	3,708	194,522

		1,688,913

Research & Consulting Services — 2.1%
Acacia Research Corp. (2)	32,390	576,218
RPX Corp. (1)(2)	76,900	1,168,111

		1,744,329

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Small-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Trading Companies & Distributors — 1.3%
MRC Global, Inc. (1)(2)	44,000	$1,092,080

Trucking — 1.3%
Quality Distribution, Inc. (1)(2)	77,900	1,093,716

Total Industrials		12,652,343

Information Technology — 16.2%

Communications Equipment — 6.3%
Brocade Communications Systems, Inc.	150,150	1,584,082
CommScope Holding Co., Inc. (1)(2)	63,800	1,643,488
Finisar Corp. (1)(2)	60,350	1,225,709
InterDigital, Inc. (2)	17,000	754,290

		5,207,569

Data Processing & Outsourced Services — 2.4%
CSG Systems International, Inc.	31,000	859,320
MoneyGram International, Inc. (1)(2)	80,650	1,133,939

		1,993,259

Home Entertainment Software — 1.9%
Take-Two Interactive Software, Inc. (1)(2)	65,200	1,532,852

Semiconductors — 1.0%
CEVA, Inc. (1)(2)	53,500	811,060

Systems Software — 1.4%
AVG Technologies NV (1)	67,500	1,183,950

Technology Hardware, Storage & Peripherals — 3.2%
Datalink Corp. (1)(2)	108,920	1,344,073
Synaptics, Inc. (1)(2)	15,550	1,276,655

		2,620,728

Total Information Technology		13,349,418

Materials — 6.9%

Metal & Glass Containers — 1.8%
Berry Plastics Group, Inc. (1)(2)	61,360	1,479,390

Paper Packaging — 2.2%
Graphic Packaging Holding Co. (1)	142,100	1,817,459

Paper Products — 1.9%
KapStone Paper and Packaging Corp. (1)	52,340	1,608,931

Specialty Chemicals — 1.0%
Innophos Holdings, Inc.	14,200	825,730

Total Materials		5,731,510

Telecommunication Services — 1.0%

Integrated Telecommunication Services — 1.0%
IDT Corp., Class B (2)	50,210	788,799

Utilities — 3.3%

Electric Utilities — 3.3%
Great Plains Energy, Inc.	31,700	813,739
Portland General Electric Co. (2)	29,250	1,008,247
UIL Holdings Corp. (2)	24,200	901,450

Total Utilities		2,723,436

Total Common Stocks (identified cost $68,087,442)		80,546,615

Description	Shares	Value
Short-Term Investments — 47.7%

Collateral Pool Investments for Securities on Loan — 45.5%
Collateral pool allocation (12)		$37,566,524

Mutual Funds — 2.2%
BMO Prime Money Market Fund, Class I, 0.010% (10)	1,787,767	1,787,767

Total Short-Term Investments (identified cost $39,354,291)		39,354,291

Total Investments — 145.4% (identified cost $107,441,733)		119,900,906
Other Assets and Liabilities — (45.4)%		(37,455,950)

Total Net Assets — 100.0%		$82,444,956

Small-Cap Core Fund

Description	Shares	Value
Common Stocks — 97.6%

Consumer Discretionary — 10.0%

Apparel Retail — 2.8%
ANN, Inc. (1)(2)	502	$20,803
Cato Corp., Class A (2)	759	26,314
Express, Inc. (1)(2)	1,552	26,912
Zumiez, Inc. (1)(2)	819	26,495

		100,524

Auto Parts & Equipment — 3.8%
Cooper-Standard Holding, Inc. (1)(2)	330	21,618
Dana Holding Corp.	1,422	33,033
Strattec Security Corp.	235	18,857
Tenneco, Inc. (1)(2)	565	36,205
Tower International, Inc. (1)(2)	743	24,913

		134,626

Hotels, Resorts & Cruise Lines — 0.5%
Marcus Corp. (2)	945	17,208

Housewares & Specialties — 0.2%
CSS Industries, Inc.	258	6,522

Leisure Products — 1.1%
Brunswick Corp.	575	24,725
Nautilus, Inc. (1)(2)	1,228	14,515

		39,240

Publishing — 0.3%
McClatchy Co., Class A (1)(2)	2,850	12,854

Restaurants — 0.5%
Red Robin Gourmet Burgers, Inc. (1)(2)	379	20,125

Specialty Stores — 0.4%
Outerwall, Inc. (1)(2)	227	13,377

Tires & Rubber — 0.4%
Cooper Tire & Rubber Co.	450	13,873

Total Consumer Discretionary		358,349

Consumer Staples — 3.8%

Drug Retail — 0.5%
Rite Aid Corp. (1)(2)	3,064	19,058

Food Retail — 0.8%
The Pantry, Inc. (1)	1,359	28,770

Packaged Foods & Meats — 2.2%
Cal-Maine Foods, Inc. (2)	350	27,688
Pilgrim’s Pride Corp. (1)(2)	980	29,273
Sanderson Farms, Inc. (2)	237	22,117

		79,078

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Core Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Staples (continued)

Personal Products — 0.3%
Nutraceutical International Corp. (1)(2)	403	$9,769

Total Consumer Staples		136,675

Energy — 7.3%

Oil & Gas-Drilling — 1.5%
Parker Drilling Co. (1)(2)	4,180	26,250
Pioneer Energy Services Corp. (1)	1,839	28,284

		54,534

Oil & Gas-Equipment & Services — 0.9%
Hornbeck Offshore Services, Inc. (1)(2)	690	30,125

Oil & Gas-Exploration & Production — 3.8%
Abraxas Petroleum Corp. (1)(2)	3,109	18,374
Bonanza Creek Energy, Inc. (1)(2)	497	30,521
Carrizo Oil & Gas, Inc. (1)(2)	482	30,231
Stone Energy Corp. (1)	712	25,055
Warren Resources, Inc. (1)(2)	5,112	32,973

		137,154

Oil & Gas-Refining & Marketing — 1.1%
Adams Resources & Energy, Inc.	131	8,592
Western Refining, Inc. (2)	684	31,827

		40,419

Total Energy		262,232

Financials — 21.0%

Asset Management & Custody Banks — 0.8%
Manning & Napier, Inc.	1,431	26,574

Consumer Finance — 2.8%
Cash America International, Inc.	625	27,900
Credit Acceptance Corp. (1)(2)	190	23,416
Nelnet, Inc., Class A	288	12,663
Regional Management Corp. (1)	1,058	17,986
World Acceptance Corp. (1)(2)	210	16,451

		98,416

Diversified REIT’s — 1.4%
American Assets Trust, Inc.	631	22,117
Winthrop Realty Trust (2)	1,921	29,314

		51,431

Hotel & Resort REIT’s — 0.3%
Ryman Hospitality Properties, Inc. (2)	246	12,238

Investment Banking & Brokerage — 1.3%
Investment Technology Group, Inc. (1)	930	15,838
Piper Jaffray Cos. (1)(2)	576	30,735

		46,573

Life & Health Insurance — 1.8%
CNO Financial Group, Inc.	1,816	32,415
Symetra Financial Corp.	1,367	33,273

		65,688

Multi-Line Insurance — 0.7%
Horace Mann Educators Corp. (2)	861	25,658

Office REIT’s — 1.1%
DuPont Fabros Technology, Inc.	1,025	28,864
Franklin Street Properties Corp. (2)	862	10,473

		39,337

Property & Casualty Insurance — 0.8%
Navigators Group, Inc. (1) (2)	193	12,400
ProAssurance Corp.	325	15,015

		27,415

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Regional Banks — 5.5%
1st Source Corp.	373	$11,194
Bancfirst Corp. (2)	224	14,255
Financial Institutions, Inc. (2)	708	17,006
First Business Financial Services, Inc. (2)	240	10,959
First Financial Corp. (2)	320	10,343
First Interstate Bancsystem, Inc., Class A	920	24,399
Hanmi Financial Corp. (2)	997	20,488
Preferred Bank/Los Angeles (1)(2)	517	12,418
PrivateBancorp, Inc. (2)	971	28,654
SVB Financial Group (1)	223	24,824
Wintrust Financial Corp.	481	22,400

		196,940

Reinsurance — 1.3%
Greenlight Capital Re, Ltd., Class A (1)(2)	205	7,013
Maiden Holdings, Ltd. (2)	1,838	22,350
Montpelier Re Holdings, Ltd. (2)	193	6,070
Platinum Underwriters Holdings, Ltd.	196	12,244

		47,677

Retail REIT’s — 0.8%
Excel Trust, Inc. (2)	1,028	13,302
Saul Centers, Inc.	311	15,504

		28,806

Specialized REIT’s — 1.8%
Chesapeake Lodging Trust	462	14,234
CubeSmart	925	17,205
EPR Properties	126	7,171
Sovran Self Storage, Inc. (2)	347	26,813

		65,423

Thrifts & Mortgage Finance — 0.6%
Provident Financial Holdings, Inc.	590	8,638
Walker & Dunlop, Inc. (1)	780	11,068

		19,706

Total Financials		751,882

Healthcare — 16.0%

Biotechnology — 1.6%
Cubist Pharmaceuticals, Inc. (1)(2)	224	15,463
Emergent Biosolutions, Inc. (1)(2)	1,179	29,357
Repligen Corp. (1)(2)	682	12,999

		57,819

Healthcare Equipment — 2.9%
AngioDynamics, Inc. (1)(2)	1,878	26,499
Cyberonics, Inc. (1)(2)	401	23,014
Greatbatch, Inc. (1)	211	9,615
NuVasive, Inc. (1)(2)	691	24,254
Thoratec Corp. (1)(2)	342	8,550
Volcano Corp. (1)(2)	946	11,768

		103,700

Healthcare Facilities — 1.6%
Amsurg Corp. (1)(2)	496	26,680
Select Medical Holdings Corp. (2)	1,200	16,824
U.S. Physical Therapy, Inc. (2)	345	12,316

		55,820

Healthcare Services — 2.1%
AMN Healthcare Services, Inc. (1)(2)	1,735	26,233
Corvel Corp. (1)	370	15,133
The Providence Service Corp. (1)(2)	774	35,240

		76,606

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Small-Cap Core Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Supplies — 0.7%
Align Technology, Inc. (1)(2)	478	$26,032

Healthcare Technology — 0.6%
MedAssets, Inc. (1)(2)	912	20,976

Life Sciences Tools & Services — 2.2%
Affymetrix, Inc. (1)(2)	1,972	17,097
Albany Molecular Research, Inc. (1)(2)	1,527	30,235
PAREXEL International Corp. (1)(2)	559	31,550

		78,882

Managed Healthcare — 1.5%
Centene Corp. (1)(2)	136	10,626
Magellan Health Services, Inc. (1)	482	26,924
Molina Healthcare, Inc. (1)	306	14,639

		52,189

Pharmaceuticals — 2.8%
Akorn, Inc. (1)(2)	475	18,535
Impax Laboratories, Inc. (1)(2)	836	20,599
Insys Therapeutics, Inc. (1)(2)	367	12,962
Omega Protein Corp. (1)	1,542	23,238
Sagent Pharmaceuticals, Inc. (1)(2)	879	24,454

		99,788

Total Healthcare		571,812

Industrials — 15.2%

Aerospace & Defense — 3.6%
AAR Corp.	901	24,958
Curtiss-Wright Corp. (2)	377	27,084
Ducommun, Inc. (1)(2)	753	23,388
Engility Holdings, Inc. (1)(2)	656	23,052
Moog, Inc., Class A (1)(2)	438	31,054

		129,536

Airlines — 2.1%
Alaska Air Group, Inc. (2)	348	16,126
JetBlue Airways Corp. (1)(2)	2,798	34,220
Spirit Airlines, Inc. (1)	362	25,481

		75,827

Commercial Printing — 0.9%
Multi-Color Corp. (2)	714	33,115

Construction & Engineering — 0.6%
Comfort Systems USA, Inc. (2)	1,289	19,593

Construction Machinery & Heavy Trucks — 0.4%
Meritor, Inc. (1)	1,041	14,189

Diversified Support Services — 0.8%
UniFirst Corp.	286	27,728

Human Resource & Employment Services — 0.3%
Barrett Business Services, Inc.	167	9,885

Industrial Machinery — 2.0%
Blount International, Inc. (1)(2)	1,658	26,495
Kadant, Inc. (2)	591	23,427
Lydall, Inc. (1)(2)	822	22,769

		72,691

Office Services & Supplies — 1.9%
Kimball International, Inc., Class B (2)	960	15,245
Steelcase, Inc., Class A	1,450	22,765
Sykes Enterprises, Inc. (1)(2)	1,355	28,374

		66,384

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Security & Alarm Services — 0.7%
The Brink’s Co. (2)	888	$24,313

Trucking — 1.9%
AMERCO	64	17,780
ArcBest Corp. (2)	726	26,063
Swift Transportation Co., Class A (1)(2)	1,172	24,823

		68,666

Total Industrials		541,927

Information Technology — 18.7%

Application Software — 2.6%
Manhattan Associates, Inc. (1)	830	23,970
Netscout Systems, Inc. (1)(2)	662	30,498
PTC, Inc. (1)	647	25,033
Verint Systems, Inc. (1)	229	11,480

		90,981

Communications Equipment — 1.2%
Plantronics, Inc.	254	12,123
Polycom, Inc. (1)	2,400	31,800

		43,923

Consulting & Other Services — 0.5%
Lionbridge Technologies, Inc. (1)(2)	4,108	19,061

Data Processing & Outsourced Services — 1.9%
Euronet Worldwide, Inc. (1)(2)	603	32,140
ExlService Holdings, Inc. (1)(2)	865	23,588
MAXIMUS, Inc. (2)	278	11,454

		67,182

Electronic Manufacturing Services — 3.6%
Benchmark Electronics, Inc. (1)	1,100	27,093
Fabrinet (1) (2)	743	12,029
Methode Electronics, Inc.	948	31,967
Plexus Corp. (1) (2)	593	24,426
Sanmina Corp. (1)	1,398	32,825

		128,340

Internet Software & Services — 0.4%
Constant Contact, Inc. (1) (2)	452	14,089

Semiconductor Equipment — 1.3%
Kulicke & Soffa Industries, Inc. (1)(2)	1,608	23,621
Photronics, Inc. (1)(2)	2,626	23,188

		46,809

Semiconductors — 5.5%
Diodes, Inc. (1)	593	15,092
Integrated Device Technology, Inc. (1)	2,109	34,693
Integrated Silicon Solution, Inc.	1,765	26,175
IXYS Corp.	1,950	23,380
Lattice Semiconductor Corp. (1)(2)	3,274	24,588
OmniVision Technologies,e Inc. (1)	792	21,471
Silicon Image, Inc. (1)(2)	3,795	19,203
Spansion, Inc., Class A (1)(2)	1,434	31,978

		196,580

Systems Software — 0.3%
TeleCommunication Systems, Inc. (1)	3,756	11,193

Technology Distributors — 0.8%
Insight Enterprises, Inc. (1)(2)	1,112	29,179

Technology Hardware, Storage & Peripherals — 0.6%
QLogic Corp. (1)(2)	2,525	22,851

Total Information Technology		670,188

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Core Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Materials — 2.6%

Paper Packaging — 0.7%
Graphic Packaging Holding Co. (1)	1,864	$23,841

Paper Products — 1.3%
Neenah Paper, Inc.	499	27,280
PH Glatfelter Co. (2)	519	12,939
Schweitzer-Mauduit International, Inc.	166	7,111

		47,330

Specialty Chemicals — 0.6%
Kraton Performance Polymers, Inc. (1)(2)	985	20,025

Total Materials		91,196

Utilities — 3.0%

Electric Utilities — 2.3%
El Paso Electric Co. (2)	670	26,358
PNM Resources, Inc.	1,057	27,704
Portland General Electric Co.	883	30,437

		84,499

Multi-Utilities — 0.7%
Avista Corp.	755	24,507

Total Utilities		109,006

Total Common Stocks (identified cost $3,331,068)		3,493,267

Short-Term Investments — 48.4%

Collateral Pool Investments for Securities on Loan — 46.4%
Collateral pool allocation (12)		1,658,788

Mutual Funds — 2.0%
BMO Prime Money Market Fund, Class I, 0.010% (10)	70,868	70,868

Total Short-Term Investments (identified cost $1,729,656)		1,729,656

Total Investments — 146.0% (identified cost $5,060,724)		5,222,923
Other Assets and Liabilities — (46.0)%		(1,645,285)

Total Net Assets — 100.0%		$3,577,638

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 97.3%

Consumer Discretionary — 15.3%

Apparel, Accessories & Luxury Goods — 0.7%
Vince Holding Corp. (1)(2)	162,175	$5,886,952

Auto Parts & Equipment — 0.3%
Motorcar Parts of America, Inc. (1)	82,359	2,497,125

Automobile Manufacturers — 0.5%
Winnebago Industries, Inc. (1)(2)	178,280	4,408,864

Broadcasting — 0.6%
Sinclair Broadcast Group, Inc., Class A	152,674	4,435,180

Homebuilding — 7.1%
M/I Homes, Inc. (1)(2)	520,009	11,835,405
TRI Pointe Homes, Inc. (1)	1,509,001	22,333,215

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Homebuilding (continued)
UCP, Inc., Class A (1)(2)(10)	418,000	$5,329,500
William Lyon Homes, Class A (1)(2)	664,856	16,973,773

		56,471,893

Homefurnishing Retail — 1.0%
Restoration Hardware Holdings, Inc. (1)(2)	91,049	7,636,280

Housewares & Specialties — 1.6%
Libbey, Inc. (1)	472,778	13,048,673

Publishing — 1.0%
New Media Investment Group, Inc. (2)	439,028	7,669,819

Restaurants — 1.3%
Krispy Kreme Doughnuts, Inc. (1)(2)	607,617	10,335,565

Specialized Consumer Services — 1.2%
LifeLock, Inc. (1)(2)	630,491	9,343,877

Total Consumer Discretionary		121,734,228

Consumer Staples — 0.8%

Packaged Foods & Meats — 0.8%
Hain Celestial Group, Inc. (1)(2)	67,100	6,599,956

Energy — 9.8%

Oil & Gas-Drilling — 0.5%
Independence Contract Drilling, Inc. (1)	371,236	4,269,214

Oil & Gas-Exploration & Production — 9.3%
Advantage Oil & Gas, Ltd. (1)	664,196	4,098,089
American Eagle Energy Corp. (1)(2)	98,866	518,058
Approach Resources, Inc. (1)(2)	1,737,130	31,059,884
Bellatrix Exploration, Ltd. (1)(2)(5)(6)	4,921,301	38,090,870

		73,766,901

Total Energy		78,036,115

Financials — 12.6%

Asset Management & Custody Banks — 1.1%
ICG Group, Inc. (1)(2)	512,661	8,894,668

Investment Banking & Brokerage — 1.2%
FXCM, Inc., Class A (2)	659,400	9,554,706

Mortgage REIT’s — 3.1%
Newcastle Investment Corp. (2)	1,802,656	24,425,989

Multi-Sector Holdings — 2.7%
Pico Holdings, Inc. (1)(2)	965,525	21,338,102

Regional Banks — 0.6%
Home BancShares, Inc. (2)	148,010	4,403,298

Specialized Finance — 1.3%
Gain Capital Holdings, Inc. (2)	1,673,635	10,560,637

Specialized REIT’s — 2.6%
LaSalle Hotel Properties (2)	277,092	10,127,712
Physicians Realty Trust (2)	138,033	2,044,269
Summit Hotel Properties, Inc. (2)	761,000	8,332,950

		20,504,931

Total Financials		99,682,331

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare — 23.3%

Biotechnology — 5.1%
Aegerion Pharmaceuticals, Inc. (1)(2)	124,068	$3,790,278
AMAG Pharmaceuticals, Inc. (1)(2)	918,852	20,793,621
Cancer Genetics, Inc. (1)(2)	452,117	4,023,841
Myriad Genetics, Inc. (1)(2)	186,083	6,734,344
NPS Pharmaceuticals, Inc. (1)(2)	180,385	5,444,019

		40,786,103

Healthcare Equipment — 5.2%
ABIOMED, Inc. (1)(2)	257,078	6,696,882
DexCom, Inc. (1)(2)	205,000	9,061,000
Globus Medical, Inc., Class A (1)(2)	352,951	6,402,531
Insulet Corp. (1)(2)	194,552	7,025,273
NxStage Medical, Inc. (1)(2)	642,783	8,433,313
Thoratec Corp. (1)(2)	160,931	4,023,275

		41,642,274

Healthcare Facilities — 2.5%
Acadia Healthcare Co., Inc. (1)(2)	245,018	12,547,372
HealthSouth Corp.	176,000	6,932,640

		19,480,012

Healthcare Services — 0.5%
HMS Holdings Corp. (1)(2)	178,500	4,080,510

Healthcare Supplies — 2.6%
Endologix, Inc. (1)(2)	438,700	6,058,447
Spectranetics Corp. (1)(2)	164,400	4,665,672
TearLab Corp. (1)(2)	997,929	3,861,985
Unilife Corp. (1)(2)	2,334,515	5,953,013

		20,539,117

Life Sciences Tools & Services — 2.5%
ICON PLC, ADR (1)(2)	198,010	9,809,415
PAREXEL International Corp. (1)(2)	170,200	9,606,088

		19,415,503

Managed Healthcare — 1.2%
Centene Corp. (1)	119,315	9,322,081

Pharmaceuticals — 3.7%
Akorn, Inc. (1)(2)	308,255	12,028,110
Lannett Co., Inc. (1)(2)	145,253	5,720,063
Medicines Co. (1)(2)	115,929	2,968,942
Pacira Pharmaceuticals, Inc. (1)(2)	83,100	8,996,406

		29,713,521

Total Healthcare		184,979,121

Industrials — 12.3%

Aerospace & Defense — 1.5%
Hexcel Corp. (1)	285,600	11,763,864

Building Products — 0.8%
Lennox International, Inc. (2)	72,500	6,072,600

Human Resource & Employment Services — 1.0%
On Assignment, Inc. (1)	283,600	8,383,216

Industrial Machinery — 2.6%
Actuant Corp., Class A (2)	200,500	6,762,865
Barnes Group, Inc.	230,580	7,895,059
TriMas Corp. (1)(2)	188,285	5,968,635

		20,626,559

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Research & Consulting Services — 4.2%
Acacia Research Corp. (2)	1,510,413	$26,870,247
Advisory Board Co. (1)(2)	135,508	6,721,197

		33,591,444

Security & Alarm Services — 1.3%
MiX Telematics, Ltd., ADR (1)(2)	1,164,929	10,507,659

Trading Companies & Distributors — 0.9%
Watsco, Inc.	77,165	7,136,991

Total Industrials		98,082,333

Information Technology — 18.1%

Application Software — 2.7%
Aspen Technology, Inc. (1)(2)	260,909	10,720,751
Manhattan Associates, Inc. (1)	245,099	7,078,459
Tangoe, Inc. (1)(2)	269,031	3,744,911

		21,544,121

Communications Equipment — 3.4%
Aruba Networks, Inc. (1)(2)	445,082	9,502,501
CalAmp Corp. (1)(2)	489,517	9,437,888
Ruckus Wireless, Inc. (1)(2)	588,643	8,188,024

		27,128,413

Consulting & Other Services — 0.8%
Virtusa Corp. (1)(2)	173,571	5,910,093

Data Processing & Outsourced Services — 2.6%
Cardtronics, Inc. (1)(2)	351,927	12,493,409
MAXIMUS, Inc. (2)	202,500	8,343,000

		20,836,409

Internet Software & Services — 4.6%
Cornerstone OnDemand, Inc. (1)(2)	127,234	4,763,641
Criteo SA, ADR (1)(2)	292,812	10,995,091
Internap Network Services Corp. (1)(2)	695,987	4,760,551
LogMeIn, Inc. (1)(2)	141,500	5,982,620
Marin Software, Inc. (1)(2)	1,204,390	10,056,656

		36,558,559

Semiconductors — 0.6%
Microsemi Corp. (1)(2)	184,900	4,925,736

Systems Software — 2.7%
FleetMatics Group PLC (1)(2)	272,677	8,949,259
Proofpoint, Inc. (1)(2)	230,052	9,174,474
Rubicon Project, Inc. (1)(2)	341,575	3,326,940

		21,450,673

Technology Distributors — 0.7%
SYNNEX Corp. (1)(2)	81,800	5,704,732

Total Information Technology		144,058,736

Materials — 1.1%

Steel — 1.1%
Walter Energy, Inc. (2)	1,520,055	8,497,108

Telecommunication Services — 4.0%

Alternative Carriers — 4.0%
8x8, Inc. (1)(2)	632,200	4,912,194
inContact, Inc. (1)(2)	2,948,284	27,006,281

Total Telecommunication Services		31,918,475

Total Common Stocks (identified cost $682,538,049)		773,588,403

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Growth Fund (continued)

Description	Shares	Value
Short-Term Investments — 49.9%

Collateral Pool Investments for Securities on Loan — 47.4%
Collateral pool allocation (12)		$377,014,080

Mutual Funds — 2.5%
BMO Prime Money Market Fund, Class I, 0.010% (10)	19,470,988	19,470,988

Total Short-Term Investments (identified cost $396,485,068)		396,485,068

Total Investments — 147.2% (identified cost $1,079,023,117)		1,170,073,471
Other Assets and Liabilities — (47.2)%		(374,992,884)

Total Net Assets — 100.0%		$795,080,587

Micro-Cap Fund

Description	Shares	Value
Common Stocks — 98.1%

Consumer Discretionary — 10.7%

Auto Parts & Equipment — 3.3%
Shiloh Industries, Inc. (1)	1,102	$18,414
Standard Motor Products, Inc.	613	23,055
Strattec Security Corp.	320	25,677
Tower International, Inc. (1)	885	29,674

		96,820

Automobile Manufacturers — 0.9%
Winnebago Industries, Inc. (1)	1,086	26,857

Casinos & Gaming — 0.5%
Monarch Casino & Resort, Inc. (1)	1,249	15,887

Distributors — 0.5%
Weyco Group, Inc.	518	13,970

Education Services — 0.4%
National American University Holdings, Inc.	3,925	12,325

Home Furnishings — 1.0%
Flexsteel Industries, Inc.	856	29,994

Homefurnishing Retail — 0.9%
Haverty Furniture Cos., Inc.	1,107	25,760

Internet Retail — 0.6%
1-800-Flowers.com, Inc., Class A (1)	3,095	15,939

Leisure Products — 0.5%
Escalade, Inc.	1,019	14,735

Publishing — 0.7%
New Media Investment Group, Inc.	1,246	21,768

Restaurants — 1.4%
Carrols Restaurant Group, Inc. (1)	3,408	24,844
Einstein Noah Restaurant Group, Inc.	1,212	17,247

		42,091

Total Consumer Discretionary		316,146

Consumer Staples — 0.9%

Food Retail — 0.4%
Roundy’s, Inc.	3,201	11,972

Personal Products — 0.5%
Nutraceutical International Corp. (1)	588	14,253

Total Consumer Staples		26,225

Description	Shares	Value
Common Stocks (continued)

Energy — 6.9%

Oil & Gas-Equipment & Services — 2.8%
Dawson Geophysical Co.	861	$19,476
Enservco Corp. (1)	6,641	20,321
Matrix Service Co. (1)	796	22,455
Natural Gas Services Group, Inc. (1)	713	21,162

		83,414

Oil & Gas-Exploration & Production — 2.5%
Abraxas Petroleum Corp. (1)	4,811	28,433
Earthstone Energy, Inc. (1)	405	14,479
Warren Resources, Inc. (1)	5,013	32,334

		75,246

Oil & Gas-Refining & Marketing — 1.6%
Renewable Energy Group, Inc. (1)	2,206	26,825
Vertex Energy, Inc. (1)	2,114	19,723

		46,548

Total Energy		205,208

Financials — 23.7%

Asset Management & Custody Banks — 1.5%
Manning & Napier, Inc.	1,373	25,497
Westwood Holdings Group, Inc.	334	19,906

		45,403

Diversified REIT’s — 0.7%
Whitestone	1,451	22,055

Industrial REIT’s — 0.7%
Terreno Realty Corp.	1,030	20,847

Investment Banking & Brokerage — 0.6%
Cowen Group, Inc., Class A (1)	4,489	18,360

Mortgage REIT’s — 1.0%
Apollo Commercial Real Estate Finance, Inc.	832	13,994
Ares Commercial Real Estate Corp.	1,159	14,592

		28,586

Office REIT’s — 0.9%
CyrusOne, Inc.	981	25,546

Property & Casualty Insurance — 3.3%
AMERISAFE, Inc.	618	23,317
Hallmark Financial Services, Inc. (1)	2,043	19,511
HCI Group, Inc.	780	32,846
United Insurance Holdings Corp.	1,257	20,288

		95,962

Regional Banks — 12.1%
Ameris Bancorp	1,198	27,422
Bank of Marin Bancorp	367	17,943
BNC Bancorp	882	14,976
ConnectOne Bancorp, Inc.	650	12,597
Customers Bancorp, Inc. (1)	1,438	26,718
Eagle Bancorp, Inc. (1)	798	26,757
First Busey Corp.	2,945	16,934
German American Bancorp, Inc.	682	18,475
HomeTrust Bancshares, Inc. (1)	1,450	21,866
Independent Bank Corp.	2,199	26,696
Metro Bancorp, Inc. (1)	1,053	24,493
Monarch Financial Holdings, Inc.	962	12,169
Pinnacle Financial Partners, Inc.	639	22,915
Renasant Corp.	850	24,590
TowneBank/Portsmouth	1,364	19,996
Trico Bancshares	1,057	23,624
United Community Banks, Inc.	1,187	20,132

		358,303

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Micro-Cap Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Reinsurance — 0.8%
Maiden Holdings, Ltd.	1,889	$22,970

Residential REIT’s — 0.6%
Preferred Apartment Communities, Inc., Class A	1,922	16,760

Thrifts & Mortgage Finance — 1.5%
Heritage Financial Group, Inc.	872	17,876
WSFS Financial Corp.	342	25,513

		43,389

Total Financials		698,181

Healthcare — 20.8%

Biotechnology — 6.4%
AMAG Pharmaceuticals, Inc. (1)	1,082	24,486
BioSpecifics Technologies Corp. (1)	840	26,275
Bluebird Bio, Inc. (1)	411	16,444
Geron Corp. (1)	4,709	11,207
LipoScience, Inc. (1)	2,447	6,974
MiMedx Group, Inc. (1)	1,944	13,686
NeoGenomics, Inc. (1)	4,792	25,541
OvaScience, Inc. (1)	1,644	22,211
Repligen Corp. (1)	1,217	23,196
Retrophin, Inc. (1)	1,369	18,728

		188,748

Healthcare Equipment — 2.7%
AngioDynamics, Inc. (1)	1,365	19,260
Exactech, Inc. (1)	743	17,743
Fonar Corp. (1)	2,134	26,078
SurModics, Inc. (1)	784	16,009

		79,090

Healthcare Facilities — 0.8%
U.S. Physical Therapy, Inc.	694	24,776

Healthcare Services — 2.7%
AMN Healthcare Services, Inc. (1)	2,519	38,087
RadNet, Inc. (1)	6,242	41,697

		79,784

Healthcare Supplies — 1.7%
Anika Therapeutics, Inc. (1)	640	26,880
Spectranetics Corp. (1)	855	24,265

		51,145

Healthcare Technology — 1.9%
Icad, Inc. (1)	2,365	24,951
Omnicell, Inc. (1)	1,070	30,120

		55,071

Life Sciences Tools & Services — 0.9%
Albany Molecular Research, Inc. (1)	1,284	25,423

Pharmaceuticals — 3.7%
Alexza Pharmaceuticals, Inc. (1)	2,648	9,268
Hyperion Therapeutics, Inc. (1)	795	20,559
Insys Therapeutics, Inc. (1)	532	18,790
Omega Protein Corp. (1)	1,147	17,285
Sagent Pharmaceuticals, Inc. (1)	1,097	30,519
Sucampo Pharmaceuticals, Inc., Class A (1)	1,916	13,201

		109,622

Total Healthcare		613,659

Description	Shares	Value
Common Stocks (continued)

Industrials — 13.5%

Air Freight & Logistics — 0.6%
Park-Ohio Holdings Corp.	303	$17,586

Building Products — 2.4%
American Woodmark Corp. (1)	618	24,238
Patrick Industries, Inc. (1)	687	28,641
PGT, Inc. (1)	1,619	16,918

		69,797

Commercial Printing — 1.5%
Courier Corp.	1,408	18,980
Multi-Color Corp.	530	24,581

		43,561

Construction Machinery & Heavy Trucks — 0.8%
Wabash National Corp. (1)	1,768	24,999

Electrical Components & Equipment — 0.7%
Allied Motion Technologies, Inc.	1,299	21,239

Human Resource & Employment Services — 1.3%
CTPartners Executive Search, Inc. (1)	2,107	37,821

Industrial Machinery — 2.0%
ARC Group Worldwide, Inc. (1)	1,007	20,100
Columbus McKinnon Corp.	986	24,709
The Eastern Co.	832	13,112

		57,921

Office Services & Supplies — 0.9%
ARC Document Solutions, Inc. (1)	3,283	26,658

Research & Consulting Services — 1.9%
Franklin Covey Co. (1)	745	14,207
ICF International, Inc. (1)	703	23,747
RPX Corp. (1)	1,271	19,307

		57,261

Trucking — 1.4%
Celadon Group, Inc.	895	18,741
PAM Transportation Services, Inc. (1)	620	22,767

		41,508

Total Industrials		398,351

Information Technology — 14.7%

Application Software — 1.4%
Callidus Software, Inc. (1)	1,687	19,367
Epiq Systems, Inc.	1,442	20,981

		40,348

Communications Equipment — 1.3%
CalAmp Corp. (1)	774	14,923
ShoreTel, Inc. (1)	3,600	24,120

		39,043

Computer Storage & Peripherals — 0.5%
Immersion Corp. (1)	1,520	15,929

Consulting & Other Services — 1.6%
Lionbridge Technologies, Inc. (1)	3,600	16,704
Virtusa Corp. (1)	867	29,521

		46,225

Data Processing & Outsourced Services — 0.6%
Information Services Group, Inc. (1)	4,550	19,337

Electronic Equipment & Instruments — 1.6%
Iteris, Inc. (1)	6,526	11,355
Mesa Laboratories, Inc.	238	16,946
MOCON, Inc.	811	12,733
NAPCO Security Technologies, Inc. (1)	1,594	7,922

		48,956

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Micro-Cap Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Electronic Manufacturing Services — 0.7%
Elecsys Corp. (1)	1,318	$20,047

Internet Software & Services — 3.9%
Brightcove, Inc. (1)	2,092	12,719
Carbonite, Inc. (1)	1,509	16,086
IntraLinks Holdings, Inc. (1)	1,996	15,689
Perficient, Inc. (1)	1,216	20,939
Reis, Inc.	605	14,351
Support.com, Inc. (1)	4,573	11,021
XO Group, Inc. (1)	2,036	23,841

		114,646

Semiconductor Equipment — 0.8%
Cascade Microtech, Inc. (1)	2,080	22,880

Semiconductors — 1.6%
MaxLinear, Inc., Class A (1)	2,858	26,494
Silicon Image, Inc. (1)	3,919	19,830

		46,324

Technology Distributors — 0.7%
PC Connection, Inc.	901	20,435

Total Information Technology		434,170

Materials — 3.6%

Diversified Chemicals — 1.4%
Penford Corp. (1)	1,608	21,901
Trecora Resources (1)	1,403	18,436

		40,337

Specialty Chemicals — 2.2%
Chase Corp.	558	19,809
Landec Corp. (1)	2,136	28,046
Zep, Inc.	1,053	16,721

		64,576

Total Materials		104,913

Telecommunication Services — 2.2%

Integrated Telecommunication Services — 2.2%
General Communication, Inc., Class A (1)	1,692	19,018
Hawaiian Telcom Holdco, Inc. (1)	693	19,058
Premiere Global Services, Inc. (1)	2,090	27,525

Total Telecommunication Services		65,601

Utilities — 1.1%

Water Utilities — 1.1%
Middlesex Water Co.	888	18,231
York Water Co.	695	14,025

Total Utilities		32,256

Total Common Stocks (identified cost $2,607,042)		2,894,710

Short-Term Investments — 1.5%

Mutual Funds — 1.5%
BMO Prime Money Market Fund, Class I, 0.010% (10)	43,685	43,685

Total Short-Term Investments (identified cost $43,685)		43,685

Total Investments — 99.6% (identified cost $2,650,727)		2,938,395
Other Assets and Liabilities — 0.4%		12,932

Total Net Assets — 100.0%		$2,951,327

Global Low Volatility Equity Fund

Description	Shares	Value
Common Stocks — 97.4%

Austria — 0.6%
EVN AG	533	$7,214
Oesterreichische Post AG	330	15,449

		22,663

Bermuda — 2.0%
APT Satellite Holdings, Ltd.	11,000	16,181
Everest Re Group, Ltd. (2)	404	66,191

		82,372

Canada — 9.9%
Artis Real Estate Investment Trust	705	10,323
BCE, Inc.	1,120	50,422
Canadian Tire Corp., Ltd., Class A	139	14,359
Cogeco Cable, Inc.	101	5,824
Dollarama, Inc.	868	73,899
Emera, Inc.	519	16,411
Enbridge Income Fund Holdings, Inc.	1,075	31,954
First Capital Realty, Inc.	1,991	35,378
Genworth MI Canada, Inc. (2)	1,930	68,339
High Liner Foods, Inc.	290	5,694
Laurentian Bank of Canada	875	40,052
Medical Facilities Corp.	462	7,546
Metro, Inc.	85	5,511
National Bank of Canada	219	10,536
North West Co., Inc.	552	12,509
Parkland Fuel Corp. (2)	732	13,916

		402,673

China — 0.6%
PetroChina Co., Ltd., Class H	16,000	22,710

France — 0.3%
Boiron SA	82	7,171
Societe d’Edition de Canal +	833	6,502

		13,673

Germany — 0.8%
Fresenius SE & Co. KGaA	672	32,785

Guernsey — 2.0%
Amdocs, Ltd. (2)	1,735	81,718

Hong Kong — 6.2%
China Mobile, Ltd.	2,500	31,048
CLP Holdings, Ltd.	8,000	67,716
PCCW, Ltd.	99,000	63,487
Power Assets Holdings, Ltd.	2,500	22,774
Television Broadcasts, Ltd. (2)	7,300	46,013
Vitasoy International Holdings, Ltd.	10,000	12,619
VTech Holdings, Ltd.	800	9,807

		253,464

Israel — 2.6%
Cellcom Israel, Ltd.	1,038	12,156
Elbit Systems, Ltd.	137	8,152
Ituran Location and Control, Ltd.	410	8,979
Teva Pharmaceutical Industries, Ltd., ADR	1,481	77,782

		107,069

Italy — 0.2%
Engineering SpA	134	6,837

Japan — 7.1%
Benesse Holdings, Inc.	1,200	42,501
Canon Electronics, Inc.	1,600	30,448
Capcom Co., Ltd. (2)	500	9,179
Duskin Co., Ltd.	1,600	28,388

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Global Low Volatility Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Kato Sangyo Co., Ltd.	600	$13,079
Megmilk Snow Brand Co., Ltd.	2,000	26,258
Morinaga & Co., Ltd./Japan	5,000	10,620
Morinaga Milk Industry Co., Ltd.	8,000	27,911
Nippon Telegraph & Telephone Corp.	600	40,252
Nisshin Oillio Group, Ltd.	5,000	17,637
Noevir Holdings Co., Ltd.	500	10,250
Okinawa Cellular Telephone Co.	300	8,373
Sakata Seed Corp.	1,100	14,632
TOKAI Holdings Corp.	1,600	7,950

		287,478

Malaysia — 4.8%
Petronas Chemicals Group Bhd	8,700	17,389
Public Bank Bhd	10,700	65,449
Sime Darby Bhd	9,603	28,821
Telekom Malaysia Bhd	37,700	76,070
Tenaga Nasional Bhd	1,600	6,284

		194,013

Netherlands — 0.4%
Amsterdam Commodities NV	410	9,616
Sligro Food Group NV	150	5,927

		15,543

New Zealand — 5.1%
Air New Zealand, Ltd.	26,101	47,922
Argosy Property, Ltd.	19,915	16,991
Ebos Group, Ltd.	1,256	10,044
Fisher & Paykel Healthcare Corp., Ltd.	17,920	76,745
Infratil, Ltd.	7,259	14,663
Kiwi Income Property Trust	11,115	11,110
Ryman Healthcare, Ltd.	4,197	28,295
Summerset Group Holdings, Ltd.	1,671	4,179

		209,949

Portugal — 0.3%
REN—Redes Energeticas Nacionais SGPS SA	3,269	11,662

Singapore — 5.4%
CDL Hospitality Trusts (2)	8,000	10,568
Frasers Centrepoint Trust	17,000	27,221
Hutchison Port Holdings Trust, Class U	25,000	18,000
Raffles Medical Group, Ltd. (2)	5,000	15,932
Religare Health Trust	25,000	18,314
Sembcorp Industries, Ltd.	6,000	24,595
Sheng Siong Group, Ltd.	14,000	7,846
Singapore Airlines, Ltd.	3,000	24,258
Singapore Post, Ltd.	31,000	42,813
Venture Corp., Ltd.	5,000	32,144

		221,691

South Korea — 1.8%
GS Home Shopping, Inc.	77	21,491
KT&G Corp.	573	53,630

		75,121

Switzerland — 2.0%
Intershop Holding AG	19	7,394
Metall Zug AG	3	8,369
Novartis AG	585	52,475
Siegfried Holding AG	82	14,246

		82,484

Description	Shares	Value
Common Stocks (continued)

Taiwan — 4.8%
Chunghwa Telecom Co., Ltd.	24,000	$74,592
Gigabyte Technology Co., Ltd.	11,000	14,684
Shinkong Synthetic Fibers Corp.	46,000	16,928
Taichung Commercial Bank Co., Ltd.	49,755	17,395
Taiwan Secom Co., Ltd.	5,075	14,415
Tung Ho Steel Enterprise Corp.	8,000	6,718
Uni-President Enterprises Corp.	8,180	14,969
Wowprime Corp.	3,030	36,848

		196,549

United Kingdom — 6.4%
AstraZeneca PLC	493	37,379
BP PLC	9,410	75,243
Centrica PLC	2,100	11,135
Greggs PLC	3,092	28,079
Next PLC	476	56,067
Royal Dutch Shell PLC, B Shares	868	36,681
Synergy Health PLC	688	17,133

		261,717

United States — 34.1%
American Capital Mortgage Investment Corp. (2)	2,232	45,935
American Electric Power Co., Inc.	341	18,312
Ameriprise Financial, Inc. (2)	228	28,673
AmerisourceBergen Corp.	1,010	78,164
Atrion Corp. (2)	36	11,520
Avista Corp. (2)	1,872	60,765
Cal-Maine Foods, Inc. (2)	257	20,331
Capstead Mortgage Corp. (2)	4,219	55,775
Cintas Corp. (2)	829	54,830
Cyberonics, Inc. (1)(2)	380	21,808
Dr. Pepper Snapple Group, Inc. (2)	1,411	88,780
Edison International	276	16,323
Entergy Corp. (2)	194	15,018
Exelon Corp. (2)	2,262	75,596
Forrester Research, Inc. (2)	541	21,023
General Mills, Inc. (2)	1,193	63,682
Humana, Inc. (2)	654	84,196
ICU Medical, Inc. (1)(2)	164	10,265
Johnson & Johnson	293	30,393
Kohl’s Corp. (2)	191	11,229
Laboratory Corporation of America Holdings (1)(2)	660	70,772
Magellan Health, Inc. (1)(2)	1,080	60,329
McKesson Corp. (2)	425	82,888
Merck & Co., Inc. (2)	1,349	81,088
Navigators Group, Inc. (1)(2)	246	15,806
NetApp, Inc.	694	29,259
Northfield Bancorp, Inc. (2)	2,111	27,675
PepsiCo, Inc.	803	74,269
Pfizer, Inc. (2)	934	27,450
Portland General Electric Co. (2)	1,229	42,364
Wal-Mart Stores, Inc. (2)	867	65,458

		1,389,976

Total Common Stocks (identified cost $3,774,233)		3,972,147

Preferred Stocks — 0.2%

Japan — 0.2%
Shinkin Central Bank	3	5,827

Total Preferred Stocks (identified cost $5,835)		5,827

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Global Low Volatility Equity Fund (continued)

Description	Shares	Value
Short-Term Investments — 28.7%

Collateral Investment for Securities on Loan — 26.7%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.150% (12)		$1,087,904

Mutual Funds — 2.0%
State Street Institutional Liquid Reserves Fund, 0.080%	82,449	82,449

Total Short-Term Investments (identified cost $1,170,353)		1,170,353

Total Investments — 126.3% (identified cost $4,950,421)		5,148,327
Other Assets and Liabilities — (26.3)%		(1,070,781)

Total Net Assets — 100.0%		$4,077,546

Industry Allocation
Industry	Value	% of Total Net Assets
Aerospace/Defense	$8,152	0.2%
Agriculture	68,262	1.7
Airlines	72,180	1.8
Banks	133,432	3.3
Beverages	175,669	4.3
Chemicals	31,636	0.8
Commercial Services	161,157	4.0
Computers	43,943	1.1
Cosmetics/Personal Care	10,250	0.2
Diversified Financial Services	28,673	0.7
Diversified Holding Companies	37,190	0.9
Electric	375,100	9.2
Electronics	41,123	1.0
Engineering & Construction	24,595	0.6
Food	298,671	7.3
Gas	43,090	1.1
Healthcare-Products	130,381	3.2
Healthcare-Services	321,167	7.9
Home Furnishings	30,448	0.7
Insurance	150,336	3.7
Internet	6,837	0.2
Iron/Steel	6,718	0.2
Media	58,339	1.4
Oil & Gas	156,500	3.8
Pharmaceuticals	474,791	11.6
Real Estate	78,076	1.9
Real Estate Investment Trusts	160,931	3.9
Retail	250,350	6.1
Savings & Loans	27,675	0.7
Software	9,179	0.2
Telecommunications	464,106	11.4
Textiles	16,928	0.4
Transportation	76,262	1.9

Total Common Stocks	3,972,147	97.4
Preferred Stocks	5,827	0.2
Collateral Investment for Securities on Loan	1,087,904	26.7
Mutual Funds	82,449	2.0

Total Investments	5,148,327	126.3
Other Assets and Liabilities	(1,070,781)	(26.3)

Total Net Assets	$4,077,546	100.0%

Pyrford Global Equity Fund

Description	Shares	Value
Common Stocks — 95.8%

Australia — 8.4%
Brambles, Ltd.	2,354	$20,886
Computershare, Ltd.	1,616	18,594
Newcrest Mining, Ltd. (1)	751	7,940
QBE Insurance Group, Ltd.	994	10,694
Rio Tinto, Ltd.	115	6,727
Telstra Corp., Ltd. (2)	906	4,704
Woodside Petroleum, Ltd.	401	15,992
Woolworths, Ltd.	452	15,265

		100,802

Belgium — 1.2%
Colruyt SA	307	14,643

Canada — 3.8%
Imperial Oil, Ltd. (2)	512	27,246
Metro, Inc.	279	18,087

		45,333

France — 4.3%
Air Liquide SA	128	16,355
Sanofi	150	16,457
Total SA	278	18,333

		51,145

Germany — 1.2%
SAP AG	183	14,235

Hong Kong — 7.3%
ASM Pacific Technology, Ltd.	1,600	16,609
China Mobile, Ltd.	1,500	18,629
CNOOC, Ltd.	11,000	22,085
Power Assets Holdings, Ltd.	1,500	13,665
VTech Holdings, Ltd.	1,300	15,935

		86,923

Israel — 0.9%
Bezeq Israeli Telecommunication Corp., Ltd.	2,298	4,343
Teva Pharmaceutical Industries, Ltd.	129	6,720

		11,063

Japan — 3.8%
KDDI Corp.	100	5,766
Makita Corp.	100	5,584
Mitsubishi Electric Corp.	1,000	12,514
Nihon Kohden Corp.	100	5,536
Sumitomo Rubber Industries, Ltd.	600	8,569
Toyota Tsusho Corp.	300	7,915

		45,884

Malaysia — 5.7%
Axiata Group Bhd	12,600	27,702
Lafarge Malaysia Bhd	2,100	6,796
Magnum Bhd	5,800	5,649
Malayan Banking Bhd	8,723	27,951

		68,098

Netherlands — 2.0%
Reed Elsevier NV	489	11,148
Unilever NV	293	12,179

		23,327

Norway — 0.8%
Telenor ASA	392	8,987

Singapore — 4.7%
ComfortDelGro Corp., Ltd.	7,000	14,067
Sembcorp Industries, Ltd.	2,000	8,198
Singapore Technologies Engineering, Ltd.	3,000	8,790
United Overseas Bank, Ltd.	1,000	18,358

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Pyrford Global Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Singapore (continued)
Venture Corp., Ltd.	1,000	$6,429

		55,842

Sweden — 2.2%
Assa Abloy AB, Class B	202	10,205
Atlas Copco AB, A Shares	356	10,366
Svenska Cellulosa AB SCA, B Shares	217	5,216

		25,787

Switzerland — 10.0%
Givaudan SA	3	4,980
Nestle SA	390	30,268
Novartis AG	273	24,488
Panalpina Welttransport Holding AG	49	6,955
Roche Holding AG	95	27,702
Schindler Holding AG	41	5,926
Syngenta AG	16	5,743
Zurich Insurance Group AG (1)	42	12,672

		118,734

Taiwan — 3.5%
Advantech Co., Ltd.	1,000	9,384
Chunghwa Telecom Co., Ltd.	5,000	15,540
MediaTek, Inc.	1,000	16,711

		41,635

United Kingdom — 7.3%
BP PLC	1,501	12,002
British American Tobacco PLC	216	12,743
GlaxoSmithKline PLC	633	15,495
Legal & General Group PLC	2,792	11,203
Royal Dutch Shell PLC, A Shares	395	15,952
SSE PLC	432	10,887
Vodafone Group PLC	2,736	9,391

		87,673

United States — 28.7%
Altria Group, Inc. (2)	526	22,660
Automatic Data Processing, Inc. (2)	203	16,946
C.H. Robinson Worldwide, Inc. (2)	379	25,871
Coach, Inc. (2)	594	21,877
Exxon Mobil Corp.	501	49,829
General Dynamics Corp. (2)	231	28,471
Home Depot, Inc. (2)	334	31,229
Linear Technology Corp. (2)	571	25,758
McDonald’s Corp. (2)	262	24,555
Microsoft Corp. (2)	816	37,071
Philip Morris International, Inc. (2)	382	32,692
T. Rowe Price Group, Inc. (2)	320	25,918

		342,877

Total Common Stocks (identified cost $1,089,249)		1,142,988

Short-Term Investments — 26.8%

Collateral Investment for Securities on Loan — 24.8%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.150% (12)		296,030

Mutual Funds — 2.0%
State Street Institutional Liquid Reserves Fund, 0.080%	23,348	23,348

Total Short-Term Investments (identified cost $319,378)		319,378

Total Investments — 122.6% (identified cost $1,408,627)		1,462,366
Other Assets and Liabilities — (22.6)%		(269,206)

Total Net Assets — 100.0%		$1,193,160

Industry Allocation
Industry	Value	% of Total Net Assets
Aerospace/Defense	$28,471	2.4%
Agriculture	68,094	5.7
Auto Parts & Equipment	8,569	0.7
Banks	46,309	3.9
Building Materials	6,796	0.6
Chemicals	27,077	2.3
Commercial Services	37,832	3.2
Computers	27,978	2.3
Distribution/Wholesale	7,915	0.7
Diversified Financial Services	25,918	2.2
Diversified Holding Companies	5,649	0.5
Electric	24,551	2.1
Electronics	6,429	0.5
Engineering & Construction	16,989	1.4
Food	90,442	7.6
Forest Products & Paper	5,216	0.4
Hand/Machine Tools	11,511	1.0
Healthcare-Products	5,536	0.5
Insurance	34,570	2.9
Machinery-Construction & Mining	22,879	1.9
Media	11,148	0.9
Metal Fabricate/Hardware	10,205	0.9
Mining	14,667	1.2
Oil & Gas	161,439	13.5
Pharmaceuticals	90,862	7.6
Retail	77,661	6.5
Semiconductors	59,078	4.9
Software	51,306	4.3
Telecommunications	110,999	9.3
Transportation	46,892	3.9

Total Common Stocks	1,142,988	95.8
Collateral Investment for Securities on Loan	296,030	24.8
Mutual Funds	23,348	2.0

Total Investments	1,462,366	122.6
Other Assets and Liabilities	(269,206)	(22.6)

Total Net Assets	$1,193,160	100.0%

Pyrford Global Strategic Return Fund

Description	Shares	Value
Common Stocks — 25.3%

Australia — 0.9%
Brambles, Ltd.	6,339	$56,243
Computershare, Ltd.	4,631	53,286
Woodside Petroleum, Ltd.	1,335	53,239

		162,768

Belgium — 0.1%
Colruyt SA	494	23,562

Canada — 1.0%
Imperial Oil, Ltd. (2)	2,007	106,801
Metro, Inc. (2)	1,156	74,944

		181,745

France — 0.6%
Air Liquide SA	274	35,009
Sanofi	357	39,168
Total SA	566	37,326

		111,503

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Pyrford Global Strategic Return Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Germany — 0.2%
SAP AG	408	$31,736

Hong Kong — 2.9%
ASM Pacific Technology, Ltd.	9,900	102,768
China Mobile, Ltd.	13,000	161,451
CNOOC, Ltd.	77,000	154,595
VTech Holdings, Ltd. (2)	8,300	101,741

		520,555

Israel — 0.5%
Bezeq Israeli Telecommunication Corp., Ltd.	20,689	39,103
Teva Pharmaceutical Industries, Ltd.	1,037	54,019

		93,122

Japan — 0.8%
KDDI Corp.	800	46,126
Makita Corp.	900	50,257
Sumitomo Rubber Industries, Ltd.	3,700	52,845

		149,228

Malaysia — 1.4%
Axiata Group Bhd	56,300	123,781
Malayan Banking Bhd	39,463	126,452

		250,233

Netherlands — 0.3%
Reed Elsevier NV	1,169	26,650
Unilever NV	614	25,522

		52,172

Norway — 0.4%
Telenor ASA	3,442	78,914

Singapore — 1.3%
ComfortDelGro Corp., Ltd.	46,000	92,438
Sembcorp Industries, Ltd.	15,000	61,487
United Overseas Bank, Ltd.	4,000	73,432

		227,357

Sweden — 0.9%
Assa Abloy AB, Class B	1,383	69,870
Atlas Copco AB, A Shares	2,380	69,296
Svenska Cellulosa AB SCA, B Shares	1,234	29,662

		168,828

Switzerland — 1.5%
Nestle SA	1,039	80,637
Novartis AG	740	66,379
Roche Holding AG	252	73,482
Syngenta AG	50	17,946
Zurich Insurance Group AG (1)	90	27,155

		265,599

Taiwan — 1.0%
Advantech Co., Ltd.	6,600	61,936
Chunghwa Telecom Co., Ltd.	40,000	124,320

		186,256

United Kingdom — 1.1%
BP PLC	3,255	26,028
British American Tobacco PLC	465	27,432
GlaxoSmithKline PLC	1,266	30,990
Legal & General Group PLC	6,455	25,901
Royal Dutch Shell PLC, A Shares	843	34,044
SSE PLC	929	23,412
Vodafone Group PLC	6,338	21,754

		189,561

Description	Shares or Principal Amount	Value
Common Stocks (continued)

United States — 10.4%
Altria Group, Inc. (2)	2,930	$126,224
Automatic Data Processing, Inc. (2)	1,221	101,929
C.H. Robinson Worldwide, Inc. (2)	1,730	118,090
Coach, Inc. (2)	3,450	127,064
Exxon Mobil Corp. (2)	2,709	269,437
General Dynamics Corp. (2)	1,201	148,023
Home Depot, Inc. (2)	1,707	159,605
Linear Technology Corp. (2)	3,299	148,818
McDonald’s Corp.	1,560	146,203
Microsoft Corp. (2)	4,042	183,628
Philip Morris International, Inc. (2)	2,107	180,317
T. Rowe Price Group, Inc. (2)	1,920	155,510

		1,864,848

Total Common Stocks (identified cost $3,627,522)		4,557,987

International Bonds — 29.0%

Canada — 11.3%
Canadian Government Bond, 4.000%, 6/1/2016 (11)	$2,096,000	2,024,000

Germany — 8.8%
Bundesobligation, 2.000%, 2/26/2016 (11)	386,400	522,828
Bundesrepublik Deutschland:
3.500%, 1/4/2016 (11)	374,400	515,040
3.750%, 1/4/2015 (11)	410,900	546,761

		1,584,629

United Kingdom — 8.9%
United Kingdom Treasury Bond:
4.750%, 9/7/2015 (11)	356,400	616,867
8.000%, 12/7/2015 (11)	545,100	990,354

		1,607,221

Total International Bonds (identified cost $5,173,339)		5,215,850

U.S. Government & U.S. Government Agency Obligations — 41.1%

U.S. Treasury Bonds & Notes — 41.1%
1.250%, 8/31/2015 (2)	742,800	751,214
1.375%, 11/30/2015	742,600	753,449
1.375%, 9/30/2018	1,518,800	1,516,605
3.125%, 10/31/2016	1,427,800	1,505,325
5.125%, 5/15/2016	1,244,000	1,343,520
7.250%, 5/15/2016 (2)	1,381,600	1,541,888

Total U.S. Government & U.S. Government Agency Obligations (identified cost $7,409,280)		7,412,001

Short-Term Investments — 25.8%

Collateral Investment for Securities on Loan — 23.4%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.150% (12)		4,223,179

Mutual Funds — 2.4%
State Street Institutional Liquid Reserves Fund, 0.080%	430,580	430,580

Total Short-Term Investments (identified cost $4,653,759)		4,653,759

Total Investments — 121.2% (identified cost $20,863,900)		21,839,597
Other Assets and Liabilities — (21.2)%		(3,815,424)

Total Net Assets — 100.0%		$18,024,173

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Pyrford Global Strategic Return Fund (continued)

Industry Allocation
Industry	Value	% of Total Net Assets
Aerospace/Defense	$148,023	0.8%
Agriculture	333,973	1.8
Auto Parts & Equipment	52,844	0.3
Banks	199,884	1.1
Chemicals	52,954	0.3
Commercial Services	158,172	0.9
Computers	115,222	0.6
Diversified Financial Services	155,510	0.9
Electric	23,412	0.1
Engineering & Construction	61,487	0.3
Food	204,665	1.1
Forest Products & Paper	29,661	0.2
Hand/Machine Tools	50,257	0.3
Insurance	53,057	0.3
Machinery-Construction & Mining	69,296	0.4
Media	26,650	0.1
Metal Fabricate/Hardware	69,870	0.4
Oil & Gas	681,470	3.8
Pharmaceuticals	264,038	1.5
Retail	432,871	2.4
Semiconductors	251,586	1.4
Software	215,365	1.2
Telecommunications	697,192	3.9
Transportation	210,528	1.2

Total Common Stocks	4,557,987	25.3
International Bonds	5,215,850	29.0
U.S. Government & U.S. Government Agency Obligations	7,412,001	41.1
Collateral Investment for Securities on Loan	4,223,179	23.4
Mutual Funds	430,580	2.4

Total Investments	21,839,597	121.2
Other Assets and Liabilities	(3,815,424)	(21.2)

Total Net Assets	$18,024,173	100.0%

Pyrford International Stock Fund

Description	Shares	Value
Common Stocks — 93.5%

Australia — 9.8%
Brambles, Ltd.	770,220	$6,833,797
Computershare, Ltd.	543,727	6,256,267
Newcrest Mining, Ltd. (1)	266,311	2,815,524
QBE Insurance Group, Ltd.	337,904	3,635,545
Rio Tinto, Ltd.	48,907	2,860,732
Telstra Corp., Ltd. (2)	333,697	1,732,809
Woodside Petroleum, Ltd.	141,539	5,644,528
Woolworths, Ltd. (2)	148,479	5,014,379

		34,793,581

Belgium — 2.5%
Belgacom SA (2)	100,996	3,600,914
Colruyt SA	112,267	5,354,730

		8,955,644

Finland — 1.0%
Kone OYJ, Class B	79,656	3,370,181

France — 7.2%
Air Liquide SA	48,419	6,186,423
Legrand SA	61,579	3,403,956

Description	Shares	Value
Common Stocks (continued)

France (continued)
Rubis SCA	39,407	$2,377,166
Sanofi	58,819	6,453,316
Total SA	108,259	7,139,372

		25,560,233

Germany — 5.9%
Adidas AG	33,115	2,481,893
Brenntag AG	78,639	4,161,523
Deutsche Post AG	106,034	3,467,062
GEA Group AG	72,550	3,282,111
SAP AG	65,475	5,093,028
Symrise AG	46,558	2,487,371

		20,972,988

Hong Kong — 7.8%
ASM Pacific Technology, Ltd.	452,100	4,693,060
China Mobile, Ltd.	472,500	5,868,107
CNOOC, Ltd.	3,373,000	6,772,070
Power Assets Holdings, Ltd.	595,500	5,424,778
VTech Holdings, Ltd. (2)	386,200	4,734,034

		27,492,049

Ireland — 1.0%
CRH PLC (2)	153,438	3,544,301

Israel — 1.4%
Bezeq Israeli Telecommunication Corp., Ltd.	1,088,301	2,056,948
Teva Pharmaceutical Industries, Ltd.	54,567	2,842,461

		4,899,409

Japan — 8.2%
KDDI Corp.	85,300	4,918,206
Makita Corp.	67,800	3,786,035
Mitsubishi Electric Corp.	450,000	5,631,217
Nihon Kohden Corp.	78,500	4,345,812
Sumitomo Rubber Industries, Ltd.	408,600	5,835,740
Toyota Tsusho Corp.	177,300	4,677,673

		29,194,683

Malaysia — 4.7%
Axiata Group Bhd	2,933,800	6,450,265
Lafarge Malaysia Bhd	544,900	1,763,319
Magnum Bhd	1,625,800	1,583,504
Malayan Banking Bhd	2,112,462	6,768,993

		16,566,081

Netherlands — 4.1%
Koninklijke Vopak NV	114,167	5,853,379
Reed Elsevier NV	186,711	4,256,457
Unilever NV (2)	107,270	4,458,871

		14,568,707

Norway — 0.9%
Telenor ASA	136,222	3,123,153

Singapore — 4.7%
ComfortDelGro Corp., Ltd.	2,339,000	4,700,284
Sembcorp Industries, Ltd.	671,000	2,750,507
Singapore Technologies Engineering, Ltd.	829,000	2,429,158
United Overseas Bank, Ltd.	224,000	4,112,181
Venture Corp., Ltd.	420,000	2,700,132

		16,692,262

Sweden — 3.3%
Assa Abloy AB, Class B	90,848	4,589,681
Atlas Copco AB, A Shares	157,072	4,573,331
Svenska Cellulosa AB SCA, B Shares	98,861	2,376,313

		11,539,325

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Pyrford International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Switzerland — 12.3%
Givaudan SA	1,243	$2,063,430
Nestle SA	144,604	11,222,738
Novartis AG	100,837	9,045,179
Panalpina Welttransport Holding AG	18,607	2,640,915
Roche Holding AG	35,075	10,227,741
Schindler Holding AG	13,317	1,924,913
Syngenta AG	5,453	1,957,152
Zurich Insurance Group AG (1)	15,053	4,541,889

		43,623,957

Taiwan — 3.0%
Advantech Co., Ltd.	390,400	3,663,612
Chunghwa Telecom Co., Ltd.	1,151,000	3,577,321
MediaTek, Inc.	194,000	3,241,933

		10,482,866

United Kingdom — 15.7%
BP PLC	553,055	4,422,292
British American Tobacco PLC	76,590	4,518,308
British Sky Broadcasting Group PLC	233,310	3,383,325
GlaxoSmithKline PLC	226,404	5,542,126
Legal & General Group PLC	1,237,214	4,964,425
National Grid PLC	296,774	4,429,279
Royal Dutch Shell PLC, A Shares	155,474	6,278,701
Royal Dutch Shell PLC, B Shares	130,290	5,505,942
SSE PLC	176,097	4,437,836
Tesco PLC	956,281	3,650,618
United Utilities Group PLC	276,401	4,024,266
Vodafone Group PLC	1,241,702	4,261,970

		55,419,088

Total Common Stocks (identified cost $286,281,457)		330,798,508

Preferred Stocks — 1.0%

Germany — 1.0%
Fuchs Petrolub SE	84,690	3,478,007

Total Preferred Stocks (identified cost $2,771,235)		3,478,007

Short-Term Investments — 10.6%

Collateral Investment for Securities on Loan — 5.2%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.150% (12)		18,436,040

Mutual Funds — 5.4%
State Street Institutional Liquid Reserves Fund, 0.080%	19,080,162	19,080,162

Total Short-Term Investments (identified cost $37,516,202)		37,516,202

Total Investments — 105.1% (identified cost $326,568,894)		371,792,717
Other Assets and Liabilities — (5.1)%		(17,879,462)

Total Net Assets — 100.0%		$353,913,255

Industry Allocation
Industry	Value	% of Total Net Assets
Agriculture	$4,518,308	1.3%
Apparel	2,481,893	0.7
Auto Parts & Equipment	5,835,740	1.6
Banks	10,881,174	3.1
Building Materials	5,307,620	1.5
Chemicals	16,855,899	4.8
Commercial Services	6,833,797	1.9
Computers	9,919,879	2.8
Distribution/Wholesale	4,677,673	1.3
Diversified Holding Companies	4,865,615	1.4
Electric	9,862,614	2.8
Electrical Components & Equipment	3,403,956	1.0
Electronics	2,700,132	0.8
Engineering & Construction	5,179,665	1.5
Food	29,701,337	8.4
Forest Products & Paper	2,376,313	0.7
Gas	6,806,445	1.9
Hand/Machine Tools	5,710,947	1.6
Healthcare-Products	4,345,812	1.2
Insurance	13,141,859	3.7
Machinery-Construction & Mining	10,204,548	2.9
Machinery-Diversified	3,370,181	1.0
Media	7,639,782	2.2
Metal Fabricate/Hardware	4,589,681	1.3
Mining	5,676,256	1.6
Oil & Gas	35,762,906	10.1
Pharmaceuticals	34,110,822	9.6
Semiconductors	7,934,992	2.2
Software	5,093,028	1.4
Telecommunications	40,323,727	11.4
Transportation	16,661,641	4.7
Water	4,024,266	1.1

Total Common Stocks	330,798,508	93.5
Preferred Stocks	3,478,007	1.0
Collateral Investment for Securities on Loan	18,436,040	5.2
Mutual Funds	19,080,162	5.4

Total Investments	371,792,717	105.1
Other Assets and Liabilities	(17,879,462)	(5.1)

Total Net Assets	$353,913,255	100.0%

Global Natural Resources Fund

Description	Shares	Value
Common Stocks — 101.5%

Australia — 3.3%
BHP Billiton, Ltd., ADR (2)	564	$38,707

Bermuda — 3.4%
Bunge, Ltd. (2)	214	18,115
Knightsbridge Tankers, Ltd. (2)	992	12,162
Nabors Industries, Ltd. (2)	347	9,442

		39,719

Brazil — 7.0%
BRF SA, ADR	1,307	34,845
Cosan SA Industria e Comercio	900	18,696
Marfrig Global Foods SA (1)	8,100	27,500

		81,041

Canada — 36.9%
Agrium, Inc.	156	14,762
Athabasca Oil Corp. (1)	5,949	43,333

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Global Natural Resources Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Canada (continued)
Bankers Petroleum, Ltd. (1)	3,381	$20,523
Barrick Gold Corp.	423	7,779
Bellatrix Exploration, Ltd. (1)	2,633	20,390
Canadian Natural Resources, Ltd.	475	20,703
Canyon Services Group, Inc.	536	8,114
Crew Energy, Inc. (1)	1,146	11,752
Encana Corp.	389	8,959
First Quantum Minerals, Ltd.	688	15,446
Franco-Nevada Corp.	198	11,156
Goldcorp, Inc.	327	9,179
HudBay Minerals, Inc.	2,425	24,533
Husky Energy, Inc. (2)	270	8,219
InterOil Corp. (1)(2)	438	26,565
Keyera Corp.	275	24,194
MEG Energy Corp. (1)	940	33,483
Painted Pony Petroleum, Ltd. (1)	525	7,025
Pembina Pipeline Corp. (2)	202	9,283
Platinum Group Metals, Ltd. (1)	9,831	10,398
Potash Corp. of Saskatchewan, Inc.	336	11,801
Precision Drilling Corp.	998	12,685
ShawCor, Ltd.	245	13,279
Silver Wheaton Corp. (2)	481	12,030
Suncor Energy, Inc.	638	26,215
Trican Well Service, Ltd.	639	9,233
Trilogy Energy Corp.	337	8,951

		429,990

Cyprus — 1.1%
Deep Sea Supply PLC	8,864	13,014

Finland — 0.4%
Outokumpu OYJ (1)	670	5,176

India — 1.6%
Mahindra & Mahindra, Ltd., GDR	819	19,083

Ireland — 0.8%
Weatherford International PLC (1)(2)	397	9,405

Japan — 1.0%
Nippon Steel & Sumitomo Metal Corp.	4,000	11,318

Jersey — 2.0%
Glencore PLC	3,801	22,868

Marshall Islands — 3.1%
Baltic Trading, Ltd. (2)	2,090	12,269
Star Bulk Carriers Corp. (1)	1,703	23,978

		36,247

Mexico — 1.0%
Grupo Mexico SAB de C.V. (2)	3,200	11,660

Netherlands — 0.9%
Schlumberger, Ltd. (2)	98	10,745

Norway — 1.5%
Marine Harvest ASA (2)	1,294	17,506

Peru — 1.1%
Cia de Minas Buenaventura SA, ADR	854	12,434

United Kingdom — 1.1%
Johnson Matthey PLC	252	13,212

United States — 35.3%
Abraxas Petroleum Corp. (1)(2)	1,602	9,468
Andersons, Inc.	657	45,182
Balchem Corp. (2)	318	16,358
Cabot Oil & Gas Corp. (2)	220	7,379
Cameron International Corp. (1)	165	12,264
CF Industries Holdings, Inc. (2)	70	18,037

Description	Shares	Value
Common Stocks (continued)

United States (continued)
Concho Resources, Inc. (1)(2)	114	$16,193
Continental Resources, Inc. (1)(2)	50	8,065
Devon Energy Corp.	112	8,447
E.I. du Pont de Nemours & Co. (2)	154	10,181
EQT Corp.	75	7,430
Halliburton Co. (2)	217	14,671
International Paper Co. (2)	189	9,157
Kirby Corp. (1)	187	22,307
Landec Corp. (1)(2)	766	10,058
Monsanto Co. (2)	305	35,273
Pioneer Natural Resources Co. (2)	70	14,605
Raven Industries, Inc. (2)	293	7,811
Royal Gold, Inc. (2)	234	18,193
S&W Seed Co. (1)(2)	2,086	11,786
Southern Copper Corp. (2)	380	12,468
Stillwater Mining Co. (1)(2)	1,837	34,095
Tyson Foods, Inc., Class A (2)	641	24,396
Valero Energy Corp.	362	19,599
Veritiv Corp. (1)	6	267
Zoetis, Inc.	506	17,933

		411,623

Total Common Stocks (identified cost $1,066,943)		1,183,748

Short-Term Investments — 28.4%

Collateral Investment for Securities on Loan — 26.1%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.150% (12)		304,561

Mutual Funds — 2.3%
State Street Institutional Liquid Reserves Fund, 0.080%	26,847	26,847

Total Short-Term Investments (identified cost $331,408)		331,408

Total Investments — 129.9% (identified cost $1,398,351)		1,515,156
Other Assets and Liabilities — (29.9)%		(349,176)

Total Net Assets — 100.0%		$1,165,980

Industry Allocation
Industry	Value	% of Total Net Assets
Agriculture	$75,083	6.4%
Auto Manufacturers	19,083	1.6
Chemicals	129,682	11.1
Food	122,943	10.5
Forest Products & Paper	9,424	0.8
Gas	24,194	2.1
Iron/Steel	16,495	1.4
Mining	240,946	20.7
Miscellaneous Manufacturing	7,811	0.7
Oil & Gas	349,429	30.0
Oil & Gas Services	77,711	6.7
Pharmaceuticals	17,933	1.5
Pipelines	9,284	0.8
Transportation	83,730	7.2

Total Common Stocks	1,183,748	101.5
Collateral Investment for Securities on Loan	304,561	26.1
Mutual Funds	26,847	2.3

Total Investments	1,515,156	129.9
Other Assets and Liabilities	(349,176)	(29.9)

Total Net Assets	$1,165,980	100.0%

(See Notes which are an integral part of the Financial Statements)

BMO Funds

LGM Emerging Markets Equity Fund

Description	Shares	Value
Common Stocks — 95.1%

Bermuda — 5.2%
Credicorp, Ltd. (2)	24,000	$3,721,680
Giordano International, Ltd. (2)	3,636,000	2,162,820
Jardine Matheson Holdings, Ltd.	52,800	3,181,728

		9,066,228

Brazil — 1.7%
CCR SA	317,800	2,876,314

Cayman Islands — 3.2%
Sands China, Ltd.	653,600	4,258,915
Want Want China Holdings, Ltd. (2)	1,118,000	1,381,983

		5,640,898

Chile — 1.3%
Aguas Andinas SA, Class A	3,753,810	2,347,890

Egypt — 3.0%
Commercial International Bank Egypt SAE GDR	824,991	5,238,693

Hong Kong — 3.2%
SJM Holdings, Ltd.	2,181,000	5,498,899

India — 25.6%
Bata India, Ltd.	131,759	2,788,262
Container Corp. Of India, Ltd.	116,183	2,527,574
Emami, Ltd.	483,398	5,225,128
ICICI Bank, Ltd.	172,670	4,418,764
ITC, Ltd.	1,667,353	9,768,358
Mahindra & Mahindra, Ltd.	176,540	4,087,506
Nestle India, Ltd.	42,410	4,246,591
Titan Co., Ltd.	602,522	3,615,827
Yes Bank, Ltd.	846,430	7,939,815

		44,617,825

Indonesia — 6.7%
Bank Mandiri Persero Tbk PT	6,272,404	5,563,256
Kalbe Farma Tbk PT	21,965,300	3,117,110
Unilever Indonesia Tbk PT	1,124,200	2,981,689

		11,662,055

Malaysia — 1.8%
Public Bank Bhd	519,100	3,175,205

Mexico — 9.4%
Bolsa Mexicana de Valores SAB de C.V.	1,723,761	3,715,971
Grupo Financiero Banorte SAB de C.V., Class O (2)	666,500	4,698,770
Grupo Herdez SAB de C.V.	1,015,546	2,843,925
Wal-Mart de Mexico SAB de C.V. (2)	1,903,919	5,171,560

		16,430,226

Philippines — 10.9%
Metropolitan Bank & Trust Co.	2,408,394	4,747,740
Philippine Long Distance Telephone Co.	75,955	6,010,201
Universal Robina Corp.	2,238,450	8,342,847

		19,100,788

Singapore — 4.4%
Jardine Cycle & Carriage, Ltd.	149,000	5,375,237
Parkson Retail Asia, Ltd.	3,596,000	2,360,770

		7,736,007

Description	Shares or Participation Units	Value
Common Stocks (continued)

South Africa — 6.9%
Cashbuild, Ltd.	178,067	$2,206,837
Clicks Group, Ltd.	275,289	1,784,717
Discovery, Ltd.	333,930	3,072,798
Life Healthcare Group Holdings, Ltd.	1,192,840	5,007,887

		12,072,239

South Korea — 2.4%
KT&G Corp.	44,070	4,124,703

Taiwan — 1.8%
President Chain Store Corp.	184,000	1,394,289
St. Shine Optical Co., Ltd.	83,000	1,716,064

		3,110,353

Thailand — 4.3%
Advanced Info Service PCL	624,500	4,066,875
Bangkok Bank PCL	328,726	2,109,857
Kasikornbank PCL	199,269	1,409,981

		7,586,713

Turkey — 2.8%
BIM Birlesik Magazalar AS	209,453	4,922,606

Vietnam — 0.5%
Vietnam Dairy Products JSC	177,600	930,106

Total Common Stocks (identified cost $142,664,241)		166,137,748

Preferred Stocks — 2.3%

Brazil — 1.0%
Cia Energetica de Minas Gerais	194,478	1,664,596

Chile — 1.3%
Coca-Cola Embonor SA	1,310,775	2,222,751

Total Preferred Stocks (identified cost $4,640,213)		3,887,347

Participation Notes — 1.8%

United States — 1.8%
Vietnam Dairy Products JSC, Issued by Citigroup Global Markets Holding, Maturity Date 1/20/2015 (1)(14)	601,506	3,157,606

Total Participation Notes (identified cost $3,447,951)		3,157,606

Short-Term Investments — 4.0%

Collateral Investment for Securities on Loan — 1.6%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.150% (12)		2,753,209

Mutual Funds — 2.4%
State Street Institutional Liquid Reserves Fund, 0.080%	4,234,537	4,234,537

Total Short-Term Investments (identified cost $6,987,746)		6,987,746

Total Investments — 103.2% (identified cost $157,740,151)		180,170,447
Other Assets and Liabilities — (3.2)%		(5,509,697)

Total Net Assets — 100.0%		$174,660,750

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

LGM Emerging Markets Equity Fund (continued)

Industry Allocation
Industry	Value	% of Total Net Assets
Agriculture	$13,893,062	8.0%
Apparel	2,788,262	1.6
Auto Manufacturers	4,087,506	2.3
Banks	43,023,761	24.6
Commercial Services	2,876,314	1.6
Distribution/Wholesale	5,375,237	3.1
Diversified Financial Services	3,715,971	2.1
Diversified Holding Companies	3,181,728	1.8
Food	22,668,058	13.0
Healthcare-Products	1,716,064	1.0
Healthcare-Services	5,007,887	2.9
Household Products/Wares	2,981,689	1.7
Insurance	3,072,798	1.8
Lodging	9,757,813	5.6
Pharmaceuticals	8,342,238	4.8
Retail	18,696,820	10.7
Telecommunications	10,077,076	5.8
Transportation	2,527,574	1.4
Water	2,347,890	1.3

Total Common Stocks	166,137,748	95.1
Preferred Stocks	3,887,347	2.3
Participation Notes	3,157,606	1.8
Collateral Investment for Securities on Loan	2,753,209	1.6
Mutual Funds	4,234,537	2.4

Total Investments	180,170,447	103.2
Other Assets and Liabilities	(5,509,697)	(3.2)

Total Net Assets	$174,660,750	100.0%

TCH Emerging Markets Bond Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 74.2%

Bahrain — 2.5%
Batelco International Finance No. 1, Ltd., 4.250%, 5/1/2020	$200,000	$201,386

Brazil — 3.8%
Banco Bradesco SA/Cayman Islands, 5.900%, 1/16/2021 (5)(6)	100,000	107,000
Samarco Mineracao SA, 4.125%, 11/1/2022 (5)(6)	200,000	192,900

		299,900

British Virgin Islands — 2.7%
China Cinda Finance 2014, Ltd., 5.625%, 5/14/2024 (5)(6)	200,000	211,387

Canada — 3.8%
Pacific Rubiales Energy Corp., 5.125%, 3/28/2023 (2)(5)(6)	125,000	126,875
PTTEP Canada International Finance, Ltd., 5.692%, 4/5/2021 (5)(6)	150,000	170,842

		297,717

Cayman Islands — 1.4%
Petrobras International Finance Co., 6.875%, 1/20/2040	100,000	113,550

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Chile — 2.7%
Empresa de Transporte de Pasajeros Metro SA, 4.750%, 2/4/2024 (2)(5)(6)	$200,000	$210,799

Colombia — 4.6%
Bancolombia SA, 6.125%, 7/26/2020 (2)	150,000	162,750
Colombia Telecomunicaciones SA ESP, 5.375%, 9/27/2022	200,000	205,500

		368,250

Costa Rica — 2.6%
Banco de Costa Rica, 5.250%, 8/12/2018 (5)(6)	200,000	207,000

Indonesia — 5.1%
Bank Rakyat Indonesia Persero Tbk PT, 2.950%, 3/28/2018	200,000	199,000
Perusahaan Gas Negara Persero Tbk PT, 5.125%, 5/16/2024 (2)(5)(6)	200,000	207,000

		406,000

Ireland — 1.9%
AerCap Ireland Capital, Ltd., 4.500%, 5/15/2021 (2)(5)(6)	150,000	153,368

Kazakstan — 5.0%
Eurasian Development Bank, 4.767%, 9/20/2022 (5)(6)	200,000	195,300
KazMunayGas National Co. JSC, 4.400%, 4/30/2023 (2)(5)(6)	200,000	201,200

		396,500

Luxembourg — 2.4%
Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/2023 (2)(5)(6)	200,000	191,616

Mexico — 12.9%
Alfa SAB de C.V., 6.875%, 3/25/2044 (5)(6)	200,000	226,000
America Movil SAB de C.V., 6.450%, 12/5/2022 (11)	2,000,000	152,341
Cemex SAB de C.V., 7.250%, 1/15/2021 (2)(5)(6)	200,000	220,250
Empresas ICA SAB de C.V., 8.875%, 5/29/2024 (2)(5)(6)	200,000	208,000
Grupo Idesa SA de C.V., 7.875%, 12/18/2020 (2)(5)(6)	200,000	217,000

		1,023,591

Morocco — 2.7%
OCP SA, 6.875%, 4/25/2044 (5)(6)	200,000	216,500

Netherlands — 4.6%
Indosat Palapa Co. BV, 7.375%, 7/29/2020 (2)(5)(6)	150,000	162,187
Marfrig Holding Europe BV, 6.875%, 6/24/2019 (5)(6)	200,000	203,940

		366,127

Peru — 2.7%
Corp Financiera de Desarrollo SA, 4.750%, 2/8/2022 (5)(6)	200,000	211,500

Turkey — 7.9%
TC Ziraat Bankasi AS, 4.250%, 7/3/2019 (5)(6)	200,000	199,340

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Emerging Markets Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Turkey (continued)
Turkiye Halk Bankasi AS, 4.750%, 6/4/2019 (5)(6)	$200,000	$202,180
Turkiye Is Bankasi, 7.850%, 12/10/2023 (5)(6)	200,000	221,220

		622,740

United States — 4.9%
Braskem America Finance Co., 7.125%, 7/22/2041 (5)(6)	200,000	207,000
Southern Copper Corp., 7.500%, 7/27/2035	150,000	184,872

		391,872

Total Corporate Bonds & Notes (identified cost $5,566,392)		5,889,803

International Bonds — 21.5%

Armenia — 2.0%
Republic of Armenia, 6.000%, 9/30/2020 (5)(6)	150,000	156,750

Azerbaijan — 2.6%
Republic of Azerbaijan International Bond, 4.750%, 3/18/2024 (5)(6)	200,000	206,750

Colombia — 0.9%
Colombia Government International Bond, 8.125%, 5/21/2024	50,000	68,350

Croatia — 2.0%
Croatia Government International Bond, 5.500%, 4/4/2023 (2)(5)(6)	150,000	157,305

Georgia — 2.8%
Georgia Government International Bond, 6.875%, 4/12/2021	200,000	226,500

Hungary — 3.1%
Hungary Government International Bond:
4.000%, 3/25/2019	150,000	154,418
5.750%, 11/22/2023	80,000	88,400

		242,818

Indonesia — 2.8%
Perusahaan Penerbit SBSN Indonesia, 6.125%, 3/15/2019 (5)(6)	200,000	224,000

Paraguay — 2.7%
Republic of Paraguay, 6.100%, 8/11/2044 (2)(5)(6)	200,000	215,000

South Africa — 2.6%
South Africa Government International Bond, 5.375%, 7/24/2044	200,000	208,875

Total International Bonds (identified cost $1,604,352)		1,706,348

Short-Term Investments — 24.3%

Collateral Pool Investments for Securities on Loan — 21.2%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.150% (12)		1,685,968

Description	Shares	Value
Short-Term Investments (continued)

Mutual Funds — 3.1%
State Street Institutional Liquid Reserves Fund, 0.080%	246,796	$246,796

Total Short-Term Investments (identified cost $1,932,764)		1,932,764

Total Investments — 120.0% (identified cost $9,103,508)		9,528,915
Other Assets and Liabilities — (20.0)%		(1,588,974)

Total Net Assets — 100.0%		$7,939,941

Industry Allocation
Industry	Value	% of Total Net Assets
Banks	$1,298,490	16.3%
Building Materials	220,250	2.8
Chemicals	640,500	8.1
Diversified Financial Services	576,254	7.3
Diversified Holding Companies	226,000	2.8
Engineering & Construction	208,000	2.6
Food	203,940	2.6
Gas	207,000	2.6
Iron/Steel	192,900	2.4
Mining	184,872	2.3
Multi-National	195,300	2.5
Oil & Gas	804,083	10.1
Telecommunications	721,415	9.1
Transportation	210,799	2.7

Total Corporate Bonds & Notes	5,889,803	74.2
International Bonds	1,706,348	21.5
Collateral Investment for Securities on Loan	1,685,968	21.2
Mutual Funds	246,796	3.1

Total Investments	9,528,915	120.0
Other Assets and Liabilities	(1,588,974)	(20.0)

Total Net Assets	$7,939,941	100.0%

Ultra Short Tax-Free Fund*

Description	Principal Amount	Value
Municipals — 92.3%

Alabama — 2.1%
Bessemer Governmental Utility Services Corp., 0.350%, 12/1/2030 (3)(5)(6)	$5,085,000	$5,085,000
Health Care Authority for Baptist Health, 0.500%, 11/1/2042 (3)	8,675,000	8,675,000
Other securities		1,899,354

		15,659,354

Arizona — 2.0%
Other securities		14,787,577

Arkansas — 0.5%
Other securities		3,680,836

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Ultra Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

California — 11.2%
Austin Trust, AGM NATL-RE, 0.240%, 8/1/2032 (3)	$6,920,000	$6,920,000
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/1/2016 (3)	8,000,000	8,027,920
1.150%, 4/1/2024, Call 10/1/2023 (3)	1,750,000	1,765,050
California Municipal Finance Authority, 0.300%, 10/1/2014 (3)	5,000,000	5,000,000
Deutsche Bank Spears/Lifers Trust, 0.320%, 8/1/2047 (3)(5)(6)	11,159,000	11,159,000
Northern California Gas Authority No. 1, 0.787%, 7/1/2019 (3)	7,500,000	7,353,750
Puttable Floating Option Tax-Exempt Receipts, 0.480%, 8/1/2030, Call 9/29/2014 (3)(5)(6)	4,460,000	4,460,000
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.330%, 8/1/2037, Call 8/1/2017 (3)(5)(6)	2,500,000	2,500,000
State of California, FSA, 0.300%, 8/1/2027 (3)(5)(6)	7,465,000	7,465,000
Other securities		27,543,583

		82,194,303

Colorado — 3.7%
E-470 Public Highway Authority, 1.230%, 8/31/2017, Call 3/1/2017 (3)	4,600,000	4,601,104
E-470 Public Highway Authority, NATL-RE, 5.250%, 9/1/2016	100,000	107,947
Goldsmith Metropolitan District, 1.000%, 12/1/2034, Call 9/2/2014 (3)	4,960,000	4,960,000
Puttable Floating Option Tax-Exempt Receipts, 0.400%, 12/1/2028 (3)	7,100,000	7,100,000
Other securities		10,375,603

		27,144,654

Connecticut — 1.0%
JPMorgan Chase Putters/Drivers Trust, 0.260%, 6/1/2015 (3)(5)(6)	4,995,000	4,995,000
Other securities		2,500,000

		7,495,000

District of Columbia — 0.8%
District of Columbia, AGC, 0.300%, 7/15/2017 (3)(5)(6)	5,235,000	5,235,000
Other securities		943,688

		6,178,688

Florida — 5.6%
City of Gulf Breeze, 1.750%, 12/1/2015 (3)	9,000,000	9,140,220
County of Madison, 2.000%, 11/1/2014, Call 9/29/2014	10,500,000	10,501,890
Other securities		21,346,714

		40,988,824

Description	Principal Amount	Value
Municipals (continued)

Georgia — 2.8%
City of Atlanta, 1.605%, 11/1/2018, Call 5/1/2018 (3)	$2,750,000	$2,834,013
City of Atlanta, FSA, 0.350%, 11/1/2043 (3)	7,000,000	7,000,000
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.300%, 10/1/2024, Call 10/1/2017 (3)(5)(6)	4,000,000	4,000,000
Other securities		6,506,088

		20,340,101

Idaho — 1.3%
Idaho Housing & Finance Association, 0.300%, 1/1/2038, Call 9/2/2014 (3)	9,700,000	9,700,000

Illinois — 9.1%
Chicago Board of Education, 0.320%, 12/1/2041, Call 12/1/2021 (3)(5)(6)	8,665,000	8,665,000
City of Chicago, 0.360%, 1/1/2034, Call 9/2/2014 (3)	12,455,000	12,455,000
City of Chicago, AGM, 5.000%, 1/1/2015	105,000	106,651
County of Cook, 0.300%, 11/1/2031, Call 9/2/2014 (3)	5,000,000	5,000,000
State of Illinois:
3.000%, 2/1/2016	2,085,000	2,142,275
5.000%, 5/1/2017	500,000	545,975
Town of Cicero, 4.000%, 1/1/2016	2,670,000	2,775,145
Town of Cicero, AGM, 4.000%, 1/1/2017	1,900,000	2,026,578
Town of Cicero, NATL-RE FGIC, 4.125%, 12/1/2014	300,000	302,628
Other securities		32,218,368

		66,237,620

Indiana — 4.1%
Indiana Bond Bank, 0.400%, 4/15/2017 (3)(5)(6)	7,000,000	7,000,000
Indiana Finance Authority, 2.200%, 2/1/2016, Call 8/1/2015	4,450,000	4,454,762
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.300%, 7/1/2022, Call 9/2/2014 (3)	5,575,000	5,575,000
Other securities		12,587,922

		29,617,684

Iowa — 0.7%
Other securities		5,052,740

Kansas — 0.1%
Other securities		396,999

Kentucky — 1.4%
Kentucky State Property & Building Commission, AGC, 0.300%, 2/1/2027, Call 2/1/2019 (3)(5)(6)	5,990,000	5,990,000
Kentucky State Property & Building Commission, NATL-RE, 0.250%, 8/1/2021 (3)	2,500,000	2,500,000
Other securities		1,539,880

		10,029,880

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Louisiana — 2.6%
East Baton Rouge Sewerage Commission, 0.609%, 8/1/2018, Call 2/1/2018 (3)	$6,475,000	$6,500,770
Other securities		12,546,950

		19,047,720

Maryland — 0.9%
City of Baltimore, NATL-RE, 0.270%, 7/1/2020 (3)(5)(6)	5,940,000	5,940,000
Other securities		918,104

		6,858,104

Massachusetts — 0.5%
Other securities		3,647,954

Michigan — 3.6%
Fitzgerald Public School District, BAM:
4.000%, 5/1/2016	1,490,000	1,566,854
4.000%, 5/1/2016	625,000	656,706
4.000%, 5/1/2017	985,000	1,055,063
Michigan Finance Authority:
3.000%, 12/1/2014	120,000	120,840
3.000%, 5/1/2015	160,000	162,157
4.000%, 4/1/2015	135,000	136,837
5.000%, 6/1/2015	1,500,000	1,544,775
5.000%, 7/1/2016	1,000,000	1,062,760
5.000%, 7/1/2016	2,000,000	2,139,020
Other securities		17,835,159

		26,280,171

Minnesota — 0.4%
Other securities		2,886,582

Mississippi — 1.3%
Mississippi Business Finance Corp., 1.200%, 12/1/2036, Call 9/2/2014 (3)	8,000,000	8,000,000
Other securities		1,806,417

		9,806,417

Missouri — 0.7%
Other securities		5,183,635

Nebraska — 0.1%
Other securities		800,927

Nevada — 0.4%
Deutsche Bank Spears/Lifers Trust, FSA AMBAC, 0.270%, 6/15/2022, Call 6/15/2017 (3)(5)(6)	2,720,000	2,720,000
Other securities		175,362

		2,895,362

New Hampshire — 0.2%
Other securities		1,524,156

New Jersey — 8.3%
New Jersey Economic Development Authority:
0.330%, 11/1/2031, Call 9/2/2014 (3)	7,940,000	7,940,000
0.330%, 11/1/2040, Call 9/2/2014 (3)	6,060,000	6,060,000
0.330%, 11/1/2040, Call 9/2/2014 (3)	5,000,000	5,000,000

Description	Principal Amount	Value
Municipals (continued)

New Jersey (continued)
New Jersey Economic Development Authority: (continued)
0.730%, 3/1/2036, Call 9/2/2014 (3)	$6,150,000	$6,150,000
1.250%, 5/1/2036, Call 9/2/2014 (3)	8,275,000	8,275,000
1.750%, 2/1/2016, Call 8/1/2015 (3)	3,300,000	3,337,422
1.850%, 2/1/2018, Call 8/1/2017 (3)	500,000	514,950
2.009%, 2/1/2018, Call 8/1/2017 (3)	1,750,000	1,818,985
5.000%, 6/15/2015	1,230,000	1,273,358
5.000%, 6/15/2017	200,000	221,532
New Jersey Economic Development Authority, AGM, 5.000%, 9/1/2014 (3)	125,000	125,034
New Jersey Health Care Facilities Financing Authority:
0.330%, 7/1/2038, Call 9/2/2014 (3)	4,100,000	4,100,000
3.250%, 7/1/2016	515,000	535,327
New Jersey Health Care Facilities Financing Authority, AGC, 0.440%, 7/1/2038, Call 7/1/2019 (3)(5)(6)	7,002,902	7,002,902
New Jersey State Turnpike Authority, 0.524%, 1/1/2017, Call 7/1/2016 (3)	5,000,000	5,009,000
Other securities		2,961,088

		60,324,598

New Mexico — 0.8%
New Mexico Municipal Energy Acquisition Authority, 0.854%, 8/1/2019, Call 2/1/2019 (3)	5,500,000	5,532,450

New York — 4.9%
County of Rockland:
2.000%, 3/17/2015	2,000,000	2,015,500
5.000%, 3/1/2016	350,000	370,678
County of Rockland, AGM, 5.000%, 3/1/2016	2,000,000	2,124,300
Metropolitan Transportation Authority, AGM:
0.312%, 11/1/2022, Call 9/3/2014 (3)(13)	3,800,000	3,654,502
0.318%, 11/1/2022, Call 9/4/2014 (3)(13)	3,100,000	2,981,304
Metropolitan Transportation Authority, AMBAC, 0.300%, 11/15/2023 (3)(5)(6)	2,425,000	2,425,000
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.450%, 12/1/2025, Call 9/2/2014 (3)(5)(6)	6,330,000	6,330,000
Other securities		16,384,834

		36,286,118

North Carolina — 0.9%
Other securities		6,866,393

North Dakota — 1.5%
Other securities		11,306,293

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Ultra Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Ohio — 1.1%
Lancaster Port Authority, 0.824%, 8/1/2019, Call 2/1/2019 (3)	$5,000,000	$5,035,900
Other securities		2,751,292

		7,787,192

Oklahoma — 0.2%
Other securities		1,132,893

Oregon — 0.5%
Other securities		3,558,378

Pennsylvania — 6.2%
Butler County Hospital Authority:
0.250%, 10/1/2032, Call 9/2/2014 (3)	10,645,000	10,645,000
0.250%, 10/1/2042, Call 9/2/2014 (3)	3,070,000	3,070,000
Pennsylvania Turnpike Commission:
0.650%, 12/1/2017, Call 6/1/2017 (3)	100,000	100,392
0.730%, 12/1/2018, Call 6/1/2018 (3)	6,000,000	6,042,420
1.200%, 12/1/2019, Call 6/1/2019 (3)	2,225,000	2,281,493
Puttable Floating Option Tax-Exempt Receipts, FGIC, 0.360%, 6/1/2034 (3)(5)(6)	7,000,000	7,000,000
Other securities		15,959,998

		45,099,303

Puerto Rico — 0.4%
Other securities		3,180,448

Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., 0.310%, 6/1/2035, Call 9/1/2014 (3)	4,445,000	4,445,000
Other securities		1,111,670

		5,556,670

South Carolina — 0.3%
Other securities		2,406,598

South Dakota — 0.1%
Other securities		359,782

Tennessee — 1.5%
Franklin Public Building Authority, 0.220%, 6/1/2037, Call 9/2/2014 (3)	8,350,000	8,350,000
Other securities		2,649,248

		10,999,248

Texas — 6.0%
Texas Transportation Commission, 0.300%, 4/1/2026, Call 9/2/2014 (3)	9,000,000	9,000,000
Other securities		34,940,971

		43,940,971

Utah — 0.4%
Other securities		3,000,000

Virginia — 0.0%
Other securities		127,086

Description	Shares or Principal Amount	Value
Municipals (continued)

Washington — 0.2%
Other securities		$1,379,873

West Virginia — 0.1%
Other securities		736,802

Wisconsin — 1.0%
Other securities		7,036,082

Total Municipals (identified cost $672,953,966)		675,052,466

Mutual Funds — 0.3%
Other securities		2,000,320

Total Mutual Funds (identified cost $2,000,000)		2,000,320

Short-Term Investments — 6.0%

Mutual Funds — 1.7%
BMO Tax-Free Money Market Fund, Class I, 0.036% (10)	12,646,866	12,646,866

Short-Term Municipals — 4.3%

Arizona — 0.0%
Other securities		100,463

California — 0.1%
Other securities		498,255

Connecticut — 1.2%
City of New Britain, 2.000%, 10/30/2014	$7,805,000	7,821,234
Other securities		729,800

		8,551,034

Florida — 0.2%
Other securities		1,553,583

Illinois — 1.3%
State of Illinois, 2.000%, 5/1/2015	7,000,000	7,068,880
Town of Cicero, 2.000%, 1/1/2015	1,500,000	1,507,290
Other securities		1,428,415

		10,004,585

Kansas — 0.0%
Other securities		50,000

Kentucky — 0.1%
Other securities		405,616

Michigan — 0.4%
Fitzgerald Public School District, BAM:
4.000%, 5/1/2015	1,485,000	1,518,412
4.000%, 5/1/2015	570,000	582,637
Michigan Finance Authority, SAW, 2.850%, 8/20/2015	750,000	749,993

		2,851,042

Mississippi — 0.1%
Other securities		901,102

Missouri — 0.1%
Other securities		516,747

New Mexico — 0.0%
Other securities		221,346

New York — 0.6%
Nassau Health Care Corp., 2.250%, 1/15/2015, Call 12/1/2014	4,700,000	4,711,703

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund* (continued)

Description	Value
Short-Term Municipals (continued)

Ohio — 0.0%
Other securities	$35,037

Pennsylvania — 0.1%
Other securities	460,346

Texas — 0.1%
Other securities	427,320

Total Short-Term Municipals	31,288,179

Total Short-Term Investments (identified cost $43,929,820)	43,935,045

Total Investments — 98.6% (identified cost $718,883,786)	720,987,831
Other Assets and Liabilities — 1.4%	10,192,349

Total Net Assets — 100.0%	$731,180,180

Short Tax-Free Fund*

Description	Principal Amount	Value
Municipals — 98.7%

Alabama — 0.7%
Other securities		$698,152

Alaska — 1.0%
City of Valdez, 5.000%, 1/1/2021	$500,000	591,625
Other securities		473,835

		1,065,460

Arizona — 2.2%
Scottsdale Industrial Development Authority, FSA, 0.890%, 9/1/2045, Call 9/2/2014 (3)(13)	600,000	600,000
Other securities		1,682,780

		2,282,780

Arkansas — 0.9%
Other securities		970,343

California — 11.7%
Abag Finance Authority for Nonprofit Corps., 5.000%, 7/1/2020	500,000	578,800
Bay Area Toll Authority:
1.150%, 4/1/2024, Call 10/1/2023 (3)	500,000	504,300
1.500%, 4/2/2018, Call 10/1/2017 (3)	1,000,000	1,012,360
Carson Redevelopment Agency Successor Agency, AGM, 5.000%, 10/1/2020	675,000	775,703
Lynwood Unified School District, 5.000%, 8/1/2017	500,000	560,400
Northern California Gas Authority No. 1:
0.757%, 7/1/2017 (3)	40,000	39,753
0.787%, 7/1/2019 (3)	500,000	490,250
State of California:
0.809%, 12/1/2017, Call 6/1/2017 (3)	250,000	253,105
0.939%, 12/3/2018, Call 6/1/2018 (3)	500,000	507,805

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Twin Rivers Unified School District, AGM:
3.200%, 6/1/2020, Call 10/1/2014 (3)	$245,000	$245,015
3.200%, 6/1/2020, Call 10/1/2014 (3)	295,000	295,056
Other securities		6,829,362

		12,091,909

Colorado — 2.8%
E-470 Public Highway Authority, 1.230%, 8/31/2017, Call 3/1/2017 (3)	400,000	400,096
E-470 Public Highway Authority, NATL-RE:
4.500%, 9/1/2016	15,000	15,971
5.000%, 9/1/2017, Call 9/1/2016	300,000	320,589
Other securities		2,174,546

		2,911,202

Connecticut — 0.6%
Other securities		611,033

Delaware — 0.2%
Other securities		216,855

District of Columbia — 0.1%
Other securities		114,653

Florida — 7.1%
Florida Municipal Power Agency, AMBAC:
0.088%, 10/1/2021, Call 9/4/2014 (3)(13)	250,000	230,676
0.088%, 10/1/2021 (3)(13)	500,000	461,353
Florida Municipal Power Agency, NATL-RE FGIC, 0.123%, 10/1/2027 (3)(13)	25,000	22,813
Other securities		6,606,997

		7,321,839

Georgia — 2.8%
Atlanta Development Authority, 4.000%, 9/1/2020	500,000	557,395
City of Atlanta:
1.605%, 11/1/2018, Call 5/1/2018 (3)	250,000	257,638
6.000%, 11/1/2029, Call 11/1/2019	290,000	348,310
Other securities		1,721,907

		2,885,250

Idaho — 0.2%
Other securities		177,524

Illinois — 10.6%
Adams County School District No. 172, 4.000%, 2/1/2016	600,000	628,392
City of Chicago, AGM, 5.000%, 1/1/2021, Call 7/1/2015	560,000	578,116
Clyde Park District, AGM, 4.250%, 2/1/2019	500,000	535,005
DeKalb County Community Unit School District No. 424 Genoa-Kingston, AMBAC:
0.000%, 1/1/2017	350,000	335,177
0.000%, 1/1/2018	350,000	325,227

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Illinois Finance Authority:
2.400%, 5/15/2015	$100,000	$100,614
4.000%, 10/1/2018	275,000	294,745
4.500%, 11/1/2019	100,000	114,890
5.000%, 8/15/2016	195,000	204,321
5.000%, 7/1/2017	250,000	270,350
5.000%, 2/15/2018	40,000	44,872
5.250%, 8/15/2015	200,000	207,644
5.500%, 8/15/2018	100,000	112,611
Town of Cicero, 5.000%, 1/1/2020	500,000	571,320
Town of Cicero, AGM, 4.000%, 1/1/2017	250,000	266,655
Other securities		6,420,498

		11,010,437

Indiana — 2.6%
County of Lake:
2.000%, 1/15/2017	280,000	280,384
2.000%, 7/15/2017	245,000	245,404
Other securities		2,211,888

		2,737,676

Iowa — 0.7%
Other securities		756,127

Kansas — 0.4%
Other securities		395,172

Kentucky — 1.1%
Other securities		1,091,787

Louisiana — 1.9%
Louisiana Local Government Environmental Facilities & Community Development Authority:
0.809%, 8/1/2018, Call 2/1/2018 (3)	450,000	457,906
4.000%, 8/1/2016	180,000	190,145
Other securities		1,295,423

		1,943,474

Maryland — 0.6%
Other securities		625,267

Massachusetts — 0.8%
Other securities		830,995

Michigan — 7.3%
Fitzgerald Public School District, BAM, 4.000%, 5/1/2018	580,000	628,616
Michigan Finance Authority, 5.000%, 7/1/2016 (4)	725,000	770,501
Michigan State Hospital Finance Authority:
5.000%, 11/15/2018, Call 11/15/2016	200,000	215,794
5.000%, 11/15/2020, Call 11/15/2019	520,000	592,493
Other securities		5,340,971

		7,548,375

Minnesota — 0.7%
Other securities		697,788

Description	Principal Amount	Value
Municipals (continued)

Mississippi — 1.3%
Mississippi Development Bank, 5.000%, 8/1/2019	$155,000	$179,939
Mississippi Development Bank, AGC, 4.000%, 7/1/2017	380,000	402,918
Other securities		741,548

		1,324,405

Missouri — 2.7%
Health & Educational Facilities Authority of the State of Missouri:
3.750%, 2/1/2017	45,000	47,749
4.000%, 2/1/2018	255,000	276,190
5.000%, 2/1/2024, Call 2/1/2021	250,000	280,805
Missouri State Environmental Improvement & Energy Resources Authority, NATL-RE, 0.105%, 12/1/2022, Call 9/2/2014 (3)(13)	750,000	690,701
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2016	600,000	606,972
Other securities		899,343

		2,801,760

Nevada — 0.6%
Other securities		673,076

New Hampshire — 0.3%
Other securities		270,145

New Jersey — 2.7%
New Jersey Economic Development Authority:
1.750%, 2/1/2016, Call 8/1/2015 (3)	850,000	859,639
2.009%, 2/1/2018, Call 8/1/2017 (3)	250,000	259,855
New Jersey Higher Education Student Assistance Authority, 4.875%, 12/1/2024, Call 12/1/2019	500,000	542,760
Other securities		1,126,289

		2,788,543

New Mexico — 1.1%
New Mexico Educational Assistance Foundation, 0.927%, 12/1/2020 (3)	540,000	540,994
Other securities		555,381

		1,096,375

New York — 7.0%
County of Rockland, 5.000%, 3/1/2016	500,000	529,540
Metropolitan Transportation Authority, 5.000%, 11/15/2021, Call 11/15/2016	150,000	164,211
Metropolitan Transportation Authority, AGM:
0.312%, 11/1/2022, Call 9/3/2014 (3)(13)	700,000	673,198
0.318%, 11/1/2022, Call 9/4/2014 (3)(13)	475,000	456,813

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
New York City Transit Auth/Metropolitan Transn Auth/Triborough Bridge & Tunnel, AMBAC:
0.428%, 1/1/2030, Call 9/22/2014 (3)(13)	$625,000	$578,606
0.429%, 1/1/2030, Call 9/3/2014 (3)(13)	175,000	161,930
0.432%, 1/1/2030, Call 9/2/2014 (3)(13)	625,000	577,234
New York Mortgage Agency, 5.000%, 10/1/2019	600,000	692,718
New York State Dormitory Authority, NATL-RE, 0.120%, 7/1/2029, Call 9/2/2014 (3)(13)	675,000	632,560
State of New York, AGM, 0.105%, 3/15/2021, Call 9/4/2014 (3)(13)	25,000	23,239
State of New York, NATL-RE FGIC, 0.105%, 2/15/2022, Call 9/4/2014 (3)(13)	530,000	509,177
Other securities		2,237,779

		7,237,005

North Carolina — 1.6%
Other securities		1,665,149

North Dakota — 2.2%
North Dakota Housing Finance Agency:
3.600%, 7/1/2032, Call 7/1/2022	500,000	513,385
3.750%, 7/1/2034, Call 7/1/2022	500,000	517,135
3.750%, 7/1/2042, Call 7/1/2022	225,000	237,956
5.050%, 7/1/2040, Call 7/1/2020	50,000	52,542
Williston Parks & Recreation District, 3.250%, 3/1/2032, Call 9/15/2014	670,000	678,529
Other securities		281,558

		2,281,105

Ohio — 1.5%
Other securities		1,561,400

Oklahoma — 0.4%
Other securities		388,324

Oregon — 0.3%
Other securities		303,693

Pennsylvania — 7.0%
Pennsylvania Turnpike Commission, 1.200%, 12/1/2019, Call 6/1/2019 (3)	600,000	615,234
Pennsylvania Turnpike Commission, AMBAC, 5.000%, 12/1/2024, Call 6/1/2016	250,000	267,085
Pittsburgh Public Parking Authority, NATL-RE:
0.000%, 12/1/2014	100,000	99,500
0.000%, 12/1/2017	50,000	45,559
5.000%, 12/1/2020, Call 12/1/2015	575,000	604,917

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania (continued)
State Public School Building Authority, SAW, 0.904%, 9/1/2018, Call 3/1/2018 (3)	$750,000	$752,212
Other securities		4,911,164

		7,295,671

Puerto Rico — 0.5%
Other securities		480,104

Rhode Island — 0.2%
Other securities		250,000

South Carolina — 0.3%
Other securities		291,661

South Dakota — 0.1%
Other securities		100,677

Tennessee — 0.9%
Other securities		960,042

Texas — 5.7%
McLennan County Public Facility Corp., 6.625%, 6/1/2035, Call 12/1/2014	490,000	512,712
Northside Independent School District, PSF, 2.125%, 8/1/2020, Call 2/1/2015 (3)	750,000	750,367
Other securities		4,667,841

		5,930,920

Utah — 0.8%
Salt Lake City Corp., AMBAC, 0.093%, 5/15/2020, Call 9/2/2014 (3)(13)	900,000	848,900

Virginia — 0.3%
Other securities		265,339

Washington — 0.9%
Other securities		957,709

West Virginia — 0.1%
Other securities		120,265

Wisconsin — 3.2%
Arcadia School District, 3.000%, 3/15/2019, Call 3/15/2017	700,000	727,748
City of Menasha:
4.000%, 9/1/2015, Call 9/29/2014	130,000	131,317
4.000%, 9/1/2015, Call 3/1/2015	100,000	100,875
4.300%, 9/1/2015	200,000	203,052
4.400%, 9/1/2017, Call 9/1/2015	500,000	508,950
Wisconsin Health & Educational Facilities Authority:
2.750%, 5/1/2017	130,000	130,962
3.250%, 5/1/2018	200,000	202,548
4.000%, 8/15/2018	300,000	322,071
Other securities		982,127

		3,309,650

Total Municipals (identified cost $101,107,930)		102,186,016

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Short Tax-Free Fund* (continued)

Description	Shares or Principal Amount	Value
Short-Term Investments — 1.6%

Mutual Funds — 0.9%
BMO Tax-Free Money Market Fund, Class I, 0.036% (10)	949,266	$949,266

Short-Term Municipals — 0.7%

California — 0.1%
Other securities		100,818

Michigan — 0.3%
Michigan Finance Authority, SAW, 2.850%, 8/20/2015	$250,000	249,998

New York — 0.3%
Other securities		300,747

Total Short-Term Municipals		651,563

Total Short-Term Investments (identified cost $1,600,652)		1,600,829

Total Investments — 100.3% (identified cost $102,708,582)		103,786,845
Other Assets and Liabilities — (0.3)%		(269,467)

Total Net Assets — 100.0%		$103,517,378

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 19.2%

Automobiles — 8.8%
Ally Auto Receivables Trust, Class A3, (Series 2011-5), 0.990%, 11/16/2015	$10,632	$10,635
AmeriCredit Auto Receivables Trust:
Class B, (Series 2012-3), 1.590%, 7/10/2017	1,900,000	1,912,409
Class C, (Series 2012-1), 2.670%, 1/8/2018	2,000,000	2,032,832
Class C, (Series 2012-4), 1.930%, 8/8/2018	2,000,000	2,023,918
Capital Auto Receivables Asset Trust, Class A2, (Series 2013-4), 0.850%, 2/21/2017	1,000,000	1,002,192
CPS Auto Receivables Trust:
Class A, (Series 2012-A), 2.780%, 6/17/2019 (5)(6)	424,562	431,980
Class A, (Series 2012-D), 1.480%, 3/16/2020 (5)(6)	448,565	450,333
Class A, (Series 2013-A), 1.310%, 6/15/2020 (5)(6)	1,182,282	1,182,777
DT Auto Owner Trust, Class A, (Series 2014-1A), 0.660%, 7/17/2017 (5)(6)	579,353	579,507
Ford Credit Auto Lease Trust, Class A3, (Series 2014-B), 0.890%, 9/15/2017	1,420,000	1,421,846
GM Financial Leasing Trust, Class A3, (Series 2014-1A), 1.010%, 5/22/2017 (5)(6)	2,000,000	2,001,834

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Automobiles (continued)
Hyundai Auto Lease Securitization Trust, Class A3, (Series 2014-B), 0.980%, 11/15/2017 (5)(6)	$2,000,000	$2,004,910
Santander Drive Auto Receivables Trust, Class B, (Series 2013-1), 1.160%, 1/15/2019	587,000	588,028
Volkswagen Auto Loan Enhanced Trust, Class A3, (Series 2014-1), 0.910%, 10/22/2018	2,000,000	1,998,760
Westlake Automobile Receivables Trust, Class A2, (Series 2014-1A), 0.700%, 5/15/2017 (5)(6)	1,500,000	1,500,139
Wheels LLC, Class A2, (Series 2012-1), 1.190%, 3/20/2021 (5)(6)	239,564	239,820

		19,381,920

Credit Cards — 0.7%
Capital One Multi-Asset Execution Trust, Class A3, (Series 2013-A3), 0.960%, 9/16/2019	1,600,000	1,598,701

Other Financial — 9.7%
Ally Master Owner Trust, Class A2, (Series 2014-4), 1.430%, 6/17/2019	2,000,000	1,999,684
American Homes 4 Rent, Class A, (Series 2014-SFR1), 1.250%, 6/17/2031 (3)(5)(6)	997,025	993,321
Colony American Homes, Class A, (Series 2014-2A), 1.105%, 7/17/2031 (3)(5)(6)	1,986,600	1,973,897
Consumers 2014 Securitization Funding LLC, Class A1, (Series 2014-A), 1.334%, 11/1/2020	1,650,000	1,648,979
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.395%, 4/25/2037 (3)(5)(6)	549,019	332,324
GE Equipment Transportation LLC, Class A4, (Series 2013-1), 0.900%, 3/24/2021	2,415,000	2,416,425
Hilton Grand Vacations Trust, Class A, (Series 2014-AA), 1.770%, 11/25/2026 (5)(6)	1,909,584	1,908,137
Invitation Homes Trust, Class A, (Series 2014-SFR1), 1.155%, 6/17/2031 (3)(5)(6)	2,000,000	1,991,948
Kubota Credit Owner Trust, Class A3, (Series 2014-1A), 1.160%, 5/15/2018 (5)(6)	1,250,000	1,249,202
NYCTL Trust, Class A, (Series 2014-A), 1.030%, 11/10/2027 (5)(6)	2,000,000	1,999,375
Silver Bay Realty Trust, Class A, (Series 2014-1), 1.156%, 9/17/2031 (3)(5)(6)	2,000,000	1,990,708
SLM Student Loan Trust, Class A5, (Series 2004-5A), 0.756%, 10/25/2023 (3)(5)(6)	1,945,000	1,957,378

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Other Financial (continued)
Volvo Financial Equipment LLC, Class A4, (Series 2012-1A), 1.090%, 8/15/2017 (5)(6)	$710,000	$711,600

		21,172,978

Total Asset-Backed Securities (identified cost $42,390,605)		42,153,599

Collateralized Mortgage Obligations — 7.6%

Federal Home Loan Mortgage Corporation — 2.1%
2.000%, 1/15/2023, (Series 4315)	1,839,259	1,858,842
2.757%, 5/25/2020, (Series K009)	1,050,594	1,090,069
3.000%, 12/15/2041, (Series 4293)	1,708,467	1,766,891

		4,715,802

Federal National Mortgage Association — 1.3%
1.250%, 6/25/2043, (Series 2013-52)	1,302,884	1,258,775
1.500%, 5/25/2043, (Series 2013-60)	1,649,484	1,586,269

		2,845,044

Government National Mortgage Association — 1.6%
1.800%, 7/16/2037, (Series 2013-179)	1,565,852	1,559,285
2.205%, 1/16/2044, (Series 2014-61)	1,972,296	1,987,910

		3,547,195

Private Sponsor — 2.6%
Banc of America Funding Trust:
Class 1A3, (Series 2007-C), 5.405%, 5/20/2036 (3)	442,135	430,305
Class 2A1, (Series 2005-5), 5.500%, 9/25/2035	875,289	908,963
Chase Mortgage Finance Trust:
Class A1, (Series 2005-S2), 5.500%, 10/25/2035	456,999	483,521
Class A3, (Series 2006-S4), 6.000%, 12/25/2036	338,454	315,360
GSR Mortgage Loan Trust, Class 2A4, (Series 2005-AR5), 2.572%, 10/25/2035 (3)	138,165	137,128
JP Morgan Mortgage Trust:
Class 2A2, (Series 2005-S3), 5.500%, 1/25/2021	387,015	394,507
Class 3A1, (Series 2007-A2), 2.561%, 4/25/2037 (3)	32,302	29,269
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.461%, 11/25/2034 (3)	893,285	922,158
Springleaf Mortgage Loan Trust:
Class A, (Series 2012-1A), 2.667%, 9/25/2057 (3)(5)(6)	424,421	433,134
Class A, (Series 2012-2A), 2.220%, 10/25/2057 (3)(5)(6)	524,880	534,160
Wells Fargo Mortgage Backed Securities Trust:
Class 2A4, (Series 2006-AR7), 2.613%, 5/25/2036 (3)	329,389	308,832

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
Wells Fargo Mortgage Backed Securities Trust: (continued)
Class 2A4, (Series 2006-AR8), 2.619%, 4/25/2036 (3)	$123,905	$121,877
Class A1, (Series 2006-AR19), 5.429%, 12/25/2036 (3)	609,405	606,636

		5,625,850

Total Collateralized Mortgage Obligations (identified cost $16,683,797)		16,733,891

Commercial Mortgage Securities — 6.6%

Private Sponsor — 6.6%
Banc of America Commercial Mortgage Trust:
Class A3, (Series 2006-6), 5.369%, 10/10/2045	1,100,000	1,122,751
Class A3, (Series 2007-1), 5.449%, 1/15/2049	126,048	126,046
Bear Stearns Commercial Mortgage Securities Trust:
Class A3, (Series 2007-PW17), 5.736%, 6/11/2050	579,642	587,141
Class A4, (Series 2005-T18), 4.933%, 2/13/2042 (3)	2,237,199	2,263,227
Class AAB, (Series 2007-T28), 5.746%, 9/11/2042	1,043,254	1,056,540
Citigroup Commercial Mortgage Trust, Class A3, (Series 2006-C4), 5.975%, 3/15/2049 (3)	1,943,257	2,061,322
JP Morgan Chase Commercial Mortgage Securities Trust:
Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	111,173	111,255
Class AM, (Series 2005-LDP5), 5.446%, 12/15/2044 (3)	1,650,000	1,735,747
LB-UBS Commercial Mortgage Trust:
Class AAB, (Series 2006-C1), 5.139%, 2/15/2031	67,181	67,516
Class AAB, (Series 2006-C6), 5.341%, 9/15/2039	242,787	247,713
Merrill Lynch Mortgage Trust, Class A6, (Series 2005-CKI1), 5.462%, 11/12/2037 (3)	1,631,063	1,689,564
Morgan Stanley Capital I Trust, Class A4, (Series 2007-IQ15), 6.105%, 6/11/2049 (3)	1,471,630	1,628,846
Wells Fargo Commercial Mortgage Trust, Class A1, (Series 2014-LC16), 1.294%, 8/15/2050	1,756,236	1,750,100

Total Commercial Mortgage Securities (identified cost $14,875,424)		14,447,768

Corporate Bonds & Notes — 51.2%

Advertising — 1.4%
Omnicom Group, Inc., 5.900%, 4/15/2016	1,550,000	1,673,456
WPP Finance UK, 8.000%, 9/15/2014	1,405,000	1,408,191

		3,081,647

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Agriculture — 0.9%
British American Tobacco International Finance PLC, 1.400%, 6/5/2015 (5)(6)	$2,000,000	$2,012,402

Auto Manufacturers — 2.5%
American Honda Finance Corp., 1.125%, 10/7/2016	1,000,000	1,006,390
PACCAR Financial Corp., 1.150%, 8/16/2016	2,000,000	2,019,882
Toyota Motor Credit Corp., 2.050%, 1/12/2017	1,500,000	1,538,559
Volkswagen Group of America Finance LLC, 1.250%, 5/23/2017 (5)(6)	1,000,000	999,065

		5,563,896

Banks — 17.6%
ANZ New Zealand Int’l, Ltd./London:
1.400%, 4/27/2017 (2)(5)(6)	1,000,000	1,001,599
1.850%, 10/15/2015 (5)(6)	1,500,000	1,520,364
Bank of America Corp., 2.000%, 1/11/2018 (2)	1,000,000	1,005,227
Bank of New York Mellon Corp., 2.950%, 6/18/2015	1,000,000	1,021,468
Bank of Nova Scotia, 1.300%, 7/21/2017	750,000	750,446
BB&T Corp.:
2.150%, 3/22/2017	1,000,000	1,022,931
3.200%, 3/15/2016	620,000	642,725
BBVA U.S. Senior SAU, 4.664%, 10/9/2015 (2)	2,000,000	2,080,058
Capital One Financial Corp., 1.000%, 11/6/2015	550,000	551,432
Citigroup, Inc.:
1.250%, 1/15/2016	188,000	189,027
1.550%, 8/14/2017 (2)	1,250,000	1,248,429
4.450%, 1/10/2017 (2)	1,000,000	1,072,808
Credit Suisse/New York, 1.375%, 5/26/2017 (2)	1,000,000	1,000,027
Deutsche Bank AG/London, 1.400%, 2/13/2017	2,000,000	2,004,990
Goldman Sachs Group, Inc., 3.625%, 2/7/2016 (2)	1,000,000	1,038,547
Huntington National Bank:
1.300%, 11/20/2016 (2)	500,000	502,328
1.375%, 4/24/2017	1,000,000	1,002,536
Intesa Sanpaolo SpA, 3.125%, 1/15/2016 (2)	1,840,000	1,888,359
Morgan Stanley:
3.800%, 4/29/2016	500,000	523,172
4.000%, 7/24/2015 (2)	1,000,000	1,031,397
National Australia Bank, Ltd., 0.784%, 7/25/2016 (3)	1,500,000	1,511,520
Nordea Bank AB, 3.125%, 3/20/2017 (5)(6)	1,740,000	1,822,740
PNC Bank NA, 1.125%, 1/27/2017	1,000,000	1,002,311
PNC Funding Corp., 2.700%, 9/19/2016 (2)	700,000	724,521
Royal Bank of Canada, 1.450%, 9/9/2016 (2)	2,300,000	2,330,907
Royal Bank of Scotland PLC, 1.875%, 3/31/2017 (2)	2,000,000	2,014,616

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
SunTrust Banks, Inc., 3.600%, 4/15/2016 (2)	$1,200,000	$1,252,357
Svenska Handelsbanken AB, 1.625%, 3/21/2018 (2)	1,900,000	1,902,139
Toronto-Dominion Bank, 1.500%, 9/9/2016 (2)	1,500,000	1,522,559
U.S. Bancorp, 1.650%, 5/15/2017 (2)	1,500,000	1,520,273
Westpac Banking Corp., 1.050%, 11/25/2016 (2)	2,000,000	2,004,560

		38,706,373

Biotechnology — 0.7%
Amgen, Inc., 2.300%, 6/15/2016	1,600,000	1,642,446

Building Materials — 1.0%
CRH America, Inc., 4.125%, 1/15/2016	2,100,000	2,190,229

Chemicals — 0.3%
Rohm & Haas Co., 6.000%, 9/15/2017 (2)	588,000	664,559

Commercial Services — 0.5%
Synchrony Financial, 1.875%, 8/15/2017 (2)	1,000,000	1,007,282

Computers — 1.4%
Apple, Inc., 1.050%, 5/5/2017 (2)	1,500,000	1,502,607
Hewlett-Packard Co., 3.000%, 9/15/2016 (2)	1,430,000	1,485,400

		2,988,007

Diversified Financial Services — 3.4%
American Express Credit Corp., 2.800%, 9/19/2016	1,250,000	1,298,035
BlackRock, Inc., 3.500%, 12/10/2014	1,240,000	1,250,823
Ford Motor Credit Co. LLC:
3.984%, 6/15/2016	1,000,000	1,051,133
4.207%, 4/15/2016	1,000,000	1,050,773
General Electric Capital Corp.:
3.350%, 10/17/2016	2,475,000	2,604,079
4.750%, 9/15/2014 (2)	250,000	250,351

		7,505,194

Electric — 1.4%
Appalachian Power Co., 3.400%, 5/24/2015	1,970,000	2,008,277
Entergy Corp., 3.625%, 9/15/2015	1,000,000	1,027,922

		3,036,199

Engineering & Construction — 0.5%
ABB Finance USA, Inc., 1.625%, 5/8/2017 (2)	1,000,000	1,010,035

Insurance — 2.0%
American International Group, Inc., 5.050%, 10/1/2015	1,030,000	1,079,650
Berkshire Hathaway Finance Corp., 0.950%, 8/15/2016 (2)	625,000	629,517
Berkshire Hathaway, Inc., 1.900%, 1/31/2017 (2)	750,000	766,835
Prudential Covered Trust 2012-1, 2.997%, 9/30/2015 (5)(6)	800,000	818,135
QBE Insurance Group, Ltd., 2.400%, 5/1/2018 (2)(5)(6)	1,000,000	998,306

		4,292,443

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Machinery-Diversified — 1.4%
John Deere Capital Corp., 1.050%, 10/11/2016 (2)	$1,000,000	$1,004,863
Roper Industries, Inc., 2.050%, 10/1/2018	2,000,000	1,999,346

		3,004,209

Media — 1.5%
Comcast Corp., 5.850%, 11/15/2015	1,400,000	1,489,785
DIRECTV Holdings LLC:
3.125%, 2/15/2016	1,255,000	1,297,060
3.550%, 3/15/2015	500,000	508,177

		3,295,022

Mining — 0.7%
Xstrata Finance Canada, Ltd., 2.050%, 10/23/2015 (5)(6)	1,635,000	1,653,479

Miscellaneous Manufacturing — 0.5%
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/2019	1,000,000	1,027,158

Oil & Gas — 2.9%
BP Capital Markets PLC, 0.700%, 11/6/2015	1,575,000	1,578,745
Petrobras International Finance Co., 2.875%, 2/6/2015	1,500,000	1,515,150
Talisman Energy, Inc., 5.125%, 5/15/2015	1,825,000	1,882,323
Woodside Finance, Ltd., 4.500%, 11/10/2014 (2)(5)(6)	1,500,000	1,511,777

		6,487,995

Oil & Gas Services — 0.5%
Schlumberger Norge AS, 1.250%, 8/1/2017 (5)(6)	1,000,000	1,001,063

Pharmaceuticals — 3.3%
AbbVie, Inc., 1.750%, 11/6/2017 (2)	1,670,000	1,680,092
Cardinal Health, Inc., 1.700%, 3/15/2018 (2)	2,000,000	1,992,964
Express Scripts Holding Co., 2.650%, 2/15/2017	1,500,000	1,552,155
GlaxoSmithKline Capital, Inc., 0.700%, 3/18/2016 (2)	1,000,000	1,002,814
Zoetis, Inc., 1.150%, 2/1/2016	1,000,000	1,004,243

		7,232,268

Pipelines — 0.5%
Kinder Morgan Energy Partners LP, 3.500%, 3/1/2016	1,000,000	1,036,602

Real Estate Investment Trusts — 0.9%
Health Care REIT, Inc., 2.250%, 3/15/2018 (2)	2,000,000	2,028,022

Retail — 0.8%
Walgreen Co., 1.000%, 3/13/2015	1,680,000	1,684,353

Semiconductors — 0.7%
Intel Corp., 1.350%, 12/15/2017 (2)	1,600,000	1,600,310

Software — 0.8%
Oracle Corp., 1.200%, 10/15/2017 (2)	1,725,000	1,719,549

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications — 3.1%
AT&T, Inc.:
1.700%, 6/1/2017 (2)	$750,000	$759,799
2.400%, 8/15/2016	1,000,000	1,029,943
British Telecommunications PLC:
1.625%, 6/28/2016	1,500,000	1,517,746
2.000%, 6/22/2015 (2)	1,000,000	1,011,432
Cisco Systems, Inc., 1.100%, 3/3/2017 (2)	800,000	803,078
Verizon Communications, Inc.:
1.350%, 6/9/2017	500,000	500,488
2.000%, 11/1/2016 (2)	750,000	765,061
2.500%, 9/15/2016	500,000	515,792

		6,903,339

Total Corporate Bonds & Notes (identified cost $111,281,461)		112,374,081

Municipals — 1.1%

Texas — 1.1%
Dallas/Fort Worth International Airport, 1.934%, 11/1/2014	1,015,000	1,017,679
Port of Port Arthur Navigation District, 0.190%, 11/1/2040, Call 9/2/2014 (3)	1,500,000	1,500,000

Total Municipals (identified cost $2,516,990)		2,517,679

Mutual Funds — 3.0%
Eaton Vance Institutional Senior Loan Fund, Open-end Cayman Islands Exempted Co., 3.660% (8)	326,711	2,992,673
Fidelity Floating Rate High Income Fund, 3.470%	372,038	3,698,060

Total Mutual Funds (identified cost $6,422,183)		6,690,733

U.S. Government & U.S. Government Agency Obligations — 7.4%

Federal Home Loan Mortgage Corporation — 3.0%
0.500%, 5/13/2016 (2)	$1,850,000	1,852,375
0.875%, 10/14/2016 (2)	1,500,000	1,508,301
1.000%, 7/28/2017 (2)	2,000,000	1,999,780
1.250%, 5/12/2017 (2)	1,250,000	1,260,903

		6,621,359

Federal National Mortgage Association — 1.4%
0.625%, 8/26/2016 (2)	1,000,000	1,000,943
1.125%, 4/27/2017 (2)	1,000,000	1,005,779
1.250%, 9/28/2016 (2)	1,000,000	1,013,212

		3,019,934

U.S. Treasury Bonds & Notes — 3.0%
0.500%, 7/31/2017 (2)	2,000,000	1,974,922
0.625%, 12/15/2016 (2)	1,025,000	1,024,479
0.625%, 5/31/2017 (2)	1,000,000	993,672
0.875%, 4/30/2017 (2)	1,000,000	1,001,406
1.000%, 8/31/2016 (2)	1,500,000	1,514,591

		6,509,070

Total U.S. Government & U.S. Government Agency Obligations (identified cost $16,098,543)		16,150,363

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Short-Term Income Fund (continued)

Description	Shares or Principal Amount	Value
U.S. Government Agency-Mortgage Securities — 1.4%

Federal National Mortgage Association — 1.3%
3.107%, 5/1/2041 (3)	$388,169	$410,787
3.500%, 4/1/2026	258,483	273,548
4.000%, 11/1/2031	912,989	981,649
5.500%, 11/1/2033	291,321	327,277
5.500%, 2/1/2034	217,400	244,290
5.500%, 8/1/2037 (2)	508,210	568,772
7.000%, 12/1/2015	5,111	5,234
7.500%, 9/1/2015	12,473	12,752
9.500%, 12/1/2024	21,053	21,540
9.500%, 1/1/2025	14,722	14,791
9.500%, 1/1/2025	11,808	11,864
10.000%, 7/1/2020	22,457	22,934
11.000%, 12/1/2015	3	3

		2,895,441

Government National Mortgage Association — 0.1%
7.500%, 8/15/2037	79,307	93,043
9.000%, 12/15/2019	14,608	16,639

		109,682

Total U.S. Government Agency-Mortgage Securities
(identified cost $2,926,380)		3,005,123

Short-Term Investments — 22.5%

Collateral Pool Investments for Securities on Loan — 20.4%
Collateral pool allocation (12)		44,715,045

Mutual Funds — 1.0%
BMO Prime Money Market Fund, Class I, 0.010% (10)	2,146,826	2,146,826

Short-Term Municipals — 1.1%

Michigan — 0.9%
County of Wayne, 2.750%, 6/1/2015	$2,000,000	2,003,040

New York — 0.2%
County of Suffolk, 1.500%, 3/26/2015	500,000	503,275

Total Short-Term Municipals		2,506,315

Total Short-Term Investments (identified cost $49,368,148)		49,368,186

Total Investments — 120.0% (identified cost $262,563,531)		263,441,423
Other Assets and Liabilities — (20.0)%		(43,884,514)

Total Net Assets — 100.0%		$219,556,909

Intermediate Tax-Free Fund*

Description	Principal Amount	Value
Municipals — 98.4%

Alabama — 0.9%
Other securities		$12,102,980

Alaska — 0.7%
City of Valdez, 5.000%, 1/1/2021	$5,820,000	6,886,515
Other securities		2,719,299

		9,605,814

Description	Principal Amount	Value
Municipals (continued)

Arizona — 4.7%
Arizona Health Facilities Authority:
1.900%, 2/5/2020, Call 8/9/2019 (3)	$4,500,000	$4,500,045
5.000%, 1/1/2019, Call 1/1/2017	175,000	192,407
5.000%, 1/1/2020, Call 1/1/2017	1,400,000	1,530,732
State of Arizona, AGM:
5.000%, 10/1/2023, Call 4/1/2020	1,000,000	1,112,260
5.250%, 10/1/2024, Call 10/1/2019	5,000,000	5,764,750
Other securities		52,214,161

		65,314,355

Arkansas — 1.4%
Other securities		18,937,895

California — 7.5%
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/1/2016 (3)	2,000,000	2,006,980
1.300%, 4/1/2027, Call 10/1/2026 (3)	5,000,000	5,037,700
Other securities		98,362,167

		105,406,847

Colorado — 2.7%
City & County of Denver, 5.000%, 11/15/2021	500,000	602,670
City & County of Denver, AGC, 0.210%, 11/15/2025, Call 9/2/2014 (3)	5,000,000	5,000,000
Colorado Health Facilities Authority:
3.000%, 12/1/2015	490,000	496,453
4.000%, 12/1/2016	505,000	534,098
4.500%, 2/1/2020	455,000	499,549
5.000%, 12/1/2014 (3)	1,150,000	1,160,994
5.000%, 9/1/2018	530,000	595,042
5.000%, 9/1/2019	560,000	635,443
5.000%, 2/1/2021	475,000	536,199
5.000%, 12/1/2021	875,000	1,011,517
5.000%, 9/1/2022	750,000	861,630
5.000%, 2/1/2024	420,000	478,426
5.000%, 2/1/2029, Call 2/1/2024	2,000,000	2,208,280
5.125%, 11/15/2020, Call 11/15/2016 (3)	555,000	611,660
5.250%, 1/1/2025, Call 1/1/2020	460,000	536,921
Other securities		21,356,721

		37,125,603

Connecticut — 0.2%
Other securities		2,443,634

Delaware — 0.5%
Other securities		7,316,062

District of Columbia — 0.2%
Other securities		2,664,382

Florida — 7.3%
Citizens Property Insurance Corp.:
5.000%, 6/1/2016	1,265,000	1,360,824
5.000%, 6/1/2019	2,615,000	3,036,250
5.375%, 6/1/2016	250,000	270,558

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2016	$1,040,000	$1,118,780
City of Gulf Breeze:
1.750%, 12/1/2015 (3)	11,795,000	11,978,766
5.000%, 12/1/2023, Call 12/1/2020	2,000,000	2,269,900
County of Lee, AMBAC, 5.125%, 10/1/2024, Call 10/1/2016 (7)	7,975,000	8,442,175
County of Madison, 2.000%, 11/1/2014, Call 9/29/2014	9,640,000	9,641,735
Other securities		63,869,245

		101,988,233

Georgia — 3.5%
City of Atlanta Department of Aviation:
5.000%, 1/1/2031, Call 1/1/2024	1,000,000	1,150,180
5.000%, 1/1/2032, Call 1/1/2024	2,500,000	2,862,400
5.000%, 1/1/2033, Call 1/1/2024	1,000,000	1,141,490
5.000%, 1/1/2034, Call 1/1/2024	1,000,000	1,137,180
Main Street Natural Gas, Inc.:
5.000%, 3/15/2017	1,320,000	1,429,494
5.000%, 3/15/2021	5,400,000	6,114,798
5.250%, 9/15/2018	250,000	283,803
Other securities		34,964,188

		49,083,533

Hawaii — 0.0%
Other securities		424,262

Idaho — 0.4%
Other securities		6,039,019

Illinois — 10.1%
City of Chicago, 0.360%, 1/1/2034, Call 9/2/2014 (3)	6,545,000	6,545,000
Cook County Township High School District No. 220 Reavis:
6.000%, 12/1/2030, Call 12/1/2023	1,000,000	1,184,600
6.000%, 12/1/2031, Call 12/1/2023	2,035,000	2,400,160
6.000%, 12/1/2032, Call 12/1/2023	2,160,000	2,532,794
6.000%, 6/1/2033, Call 12/1/2023	2,235,000	2,603,663
Illinois Finance Authority:
5.000%, 5/1/2015	2,095,000	2,146,181
6.000%, 10/1/2024, Call 10/1/2021	1,010,000	1,166,318
6.875%, 10/1/2043, Call 10/1/2021	3,000,000	3,610,830
Village of Franklin Park, AMBAC, 5.000%, 7/1/2016, Call 9/29/2014	1,065,000	1,066,331

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Village of Franklin Park, BAM:
4.000%, 10/1/2018	$425,000	$453,458
4.000%, 10/1/2019	420,000	444,499
4.000%, 10/1/2020	615,000	649,963
5.000%, 10/1/2022, Call 10/1/2021	730,000	808,687
5.000%, 10/1/2023, Call 10/1/2021	685,000	752,034
5.000%, 10/1/2024, Call 10/1/2021	425,000	463,803
5.000%, 10/1/2025, Call 10/1/2021	920,000	997,998
Other securities		113,988,900

		141,815,219

Indiana — 3.0%
Indiana Finance Authority:
3.000%, 7/1/2019	250,000	260,035
5.000%, 8/15/2020	700,000	783,818
5.000%, 5/1/2029, Call 5/1/2022	4,070,000	4,525,962
5.500%, 5/1/2024, Call 5/1/2019	1,000,000	1,161,680
Other securities		35,627,554

		42,359,049

Iowa — 0.6%
City of Randall, 1.250%, 8/1/2016, Call 2/1/2016	5,500,000	5,504,565
Other securities		2,975,181

		8,479,746

Kansas — 0.4%
Other securities		5,700,480

Kentucky — 0.2%
Other securities		2,563,897

Louisiana — 2.2%
Parish of St. Bernard:
4.000%, 3/1/2020	3,470,000	3,748,502
4.000%, 3/1/2021	3,585,000	3,845,343
State of Louisiana, 0.579%, 5/1/2018, Call 11/1/2017 (3)	7,000,000	7,056,280
Other securities		16,146,638

		30,796,763

Maine — 0.1%
Other securities		1,378,649

Maryland — 0.1%
Other securities		1,863,180

Massachusetts — 1.4%
Commonwealth of Massachusetts, NATL-RE FGIC:
0.090%, 12/1/2030, Call 9/2/2014 (3)(13)	1,350,000	1,196,632
0.090%, 12/1/2030, Call 9/4/2014 (3)(13)	7,375,000	6,537,156
Other securities		11,660,413

		19,394,201

Michigan — 5.0%
City of Detroit, 3.500%, 10/7/2016 (3)	6,500,000	6,500,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
City of Detroit Water Supply System Revenue, AGM:
5.000%, 7/1/2018, Call 7/1/2016	$250,000	$266,110
5.000%, 7/1/2019, Call 7/1/2016	50,000	52,785
5.000%, 7/1/2020, Call 7/1/2016	720,000	756,778
5.000%, 7/1/2020, Call 7/1/2016	50,000	52,554
5.000%, 7/1/2023, Call 7/1/2016	200,000	210,108
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.500%, 7/1/2035, Call 7/1/2018	1,035,000	1,143,965
City of Detroit Water Supply System Revenue, NATL-RE:
5.000%, 7/1/2016 (3)	725,000	779,360
5.000%, 7/1/2021, Call 7/1/2015	1,530,000	1,581,194
5.000%, 7/1/2027, Call 7/1/2016	5,000,000	5,115,250
Michigan Finance Authority:
3.000%, 11/1/2015	2,000,000	2,048,280
5.000%, 6/1/2016	1,450,000	1,529,170
5.000%, 11/1/2020	2,000,000	2,307,120
Michigan Finance Authority, AGM:
5.000%, 7/1/2029, Call 7/1/2024 (4)	1,500,000	1,636,080
5.000%, 7/1/2030, Call 7/1/2024 (4)	1,500,000	1,629,690
Other securities		44,618,722

		70,227,166

Minnesota — 1.1%
Other securities		14,753,903

Mississippi — 1.0%
Mississippi Business Finance Corp., 1.200%, 12/1/2036, Call 9/2/2014 (3)	8,500,000	8,500,000
Other securities		5,233,121

		13,733,121

Missouri — 2.4%
Other securities		34,136,417

Montana — 0.2%
Other securities		2,771,832

Nebraska — 0.4%
Other securities		6,104,313

Nevada — 1.9%
Las Vegas Valley Water District, 5.000%, 6/1/2028, Call 6/1/2022	5,115,000	5,935,600
Las Vegas Valley Water District, AGM, 5.000%, 6/1/2028, Call 6/1/2016	2,815,000	3,017,004
Other securities		17,534,512

		26,487,116

Description	Principal Amount	Value
Municipals (continued)

New Hampshire — 0.8%
Other securities		$11,677,331

New Jersey — 2.2%
New Jersey Economic Development Authority:
1.750%, 2/1/2016, Call 8/1/2015 (3)	$3,000,000	3,034,020
5.000%, 6/15/2015	60,000	62,115
5.000%, 6/15/2019	3,000,000	3,425,940
5.000%, 6/15/2020	1,500,000	1,725,000
New Jersey Higher Education Student Assistance Authority:
3.250%, 12/1/2027, Call 12/1/2022 (7)	2,500,000	2,505,750
4.875%, 12/1/2024, Call 12/1/2019	9,500,000	10,312,440
Other securities		9,481,869

		30,547,134

New Mexico — 1.7%
New Mexico Mortgage Finance Authority, GNMA, 2.600%, 2/1/2043, Call 1/1/2023	1,315,806	1,286,661
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC:
4.200%, 7/1/2028, Call 1/1/2017 (7)	455,000	468,645
5.650%, 9/1/2039, Call 3/1/2019	680,000	715,666
6.000%, 9/1/2039, Call 3/1/2019	880,000	909,718
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC COLL:
4.625%, 3/1/2028, Call 9/1/2021	1,030,000	1,043,874
5.350%, 3/1/2030, Call 9/1/2020	2,415,000	2,582,987
New Mexico Municipal Energy Acquisition Authority, 0.854%, 8/1/2019, Call 2/1/2019 (3)	10,000,000	10,059,000
Other securities		6,726,089

		23,792,640

New York — 4.8%
New York City Transitional Finance Authority, 5.000%, 11/1/2024, Call 11/1/2022	5,715,000	6,899,148
New York State Dormitory Authority:
5.000%, 12/15/2023, Call 12/15/2022	4,590,000	5,569,506
5.000%, 3/15/2027, Call 3/15/2022	11,510,000	13,422,387
New York State Thruway Authority, 5.000%, 3/15/2026, Call 9/15/2021	8,490,000	9,982,202
Rensselaer County Industrial Development Agency, 0.230%, 10/30/2035, Call 9/2/2014 (3)	7,785,000	7,785,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
Other securities		$22,922,314

		66,580,557

North Carolina — 1.3%
Other securities		18,402,232

North Dakota — 2.4%
North Dakota Public Finance Authority:
4.000%, 6/1/2022	$2,345,000	2,619,107
4.000%, 6/1/2023	2,440,000	2,733,874
4.000%, 6/1/2024, Call 6/1/2023	2,190,000	2,448,267
4.000%, 6/1/2025, Call 6/1/2023	1,145,000	1,271,477
Williston Parks & Recreation District:
4.500%, 3/1/2020	1,455,000	1,620,041
4.500%, 3/1/2025, Call 3/1/2021	2,525,000	2,734,499
4.625%, 3/1/2026, Call 3/1/2021	2,620,000	2,834,080
Other securities		16,664,914

		32,926,259

Ohio — 2.7%
City of Cleveland:
5.000%, 1/1/2022, Call 1/1/2021	2,320,000	2,644,174
5.000%, 10/1/2024, Call 10/1/2022	460,000	541,770
5.000%, 10/1/2028, Call 10/1/2022	1,075,000	1,231,466
5.000%, 10/1/2029, Call 10/1/2022	1,130,000	1,288,369
5.000%, 10/1/2029, Call 10/1/2022	2,290,000	2,610,943
5.000%, 1/1/2031, Call 1/1/2022	1,270,000	1,380,122
City of Cleveland, AGC, 5.000%, 10/1/2017	425,000	477,313
City of Cleveland, AGM:
5.000%, 1/1/2030, Call 1/1/2022	1,000,000	1,101,570
5.000%, 1/1/2031, Call 1/1/2022	1,000,000	1,090,740
Other securities		26,084,465

		38,450,932

Oklahoma — 1.1%
Delaware County Justice Authority:
3.750%, 9/1/2029, Call 9/1/2017	2,900,000	2,844,146
4.000%, 9/1/2018	415,000	448,515
4.000%, 9/1/2019	740,000	804,831
4.000%, 9/1/2020	700,000	758,898
4.000%, 9/1/2021	805,000	871,268
Other securities		9,207,323

		14,934,981

Oregon — 0.8%
Other securities		11,716,894

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania — 2.5%
Other securities		$35,724,121

Puerto Rico — 0.6%
Other securities		8,214,542

Rhode Island — 1.0%
Rhode Island Student Loan Authority:
3.950%, 12/1/2017	$250,000	269,717
4.000%, 12/1/2022, Call 12/1/2021 (7)	2,885,000	2,970,858
4.200%, 12/1/2018, Call 12/1/2017	600,000	647,100
4.250%, 12/1/2020, Call 12/1/2017	500,000	527,225
4.250%, 12/1/2025, Call 12/1/2021 (7)	2,205,000	2,240,633
4.500%, 12/1/2021, Call 12/1/2017	1,000,000	1,056,430
4.750%, 12/1/2028, Call 12/1/2021 (7)	1,000,000	1,026,750
4.750%, 12/1/2029, Call 12/1/2021 (7)	680,000	696,062
Other securities		4,117,419

		13,552,194

South Carolina — 1.3%
Other securities		18,256,202

South Dakota — 0.9%
South Dakota Health & Educational Facilities Authority:
4.250%, 9/1/2023	740,000	812,424
4.500%, 9/1/2018	500,000	536,190
4.500%, 9/1/2020	900,000	975,582
4.500%, 9/1/2021, Call 9/1/2020	1,080,000	1,163,938
4.500%, 9/1/2022, Call 9/1/2020	1,005,000	1,071,762
5.000%, 11/1/2024, Call 11/1/2019	1,000,000	1,105,960
5.000%, 9/1/2027, Call 9/1/2024	1,170,000	1,301,250
South Dakota Health & Educational Facilities Authority, AMBAC, 5.000%, 8/1/2022, Call 8/1/2017	980,000	1,030,539
Other securities		5,076,681

		13,074,326

Tennessee — 1.4%
Tennessee Energy Acquisition Corp.:
5.000%, 2/1/2023	5,185,000	5,896,797
5.250%, 9/1/2021	3,810,000	4,388,549
5.250%, 9/1/2022	250,000	287,790
Other securities		8,512,966

		19,086,102

Texas — 5.5%
Dallas/Fort Worth International Airport:
5.000%, 11/1/2024, Call 11/1/2022 (4)	1,000,000	1,179,400
5.000%, 11/1/2032, Call 11/1/2020	5,000,000	5,588,100

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Dallas/Fort Worth International Airport: (continued)
5.000%, 11/1/2033, Call 11/1/2023	$2,000,000	$2,233,240
5.250%, 11/1/2033, Call 11/1/2023	1,200,000	1,373,400
Harris County Cultural Education Facilities Finance Corp.:
0.800%, 6/1/2020 (3)	2,000,000	2,001,060
0.880%, 6/1/2021 (3)	2,400,000	2,402,928
5.250%, 10/1/2029, Call 10/1/2019	1,550,000	1,793,551
Harris County Hospital District, NATL-RE, 5.250%, 2/15/2027, Call 2/15/2017	5,615,000	6,120,462
North Texas Tollway Authority:
0.850%, 1/1/2019, Call 7/1/2018 (3)	1,750,000	1,754,357
5.750%, 1/1/2038, Call 1/1/2018	3,105,000	3,449,065
6.125%, 1/1/2031, Call 1/1/2016	400,000	421,564
North Texas Tollway Authority, AGC, 5.750%, 1/1/2038, Call 1/1/2019	1,725,000	1,964,033
North Texas Tollway Authority, BHAC, 5.125%, 1/1/2028, Call 1/1/2018	500,000	556,150
Other securities		46,839,676

		77,676,986

Utah — 1.3%
Other securities		18,455,351

Vermont — 0.1%
Other securities		2,028,031

Virginia — 0.3%
Other securities		4,538,304

Washington — 1.1%
Other securities		15,231,957

West Virginia — 0.5%
Other securities		6,753,844

Wisconsin — 3.9%
State of Wisconsin:
5.000%, 11/1/2025, Call 11/1/2022 (4)	3,500,000	4,216,520
5.000%, 5/1/2027, Call 5/1/2022	1,500,000	1,765,560
5.750%, 5/1/2029, Call 5/1/2019	1,090,000	1,301,449
6.000%, 5/1/2033, Call 5/1/2019	1,415,000	1,708,230
6.000%, 5/1/2036, Call 5/1/2019	1,965,000	2,338,920
Wisconsin Health & Educational Facilities Authority:
4.750%, 10/15/2029, Call 10/15/2021	605,000	655,808
5.000%, 4/15/2016	1,000,000	1,070,720
5.000%, 8/15/2018	1,000,000	1,113,310

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority: (continued)
5.000%, 6/1/2019	$845,000	$881,986
5.000%, 6/1/2019	2,860,000	3,286,741
5.000%, 7/1/2019	990,000	1,119,601
5.000%, 8/15/2019	250,000	286,680
5.000%, 8/15/2019	955,000	1,076,342
5.000%, 8/15/2020	1,060,000	1,202,453
5.000%, 8/15/2021	1,160,000	1,318,514
5.000%, 10/1/2022	750,000	898,440
5.000%, 8/15/2029, Call 8/15/2022	1,700,000	1,896,775
5.000%, 4/1/2032, Call 10/1/2022	4,560,000	5,133,010
5.000%, 8/15/2032, Call 8/15/2022	5,000,000	5,487,200
5.250%, 12/15/2029, Call 12/15/2019	120,000	132,410
5.375%, 8/15/2024, Call 2/15/2020	1,625,000	1,903,948
Wisconsin Health & Educational Facilities Authority, AGM, 5.000%, 7/15/2027, Call 7/15/2021	3,655,000	4,012,532
Other securities		11,483,735

		54,290,884

Wyoming — 0.1%
Other securities		1,669,900

Total Municipals (identified cost $1,326,635,864)		1,378,599,375

Mutual Funds — 0.4%
Other securities		5,898,069

Short-Term Investments — 1.2%

Mutual Funds — 1.1%
BMO Tax-Free Money Market Fund, Class I, 0.036% (10)	15,311,546	15,311,546

Short-Term Municipals — 0.1%

Michigan — 0.1%
Michigan Finance Authority, SAW, 2.850%, 8/20/2015	$1,000,000	999,990

Total Short-Term Investments (identified cost $16,311,546)		16,311,536

Total Investments — 100.0% (identified cost $1,348,355,881)		1,400,808,980
Other Assets and Liabilities — 0.0%		658,061

Total Net Assets — 100.0%		$1,401,467,041

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mortgage Income Fund

Description	Principal Amount	Value
Asset-Backed Security — 0.3%

Federal Home Loan Mortgage Corporation — 0.3%
0.415%, 8/25/2031, (Series T-32) (3)	$376,704	$368,331

Total Asset-Backed Securities (identified cost $376,704)		368,331

Collateralized Mortgage Obligations — 13.4%

Federal Home Loan Mortgage Corporation — 0.1%
5.000%, 5/15/2033, (Series 2791)	114,219	117,529

Federal National Mortgage Association — 0.8%
0.555%, 4/25/2034, (Series 2004-25) (3)	464,864	468,212
4.000%, 10/25/2032, (Series 2003-28)	18,960	19,292
4.000%, 3/25/2041, (Series 2012-21)	612,806	652,112

		1,139,616

Government National Mortgage Association — 0.8%
4.500%, 8/20/2028, (Series 2009-116)	965,000	1,045,395

Private Sponsor — 11.7%
Alternative Loan Trust, Class 1A1, (Series 2004-24CB), 6.000%, 11/25/2034	1,507,695	1,583,621
Banc of America Funding Trust, Class 2A1, (Series 2005-5), 5.500%, 9/25/2035	875,289	908,963
Chase Mortgage Finance Trust:
Class 7A1, (Series 2007-A2), 4.948%, 7/25/2037 (3)	1,054,114	978,838
Class A1, (Series 2005-S2), 5.500%, 10/25/2035	1,370,996	1,450,562
ChaseFlex Trust, Class 4A3, (Series 2005-2), 6.000%, 5/25/2020	288,975	289,665
Freddie Mac Structured Agency Credit Risk Debt Notes, Class M2, (Series 2014-DN1), 2.355%, 2/25/2024 (3)	2,000,000	2,032,350
GSR Mortgage Loan Trust, Class 2A4, (Series 2007-1F), 5.500%, 1/25/2037	368,592	369,902
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.461%, 11/25/2034 (3)	1,648,091	1,701,361
RFMSI Series Trust, Class A2, (Series 2006-S4), 6.000%, 4/25/2036	1,332,385	1,277,135
Wells Fargo Mortgage Backed Securities Trust:
Class 1A2, (Series 2006-6), 5.750%, 5/25/2036	990,328	986,479
Class A1, (Series 2006-AR19), 5.429%, 12/25/2036 (3)	1,134,684	1,129,526
Class A1, (Series 2007-15), 6.000%, 11/25/2037	1,696,450	1,706,972
Class A8, (Series 2007-11), 6.000%, 8/25/2037	1,297,393	1,297,231

		15,712,605

Total Collateralized Mortgage Obligations (identified cost $17,614,461)		18,015,145

Description	Principal Amount	Value
Commercial Mortgage Securities — 7.9%

Private Sponsor — 7.9%
Banc of America Commercial Mortgage Trust, Class A3, (Series 2006-6), 5.369%, 10/10/2045	$1,000,000	$1,020,683
Citigroup Commercial Mortgage Trust, Class B, (Series 2014-GC23), 4.175%, 7/10/2047	1,000,000	1,019,762
FREMF Mortgage Trust, Class B, (Series 2012-K19), 4.176%, 5/25/2045 (3)(5)(6)	2,000,000	2,068,020
FREMF Mortgage Trust, Class B, (Series 2014-K37), 4.713%, 1/25/2047 (3)(5)(6)	2,000,000	2,117,122
JP Morgan Chase Commercial Mortgage Securities Trust, Class B, (Series 2014-C20), 4.399%, 7/15/2047 (3)	2,000,000	2,073,936
Morgan Stanley Bank of America Merrill Lynch Trust, Class B, (Series 2013-C13), 4.907%, 11/15/2046 (3)	2,000,000	2,170,670
Wachovia Bank Commercial Mortgage Trust, Class APB, (Series 2005-C18), 4.807%, 4/15/2042	240,808	242,104

Total Commercial Mortgage Securities (identified cost $10,650,686)		10,712,297

U.S. Government Agency-Mortgage Securities — 70.4%

Federal Home Loan Mortgage Corporation — 17.5%
3.000%, 2/1/2029	2,846,545	2,952,775
3.500%, 4/1/2042	125,650	129,535
3.500%, 7/1/2044	1,496,202	1,539,524
4.000%, 10/1/2031 (2)	2,912,643	3,123,570
4.000%, 12/1/2040	708,271	751,436
4.000%, 2/1/2044	3,886,214	4,135,527
4.500%, 9/1/2031	837,663	912,740
4.500%, 3/1/2039	1,113,528	1,213,139
4.500%, 5/1/2039 (2)	2,285,128	2,495,379
4.500%, 7/1/2040	59,691	65,205
4.500%, 11/1/2040	1,546,716	1,685,083
4.500%, 2/1/2041 (2)	2,098,873	2,271,503
5.000%, 12/1/2022	338,045	364,858
5.000%, 1/1/2040	519,714	578,870
5.500%, 11/1/2018	341,029	361,965
5.500%, 10/1/2021	351,336	382,658
5.500%, 7/1/2035	83,344	92,898
6.000%, 12/1/2036	82,204	92,344
6.000%, 12/1/2037	50,440	57,036
6.500%, 9/1/2016	15,816	16,356
7.500%, 4/1/2024	72,958	84,263
7.500%, 4/1/2027	36,610	43,220
8.000%, 8/1/2030	41,482	46,504
8.500%, 9/1/2024	36,568	41,820
9.000%, 6/1/2019	25,468	27,164
9.500%, 2/1/2025	19,364	19,613

		23,484,985

Federal National Mortgage Association — 50.4%
2.558%, 2/1/2044 (2)(3)	4,536,327	4,682,333
3.000%, 8/1/2032	342,079	352,015
3.000%, 5/1/2043 (2)	7,057,113	7,047,945
3.000%, 5/1/2043	2,810,517	2,805,121

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Mortgage Income Fund (continued)

Description	Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal National Mortgage Association (continued)
3.500%, 7/1/2032	$761,934	$799,904
3.500%, 10/1/2042	3,476,092	3,584,314
3.500%, 5/1/2043 (2)	3,688,071	3,815,209
3.500%, 9/1/2043 (4)	2,898,261	2,998,177
3.500%, 10/1/2043	3,844,050	3,963,727
4.000%, 11/1/2031	1,521,648	1,636,081
4.000%, 2/1/2041 (2)	2,480,495	2,632,743
4.000%, 3/1/2041	455,764	483,738
4.000%, 11/1/2041	1,403,627	1,490,864
4.000%, 9/1/2043	1,895,875	2,019,054
4.000%, 5/1/2044	3,974,378	4,218,643
4.500%, 6/1/2039	1,988,236	2,171,991
4.500%, 4/1/2041	6,946,414	7,521,854
4.500%, 8/1/2041 (2)	2,632,107	2,853,493
4.500%, 6/1/2042	1,807,363	1,974,943
5.000%, 5/1/2018	346,504	366,710
5.000%, 5/1/2042 (2)	2,033,308	2,250,911
5.500%, 1/1/2023	305,253	339,034
5.500%, 10/1/2024	474,032	527,802
5.500%, 2/1/2036	389,074	436,773
5.500%, 7/1/2036	770,036	864,517
5.500%, 8/1/2037 (2)	1,356,292	1,517,917
6.000%, 10/1/2016	53,969	55,678
6.000%, 9/1/2021	462,049	501,780
6.000%, 5/1/2039	1,337,084	1,511,939
6.500%, 9/1/2016	33,072	34,142
6.500%, 9/1/2016	69,817	72,072
6.500%, 8/1/2030	719,100	812,140
6.500%, 12/1/2031	40,964	46,966
6.500%, 11/1/2037	193,818	211,487
7.000%, 3/1/2029	88,647	103,999
7.000%, 7/1/2029	260,382	306,603
7.000%, 2/1/2030	185,917	208,985
7.500%, 10/1/2030	36,885	42,458
8.000%, 10/1/2028	324,380	375,227
8.000%, 4/1/2030	70,549	84,475

		67,723,764

Government National Mortgage Association — 2.5%
5.000%, 4/15/2034	517,011	570,090
5.500%, 9/15/2033	1,112,736	1,248,850
6.000%, 12/20/2033	1,265,217	1,454,252
7.000%, 8/15/2031	61,601	69,143
9.500%, 10/15/2024	17,969	19,690

		3,362,025

Total U.S. Government Agency-Mortgage Securities
(identified cost $92,201,386)		94,570,774

Short-Term Investments — 28.7%

Collateral Pool Investments for Securities on Loan — 24.4%
Collateral pool allocation (12)		32,768,731

Description	Shares	Value
Short-Term Investments (continued)

Mutual Funds — 4.3%
BMO Government Money Market Fund, Class I, 0.010% (10)	5,780,283	$5,780,283

Total Short-Term Investments (identified cost $38,549,014)		38,549,014

Total Investments — 120.7% (identified cost $159,392,251)		162,215,561
Other Assets and Liabilities — (20.7)%		(27,829,174)

Total Net Assets — 100.0%		$134,386,387

TCH Intermediate Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 11.6%

Automobiles — 3.7%
Honda Auto Receivables Owner Trust, Class A4, (Series 2011-2), 1.550%, 8/18/2017	$3,489,361	$3,491,476
Hyundai Auto Receivables Trust, Class A4, (Series 2011-B), 1.650%, 2/15/2017	380,847	381,993
Volkswagen Auto Loan Enhanced Trust, Class A4, (Series 2011-1), 1.980%, 9/20/2017	1,494,494	1,500,596

		5,374,065

Credit Cards — 3.2%
Citibank Credit Card Issuance Trust:
Class A7, (Series 2003-A7), 4.150%, 7/7/2017	3,000,000	3,095,217
Class A8, (Series 2004-A8), 4.900%, 12/12/2016	1,150,000	1,164,879
GE Capital Credit Card Master Note Trust, Class A, (Series 2009-4), 3.800%, 11/15/2017	425,000	428,028

		4,688,124

Other Financial — 4.7%
Ally Master Owner Trust:
Class A, (Series 2010-2), 4.250%, 4/15/2017 (5)(6)	2,500,000	2,542,655
Class A, (Series 2010-4), 1.225%, 8/15/2017 (3)	2,000,000	2,014,524
Class A1, (Series 2012-1), 0.955%, 2/15/2017 (3)	2,250,000	2,256,446

		6,813,625

Total Asset-Backed Securities (identified cost $16,927,403)		16,875,814

Commercial Mortgage Securities — 1.9%

Private Sponsor — 1.9%
Wachovia Bank Commercial Mortgage Trust, Class A7, (Series 2005-C20), 5.118%, 7/15/2042 (3)	2,725,716	2,795,225

Total Commercial Mortgage Securities (identified cost $2,800,271)		2,795,225

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Intermediate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes — 56.6%

Banks — 13.0%
Australia & New Zealand Banking Group, Ltd., 4.500%, 3/19/2024 (5)(6)	$1,300,000	$1,351,133
Banco Santander Chile, 1.134%, 4/11/2017 (3)(5)(6)	1,000,000	1,003,721
Bank of America Corp., 0.494%, 10/14/2016 (2)(3)	1,000,000	997,836
Barclays Bank PLC, 0.811%, 2/17/2017 (3)	1,500,000	1,508,244
Goldman Sachs Group, Inc.:
1.436%, 4/30/2018 (3)	1,000,000	1,019,300
4.000%, 3/3/2024	1,000,000	1,031,947
HSBC Holdings PLC, 4.250%, 3/14/2024 (2)	1,000,000	1,040,157
ING Bank NV, 5.800%, 9/25/2023 (2)(5)(6)	1,000,000	1,137,267
Intesa Sanpaolo SpA, 5.017%, 6/26/2024 (5)(6)	800,000	809,039
JPMorgan Chase & Co., 5.125%, 9/15/2014 (2)	2,000,000	2,002,958
Mizuho Financial Group Cayman 3, Ltd., 4.600%, 3/27/2024 (5)(6)	1,000,000	1,059,110
Morgan Stanley:
0.714%, 10/15/2015 (3)	1,000,000	1,003,228
4.100%, 5/22/2023	1,000,000	1,019,813
5.000%, 11/24/2025 (2)	1,250,000	1,343,913
Standard Chartered PLC, 5.200%, 1/26/2024 (2)(5)(6)	1,000,000	1,085,332
Westpac Banking Corp., 0.562%, 5/19/2017 (3)	1,500,000	1,503,423

		18,916,421

Chemicals — 1.2%
Braskem Finance, Ltd., 5.750%, 4/15/2021 (2)(5)(6)	1,600,000	1,690,000

Commercial Services — 1.4%
ADT Corp., 4.125%, 4/15/2019 (2)	2,000,000	2,010,000

Diversified Financial Services — 3.5%
American Express Credit Corp., 0.497%, 6/5/2017 (3)	2,000,000	2,005,214
HSBC Finance Corp., 5.000%, 6/30/2015	1,000,000	1,036,097
Jefferies Group LLC, 5.125%, 1/20/2023	1,000,000	1,085,312
Nomura Holdings, Inc., 1.680%, 9/13/2016 (3)	1,000,000	1,015,769

		5,142,392

Electric — 1.7%
Alliant Energy Corp., 4.000%, 10/15/2014	1,500,000	1,506,663
Entergy Corp., 3.625%, 9/15/2015	1,000,000	1,027,922

		2,534,585

Environmental Control — 1.4%
Waste Management, Inc., 6.375%, 3/11/2015	2,000,000	2,061,420

Food — 1.8%
Delhaize Group SA, 4.125%, 4/10/2019	1,000,000	1,060,867

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Food (continued)
H.J. Heinz Co., 4.250%, 10/15/2020 (2)	$1,500,000	$1,522,500

		2,583,367

Healthcare-Products — 0.8%
Hospira, Inc., 5.800%, 8/12/2023	1,000,000	1,132,540

Healthcare-Services — 1.1%
Quest Diagnostics, Inc., 4.250%, 4/1/2024	1,500,000	1,547,848

Holding Companies-Diversified — 1.3%
Leucadia National Corp., 5.500%, 10/18/2023 (2)	1,800,000	1,917,436

Insurance — 1.5%
Principal Life Global Funding II, 0.608%, 5/27/2016 (3)(5)(6)	1,000,000	1,004,578
Prudential Financial, Inc., 3.875%, 1/14/2015	1,100,000	1,113,281

		2,117,859

Internet — 0.9%
Expedia, Inc., 5.950%, 8/15/2020	1,100,000	1,245,862

Iron/Steel — 3.7%
Allegheny Technologies, Inc., 5.875%, 8/15/2023	1,000,000	1,104,916
GTL Trade Finance, Inc., 5.893%, 4/29/2024 (2)(5)(6)	1,750,000	1,848,875
Reliance Steel & Aluminum Co., 4.500%, 4/15/2023 (2)	1,000,000	1,041,758
Samarco Mineracao SA, 4.125%, 11/1/2022 (2)(5)(6)	1,500,000	1,446,750

		5,442,299

Machinery-Diversified — 0.7%
Xylem, Inc., 3.550%, 9/20/2016	1,000,000	1,049,949

Mining — 4.0%
Barrick Gold Corp., 4.100%, 5/1/2023 (2)	1,000,000	1,016,017
BHP Billiton Finance USA, Ltd., 0.484%, 9/30/2016 (3)	1,700,000	1,703,357
Freeport-McMoRan, Inc.:
3.100%, 3/15/2020 (2)	1,000,000	1,014,843
3.550%, 3/1/2022 (2)	750,000	754,798
Kinross Gold Corp., 5.950%, 3/15/2024 (2)(5)(6)	1,250,000	1,302,505

		5,791,520

Oil & Gas — 0.7%
Petrobras International Finance Co., 5.750%, 1/20/2020 (2)	1,000,000	1,080,450

Packaging & Containers — 0.8%
Ball Corp., 5.000%, 3/15/2022 (2)	1,100,000	1,148,125

Pharmaceuticals — 3.5%
Merck & Co., Inc., 0.421%, 5/18/2016 (3)	1,500,000	1,504,272
Mylan, Inc., 4.200%, 11/29/2023 (2)	2,000,000	2,094,564
Pfizer, Inc., 5.350%, 3/15/2015	1,400,000	1,436,490

		5,035,326

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

TCH Intermediate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Pipelines — 3.4%
Energy Transfer Partners LP, 4.150%, 10/1/2020 (2)	$2,000,000	$2,118,338
Sunoco Logistics Partners Operations LP, 3.450%, 1/15/2023	1,000,000	985,676
Williams Cos., Inc., 4.550%, 6/24/2024 (2)	1,750,000	1,765,780

		4,869,794

Real Estate Investment Trusts — 3.2%
EPR Properties, 5.250%, 7/15/2023 (2)	1,250,000	1,339,388
Hospitality Properties Trust, 4.650%, 3/15/2024 (2)	600,000	626,523
Senior Housing Properties Trust:
4.750%, 5/1/2024	1,000,000	1,029,905
6.750%, 4/15/2020	1,500,000	1,724,455

		4,720,271

Telecommunications — 6.3%
CenturyLink, Inc., 5.625%, 4/1/2020 (2)	1,000,000	1,061,250
Deutsche Telekom International Finance BV, 3.125%, 4/11/2016 (5)(6)	1,500,000	1,552,953
Frontier Communications Corp., 7.125%, 1/15/2023 (2)	1,000,000	1,060,000
Indosat Palapa Co. BV, 7.375%, 7/29/2020 (5)(6)	1,000,000	1,081,250
Motorola Solutions, Inc., 4.000%, 9/1/2024 (2)	500,000	499,992
Telefonaktiebolaget LM Ericsson, 4.125%, 5/15/2022	1,000,000	1,051,477
Verizon Communications, Inc.:
1.761%, 9/15/2016 (3)	500,000	513,814
5.150%, 9/15/2023	2,000,000	2,266,040

		9,086,776

Transportation — 0.7%
Asciano Finance, Ltd., 4.625%, 9/23/2020 (5)(6)	1,000,000	1,067,152

Total Corporate Bonds & Notes (identified cost $79,663,818)		82,191,392

U.S. Government & U.S. Government Agency Obligations — 14.1%

U.S. Treasury Bonds & Notes — 14.1%
1.250%, 2/29/2020 (2)	10,000,000	9,727,340
1.625%, 1/15/2018 (2)	2,275,260	2,449,104
2.000%, 4/30/2016 (2)	5,000,000	5,134,475
4.250%, 8/15/2015 (2)	3,000,000	3,118,008

Total U.S. Government & U.S. Government Agency Obligations (identified cost $20,656,437)		20,428,927

U.S. Government Agency-Mortgage Securities — 12.2%

Federal Home Loan Mortgage Corporation — 8.4%
3.500%, 10/1/2043	3,820,448	3,931,069
3.500%, 2/1/2044 (2)	3,898,787	4,011,677
4.000%, 4/1/2044 (2)	3,935,693	4,168,725

		12,111,471

Description	Shares or Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal National Mortgage Association — 3.8%
3.500%, 9/1/2034 (2)	$5,000,000	$5,229,100
5.500%, 8/1/2037 (2)	239,346	267,868

		5,496,968

Total U.S. Government Agency-Mortgage Securities
(identified cost $17,321,427)		17,608,439

Short-Term Investments — 43.9%

Collateral Pool Investments for Securities on Loan — 41.0%
Collateral pool allocation (12)		59,488,303

Mutual Funds — 2.9%
BMO Prime Money Market Fund, Class I, 0.010% (10)	4,217,503	4,217,503

Total Short-Term Investments (identified cost $63,705,806)		63,705,806

Total Investments — 140.3% (identified cost $201,075,162)		203,605,603
Other Assets and Liabilities — (40.3)%		(58,455,782)

Total Net Assets — 100.0%		$145,149,821

TCH Corporate Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 2.5%

Automobiles — 2.5%
Ally Auto Receivables Trust, Class A4, (Series 2011-1), 2.230%, 3/15/2016	$609,989	$611,601
Hyundai Auto Receivables Trust:
Class A4, (Series 2010-A), 2.450%, 12/15/2016	760,118	762,894
Class A4, (Series 2010-B), 1.630%, 3/15/2017	2,352,664	2,365,180
Volkswagen Auto Loan Enhanced Trust, Class A4, (Series 2011-1), 1.980%, 9/20/2017	1,271,909	1,277,102

Total Asset-Backed Securities (identified cost $5,022,833)		5,016,777

Corporate Bonds & Notes — 87.3%

Advertising — 0.6%
WPP Finance UK, 8.000%, 9/15/2014	1,225,000	1,227,782

Agriculture — 0.4%
Altria Group, Inc., 10.200%, 2/6/2039	97,000	168,433
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	250,000	313,670
Reynolds American, Inc., 7.750%, 6/1/2018	250,000	298,199

		780,302

Auto Manufacturers — 0.9%
Jaguar Land Rover Automotive PLC:
4.125%, 12/15/2018 (5)(6)	1,000,000	1,020,000
5.625%, 2/1/2023 (2)(5)(6)	450,000	476,437

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Auto Manufacturers (continued)
Nissan Motor Acceptance Corp., 0.934%, 9/26/2016 (3)(5)(6)	$250,000	$251,665

		1,748,102

Banks — 15.5%
ABN AMRO Bank NV, 1.035%, 10/28/2016 (3)(5)(6)	750,000	757,504
Banco de Costa Rica, 5.250%, 8/12/2018 (5)(6)	800,000	828,000
Banco Santander Chile, 1.134%, 4/11/2017 (3)(5)(6)	1,000,000	1,003,721
BanColombia SA, 6.125%, 7/26/2020 (2)	500,000	542,500
Bank of America Corp.:
1.050%, 3/22/2016 (3)	1,500,000	1,511,508
1.105%, 4/1/2019 (2)(3)	1,000,000	1,008,731
6.875%, 4/25/2018	250,000	291,745
Branch Banking & Trust Co., 0.565%, 10/28/2015 (3)	2,500,000	2,502,180
Citigroup, Inc.:
0.501%, 6/9/2016 (3)	1,000,000	995,887
0.770%, 3/10/2017 (3)	750,000	751,966
Deutsche Bank AG/London, 0.705%, 5/30/2017 (3)	1,000,000	1,001,222
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,199,590
Goldman Sachs Group, Inc.:
1.436%, 4/30/2018 (3)	1,500,000	1,528,950
6.750%, 10/1/2037 (2)	1,000,000	1,235,894
7.500%, 2/15/2019	300,000	362,923
HSBC USA, Inc., 0.530%, 6/23/2017 (3)	1,500,000	1,501,854
ING Bank NV, 5.800%, 9/25/2023 (2)(5)(6)	500,000	568,633
Itau Unibanco Holding SA/Cayman Island, 5.500%, 8/6/2022 (5)(6)	1,400,000	1,445,500
JPMorgan Chase & Co.:
1.281%, 3/20/2015 (3)	1,500,000	1,508,439
4.625%, 5/10/2021	300,000	332,226
Morgan Stanley:
5.500%, 1/26/2020	1,000,000	1,137,598
5.500%, 7/28/2021 (2)	1,000,000	1,150,597
6.000%, 4/28/2015	500,000	517,776
National City Bank/Cleveland, 0.581%, 12/15/2016 (3)	550,000	548,456
PNC Funding Corp., 4.250%, 9/21/2015	1,365,000	1,419,772
Turkiye Halk Bankasi AS, 4.750%, 6/4/2019 (5)(6)	1,000,000	1,010,900
Turkiye Is Bankasi, 7.850%, 12/10/2023 (5)(6)	250,000	276,525
Wachovia Corp., 0.576%, 10/28/2015 (3)	750,000	751,905
Wells Fargo & Co.:
0.435%, 10/28/2015 (3)	1,500,000	1,501,629
1.154%, 6/26/2015 (3)	1,000,000	1,007,432
Wells Fargo Bank NA, 4.875%, 2/1/2015	750,000	763,845

		30,965,408

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Beverages — 1.0%
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/2014	$1,000,000	$1,009,993
PepsiCo, Inc., 0.445%, 2/26/2016 (3)	1,000,000	1,002,350

		2,012,343

Biotechnology — 1.3%
Amgen, Inc.:
0.615%, 5/22/2017 (3)	1,000,000	1,002,557
4.850%, 11/18/2014	1,500,000	1,513,815

		2,516,372

Chemicals — 2.6%
Braskem America Finance Co., 7.125%, 7/22/2041 (5)(6)	1,000,000	1,035,000
Braskem Finance, Ltd., 5.750%, 4/15/2021 (2)(5)(6)	500,000	528,125
Dow Chemical Co., 8.550%, 5/15/2019	250,000	318,816
Lubrizol Corp., 5.500%, 10/1/2014	750,000	752,926
Mexichem SAB de C.V., 6.750%, 9/19/2042 (5)(6)	1,500,000	1,665,000
OCP SA, 6.875%, 4/25/2044 (5)(6)	800,000	866,000

		5,165,867

Commercial Services — 2.1%
ADT Corp.:
3.500%, 7/15/2022	1,000,000	895,000
4.125%, 4/15/2019 (2)	500,000	502,500
4.125%, 6/15/2023 (2)	500,000	466,250
4.875%, 7/15/2042	1,000,000	853,750
McGraw-Hill Financial, Inc., 6.550%, 11/15/2037	1,400,000	1,472,775

		4,190,275

Diversified Financial Services — 7.2%
AerCap Ireland Capital, Ltd., 4.500%, 5/15/2021 (2)(5)(6)	2,000,000	2,044,900
Blackstone Holdings Finance Co. LLC:
6.250%, 8/15/2042 (2)(5)(6)	250,000	319,315
6.625%, 8/15/2019 (5)(6)	350,000	419,342
Ford Motor Credit Co. LLC, 1.483%, 5/9/2016 (2)(3)	1,000,000	1,015,066
General Electric Capital Corp.:
0.614%, 7/10/2015 (3)	2,000,000	2,006,468
1.103%, 5/9/2016 (3)	700,000	708,437
4.875%, 3/4/2015	1,000,000	1,023,085
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (5)(6)	100,000	101,499
Jefferies Group, LLC:
6.500%, 1/20/2043	2,000,000	2,244,010
8.500%, 7/15/2019	250,000	313,313
Legg Mason, Inc., 5.625%, 1/15/2044	750,000	845,165
NASDAQ OMX Group, Inc., 5.550%, 1/15/2020	500,000	556,391
Navient LLC, 7.250%, 1/25/2022	1,250,000	1,398,437
Nomura Holdings, Inc., 1.680%, 9/13/2016 (3)	1,500,000	1,523,653

		14,519,081

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Electric — 1.6%
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (5)(6)	$1,000,000	$1,049,440
Georgia Power Co., 0.551%, 3/15/2016 (3)	500,000	499,817
State Grid Overseas Investment 2014, Ltd., 4.125%, 5/7/2024 (5)(6)	1,500,000	1,566,800

		3,116,057

Environmental Control — 0.1%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	305,087

Food — 3.5%
ConAgra Foods, Inc., 0.603%, 7/21/2016 (3)	2,000,000	2,002,426
General Mills, Inc., 5.200%, 3/17/2015	1,300,000	1,333,377
HJ Heinz Finance Co., 7.125%, 8/1/2039 (5)(6)	1,000,000	1,102,500
Kroger Co., 0.763%, 10/17/2016 (3)	1,000,000	1,003,058
Nabisco, Inc., 7.550%, 6/15/2015	1,500,000	1,582,761

		7,024,122

Forest Products & Paper — 0.2%
International Paper Co., 8.700%, 6/15/2038	250,000	384,282

Healthcare-Products — 1.0%
Hospira, Inc., 5.800%, 8/12/2023	1,000,000	1,132,540
Mallinckrodt International Finance SA, 4.750%, 4/15/2023	850,000	805,375

		1,937,915

Healthcare-Services — 0.7%
Humana, Inc., 8.150%, 6/15/2038	850,000	1,250,623
Quest Diagnostics, Inc., 6.400%, 7/1/2017 (2)	150,000	169,416

		1,420,039

Holding Companies-Diversified — 1.4%
Alfa SAB de C.V., 6.875%, 3/25/2044 (5)(6)	1,000,000	1,130,000
Leucadia National Corp.:
5.500%, 10/18/2023	1,000,000	1,065,242
6.625%, 10/23/2043	500,000	557,017

		2,752,259

Insurance — 4.1%
Aflac, Inc., 8.500%, 5/15/2019	300,000	383,918
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	326,342
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	300,000	386,981
MetLife, Inc., 5.000%, 6/15/2015	2,500,000	2,591,115
Primerica, Inc., 4.750%, 7/15/2022	500,000	550,578

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Insurance (continued)
Prudential Financial, Inc.:
4.750%, 6/13/2015	$1,250,000	$1,290,991
5.100%, 9/20/2014	1,500,000	1,503,080
Voya Financial, Inc., 5.500%, 7/15/2022	1,000,000	1,147,526

		8,180,531

Internet — 1.0%
Expedia, Inc., 5.950%, 8/15/2020	1,000,000	1,132,602
Netflix, Inc., 5.750%, 3/1/2024 (5)(6)	750,000	789,375

		1,921,977

Iron/Steel — 3.5%
Allegheny Technologies, Inc., 5.875%, 8/15/2023	1,000,000	1,104,916
ArcelorMittal:
6.000%, 3/1/2021 (2)	500,000	540,625
7.500%, 10/15/2039	1,000,000	1,092,500
GTL Trade Finance, Inc., 7.250%, 4/16/2044 (2)(5)(6)	2,000,000	2,122,500
Samarco Mineracao SA, 5.750%, 10/24/2023 (2)(5)(6)	1,000,000	1,073,000
Vale Overseas, Ltd., 6.875%, 11/21/2036	1,000,000	1,183,850

		7,117,391

Lodging — 0.6%
Hyatt Hotels Corp., 5.375%, 8/15/2021 (2)	1,000,000	1,133,106

Machinery-Diversified — 0.5%
CNH Industrial Capital LLC, 3.625%, 4/15/2018 (2)	1,000,000	1,012,500

Media — 3.0%
CBS Corp., 8.875%, 5/15/2019	250,000	322,153
DIRECTV Holdings LLC, 6.350%, 3/15/2040 (2)	750,000	931,172
NBCUniversal Enterprise, Inc., 0.771%, 4/15/2016 (3)(5)(6)	1,000,000	1,002,636
Time Warner Cable, Inc., 6.750%, 6/15/2039	1,000,000	1,315,311
Walt Disney Co., 0.544%, 5/30/2019 (2)(3)	2,500,000	2,504,098

		6,075,370

Mining — 2.5%
Barrick North America Finance LLC, 5.750%, 5/1/2043 (2)	1,000,000	1,082,489
Glencore Finance Canada, Ltd., 6.900%, 11/15/2037 (5)(6)	1,000,000	1,204,019
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	100,000	130,265
Southern Copper Corp., 7.500%, 7/27/2035 (2)	1,250,000	1,540,600
Teck Resources, Ltd., 6.250%, 7/15/2041	1,000,000	1,108,592

		5,065,965

Miscellaneous Manufacturing — 1.0%
Tyco Electronics Group SA, 0.437%, 1/29/2016 (3)	2,000,000	2,000,438

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Oil & Gas — 5.3%
Chesapeake Energy Corp., 6.125%, 2/15/2021 (2)	$500,000	$568,750
Ecopetrol SA, 7.375%, 9/18/2043	1,000,000	1,280,000
Hess Corp., 8.125%, 2/15/2019	300,000	374,356
KazMunayGas National Co. JSC, 5.750%, 4/30/2043 (5)(6)	1,000,000	996,450
Nabors Industries, Inc., 4.625%, 9/15/2021	1,000,000	1,095,675
Nexen Energy ULC, 5.875%, 3/10/2035	1,000,000	1,176,683
Petrobras Global Finance BV, 4.375%, 5/20/2023 (2)	1,000,000	989,180
Pride International, Inc., 6.875%, 8/15/2020 (2)	1,000,000	1,206,692
Rowan Cos., Inc., 5.400%, 12/1/2042	1,000,000	994,697
Transocean, Inc., 7.500%, 4/15/2031	250,000	298,401
Valero Energy Corp.:
6.625%, 6/15/2037	1,000,000	1,261,926
9.375%, 3/15/2019	250,000	324,516

		10,567,326

Oil & Gas Services — 0.2%
Weatherford International, Ltd.:
9.625%, 3/1/2019	250,000	324,885
9.875%, 3/1/2039 (2)	100,000	158,742

		483,627

Packaging & Containers — 1.4%
Ball Corp.:
4.000%, 11/15/2023 (2)	500,000	481,250
5.000%, 3/15/2022	2,000,000	2,087,500
Bemis Co., Inc., 6.800%, 8/1/2019	250,000	297,472

		2,866,222

Pharmaceuticals — 4.1%
Actavis Funding SCS, 4.850%, 6/15/2044 (2)(5)(6)	1,500,000	1,549,326
Endo Finance LLC, 7.000%, 7/15/2019 (5)(6)	1,500,000	1,601,250
Forest Laboratories, Inc., 4.375%, 2/1/2019 (5)(6)	900,000	970,466
Merck Sharp & Dohme Corp., 4.750%, 3/1/2015	2,500,000	2,555,557
Pfizer, Inc., 5.350%, 3/15/2015 (2)	1,500,000	1,539,096

		8,215,695

Pipelines — 2.2%
El Paso Pipeline Partners Operating Co. LLC, 7.500%, 11/15/2040	250,000	332,050
Energy Transfer Partners LP:
6.500%, 2/1/2042	1,500,000	1,808,464
9.000%, 4/15/2019	250,000	317,904
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	150,000	189,748
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (5)(6)	250,000	267,500

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Pipelines (continued)
Williams Cos., Inc., 4.550%, 6/24/2024	$1,500,000	$1,513,525

		4,429,191

Real Estate Investment Trusts — 2.1%
Duke Realty LP, 7.375%, 2/15/2015	950,000	978,276
EPR Properties:
5.250%, 7/15/2023 (2)	1,000,000	1,071,510
5.750%, 8/15/2022	1,500,000	1,658,373
Hospitality Properties Trust, 4.500%, 6/15/2023	500,000	513,547

		4,221,706

Retail — 3.0%
Bed Bath & Beyond, Inc., 5.165%, 8/1/2044	2,500,000	2,605,197
Best Buy Co., Inc., 5.000%, 8/1/2018 (2)	750,000	776,250
Kohl’s Corp., 6.875%, 12/15/2037 (2)	150,000	189,557
L Brands, Inc.:
6.950%, 3/1/2033	500,000	526,250
7.600%, 7/15/2037	1,250,000	1,390,625
QVC, Inc., 5.125%, 7/2/2022	250,000	268,821
TJX Cos., Inc., 6.950%, 4/15/2019	250,000	303,069

		6,059,769

Semiconductors — 1.0%
Micron Technology, Inc., 5.500%, 2/1/2025 (5)(6)	2,000,000	2,030,000

Sovereign — 0.6%
Costa Rica Government International Bond, 4.375%, 4/30/2025 (2)(5)(6)	1,000,000	952,500
Republic of Armenia, 6.000%, 9/30/2020 (5)(6)	250,000	261,250

		1,213,750

Telecommunications — 9.9%
AT&T, Inc.:
0.620%, 2/12/2016 (3)	1,500,000	1,504,920
5.100%, 9/15/2014	2,000,000	2,002,960
CenturyLink, Inc.:
7.600%, 9/15/2039	1,000,000	1,022,500
7.650%, 3/15/2042	2,000,000	2,040,000
Colombia Telecomunicaciones SA ESP, 5.375%, 9/27/2022 (2)	800,000	822,000
Frontier Communications Corp.:
8.125%, 10/1/2018 (2)	750,000	876,375
9.000%, 8/15/2031	500,000	542,500
Motorola Solutions, Inc., 5.500%, 9/1/2044	2,500,000	2,600,310
Telecom Italia Capital SA:
6.375%, 11/15/2033	1,500,000	1,550,625
7.200%, 7/18/2036	1,500,000	1,674,375
Telefonica Europe BV, 8.250%, 9/15/2030	1,250,000	1,745,505
Verizon Communications, Inc., 6.400%, 9/15/2033 (2)	2,000,000	2,529,024
Windstream Corp., 7.500%, 6/1/2022 (2)	750,000	818,437

		19,729,531

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

TCH Corporate Income Fund (continued)

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Transportation — 0.9%
CSX Corp., 6.250%, 4/1/2015	$1,000,000	$1,032,987
FedEx Corp., 8.000%, 1/15/2019	250,000	311,092
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (5)(6)	500,000	566,250

		1,910,329

Venture Capital — 0.3%
KKR Group Finance Co. II LLC, 5.500%, 2/1/2043 (5)(6)	500,000	561,550

Total Corporate Bonds & Notes (identified cost $162,821,764)		174,861,267

Municipals — 0.3%

California — 0.3%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	500,000	599,460

Total Municipals (identified cost $500,000)		599,460

U.S. Government & U.S. Government Agency Obligations — 4.2%

U.S. Treasury Bonds & Notes — 4.2%
3.000%, 8/31/2016 (2)	4,000,000	4,196,720
3.250%, 5/31/2016	4,000,000	4,196,328

Total U.S. Government & U.S. Government Agency Obligations (identified cost $8,389,343)		8,393,048

Short-Term Investments — 20.1%

Collateral Pool Investments for Securities on Loan — 16.1%

Collateral pool allocation (12)		32,099,509

Mutual Funds — 2.5%
BMO Prime Money Market Fund, Class I, 0.010% (10)	5,075,402	5,075,402

U.S. Treasury Bills — 1.5%
0.025%, 1/2/2015 (9)	$3,000,000	2,999,835

Total Short-Term Investments (identified cost $40,174,658)		40,174,746

Total Investments — 114.4% (identified cost $216,908,598)		229,045,298
Other Assets and Liabilities — (14.4)%		(28,899,808)

Total Net Assets — 100.0%		$200,145,490

TCH Core Plus Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 0.6%

Automobiles — 0.6%
Hyundai Auto Receivables Trust, Class A4, (Series 2010-A), 2.450%, 12/15/2016	$4,073,040	$4,087,914

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Automobiles (continued)
Volkswagen Auto Loan Enhanced Trust, Class A4, (Series 2011-1), 1.980%, 9/20/2017	$1,701,179	$1,708,125

Total Asset-Backed Securities (identified cost $5,825,891)		5,796,039

Commercial Mortgage Securities — 0.1%

Private Sponsor — 0.1%
Bear Stearns Commercial Mortgage Securities, Class A4, (Series 2007-T28), 5.742%, 9/11/2042 (3)	500,000	554,630

Total Commercial Mortgage Securities (identified cost $339,242)		554,630

Corporate Bonds & Notes — 51.7%

Advertising — 0.3%
WPP Finance UK, 8.000%, 9/15/2014	2,500,000	2,505,678

Agriculture — 0.3%
Altria Group, Inc., 10.200%, 2/6/2039	81,000	140,650
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019 (2)	500,000	627,340
Lorillard Tobacco Co., 8.125%, 5/1/2040 (2)	1,000,000	1,388,633
Reynolds American, Inc., 7.750%, 6/1/2018	250,000	298,199

		2,454,822

Auto Manufacturers — 1.3%
Jaguar Land Rover Automotive PLC:
4.125%, 12/15/2018 (5)(6)	4,000,000	4,080,000
5.625%, 2/1/2023 (2)(5)(6)	3,000,000	3,176,250
Nissan Motor Acceptance Corp., 0.934%, 9/26/2016 (3)(5)(6)	5,000,000	5,033,290

		12,289,540

Banks — 8.0%
Banco Bradesco SA/Cayman Islands, 5.750%, 3/1/2022 (5)(6)	2,000,000	2,114,000
Banco de Costa Rica, 5.250%, 8/12/2018 (5)(6)	2,500,000	2,587,500
BanColombia SA:
5.950%, 6/3/2021 (2)	750,000	839,625
6.125%, 7/26/2020 (2)	900,000	976,500
Bank of America Corp.:
1.050%, 3/22/2016 (3)	5,000,000	5,038,360
6.875%, 4/25/2018	250,000	291,745
Citigroup, Inc.:
0.770%, 3/10/2017 (3)	6,000,000	6,015,732
1.194%, 7/25/2016 (2)(3)	3,000,000	3,030,306
Deutsche Bank AG/London, 0.705%, 5/30/2017 (3)	3,000,000	3,003,666
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,199,590
Goldman Sachs Group, Inc.:
1.436%, 4/30/2018 (2)(3)	5,000,000	5,096,500
6.750%, 10/1/2037 (2)	750,000	926,921
7.500%, 2/15/2019	700,000	846,819

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
HSBC USA, Inc., 0.530%, 6/23/2017 (3)	$4,000,000	$4,004,944
ING Bank NV, 5.800%, 9/25/2023 (2)(5)(6)	3,000,000	3,411,801
Itau Unibanco Holding SA/Cayman Island, 5.500%, 8/6/2022 (2)(5)(6)	5,000,000	5,162,500
JPMorgan Chase & Co.:
0.683%, 4/23/2015 (3)	1,000,000	1,002,585
1.281%, 3/20/2015 (3)	1,500,000	1,508,439
Morgan Stanley:
5.000%, 11/24/2025 (2)	6,000,000	6,450,780
5.500%, 7/28/2021 (2)	1,500,000	1,725,895
6.000%, 4/28/2015	4,000,000	4,142,212
Royal Bank of Canada, 0.936%, 10/30/2014 (3)	750,000	750,886
Standard Chartered PLC, 5.200%, 1/26/2024 (2)(5)(6)	3,500,000	3,798,662
Turkiye Halk Bankasi AS, 4.750%, 6/4/2019 (5)(6)	3,500,000	3,538,150
Turkiye Is Bankasi, 7.850%, 12/10/2023 (5)(6)	2,250,000	2,488,725
Wells Fargo & Co., 0.435%, 10/28/2015 (3)	5,000,000	5,005,430

		74,958,273

Beverages — 0.5%
PepsiCo, Inc., 0.445%, 2/26/2016 (3)	5,000,000	5,011,750

Biotechnology — 1.1%
Amgen, Inc.:
0.615%, 5/22/2017 (3)	5,000,000	5,012,785
4.850%, 11/18/2014	3,000,000	3,027,630
Gilead Sciences, Inc., 2.400%, 12/1/2014	2,000,000	2,009,722

		10,050,137

Chemicals — 2.5%
Braskem America Finance Co., 7.125%, 7/22/2041 (5)(6)	7,000,000	7,245,000
Dow Chemical Co., 9.400%, 5/15/2039	500,000	832,381
Grupo Idesa SA de C.V., 7.875%, 12/18/2020 (5)(6)	2,750,000	2,983,750
Mexichem SAB de C.V., 6.750%, 9/19/2042 (2)(5)(6)	8,400,000	9,324,000
OCP SA, 6.875%, 4/25/2044 (5)(6)	2,500,000	2,706,250

		23,091,381

Commercial Services — 1.5%
ADT Corp.:
3.500%, 7/15/2022 (2)	2,750,000	2,461,250
4.875%, 7/15/2042 (2)	7,000,000	5,976,250
6.250%, 10/15/2021 (2)	1,000,000	1,060,000
McGraw-Hill Financial, Inc., 6.550%, 11/15/2037	4,000,000	4,207,928

		13,705,428

Computers — 0.2%
Hewlett-Packard Co., 1.174%, 1/14/2019 (2)(3)	2,250,000	2,281,311

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Diversified Financial Services — 3.1%
AerCap Ireland Capital, Ltd., 4.500%, 5/15/2021 (5)(6)	$4,000,000	$4,089,800
Blackstone Holdings Finance Co. LLC:
6.250%, 8/15/2042 (2)(5)(6)	1,000,000	1,277,260
6.625%, 8/15/2019 (5)(6)	400,000	479,248
Ford Motor Credit Co. LLC:
1.013%, 1/17/2017 (3)	2,000,000	2,014,362
1.483%, 5/9/2016 (3)	4,000,000	4,060,264
General Electric Capital Corp., 0.833%, 1/8/2016 (3)	4,000,000	4,026,900
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (5)(6)	100,000	101,499
Jefferies Group, LLC:
6.500%, 1/20/2043	5,000,000	5,610,025
8.500%, 7/15/2019 (2)	250,000	313,313
NASDAQ OMX Group, Inc., 5.550%, 1/15/2020 (2)	1,000,000	1,112,781
Navient LLC, 7.250%, 1/25/2022 (2)	1,500,000	1,678,125
Nomura Holdings, Inc., 1.680%, 9/13/2016 (3)	4,000,000	4,063,076

		28,826,653

Electric — 2.0%
Appalachian Power Co., 3.400%, 5/24/2015	2,000,000	2,038,860
CMS Energy Corp., 5.050%, 3/15/2022	1,000,000	1,136,544
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (5)(6)	1,000,000	1,049,440
Entergy Corp., 3.625%, 9/15/2015	5,000,000	5,139,610
Georgia Power Co., 0.551%, 3/15/2016 (3)	4,000,000	3,998,536
State Grid Overseas Investment 2014, Ltd., 4.125%, 5/7/2024 (5)(6)	5,500,000	5,744,931

		19,107,921

Environmental Control — 0.0%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	305,087

Food — 1.5%
ConAgra Foods, Inc., 0.603%, 7/21/2016 (3)	4,000,000	4,004,852
General Mills, Inc., 5.200%, 3/17/2015	1,500,000	1,538,512
H.J. Heinz Co., 4.250%, 10/15/2020 (2)	3,000,000	3,045,000
HJ Heinz Finance Co., 7.125%, 8/1/2039 (5)(6)	3,500,000	3,858,750
Nabisco, Inc., 7.550%, 6/15/2015	2,000,000	2,110,348

		14,557,462

Forest Products & Paper — 0.0%
International Paper Co., 8.700%, 6/15/2038	250,000	384,282

Healthcare-Products — 1.1%
Hospira, Inc., 5.800%, 8/12/2023	4,000,000	4,530,160

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Healthcare-Products (continued)
Mallinckrodt International Finance SA, 4.750%, 4/15/2023	$6,000,000	$5,685,000

		10,215,160

Healthcare-Services — 0.1%
Humana, Inc., 8.150%, 6/15/2038	500,000	735,660
Quest Diagnostics, Inc., 6.400%, 7/1/2017 (2)	250,000	282,360

		1,018,020

Holding Companies-Diversified — 0.8%
Leucadia National Corp.:
5.500%, 10/18/2023	4,000,000	4,260,968
6.625%, 10/23/2043	3,000,000	3,342,102

		7,603,070

Insurance — 1.2%
Aflac, Inc., 8.500%, 5/15/2019	700,000	895,808
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	326,342
First American Financial Corp., 4.300%, 2/1/2023	2,000,000	2,047,500
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	350,000	451,478
MetLife, Inc., 5.000%, 6/15/2015 (2)	4,500,000	4,664,007
Prudential Financial, Inc., 5.100%, 9/20/2014	1,500,000	1,503,080
Voya Financial, Inc., 5.500%, 7/15/2022	1,000,000	1,147,526

		11,035,741

Internet — 0.5%
Expedia, Inc., 5.950%, 8/15/2020	1,000,000	1,132,602
Netflix, Inc., 5.750%, 3/1/2024 (5)(6)	3,250,000	3,420,625

		4,553,227

Iron/Steel — 2.6%
Allegheny Technologies, Inc., 5.875%, 8/15/2023	2,000,000	2,209,832
ArcelorMittal:
6.000%, 3/1/2021 (2)	750,000	810,938
7.500%, 10/15/2039	1,000,000	1,092,500
Cliffs Natural Resources, Inc., 4.800%, 10/1/2020 (2)	1,000,000	950,924
Glencore Funding LLC:
1.398%, 5/27/2016 (2)(3)(5)(6)	1,500,000	1,508,974
4.125%, 5/30/2023 (2)(5)(6)	2,000,000	2,044,888
GTL Trade Finance, Inc., 7.250%, 4/16/2044 (2)(5)(6)	6,000,000	6,367,500
Samarco Mineracao SA, 5.750%, 10/24/2023 (2)(5)(6)	5,000,000	5,365,000
Vale Overseas, Ltd., 6.875%, 11/21/2036 (2)	3,500,000	4,143,475

		24,494,031

Media — 1.2%
CBS Corp., 8.875%, 5/15/2019	500,000	644,306
Comcast Corp., 6.500%, 1/15/2015	2,500,000	2,555,073

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Media (continued)
DIRECTV Holdings LLC, 6.350%, 3/15/2040 (2)	$1,000,000	$1,241,563
NBCUniversal Enterprise, Inc., 0.771%, 4/15/2016 (2)(3)(5)(6)	4,000,000	4,010,544
Time Warner Cable, Inc., 6.750%, 6/15/2039	1,100,000	1,446,842
Walt Disney Co., 0.544%, 5/30/2019 (2)(3)	1,000,000	1,001,639

		10,899,967

Mining — 2.8%
Barrick North America Finance LLC, 5.700%, 5/30/2041 (2)	4,000,000	4,242,964
Glencore Finance Canada, Ltd., 6.900%, 11/15/2037 (5)(6)	2,500,000	3,010,047
Newmont Mining Corp., 6.250%, 10/1/2039	2,000,000	2,158,888
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	400,000	521,061
Southern Copper Corp.:
5.250%, 11/8/2042 (2)	5,000,000	4,894,250
7.500%, 7/27/2035 (2)	3,000,000	3,697,440
Teck Resources, Ltd., 6.250%, 7/15/2041	6,050,000	6,706,982
Volcan Cia Minera SAA, 5.375%, 2/2/2022 (5)(6)	1,250,000	1,278,125

		26,509,757

Miscellaneous Manufacturing — 0.6%
Tyco Electronics Group SA, 0.437%, 1/29/2016 (3)	6,000,000	6,001,314

Oil & Gas — 3.4%
Chesapeake Energy Corp., 6.125%, 2/15/2021 (2)	1,000,000	1,137,500
Ecopetrol SA:
7.375%, 9/18/2043	6,000,000	7,680,000
7.625%, 7/23/2019 (2)	500,000	611,600
Hess Corp., 8.125%, 2/15/2019	250,000	311,963
KazMunayGas National Co. JSC, 5.750%, 4/30/2043 (5)(6)	3,000,000	2,989,350
Nexen Energy ULC, 5.875%, 3/10/2035	3,000,000	3,530,049
Pacific Rubiales Energy Corp., 5.125%, 3/28/2023 (2)(5)(6)	750,000	761,250
Petrobras Global Finance BV, 5.625%, 5/20/2043 (2)	4,200,000	4,094,580
Petroleos Mexicanos, 6.375%, 1/23/2045 (5)(6)	2,500,000	3,031,250
Pride International, Inc., 7.875%, 8/15/2040	1,000,000	1,478,479
Rowan Cos., Inc., 5.400%, 12/1/2042	6,000,000	5,968,182
Transocean, Inc., 7.500%, 4/15/2031	250,000	298,401
Valero Energy Corp., 9.375%, 3/15/2019	250,000	324,516

		32,217,120

Oil & Gas Services — 0.0%
Weatherford International, Ltd., 9.625%, 3/1/2019	250,000	324,885

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Packaging & Containers — 1.3%
Ball Corp.:
4.000%, 11/15/2023 (2)	$4,000,000	$3,850,000
5.000%, 3/15/2022 (2)	7,500,000	7,828,125
Bemis Co., Inc., 6.800%, 8/1/2019	250,000	297,472

		11,975,597

Pharmaceuticals — 1.4%
Actavis Funding SCS, 3.850%, 6/15/2024 (5)(6)	3,000,000	3,040,743
Endo Finance LLC, 7.000%, 7/15/2019 (2)(5)(6)	5,000,000	5,337,500
Merck Sharp & Dohme Corp., 4.750%, 3/1/2015	1,000,000	1,022,223
Pfizer, Inc., 5.350%, 3/15/2015 (2)	4,000,000	4,104,256

		13,504,722

Pipelines — 0.3%
Energy Transfer Partners LP:
6.500%, 2/1/2042	1,000,000	1,205,643
9.000%, 4/15/2019 (2)	250,000	317,904
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	250,000	316,246
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (5)(6)	500,000	535,000

		2,374,793

Real Estate Investment Trusts — 1.4%
Duke Realty LP, 7.375%, 2/15/2015	3,350,000	3,449,709
EPR Properties:
5.250%, 7/15/2023 (2)	5,000,000	5,357,550
5.750%, 8/15/2022	1,000,000	1,105,582
Health Care REIT, Inc., 4.500%, 1/15/2024 (2)	2,500,000	2,643,120
Hospitality Properties Trust, 4.500%, 6/15/2023	1,000,000	1,027,094

		13,583,055

Retail — 1.4%
Best Buy Co., Inc., 5.000%, 8/1/2018 (2)	2,000,000	2,070,000
Brinker International, Inc., 3.875%, 5/15/2023	2,000,000	1,977,376
L Brands, Inc.:
6.950%, 3/1/2033	2,500,000	2,631,250
7.600%, 7/15/2037	6,000,000	6,675,000
QVC, Inc., 5.125%, 7/2/2022	250,000	268,822

		13,622,448

Semiconductors — 0.9%
Micron Technology, Inc., 5.500%, 2/1/2025 (5)(6)	8,000,000	8,120,000

Sovereign — 1.2%
Costa Rica Government International Bond, 5.625%, 4/30/2043 (5)(6)	5,000,000	4,612,500
Republic of Armenia, 6.000%, 9/30/2020 (5)(6)	1,500,000	1,567,500
Republic of Costa Rica, 7.000%, 4/4/2044 (5)(6)	2,000,000	2,140,000

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Sovereign (continued)
Slovenia Government International Bond, 5.250%, 2/18/2024 (5)(6)	$2,500,000	$2,725,000

		11,045,000

Telecommunications — 6.6%
AT&T, Inc., 0.620%, 2/12/2016 (3)	4,000,000	4,013,120
CenturyLink, Inc.:
7.600%, 9/15/2039 (2)	6,500,000	6,646,250
7.650%, 3/15/2042	6,750,000	6,885,000
Frontier Communications Corp.:
7.875%, 1/15/2027	2,500,000	2,600,000
8.125%, 10/1/2018 (2)	500,000	584,250
9.000%, 8/15/2031 (2)	500,000	542,500
Motorola Solutions, Inc., 5.500%, 9/1/2044	9,000,000	9,361,116
Telecom Italia Capital SA:
6.375%, 11/15/2033	5,000,000	5,168,750
7.721%, 6/4/2038	3,500,000	4,095,000
Telefonica Europe BV, 8.250%, 9/15/2030	1,530,000	2,136,498
Verizon Communications, Inc.:
1.981%, 9/14/2018 (3)	2,000,000	2,106,970
5.150%, 9/15/2023	5,000,000	5,665,100
6.550%, 9/15/2043 (2)	9,000,000	11,608,929
Windstream Corp., 7.500%, 6/1/2022 (2)	1,000,000	1,091,250

		62,504,733

Transportation — 0.4%
CSX Corp., 6.250%, 4/1/2015	2,500,000	2,582,468
FedEx Corp., 8.000%, 1/15/2019 (2)	250,000	311,092
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (5)(6)	500,000	566,250

		3,459,810

Trucking & Leasing — 0.2%
Aviation Capital Group Corp., 4.625%, 1/31/2018 (2)(5)(6)	2,000,000	2,097,004

Total Corporate Bonds & Notes (identified cost $456,315,312)		486,689,179

Municipals — 0.0%

California — 0.0%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	300,000	359,676

Total Municipals (identified cost $300,000)		359,676

U.S. Government & U.S. Government Agency Obligations — 15.9%

U.S. Treasury Bonds & Notes — 15.9%
0.125%, 1/15/2023 (2)	4,646,340	4,618,388
0.625%, 7/15/2021 (2)	5,287,150	5,526,309
1.375%, 7/15/2018 (2)	5,526,100	5,957,180
1.750%, 1/15/2028 (2)	1,706,445	1,988,142
1.875%, 7/15/2019 (2)	5,581,000	6,199,486
2.000%, 4/30/2016 (2)	10,000,000	10,268,950
2.000%, 7/31/2020 (2)	10,000,000	10,088,280
2.000%, 9/30/2020 (2)	10,000,000	10,060,940

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations (continued)

U.S. Treasury Bonds & Notes (continued)
2.000%, 11/30/2020 (2)	$2,500,000	$2,510,450
2.000%, 2/15/2023 (2)	15,000,000	14,744,535
2.125%, 1/15/2019 (2)	4,995,270	5,548,261
2.125%, 8/15/2021 (2)	10,000,000	10,060,160
2.250%, 1/31/2015 (2)	5,000,000	5,045,115
2.250%, 11/30/2017 (2)	10,000,000	10,367,580
2.500%, 5/15/2024 (2)	5,000,000	5,071,875
3.000%, 8/31/2016 (2)	15,000,000	15,737,700
3.250%, 5/31/2016	10,000,000	10,490,820
4.000%, 2/15/2015 (2)	7,500,000	7,633,298
4.125%, 5/15/2015 (2)	7,500,000	7,712,842

Total U.S. Government & U.S. Government Agency Obligations (identified cost $149,300,129)		149,630,311

U.S. Government Agency-Mortgage Securities — 27.1%

Federal Home Loan Mortgage Corporation — 16.1%
3.000%, 11/1/2042 (2)	1,785,693	1,779,784
3.000%, 4/1/2043 (2)	7,425,718	7,422,986
3.000%, 4/1/2043	2,146,451	2,148,325
3.000%, 4/1/2043	2,851,661	2,842,653
3.000%, 5/1/2043 (2)	3,750,865	3,737,928
3.000%, 7/1/2043 (2)	14,287,782	14,238,503
3.000%, 9/1/2043 (2)	14,372,119	14,322,549
3.500%, 12/1/2040	1,345,133	1,386,680
3.500%, 12/1/2041	1,493,024	1,539,175
3.500%, 3/1/2042	495,792	511,122
3.500%, 12/1/2042	1,146,952	1,180,162
3.500%, 7/1/2043 (2)	7,039,303	7,243,126
3.500%, 9/1/2043 (2)	14,397,631	14,814,514
3.500%, 11/1/2043 (2)	14,385,327	14,801,854
3.500%, 1/1/2044 (2)	14,512,836	14,933,055
3.500%, 2/1/2044 (2)	14,620,452	15,043,788
4.000%, 4/1/2026	940,786	1,004,082
4.000%, 10/1/2031 (2)	1,456,321	1,561,785
4.000%, 12/1/2039	1,154,321	1,222,668
4.000%, 12/1/2040	467,529	496,022
4.000%, 12/1/2040 (2)	6,436,027	6,817,104
4.000%, 3/1/2041	508,120	538,206
4.000%, 4/1/2041 (2)	10,994,518	11,684,841
4.000%, 8/1/2041	320,872	339,870
4.000%, 11/1/2041	1,211,294	1,283,014
4.500%, 9/1/2031	658,164	717,153
4.500%, 3/1/2039	347,978	379,106
4.500%, 5/1/2039 (2)	1,191,123	1,300,716
4.500%, 2/1/2040	315,512	340,934
4.500%, 11/1/2040	928,030	1,011,050
4.500%, 2/1/2041 (2)	1,836,514	1,987,565
5.000%, 12/1/2022	149,052	160,874
5.000%, 12/1/2035	155,272	171,269
5.000%, 1/1/2038	82,539	90,825
5.000%, 3/1/2038	279,485	307,542
5.000%, 3/1/2038	83,317	91,681
5.000%, 2/1/2039	291,074	320,711
5.000%, 1/1/2040	372,838	415,276
6.000%, 6/1/2037	369,671	415,438
6.000%, 11/1/2037	205,762	231,357
6.000%, 1/1/2038	365,616	410,712

		151,246,005

Description	Shares or Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal National Mortgage Association — 10.5%
3.000%, 3/1/2043 (2)	$3,802,192	$3,796,466
3.000%, 7/1/2043 (2)	9,513,027	9,488,864
3.000%, 7/1/2043 (2)	19,079,128	19,030,667
3.000%, 8/1/2043 (2)	14,427,532	14,387,900
3.500%, 7/1/2032	761,934	799,904
3.500%, 5/1/2042	1,759,738	1,814,524
3.500%, 10/1/2042	1,272,938	1,314,933
3.500%, 10/1/2042	1,662,218	1,713,967
3.500%, 10/1/2042	2,152,205	2,219,210
3.500%, 11/1/2042	871,082	898,201
3.500%, 12/1/2042	1,759,004	1,813,767
3.500%, 1/1/2043 (2)	4,619,885	4,786,963
3.500%, 5/1/2043 (2)	18,501,912	19,077,932
4.000%, 11/1/2040	569,988	604,973
4.000%, 1/1/2041	1,011,919	1,074,029
4.000%, 2/1/2041	870,571	924,005
4.000%, 2/1/2041 (2)	4,737,745	5,028,539
4.000%, 3/1/2041	315,049	334,386
4.000%, 11/1/2041	1,052,720	1,118,148
4.500%, 6/1/2039 (2)	1,767,321	1,930,658
4.500%, 8/1/2041 (2)	1,052,843	1,141,397
5.000%, 7/1/2022	711,536	768,577
5.000%, 3/1/2035	596,268	659,039
5.000%, 5/1/2042 (2)	1,355,539	1,500,607
5.500%, 2/1/2034	99,565	111,881
5.500%, 7/1/2036	554,757	622,824
5.500%, 8/1/2037 (2)	1,037,164	1,160,760
5.500%, 6/1/2038	129,222	143,640
6.000%, 12/1/2038	85,799	96,636
6.000%, 5/1/2039	427,031	482,876
6.500%, 10/1/2037	126,143	142,336
6.500%, 11/1/2037	96,909	105,743

		99,094,352

Government National Mortgage Association — 0.5%
4.000%, 10/15/2040	930,516	994,536
4.000%, 12/15/2040	1,318,577	1,408,955
4.000%, 4/15/2041	1,203,739	1,286,246
5.500%, 8/20/2038	228,496	243,969
5.500%, 2/15/2039	113,724	126,285
6.000%, 10/15/2038	45,537	51,255
6.000%, 12/15/2038	153,442	172,708
6.000%, 1/15/2039	77,754	87,521

		4,371,475

Total U.S. Government Agency-Mortgage Securities
(identified cost $249,634,988)		254,711,832

Short-Term Investments — 49.7%

Collateral Pool Investments for Securities on Loan — 45.9%
Collateral pool allocation (12)		431,400,107

Mutual Funds — 2.7%
BMO Prime Money Market Fund, Class I, 0.010% (10)	25,586,741	25,586,741

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Short-Term Investments (continued)

U.S. Treasury Bills — 1.1%
0.025%, 1/2/2015 (9)	$10,000,000	$9,999,450

Total Short-Term Investments (identified cost $466,986,005)		466,986,298

Total Investments — 145.1% (identified cost $1,328,701,567)		1,364,727,965
Other Assets and Liabilities — (45.1)%		(424,009,139)

Total Net Assets — 100.0%		$940,718,826

Monegy High Yield Bond Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 97.9%

Advertising — 0.4%
MDC Partners, Inc., 6.750%, 4/1/2020 (5)(6)	$264,000	$277,200

Aerospace/Defense — 1.6%
AAR Corp., 7.250%, 1/15/2022	318,000	348,210
Spirit Aerosystems, Inc., 6.750%, 12/15/2020	340,000	362,100
TransDigm, Inc., 6.500%, 7/15/2024 (5)(6)	200,000	205,250
Triumph Group, Inc.:
4.875%, 4/1/2021	320,000	320,800
5.250%, 6/1/2022 (5)(6)	38,000	38,047

		1,274,407

Agriculture — 0.8%
Alliance One International, Inc., 9.875%, 7/15/2021	277,000	278,385
Vector Group, Ltd., 7.750%, 2/15/2021	325,000	347,750

		626,135

Airlines — 0.4%
United Continental Holdings, Inc., 6.375%, 6/1/2018	276,000	291,870

Apparel — 1.1%
Perry Ellis International, Inc., 7.875%, 4/1/2019	479,000	496,963
Quiksilver, Inc., 7.875%, 8/1/2018 (5)(6)	338,000	320,255

		817,218

Auto Manufacturers — 0.3%
Navistar International Corp., 8.250%, 11/1/2021	223,000	232,199

Auto Parts & Equipment — 3.1%
American Axle & Manufacturing, Inc.:
5.125%, 2/15/2019	139,000	143,865
6.250%, 3/15/2021	152,000	161,880
6.625%, 10/15/2022	201,000	217,080
Dana Holding Corp., 6.750%, 2/15/2021	120,000	128,700
Goodyear Tire & Rubber Co.:
7.000%, 5/15/2022	68,000	74,460
8.250%, 8/15/2020	258,000	281,865
Meritor, Inc.:
6.250%, 2/15/2024	270,000	278,775
6.750%, 6/15/2021	110,000	116,875

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Auto Parts & Equipment (continued)
Pittsburgh Glass Works LLC, 8.000%, 11/15/2018 (5)(6)	$469,000	$503,002
Titan International, Inc., 6.875%, 10/1/2020	459,000	463,590

		2,370,092

Banks — 1.0%
CIT Group, Inc.:
5.000%, 8/15/2022	491,000	519,846
5.375%, 5/15/2020	52,000	56,485
5.500%, 2/15/2019 (5)(6)	189,000	204,475

		780,806

Beverages — 0.2%
Cott Beverages, Inc., 5.375%, 7/1/2022 (5)(6)	187,000	186,299

Biotechnology — 0.6%
STHI Holding Corp., 8.000%, 3/15/2018 (5)(6)	433,000	460,604

Building Materials — 2.8%
Ainsworth Lumber Co., Ltd., 7.500%, 12/15/2017 (5)(6)	485,000	509,250
Builders FirstSource, Inc., 7.625%, 6/1/2021 (5)(6)	268,000	280,730
Gibraltar Industries, Inc., 6.250%, 2/1/2021	314,000	327,345
Interline Brands, Inc., 10.000%, 11/15/2018	231,000	245,438
Louisiana-Pacific Corp., 7.500%, 6/1/2020	439,000	480,705
Vulcan Materials Co., 7.500%, 6/15/2021	259,000	308,857

		2,152,325

Chemicals — 2.9%
Axalta U.S. Coating Systems, 7.375%, 5/1/2021 (5)(6)	300,000	328,500
Chemtura Corp., 5.750%, 7/15/2021	335,000	350,075
Fufeng Group, Ltd., 7.625%, 4/13/2016 (5)(6)	250,000	260,000
Ineos Finance PLC:
7.500%, 5/1/2020 (5)(6)	70,000	75,863
8.375%, 2/15/2019 (5)(6)	215,000	234,081
Ineos Group Holdings SA, 5.875%, 2/15/2019 (5)(6)	250,000	256,875
Kraton Polymers LLC, 6.750%, 3/1/2019	300,000	315,562
PolyOne Corp., 7.375%, 9/15/2020	216,000	233,550
Tronox Finance LLC, 6.375%, 8/15/2020	224,000	231,840

		2,286,346

Coal — 1.1%
Cloud Peak Energy Resources LLC, 6.375%, 3/15/2024	168,000	174,720
CONSOL Energy, Inc., 5.875%, 4/15/2022 (5)(6)	133,000	139,484
Peabody Energy Corp., 6.250%, 11/15/2021	150,000	150,000
SunCoke Energy Partners LP:
7.375%, 2/1/2020 (5)(6)	181,000	194,575
7.375%, 2/1/2020 (5)(6)	70,000	75,250
SunCoke Energy, Inc., 7.625%, 8/1/2019	122,000	129,106

		863,135

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Commercial Services — 6.0%
CoreLogic, Inc., 7.250%, 6/1/2021	$300,000	$319,500
Deluxe Corp., 6.000%, 11/15/2020	174,000	181,830
DynCorp International, Inc., 10.375%, 7/1/2017	225,000	214,313
FTI Consulting, Inc.:
6.000%, 11/15/2022	68,000	70,635
6.750%, 10/1/2020	316,000	334,960
Great Lakes Dredge & Dock Corp., 7.375%, 2/1/2019	264,000	275,220
H&E Equipment Services, Inc., 7.000%, 9/1/2022	200,000	219,500
Hertz Corp., 6.750%, 4/15/2019	63,000	66,386
Interactive Data Corp., 5.875%, 4/15/2019 (5)(6)	193,000	192,276
Live Nation Entertainment, Inc., 7.000%, 9/1/2020 (5)(6)	200,000	216,500
Monitronics International, Inc., 9.125%, 4/1/2020	412,000	442,900
PHH Corp., 6.375%, 8/15/2021	282,000	284,115
Rent-A-Center, Inc.:
4.750%, 5/1/2021	50,000	45,000
6.625%, 11/15/2020	200,000	200,000
RR Donnelley & Sons Co., 7.000%, 2/15/2022	172,000	188,770
Service Corp. International:
5.375%, 1/15/2022	192,000	199,680
5.375%, 5/15/2024 (5)(6)	259,000	267,741
Sotheby’s, 5.250%, 10/1/2022 (5)(6)	360,000	352,800
United Rentals North America, Inc.:
6.125%, 6/15/2023	70,000	75,075
7.625%, 4/15/2022	110,000	124,025
8.250%, 2/1/2021	57,000	62,985
8.375%, 9/15/2020	300,000	328,500

		4,662,711

Computers — 0.3%
SunGard Availability Services Capital, Inc., 8.750%, 4/1/2022 (5)(6)	258,000	228,330

Cosmetics/Personal Care — 1.5%
Albea Beauty Holdings SA, 8.375%, 11/1/2019 (5)(6)	292,000	319,740
Elizabeth Arden, Inc., 7.375%, 3/15/2021	494,000	465,595
Revlon Consumer Products Corp., 5.750%, 2/15/2021	375,000	382,500

		1,167,835

Diversified Financial Services — 2.0%
Aircastle, Ltd.:
4.625%, 12/15/2018	56,000	57,820
6.250%, 12/1/2019	74,000	80,475
7.625%, 4/15/2020	185,000	213,268
Fly Leasing, Ltd., 6.750%, 12/15/2020	400,000	426,000
Icahn Enterprises LP, 5.875%, 2/1/2022	150,000	157,125
International Lease Finance Corp., 4.625%, 4/15/2021	225,000	230,777
Outerwall, Inc., 6.000%, 3/15/2019	358,000	366,950

		1,532,415

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Electric — 1.9%
AES Corp., 7.375%, 7/1/2021	$42,000	$48,300
Calpine Corp.:
5.375%, 1/15/2023	134,000	135,507
5.750%, 1/15/2025	122,000	123,373
5.875%, 1/15/2024 (5)(6)	164,000	176,300
GenOn Energy, Inc., 9.500%, 10/15/2018	433,000	462,227
NRG Energy, Inc.:
6.625%, 3/15/2023	446,000	474,990
7.875%, 5/15/2021	50,000	55,125

		1,475,822

Electrical Components & Equipment — 1.1%
Belden, Inc., 5.500%, 9/1/2022 (5)(6)	419,000	436,808
General Cable Corp., 5.750%, 10/1/2022	386,000	386,000

		822,808

Electronics — 0.5%
Viasystems, Inc., 7.875%, 5/1/2019 (5)(6)	363,000	377,520

Engineering & Construction — 1.3%
Abengoa Finance SAU:
7.750%, 2/1/2020 (5)(6)	150,000	164,625
8.875%, 11/1/2017 (5)(6)	200,000	223,500
Dycom Investments, Inc., 7.125%, 1/15/2021	333,000	357,975
MasTec, Inc., 4.875%, 3/15/2023	264,000	258,720

		1,004,820

Entertainment — 3.0%
AMC Entertainment, Inc., 5.875%, 2/15/2022	246,000	254,610
Cinemark USA, Inc., 7.375%, 6/15/2021	200,000	218,500
DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020 (5)(6)	227,000	241,755
National CineMedia LLC, 7.875%, 7/15/2021	502,000	544,670
Penn National Gaming, Inc., 5.875%, 11/1/2021	373,000	359,012
Regal Entertainment Group, 5.750%, 2/1/2025	88,000	88,660
Scientific Games International, Inc.:
6.250%, 9/1/2020	179,000	156,625
6.625%, 5/15/2021 (5)(6)	184,000	160,770
Speedway Motorsports, Inc., 6.750%, 2/1/2019	261,000	274,703

		2,299,305

Environmental Control — 0.3%
Covanta Holding Corp., 5.875%, 3/1/2024	251,000	261,040

Food — 1.8%
Chiquita Brands International, Inc., 7.875%, 2/1/2021	491,000	538,872
Dean Holding Co., 6.900%, 10/15/2017	443,000	485,085
JBS USA LLC:
7.250%, 6/1/2021 (5)(6)	200,000	214,500
8.250%, 2/1/2020 (5)(6)	184,000	198,996

		1,437,453

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Forest Products & Paper — 0.9%
PH Glatfelter Co., 5.375%, 10/15/2020	$118,000	$122,130
Sappi Papier Holding GmbH:
6.625%, 4/15/2021 (5)(6)	200,000	211,000
7.750%, 7/15/2017 (5)(6)	300,000	329,250

		662,380

Healthcare-Products — 0.7%
Alere, Inc., 6.500%, 6/15/2020	55,000	55,894
Hanger, Inc., 7.125%, 11/15/2018	262,000	272,480
Physio-Control International, Inc., 9.875%, 1/15/2019 (5)(6)	225,000	244,969

		573,343

Healthcare-Services — 4.2%
Acadia Healthcare Co., Inc.:
5.125%, 7/1/2022 (5)(6)	18,000	18,270
6.125%, 3/15/2021	174,000	184,440
Amsurg Corp., 5.625%, 7/15/2022 (5)(6)	236,000	242,490
CHS/Community Health Systems, Inc.:
6.875%, 2/1/2022 (5)(6)	276,000	294,630
8.000%, 11/15/2019	221,000	240,890
Gentiva Health Services, Inc., 11.500%, 9/1/2018	172,000	184,685
HCA, Inc.:
5.000%, 3/15/2024	276,000	281,865
5.875%, 3/15/2022	123,000	134,070
7.500%, 2/15/2022	225,000	262,687
LifePoint Hospitals, Inc., 5.500%, 12/1/2021 (5)(6)	394,000	412,715
Select Medical Corp., 6.375%, 6/1/2021	450,000	469,969
Tenet Healthcare Corp.:
6.750%, 2/1/2020	154,000	165,358
8.000%, 8/1/2020	320,000	346,400

		3,238,469

Home Builders — 2.4%
Brookfield Residential Properties, Inc., 6.125%, 7/1/2022 (5)(6)	215,000	223,869
KB Home:
7.500%, 9/15/2022	54,000	59,130
8.000%, 3/15/2020	186,000	211,110
Meritage Homes Corp., 7.150%, 4/15/2020	275,000	303,187
Ryland Group, Inc.:
5.375%, 10/1/2022	119,000	118,331
6.625%, 5/1/2020	263,000	282,725
Taylor Morrison Communities, Inc., 5.250%, 4/15/2021 (5)(6)	226,000	229,390
Weyerhaeuser Real Estate Co.:
4.375%, 6/15/2019 (5)(6)	119,000	119,446
5.875%, 6/15/2024 (5)(6)	90,000	92,138
William Lyon Homes, Inc., 5.750%, 4/15/2019	257,000	260,855

		1,900,181

Home Furnishings — 0.6%
Tempur Sealy International, Inc., 6.875%, 12/15/2020	409,000	444,788

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Household Products/Wares — 1.8%
ACCO Brands Corp., 6.750%, 4/30/2020	$306,000	$325,890
Central Garden and Pet Co., 8.250%, 3/1/2018	240,000	248,700
Prestige Brands, Inc., 8.125%, 2/1/2020	200,000	218,000
Spectrum Brands, Inc.:
6.375%, 11/15/2020	28,000	30,240
6.625%, 11/15/2022	14,000	15,225
6.750%, 3/15/2020	492,000	525,210

		1,363,265

Internet — 2.1%
CyrusOne LP, 6.375%, 11/15/2022	241,000	256,063
Equinix, Inc., 7.000%, 7/15/2021	350,000	383,250
IAC/InterActiveCorp, 4.750%, 12/15/2022	478,000	475,610
Netflix, Inc., 5.375%, 2/1/2021	505,000	531,512

		1,646,435

Iron/Steel — 1.4%
APERAM, 7.375%, 4/1/2016 (5)(6)	250,000	255,875
ArcelorMittal, 6.750%, 2/25/2022	106,000	118,847
Commercial Metals Co., 7.350%, 8/15/2018	271,000	307,585
Steel Dynamics, Inc., 6.375%, 8/15/2022	27,000	29,025
United States Steel Corp., 6.875%, 4/1/2021	373,000	405,171

		1,116,503

Leisure Time — 0.9%
Brunswick Corp.:
4.625%, 5/15/2021 (5)(6)	119,000	118,405
7.375%, 9/1/2023	202,000	222,200
NCL Corp., Ltd., 5.000%, 2/15/2018	364,000	374,010

		714,615

Lodging — 1.0%
Marina District Finance Co., Inc., 9.875%, 8/15/2018	60,000	63,375
MGM Resorts International:
6.625%, 12/15/2021	215,000	240,263
6.750%, 10/1/2020	38,000	42,180
7.750%, 3/15/2022	243,000	284,917
8.625%, 2/1/2019	109,000	128,893
Wynn Las Vegas LLC, 5.375%, 3/15/2022	50,000	52,750

		812,378

Machinery-Construction & Mining — 0.5%
Terex Corp., 6.000%, 5/15/2021	381,000	405,765

Media — 3.9%
Block Communications, Inc., 7.250%, 2/1/2020 (5)(6)	422,000	445,210
Cablevision Systems Corp., 8.000%, 4/15/2020	108,000	123,525
CCO Holdings LLC:
5.125%, 2/15/2023	100,000	99,875
7.375%, 6/1/2020	180,000	194,850
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	486,000	522,450
DISH DBS Corp., 5.000%, 3/15/2023	242,000	241,395

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Media (continued)
Gray Television, Inc., 7.500%, 10/1/2020	$164,000	$173,840
Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	301,000	320,565
Numericable Group SA:
4.875%, 5/15/2019 (5)(6)	250,000	254,062
6.250%, 5/15/2024 (5)(6)	260,000	268,450
Sinclair Television Group Inc, 6.375%, 11/1/2021	164,000	175,480
Sirius XM Radio, Inc., 5.875%, 10/1/2020 (5)(6)	235,000	246,163

		3,065,865

Mining — 0.9%
First Quantum Minerals, Ltd., 7.250%, 5/15/2022 (5)(6)	265,000	280,237
FMG Resources August 2006 Pty, Ltd., 6.875%, 4/1/2022 (5)(6)	212,000	231,743
Hecla Mining Co., 6.875%, 5/1/2021	220,000	216,700

		728,680

Miscellaneous Manufacturing — 0.5%
Koppers, Inc., 7.875%, 12/1/2019	359,000	378,296

Office Furnishings — 0.4%
Interface, Inc., 7.625%, 12/1/2018	303,000	319,665

Oil & Gas — 10.3%
Antero Resources Corp., 5.125%, 12/1/2022 (5)(6)	96,000	97,560
Atlas Energy Holdings Operating Co. LLC, 7.750%, 1/15/2021	297,000	304,425
Berry Petroleum Co., 6.750%, 11/1/2020	152,000	159,980
Bill Barrett Corp.:
7.000%, 10/15/2022	80,000	82,800
7.625%, 10/1/2019	300,000	318,000
Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	290,000	305,950
BreitBurn Energy Partners LP, 7.875%, 4/15/2022	55,000	58,575
Calumet Specialty Products Partners LP:
6.500%, 4/15/2021 (5)(6)	315,000	315,787
7.625%, 1/15/2022	139,000	145,950
Chesapeake Energy Corp.:
6.125%, 2/15/2021	14,000	15,925
6.625%, 8/15/2020	318,000	368,085
Comstock Resources, Inc., 7.750%, 4/1/2019	116,000	124,410
Denbury Resources, Inc., 4.625%, 7/15/2023	131,000	127,070
Energy XXI Gulf Coast, Inc.:
7.500%, 12/15/2021	104,000	110,760
7.750%, 6/15/2019	220,000	231,000
EP Energy LLC, 9.375%, 5/1/2020	230,000	260,475
EV Energy Partners LP, 8.000%, 4/15/2019	386,000	401,440
EXCO Resources, Inc., 7.500%, 9/15/2018	305,000	303,475
Gulfport Energy Corp.:
7.750%, 11/1/2020	276,000	298,080
7.750%, 11/1/2020 (5)(6)	7,000	7,560

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Oil & Gas (continued)
Halcon Resources Corp., 8.875%, 5/15/2021	$127,000	$134,303
Hercules Offshore, Inc.:
6.750%, 4/1/2022 (5)(6)	51,000	46,219
7.500%, 10/1/2021 (5)(6)	256,000	243,200
Linn Energy LLC, 6.250%, 11/1/2019	69,000	71,588
Northern Tier Energy LLC, 7.125%, 11/15/2020	241,000	259,075
Oasis Petroleum, Inc.:
6.875%, 3/15/2022	81,000	88,898
6.875%, 1/15/2023	205,000	224,475
Parker Drilling Co., 6.750%, 7/15/2022 (5)(6)	288,000	300,240
PBF Holding Co. LLC, 8.250%, 2/15/2020	323,000	349,647
QEP Resources, Inc., 6.875%, 3/1/2021	247,000	277,875
Rex Energy Corp., 8.875%, 12/1/2020	340,000	374,000
SandRidge Energy, Inc.:
7.500%, 3/15/2021	226,000	238,430
7.500%, 2/15/2023	104,000	108,680
Seventy Seven Energy, Inc., 6.500%, 7/15/2022 (5)(6)	209,000	216,315
Stone Energy Corp., 7.500%, 11/15/2022	268,000	288,937
Unit Corp., 6.625%, 5/15/2021	404,000	422,180
W&T Offshore, Inc., 8.500%, 6/15/2019	260,000	279,500

		7,960,869

Oil & Gas Services — 3.0%
Calfrac Holdings LP, 7.500%, 12/1/2020 (5)(6)	188,000	200,690
CGG, 6.500%, 6/1/2021	500,000	465,000
Exterran Partners LP, 6.000%, 4/1/2021	131,000	132,965
Gulfmark Offshore, Inc., 6.375%, 3/15/2022	269,000	272,363
Key Energy Services, Inc., 6.750%, 3/1/2021	243,000	247,860
Petroleum Geo-Services ASA, 7.375%, 12/15/2018 (5)(6)	250,000	265,000
PHI, Inc., 5.250%, 3/15/2019	244,000	247,660
Seitel, Inc., 9.500%, 4/15/2019	194,000	208,550
Trinidad Drilling, Ltd., 7.875%, 1/15/2019 (5)(6)	261,000	275,681

		2,315,769

Packaging & Containers — 2.2%
AEP Industries, Inc., 8.250%, 4/15/2019	424,000	441,490
Ardagh Packaging Finance PLC:
6.750%, 1/31/2021 (5)(6)	275,000	281,187
7.000%, 11/15/2020 (5)(6)	70,588	72,176
Berry Plastics Corp., 5.500%, 5/15/2022	245,000	244,694
Exopack Holdings SA, 7.875%, 11/1/2019 (5)(6)	250,000	266,875
Sealed Air Corp.:
8.125%, 9/15/2019 (5)(6)	55,000	60,363
8.375%, 9/15/2021 (5)(6)	300,000	339,000

		1,705,785

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Pharmaceuticals — 0.8%
Endo Finance LLC:
5.375%, 1/15/2023 (5)(6)	$92,000	$92,000
5.750%, 1/15/2022 (5)(6)	20,000	20,400
7.000%, 12/15/2020 (5)(6)	47,000	50,466
7.250%, 1/15/2022 (5)(6)	200,000	217,750
Salix Pharmaceuticals, Ltd., 6.000%, 1/15/2021 (5)(6)	122,000	132,675
Valeant Pharmaceuticals International, 7.250%, 7/15/2022 (5)(6)	100,000	107,375

		620,666

Pipelines — 2.8%
Atlas Pipeline Partners LP, 6.625%, 10/1/2020	362,000	383,720
Genesis Energy LP, 5.625%, 6/15/2024	243,000	243,304
Holly Energy Partners LP, 6.500%, 3/1/2020	382,000	407,785
Regency Energy Partners LP, 5.750%, 9/1/2020	229,000	247,320
Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022 (5)(6)	337,000	366,066
SemGroup Corp., 7.500%, 6/15/2021	207,000	224,595
Targa Resources Partners LP, 6.375%, 8/1/2022	200,000	218,000
Tesoro Logistics LP, 5.875%, 10/1/2020	109,000	114,722

		2,205,512

Real Estate Investment Trusts — 1.8%
Iron Mountain, Inc., 7.750%, 10/1/2019	250,000	271,562
iStar Financial, Inc., 7.125%, 2/15/2018	220,000	239,800
MPT Operating Partnership LP:
6.375%, 2/15/2022	159,000	171,720
6.875%, 5/1/2021	298,000	321,840
Potlatch Corp., 7.500%, 11/1/2019	344,000	399,040

		1,403,962

Retail — 5.3%
AmeriGas Finance LLC, 7.000%, 5/20/2022	8,000	8,720
AmeriGas Partners LP, 6.500%, 5/20/2021	250,000	265,000
Asbury Automotive Group, Inc., 8.375%, 11/15/2020	516,000	567,600
Claire’s Stores, Inc., 9.000%, 3/15/2019 (5)(6)	256,000	268,160
Dillard’s, Inc., 7.130%, 8/1/2018	320,000	366,400
Ferrellgas LP, 6.750%, 1/15/2022 (5)(6)	308,000	320,320
L Brands, Inc.:
5.625%, 2/15/2022	137,000	147,960
7.000%, 5/1/2020	300,000	341,250
Men’s Wearhouse, Inc., 7.000%, 7/1/2022 (5)(6)	247,000	259,967
Neiman Marcus Group, Ltd. LLC, 8.000%, 10/15/2021 (5)(6)	440,000	476,850

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Retail (continued)
Pantry, Inc., 8.375%, 8/1/2020	$266,000	$285,950
Penske Automotive Group, Inc., 5.750%, 10/1/2022	236,000	245,440
Sears Holdings Corp., 6.625%, 10/15/2018	289,000	264,435
Sonic Automotive, Inc.:
5.000%, 5/15/2023	103,000	102,228
7.000%, 7/15/2022	161,000	176,697

		4,096,977

Semiconductors — 0.9%
Advanced Micro Devices, Inc.:
7.000%, 7/1/2024 (5)(6)	110,000	112,475
7.750%, 8/1/2020	250,000	264,375
Amkor Technology, Inc., 6.375%, 10/1/2022	268,000	284,750

		661,600

Software — 0.8%
ACI Worldwide, Inc., 6.375%, 8/15/2020 (5)(6)	336,000	351,960
MedAssets, Inc., 8.000%, 11/15/2018	222,000	233,933

		585,893

Storage/Warehousing — 0.4%
Mobile Mini, Inc., 7.875%, 12/1/2020	272,000	295,120

Telecommunications — 10.1%
Altice SA, 7.750%, 5/15/2022 (5)(6)	250,000	266,250
CenturyLink, Inc., 5.800%, 3/15/2022	283,000	299,980
Cincinnati Bell, Inc., 8.375%, 10/15/2020	436,000	475,240
CommScope, Inc., 5.500%, 6/15/2024 (5)(6)	233,000	238,243
DigitalGlobe, Inc., 5.250%, 2/1/2021 (5)(6)	222,000	220,890
EarthLink, Inc., 7.375%, 6/1/2020	168,000	177,660
Fairpoint Communications, Inc., 8.750%, 8/15/2019 (5)(6)	325,000	348,562
Frontier Communications Corp.:
7.125%, 1/15/2023	273,000	289,380
9.250%, 7/1/2021	254,000	301,942
GCI, Inc.:
6.750%, 6/1/2021	109,000	110,703
8.625%, 11/15/2019	425,000	446,250
Hughes Satellite Systems Corp.:
6.500%, 6/15/2019	79,000	87,295
7.625%, 6/15/2021	325,000	368,875
Intelsat Jackson Holdings SA, 5.500%, 8/1/2023	96,000	96,000
Intelsat Luxembourg SA, 7.750%, 6/1/2021	576,000	609,840
Level 3 Financing, Inc.:
6.125%, 1/15/2021 (5)(6)	193,000	204,339
8.625%, 7/15/2020	258,000	287,025
MetroPCS Wireless, Inc., 6.625%, 11/15/2020	330,000	347,737
SBA Communications Corp., 5.625%, 10/1/2019	27,000	28,418
Sprint Capital Corp., 6.875%, 11/15/2028	150,000	147,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications (continued)
Sprint Communications Inc.:
6.000%, 11/15/2022	$149,000	$149,373
7.000%, 3/1/2020 (5)(6)	103,000	115,360
7.000%, 8/15/2020	550,000	589,875
T-Mobile USA, Inc.:
6.125%, 1/15/2022	81,000	84,240
6.633%, 4/28/2021	280,000	295,750
ViaSat, Inc., 6.875%, 6/15/2020	326,000	350,450
Virgin Media Finance PLC:
6.375%, 4/15/2023 (5)(6)	350,000	374,500
8.375%, 10/15/2019	75,000	78,750
Windstream Corp.:
7.500%, 4/1/2023	45,000	48,150
7.750%, 10/1/2021	355,000	388,725
7.875%, 11/1/2017	25,000	28,531

		7,855,333

Transportation — 1.3%
Air Medical Group Holdings, Inc., 9.250%, 11/1/2018	336,000	354,900
Era Group, Inc., 7.750%, 12/15/2022	288,000	310,320
Martin Midstream Partners LP, 7.250%, 2/15/2021	351,000	363,285

		1,028,505

Total Corporate Bonds & Notes (identified cost $73,473,741)		75,995,314

Short-Term Investments — 0.5%

Mutual Funds — 0.5%
BMO Prime Money Market Fund, Class I, 0.010% (10)	369,393	369,393

Total Short-Term Investments (identified cost $369,393)		369,393

Total Investments — 98.4% (identified cost $73,843,134)		76,364,707
Other Assets and Liabilities — 1.6%		1,264,486

Total Net Assets — 100.0%		$77,629,193

Multi-Asset Income Fund

Description	Shares	Value
Exchange Traded Funds — 56.6%
iShares Gold Trust Fund (1)(2)	92,320	$1,150,307
iShares International Select Dividend Fund (2)	23,600	913,792
iShares Select Dividend Fund (2)	24,190	1,853,922
iShares U.S. Preferred Stock Fund (2)	45,830	1,835,033
iShares U.S. Real Estate Fund (2)	18,675	1,385,685
JPMorgan Alerian MLP Index Fund	56,090	3,026,616
PowerShares S&P 500 BuyWrite Portfolio Fund (2)	105,480	2,307,902
PowerShares Senior Loan Portfolio Fund (2)	182,970	4,524,848
ProShares Short 20+ Year Treasury Fund (1)	124,740	3,392,928
SPDR Barclays Convertible Securities Fund (2)	44,903	2,296,789

Description	Shares	Value
Exchange Traded Funds (continued)
SPDR S&P Emerging Markets Dividend Fund (2)	22,550	$914,177
Utilities Select Sector SPDR Fund (2)	21,745	941,124
Vanguard Short-Term Corporate Bond Fund (2)	20,050	1,608,812

Total Exchange Traded Funds (identified cost $25,690,360)		26,151,935

Mutual Funds — 41.9%
Absolute Strategies Fund (1)	153,648	1,713,173
BMO Monegy High Yield Fund (10)	109,960	1,147,979
BMO Short-Term Income Fund (10)	96,988	913,630
Calamos Market Neutral Income Fund	115,312	1,505,978
Dodge & Cox Income Fund	98,821	1,381,519
Fidelity Advisor Floating Rate High Income Fund	422,937	4,199,767
Merger Fund	69,243	1,144,587
PIMCO Commodity RealReturn Strategy Fund	203,211	1,152,207
PIMCO Total Return Fund	167,434	1,840,105
PIMCO Unconstrained Bond Fund	101,323	1,146,971
T Rowe Price International Bond Fund	136,857	1,334,354
TCW Emerging Markets Income Fund	104,773	913,620
Templeton Global Bond Fund	72,124	963,580

Total Mutual Funds (identified cost $19,245,978)		19,357,470

Short-Term Investments — 35.6%

Collateral Pool Investments for Securities on Loan — 34.2%
Collateral pool allocation (12)		15,798,197

Mutual Funds — 1.4%
BMO Prime Money Market Fund, Class I, 0.010% (10)	674,071	674,071

Total Short-Term Investments (identified cost $16,472,268)		16,472,268

Total Investments — 134.1% (identified cost $61,408,606)		61,981,673
Other Assets and Liabilities — (34.1)%		(15,749,300)

Total Net Assets — 100.0%		$46,232,373

Government Money Market Fund

Description	Principal Amount	Value
Municipals — 13.7%

Arizona — 2.1%
Maricopa County Industrial Development Authority, FNMA, 0.050%, 9/15/2035 (3)	$11,505,000	$11,505,000

California — 6.2%
Abag Finance Authority for Nonprofit Corporations, FNMA, 0.070%, 7/15/2035 (3)(7)	5,000,000	5,000,000
California Statewide Communities Development Authority, FNMA, 0.060%, 12/15/2037 (3)(7)	12,000,000	12,000,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Government Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

California (continued)
City of Concord, FHLMC, 0.070%, 12/1/2016 (3)(7)	$4,010,000	$4,010,000
Santa Cruz Redevelopment Agency, FNMA, 0.060%, 8/15/2035 (3)(7)	12,000,000	12,000,000

		33,010,000

Federal Home Loan Mortgage Corporation — 2.8%
Federal Home Loan Mortgage Corp., 0.080%, 7/15/2050 (3)(7)	9,650,000	9,650,000
Federal Home Loan Mortgage Corp., 0.090%, 9/15/2038 (3)(7)	5,170,000	5,170,000

		14,820,000

Maryland — 2.6%
Prince Georges County Housing Authority, FHLMC, 0.070%, 2/1/2040 (3)(7)	13,900,000	13,900,000

Total Municipals		73,235,000

Mutual Funds — 4.7%
BlackRock Liquidity Funds T-Funds, 0.010%	25,000,000	25,000,000

Total Mutual Funds		25,000,000

Repurchase Agreements — 52.0%
Agreement with Barclays Capital, Inc., 0.030%, dated 8/29/2014, to be repurchased at $25,000,083 on 9/2/2014, collateralized by a U.S. Government Treasury Obligation with a maturity of 8/20/2015, with a market value of $25,500,018	$25,000,000	25,000,000
Agreement with Deutche Bank Securities, Inc., 0.060%, dated 8/29/2014, to be repurchased at $105,000,700 on 9/2/2014, collateralized by U.S. Government Agency Obligations with various maturities to 10/15/2020, with a market value of $107,100,254	105,000,000	105,000,000
Agreement with Fixed Income Clearing Corp., 0.000%, dated 8/29/2014, to be repurchased at $27,367,859 on 9/2/2014, collateralized by U.S. Government Treasury Obligations with various maturities to 3/31/2019, with a market value of $27,916,406	27,367,859	27,367,859

Description	Principal Amount	Value
Repurchase Agreements (continued)
Agreement with Goldman Sachs Group, Inc., 0.050%, dated 8/29/2014, to be repurchased at $15,000,083 on 9/2/2014, collateralized by U.S. Government Agency Obligations with various maturities to 5/1/2042, with a market value of $15,256,255	$15,000,000	$15,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.050%, dated 8/28/2014, to be repurchased at $50,000,486 on 9/4/2014, collateralized by U.S. Government Agency Obligations with various maturities to 7/15/2027, with a market value of $51,000,886	50,000,000	50,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.050%, dated 8/29/2014, to be repurchased at $55,000,306 on 9/2/2014, collateralized by U.S. Government Agency Obligations with various maturities to 9/15/2039, with a market value of $56,036,133	55,000,000	55,000,000

Total Repurchase Agreements		277,367,859

U.S. Government & U.S. Government Agency Obligations — 29.6%

Federal Farm Credit Bank — 1.9%
0.080%, 1/20/2015 (9)	5,090,000	5,088,405
0.180%, 1/6/2015	5,000,000	5,000,486

		10,088,891

Federal Home Loan Bank — 12.4%
0.070%, 10/1/2014 (9)	10,000,000	9,999,417
0.079%, 10/22/2014 (9)	2,000,000	1,999,776
0.100%, 2/25/2015 (9)	5,000,000	4,997,542
0.110%, 3/6/2015 (9)	8,293,000	8,288,287
0.118%, 11/27/2015 (3)	10,000,000	9,999,700
0.200%, 7/17/2015	5,000,000	5,000,000
0.200%, 8/17/2015	7,000,000	7,000,000
0.220%, 11/3/2014	10,000,000	10,000,810
0.250%, 1/26/2015	3,830,000	3,832,119
0.250%, 8/27/2015	5,000,000	5,000,000

		66,117,651

Federal Home Loan Mortgage Corporation — 6.8%
0.062%, 10/1/2014 (9)	9,022,000	9,021,534
0.080%, 1/8/2015 (9)	3,000,000	2,999,140
0.110%, 1/16/2015 (9)	3,500,000	3,498,535
0.140%, 1/26/2015 (9)	7,000,000	6,995,998
0.300%, 1/9/2015	6,000,000	6,003,051
0.500%, 9/19/2014	7,900,000	7,901,226

		36,419,484

Federal National Mortgage Association — 5.1%
0.085%, 11/3/2014 (9)	9,324,000	9,322,613
0.090%, 1/2/2015 (9)	3,600,000	3,598,893
0.135%, 11/24/2014 (9)	10,000,000	9,996,850
0.500%, 7/2/2015	4,000,000	4,010,804

		26,929,160

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Government Money Market Fund (continued)

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations (continued)

Overseas Private Investment Corporation — 3.4%
0.110%, 9/15/2020 (3)(8)	$8,000,000	$8,000,000
0.110%, 9/15/2022 (3)(8)	10,000,000	10,000,000

		18,000,000

Total U.S. Government & U.S. Government Agency Obligations		157,555,186

Total Investments — 100.0% (at amortized cost)		533,158,045
Other Assets and Liabilities — 0.0%		22,080

Total Net Assets — 100.0%		$533,180,125

Tax-Free Money Market Fund

Description	Principal Amount	Value
Municipals — 99.2%

Alabama — 6.7%
Chatom Industrial Development Board:
0.450%, 12/1/2024 (3)	$8,000,000	$8,000,000
0.450%, 8/1/2037 (3)	14,200,000	14,200,000
Columbia Industrial Development Board:
0.020%, 5/1/2022 (3)	9,050,000	9,050,000
0.050%, 10/1/2022 (3)	6,000,000	6,000,000
Gadsden Industrial Development Board, 0.040%, 6/1/2015 (3)	2,100,000	2,100,000

		39,350,000

Alaska — 0.9%
City of Valdez, 0.030%, 12/1/2033 (3)	5,305,000	5,305,000

California — 9.6%
Deutsche Bank Spears/Lifers Trust:
0.220%, 8/1/2030 (3)(5)(6)	6,403,000	6,403,000
0.220%, 8/1/2042 (3)(5)(6)	19,622,000	19,622,000
0.220%, 8/1/2048 (3)(5)(6)	9,591,000	9,591,000
State of California:
0.020%, 5/1/2034 (3)	10,000,000	10,000,000
0.110%, 3/1/2035 (3)(5)(6)	10,750,000	10,750,000

		56,366,000

Colorado — 5.2%
Colorado Educational & Cultural Facilities Authority, 0.250%, 3/1/2035 (3)	15,000,000	15,000,000
Colorado Health Facilities Authority, 0.100%, 1/1/2035 (3)	10,120,000	10,120,000
Puttable Floating Option Tax-Exempt Receipts, 0.400%, 12/1/2028 (3)	5,460,000	5,460,000

		30,580,000

Connecticut — 1.5%
Connecticut Housing Finance Authority, 0.040%, 5/15/2039 (3)	8,950,000	8,950,000

Description	Principal Amount	Value
Municipals (continued)

District of Columbia — 0.3%
District of Columbia, 0.200%, 3/1/2026 (3)	$1,850,000	$1,850,000

Florida — 12.3%
City of West Palm Beach, 0.200%, 10/1/2038 (3)	27,500,000	27,500,000
County of Brevard, 0.200%, 10/1/2019 (3)	1,605,000	1,605,000
County of St. Lucie, 0.040%, 9/1/2028 (3)	8,000,000	8,000,000
Eclipse Funding Trust, 0.040%, 4/1/2037 (3)(5)(6)	4,700,000	4,700,000
Highlands County Health Facilities Authority, 0.050%, 11/15/2037 (3)	2,500,000	2,500,000
Jacksonville Pollution Control, 0.190%, 9/18/2014	20,000,000	20,000,000
JP Morgan Chase Putters/Drivers Trust, 0.150%, 11/1/2015 (3)(5)(6)	7,400,000	7,400,000

		71,705,000

Georgia — 0.9%
Columbia County Development Authority, 0.150%, 8/1/2018 (3)	1,300,000	1,300,000
Savannah Economic Development Authority, 0.050%, 1/1/2016 (3)	4,085,000	4,085,000

		5,385,000

Illinois — 1.4%
Phoenix Realty Special Account-U LP, 0.150%, 4/1/2020 (3)	8,075,000	8,075,000

Indiana — 6.4%
Barclays Capital Municipal Trust Receipts, 0.100%, 4/1/2030 (3)(5)(6)	7,770,000	7,770,000
County of Posey, 0.300%, 11/18/2014 (3)	20,000,000	20,000,000
Indiana Finance Authority, 0.040%, 2/1/2037 (3)	9,700,000	9,700,000

		37,470,000

Iowa — 2.3%
Iowa Finance Authority:
0.090%, 2/1/2027 (3)	3,250,000	3,250,000
0.100%, 12/1/2042 (3)	10,000,000	10,000,000

		13,250,000

Kansas — 0.9%
City of Burlington:
0.370%, 9/11/2014	2,995,000	2,995,000
0.370%, 9/11/2014	2,300,000	2,300,000

		5,295,000

Kentucky — 2.5%
County of Mason:
0.240%, 10/15/2014 (3)	4,000,000	4,000,000
0.240%, 10/15/2014 (3)	2,675,000	2,675,000
Kentucky Area Development Districts, 0.150%, 6/1/2033 (3)	8,190,000	8,190,000

		14,865,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Louisiana — 4.5%
City of Baton Rouge/Parish of East Baton Rouge, 0.020%, 11/1/2019 (3)	$5,670,000	$5,670,000
Louisiana Public Facilities Authority, 0.020%, 12/1/2040 (3)	11,600,000	11,600,000
Parish of St. James, 0.220%, 11/1/2039 (3)	9,000,000	9,000,000

		26,270,000

Massachusetts — 1.2%
BB&T Municipal Trust, 0.150%, 10/1/2028 (3)(5)(6)	7,135,000	7,135,000

Michigan — 1.0%
Michigan Strategic Fund:
0.070%, 6/1/2039 (3)	960,000	960,000
0.100%, 12/1/2030 (3)	3,115,000	3,115,000
Waterford School District, 1.000%, 10/15/2014	1,500,000	1,500,894

		5,575,894

Minnesota — 1.2%
City of Bloomington:
0.100%, 12/1/2015 (3)	330,000	330,000
0.100%, 12/1/2015 (3)	275,000	275,000
City of Ramsey, 0.170%, 12/1/2023 (3)	2,665,000	2,665,000
St. Paul Port Authority, 0.060%, 5/1/2025 (3)	3,960,000	3,960,000

		7,230,000

Mississippi — 4.8%
Claiborne County:
0.400%, 9/10/2014	3,800,000	3,800,000
0.400%, 9/10/2014	4,245,000	4,245,000
Mississippi Business Finance Corp., 0.350%, 5/1/2037 (3)	19,884,000	19,885,133

		27,930,133

Missouri — 0.2%
Greene County Industrial Development Authority, 0.130%, 5/1/2039 (3)	1,205,000	1,205,000

Nebraska — 1.2%
Nebraska Investment Finance Authority:
0.090%, 9/1/2031 (3)	600,000	600,000
0.090%, 12/1/2037 (3)	6,500,000	6,500,000

		7,100,000

New Hampshire — 4.3%
New Hampshire Business Finance Authority, 0.130%, 9/1/2030 (3)	25,000,000	25,000,000

New Jersey — 2.7%
Borough of Wanaque, 1.000%, 2/27/2015	13,071,850	13,097,941
New Jersey Economic Development Authority, 0.030%, 12/1/2027 (3)	2,900,000	2,900,000

		15,997,941

Description	Principal Amount	Value
Municipals (continued)

New York — 4.6%
Binghamton City School District, State Aid Withholding, 1.000%, 1/27/2015	$9,000,000	$9,023,849
Frewsburg Central School District, State Aid Withholding, 1.000%, 7/16/2015	2,190,000	2,197,874
Greenwich Central School District, State Aid Withholding, 1.000%, 6/26/2015	2,335,000	2,344,865
Owego Apalachin Central School District, State Aid Withholding, 1.000%, 2/27/2015	11,000,000	11,027,966
Phoenix Central School District, State Aid Withholding, 1.000%, 7/17/2015	2,537,000	2,548,701

		27,143,255

Ohio — 3.6%
County of Warren, 0.230%, 9/1/2015 (3)	5,190,000	5,190,000
Montgomery County Transportation Improvement District, 1.250%, 2/11/2015	4,500,000	4,516,886
Ohio State Higher Educational Facility Commission, 0.110%, 1/15/2046 (3)	11,250,000	11,250,000

		20,956,886

Oklahoma — 0.4%
Tulsa Industrial Authority, 0.250%, 11/1/2026 (3)	2,425,000	2,425,000

Pennsylvania — 3.7%
Barclays Capital Municipal Trust Receipts, 0.140%, 8/1/2038 (3)(5)(6)	11,605,000	11,605,000
Joint Venture Interest Trust Receipts, 0.280%, 5/31/2015 (3)(5)(6)	10,000,000	10,000,000

		21,605,000

South Carolina — 0.9%
South Carolina Jobs-Economic Development Authority, 0.070%, 6/1/2030 (3)	5,000,000	5,000,000

South Dakota — 2.3%
South Dakota Housing Development Authority:
0.130%, 5/1/2048 (3)	6,980,000	6,980,000
0.130%, 11/1/2048 (3)	6,445,000	6,445,000

		13,425,000

Texas — 0.5%
Dallam County Industrial Development Corp., 0.080%, 5/1/2039 (3)	2,800,000	2,800,000

Washington — 3.5%
Barclays Capital Municipal Trust Receipts, 0.100%, 6/1/2039 (3)(5)(6)	16,870,000	16,870,000
Washington State Housing Finance Commission, 0.150%, 7/1/2028 (3)	3,395,000	3,395,000

		20,265,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Tax-Free Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin — 7.7%
City of Milwaukee, 0.160%, 2/15/2032 (3)	$15,000,000	$15,000,000
Raymond School District No. 14, 4.625%, 12/1/2014	1,900,000	1,902,387
Wisconsin Health & Educational Facilities Authority:
0.100%, 12/1/2027 (3)	2,200,000	2,200,000
0.250%, 8/15/2034 (3)	25,754,260	25,754,260

		44,856,647

Total Municipals		580,366,756

Mutual Funds — 0.8%
Federated Tax-Free Obligations Fund, Class I, 0.010%	4,419,621	4,419,621

Total Mutual Funds		4,419,621

Total Investments — 100.0% (at amortized cost)		584,786,377
Other Assets and Liabilities — 0.0%		289,440

Total Net Assets — 100.0%		$585,075,817

Prime Money Market Fund

Description	Principal Amount	Value
Certificates of Deposit — 27.6%

Banks — 20.9%
Bank of Nova Scotia/Houston:
0.233%, 4/8/2015 (3)	$25,000,000	$25,000,000
0.245%, 8/12/2015 (3)	50,000,000	50,000,000
0.391%, 9/19/2014 (3)	14,000,000	14,001,053
Canadian Imperial Bank of Commerce/New York, 0.245%, 8/24/2015 (3)	35,000,000	35,000,000
Credit Suisse New York, 0.510%, 11/17/2014	30,000,000	30,007,005
Nordea Bank AB, 0.235%, 4/14/2015	45,000,000	45,000,000
Rabobank Nederland NY:
0.255%, 11/3/2014	50,000,000	50,000,000
0.267%, 9/3/2014 (3)	35,000,000	35,000,000
Royal Bank of Canada/New York, 0.260%, 2/4/2015 (3)	70,000,000	70,000,000
Skandinav Enskilda Bank/New York:
0.245%, 1/26/2015	45,000,000	45,000,000
0.295%, 10/31/2014	20,000,000	20,000,000
0.300%, 11/18/2014	25,000,000	25,000,000
Swedbank AB/New York, 0.325%, 2/24/2015 (3)	25,000,000	25,000,000
Toronto Dominion Bank:
0.227%, 6/8/2015 (3)	60,000,000	60,000,000
0.240%, 10/29/2014	40,000,000	40,000,000
Wells Fargo Bank NA:
0.226%, 11/18/2014 (3)	50,000,000	50,000,000
0.233%, 4/8/2015 (3)	25,000,000	25,000,000
0.250%, 6/16/2015 (3)	50,000,000	50,000,000

		694,008,058

Description	Principal Amount	Value
Certificates of Deposit (continued)

European Time Deposit — 6.7%
DNB NOR Bank ASA Cayman, 0.050%, 9/2/2014	$125,000,000	$125,000,000
Svenska Handelsbanken, Inc., 0.050%, 9/2/2014	100,000,000	100,000,000

		225,000,000

Total Certificates of Deposit		919,008,058

Commercial Paper — 38.7%

Asset-Backed Securities — 14.3%
Chariot Funding LLC:
0.270%, 2/26/2015 (5)(6)(9)	25,000,000	24,966,625
0.270%, 3/24/2015 (5)(6)(9)	25,000,000	24,961,750
0.280%, 11/24/2014 (5)(6)(9)	25,000,000	24,983,667
Jupiter Securitization Corp.:
0.270%, 4/29/2015 (5)(6)(9)	25,000,000	24,955,000
0.280%, 10/9/2014 (5)(6)(9)	15,000,000	14,995,567
0.280%, 10/30/2014 (5)(6)(9)	25,000,000	24,988,528
Liberty Street Funding LLC, 0.130%, 9/22/2014 (5)(6)(9)	50,000,000	49,996,208
Old Line Funding LLC:
0.220%, 10/8/2014 (5)(6)(9)	38,000,000	37,991,408
0.220%, 12/1/2014 (5)(6)(9)	50,000,000	49,972,194
Regency Markets No. 1 LLC:
0.140%, 9/15/2014 (5)(6)(9)	65,000,000	64,996,461
0.140%, 9/22/2014 (5)(6)(9)	57,000,000	56,995,345
Thunder Bay Funding LLC:
0.220%, 10/1/2014 (5)(6)(9)	50,000,000	49,990,833
0.230%, 2/2/2015 (5)(6)(9)	26,250,000	26,224,173

		476,017,759

Automobiles — 1.5%
Toyota Motor Credit Corp., 0.230%, 1/26/2015 (9)	50,000,000	49,953,042

Banks — 1.5%
Macquarie Bank, 0.310%, 1/5/2015 (5)(6)(9)	50,000,000	49,945,750

Beverages — 1.8%
Coca-Cola Co., 0.215%, 3/6/2015 (5)(6)(9)	61,716,000	61,647,444

Consumer Products — 0.9%
Reckitt Benckiser Treasury Services PLC, 0.300%, 11/24/2014 (5)(6)(9)	30,000,000	29,979,000

Foreign Banks — 9.9%
HSBC Bank PLC, 0.237%, 6/9/2015 (3)(5)(6)	50,000,000	50,000,000
Nordea Bank AB:
0.220%, 11/14/2014 (5)(6)(9)	50,000,000	49,977,389
0.225%, 10/23/2014 (5)(6)(9)	30,000,000	29,990,250
Rabobank USA Finance Corp., 0.250%, 10/6/2014 (9)	35,000,000	34,991,493
Skandinaviska Enskilda Banken AB, 0.275%, 2/24/2015 (5)(6)(9)	40,000,000	39,946,222
Swedbank:
0.245%, 10/6/2014 (9)	25,000,000	24,994,045
0.250%, 2/2/2015 (9)	50,000,000	49,946,528
Westpac Banking Corp., 0.226%, 11/3/2014 (3)(5)(6)	50,000,000	50,000,000

		329,845,927

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Commercial Paper (continued)

Insurance — 1.2%
Prudential Funding, LLC., 0.070%, 9/2/2014 (9)	$40,000,000	$39,999,922

Utilities — 3.8%
Florida Power & Light Co.:
0.130%, 9/2/2014 (9)	50,000,000	49,999,819
0.130%, 9/3/2014 (9)	25,000,000	24,999,820
0.130%, 9/4/2014 (9)	50,000,000	49,999,458

		124,999,097

Winding Up Agencies — 3.8%
Erste Abwicklungsanstalt:
0.170%, 11/20/2014 (5)(6)(9)	100,000,000	99,962,222
0.180%, 11/10/2014 (5)(6)(9)	25,000,000	24,991,250

		124,953,472

Total Commercial Paper		1,287,341,413

Funding Agreements — 3.5%

Insurance — 3.5%
Metropolitan Life Insurance Co.:
0.297%, 9/2/2014 (3)(5)(8)	65,000,000	65,000,000
0.310%, 11/3/2014 (3)(5)(8)	50,000,000	50,000,000

Total Funding Agreements		115,000,000

Municipals — 8.1%

Federal Home Loan Mortgage Corporation — 0.4%
FHLMC Multifamily Variable Rate Demand Certificates, 0.090%, 9/15/2038 (3)(7)	12,575,000	12,575,000

Hawaii — 0.6%
Hawaii State Department of Budget & Finance, 0.150%, 3/1/2037 (3)(7)	19,485,000	19,485,000

Iowa — 0.2%
Iowa Finance Authority, 0.090%, 1/1/2039 (3)(7)	6,290,000	6,290,000

Massachusetts — 0.7%
Massachusetts Development Finance Agency, 0.130%, 10/1/2031 (3)	24,550,000	24,550,000

New York — 4.5%
New York City Housing Development Corp., FNMA, 0.050%, 6/15/2034 (3)(7)	49,000,000	49,000,000
New York State Housing Finance Agency, FNMA, 0.050%, 11/15/2038 (3)(7)	56,100,000	56,100,000
RBC Municipal Products, Inc. Trust, 0.250%, 10/1/2014 (3)(7)	44,395,000	44,395,000

		149,495,000

North Dakota — 0.4%
North Dakota Housing Finance Agency, 0.060%, 1/1/2039 (3)(7)	13,155,000	13,155,000

Description	Shares or Principal Amount	Value
Municipals (continued)

Tennessee — 0.3%
Johnson City Health & Educational Facilities Board, 0.120%, 8/15/2043 (3)	$11,075,000	$11,075,000

Vermont — 0.3%
BB&T Municipal Trust, 0.380%, 5/1/2027 (3)	7,955,000	7,955,000

Wisconsin — 0.7%
Wisconsin Housing & Economic Development Authority:
0.060%, 3/1/2035 (3)(7)	11,545,000	11,545,000
0.060%, 9/1/2035 (3)(7)	12,370,000	12,370,000

		23,915,000

Total Municipals		268,495,000

Mutual Funds — 3.9%
BlackRock Liquidity Funds TempFund, 0.096%	131,000,000	131,000,000

Total Mutual Funds		131,000,000

Notes-Variable — 3.5%

Automobiles — 0.7%
American Honda Finance Corp., 0.230%, 6/4/2015 (3)	$25,000,000	25,000,000

Diversified Financial Services — 1.2%
Toyota Motor Credit Corp., 0.234%, 1/14/2015 (3)	40,000,000	40,000,000

Foreign Banks — 1.6%
Bank of Nova Scotia, 1.274%, 1/12/2015 (3)	20,500,000	20,577,725
Westpac Banking Corp., 0.484%, 1/29/2015 (3)(5)(6)	32,000,000	32,031,496

		52,609,221

Total Notes-Variable		117,609,221

Repurchase Agreements — 13.9%
Agreement with Deutsche Bank Securities, Inc., 0.050%, dated 8/29/2014, to be repurchased at $150,000,833 on 9/2/2014, collateralized by U.S. Government Treasury Obligations with various maturities to 8/15/2044, with a market value of $152,696,884	150,000,000	150,000,000
Agreement with Fixed Income Clearing Corp., 0.000%, dated 8/29/2014, to be repurchased at $26,529,027 on 9/2/2014, collateralized by U.S. Government Treasury Obligations with various maturities to 4/30/2020, with a market value of $27,063,103	26,529,027	26,529,027

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Schedules of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Repurchase Agreements (continued)
Agreement with Goldman Sachs Group, Inc., 0.050%, dated 8/29/2014, to be repurchased at $185,001,028 on 9/2/2014, collateralized by U.S. Government Agency Obligations with various maturities to 8/1/2044, with a market value of $188,179,676	$185,000,000	$185,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.050%, dated 8/26/2014, to be repurchased at $100,000,972 on 9/2/2014, collateralized by U.S. Government Agency Obligations with various maturities to 10/15/2054, with a market value of $101,704,279	100,000,000	100,000,000

Total Repurchase Agreements		461,529,027

U.S. Government & U.S. Government Agency Obligations — 0.8%

Federal Home Loan Bank — 0.8%
0.070%, 10/17/2014 (9)	25,130,000	25,127,752

Total U.S. Government & U.S. Government Agency Obligations		25,127,752

Total Investments — 100.0% (at amortized cost)		3,325,110,471
Other Assets and Liabilities — 0.0%		200,660

Total Net Assets — 100.0%		$3,325,311,131

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2014. Call dates contained within the Schedules of Investments represent the next possible date the security can be redeemed, at the option of the issuer, determined as of August 31, 2014. Maturity dates contained within the Schedules of Investments represent the stated legal maturity date or mandatory put date. In accordance with Rule 2a-7, securities held in the money market funds provide for the return of principal and interest within 397 days due to a scheduled final maturity date or through specific demand features. Demand features entitle a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 calendar days’ notice or (2) at specified intervals not exceeding 397 calendar days.

*	A summary Schedule of Investments is presented for this portfolio. A complete Schedule of Investments is available by accessing the SEC’s website, www.sec.gov. For all items listed as “Other securities” in this summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of August 31, 2014. In certain instances, securities for which footnotes listed below may otherwise apply are included in the “Other securities” caption.
(1)	Non-income producing.
(2)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(3)	Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2014.
(4)	Purchased on a when-issued or delayed delivery basis.
(5)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2014, these securities amounted to:

Fund	Amount	% of Total Net Assets
Mid-Cap Growth Fund	$1,466,529	0.55%
Small-Cap Value Fund	1,000,000	1.21
Small-Cap Growth Fund	5,768,684	0.73
TCH Emerging Markets Bond Fund	5,630,209	70.91
Ultra Short Tax-Free Fund	121,185,979	16.57
Short Tax-Free Fund	1,394,109	1.35
Short-Term Income Fund	37,805,414	17.22
Intermediate Tax-Free Fund	12,328,105	0.88

Fund	Amount	% of Total Net Assets
Mortgage Income Fund	$4,185,142	3.11%
TCH Intermediate Income Fund	19,982,320	13.77
TCH Corporate Income Fund	35,414,878	17.69
TCH Core Plus Bond Fund	138,779,856	14.75
Monegy High Yield Bond Fund	20,372,674	26.24
Tax-Free Money Market Fund	111,846,000	19.12
Prime Money Market Fund	1,109,488,782	33.36

(6)	Denotes a restricted security which has been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds.
(7)	Securities that are subject to alternative minimum tax of the Intermediate Tax-Free Fund, Government Money Market Fund and Prime Money Market Fund portfolios’ represent 2.82%, 11.58% and 6.76%, respectively, as calculated based upon total portfolio market value.
(8)	Securities have redemption features that may delay redemption beyond seven days.
(9)	Each issue shows the rate of the discount at the time of purchase.
(10)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.
(11)	Foreign security value denominated in U.S. Dollars, Principal amount listed represents adjusted par in local currency.
(12)	Please refer to Note 2, subsection Securities Lending, in the Notes to Financial Statements.
(13)	Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.
(14)	Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market.

The following acronyms may be referenced throughout this report:

ACA          — American Capital Access Corporation

ADED        — Arkansas Department of Economic Development

ADR          — American Depository Receipt

AGC          — Assured Guaranty Corporation

AGM          — Federal Agricultural Mortgage Corporation

AMBAC      — American Municipal Bond Assurance Corporation

AMT          — Alternative Minimum Tax

BAM          — Build America Mutual Assurance Company

BHAC        — Berkshire Hathaway Assurance Corporation

BMA          — Bond Market Association

CFC           — Cooperative Finance Corporation

CIFG          — CDC IXIS Financial Guaranty

CMI           — California Mortgage Insurance

COLL          — Collateralized

ETF            — Exchange Traded Fund

FDIC          — Federal Depository Insurance Corporation

FGIC          — Financial Guaranty Insurance Corporation

FHA          — Federal Housing Administration

FHLB         — Federal Home Loan Bank

FHLMC       — Federal Home Loan Mortgage Corporation

FNMA       — Federal National Mortgage Association

FRN          — Floating Rate Note

FSA           — Financial Security Assurance Corporation

GDR          — Global Depository Receipt

GNMA       — Government National Mortgage Association

GO            — Government Obligation

HFDC         — Health Facility Development Corporation

HUD          — Department of Housing and Urban Development

IDC              — Industrial Development Corporation

IMI              — Investors Mortgage Insurance Company

INS              — Insured

LIQ              — Liquidity Agreement

LLC              — Limited Liability Corporation

LOC             — Letter of Credit

LP                — Limited Partnership

LT                — Limited Tax

MAC             — Municipal Assurance Corporation

MBIA           — Municipal Bond Insurance Association

MHF             — Maryland Housing Fund

MTN            — Medium Term Note

NATL-RE       — National Rural Utilities Cooperative Finance Corporation

                       Reinsurance

PCA             — Pollution Control Authority

PLC             — Public Limited Company

PSF             — Permanent School Fund Guaranteed

PUFG           — Permanent University Fund Guarantee

Q-SBLF         — Qualified School Bond Loan Fund

RADIAN       — Radian Asset Assurance

REITs           — Real Estate Investment Trusts

REMIC          — Real Estate Mortgage Investment Conduit

SAW            — State Aid Withholding

TCRs            — Transferable Custody Receipts

TLGP            — Temporary Liquidity Guarantee Program

TRANs          — Tax and Revenue Anticipation Notes

UT               — Unlimited Tax

VRNs           — Variable Rate Notes

XLCA            — XL Capital Assurance

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	Low Volatility Equity Fund		Dividend Income Fund		Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value	$80,141,933	(1)	$165,462,671	(1)	$360,873,755	(1)	$323,154,234	(1)	$478,300,392	(1)
Cash sweep investments in affiliated issuers, at value	848,192		2,260,802		4,567,614		2,829,759		11,427,237
Dividends and interest receivable	128,904		379,483		615,823		333,942		420,572
Receivable for investments sold	—		—		3,723,082		—		1,012,568
Receivable for capital stock sold	—		63,975		171,391		115,067		117,489
Prepaid expenses	22,165		24,991		33,179		24,530		58,492
Other assets	383		2,188		5,207		5,660		11,369

Total assets	81,141,577		168,194,110		369,990,051		326,463,192		491,348,119

Liabilities:
Payable for capital stock redeemed	53		20,873		83,723		251,827		72,404
Payable for investments purchased	—		—		3,471,943		—		—
Payable for return of securities lending collateral	23,229,986		49,002,695		115,890,935		97,271,919		156,260,314
Payable to affiliates, net (Note 5)	31,280		43,037		201,864		183,185		271,829
Other liabilities	20,151		27,025		39,905		43,799		41,648

Total liabilities	23,281,470		49,093,630		119,688,370		97,750,730		156,646,195

Total net assets	$57,860,107		$119,100,480		$250,301,681		$228,712,462		$334,701,924

Net assets consist of:
Paid-in capital	$48,853,024		$86,304,822		$168,021,139		$140,025,811		$204,322,730
Net unrealized appreciation on investments	5,689,418		25,820,385		61,040,346		59,721,378		100,034,333
Accumulated net realized gain on investments	3,178,122		6,599,543		20,904,387		28,602,580		30,066,870
Undistributed net investment income	139,543		375,730		335,809		362,693		277,991

Total net assets	$57,860,107		$119,100,480		$250,301,681		$228,712,462		$334,701,924

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$13.20		$14.29		$17.04		$17.94		$17.66
Advisor class of shares:
Net asset value and redemption proceeds per share	$13.20		$14.29		$17.04		$17.94		$17.66
Offering price per share(2)	$13.89		$15.04		$17.94		$18.88		$18.59
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$13.22		$14.32		$17.06		$18.06		$17.63
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	$—		$—		$—		$—		$17.62
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	$—		$—		$—		$—		$17.65
Net assets:
Investor class of shares	$413,349		$63,687,084		$131,012,269		$97,737,988		$189,015,975
Advisor class of shares	26,002		26,468		26,324		26,679		26,585
Institutional class of shares	57,420,756		55,386,928		119,263,088		130,947,795		145,606,191
Retirement class R-3 of shares	—		—		—		—		26,564
Retirement class R-6 of shares	—		—		—		—		26,609

Total net assets	$57,860,107		$119,100,480		$250,301,681		$228,712,462		$334,701,924

Shares outstanding:
Investor class of shares	31,321		4,455,358		7,690,092		5,448,439		10,701,043
Advisor class of shares	1,970		1,852		1,545		1,487		1,505
Institutional class of shares	4,345,002		3,867,804		6,992,059		7,251,712		8,257,232
Retirement class R-3 of shares	—		—		—		—		1,508
Retirement class R-6 of shares	—		—		—		—		1,508

Total shares outstanding	4,378,293		8,325,014		14,683,696		12,701,638		18,962,796

Investments, at cost:
Investments in unaffiliated issuers	$74,452,515		$139,642,286		$299,833,409		$263,432,856		$378,266,059
Cash sweep investments in affiliated issuers	848,192		2,260,802		4,567,614		2,829,759		11,427,237

Total investments, at cost	$75,300,707		$141,903,088		$304,401,023		$266,262,615		$389,693,296

(1)	Including $22,800,040, $48,095,741, $113,745,995, $95,471,585 and $153,368,207, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(2)	Computation of offering price per share 100/95 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	Mid-Cap Growth Fund		Small-Cap Value Fund		Small-Cap Core Fund (1)	Small-Cap Growth Fund		Micro-Cap Fund (2)
Assets:
Investments in unaffiliated issuers, at value	$387,964,940	(3)	$118,113,139	(3)	$5,152,055 (3)	$1,145,272,983	(3)	$2,894,710
Cash sweep investments in affiliated issuers, at value	3,959,857		1,787,767		70,868	19,470,988		43,685
Investments in other affiliated issuers, at value	—		—		—	5,329,500		—
Dividends and interest receivable	156,189		29,358		1,263	267,907		2,633
Receivable for investments sold	1,920,398		222,143		—	5,844,921		—
Receivable for capital stock sold	122,685		96,839		—	433,142		—
Receivable from affiliates, net (Note 5)	—		—		3,534	—		6,328
Prepaid expenses	59,058		51,941		29,379	26,277		21,235
Other assets	24,624		3,512		52	151,755		630

Total assets	394,207,751		120,304,699		5,257,151	1,176,797,473		2,969,221

Liabilities:
Payable for capital stock redeemed	85,484		10,027		—	473,061		—
Payable for investments purchased	508,685		209,265		—	3,345,791		—
Payable for return of securities lending collateral	126,544,942		37,566,524		1,658,788	377,014,080		—
Payable to affiliates, net (Note 5)	213,162		47,531		—	812,498		—
Other liabilities	42,379		26,396		20,725	71,456		17,894

Total liabilities	127,394,652		37,859,743		1,679,513	381,716,886		17,894

Total net assets	$266,813,099		$82,444,956		$3,577,638	$795,080,587		$2,951,327

Net assets consist of:
Paid-in capital	$158,159,981		$65,674,884		$3,460,785	$576,682,786		$2,582,953
Net unrealized appreciation on investments	80,313,291		12,459,173		162,199	91,050,354		287,668
Accumulated net realized gain (loss) on investments	28,339,827		4,310,899		(44,981)	127,347,447		80,706
Distributions in excess of net investment income	—		—		(365)	—		—

Total net assets	$266,813,099		$82,444,956		$3,577,638	$795,080,587		$2,951,327

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$23.93		$14.40		$10.38	$22.31		$11.49
Advisor class of shares:
Net asset value and redemption proceeds per share	$23.93		$14.40		$10.38	$—		$11.49
Offering price per share(4)	$25.19		$15.16		$10.93	$—		$12.09
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$24.37		$14.50		$10.40	$22.75		$11.52
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	$24.34		$14.48		$—	$—		$—
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	$24.38		$14.50		$—	$—		$—
Net assets:
Investor class of shares	$121,928,115		$65,998,327		$521,938	$431,093,179		$64,512
Advisor class of shares	26,135		25,735		25,745	—		25,957
Institutional class of shares	144,806,569		16,369,403		3,029,955	363,987,408		2,860,858
Retirement class R-3 of shares	26,118		25,724		—	—		—
Retirement class R-6 of shares	26,162		25,767		—	—		—

Total net assets	$266,813,099		$82,444,956		$3,577,638	$795,080,587		$2,951,327

Shares outstanding:
Investor class of shares	5,095,437		4,582,852		50,282	19,322,254		5,617
Advisor class of shares	1,092		1,787		2,480	—		2,260
Institutional class of shares	5,941,999		1,129,095		291,360	15,998,347		248,446
Retirement class R-3 of shares	1,073		1,777		—	—		—
Retirement class R-6 of shares	1,073		1,777		—	—		—

Total shares outstanding	11,040,674		5,717,288		344,122	35,320,601		256,323

Investments, at cost:
Investments in unaffiliated issuers	$307,651,649		$105,653,966		$4,989,856	$1,053,282,129		$2,607,042
Cash sweep investments in affiliated issuers	3,959,857		1,787,767		70,868	19,470,988		43,685
Investments in other affiliated issuers	—		—		—	6,270,000		—

Total investments, at cost	$311,611,506		$107,441,733		$5,060,724	$1,079,023,117		$2,650,727

(1)	Fund inception date is December 27, 2013.
(2)	Fund inception date is September 30, 2013.
(3)	Including $124,202,816, $36,871,233, $1,628,087 and $370,036,205, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(4)	Computation of offering price per share 100/95 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	Global Low Volatility Equity Fund (2)		Pyrford Global Equity Fund (1)		Pyrford Global Strategic Return Fund		Pyrford International Stock Fund		Global Natural Resources Fund (1)
Assets:
Investments in unaffiliated issuers, at value	$5,148,327	(3)	$1,462,366	(3)	$21,839,597	(3)	$371,792,717	(3)	$1,515,156	(3)
Cash denominated in foreign currencies	2,488	(4)	42,731	(4)	226,800	(4)	6,002,462	(4)	9,608	(4)
Dividends and interest receivable	9,135		3,865		180,539		1,539,021		1,160
Receivable for capital stock sold	—		—		17,694		493,687		—
Receivable for forward foreign currency contracts	—		—		88		167,020		—
Receivable from affiliates, net (Note 5)	7,012		10,472		3,968		—		—
Prepaid expenses	21,221		29,357		21,997		51,432		29,352
Other assets	91		37		367		3,867		71

Total assets	5,188,274		1,548,828		22,291,050		380,050,206		1,555,347

Liabilities:
Payable for capital stock redeemed	—		—		1,693		12,302		—
Payable for investments purchased	—		35,357		—		5,997,098		20,392
Payable for return of securities lending collateral	1,087,904		296,030		4,223,179		18,436,040		304,561
Payable for foreign tax expense	634		70		335		27,966		37
Payable on forward foreign currency contracts	—		3,704		13,131		1,390,545		—
Payable to affiliates, net (Note 5)	—		—		—		241,346		45,281
Other liabilities	22,190		20,507		28,539		31,654		19,096

Total liabilities	1,110,728		355,668		4,266,877		26,136,951		389,367

Total net assets	$4,077,546		$1,193,160		$18,024,173		$353,913,255		$1,165,980

Net assets consist of:
Paid-in capital	$3,838,348		$1,115,188		$16,028,309		$309,505,559		$1,085,845
Net unrealized appreciation on investments and foreign currency translation	197,906		50,040		961,389		43,979,520		116,812
Accumulated net realized gain (loss) on investments and foreign currency transactions	18,501		7,510		939,001		(1,004,883)		(38,349)
Undistributed net investment income	22,791		20,422		95,474		1,433,059		1,672

Total net assets	$4,077,546		$1,193,160		$18,024,173		$353,913,255		$1,165,980

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$11.47		$10.74		$10.54		$13.11		$10.73
Advisor class of shares:
Net asset value and redemption proceeds per share	$11.47		$10.74		$10.54		$13.11		$10.73
Offering price per share(5)	$12.07		$11.31		$11.09		$13.80		$11.29
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$11.50		$10.76		$10.64		$13.14		$10.77
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	$—		$—		$—		$13.12		$—
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	$—		$—		$—		$13.15		$—
Net assets:
Investor class of shares	$104,968		$628,469		$17,115,286		$81,351,740		$537,737
Advisor class of shares	25,788		25,578		24,999		24,961		25,951
Institutional class of shares	3,946,790		539,113		883,888		272,486,616		602,292
Retirement class R-3 of shares	—		—		—		24,947		—
Retirement class R-6 of shares	—		—		—		24,991		—

Total net assets	$4,077,546		$1,193,160		$18,024,173		$353,913,255		$1,165,980

Shares outstanding:
Investor class of shares	9,149		58,501		1,623,928		6,204,797		50,100
Advisor class of shares	2,248		2,381		2,372		1,904		2,418
Institutional class of shares	343,089		50,101		83,051		20,739,016		55,932
Retirement class R-3 of shares	—		—		—		1,901		—
Retirement class R-6 of shares	—		—		—		1,901		—

Total shares outstanding	354,486		110,983		1,709,351		26,949,519		108,450

Investments, at cost:
Investments in unaffiliated issuers	$4,950,421		$1,408,627		$20,863,900		$326,568,894		$1,398,351

Total investments, at cost	$4,950,421		$1,408,627		$20,863,900		$326,568,894		$1,398,351

(1)	Fund inception date is December 27, 2013.
(2)	Fund inception date is September 30, 2013.
(3)	Including $1,069,699, $289,630, $4,132,242, $17,450,594 and $299,086, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(4)	Identified cost of cash denominated in foreign currencies are $2,483, $42,752, $226,434, $6,016,981 and $9,554, respectively.
(5)	Computation of offering price per share 100/95 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	LGM Emerging Markets Equity Fund		TCH Emerging Markets Bond Fund (1)		Ultra Short Tax-Free Fund	Short Tax- Free Fund		Short-Term Income Fund
Assets:
Investments in unaffiliated issuers, at value	$180,170,447	(2)	$9,528,915	(2)	$708,340,965	$102,837,579		$261,294,597	(2)
Cash sweep investments in affiliated issuers, at value	—		—		12,646,866	949,266		2,146,826
Deposit held at broker	—		—		—	26,444		—
Cash denominated in foreign currencies	2,613,479	(3)	—		—	—		—
Dividends and interest receivable	458,603		107,167		2,854,730	788,920		1,027,553
Receivable for investments sold	435,956		—		—	—		11,731
Receivable for capital stock sold	65,034		—		11,877,372	234,273		197,008
Receivable for daily variation margin	—		—		—	1,679		—
Prepaid expenses	24,912		16,688		32,842	28,828		28,880
Other assets	475		343		1,026	1,011		5,589

Total assets	183,768,906		9,653,113		735,753,801	104,868,000		264,712,184

Liabilities:
Payable for capital stock redeemed	14,140		—		655,513	383,986		262,783
Payable for investments purchased	4,806,151		—		3,401,986	847,197		—
Payable for return of securities lending collateral	2,753,209		1,685,968		—	—		44,715,045
Payable for foreign tax expense	1,395,696		292		—	—		—
Payable for income distribution	—		—		309,875	79,871		100,003
Payable to affiliates, net (Note 5)	106,813		5,553		165,735	20,764		41,960
Other liabilities	32,147		21,359		40,512	18,804		35,484

Total liabilities	9,108,156		1,713,172		4,573,621	1,350,622		45,155,275

Total net assets	$174,660,750		$7,939,941		$731,180,180	$103,517,378		$219,556,909

Net assets consist of:
Paid-in capital	$155,187,570		$7,119,375		$729,221,065	$102,427,062		$221,119,018
Net unrealized appreciation on investments, futures contracts and foreign currency translation	22,422,660		425,401		2,104,045	1,079,942		877,892
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(5,191,965)		168,749		(133,691)	1,465		(2,441,361)
Undistributed net investment income (distributions in excess of net investment income)	2,242,485		226,416		(11,239)	8,909		1,360

Total net assets	$174,660,750		$7,939,941		$731,180,180	$103,517,378		$219,556,909

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$14.30		$11.14		$10.09	$10.20		$9.40
Advisor class of shares:
Net asset value and redemption proceeds per share	$14.30		$11.14		$10.09	$10.20		$9.40
Offering price per share	$15.05	(4)	$11.54	(5)	$10.30 (6)	$10.41	(6)	$9.59	(6)
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$14.33		$11.16		$10.09	$10.21		$9.42
Net assets:
Investor class of shares	$62,827,950		$3,952,909		$67,617,470	$25,442,005		$77,005,963
Advisor class of shares	26,107		25,796		25,045	25,170		25,018
Institutional class of shares	111,806,693		3,961,236		663,537,665	78,050,203		142,525,928

Total net assets	$174,660,750		$7,939,941		$731,180,180	$103,517,378		$219,556,909

Shares outstanding:
Investor class of shares	4,394,765		354,711		6,698,203	2,493,304		8,194,334
Advisor class of shares	1,826		2,315		2,481	2,467		2,662
Institutional class of shares	7,800,146		355,073		65,768,326	7,645,944		15,136,088

Total shares outstanding	12,196,737		712,099		72,469,010	10,141,715		23,333,084

Investments, at cost:
Investments in unaffiliated issuers	$157,740,151		$9,103,508		$706,236,920	$101,759,316		$260,416,705
Cash sweep investments in affiliated issuers	—		—		12,646,866	949,266		2,146,826

Total investments, at cost	$157,740,151		$9,103,508		$718,883,786	$102,708,582		$262,563,531

(1)	Fund inception date is September 30, 2013.
(2)	Including $2,573,332, $1,648,741 and $43,887,448, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(3)	Identified cost of cash denominated in foreign currencies is $2,630,023.
(4)	Computation of offering price per share 100/95 of net asset value.
(5)	Computation of offering price per share 100/96.5 of net asset value.
(6)	Computation of offering price per share 100/98 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	Intermediate Tax-Free Fund	Mortgage Income Fund	TCH Intermediate Income Fund	TCH Corporate Income Fund		TCH Core Plus Bond Fund
Assets:
Investments in unaffiliated issuers, at value	$1,385,497,434	$156,435,278 (1)	$199,388,100 (1)	$223,969,896	(1)	$1,339,141,224	(1)
Cash sweep investments in affiliated issuers, at value	15,311,546	5,780,283	4,217,503	5,075,402		25,586,741
Deposit held at broker	412,483	—	—	—		—
Dividends and interest receivable	13,278,616	403,296	1,245,686	2,162,243		7,458,196
Receivable for investments sold	—	47,477	—	—		—
Receivable for capital stock sold	3,379,325	7,657,946	71,058	1,503,155		731,995
Prepaid expenses	58,805	28,935	30,107	28,527		34,782
Other assets	1,071	2,806	6,837	4,693		29,967

Total assets	1,417,939,280	170,356,021	204,959,291	232,743,916		1,372,982,905

Liabilities:
Payable for capital stock redeemed	1,231,824	64,999	165,647	274,649		294,366
Payable for investments purchased	13,941,300	2,987,267	—	—		—
Payable for return of securities lending collateral	—	32,768,731	59,488,303	32,099,509		431,400,107
Payable for daily variation margin	25,722	—	—	—		—
Payable for income distribution	705,411	45,623	68,162	131,611		185,033
Payable to affiliates, net (Note 5)	501,762	65,384	57,464	64,883		327,269
Other liabilities	66,220	37,630	29,894	27,774		57,304

Total liabilities	16,472,239	35,969,634	59,809,470	32,598,426		432,264,079

Total net assets	$1,401,467,041	$134,386,387	$145,149,821	$200,145,490		$940,718,826

Net assets consist of:
Paid-in capital	$1,353,070,234	$136,898,147	$168,494,287	$187,865,635		$904,073,498
Net unrealized appreciation on investments	52,427,377	2,823,310	2,530,441	12,136,700		36,026,398
Accumulated net realized gain (loss) on investments	(4,159,787)	(5,320,143)	(25,864,880)	145,853		621,244
Undistributed net investment income (distributions in excess of net investment income)	129,217	(14,927)	(10,027)	(2,698)		(2,314)

Total net assets	$1,401,467,041	$134,386,387	$145,149,821	$200,145,490		$940,718,826

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$11.25	$9.36	$10.65	$13.09		$11.95
Advisor class of shares:
Net asset value and redemption proceeds per share	$11.25	$9.36	$10.65	$13.09		$11.95
Offering price per share(2)	$11.66	$9.70	$11.04	$13.56		$12.38
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$11.25	$9.35	$10.64	$13.07		$11.94
Net assets:
Investor class of shares	$1,003,132,147	$105,887,751	$34,301,068	$78,346,561		$517,752,584
Advisor class of shares	2,044,006	25,205	25,216	25,497		25,455
Institutional class of shares	396,290,888	28,473,431	110,823,537	121,773,432		422,940,787

Total net assets	$1,401,467,041	$134,386,387	$145,149,821	$200,145,490		$940,718,826

Shares outstanding:
Investor class of shares	89,135,492	11,317,141	3,221,408	5,987,089		43,337,485
Advisor class of shares	181,624	2,694	2,368	1,948		2,131
Institutional class of shares	35,224,649	3,045,169	10,418,760	9,316,130		35,410,803

Total shares outstanding	124,541,765	14,365,004	13,642,536	15,305,167		78,750,419

Investments, at cost:
Investments in unaffiliated issuers	$1,333,044,335	$153,611,968	$196,857,659	$211,833,196		$1,303,114,826
Cash sweep investments in affiliated issuers	15,311,546	5,780,283	4,217,503	5,075,402		25,586,741

Total investments, at cost	$1,348,355,881	$159,392,251	$201,075,162	$216,908,598		$1,328,701,567

(1)	Including $32,162,239, $58,387,278, $31,505,403 and $423,415,641, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(2)	Computation of offering price per share 100/96.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	Monegy High Yield Bond Fund	Multi-Asset Income Fund (1)		Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Assets:
Investments in unaffiliated issuers, at value	$75,995,314	$59,245,993	(2)	$255,790,186	$584,786,377	$2,863,581,444
Cash sweep investments in affiliated issuers, at value	369,393	674,071		—	—	—
Investments in other affiliated issuers, at value	—	2,061,609		—	—	—
Investments in repurchase agreements	—	—		277,367,859	—	461,529,027
Dividends and interest receivable	1,349,459	61,064		43,644	385,968	694,313
Receivable for capital stock sold	33,386	194,233		—	—	—
Prepaid expenses	23,418	29,724		19,341	25,638	45,713
Other assets	—	1,170		—	1,000	—

Total assets	77,770,970	62,267,864		533,221,030	585,198,983	3,325,850,497

Liabilities:
Payable for capital stock redeemed	41,563	—		—	—	—
Payable for investments purchased	—	201,828		—	—	—
Payable for return of securities lending collateral	—	15,798,197		—	—	—
Payable for income distribution	39,617	—		3,987	15,888	23,963
Payable to affiliates, net (Note 5)	28,264	14,530		8,492	73,728	432,895
Other liabilities	32,333	20,936		28,426	33,550	82,508

Total liabilities	141,777	16,035,491		40,905	123,166	539,366

Total net assets	$77,629,193	$46,232,373		$533,180,125	$585,075,817	$3,325,311,131

Net assets consist of:
Paid-in capital	$73,357,816	$45,643,052		$533,180,125	$585,075,764	$3,325,312,901
Net unrealized appreciation on investments	2,521,573	573,067		—	—	—
Accumulated net realized gain on investments	1,758,324	11,688		—	—	22,193
Undistributed net investment income (distributions in excess of net investment income)	(8,520)	4,566		—	53	(23,963)

Total net assets	$77,629,193	$46,232,373		$533,180,125	$585,075,817	$3,325,311,131

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$10.44	$10.27		$1.00	$1.00	$1.00
Advisor class of shares:
Net asset value and redemption proceeds per share	$10.44	$10.27		$—	$—	$—
Offering price per share(3)	$10.82	$10.64		$—	$—	$—
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$10.44	$10.27		$1.00	$1.00	$1.00
Net assets:
Investor class of shares	$40,297,204	$532,041		$105,266,679	$131,174,870	$1,356,875,154
Advisor class of shares	25,157	25,254		—	—	—
Institutional class of shares	37,306,832	45,675,078		427,913,446	453,900,947	1,968,435,977

Total net assets	$77,629,193	$46,232,373		$533,180,125	$585,075,817	$3,325,311,131

Shares outstanding:
Investor class of shares	3,858,049	51,812		105,267,076	131,172,798	1,357,081,564
Advisor class of shares	2,409	2,459		—	—	—
Institutional class of shares	3,573,953	4,446,629		427,913,049	453,930,634	1,968,495,955

Total shares outstanding	7,434,411	4,500,900		533,180,125	585,103,432	3,325,577,519

Investments, at cost:
Investments in unaffiliated issuers	$73,473,741	$58,669,506		$533,158,045	$584,786,377	$3,325,110,471
Cash sweep investments in affiliated issuers	369,393	674,071		—	—	—
Investments in other affiliated issuers	—	2,065,029		—	—	—

Total investments, at cost	$73,843,134	$61,408,606		$533,158,045	$584,786,377	$3,325,110,471

(1)	Fund inception date is December 27, 2013.
(2)	Including $15,505,800 of securities on loan. A security on loan value represents both market value and accrued interest.
(3)	Computation of offering price per share 100/96.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	Low Volatility Equity Fund		Dividend Income Fund		Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$1,025,226	(1)	$3,293,700	(1)	$4,295,500	(1)	$2,660,944	(1)	$4,545,050
Affiliated issuers	137		245		406		289		1,339
Securities lending income	5,928		25,292		60,042		63,486		144,704

Total income	1,031,291		3,319,237		4,355,948		2,724,719		4,691,093

Expenses:
Investment advisory fees (Note 5)	240,796		538,196		1,697,345		1,614,103		2,399,552
Shareholder service fees (Note 5)	1,319		141,600		294,240		224,091		474,669
Administrative fees (Note 5)	44,547		99,566		209,339		199,073		348,001
Portfolio accounting fees	42,107		59,580		94,171		91,250		125,315
Recordkeeping fees	22,889		26,461		71,000		89,131		74,592
Custodian fees (Note 5)	2,272		5,082		10,686		10,166		15,472
Registration fees	31,227		40,571		43,729		36,516		41,269
Professional fees	23,867		22,093		20,046		20,046		20,047
Printing and postage	792		43,323		42,643		41,129		55,056
Directors’ fees	13,128		13,128		13,128		13,128		13,128
Distribution services fees (Note 5):
Advisor class	16		17		17		17		17
Retirement class R-3	—		—		—		—		34
Miscellaneous	8,484		9,045		9,771		10,345		12,233

Total expenses	431,444		998,662		2,506,115		2,348,995		3,579,385

Deduct:
Expense waivers (Note 5)	(117,074)		(157,390)		—		—		—

Net expenses	314,370		841,272		2,506,115		2,348,995		3,579,385

Net investment income	716,921		2,477,965		1,849,833		375,724		1,111,708

Net realized and unrealized gain on investments:
Net realized gain on investment transactions from:
Unaffiliated issuers	3,229,841		8,368,683		26,508,955		35,599,369		40,860,457
Net change in unrealized appreciation on investments in:
Unaffiliated issuers	4,593,885		12,350,996		24,547,915		21,291,675		29,950,522

Net realized and unrealized gain on investments	7,823,726		20,719,679		51,056,870		56,891,044		70,810,979

Change in net assets resulting from operations	$8,540,647		$23,197,644		$52,906,703		$57,266,768		$71,922,687

(1)	Net of foreign taxes of $51, $18,605, $4,418 and $18,873, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	Mid-Cap Growth Fund		Small-Cap Value Fund	Small-Cap Core Fund (1)	Small-Cap Growth Fund	Micro-Cap Fund (2)
Investment income:
Dividend income from:
Unaffiliated issuers	$1,269,815	(3)	$650,878 (3)	$15,621	$2,012,071 (3)	$20,580
Affiliated issuers	652		360	8	3,120	6
Securities lending income	333,903		44,474	821	2,139,964	—

Total income	1,604,370		695,712	16,450	4,155,155	20,586

Expenses:
Investment advisory fees (Note 5)	1,919,288		493,233	12,446	8,250,067	22,637
Shareholder service fees (Note 5)	292,565		129,462	845	1,133,361	138
Administrative fees (Note 5)	281,853		74,493	2,872	647,014	2,327
Portfolio accounting fees	108,981		52,743	22,121	218,362	28,319
Recordkeeping fees	65,577		26,445	24,970	88,298	27,298
Custodian fees (Note 5)	12,377		3,187	90	38,999	118
Registration fees	35,619		33,174	35,333	52,057	36,058
Professional fees	20,047		20,046	19,421	20,046	21,903
Printing and postage	72,614		53,392	3,516	112,868	3,854
Directors’ fees	13,128		13,128	6,855	13,128	9,373
Distribution services fees (Note 5):
Advisor class	17		17	17	—	17
Retirement class R-3	33		33	—	—	—
Miscellaneous	12,246		10,085	2,019	14,280	8,388

Total expenses	2,834,345		909,438	130,505	10,588,480	160,430

Deduct:
Expense waivers (Note 5)	—		(110,965)	(112,360)	—	(132,606)

Net expenses	2,834,345		798,473	18,145	10,588,480	27,824

Net investment loss	(1,229,975)		(102,761)	(1,695)	(6,433,325)	(7,238)

Net realized and unrealized gain on investments:
Net realized gain (loss) on investment transactions from:
Unaffiliated issuers	32,315,790		4,659,447	(45,782)	140,163,298	84,868
Affiliated issuers	—		—	—	15,903,342	—

Total net realized gain (loss)	32,315,790		4,659,447	(45,782)	156,066,640	84,868
Net change in unrealized appreciation (depreciation) on investments in:
Unaffiliated issuers	15,050,417		5,656,767	162,199	(43,579,655)	287,668
Affiliated issuers	—		—	—	(3,312,894)	—

Total net change in unrealized appreciation (depreciation)	15,050,417		5,656,767	162,199	(46,892,549)	287,668

Net realized and unrealized gain on investments	47,366,207		10,316,214	116,417	109,174,091	372,536

Change in net assets resulting from operations	$46,136,232		$10,213,453	$114,722	$102,740,766	$365,298

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(3)	Net of foreign taxes of $10,157, $215 and $8,104, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	Global Low Volatility Equity Fund (2)	Pyrford Global Equity Fund (1)	Pyrford Global Strategic Return Fund	Pyrford International Stock Fund	Global Natural Resources Fund (1)
Investment income:
Dividend income from:
Unaffiliated issuers	$35,213 (3)	$29,491 (3)	$280,416 (3)	$12,440,832 (3)	$9,409 (3)
Interest income	31	10	128,956	1,284	4
Securities lending income	185	80	707	4,857	160

Total income	35,429	29,581	410,079	12,446,973	9,573

Expenses:
Investment advisory fees (Note 5)	8,847	4,225	245,636	2,245,364	4,544
Shareholder service fees (Note 5)	205	883	38,994	180,255	859
Administrative fees (Note 5)	1,259	1,056	28,402	316,135	1,049
Portfolio accounting fees	35,446	23,937	50,016	52,713	23,004
Recordkeeping fees	26,829	24,486	25,834	36,030	24,486
Custodian fees (Note 5)	23,085	13,434	29,972	149,999	16,939
Registration fees	36,058	35,333	31,663	39,526	35,338
Professional fees	22,243	19,760	23,433	22,433	19,760
Printing and postage	3,848	15,060	34,740	37,437	3,516
Directors’ fees	9,373	6,855	13,128	13,128	6,855
Distribution services fees (Note 5):
Advisor class	17	16	16	16	17
Retirement class R-3	—	—	—	33	—
Miscellaneous	13,451	3,966	10,278	14,613	4,420

Total expenses	180,661	149,011	532,112	3,107,682	140,787

Deduct:
Expense waivers (Note 5)	(168,871)	(141,774)	(189,126)	(77,259)	(132,990)

Net expenses	11,790	7,237	342,986	3,030,423	7,797

Net investment income	23,639	22,344	67,093	9,416,550	1,776

Net realized and unrealized gain on investments and foreign currency:
Net realized gain (loss) on investment transactions from:
Unaffiliated issuers	18,501	7,510	1,101,610	(842,061)	(38,349)
Net realized gain (loss) on foreign currency transactions	(1,828)	(3,028)	3,027	(58,469)	(1,316)
Net realized gain on forward contracts	—	—	49,961	1,903,937	—

Total net realized gain (loss)	16,673	4,482	1,154,598	1,003,407	(39,665)
Net change in unrealized appreciation on investments in:
Unaffiliated issuers	197,906	53,739	198,546	27,064,501	116,805
Net change in unrealized appreciation (depreciation) in foreign currency translation	—	5	(1,789)	(16,920)	7
Net change in unrealized depreciation in forward contracts	—	(3,704)	(69,044)	(3,482,488)	—

Total net change in unrealized appreciation	197,906	50,040	127,713	23,565,093	116,812

Net realized and unrealized gain on investments and foreign currency	214,579	54,522	1,282,311	24,568,500	77,147

Change in net assets resulting from operations	$238,218	$76,866	$1,349,404	$33,985,050	$78,923

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(3)	Net of foreign taxes of $2,583, $71, $14,082, $739,277 and $967, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	LGM Emerging Markets Equity Fund		TCH Emerging Markets Bond Fund (1)	Ultra Short Tax-Free Fund	Short Tax- Free Fund	Short-Term Income Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$4,679,859	(2)	$—	$—	$1,686	$245,659
Affiliated issuers	—		—	3,401	445	1,092
Interest income	215		363,032 (2)	7,816,874	1,400,255	3,786,106
Securities lending income	1,226		848	—	—	61,016

Total income	4,681,300		363,880	7,820,275	1,402,386	4,093,873

Expenses:
Investment advisory fees (Note 5)	1,373,562		40,632	1,348,469	189,452	479,584
Shareholder service fees (Note 5)	130,038		8,451	224,877	50,080	256,888
Administrative fees (Note 5)	141,171		6,264	589,320	70,097	221,718
Portfolio accounting fees	51,405		34,832	281,458	90,264	121,505
Recordkeeping fees	33,505		26,486	27,118	21,834	47,946
Custodian fees (Note 5)	242,457		7,480	32,951	3,571	11,339
Registration fees	45,447		30,003	58,404	39,182	56,995
Professional fees	26,387		25,243	25,113	28,494	24,046
Printing and postage	35,374		3,843	7,290	6,257	36,908
Directors’ fees	13,128		9,373	13,128	13,128	13,128
Distribution services fees (Note 5):
Advisor class	17		16	16	16	16
Miscellaneous	21,714		8,769	17,071	8,047	10,014

Total expenses	2,114,205		201,392	2,625,215	520,422	1,280,087

Deduct:
Expense waivers (Note 5)	(229,042)		(138,750)	(307,812)	(187,228)	(183,911)

Net expenses	1,885,163		62,642	2,317,403	333,194	1,096,176

Net investment income	2,796,137		301,238	5,502,872	1,069,192	2,997,697

Net realized and unrealized gain on investments, futures contracts and foreign currency:
Net realized gain (loss) on investment transactions from:
Unaffiliated issuers	(4,075,266	)(3)	168,750	76,998	112,647	63,612
Net realized gain (loss) on foreign currency transactions	(153,442)		177	—	—	—
Net realized loss on futures contracts	—		—	(27,035)	(13,557)	—

Total net realized gain (loss)	(153,442)		168,927	49,963	99,090	63,612
Net change in unrealized appreciation on investments in:
Unaffiliated issuers	25,014,943		425,407	3,599,872	1,639,651	894,630
Net change in unrealized appreciation (depreciation) in foreign currency translation	40,657		(6)	—	—	—
Net change in unrealized appreciation (depreciation) in future contracts	—		—	(1,295)	1,679	—

Total net change in unrealized appreciation	25,055,600		425,401	3,598,577	1,641,330	894,630

Net realized and unrealized gain on investments, futures contracts and foreign currency	20,826,892		594,328	3,648,540	1,740,420	958,242

Change in net assets resulting from operations	$23,623,029		$895,566	$9,151,412	$2,809,612	$3,955,939

(1)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(2)	Net of foreign taxes of $458,514 and $292, respectively.
(3)	Net of foreign taxes of $1,322,255, $1,294,100 of which is related to appreciated investments held at year end.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	Intermediate Tax-Free Fund	Mortgage Income Fund	TCH Intermediate Income Fund	TCH Corporate Income Fund		TCH Core Plus Bond Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$419,555	$—	$39	$—		$—
Affiliated issuers	4,555	816	935	947		3,634
Interest income	38,495,731	4,540,619	3,514,709	5,788,406	(1)	26,828,922	(1)
Securities lending income	—	31,292	68,627	54,772		364,087

Total income	38,919,841	4,572,727	3,584,310	5,844,125		27,196,643

Expenses:
Investment advisory fees (Note 5)	2,946,708	608,002	556,259	367,751		1,915,221
Shareholder service fees (Note 5)	2,202,597	306,793	90,876	106,337		1,196,988
Administrative fees (Note 5)	708,198	140,600	128,635	136,068		650,528
Portfolio accounting fees	396,269	92,331	75,846	84,855		251,179
Recordkeeping fees	82,055	58,383	44,438	28,975		54,590
Custodian fees (Note 5)	58,748	7,193	6,570	6,931		39,495
Registration fees	117,289	30,922	31,457	38,167		61,018
Professional fees	25,979	26,045	26,046	26,045		26,045
Printing and postage	69,284	25,948	7,930	10,312		47,453
Directors’ fees	13,128	13,128	13,128	13,128		13,128
Distribution services fees (Note 5):
Advisor class	388	16	16	16		16
Miscellaneous	23,721	9,974	9,538	9,396		15,758

Total expenses	6,644,364	1,319,335	990,739	827,981		4,271,419

Deduct:
Expense waivers (Note 5)	(501,263)	(176,270)	(134,950)	(63,801)		(132,857)

Net expenses	6,143,101	1,143,065	855,789	764,180		4,138,562

Net investment income	32,776,740	3,429,662	2,728,521	5,079,945		23,058,081

Net realized and unrealized gain on investments and futures contracts:
Net realized gain (loss) on investment transactions from:
Unaffiliated issuers	1,449,295	(892,869)	984,810	1,655,375		3,011,756
Net realized loss on futures contracts	(888,469)	—	—	—		—

Total net realized gain (loss)	560,826	(892,869)	984,810	1,655,375		3,011,756
Net change in unrealized appreciation on investments in:
Unaffiliated issuers	66,413,760	4,722,743	3,813,348	8,680,708		44,095,696
Net change in unrealized depreciation in future contracts	(32,353)	—	—	—		—

Total net change in unrealized appreciation	66,381,407	4,722,743	3,813,348	8,680,708		44,095,696

Net realized and unrealized gain on investments and futures contracts	66,942,233	3,829,874	4,798,158	10,336,083		47,107,452

Change in net assets resulting from operations	$99,718,973	$7,259,536	$7,526,679	$15,416,028		$70,165,533

(1)	Net of foreign taxes of $2,529 and $22,037, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	Monegy High Yield Bond Fund	Multi-Asset Income Fund (1)	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$—	$436,818	$—	$2,202	$174,319
Affiliated issuers	151	26,948	—	—	—
Interest income	6,116,333	2,543	443,610	1,663,804	6,641,791
Securities lending income	—	17,874	—	—	—

Total income	6,116,484	484,183	443,610	1,666,006	6,816,110

Expenses:
Investment advisory fees (Note 5)	495,053	42,222	1,152,763	1,548,988	5,040,309
Shareholder service fees (Note 5)	123,161	859	294,231	317,877	3,476,759
Administrative fees (Note 5)	91,585	25,333	191,603	257,276	1,166,780
Portfolio accounting fees	92,844	22,604	121,686	153,667	360,378
Recordkeeping fees	26,179	25,195	25,104	29,707	109,346
Custodian fees (Note 5)	4,682	786	27,244	36,639	166,007
Registration fees	34,963	35,333	68,393	70,279	129,909
Professional fees	28,092	19,421	23,046	28,046	28,046
Printing and postage	43,279	3,518	10,575	11,292	65,549
Directors’ fees	13,128	6,855	13,128	13,127	13,128
Distribution services fees (Note 5):
Advisor class	16	16	—	—	—
Miscellaneous	8,778	2,040	13,395	17,895	46,307

Total expenses	961,760	184,182	1,941,168	2,484,793	10,602,518

Deduct:
Expense waivers (Note 5)	(195,014)	(89,520)	(1,555,632)	(969,405)	(4,168,103)

Net expenses	766,746	94,662	385,536	1,515,388	6,434,415

Net investment income	5,349,738	389,521	58,074	150,618	381,695

Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investment transactions from:
Unaffiliated issuers	1,772,230	790	—	38,299	41,143
Net realized gain on capital gains distributions from:
Unaffiliated issuers	—	2,106	—	—	—
Net realized gain on foreign currency transactions	667	—	—	—	—
Net realized loss on forward contracts	(9,347)	—	—	—	—

Total net realized gain	1,763,550	2,896	—	38,299	41,143
Net change in unrealized appreciation (depreciation) on investments in:
Unaffiliated issuers	780,192	576,487	—	—	—
Affiliated issuers	—	(3,420)	—	—	—
Net change in unrealized depreciation in foreign currency translation	(113)	—	—	—	—
Net change in unrealized depreciation in future contracts	(4,681)	—	—	—	—

Total net change in unrealized appreciation	775,398	573,067	—	—	—

Net realized and unrealized gain on investments and foreign currency	2,538,948	575,963		38,299	41,143

Change in net assets resulting from operations	$7,888,686	$965,484	$58,074	$188,917	$422,838

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Low Volatility Equity Fund		Dividend Income Fund		Large-Cap Value Fund
	Year Ended August 31, 2014	Period Ended August 31, 2013 (1)	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Change in net assets resulting from:
Operations:
Net investment income (loss)	$716,921	$370,229	$2,477,965	$2,472,788	$1,849,833	$2,067,861
Net realized gain on investments	3,229,841	306,464	8,368,683	1,877,167	26,508,955	16,577,368
Net change in unrealized appreciation on investments	4,593,885	1,095,533	12,350,996	9,509,108	24,547,915	15,745,246

Change in net assets resulting from operations	8,540,647	1,772,226	23,197,644	13,859,063	52,906,703	34,390,475

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(6,565)	(2,715)	(1,195,276)	(1,014,051)	(829,422)	(1,134,378)
Advisor class of shares	(103)	—	(129)	—	(80)	—
Institutional class of shares	(687,874)	(237,320)	(1,192,157)	(1,359,088)	(1,018,781)	(1,399,458)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(5,461)	—	(1,884,074)	—	(7,402,822)	—
Institutional class of shares	(366,168)	—	(1,741,926)	—	(6,789,521)	—

Change in net assets resulting from distributions to shareholders	(1,066,171)	(240,035)	(6,013,562)	(2,373,139)	(16,040,626)	(2,533,836)

Capital stock transactions:
Proceeds from sale of shares	15,012,578	51,293,680	19,032,803	34,572,078	43,628,685	68,238,217
Net asset value of shares issued to shareholders in payment of distributions declared	996,074	216,120	5,812,132	2,226,913	15,638,461	2,280,518
Cost of shares redeemed	(7,252,099)	(11,412,913)	(30,150,146)	(15,670,387)	(59,434,707)	(38,199,065)
Redemption fees	—	—	—	710	—	7,400

Change in net assets resulting from capital stock transactions	8,756,553	40,096,887	(5,305,211)	21,129,314	(167,561)	32,327,070

Change in net assets	16,231,029	41,629,078	11,878,871	32,615,238	36,698,516	64,183,709

Net assets:
Beginning of period	41,629,078	—	107,221,609	74,606,371	213,603,165	149,419,456

End of period	$57,860,107	$41,629,078	$119,100,480	$107,221,609	$250,301,681	$213,603,165

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$139,543	$115,284	$375,730	$361,177	$335,809	$473,204

(1)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund
Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

$375,724	$1,027,700	$1,111,708	$1,663,114	$(1,229,975)	$(829,997)	$(102,761)	$202,380
35,599,369	11,459,770	40,860,457	33,487,969	32,315,790	34,542,578	4,659,447	6,528,582

21,291,675	18,565,502	29,950,522	31,739,034	15,050,417	13,444,264	5,656,767	4,897,554

57,266,768	31,052,972	71,922,687	66,890,117	46,136,232	47,156,845	10,213,453	11,628,516

(186,519)	(169,494)	(780,220)	(803,820)	—	—	—	(157,205)
—	—	—	—	—	—	—	—
(590,234)	(483,791)	(990,163)	(856,479)	—	—	—	(37,412)

(7,329,851)	(7,614,091)	(25,222,565)	(5,901,792)	(14,137,766)	(5,940,935)	(4,379,689)	(634,969)
(10,290,180)	(8,093,209)	(16,708,841)	(4,472,560)	(17,580,845)	(7,957,170)	(1,415,121)	(100,285)

(18,396,784)	(16,360,585)	(43,701,789)	(12,034,651)	(31,718,611)	(13,898,105)	(5,794,810)	(929,871)

24,030,180	55,206,748	53,822,119	77,306,643	32,484,772	39,233,359	28,120,471	20,339,973

18,014,586	16,025,858	42,765,137	11,647,149	31,029,244	13,648,311	5,765,924	927,075
(66,928,648)	(63,734,555)	(104,383,055)	(65,422,557)	(60,830,168)	(63,815,941)	(11,769,508)	(8,278,942)
—	12,858	174	11,265	—	2,257	—	924

(24,883,882)	7,510,909	(7,795,625)	23,542,500	2,683,848	(10,932,014)	22,116,887	12,989,030

13,986,102	22,203,296	20,425,273	78,397,966	17,101,469	22,326,726	26,535,530	23,687,675

214,726,360	192,523,064	314,276,651	235,878,685	249,711,630	227,384,904	55,909,426	32,221,751

$228,712,462	$214,726,360	$334,701,924	$314,276,651	$266,813,099	$249,711,630	$82,444,956	$55,909,426

$362,693	$776,514	$277,991	$936,666	$—	$—	$—	$(6,442)

Statements of Changes in Net Assets

	Small-Cap Core Fund	Small-Cap Growth Fund		Micro-Cap Fund	Global Low Volatility Equity Fund
	Period Ended August 31, 2014 (1)	Year Ended August 31, 2014	Year Ended August 31, 2013	Period Ended August 31, 2014 (2)	Period Ended August 31, 2014 (2)
Change in net assets resulting from:
Operations:
Net investment income (loss)	$(1,695)	$(6,433,325)	$(4,819,433)	$(7,238)	$23,639
Net realized gain (loss) on investments, forward contracts and foreign currency transactions	(45,782)	156,066,640	91,567,019	84,868	16,673
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	162,199	(46,892,549)	84,776,370	287,668	197,906

Change in net assets resulting from operations	114,722	102,740,766	171,523,956	365,298	238,218

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	—	—	—	—
Institutional class of shares	—	—	—	—	—
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	(54,356,984)	(23,357,173)	—	—
Institutional class of shares	—	(43,245,674)	(16,465,530)	—	—

Change in net assets resulting from distributions to shareholders	—	(97,602,658)	(39,822,703)	—	—

Capital stock transactions:
Proceeds from sale of shares	3,462,916	236,953,610	169,591,049	3,030,350	3,842,978
Net asset value of shares issued to shareholders in payment of distributions declared	—	92,226,147	38,138,788	—	—
Cost of shares redeemed	—	(248,589,665)	(186,387,894)	(444,321)	(3,650)
Redemption fees	—	5,665	32,308	—	—

Change in net assets resulting from capital stock transactions	3,462,916	80,595,757	21,374,251	2,586,029	3,839,328

Change in net assets	3,577,638	85,733,865	153,075,504	2,951,327	4,077,546

Net assets:
Beginning of period	—	709,346,722	556,271,218	—	—

End of period	$3,577,638	$795,080,587	$709,346,722	$2,951,327	$4,077,546

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$(365)	$—	$—	$—	$22,791

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Pyrford Global Equity Fund	Pyrford Global Strategic Return Fund		Pyrford International Stock Fund		Global Natural Resources Fund	LGM Emerging Markets Equity Fund
Period Ended August 31, 2014 (1)	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Period Ended August 31, 2014 (1)	Year Ended August 31, 2014	Year Ended August 31, 2013

$22,344	$67,093	$72,946	$9,416,550	$3,877,981	$1,776	$2,796,137	$2,245,131

4,482	1,154,598	448,527	1,003,407	(68,620)	(39,665)	(4,228,708)	(1,184,040)
50,040	127,713	363,719	23,565,093	15,851,217	116,812	25,055,600	(8,316,829)

76,866	1,349,404	885,192	33,985,050	19,660,578	78,923	23,623,029	(7,255,738)

—	(37,942)	—	(3,117,094)	(829,675)	—	(642,533)	(207,555)
—	(84,771)	—	(9,834,761)	(1,819,570)	—	(1,571,070)	(611,939)

—	(207,497)	—	(182,547)	(187,823)	—	—	(1,008,412)
—	(251,119)	—	(516,425)	(372,719)	—	—	(2,494,946)

—	(581,329)	—	(13,650,827)	(3,209,787)	—	(2,213,603)	(4,322,852)

1,116,294	4,647,464	5,269,304	137,260,498	96,121,715	1,087,057	55,250,430	87,803,891
—	578,848	—	11,973,143	3,047,625	—	2,016,195	4,229,614
—	(24,479,902)	(23,590,165)	(26,906,144)	(22,117,891)	—	(30,067,403)	(14,372,430)
—	160	2,371	1,105	19,405	—	741	734

1,116,294	(19,253,430)	(18,318,490)	122,328,602	77,070,854	1,087,057	27,199,963	77,661,809

1,193,160	(18,485,355)	(17,433,298)	142,662,825	93,521,645	1,165,980	48,609,389	66,083,219

—	36,509,528	53,942,826	211,250,430	117,728,785	—	126,051,361	59,968,142

$1,193,160	$18,024,173	$36,509,528	$353,913,255	$211,250,430	$1,165,980	$174,660,750	$126,051,361

$20,422	$95,474	$(40,154)	$1,433,059	$3,123,012	$1,672	$2,242,485	$1,841,549

Statements of Changes in Net Assets

	TCH Emerging Markets Bond Fund	Ultra Short Tax-Free Fund		Short Tax-Free Fund
	Period Ended August 31, 2014 (2)	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Period Ended August 31, 2013 (1)
Change in net assets resulting from:
Operations:
Net investment income	$301,238	$5,502,872	$7,932,544	$1,069,192	$391,697
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	168,927	49,963	208,513	99,090	(98,226)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translation	425,401	3,598,577	(3,800,296)	1,641,330	(561,388)

Change in net assets resulting from operations	895,566	9,151,412	4,340,761	2,809,612	(267,917)

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(39,375)	(516,317)	(731,013)	(261,086)	(138,251)
Advisor class of shares	—	(33)	—	(85)	—
Institutional class of shares	(40,425)	(4,986,522)	(7,201,531)	(808,021)	(253,446)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	(22,801)	(41,286)	—	—
Institutional class of shares	—	(151,283)	(275,268)	—	—

Change in net assets resulting from distributions to shareholders	(79,800)	(5,676,956)	(8,249,098)	(1,069,192)	(391,697)

Capital stock transactions:
Proceeds from sale of shares	7,044,375	715,858,142	924,397,990	97,083,301	61,897,547
Net asset value of shares issued to shareholders in payment of distributions declared	79,800	1,730,141	2,297,407	360,717	170,015
Cost of shares redeemed	—	(828,296,698)	(874,742,757)	(45,045,191)	(12,036,789)
Redemption fees	—	—	—	—	6,972

Change in net assets resulting from capital stock transactions	7,124,175	(110,708,415)	51,952,640	52,398,827	50,037,745

Change in net assets	7,939,941	(107,233,959)	48,044,303	54,139,247	49,378,131

Net assets:
Beginning of period	—	838,414,139	790,369,836	49,378,131	—

End of period	$7,939,941	$731,180,180	$838,414,139	$103,517,378	$49,378,131

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$226,416	$(11,239)	$(6,622)	$8,909	$8,924

(1)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(2)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund		Intermediate Tax-Free Fund		Mortgage Income Fund		TCH Intermediate Income Fund
Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

$2,997,697	$3,386,050	$32,776,740	$32,575,420	$3,429,662	$2,767,206	$2,728,521	$2,145,110

63,612	(73,685)	560,826	(3,361,578)	(892,869)	(1,540,416)	984,810	1,981,832

894,630	(2,026,172)	66,381,407	(67,356,305)	4,722,743	(6,388,703)	3,813,348	(5,247,188)

3,955,939	1,286,193	99,718,973	(38,142,463)	7,259,536	(5,161,913)	7,526,679	(1,120,246)

(1,256,247)	(1,712,647)	(22,706,623)	(23,188,791)	(3,299,688)	(3,834,568)	(647,658)	(615,145)
(78)	—	(3,741)	—	(188)	—	(126)	—
(2,005,611)	(2,021,847)	(10,066,376)	(9,846,588)	(859,448)	(1,019,686)	(2,100,508)	(1,563,580)

—	—	(60,866)	(5,074,800)	—	(1,951,829)	—	—
—	—	(25,260)	(2,021,354)	—	(458,367)	—	—

(3,261,936)	(3,734,494)	(32,862,866)	(40,131,533)	(4,159,324)	(7,264,450)	(2,748,292)	(2,178,725)

100,427,213	127,389,547	499,937,409	664,842,210	22,268,324	17,014,959	45,075,688	21,634,731

2,066,808	2,345,681	24,055,077	29,795,075	3,470,494	6,318,747	2,078,688	1,612,683
(112,801,171)	(89,478,755)	(386,396,874)	(495,063,164)	(69,247,065)	(55,083,897)	(48,638,537)	(45,075,562)
—	81,477	3,656	46,449	323	604	—	5,971

(10,307,150)	40,337,950	137,599,268	199,620,570	(43,507,924)	(31,749,587)	(1,484,161)	(21,822,177)

(9,613,147)	37,889,649	204,455,375	121,346,574	(40,407,712)	(44,175,950)	3,294,226	(25,121,148)

229,170,056	191,280,407	1,197,011,666	1,075,665,092	174,794,099	218,970,049	141,855,595	166,976,743

$219,556,909	$229,170,056	$1,401,467,041	$1,197,011,666	$134,386,387	$174,794,099	$145,149,821	$141,855,595

$1,360	$1,360	$129,217	$29,735	$(14,927)	$(14,867)	$(10,027)	$(10,027)

Statements of Changes in Net Assets

	TCH Corporate Income Fund		TCH Core Plus Bond Fund		Monegy High Yield Bond Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Change in net assets resulting from:
Operations:
Net investment income	$5,079,945	$4,814,830	$23,058,081	$7,378,858	$5,349,738	$5,576,540
Net realized gain on investments, forward contracts and foreign currency transactions	1,655,375	1,915,491	3,011,756	1,571,831	1,763,550	1,296,172
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translation	8,680,708	(6,091,237)	44,095,696	(14,846,015)	775,398	(1,081,236)

Change in net assets resulting from operations	15,416,028	639,084	70,165,533	(5,895,326)	7,888,686	5,791,476

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(1,432,467)	(1,636,381)	(13,234,133)	(4,635,264)	(2,601,595)	(2,908,171)
Advisor class of shares	(194)	—	(186)	—	(336)	—
Institutional class of shares	(3,707,733)	(3,352,961)	(10,710,355)	(3,299,551)	(2,748,257)	(2,669,033)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(514,185)	(1,254,076)	(727,136)	(2,285,432)	(656,961)	(16,629)
Institutional class of shares	(1,686,946)	(2,148,340)	(515,877)	(1,614,822)	(670,967)	(13,677)

Change in net assets resulting from distributions to shareholders	(7,341,525)	(8,391,758)	(25,187,687)	(11,835,069)	(6,678,116)	(5,607,510)

Capital stock transactions:
Proceeds from sale of shares	95,930,303	41,893,564	271,390,794	687,423,075 (2)	20,319,480	35,784,041
Net asset value of shares issued to shareholders in payment of distributions declared	5,697,278	7,175,867	23,068,922	11,745,073	5,726,012	4,919,783
Cost of shares redeemed	(38,906,177)	(51,086,439)	(183,620,244)	(54,889,737)	(48,106,882)	(49,882,166)
Redemption fees	—	899	—	8,290	—	2,258

Change in net assets resulting from capital stock transactions	62,721,404	(2,016,109)	110,839,472	644,286,701	(22,061,390)	(9,176,084)

Change in net assets	70,795,907	(9,768,783)	155,817,318	626,556,306	(20,850,820)	(8,992,118)

Net assets:
Beginning of period	129,349,583	139,118,366	784,901,508	158,345,202	98,480,013	107,472,131

End of period	$200,145,490	$129,349,583	$940,718,826	$784,901,508	$77,629,193	$98,480,013

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$(2,698)	$(2,272)	$(2,314)	$(2,314)	$(8,520)	$(11,861)

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes $375,619,470 of paid-in-capital received from a non-taxable in-kind subscription merger of the BMO Aggregate Bond Fund effective as of the close of business on August 16, 2013.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Multi-Asset Income Fund	Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
Period Ended August 31, 2014 (1)	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

$389,521	$58,074	$58,167	$150,618	$802,550	$381,695	$1,763,066

2,896	—	—	38,299	94,608	41,143	89,747

573,067	—	—	—	—	—	—

965,484	58,074	58,167	188,917	897,158	422,838	1,852,813

(4,824)	(11,844)	(13,732)	(12,728)	(15,480)	(140,697)	(131,568)
(185)	—	—	—	—	—	—
(375,937)	(46,230)	(44,435)	(137,890)	(787,070)	(240,998)	(1,631,499)

—	—	(88)	(6,892)	(21,928)	(2,658)	(34,667)
—	—	(212)	(31,407)	(101,614)	(3,975)	(56,585)

(380,946)	(58,074)	(58,467)	(188,917)	(926,092)	(388,328)	(1,854,319)

46,900,789	1,871,493,091	2,118,546,589	2,324,549,521	3,303,929,906	11,979,493,814	12,517,009,855

25,811	6,403	3,403	19,647	74,248	59,745	239,821
(1,278,765)	(1,903,251,168)	(1,989,737,089)	(2,557,891,305)	(3,229,044,629)	(12,667,595,505)	(11,726,163,371)
—	—	—	—	—	—	—

45,647,835	(31,751,674)	128,812,903	(233,322,137)	74,959,525	(688,041,946)	791,086,305

46,232,373	(31,751,674)	128,812,603	(233,322,137)	74,930,591	(688,007,436)	791,084,799

—	564,931,799	436,119,196	818,397,954	743,467,363	4,013,318,567	3,222,233,768

$46,232,373	$533,180,125	$564,931,799	$585,075,817	$818,397,954	$3,325,311,131	$4,013,318,567

$4,566	$—	$—	$53	$53	$(23,963)	$(36,280)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
Low Volatility Equity Fund
2014	$11.27	$0.16	$2.03	$2.19	$(0.15)	$(0.11)	$(0.26)	$13.20	19.60%	1.14%	0.90%	1.16%	$413	47%
2013(3)(10)	10.00	0.17	1.15	1.32	(0.05)	—	(0.05)	11.27	13.22	1.53	0.90	2.05	620	101
Dividend Income Fund
2014	12.25	0.28	2.50	2.78	(0.27)	(0.47)	(0.74)	14.29	23.52	1.05	0.90	2.18	63,687	45
2013(3)	10.79	0.29	1.46	1.75	(0.29)	—	(0.29)	12.25	16.44	1.06	0.90	2.49	56,829	25
2012(3)(9)	10.00	0.16	0.76	0.92	(0.13)	—	(0.13)	10.79	9.28	1.15	0.90	2.54	27,647	18
Large-Cap Value Fund
2014	14.54	0.11	3.57	3.68	(0.12)	(1.06)	(1.18)	17.04	26.47	1.23	1.23	0.70	131,012	68
2013(3)	12.21	0.13	2.37	2.50	(0.17)	—	(0.17)	14.54	20.65	1.27	1.24	1.00	111,769	71
2012(3)	10.62	0.12	1.57	1.69	(0.10)	—	(0.10)	12.21	16.04	1.30	1.24	1.10	76,786	127
2011(3)	9.27	0.09	1.31	1.40	(0.05)	—	(0.05)	10.62	15.15	1.29	1.24	0.78	67,845	55
2010(3)	9.42	0.09	(0.12)	(0.03)	(0.12)	—	(0.12)	9.27	(0.42)	1.33	1.27	0.85	73,579	82
Large-Cap Growth Fund
2014	15.08	0.01	4.34	4.35	(0.04)	(1.45)	(1.49)	17.94	30.33	1.24	1.24	0.03	97,738	67
2013(3)	14.16	0.06	1.93	1.99	(0.03)	(1.04)	(1.07)	15.08	15.07	1.25	1.24	0.37	92,037	100
2012(3)	11.97	0.01	2.18	2.19	—	—	—	14.16	18.30	1.29	1.24	0.11	103,385	185
2011(3)	9.90	(0.02)	2.10	2.08	(0.01)	—	(0.01)	11.97	20.99	1.29	1.24	(0.14)	80,508	113
2010(3)	9.64	(0.01)	0.29	0.28	(0.02)	—	(0.02)	9.90	2.94	1.35	1.28	(0.07)	60,125	121
Mid-Cap Value Fund
2014	16.24	0.04	3.64	3.68	(0.06)	(2.20)	(2.26)	17.66	24.65	1.20	1.20	0.23	189,016	30
2013(3)	13.24	0.08	3.62	3.70	(0.08)	(0.62)	(0.70)	16.24	29.23	1.22	1.22	0.51	191,459	48
2012(3)	11.93	0.09	1.27	1.36	(0.05)	—	(0.05)	13.24	11.47	1.25	1.23	0.69	132,283	31
2011(3)	10.30	0.06	1.63	1.69	(0.06)	—	(0.06)	11.93	16.35	1.26	1.24	0.47	131,209	37
2010(3)	9.63	0.04	0.69	0.73	(0.06)	—	(0.06)	10.30	7.62	1.31	1.27	0.38	121,288	58
Mid-Cap Growth Fund
2014	22.94	(0.14)	4.19	4.05	—	(3.06)	(3.06)	23.93	19.16	1.22	1.22	(0.61)	121,928	57
2013(3)	20.11	(0.11)	4.21	4.10	—	(1.27)	(1.27)	22.94	21.40	1.22	1.22	(0.49)	107,410	58
2012(3)	17.78	(0.10)	2.43	2.33	—	—	—	20.11	13.10	1.25	1.24	(0.52)	95,884	69
2011(3)	14.42	(0.04)	3.40	3.36	—	—	—	17.78	23.30	1.30	1.23	(0.21)	92,911	79
2010(3)	12.62	(0.08)	1.88	1.80	—	—	—	14.42	14.26	1.26	1.26	(0.58)	63,584	133
Small-Cap Value Fund
2014	13.57	(0.03)	2.24	2.21	—	(1.38)	(1.38)	14.40	17.36	1.40	1.24	(0.21)	65,998	43
2013(3)	10.47	0.06	3.34	3.40	(0.06)	(0.24)	(0.30)	13.57	33.16	1.51	1.24	0.46	42,505	74
2012(3)	9.25	0.01	1.21	1.22	—	—	—	10.47	13.19	1.75	1.24	0.11	28,087	58
2011(3)(8)	10.00	(0.01)	(0.74)	(0.75)	—	—	—	9.25	(7.50)	1.81	1.24	(0.21)	22,132	21
Small-Cap Core Fund
2014(13)	10.00	(0.02)	0.40	0.38	—	—	—	10.38	3.80	7.00	1.15	(0.36)	522	43
Small-Cap Growth Fund
2014	22.21	(0.08)	3.12	3.04	—	(2.94)	(2.94)	22.31	14.44	1.40	1.40	(0.36)	431,093	82
2013(3)	18.12	(0.17)	5.59	5.42	—	(1.33)	(1.33)	22.21	31.90	1.41	1.41	(0.87)	412,282	76
2012(3)	17.49	(0.15)	1.89	1.74	—	(1.11)	(1.11)	18.12	10.19	1.46	1.44	(0.83)	331,307	85
2011(3)	14.03	(0.14)	3.60	3.46	—	—	—	17.49	24.66	1.46	1.44	(0.90)	335,200	101
2010(3)	11.92	(0.15)	2.26	2.11	—	—	—	14.03	17.70	1.54	1.47	(1.18)	163,225	153
Micro-Cap Fund
2014(12)	10.00	(0.05)	1.54	1.49	—	—	—	11.49	14.90	6.61	1.35	(0.54)	64	70
Global Low Volatility Equity Fund
2014(3)(12)	10.00	0.13	1.34	1.47	—	—	—	11.47	14.70	13.52	1.10	1.44	105	29
Pyrford Global Equity Fund
2014(3)(13)	10.00	0.18	0.56	0.74	—	—	—	10.74	7.40	21.38	1.15	3.05	628	7

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
Pyrford Global Strategic Return Fund
2014(3)	$10.34	$0.02	$0.36	$0.38	$(0.03)	$(0.15)	$(0.18)	$10.54	3.67%	1.86%	1.24%	0.11%	$17,115	39%
2013(3)	10.20	—	0.14	0.14	—	—	—	10.34	1.37	1.60	1.24	0.01	14,096	48
2012(3)(9)	10.00	0.02	0.18	0.20	—	—	—	10.20	2.00	1.70	1.24	0.25	11,780	52
Pyrford International Stock Fund
2014(3)	12.07	0.36	1.27	1.63	(0.56)	(0.03)	(0.59)	13.11	13.69	1.27	1.24	3.12	81,352	6
2013(3)	10.76	0.24	1.35	1.59	(0.23)	(0.05)	(0.28)	12.07	14.98	1.34	1.24	2.23	51,265	15
2012(3)(9)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	1.39	1.24	3.55	39,938	13
Global Natural Resources Fund
2014(3)(13)	10.00	0.01	0.72	0.73	—	—	—	10.73	7.30	20.33	1.24	0.13	538	125
LGM Emerging Markets Equity Fund
2014(3)	12.58	0.20	1.71	1.91	(0.19)	—	(0.19)	14.30	15.35	1.55	1.40	1.73	62,828	38
2013(3)	13.66	0.22	(0.33)	(0.11)	(0.17)	(0.80)	(0.97)	12.58	(1.23)	1.64	1.40	2.21	41,291	29
2012(3)	15.81	0.36	(1.19)	(0.83)	(0.40)	(0.92)	(1.32)	13.66	(5.04)	1.94	1.43	2.02	17,019	83
2011(3)	16.17	0.08	0.86	0.94	(0.45)	(0.85)	(1.30)	15.81	5.08	1.87	1.50	0.67	11,753	34
2010(3)	14.45	0.03	2.37	2.40	(0.16)	(0.52)	(0.68)	16.17	16.63	2.01	1.50	0.28	12,856	30
TCH Emerging Markets Bond Fund
2014(3)(12)	10.00	0.42	0.83	1.25	(0.11)	—	(0.11)	11.14	12.66	3.10	1.00	4.37	3,953	72
Ultra Short Tax-Free Fund
2014	10.04	0.06	0.05	0.11	(0.06)	(0.00)	(0.06)	10.09	1.10	0.59	0.55	0.57	67,617	86
2013	10.09	0.07	(0.04)	0.03	(0.08)	(0.00)	(0.08)	10.04	0.26	0.57	0.55	0.72	99,168	71
2012(3)	10.06	0.11	0.03	0.14	(0.11)	(0.00)	(0.11)	10.09	1.41	0.62	0.55	1.06	107,582	128
2011(3)	10.07	0.14	(0.01)	0.13	(0.14)	(0.00)	(0.14)	10.06	1.33	0.65	0.55	1.41	55,069	148
2010(3)(7)	10.00	0.11	0.07	0.18	(0.11)	—	(0.11)	10.07	1.82	0.71	0.55	1.25	33,189	83
Short Tax-Free Fund
2014	9.95	0.13	0.25	0.38	(0.13)	—	(0.13)	10.20	3.86	0.87	0.55	1.30	25,442	69
2013(3)(11)	10.00	0.08	(0.05)	0.03	(0.08)	—	(0.08)	9.95	0.34	1.06	0.55	1.17	15,240	74
Short-Term Income Fund
2014	9.37	0.10	0.04	0.14	(0.11)	—	(0.11)	9.40	1.55	0.68	0.60	1.11	77,006	43
2013(3)	9.47	0.14	(0.09)	0.05	(0.15)	—	(0.15)	9.37	0.55	0.68	0.60	1.45	111,792	51
2012(3)	9.32	0.18	0.15	0.33	(0.18)	—	(0.18)	9.47	3.62	0.72	0.60	1.89	90,098	63
2011(3)	9.30	0.25	(0.00)	0.25	(0.23)	—	(0.23)	9.32	2.59	0.78	0.60	2.65	64,882	114
2010(3)	8.97	0.27	0.32	0.59	(0.26)	—	(0.26)	9.30	6.61	0.80	0.60	2.95	52,353	50
Intermediate Tax-Free Fund
2014	10.66	0.28	0.59	0.87	(0.28)	(0.00)	(0.28)	11.25	8.29	0.61	0.55	2.58	1,003,132	35
2013(3)	11.30	0.28	(0.57)	(0.29)	(0.28)	(0.07)	(0.35)	10.66	(2.67)	0.61	0.55	2.51	844,129	39
2012(3)	10.75	0.34	0.55	0.89	(0.33)	(0.01)	(0.34)	11.30	8.41	0.70	0.55	3.02	730,555	53
2011(3)	10.87	0.36	(0.09)	0.27	(0.36)	(0.03)	(0.39)	10.75	2.65	0.88	0.55	3.44	385,220	59
2010(3)	10.28	0.38	0.61	0.99	(0.38)	(0.02)	(0.40)	10.87	9.78	1.08	0.55	3.58	422,804	45
Mortgage Income Fund
2014	9.17	0.20	0.24	0.44	(0.25)	—	(0.25)	9.36	4.87	0.92	0.80	2.21	105,888	129
2013(3)	9.77	0.11	(0.38)	(0.27)	(0.22)	(0.11)	(0.33)	9.17	(2.81)	0.88	0.80	1.33	138,914	307
2012(3)	10.04	0.18	0.22	0.40	(0.27)	(0.40)	(0.67)	9.77	4.23	0.93	0.80	1.91	177,442	355
2011(3)	10.09	0.21	0.25	0.46	(0.21)	(0.30)	(0.51)	10.04	4.72	0.93	0.80	2.08	204,664	717
2010(3)	9.49	0.32	0.57	0.89	(0.29)	—	(0.29)	10.09	9.49	0.91	0.80	3.24	274,660	383
TCH Intermediate Income Fund
2014	10.29	0.19	0.36	0.55	(0.19)	—	(0.19)	10.65	5.37	0.90	0.80	1.77	34,301	118
2013(3)	10.52	0.13	(0.23)	(0.10)	(0.13)	—	(0.13)	10.29	(0.99)	0.89	0.80	1.20	45,948	248
2012(3)	10.13	0.18	0.39	0.57	(0.18)	—	(0.18)	10.52	5.72	0.92	0.80	1.74	53,044	190
2011(3)	9.90	0.18	0.22	0.40	(0.17)	—	(0.17)	10.13	4.07	0.93	0.80	1.78	54,028	445
2010(3)	9.00	0.23	0.86	1.09	(0.19)	—	(0.19)	9.90	12.25	0.94	0.80	2.43	65,383	373

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
TCH Corporate Income Fund
2014	$12.39	$0.44	$0.91	$1.35	$(0.44)	$(0.21)	$(0.65)	$13.09	11.20%	0.74%	0.59%	3.32%	$78,347	25%
2013(3)	13.05	0.41	(0.34)	0.07	(0.43)	(0.30)	(0.73)	12.39	0.40	0.75	0.65	3.20	35,860	123
2012(3)	12.36	0.47	0.83	1.30	(0.49)	(0.12)	(0.61)	13.05	10.82	0.80	0.79	3.55	47,507	79
2011(3)	12.48	0.49	0.18	0.67	(0.51)	(0.28)	(0.79)	12.36	5.60	0.88	0.80	3.95	17,542	48
2010(3)	11.57	0.50	1.00	1.50	(0.52)	(0.07)	(0.59)	12.48	13.28	1.10	0.80	4.01	15,546	80
TCH Core Plus Bond Fund
2014	11.32	0.31	0.66	0.97	(0.32)	(0.02)	(0.34)	11.95	8.68	0.62	0.59	2.66	517,753	44
2013(3)	11.90	0.30	(0.30)	0.00	(0.30)	(0.28)	(0.58)	11.32	(0.18)	0.68	0.61	2.26	463,851	101
2012(3)	11.41	0.40	0.61	1.01	(0.44)	(0.08)	(0.52)	11.90	9.23	0.77	0.77	3.43	94,648	84
2011(3)	11.44	0.46	0.22	0.68	(0.48)	(0.23)	(0.71)	11.41	6.18	0.84	0.80	4.03	62,121	48
2010(3)	10.81	0.40	0.68	1.08	(0.44)	(0.01)	(0.45)	11.44	10.19	0.97	0.80	3.58	39,776	72
Monegy High Yield Bond Fund
2014	10.32	0.55	0.26	0.81	(0.55)	(0.14)	(0.69)	10.44	8.06	1.10	0.90	5.28	40,297	42
2013(3)	10.32	0.57	0.00	0.57	(0.57)	(0.00)	(0.57)	10.32	5.54	1.08	0.90	5.36	48,758	34
2012(3)(9)	10.00	0.35	0.32	0.67	(0.35)	—	(0.35)	10.32	6.83	1.10	0.90	5.34	58,898	16
Multi-Asset Income Fund
2014(13)	10.00	0.12	0.25	0.37	(0.10)	—	(0.10)	10.27	3.66	1.32	0.80	1.81	532	0	(6)
Government Money Market Fund
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.54	0.07	0.01	105,267	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.13	0.01	133,255	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.56	0.16	0.01	101,548	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.21	0.01	256,327	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.54	0.28	0.01	353,637	—
Tax-Free Money Market Fund
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.20	0.01	131,175	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.30	0.01	121,613	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.54	0.43	0.03	160,882	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.07	0.54	0.44	0.06	243,833	—
2010	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	0.54	0.45	0.29	299,374	—
Prime Money Market Fund
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.18	0.01	1,356,875	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.27	0.01	1,423,007	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.38	0.01	1,288,067	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.46	0.38	0.01	1,401,557	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.04	0.46	0.41	0.04	1,412,771	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued it's redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.5%.
(7)	Reflects operations for the period from September 30, 2009 (inception date) to August 31, 2010.
(8)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(9)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(10)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(11)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(12)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(13)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
Low Volatility Equity Fund
2014(6)	$12.74	$0.04	$0.47	$0.51	$(0.05)	$—	$(0.05)	$13.20	4.03%	1.02%	0.90%	1.17%	$26	47%
Dividend Income Fund
2014(6)	13.57	0.08	0.71	0.79	(0.07)	—	(0.07)	14.29	5.84	1.08	0.90	2.09	26	45
Large-Cap Value Fund
2014(6)	16.23	0.04	0.82	0.86	(0.05)	—	(0.05)	17.04	5.32	1.23	1.23	0.83	27	68
Large-Cap Growth Fund
2014(6)	16.81	0.01	1.12	1.13	—	—	—	17.94	6.72	1.24	1.24	0.17	26	67
Mid-Cap Value Fund
2014(6)	16.61	0.01	1.04	1.05	—	—	—	17.66	6.32	1.20	1.20	0.31	27	30
Mid-Cap Growth Fund
2014(6)	22.89	(0.04)	1.08	1.04	—	—	—	23.93	4.54	1.24	1.24	(0.63)	26	57
Small-Cap Value Fund
2014(6)	13.99	(0.01)	0.42	0.41	—	—	—	14.40	2.93	1.46	1.24	(0.14)	26	43
Small-Cap Core Fund
2014(6)	10.08	(0.01)	0.31	0.30	—	—	—	10.38	2.98	4.82	1.15	(0.30)	26	43
Micro-Cap Fund
2014(6)	11.06	(0.02)	0.45	0.43	—	—	—	11.49	3.89	6.65	1.35	(0.55)	26	70
Global Low Volatility Equity Fund
2014(3)(6)	11.12	0.05	0.30	0.35	—	—	—	11.47	3.15	11.55	1.10	1.53	26	29
Pyrford Global Equity Fund
2014(3)(6)	10.50	0.06	0.18	0.24	—	—	—	10.74	2.29	15.81	1.15	2.15	26	7
Pyrford Global Strategic Return Fund
2014(3)(6)	10.54	0.00	0.00	0.00	—	—	—	10.54	0.00	2.32	1.24	0.10	25	39
Pyrford International Stock Fund
2014(3)(6)	13.13	0.07	(0.09)	(0.02)	—	—	—	13.11	(0.15)	1.28	1.24	1.95	25	6
Global Natural Resources Fund
2014(3)(6)	10.34	0.00	0.39	0.39	—	—	—	10.73	3.77	13.17	1.24	(0.07)	26	125
LGM Emerging Markets Equity Fund
2014(3)(6)	13.69	0.08	0.53	0.61	—	—	—	14.30	4.46	1.66	1.40	2.05	26	38
TCH Emerging Markets Bond Fund
2014(3)(6)	10.80	0.12	0.22	0.34	—	—	—	11.14	3.15	2.42	1.00	4.26	26	72
Ultra Short Tax-Free Fund
2014(6)	10.09	0.01	0.00	0.01	(0.01)	—	(0.01)	10.09	0.13	0.59	0.55	0.50	25	86
Short Tax-Free Fund
2014(6)	10.17	0.03	0.03	0.06	(0.03)	—	(0.03)	10.20	0.64	0.83	0.55	1.29	25	69
Short-Term Income Fund
2014(6)	9.42	0.02	(0.01)	0.01	(0.03)	—	(0.03)	9.40	0.10	0.71	0.60	1.10	25	43
Intermediate Tax-Free Fund
2014(6)	11.16	0.07	0.09	0.16	(0.07)	—	(0.07)	11.25	1.46	0.60	0.55	2.41	2,044	35
Mortgage Income Fund
2014(6)	9.35	0.03	0.05	0.08	(0.07)	—	(0.07)	9.36	0.86	0.94	0.80	2.38	25	129
TCH Intermediate Income Fund
2014(6)	10.61	0.05	0.04	0.09	(0.05)	—	(0.05)	10.65	0.88	0.90	0.80	1.90	25	118
TCH Corporate Income Fund
2014(6)	12.93	0.09	0.17	0.26	(0.10)	—	(0.10)	13.09	2.02	0.72	0.59	2.92	25	25
TCH Core Plus Bond Fund
2014(6)	11.82	0.08	0.14	0.22	(0.09)	—	(0.09)	11.95	1.85	0.60	0.59	2.74	25	44
Monegy High Yield Bond Fund
2014(6)	10.52	0.14	(0.08)	0.06	(0.14)	—	(0.14)	10.44	0.58	1.17	0.90	5.09	25	42

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
Multi-Asset Income Fund
2014(6)	$10.24	$0.06	$0.05	$0.11	$(0.08)	$—	$(0.08)	10.27	1.03%	0.99%	0.80%	2.17%	$25	0	(7)%

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(7)	Represents less than 0.5%.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
Low Volatility Equity Fund
2014	$11.28	$0.18	$2.05	$2.23	$(0.18)	$(0.11)	$(0.29)	$13.22	19.97%	0.89%	0.65%	1.49%	$57,421	47%
2013(3)(11)	10.00	0.10	1.25	1.35	(0.07)	—	(0.07)	11.28	13.47	1.28	0.65	1.79	41,009	101
Dividend Income Fund
2014	12.27	0.32	2.51	2.83	(0.31)	(0.47)	(0.78)	14.32	23.87	0.80	0.65	2.43	55,387	45
2013(3)	10.80	0.33	1.46	1.79	(0.32)	—	(0.32)	12.27	16.78	0.81	0.65	2.79	50,393	25
2012(3)(10)	10.00	0.19	0.76	0.95	(0.15)	—	(0.15)	10.80	9.50	0.90	0.65	2.76	46,959	18
Large-Cap Value Fund
2014	14.56	0.16	3.56	3.72	(0.16)	(1.06)	(1.22)	17.06	26.74	0.98	0.98	0.95	119,263	68
2013(3)	12.24	0.17	2.37	2.54	(0.22)	—	(0.22)	14.56	20.95	1.02	0.99	1.24	101,834	71
2012(3)	10.65	0.16	1.56	1.72	(0.13)	—	(0.13)	12.24	16.32	1.05	0.99	1.36	72,633	127
2011(3)	9.28	0.11	1.32	1.43	(0.06)	—	(0.06)	10.65	15.47	1.04	0.99	1.03	78,877	55
2010(3)	9.43	0.11	(0.11)	0.00	(0.15)	—	(0.15)	9.28	(0.14)	1.08	1.02	1.09	88,269	82
Large-Cap Growth Fund
2014	15.18	0.06	4.36	4.42	(0.09)	(1.45)	(1.54)	18.06	30.63	0.99	0.99	0.28	130,948	67
2013(3)	14.24	0.08	1.96	2.04	(0.06)	(1.04)	(1.10)	15.18	15.46	1.00	0.99	0.58	122,689	100
2012(3)	12.02	0.05	2.17	2.22	—	—	—	14.24	18.47	1.04	0.99	0.35	89,138	185
2011(3)	9.94	0.01	2.11	2.12	(0.04)	—	(0.04)	12.02	21.33	1.04	0.99	0.11	103,598	113
2010(3)	9.67	0.02	0.29	0.31	(0.04)	—	(0.04)	9.94	3.17	1.10	1.03	0.18	91,433	121
Mid-Cap Value Fund
2014	16.23	0.08	3.64	3.72	(0.12)	(2.20)	(2.32)	17.63	24.96	0.95	0.95	0.49	145,606	30
2013(3)	13.23	0.12	3.61	3.73	(0.11)	(0.62)	(0.73)	16.23	29.58	0.97	0.97	0.77	122,818	48
2012(3)	11.93	0.12	1.27	1.39	(0.09)	—	(0.09)	13.23	11.71	1.00	0.98	0.94	103,596	31
2011(3)	10.29	0.09	1.63	1.72	(0.08)	—	(0.08)	11.93	16.72	1.01	0.99	0.71	108,425	37
2010(3)	9.63	0.06	0.69	0.75	(0.09)	—	(0.09)	10.29	7.83	1.06	1.02	0.63	99,329	58
Mid-Cap Growth Fund
2014	23.26	(0.09)	4.26	4.17	—	(3.06)	(3.06)	24.37	19.43	0.97	0.97	(0.36)	144,807	57
2013(3)	20.32	(0.05)	4.26	4.21	—	(1.27)	(1.27)	23.26	21.74	0.97	0.97	(0.24)	142,302	58
2012(3)	17.93	(0.06)	2.45	2.39	—	—	—	20.32	13.33	1.00	0.99	(0.27)	131,501	69
2011(3)	14.50	0.02	3.41	3.43	—	—	—	17.93	23.66	0.98	0.98	0.10	161,539	79
2010(3)	12.68	(0.05)	1.89	1.84	(0.02)	—	(0.02)	14.50	14.49	1.05	1.01	(0.33)	136,392	133
Small-Cap Value Fund
2014	13.62	0.01	2.25	2.26	—	(1.38)	(1.38)	14.50	17.68	1.15	0.99	0.04	16,369	43
2013(3)	10.51	0.09	3.35	3.44	(0.09)	(0.24)	(0.33)	13.62	33.49	1.26	0.99	0.48	13,404	74
2012(3)	9.26	0.03	1.22	1.25	—	—	—	10.51	13.50	1.50	0.99	0.34	4,135	58
2011(3)(9)	10.00	0.00	(0.74)	(0.74)	—	—	—	9.26	(7.40)	1.56	0.99	0.04	2,814	21
Small-Cap Core Fund
2014(14)	10.00	0.00	0.40	0.40	—	—	—	10.40	4.00	6.75	0.90	(0.03)	3,030	43
Small-Cap Growth Fund
2014	22.55	(0.02)	3.16	3.14	—	(2.94)	(2.94)	22.75	14.69	1.15	1.15	(0.09)	363,988	82
2013(3)	18.33	(0.12)	5.67	5.55	—	(1.33)	(1.33)	22.55	32.26	1.16	1.16	(0.62)	297,065	76
2012(3)	17.65	(0.09)	1.88	1.79	—	(1.11)	(1.11)	18.33	10.39	1.21	1.19	(0.59)	224,964	85
2011(3)	14.12	(0.11)	3.64	3.53	—	—	—	17.65	25.00	1.21	1.19	(0.56)	193,655	101
2010(3)	11.97	(0.12)	2.27	2.15	—	—	—	14.12	17.96	1.29	1.22	(0.93)	169,036	153
Micro-Cap Fund
2014(13)	10.00	(0.03)	1.55	1.52	—	—	—	11.52	15.20	6.36	1.10	(0.28)	2,861	70
Global Low Volatility Equity Fund
2014(3)(13)	10.00	0.07	1.43	1.50	—	—	—	11.50	15.00	13.27	0.85	1.76	3,947	29
Pyrford Global Equity Fund
2014(3)(14)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	21.13	0.90	3.33	539	7

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
											Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
Pyrford Global Strategic Return Fund
2014(3)	$10.38	$0.03	(15)	$0.43	$0.46	$(0.05)	$(0.15)	$(0.20)	$10.64	4.47%	1.61%	0.99%	0.33%	$884	39%
2013(3)	10.21	0.03		0.14	0.17	—	—	—	10.38	1.67	1.34	0.99	0.20	22,414	48
2012(3)(10)	10.00	0.02		0.19	0.21	—	—	—	10.21	2.10	1.45	0.99	0.36	42,163	52
Pyrford International Stock Fund
2014(3)	12.10	0.39		1.27	1.66	(0.59)	(0.03)	(0.62)	13.14	14.00	1.02	0.99	3.32	272,486	6
2013(3)	10.78	0.22		1.40	1.62	(0.25)	(0.05)	(0.30)	12.10	15.29	1.09	0.99	2.63	159,985	15
2012(3)(10)	10.00	0.24		0.54	0.78	—	—	—	10.78	7.80	1.14	0.99	3.83	77,791	13
Global Natural Resources Fund
2014(3)(14)	10.00	0.02		0.75	0.77	—	—	—	10.77	7.70	20.08	0.99	0.39	602	125
LGM Emerging Markets Equity Fund
2014(3)	12.61	0.23		1.71	1.94	(0.22)	—	(0.22)	14.33	15.57	1.30	1.15	1.89	111,807	38
2013(3)	13.69	0.26		(0.34)	(0.08)	(0.20)	(0.80)	(1.00)	12.61	(1.00)	1.40	1.15	2.41	84,760	29
2012(3)	15.86	0.37		(1.17)	(0.80)	(0.45)	(0.92)	(1.37)	13.69	(4.79)	1.70	1.18	2.15	42,949	83
2011(3)	16.21	0.09		0.90	0.99	(0.49)	(0.85)	(1.34)	15.86	5.32	1.61	1.25	0.85	37,164	34
2010(3)	14.47	0.09		2.35	2.44	(0.18)	(0.52)	(0.70)	16.21	16.88	1.76	1.25	0.53	46,996	30
TCH Emerging Markets Bond Fund
2014(3)(13)	10.00	0.44		0.84	1.28	(0.12)	—	(0.12)	11.16	12.89	2.85	0.85	4.52	3,961	72
Ultra Short Tax-Free Fund
2014	10.04	0.09		0.05	0.14	(0.09)	(0.00)	(0.09)	10.09	1.35	0.34	0.30	0.82	663,538	86
2013	10.09	0.10		(0.05)	0.05	(0.10)	(0.00)	(0.10)	10.04	0.51	0.32	0.30	0.97	739,246	71
2012(3)	10.06	0.14		0.03	0.17	(0.14)	(0.00)	(0.14)	10.09	1.66	0.37	0.30	1.32	682,788	128
2011(3)	10.07	0.17		(0.01)	0.16	(0.17)	(0.00)	(0.17)	10.06	1.58	0.40	0.30	1.64	368,540	148
2010(3)(7)	10.00	0.13		0.07	0.20	(0.13)	—	(0.13)	10.07	2.05	0.46	0.30	1.52	273,120	83
Short Tax-Free Fund
2014	9.95	0.15		0.26	0.41	(0.15)	—	(0.15)	10.21	4.12	0.62	0.40	1.45	78,050	69
2013(3)(12)	10.00	0.10		(0.05)	(0.05)	(0.10)	—	(0.10)	9.95	0.45	0.81	0.40	1.33	34,138	74
Short-Term Income Fund
2014	9.39	0.13		0.04	0.17	(0.14)	—	(0.14)	9.42	1.80	0.43	0.35	1.35	142,526	43
2013(3)	9.48	0.16		(0.07)	0.09	(0.18)	—	(0.18)	9.39	0.91	0.43	0.35	1.70	117,378	51
2012(3)	9.32	0.20		0.17	0.37	(0.21)	—	(0.21)	9.48	3.99	0.47	0.35	2.16	101,182	63
2011(3)	9.31	0.26		(0.01)	0.25	(0.24)	—	(0.24)	9.32	2.73	0.52	0.35	2.93	86,591	114
2010(3)	8.98	0.29		0.32	0.61	(0.28)	—	(0.28)	9.31	6.87	0.55	0.35	3.19	72,686	50
Intermediate Tax-Free Fund
2014	10.66	0.31		0.59	0.90	(0.31)	(0.00)	(0.31)	11.25	8.50	0.36	0.36	2.77	396,291	35
2013(3)	11.29	0.30		(0.56)	(0.26)	(0.30)	(0.07)	(0.37)	10.66	(2.40)	0.36	0.36	2.70	352,883	39
2012(3)	10.75	0.34		0.55	0.89	(0.34)	(0.01)	(0.35)	11.29	8.41	0.45	0.45	3.10	345,109	55
2011(3)(8)	10.37	0.25		0.38	0.63	(0.25)	—	(0.25)	10.75	6.17	0.56	0.50	3.54	166,269	59
Mortgage Income Fund
2014	9.16	0.23		0.23	0.46	(0.27)	—	(0.27)	9.35	5.13	0.67	0.55	2.45	28,473	129
2013(3)	9.76	0.15		(0.39)	(0.24)	(0.25)	(0.11)	(0.36)	9.16	(2.57)	0.63	0.55	1.57	35,880	307
2012(3)	10.03	0.21		0.22	0.43	(0.30)	(0.40)	(0.70)	9.76	4.49	0.68	0.55	2.16	41,528	355
2011(3)	10.08	0.24		0.24	0.48	(0.23)	(0.30)	(0.53)	10.03	4.99	0.67	0.55	2.33	47,101	717
2010(3)	9.49	0.35		0.55	0.90	(0.31)	—	(0.31)	10.08	9.65	0.66	0.55	3.52	113,314	383
TCH Intermediate Income Fund
2014	10.28	0.21		0.36	0.57	(0.21)	—	(0.21)	10.64	5.63	0.65	0.55	2.03	110,824	118
2013(3)	10.51	0.15		(0.23)	(0.08)	(0.15)	—	(0.15)	10.28	(0.74)	0.64	0.55	1.45	95,908	248
2012(3)	10.12	0.20		0.40	0.60	(0.21)	—	(0.21)	10.51	5.99	0.67	0.55	1.99	113,933	190
2011(3)	9.90	0.20		0.21	0.41	(0.19)	—	(0.19)	10.12	4.22	0.68	0.55	2.03	102,730	445
2010(3)	8.99	0.26		0.87	1.13	(0.22)	—	(0.22)	9.90	12.65	0.69	0.55	2.69	109,776	373

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
TCH Corporate Income Fund
2014	$12.37	$0.45	$0.91	$1.36	$(0.45)	$(0.21)	$(0.66)	$13.07	11.32%	0.49%	0.49%	3.50%	$121,773	25%
2013(3)	13.03	0.44	(0.35)	0.09	(0.45)	(0.30)	0.75	12.37	0.54	0.50	0.50	3.36	93,490	123
2012(3)	12.35	0.49	0.83	1.32	(0.52)	(0.12)	(0.64)	13.03	11.02	0.55	0.54	3.88	91,611	79
2011(3)	12.48	0.52	0.17	0.69	(0.54)	(0.28)	(0.82)	12.35	5.77	0.63	0.55	4.18	76,263	48
2010(3)	11.57	0.53	0.99	1.52	(0.54)	(0.07)	(0.61)	12.48	13.56	0.85	0.55	4.13	52,317	80
TCH Core Plus Bond Fund
2014	11.32	0.33	0.65	0.98	(0.34)	(0.02)	(0.36)	11.94	8.82	0.37	0.37	2.89	422,941	44
2013(3)	11.90	0.32	(0.29)	0.03	(0.33)	(0.28)	(0.61)	11.32	0.09	0.43	0.43	2.44	321,051	101
2012(3)	11.41	0.43	0.61	1.04	(0.47)	(0.08)	(0.55)	11.90	9.41	0.52	0.52	3.68	63,697	84
2011(3)	11.44	0.49	0.21	0.70	(0.50)	(0.23)	(0.73)	11.41	6.45	0.59	0.55	4.28	47,398	48
2010(3)	10.81	0.42	0.68	1.10	(0.46)	(0.01)	(0.47)	11.44	10.46	0.72	0.55	3.84	35,851	72
Monegy High Yield Bond Fund
2014	10.32	0.58	0.26	0.84	(0.58)	(0.14)	(0.72)	10.44	8.32	0.85	0.65	5.53	37,307	42
2013(3)	10.32	0.59	0.00	0.59	(0.59)	(0.00)	(0.59)	10.32	5.80	0.83	0.65	5.61	49,722	34
2012(3)(10)	10.00	0.37	0.32	0.69	(0.37)	—	(0.37)	10.32	7.00	0.85	0.65	5.54	48,574	16
Multi-Asset Income Fund
2014(14)	10.00	0.11	0.27	0.38	(0.11)	—	(0.11)	10.27	3.83	1.07	0.55	2.29	45,675	0	(6)
Government Money Market Fund
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.29	0.07	0.01	427,913	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.30	0.13	0.01	431,677	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.31	0.16	0.01	334,571	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.30	0.17	0.04	244,082	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.09	0.29	0.20	0.09	314,001	—
Tax-Free Money Market Fund
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.28	0.19	0.02	453,901	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.13	0.28	0.20	0.11	696,785	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.27	0.29	0.20	0.25	582,585	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.31	0.28	0.20	0.30	613,935	—
2010	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.55	0.29	0.20	0.53	607,761	—
Prime Money Market Fund
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.20	0.18	0.01	1,968,436	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.08	0.21	0.20	0.08	2,590,312	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.20	0.21	0.20	0.19	1,934,167	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.19	0.21	0.20	0.19	2,164,483	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.25	0.21	0.20	0.25	2,077,081	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued it's redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.5%.
(7)	Reflects operations for the period from September 30, 2009 (inception date) to August 31, 2010.
(8)	Reflects operations for the period from December 27, 2010 (inception date) to August 31, 2011.
(9)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(10)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(11)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(12)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(13)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(14)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(15)	Computed using the average shares method.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Retirement Class R-3 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
Mid-Cap Value Fund
2014(6)	$16.58	$0.00	$1.04	$1.04	$—	$—	$—	$17.62	6.27%	1.45%	1.45%	0.07%	$26	30%
Mid-Cap Growth Fund
2014(6)	23.30	(0.06)	1.10	1.04	—	—	—	24.34	4.46	1.49	1.49	(0.89)	26	57
Small-Cap Value Fund
2014(6)	14.07	(0.01)	0.42	0.41	—	—	—	14.48	2.91	1.71	1.49	(0.39)	26	43
Pyrford International Stock Fund
2014(3)(6)	13.15	0.06	(0.09)	(0.03)	—	—	—	13.12	(0.23)	1.53	1.49	1.70	25	6

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

Financial Highlights—Retirement Class R-6 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (loss) (2)
Mid-Cap Value Fund
2014(6)	$16.58	$0.03	$1.04	$1.07	$—	$—	$—	$17.65	6.45%	0.80%	0.80%	0.71%	$27	30%
Mid-Cap Growth Fund
2014(6)	23.30	(0.02)	1.10	1.08	—	—	—	24.38	4.64	0.84	0.84	(0.24)	26	57
Small-Cap Value Fund
2014(6)	14.07	0.01	0.42	0.43	—	—	—	14.50	3.06	1.06	0.84	0.25	26	43
Pyrford International Stock Fund
2014(3)(6)	13.15	0.08	(0.08)	0.00	—	—	—	13.15	0.00	0.88	0.84	2.36	25	6

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

August 31, 2014

Notes to Financial Statements	BMO Funds

1.	Organization

BMO Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2014, the Corporation consisted of 46 portfolios. As of August 31, 2014, this annual report includes 30 diversified portfolios of the Corporation (individually referred to as the “Fund,” or collectively as the “Funds”) each with differing share class offerings. As of August 31, 2014, the Corporation also consisted of 10 target retirement and 6 target risk portfolios whose annual report is available under a separate cover. BMO Asset Management Corp. serves as the Funds’ investment adviser (the “Adviser”), a Delaware corporation headquartered in Chicago, Illinois that is a wholly-owned subsidiary of BMO Financial Corp.

BMO Fund names as displayed throughout this report	Fund Inception Date	Investment Objective
Low Volatility Equity Fund	September 28, 2012	To provide capital appreciation.
Dividend Income Fund	December 29, 2011	To provide capital appreciation and current income.
Large-Cap Value Fund	September 30, 1993	To provide capital appreciation.
Large-Cap Growth Fund	November 20, 1992	To provide capital appreciation.
Mid-Cap Value Fund	September 30, 1993	To provide capital appreciation.
Mid-Cap Growth Fund	September 30, 1993	To provide capital appreciation.
Small-Cap Value Fund	February 28, 2011	To provide capital appreciation.
Small-Cap Core Fund	December 27, 2013	To provide capital appreciation.
Small-Cap Growth Fund	October 31, 1995	To provide capital appreciation.
Micro-Cap Fund	September 30, 2013	To provide capital appreciation.
Global Low Volatility Equity Fund(1)	September 30, 2013	To provide capital appreciation.
Pyrford Global Equity Fund(1)	December 27, 2013	To provide capital appreciation.
Pyrford Global Strategic Return Fund(1)	December 29, 2011	To maximize total return.
Pyrford International Stock Fund(1)	December 29, 2011	To provide capital appreciation.
Global Natural Resources Fund(1)	December 27, 2013	To provide capital appreciation.
LGM Emerging Markets Equity Fund(1)(2)	December 22, 2008	To provide capital appreciation.
TCH Emerging Markets Bond Fund(1)	September 30, 2013	To maximize total return consistent with current income.
Ultra Short Tax-Free Fund	September 30, 2009	To provide current income exempt from federal income tax consistent with preservation of capital.
Short Tax-Free Fund	November 29, 2012	To provide current income exempt from federal income tax consistent with preservation of capital.
Short-Term Income Fund	November 1, 1992	To maximize total return consistent with current income.
Intermediate Tax-Free Fund	February 1, 1994	To provide a high level of current income exempt from federal income tax consistent with preservation of capital.
Mortgage Income Fund(2)	December 13, 1992	To provide current income.
TCH Intermediate Income Fund(2)	November 19, 1992	To maximize total return consistent with current income.
TCH Corporate Income Fund	December 22, 2008	To maximize total return consistent with current income.
TCH Core Plus Bond Fund	December 22, 2008	To maximize total return consistent with current income.
Monegy High Yield Bond Fund	December 29, 2011	To maximize total return consistent with current income.
Multi-Asset Income Fund	December 27, 2013	To maximize total return consistent with current income.
Government Money Market Fund	May 17, 2004	To provide current income consistent with stability of principal.
Tax-Free Money Market Fund	September 22, 2004	To provide current income that is exempt from federal income tax and is consistent with stability of principal.
Prime Money Market Fund	November 23, 1992	To provide current income consistent with stability of principal.

(1)	Collectively referred to as the “International Funds”.
(2)	Effective March 1, 2014, the BMO Government Income Fund changed its name to the BMO Mortgage Income Fund. Effective April 1, 2014, the BMO Short-Intermediate Bond Fund changed its name to the BMO TCH Intermediate Income Fund. Effective July 29, 2014, the Lloyd George Emerging Markets Equity Fund changed its name to the BMO LGM Emerging Markets Equity Fund.

2.	Significant Accounting Policies

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in certain funds may be listed on foreign exchanges that do not value their listed securities at the same time each Fund calculates its NAV. Most foreign markets close well before each Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser (or sub-advisers, as applicable) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses, and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution, administration and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as shareholder servicing fees, are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets

BMO Funds

will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

During the year ended August 31, 2014, the Ultra Short Tax-Free Fund, Short Tax-Free Fund and Intermediate Tax-Free Fund had an average of 4, 3 and 170 short treasury futures contracts outstanding, respectively. Included in the Statements of Operations, the Ultra Short Tax-Free Fund, Short Tax-Free Fund and Intermediate Tax-Free Fund had $(27,035), $(13,557) and $(888,469) in net realized losses on treasury futures contracts, respectively. The Ultra Short Tax-Free Fund, Short Tax-Free Fund and Intermediate Tax-Free Fund had $(1,295), $1,679 and $(32,353) in change in unrealized appreciation/(depreciation) on treasury futures contracts, respectively, for the year ended August 31, 2014.

At August 31, 2014, the following Funds had outstanding futures contracts as set forth below:

Fund	Expiration Date	Contracts	Description	Position	Unrealized Appreciation (Depreciation)
Short Tax-Free Fund	December 2014	10	U.S. 5 Year Note	Short	$1,679
Intermediate Tax-Free Fund	December 2014	200	U.S. 5 Year Note	Short	(25,722)

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities, or currencies a Fund owns, or in which it may invest to create investment exposure consistent with their investment objectives. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received, or made, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (called) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds also may purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked- to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, or currency transaction to determine the realized gain or loss.

The Funds did not hold any option contracts on or during the year ended August 31, 2014.

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2014, the Pyrford Global Equity Fund, Pyrford Global Strategic Return Fund, Pyrford International Stock Fund, and Monegy High Yield Bond Fund had average quarterly notional values of $47,607, $362,242, $30,885,335 and $139,082 on short forward foreign currency exchange contracts and $1,790, $85,895, $5,443,406 and $0 on long forward foreign currency exchange contracts, respectively. Included in the Statements of Operations, the Pyrford Global Equity Fund, Pyrford Global Strategic Return Fund, Pyrford International Stock Fund and Monegy High Yield Bond Fund had $0, $49,961, $1,903,937, and $(9,347) in net realized gains/(losses) and $(3,704), $(69,044), $(3,482,488) and $(4,681)

Notes to Financial Statements (continued)

in changes in net unrealized depreciation on forward foreign currency contracts, respectively. At August 31, 2014, the following Funds had outstanding foreign currency exchange contracts:

Pyrford Global Equity Fund
		Contract Amount					Unrealized Depreciation
Settlement Date	Currency	Buy		Sell		Value		Counterparty
September 16, 2014	Australian Dollar (AUD)		$77,448	AUD	87,000	$81,152	$(3,704)	StateStreet Bank London
Pyrford Global Strategic Return Fund
							Unrealized Appreciation (Depreciation)
		Contract Amount
Settlement Date	Currency	Buy		Sell		Value		Counterparty
September 16, 2014	Australian Dollar (AUD)	AUD	302,000		$281,971	$281,797	$(174)	StateStreet Bank London
September 16, 2014	Australian Dollar		$268,840	AUD	302,000	281,797	(12,957)	StateStreet Bank London
September 16, 2014	Australian Dollar		$142,853	AUD	153,000	142,765	88	StateStreet Bank London

							$(13,043)

Pyrford International Stock Fund
							Unrealized Appreciation (Depreciation)
		Contract Amount
Settlement Date	Currency	Buy		Sell		Value		Counterparty
September 16, 2014	Australian Dollar (AUD)	AUD	29,012,000		$27,217,028	$27,071,217	$(145,811)	StateStreet Bank London
September 16, 2014	Australian Dollar		$25,826,483	AUD	29,012,000	27,071,217	(1,244,734)	StateStreet Bank London
September 16, 2014	Australian Dollar		$31,175,936	AUD	33,232,000	31,008,916	167,020	StateStreet Bank London

							$(1,223,525)

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Offsetting of Assets and Liabilities—Disclosures about offsetting assets and liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. As of August 31, 2014, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities (“SAL”) presents derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets	Derivative Liabilities
Over the Counter—Fund/Counterparty	Forward Currency Contracts	Forward Currency Contracts	Net Derivative Assets (Liabilities)	Collateral Pledged (Received)	Net Amount
Pyrford Global Equity Fund
StateStreet Bank London	$—	$(3,704)	$(3,704)	$—	$(3,704)
Pyrford Global Strategic Return Fund
StateStreet Bank London	88	(13,131)	(13,043)	—	(13,043)
Pyrford International Stock Fund
StateStreet Bank London	167,020	(1,390,545)	(1,223,525)	—	(1,223,525)

BMO Funds

	Derivative Assets	Derivative Liabilities
Exchange Traded—Fund	Futures Contracts	Futures Contracts	Net Derivative Assets (Liabilities)	Collateral Pledged (Received)(1)	Net Amount
Short Tax-Free Fund	$1,679	$—	$1,679	$—	$1,679
Intermediate Tax-Free Fund	—	(25,722)	(25,722)	25,722	—

(1)	Collateral pledged exceeds amount of liability balance.

At year end, certain Funds covered in this report had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral received exceeded the value of the repurchase agreements as of August 31, 2014.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Funds at August 31, 2014 is as follows:

Fund	Security	Last Acquisition Date	Total Acquisition Cost	Value
Prime Money Market Fund	Metropolitan Life Insurance Co.(1)	5/3/2004	$65,000,000	$65,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.(1)	2/1/2010	50,000,000	50,000,000

(1)	Security represents a quarterly floating rate funding agreement with a 90 day put feature whose maturity is extendable per the discretion of the Adviser.

Redemption Fees—The International Funds imposed a 2% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the International Funds as paid-in-capital.

Securities Lending—Certain Funds participate in one of two securities lending programs, providing for the lending of corporate bonds, equity, and government securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company and BMO Harris Bank N.A. serve as the securities lending agents for the International Funds and non-International Funds participating in the programs, respectively. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities and accrued interest loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates), and money market funds. The valuation of collateral is discussed in “Investment Valuations” in Note 2 of the Notes to the Financial Statements. When a Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. A Fund also is subject to the risks associated with the investments of cash collateral received from the borrower.

Cash collateral received as part of the International Funds securities lending program was invested in the following security as of August 31, 2014:

Description	Value
State Street Navigator Securities Lending Prime Portfolio Money Market Fund, 0.148%	$28,786,891

Notes to Financial Statements (continued)

Cash collateral received as part of the non-International Funds securities lending program was jointly pooled and invested in the following securities as of August 31, 2014 (1):

Description	Value
American Honda Finance Corp., 0.23%, 12/5/2014(2)	$20,001,820
American Honda Finance Corp., 0.23%, 6/4/2015(2)	19,999,240
American Honda Finance Corp., 0.334%, 11/13/2014(2)	3,501,103
Bank of Nova Scotia, 0.422%, 2/19/2015(2)	3,203,353
Bank of Nova Scotia, 0.245%, 8/12/2015(2)	47,000,000
Barclays Bank PLC, 0.610%, 9/18/2014	10,002,830
Blackrock Liquidity TempFund Money Market Fund, 0.030%	33,653,247
Blackrock Liquidity TempCash Money Market Fund, 0.067%	1,457,300
Canadian Imperial Bank, 0.488%, 11/5/2014(2)	25,012,125
Caterpillar Financial Services, 0.332%, 11/19/2014(2)	20,006,160
Chariot Funding LLC, 0.270%, 3/5/2015(3)	49,899,875
Coca-Cola Co., 0.000%, 3/6/2015(3)	15,977,640
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., 0.267%, 9/3/2014(2)	15,000,000
Credit Suisse Group, 0.510%, 11/17/2014	20,011,950
DNB Bank ASA, 0.260%, 10/24/2014(3)	24,951,611
Dreyfus Cash Management Money Market Fund, 0.030%	133,307
Dreyfus Institutional Cash Advantage Money Market Fund, 0.060%	2,359,165
Erste Abwicklungstantal, 0.180%, 11/10/2014(3)	4,996,175
Fidelity Institutional Money Market Fund, 0.044%	136,457,142
General Electric Capital Corp, 0.330%, 7/2/2015	10,109,620
Goldman Sachs Money Market Fund, 0.045%	33,636,562
HSBC Bank, PLC, 0.237%, 6/9/2015(2)	25,000,000
JP Morgan Liquid Asset Money Market Fund, 0.060%	140,700,000
Jupiter Securitization Co., 0.280%, 10/9/2014(3)	4,989,578
Kells Funding, LLC, 0.235%, 11/3/2014(3)	24,960,344
Liberty Strategic Funding, 0.170%, 9/8/2014(3)	24,989,375
Macquarie Bank Ltd., 0.260%, 12/12/2014(3)	8,993,045
Macquarie Bank Ltd., 0.320%, 1/26/2015(3)	19,968,178
Metlife Short-Term Funding LLC, 0.200%, 9/15/2014(3)	28,602,095

Description	Value
Metlife Funding Inc., 0.297%, 11/27/2014(2)	$20,000,000
National Rural Utilities Co., 0.282%, 5/1/2015(2)	30,006,870
Nordea Bank, 0.210%, 9/25/2014(3)	29,968,325
Nordea Bank, 0.225%, 10/23/2014(3)	19,977,125
Old Line Funding Corp., 0.220%, 12/22/2014(3)	24,971,736
PNC Bank, 0.310%, 1/22/2015(3)	27,500,000
Reckitt Benckiser, 0.370%, 9/12/2014(3)	9,962,897
Reckitt Benckiser, 0.300%, 11/24/2014(3)	20,963,600
Regency Markets LLC, 0.140%, 9/15/2014(3)	39,995,022
Royal Bank of Canada, 0.260%, 2/4/2015(2)	30,006,960
Salisbury Receivables Co., 0.250%, 9/10/2014(3)	20,473,948
Skandinaviska Enskilda Bank, 0.608%, 4/16/2015(2)	36,468,068
State Str Boston Corp., 0.210%, 12/9/2014(3)	29,968,500
Svenska Handelsbaken, 0.000%, 1/16/2015(3)	22,975,448
Svenska Handelsbaken, 0.220%, 2/13/2015(3)	33,170,504
Swedbank Foreningsspar, 0.245%, 10/6/2014(3)	24,969,035
Swedbank Sparbanken, 0.326%, 2/24/2015	22,006,754
Thunder Bay Funding, LLC, 0.230%, 12/15/2014(3)	29,962,816
Toronto Dominion Bank, 0.237%, 2/6/2015(2)	15,000,330
Toronto Dominion Bank, 0.009%, 6/8/2015(2)	11,000,000
Toyota Motor Credit Corp., 0.000%, 1/26/2015(3)	24,967,576
Toyota Motor Credit Corp., 0.234%, 1/14/2015(2)	15,002,565
Wells Fargo Bank, 0.250%, 6/16/2015(2)	50,000,000
Western Asset Institutional Cash Reserves Money Market Fund, 0.054%	88,052,025
Western Asset Institutional Liquid Reserves Money Market Fund, 0.056%	99,000,000
Westpac Banking Corp., 1.033%, 7/17/2015(2)	5,033,780
Westpac Banking Corp., 0.226%, 11/3/2014(2)	30,000,000
Westpac Banking Corp., 0.484%, 1/29/2015(2)	13,240,275
Other	493,076

Total	$1,600,710,075

(1)	The collateral pool is managed by the fixed income group within the Adviser. Each Fund owns a pro-rata interest in the collateral pool determined by the value of securities on loan for such Fund.
(2)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2014.
(3)	Each issue shows the rate of the discount at the time of purchase.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurements

Fair Valuation Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

BMO Funds

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. The Funds did not hold any Level 3 securities as of August 31, 2014. The following is a summary of the inputs used, as of August 31, 2014, in valuing the Funds’ assets:

	Low Volatility Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$56,911,947	$—	$—	$56,911,947
Short-Term Investments	848,192	23,229,986	—	24,078,178

Total	$57,760,139	$23,229,986	$—	$80,990,125

	Dividend Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$116,459,976	$—	$—	$116,459,976
Short-Term Investments	2,260,802	49,002,695	—	51,263,497

Total	$118,720,778	$49,002,695	$—	$167,723,473

	Large-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$244,982,820	$—	$—	$244,982,820
Short-Term Investments	4,567,614	115,890,935	—	120,458,549

Total	$249,550,434	$115,890,935	$—	$365,441,369

	Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$225,882,315	$—	$—	$225,882,315
Short-Term Investments	2,829,759	97,271,919	—	100,101,678

Total	$228,712,074	$97,271,919	$—	$325,983,993

	Mid-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$322,040,078	$—	$—	$322,040,078
Short-Term Investments	11,427,237	156,260,314	—	167,687,551

Total	$333,467,315	$156,260,314	$—	$489,727,629

	Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$261,419,998	$—	$—	$261,419,998
Short-Term Investments	3,959,857	126,544,942	—	130,504,799

Total	$265,379,855	$126,544,942	$—	$391,924,797

	Small-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$77,012,959	$—	$—	$77,012,959
Financials/Reinsurance	2,533,656	1,000,000	—	3,533,656
Short-Term Investments	1,787,767	37,566,524	—	39,354,291

Total	$81,334,382	$38,566,524	$—	$119,900,906

	Small-Cap Core Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$3,493,267	$—	$—	$3,493,267
Short-Term Investments	70,868	1,658,788	—	1,729,656

Total	$3,564,135	$1,658,788	$—	$5,222,923

	Small-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$773,588,403	$—	$—	$773,588,403
Short-Term Investments	19,470,988	377,014,080	—	396,485,068

Total	$793,059,391	$377,014,080	$—	$1,170,073,471

	Micro-Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$2,894,710	$—	$—	$2,894,710
Short-Term Investments	43,685	—	—	43,685

Total	$2,938,395	$—	$—	$2,938,395

	Global Low Volatility Equity
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$3,972,147	$—	$—	$3,972,147
Preferred Stocks(1)	5,827	—	—	5,827
Short-Term Investments	1,170,353	—	—	1,170,353

Total	$5,148,327	$—	$—	$5,148,327

	Pyrford Global Equity Fund(2)
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$1,142,988	$—	$—	$1,142,988
Short-Term Investments	319,378	—	—	319,378

Total	$1,462,366	$—	$—	$1,462,366

	Pyrford Global Strategic Return Fund(2)
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$4,557,987	$—	$—	$4,557,987
International Bonds	—	5,215,850	—	5,215,850
U.S. Government & U.S. Government Agency Obligations	—	7,412,001	—	7,412,001
Short-Term Investments	4,653,759	—	—	4,653,759

Total	$9,211,746	$12,627,851	$—	$21,839,597

	Pyrford International Stock Fund(2)
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$330,798,508	$—	$—	$330,798,508
Preferred Stocks(1)	3,478,007	—	—	3,478,007
Short-Term Investments	37,516,202	—	—	37,516,202

Total	$371,792,717	$—	$—	$371,792,717

Notes to Financial Statements (continued)

	Global Natural Resources Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$1,183,748	$—	$—	$1,183,748
Short-Term Investments	331,408	—	—	331,408

Total	$1,515,156	$—	$—	$1,515,156

	LGM Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$158,551,035	$—	$—	$158,551,035
Thailand	3,519,838	4,066,875	—	7,586,713
Preferred Stocks(1)	3,887,347	—	—	3,887,347
Participation Notes	—	3,157,606	—	3,157,606
Short-Term Investments	6,987,746	—	—	6,987,746

Total	$172,945,966	$7,224,481	$—	$180,170,447

	TCH Emerging Markets Bond Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$5,889,803	$—	$5,889,803
International Bonds	—	1,706,348	—	1,706,348
Short-Term Investments	1,932,764	—	—	1,932,764

Total	$1,932,764	$7,596,151	$—	$9,528,915

	Ultra Short Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$675,052,466	$—	$675,052,466
Mutual Funds	—	2,000,320	—	2,000,320
Short-Term Investments	12,646,866	31,288,179	—	43,935,045

Total	$12,646,866	$708,340,965	$—	$720,987,831

	Short Tax-Free Fund(2)
	Level 1	Level 2	Level 3	Total
Municipals	$—	$102,186,016	$—	$102,186,016
Short-Term Investments	949,266	651,563	—	1,600,829

Total	$946,266	$102,837,579	$—	$103,786,845

	Short-Term Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$42,153,599	$—	$42,153,599
Collateralized Mortgage Obligations	—	16,733,891	—	16,733,891
Commercial Mortgage Securities	—	14,447,768	—	14,447,768
Corporate Bonds & Notes	—	112,374,081	—	112,374,081
Municipals	—	2,517,679	—	2,517,679
Mutual Funds	3,698,060	2,992,673	—	6,690,733
U.S. Government & U.S. Government Agency Obligations	—	16,150,363	—	16,150,363
U.S. Government Agency-Mortgage Securities	—	3,005,123	—	3,005,123
Short-Term Investments	2,146,826	47,221,360	—	49,368,186

Total	$5,844,886	$257,596,537	$—	$263,441,423

	Intermediate Tax-Free Fund(2)
	Level 1	Level 2	Level 3	Total
Municipals	$—	$1,378,599,375	$—	$1,378,599,375
Mutual Funds	5,898,069	—	—	5,898,069
Short-Term Investments	15,311,546	999,990	—	16,311,536

Total	$21,209,615	$1,379,599,365	$—	$1,400,808,980

	Mortgage Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$368,331	$—	$368,331
Collateralized Mortgage Obligations	—	18,015,145	—	18,015,145
Commercial Mortgage Securities	—	10,712,297	—	10,712,297
U.S. Government Agency-Mortgage Securities	—	94,570,774	—	94,570,774
Short-Term Investments	5,780,283	32,768,731	—	38,549,014

Total	$5,780,283	$156,435,278	$—	$162,215,561

	TCH Intermediate Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$16,875,814	$—	$16,875,814
Commercial Mortgage Securities	—	2,795,225	—	2,795,225
Corporate Bonds & Notes	—	82,191,392	—	82,191,392
U.S. Government & U.S. Government Agency Obligations	—	20,428,927	—	20,428,927
U.S. Government Agency-Mortgage Securities	—	17,608,439	—	17,608,439
Short-Term Investments	4,217,503	59,488,303	—	63,705,806

Total	$4,217,503	$199,388,100	$—	$203,605,603

	TCH Corporate Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$5,016,777	$—	$5,016,777
Corporate Bonds & Notes	—	174,861,267	—	174,861,267
Municipals	—	599,460	—	599,460
U.S. Government & U.S. Government Agency Obligations	—	8,393,048	—	8,393,048
Short-Term Investments	5,075,402	35,099,344	—	40,174,746

Total	$5,075,402	$223,969,896	$—	$229,045,298

	TCH Core Plus Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$5,796,039	$—	$5,796,039
Commercial Mortgage Securities	—	554,630	—	554,630
Corporate Bonds & Notes	—	486,689,179	—	486,689,179
Municipals	—	359,676	—	359,676
U.S. Government & U.S. Government Agency Obligations	—	149,630,311	—	149,630,311
U.S. Government Agency-Mortgage Securities	—	254,711,832	—	254,711,832
Short-Term Investments	25,586,741	441,399,557	—	466,986,298

Total	$25,586,741	$1,339,141,224	$—	$1,364,727,965

BMO Funds

	Monegy High Yield Bond Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$75,995,314	$—	$75,995,314
Short-Term Investments	369,393	—	—	369,393

Total	$369,393	$75,995,314	$—	$76,364,707

	Multi-Asset Income Fund
	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$26,151,935	$—	$—	$26,151,935
Mutual Funds	19,357,470	—	—	19,357,470
Short-Term Investments	674,071	15,798,197	—	16,472,268

Total	$46,183,476	$15,798,197	$—	$61,981,673

	Government Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$73,235,000	$—	$73,235,000
Mutual Funds	25,000,000	—	—	25,000,000
Repurchase Agreements	—	277,367,859	—	277,367,859
U.S. Government & U.S. Government Agency Obligations	—	157,555,186	—	157,555,186

Total	$25,000,000	$508,158,045	$—	$533,158,045

	Tax-Free Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$580,366,756	$—	$580,366,756
Mutual Funds	4,419,621	—	—	4,419,621

Total	$4,419,621	$580,366,756	$—	$584,786,377

	Prime Money Market Fund
	Level 1	Level 2	Level 3	Total
Certificates of Deposit	$—	$919,008,058	$—	$919,008,058
Commercial Paper	—	1,287,341,413	—	1,287,341,413
Funding Agreements	—	115,000,000	—	115,000,000
Municipals	—	268,495,000	—	268,495,000
Mutual Funds	131,000,000	—	—	131,000,000
Notes-Variable	—	117,609,221	—	117,609,221
Repurchase Agreements	—	461,529,027	—	461,529,027
U.S. Government & U.S. Government Agency Obligations	—	25,127,752	—	25,127,752

Total	$131,000,000	$3,194,110,471	$—	$3,325,110,471

(1)	All sub-categories within Common Stocks and Preferred Stocks represent either entire Level 1 or Level 2 evaluation status unless otherwise stated.
(2)	The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the investment.

	Unrealized Appreciation/(Depreciation) On Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total
Pyrford Global Equity Fund
Short Forward Contracts	$—	$(3,704)	$—	$(3,704)
Pyrford Global Strategic Return Fund
Long Forward Contracts	—	(174)	—	(174)
Short Forward Contracts	—	(12,869)	—	(12,869)
Pyrford International Stock Fund
Long Forward Contracts	—	(145,811)	—	(145,811)
Short Forward Contracts	—	(1,077,714)	—	(1,077,714)
Short Tax-Free Fund
Short Futures Contracts	1,679	—	—	1,679
Intermediate Tax-Free Fund
Short Futures Contracts	(25,722)	—	—	(25,722)

It is the Funds’ policy to recognize transfers between category levels at the end of the period. As described in Note 2, securities for which market valuations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors. As a result, due to differences in trading volume constituting an active market between August 31, 2013 and August 31, 2014, fair valuation use resulted in transfers between categorization levels.

The following is a reconciliation of transfers between category levels from August 31, 2013 to August 31, 2014:

	Small Cap Value Fund	LGM Emerging Markets Equity Fund
Transfers into Level 1	$1,266,983	$—
Transfers out of Level 1	$—	$(4,066,875)

Net Transfers in (out) of Level 1	$1,266,983	$(4,066,875)

Transfers into Level 2	$—	$4,066,875
Transfers out of Level 2	$(1,266,983)	$—

Net Transfers in (out) of Level 2	$(1,266,983)	$4,066,875

Notes to Financial Statements (continued)

4.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Low Volatility Equity Fund		Dividend Income Fund		Large-Cap Value Fund
	Year Ended August 31, 2014	Period Ended August 31, 2013(1)	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$171,647	$683,005	$13,224,438	$29,891,995	$25,150,045	$36,961,243
Advisor class of shares	25,000	—	25,000	—	25,000	—
Institutional class of shares	14,815,931	50,610,675	5,783,365	4,680,083	18,453,640	31,276,974
Retirement class R-3 of shares	—	—	—	—	—	—
Retirement class R-6 of shares	—	—	—	—	—	—

Net proceeds from sale of shares	$15,012,578	$51,293,680	$19,032,803	$34,572,078	$43,628,685	$68,238,217
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$11,962	$2,678	$3,069,583	$1,002,469	$8,186,356	$1,117,618
Advisor class of shares	103	—	129	—	80	—
Institutional class of shares	984,009	213,442	2,742,420	1,224,444	7,452,025	1,162,900

Net proceeds from shares issued	$996,074	$216,120	$5,812,132	$2,226,913	$15,638,461	$2,280,518
Cost of shares redeemed:
Investor class of shares	$(472,679)	$(130,920)	$(18,511,998)	$(6,801,692)	$(33,283,979)	$(18,912,331)
Advisor class of shares	—	—	—	—	—	—
Institutional class of shares	(6,779,420)	(11,281,993)	(11,638,148)	(8,868,695)	(26,150,728)	(19,286,734)

Net cost of shares redeemed	$(7,252,099)	$(11,412,913)	$(30,150,146)	$(15,670,387)	$(59,434,707)	$(38,199,065)
Redemption fees	$—	$—	$—	$710	$—	$7,400

Net change resulting from fund share transactions in dollars	$8,756,553	$40,096,887	$(5,305,211)	$21,129,314	$(167,561)	$32,327,070

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	13,778	67,417	1,003,140	2,560,495	1,586,843	2,701,720
Advisor class of shares	1,962	—	1,842	—	1,540	—
Institutional class of shares	1,194,203	4,615,735	436,621	408,020	1,163,302	2,397,607
Retirement class R-3 of shares	—	—	—	—	—	—
Retirement class R-6 of shares	—	—	—	—	—	—

Net sale of shares	1,209,943	4,683,152	1,441,603	2,968,515	2,751,685	5,099,327
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	988	239	239,423	86,492	547,819	85,098
Advisor class of shares	8	—	10	—	5	—
Institutional class of shares	80,500	19,006	213,631	107,132	497,794	88,678

Net shares issued	81,496	19,245	453,064	193,624	1,045,618	173,776
Shares redeemed:
Investor class of shares	(38,422)	(12,679)	(1,425,736)	(571,133)	(2,129,473)	(1,389,045)
Advisor class of shares	—	—	—	—	—	—
Institutional class of shares	(563,773)	(1,000,669)	(889,251)	(755,458)	(1,663,791)	(1,426,800)

Net shares redeemed	(602,195)	(1,013,348)	(2,314,987)	(1,326,591)	(3,793,264)	(2,815,845)

Net change resulting from fund share transactions in shares	689,244	3,689,049	(420,320)	1,835,548	4,039	2,457,258

(1)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.

BMO Funds

Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund
Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

$12,686,123	$17,085,081	$35,832,822	$58,406,631	$21,116,792	$20,401,672	$24,383,016	$11,600,653
25,000	—	25,000	—	25,000	—	25,000	—
11,319,057	38,121,667	17,914,297	18,900,012	11,292,980	18,831,687	3,662,455	8,739,320
—	—	25,000	—	25,000	—	25,000	—
—	—	25,000	—	25,000	—	25,000	—

$24,030,180	$55,206,748	$53,822,119	$77,306,643	$32,484,772	$39,233,359	$28,120,471	$20,339,973

$7,435,000	$7,685,452	$25,867,242	$6,616,715	$14,092,847	$5,929,227	$4,374,319	$790,691
—	—	—	—	—	—	—	—
10,579,586	8,340,406	16,897,895	5,030,434	16,936,397	7,719,084	1,391,605	136,384

$18,014,586	$16,025,858	$42,765,137	$11,647,149	$31,029,244	$13,648,311	$5,765,924	$927,075

$(30,820,149)	$(41,861,208)	$(79,938,638)	$(37,262,994)	$(26,779,668)	$(28,606,016)	$(8,662,717)	$(6,626,048)
—	—	—	—	—	—	—	—
(36,108,499)	(21,873,347)	(24,444,417)	(28,159,563)	(34,050,500)	(35,209,925)	(3,106,791)	(1,652,894)

$(66,928,648)	$(63,734,555)	$(104,383,055)	$(65,422,557)	$(60,830,168)	$(63,815,941)	$(11,769,508)	$(8,278,942)
$—	$12,858	$174	$11,265	$—	$2,257	$—	$924

$(24,883,882)	$7,510,909	$(7,795,625)	$23,542,500	$2,683,848	$(10,932,014)	$22,116,887	$12,989,030

767,898	1,189,230	2,128,508	3,819,717	907,538	932,547	1,734,776	915,451
1,487	—	1,505	—	1,092	—	1,787	—
682,428	2,700,887	1,064,994	1,276,225	479,115	856,377	259,322	708,320
—	—	1,508	—	1,073	—	1,777	—
—	—	1,508	—	1,073	—	1,777	—

1,451,813	3,890,117	3,198,023	5,095,942	1,389,891	1,788,924	1,999,439	1,623,771

476,297	580,911	1,669,417	506,252	655,176	301,129	334,940	73,077
—	—	—	—	—	—	—	—
674,289	627,570	1,092,060	385,769	774,412	387,504	105,987	12,582

1,150,586	1,208,481	2,761,477	892,021	1,429,588	688,633	440,927	85,659

(1,898,220)	(2,971,408)	(4,886,569)	(2,529,909)	(1,149,370)	(1,320,280)	(619,540)	(539,316)
—	—	—	—	—	—	—	—
(2,188,071)	(1,503,078)	(1,467,084)	(1,924,768)	(1,430,137)	(1,596,788)	(220,511)	(130,215)

(4,086,291)	(4,474,486)	(6,353,653)	(4,454,677)	(2,579,507)	(2,917,068)	(840,051)	(669,531)

(1,483,892)	624,112	(394,153)	1,533,286	239,972	(439,511)	1,600,315	1,039,899

Notes to Financial Statements (continued)

	Small-Cap Core Fund	Small-Cap Growth Fund		Micro-Cap Fund	Global Low Volatility Equity Fund
	Period Ended August 31, 2014(1)	Year Ended August 31, 2014	Year Ended August 31, 2013	Period Ended August 31, 2014(2)	Period Ended August 31, 2014(2)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$502,902	$89,061,771	$98,969,252	$59,548	$96,182
Advisor class of shares	25,000	—	—	25,000	25,000
Institutional class of shares	2,935,014	147,891,839	70,621,797	2,945,802	3,721,796
Retirement class R-3 of shares	—	—	—	—	—
Retirement class R-6 of shares	—	—	—	—	—

Net proceeds from sale of shares	$3,462,916	$236,953,610	$169,591,049	$3,030,350	$3,842,978
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$—	$51,917,050	$22,334,250	$—	$—
Advisor class of shares	—	—	—	—	—
Institutional class of shares	—	40,309,097	15,804,538	—	—

Net proceeds from shares issued	$—	$92,226,147	$38,138,788	$—	$—
Cost of shares redeemed:
Investor class of shares	$—	$(127,066,631)	$(115,566,655)	$(2,299)	$(3,650)
Advisor class of shares	—	—	—	—	—
Institutional class of shares	—	(121,523,034)	(70,821,239)	(442,022)	—

Net cost of shares redeemed	$—	$(248,589,665)	$(186,387,894)	$(444,321)	$(3,650)
Redemption fees	$—	$5,665	$32,308	$—	$—

Net change resulting from fund share transactions in dollars	$3,462,916	$80,595,757	$21,374,251	$2,586,029	$3,839,328

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	50,282	3,854,998	4,878,011	5,833	9,469
Advisor class of shares	2,480	—	—	2,260	2,248
Institutional class of shares	291,360	6,232,666	3,512,661	287,858	343,089
Retirement class R-3 of shares	—	—	—	—	—
Retirement class R-6 of shares	—	—	—	—	—

Net sale of shares	344,122	10,087,664	8,390,672	295,951	354,806
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	2,464,027	1,282,840	—	—
Advisor class of shares	—	—	—	—	—
Institutional class of shares	—	1,879,212	895,949	—	—

Net shares issued	—	4,343,239	2,178,789	—	—
Shares redeemed:
Investor class of shares	—	(5,557,903)	(5,888,408)	(216)	(320)
Advisor class of shares	—	—	—	—	—
Institutional class of shares	—	(5,289,709)	(3,507,963)	(39,412)	—

Net shares redeemed	—	(10,847,612)	(9,396,371)	(39,628)	(320)

Net change resulting from fund share transactions in shares	344,122	3,583,291	1,173,090	256,323	354,486

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.

BMO Funds

Pyrford Global Equity Fund	Pyrford Global Strategic Return Fund		Pyrford International Stock Fund		Global Natural Resources Fund	LGM Emerging Markets Equity Fund
Period Ended August 31, 2014(1)	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Period Ended August 31, 2014(1)	Year Ended August 31, 2014	Year Ended August 31, 2013

$590,294	$4,415,218	$3,676,630	$31,495,270	$13,779,027	$501,057	$22,463,042	$31,153,241
25,000	25,000	—	25,000	—	25,000	25,000	—
501,000	207,246	1,592,674	105,690,228	82,342,688	561,000	32,762,388	56,650,650
—	—	—	25,000	—	—	—	—
—	—	—	25,000	—	—	—	—

$1,116,294	$4,647,464	$5,269,304	$137,260,498	$96,121,715	$1,087,057	$55,250,430	$87,803,891

$—	$245,280	$—	$3,252,180	$1,013,012	$—	$634,773	$1,212,603
—	—	—	—	—	—	1,381,422	—
—	333,568	—	8,720,963	2,034,613	—	—	3,017,011

$—	$578,848	$—	$11,973,143	$3,047,625	$—	$2,016,195	$4,229,614

$—	$(1,946,813)	$(1,520,674)	$(9,726,188)	$(8,534,407)	$—	$(9,299,289)	$(4,053,135)
—	—	—	—	—	—	(20,768,114)	—
—	(22,533,089)	(22,069,491)	(17,179,956)	(13,583,484)	—	—	(10,319,295)

$—	$(24,479,902)	$(23,590,165)	$(26,906,144)	$(22,117,891)	$—	$(30,067,403)	$(14,372,430)
$—	$160	$2,371	$1,105	$19,405	$—	$741	$734

$1,116,294	$(19,253,430)	$(18,318,490)	$122,328,602	$77,070,854	$1,087,057	$27,199,963	$77,661,809

58,501	422,866	355,108	2,462,877	1,178,343	50,100	1,759,063	2,240,499
2,381	2,372	—	1,904	—	2,418	1,826	—
50,101	19,665	154,281	8,170,016	6,982,115	55,932	2,535,369	4,108,033
—	—	—	1,901	—	—	—	—
—	—	—	1,901	—	—	—	—

110,983	444,903	509,389	10,638,599	8,160,458	108,450	4,296,258	6,348,532

—	23,630	—	255,802	92,175	—	49,708	90,696
—	—	—	—	—	—	—	—
—	32,074	—	685,270	184,965	—	108,008	225,486

—	55,704	—	941,072	277,140	—	157,716	316,182

—	(185,957)	(147,009)	(759,503)	(737,455)	—	(696,433)	(294,931)
—	—	—	—	—	—	—	—
—	(2,128,548)	(2,124,708)	(1,332,777)	(1,168,336)	—	(1,563,387)	(751,400)

—	(2,314,505)	(2,271,717)	(2,092,280)	(1,905,791)	—	(2,259,820)	(1,046,331)

110,983	(1,813,898)	(1,762,328)	9,487,391	6,531,807	108,450	2,194,154	5,618,383

Notes to Financial Statements (continued)

	TCH Emerging Markets Bond Fund	Ultra Short Tax-Free Fund		Short Tax- Free Fund
	Period Ended August 31, 2014(1)	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013(2)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$3,508,375	$36,732,240	$61,561,767	$16,306,460	$21,220,235
Advisor class of shares	25,000	25,000	—	25,000	—
Institutional class of shares	3,511,000	679,100,902	862,836,223	80,751,841	40,677,312

Net proceeds from sale of shares	$7,044,375	$715,858,142	$924,397,990	$97,083,301	$61,897,547
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$39,375	$405,797	$628,954	$260,475	$138,217
Advisor class of shares	—	33	—	85	—
Institutional class of shares	40,425	1,324,311	1,668,453	100,157	31,798

Net proceeds from shares issued	$79,800	$1,730,141	$2,297,407	$360,717	$170,015
Cost of shares redeemed:
Investor class of shares	$—	$(69,137,516)	$(70,151,170)	$(6,819,344)	$(5,911,359)
Institutional class of shares	—	(759,159,182)	(804,591,587)	(38,225,847)	(6,125,430)

Net cost of shares redeemed	$—	$(828,296,698)	$(874,742,757)	$(45,045,191)	$(12,036,789)
Redemption fees	$—	$—	$—	$—	$6,972

Net change resulting from fund share transactions in dollars	$7,124,175	$(110,708,415)	$51,952,640	$52,398,827	$50,037,745

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	350,761	3,646,847	6,106,874	1,610,486	2,106,312
Advisor class of shares	2,315	2,478	—	2,458	—
Institutional class of shares	351,019	67,456,820	85,603,651	7,992,310	4,034,951

Net sale of shares	704,095	71,106,145	91,710,525	9,605,254	6,141,263
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	3,950	40,291	62,382	25,728	13,725
Advisor class of shares	—	3	—	9	—
Institutional class of shares	4,054	131,599	165,574	9,882	3,166

Net shares issued	8,004	171,893	227,956	35,619	16,891
Shares redeemed:
Investor class of shares	—	(6,862,097)	(6,956,539)	(674,457)	(588,490)
Institutional class of shares	—	(75,460,308)	(79,828,385)	(3,785,765)	(608,600)

Net shares redeemed	—	(82,322,405)	(86,784,924)	(4,460,222)	(1,197,090)

Net change resulting from fund share transactions in shares	712,099	(11,044,367)	5,153,557	5,180,651	4,961,064

(1)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.

BMO Funds

Short-Term Income Fund		Intermediate Tax-Free Fund		Mortgage Income Fund		TCH Intermediate Income Fund
Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

$39,953,734	$72,178,622	$364,844,856	$540,796,619	$10,241,607	$9,419,297	$3,292,895	$5,493,709
25,000	—	2,025,000	—	25,000	—	25,000	—
60,448,479	55,210,925	133,067,553	124,045,591	12,001,717	7,595,662	41,757,793	16,141,022

$100,427,213	$127,389,547	$499,937,409	$664,842,210	$22,268,324	$17,014,959	$45,075,688	$21,634,731

$1,198,099	$1,530,044	$21,553,872	$26,912,326	$3,147,040	$5,611,131	$617,791	$590,755
78	—	3,747	—	188	—	126	—
868,631	815,637	2,497,458	2,882,749	323,266	707,616	1,460,771	1,021,928

$2,066,808	$2,345,681	$24,055,077	$29,795,075	$3,470,494	$6,318,747	$2,078,688	$1,612,683

$(76,287,660)	$(50,767,434)	$(274,604,629)	$(397,315,574)	$(48,913,541)	$(43,536,323)	$(16,769,338)	$(12,118,149)
(36,513,511)	(38,711,321)	(111,792,245)	(97,747,590)	(20,333,524)	(11,547,574)	(31,869,199)	(32,957,413)

$(112,801,171)	$(89,478,755)	$(386,396,874)	$(495,063,164)	$(69,247,065)	$(55,083,897)	$(48,638,537)	$(45,075,562)
$—	$81,477	$3,656	$46,449	$323	$604	$—	$5,971

$(10,307,150)	$40,337,950	$137,599,268	$199,620,570	$(43,507,924)	$(31,749,587)	$(1,484,161)	$(21,822,177)

4,249,193	7,623,118	33,192,008	48,058,167	1,108,326	984,059	314,325	524,112
2,654	—	181,301	—	2,674	—	2,356	—
6,417,322	5,825,242	12,102,975	11,073,907	1,288,535	805,288	3,996,817	1,545,561

10,669,169	13,448,360	45,476,284	59,132,074	2,399,535	1,789,347	4,313,498	2,069,673

127,378	161,743	1,956,526	2,401,992	338,867	586,926	58,767	56,360
8	—	323	—	20	—	12	—
92,157	86,087	226,320	255,723	34,839	73,954	139,049	97,589

219,543	247,830	2,183,169	2,657,715	373,726	660,880	197,828	153,949

(8,111,833)	(5,371,841)	(25,188,723)	(35,961,811)	(5,282,586)	(4,589,225)	(1,618,601)	(1,157,832)
(3,875,953)	(4,083,984)	(10,214,907)	(8,780,731)	(2,194,833)	(1,218,228)	(3,049,628)	(3,155,579)

(11,987,786)	(9,455,825)	(35,403,630)	(44,742,542)	(7,477,419)	(5,807,453)	(4,668,229)	(4,313,411)

(1,099,074)	4,240,365	12,255,823	17,047,247	(4,704,158)	(3,357,226)	(156,903)	(2,089,789)

Notes to Financial Statements (continued)

	TCH Corporate Income Fund		TCH Core Plus Bond Fund		Monegy High Yield Bond Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$53,919,723	$24,313,889	$114,749,632	$407,489,238 (3)	$8,451,618	$16,874,929
Advisor class of shares	25,000	—	25,000	—	25,000	—
Institutional class of shares	41,985,580	17,579,675	156,616,162	279,933,837 (3)	11,842,862	18,909,112

Net proceeds from sale of shares	$95,930,303	$41,893,564	$271,390,794	$687,423,075	$20,319,480	$35,784,041
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$1,936,862	$2,875,610	$13,891,430	$7,069,937	$3,245,163	$2,912,182
Advisor class of shares	194	—	185	—	335	—
Institutional class of shares	3,760,222	4,300,257	9,177,307	4,675,136	2,480,514	2,007,601

Net proceeds from shares issued	$5,697,278	$7,175,867	$23,068,922	$11,745,073	$5,726,012	$4,919,783
Cost of shares redeemed:
Investor class of shares	$(15,801,714)	$(36,307,222)	$(100,415,863)	$(34,613,906)	$(20,734,050)	$(30,087,524)
Advisor class of shares	—	—	—	—	—	—
Institutional class of shares	(23,104,463)	(14,779,217)	(83,204,381)	(20,275,831)	(27,372,832)	(19,794,642)

Net cost of shares redeemed	$(38,906,177)	$(51,086,439)	$(183,620,244)	$(54,889,737)	$(48,106,882)	$(49,882,166)
Redemption fees	$—	$899	$—	$8,290	$—	$2,258

Net change resulting from fund share transactions in dollars	$62,721,404	$(2,016,109)	$110,839,472	$644,286,701	$(22,061,390)	$(9,176,084)

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	4,190,850	1,857,816	9,862,490	35,376,092 (2)	807,229	1,606,983
Advisor class of shares	1,933	—	2,115	—	2,377	—
Institutional class of shares	3,285,896	1,353,495	13,431,019	24,347,263 (2)	1,130,466	1,805,652

Net sale of shares	7,478,679	3,211,311	23,295,624	59,723,355	1,940,072	3,412,635
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	152,789	221,261	1,192,359	601,580	310,363	277,914
Advisor class of shares	15	—	16	—	32	—
Institutional class of shares	299,008	331,381	787,425	397,578	237,312	191,703

Net shares issued	451,812	552,642	1,979,800	999,158	547,707	469,617
Shares redeemed:
Investor class of shares	(1,251,448)	(2,825,617)	(8,675,580)	(2,969,808)	(1,983,873)	(2,866,607)
Advisor class of shares	—	—	—	—	—	—
Institutional class of shares	(1,824,554)	(1,159,027)	(7,165,043)	(1,738,380)	(2,614,008)	(1,885,638)

Net shares redeemed	(3,076,002)	(3,984,644)	(15,840,623)	(4,708,188)	(4,597,881)	(4,752,245)

Net change resulting from fund share transactions in shares	4,854,489	(220,691)	9,434,801	56,014,325	(2,110,102)	(869,993)

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes $375,619,470 of paid-in-capital received from a non-taxable in-kind subscription merger of the BMO Aggregate Bond Fund effective as of the close of business on August 16, 2013. The total value received of $375,619,470 from this event was exchanged for 14,853,077 Institutional Class shares and 18,474,576 Investor Class of shares of the Core Plus Bond Fund at time of merger.

BMO Funds

Multi-Asset Income Fund	Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
Period Ended August 31, 2014(1)	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

$521,100	$331,672,561	$505,832,027	$249,403,510	$406,138,163	$3,756,360,212	$2,694,221,078
25,000	—	—	—	—	—	—
46,354,689	1,539,820,530	1,612,714,562	2,075,146,011	2,897,791,743	8,223,133,602	9,822,788,777

$46,900,789	$1,871,493,091	$2,118,546,589	$2,324,549,521	$3,303,929,906	$11,979,493,814	$12,517,009,855

$4,824	$3,643	$2,953	$12,678	$22,240	$34,293	$38,372
185	—	—	—	—	—	—
20,802	2,760	450	6,969	52,008	25,452	201,449

$25,811	$6,403	$3,403	$19,647	$74,248	$59,745	$239,821

$(7,328)	$(359,664,123)	$(474,128,404)	$(239,853,465)	$(445,425,181)	$(3,822,539,600)	$(2,559,321,674)
—	—	—	—	—	—	—
(1,271,437)	(1,543,587,045)	(1,515,608,685)	(2,318,037,840)	(2,783,619,448)	(8,845,055,905)	(9,166,841,697)

$(1,278,765)	$(1,903,251,168)	$(1,989,737,089)	$(2,557,891,305)	$(3,229,044,629)	$(12,667,595,505)	$(11,726,163,371)
$—	$—	$—	$—	$—	$—	$—

$45,647,835	$(31,751,674)	$128,812,903	$(233,322,137)	$74,959,525	$(688,041,946)	$791,086,305

52,076	331,672,561	505,832,027	249,403,494	406,138,163	3,756,360,212	2,694,221,054
2,441	—	—	—	—	—	—
4,569,280	1,539,820,530	1,612,714,562	2,075,145,914	2,897,791,743	8,223,133,602	9,822,788,777

4,623,797	1,871,493,091	2,118,546,589	2,324,549,408	3,303,929,906	11,979,493,814	12,517,009,831

471	3,643	2,953	12,678	22,240	34,293	38,372
18	—	—	—	—	—	—
2,031	2,760	450	6,969	52,008	25,452	201,449

2,520	6,403	3,403	19,647	74,248	59,745	239,821

(735)	(359,664,123)	(474,128,404)	(239,853,465)	(445,425,181)	(3,822,539,600)	(2,559,321,674)
—	—	—	—	—	—	—
(124,682)	(1,543,587,045)	(1,515,608,685)	(2,318,037,840)	(2,783,619,448)	(8,845,055,905)	(9,166,841,697)

(125,417)	(1,903,251,168)	(1,989,737,089)	(2,557,891,305)	(3,229,044,629)	(12,667,595,505)	(11,726,163,371)

4,500,900	(31,751,674)	128,812,903	(233,322,250)	74,959,525	(688,041,946)	791,086,281

Notes to Financial Statements (continued)

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Advisory Fees—The Adviser receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets (“ADNA”) as listed below.

	Fund’s ADNA
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity Fund	0.500%	0.490%	0.450%	0.400%
Dividend Income Fund	0.500	0.490	0.450	0.400
Large-Cap Value Fund	0.750	0.740	0.700	0.650
Large-Cap Growth Fund	0.750	0.740	0.700	0.650
Mid-Cap Value Fund(2)	0.685	0.670	0.570	0.510
Mid-Cap Growth Fund(2)	0.685	0.670	0.570	0.510
Small-Cap Value Fund(3)	0.685	0.680	0.620	0.610
Small-Cap Growth Fund	1.000	1.000	1.000	1.000
Micro-Cap Fund(1)	0.900	0.900	0.900	0.900
Global Low Volatility Equity Fund(1)	0.650	0.640	0.600	0.550
Pyrford Global Strategic Return Fund	0.800	0.790	0.750	0.700
Pyrford International Stock Fund(4)	0.735	0.720	0.620	0.560
LGM Emerging Markets Equity Fund	0.900	0.890	0.850	0.800
TCH Emerging Markets Bond Fund(1)	0.600	0.590	0.550	0.550
Ultra Short Tax-Free Fund	0.200	0.190	0.100	0.100
Short Tax-Free Fund	0.250	0.240	0.150	0.150
Short-Term Income Fund	0.200	0.190	0.100	0.100
Intermediate Tax-Free Fund	0.300	0.290	0.200	0.150
Mortgage Income Fund	0.400	0.390	0.300	0.250
TCH Intermediate Income Fund	0.400	0.390	0.300	0.250
TCH Corporate Income Fund	0.250	0.240	0.150	0.100
TCH Core Plus Bond Fund	0.250	0.240	0.150	0.100
Monegy High Yield Bond Fund	0.500	0.500	0.500	0.500

(1)	Fund inception date is September 30, 2013.
(2)	Effective May 28, 2014. Prior to May 28, 2014, the annual rates were 0.750%, 0.740%, 0.700% and 0.650%, respectively.
(3)	Effective May 28, 2014. Prior to May 28, 2014, the annual rates were 0.750%, 0.750%, 0.750% and 0.750%, respectively.
(4)	Effective May 28, 2014. Prior to May 28, 2014, the annual rates were 0.800%, 0.790%, 0.750% and 0.700%, respectively.

	Fund’s ADNA
Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Small-Cap Core Fund(1)	0.650%	0.625%	0.600%
Pyrford Global Equity Fund(1)	0.600	0.575	0.550
Global Natural Resources Fund(1)	0.650	0.625	0.600
Multi-Asset Income Fund(1)	0.250	0.225	0.200

(1)	Fund inception date is December 27, 2013.

	Fund’s ADNA
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market Fund	0.200	0.185	0.170	0.155	0.140
Prime Money Market Fund	0.150	0.135	0.120	0.105	0.090

The Pyrford Global Equity Fund, Pyrford Global Strategic Return Fund and Pyrford International Stock Fund’s sub-adviser is Pyrford International Ltd., an affiliate of the Adviser. The LGM Emerging Markets Equity Fund’s sub-adviser is LGM Investments Limited, an affiliate of the Adviser. The TCH Emerging Markets Bond Fund, TCH Intermediate Income Fund, TCH Corporate Income Fund and TCH Core Plus Bond Fund’s sub-adviser is Taplin, Canida & Habacht, LLC, an affiliate of the Adviser. The Monegy High Yield Bond Fund’s sub-adviser is Monegy, Inc., an affiliate of the Adviser. The Adviser compensates each sub-adviser based on the level of average daily net assets of each respective Fund managed by each sub-adviser.

Contractual Expense Limitation—The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class specific total annual operating expenses (excluding taxes, interest, brokerage commissions, other investment related costs, Acquired Fund Fees and Expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts for the periods set forth below. The Adviser may not terminate this arrangement prior to December 31, 2015, without the consent of the Directors, unless the investment advisory agreement is terminated. The Adviser may voluntarily choose to waive any portion of its fee beyond its contractual agreement. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

BMO Funds

	Annualized Contractual Expense Limitation
Fund	Investor Class	Advisor Class(3)	Institutional Class	Retirement Class R-3(3)	Retirement Class R-6(3)
Low Volatility Equity Fund	0.90%	0.90%	0.65%
Dividend Income Fund	0.90	0.90	0.65
Large-Cap Value Fund	1.24	1.24	0.99
Large-Cap Growth Fund	1.24	1.24	0.99
Mid-Cap Value Fund	1.24	1.24	0.99	1.49%	0.84%
Mid-Cap Growth Fund	1.24	1.24	0.99	1.49	0.84
Small-Cap Value Fund	1.24	1.24	0.99	1.49	0.84
Small-Cap Core Fund(2)	1.15	1.15	0.90
Small-Cap Growth Fund	1.44		1.19
Micro-Cap Fund(1)	1.35	1.35	1.10
Global Low Volatility Equity Fund(1)	1.10	1.10	0.85
Pyrford Global Equity Fund(2)	1.15	1.15	0.90
Pyrford Global Strategic Return Fund	1.24	1.24	0.99
Pyrford International Stock Fund	1.24	1.24	0.99	1.49	0.84
Global Natural Resources Fund(2)	1.24	1.24	0.99
LGM Emerging Markets Equity Fund	1.40	1.40	1.15
TCH Emerging Markets Bond Fund(1)	1.00	1.00	0.85
Ultra Short Tax-Free Fund	0.55	0.55	0.30
Short Tax-Free Fund	0.55	0.55	0.40
Short-Term Income Fund	0.60	0.60	0.35
Intermediate Tax-Free Fund	0.55	0.55	0.50
Mortgage Income Fund	0.80	0.80	0.55
TCH Intermediate Income Fund	0.80	0.80	0.55
TCH Corporate Income Fund	0.59	0.59	0.55
TCH Core Plus Bond Fund	0.59	0.59	0.55
Monegy High Yield Bond Fund	0.90	0.90	0.65
Multi-Asset Income Fund(2)	0.80	0.80	0.55
Government Money Market Fund	0.45		0.20
Tax-Free Money Market Fund	0.45		0.20
Prime Money Market Fund	0.45		0.20

(1)	Fund inception date is September 30, 2013.
(2)	Fund inception date is December 27, 2013.
(3)	Share class inception date is May 27, 2014.

For the year ended August 31, 2014, the Adviser chose to voluntarily waive beyond its contractual expense limitations for the following Funds in the following amounts:

Fund	Additional Fees Waived
Government Money Market Fund	$1,061,458
Tax-Free Money Market Fund	352,345
Prime Money Market Fund	4,057,242

Shareholder Servicing Fees—Under the terms of a Shareholder Services Agreement with the Adviser, each Fund pays the Adviser at the annual rate of 0.25% of average daily net assets of the Fund’s Investor Class shares for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended August 31, 2014, the TCH Emerging Markets Bond Fund, Short Tax-Free Fund, Intermediate Tax-Free Fund, TCH Corporate Income Fund and TCH Core Plus Bond Fund contractually waived $3,381, $20,032, $501,187, $63,792 and $132,857, respectively, in Shareholder Services Fees. The Adviser also may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion. For the year ended August 31, 2014, the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund voluntarily waived $294,231, $304,199 and $3,460,226, respectively, in Shareholder Services Fees.

Distribution Services Fees—Certain Funds are subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Advisor Class and Retirement Class R-3 shares. The Plan provides that the Fund may incur distribution expenses of 0.25% and 0.50% of the average daily net assets of the Fund’s Advisor Class and Retirement Class R-3 shares, respectively. For the year ended August 31, 2014, the TCH Emerging Markets Bond Fund, Short Tax-Free Fund, Intermediate Tax-Free Fund, TCH Corporate Income Fund and TCH Core Plus Bond Fund contractually waived $7, $7, $75, $9 and $1, respectively, in Distribution Services Fees. The Adviser also may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion.

Notes to Financial Statements (continued)

Administration Fees—The fee paid to the Adviser is based on each Fund’s average daily net assets with respect to Administration Fee Schedules A & B and the aggregate average daily net assets of all Funds representing Administration Fee Schedule C as listed below.

Administration Fee Schedule A		Administration Fee Schedule B		Administration Fee Schedule C
Annual Rate	ADNA	Annual Rate	ADNA	Annual Rate	ADNA
0.0925%	on the first $250 million	0.1500%	per class(1)	0.0400%	on the first $2 billion
0.0850	on the first $250 million			0.0300	on the next $2 billion
0.0800	on the first $200 million			0.0250	on the next $2 billion
0.0400	on the first $100 million			0.0200	on the next $2 billion
0.0200	on the first $200 million			0.0100	in excess of $8 billion
0.0100	in excess of $1.0 billion

Fund		Fund		Fund
Low Volatility Equity Fund		Mid-Cap Value Fund(4)		Government Money Market Fund
Dividend Income Fund		Mid-Cap Growth Fund(4)		Tax-Free Money Market Fund
Large-Cap Value Fund		Small-Cap Value Fund(4)		Prime Money Market Fund
Large-Cap Growth Fund		Small-Cap Core Fund(3)
Small-Cap Growth Fund		Pyrford Global Equity Fund(3)
Micro-Cap Fund(2)		Pyrford International Stock Fund(4)
Global Low Volatility Equity Fund(2)		Global Natural Resources Fund(3)
Pyrford Global Strategic Return Fund		Multi-Asset Income Fund(3)
LGM Emerging Markets Equity Fund
TCH Emerging Markets Bond Fund(2)
Ultra Short Tax-Free Fund
Short Tax-Free Fund
Short-Term Income Fund
Intermediate Tax-Free Fund
Mortgage Income Fund
TCH Intermediate Income Fund
TCH Corporate Income Fund
TCH Core Plus Bond Fund
Monegy High Yield Bond Fund

(1)	Retirement Class R-6 does not pay an Administrative Fee.
(2)	Fund inception date is September 30, 2013.
(3)	Fund inception date is December 27, 2013.
(4)	Effective May 28, 2014. Prior to May 28, 2014, the annual rate was subject to Administration Fee schedule A. For the period May 28, 2014 through August 31, 2014, these Funds were charged the following Administration Fees per class:

Fund	Investor Class	Advisor Class	Institutional Class	Retirement Class R-3	Retirement Class R-6
Mid-Cap Value Fund	$72,643	$10	$56,343	$10	$—
Mid-Cap Growth Fund	47,668	10	57,043	10	—
Small-Cap Value Fund	24,619	10	6,650	10	—
Pyrford International Stock Fund	31,711	10	101,576	10	—

Custodian Fees—BMO Harris is the Funds’ custodian, except for the International Funds, for which State Street Bank & Trust Company maintains custody. BMO Harris receives fees consisting of 0.005% on the first $10 billion average daily net assets, based on the collective net assets of the Corporation custodied by BMO Harris, and 0.0025% on all assets in excess of $10 billion.

Securities Lending—The Funds pay a fee to BMO Harris for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these fees. The following amounts were paid for the year ended August 31, 2014:

Fund	Fees Paid
Low Volatility Equity Fund	$1,979
Dividend Income Fund	7,696
Large-Cap Value Fund	18,272
Large-Cap Growth Fund	19,102
Mid-Cap Value Fund	45,749
Mid-Cap Growth Fund	107,876
Small-Cap Value Fund	14,004
Small-Cap Core Fund	267

Fund	Fees Paid
Small-Cap Growth Fund	$700,231
Short-Term Income Fund	18,157
Mortgage Income Fund	9,401
TCH Intermediate Income Fund	19,638
TCH Coporate Income Fund	16,762
TCH Core Plus Bond Fund	113,209
Multi-Asset Income Fund	5,987

Investments in Affiliated Issuers—An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at period-end are noted in the

BMO Funds

Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Funds owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of August 31, 2014 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of year-end.

Security/Fund Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Depreciation	Value End of Period	Dividends Credited to Income	Net Realized Gain
Cash Sweep Investments in BMO Government Money Market Fund, Class I, 0.010%
Mortgage Income Fund	$17,015,102	$105,294,811	$116,529,630	$—	$5,780,283	$816	$—

Cash Sweep Investments in BMO Tax-Free Money Market Fund, Class I, 0.036%
Ultra Short Tax-Free Fund	13,695,220	488,088,005	489,136,359	—	12,646,866	3,401	—
Short Tax-Free Fund	284,279	69,219,998	68,555,011	—	949,266	445	—
Intermediate Tax-Free Fund	25,028,602	373,465,387	383,182,443	—	15,311,546	4,555	—

Cash Sweep Investments in BMO Prime Money Market Fund, Class I, 0.010%
Low Volatility Equity Fund	833,988	16,569,952	16,555,748	—	848,192	137	—
Dividend Income Fund	2,734,777	15,417,908	15,891,883	—	2,260,802	245	—
Large-Cap Value Fund	4,135,292	46,728,644	46,296,322	—	4,567,614	406	—
Large-Cap Growth Fund	1,099,141	35,648,006	33,917,388	—	2,829,759	289	—
Mid-Cap Value Fund	11,960,893	100,694,541	101,228,197	—	11,427,237	1,339	—
Mid-Cap Growth Fund	4,667,545	79,087,959	79,795,647	—	3,959,857	652	—
Small-Cap Value Fund	2,443,897	29,570,952	30,227,082	—	1,787,767	360	—
Small-Cap Core Fund	—	3,616,582	3,545,714	—	70,868	8	—
Small-Cap Growth Fund	21,334,766	322,182,494	324,046,272	—	19,470,988	3,120	—
Micro-Cap Fund	—	3,381,591	3,337,906	—	43,685	6	—
Short-Term Income Fund	9,442,679	124,497,368	131,793,221	—	2,146,826	1,092	—
TCH Intermediate Income Fund	8,470,112	141,321,180	145,573,789	—	4,217,503	935	—
TCH Corporate Income Fund	10,773,358	107,686,281	113,384,237	—	5,075,402	947	—
TCH Core Plus Bond Fund	39,385,384	547,669,755	561,468,398	—	25,586,741	3,634	—
Monegy High Yield Bond Fund	4,229,798	41,091,284	44,951,689	—	369,393	151	—
Multi-Asset Income	—	24,272,242	23,598,171	—	674,071	59	—

Investments in Other Affiliates
Fund/Security Description
Small-Cap Growth Fund
Penn Virginia Corp.(1)	15,970,162	285,135	29,786,244	—	—	—	15,903,342
UCP, Inc., Class A	5,705,700	—	—	(940,500)	5,329,500	—	—

Totals	21,675,862	285,135	29,786,244	(940,500)	5,329,500	—	15,903,342

Multi-Asset Income Fund
Short-Term Income Fund	—	914,170	—	(540)	913,630	4,638	—
Monegy High Yield Bond Fund	—	1,150,859	—	(2,880)	1,147,979	22,251	—

Totals	—	2,065,029	—	(3,420)	2,061,609	26,889	—

(1)	No longer affiliated as of August 31, 2014.

Interfund Borrowing and Lending—The Funds participate in an interfund lending program. This program allows the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes, although the Money Market Funds cannot participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors are responsible for the oversight of the interfund lending program. The Micro-Cap Fund utilized this program as borrower, and the Prime Money Market Fund as lender for the year ended August 31, 2014. No interfund borrowing or lending balances existed as of August 31, 2014. For the year ended August 31, 2014, the average daily lending balance was $239 and the weighted average interest rate was 0.675%.

Investment Transactions—The Funds, on occasion, may purchase or sell a security with another Fund or client of the Adviser pursuant to procedures approved by the Directors.

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors/Trustees of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receives any compensation from the Funds.

Notes to Financial Statements (continued)

6.	Line of Credit

The Corporation, on behalf of the respective Funds, entered into a $25 million unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (“LIBOR”) and includes a commitment fee of 0.12% per annum on the daily unused portion. On September 26, 2013, the amount of the LOC increased to $50 million. All other terms and conditions of the LOC agreement remained in place. No borrowings were outstanding under the LOC at August 31, 2014.

Funds utilizing the LOC agreement during the year ended August 31, 2014 were as follows:

Fund	Average Daily Loan Balance Outstanding	Weighted average interest rate
Large-Cap Value Fund	$11	1.355%
Micro-Cap Fund	4	1.350
Short Tax-Free Fund	412	1.357
Intermediate Tax-Free Fund	1,660	1.362
Mortgage Income Fund	18,403	1.350
TCH Intermediate Income Fund	2,993	1.346
TCH Corporate Income Fund	10	1.407
Monegy High Yield Bond Fund	818	1.350
Tax-Free Money Market Fund	63,309	1.352

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations, and in-kind contributions, for the year ended August 31, 2014 were as follows:

	Other than U.S Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases		Sales
Low Volatility Equity Fund	$30,788,195	$22,510,579	$		$
Dividend Income Fund	47,630,701	56,144,223
Large-Cap Value Fund	150,710,838	165,920,623
Large-Cap Growth Fund	143,389,157	186,559,611
Mid-Cap Value Fund	93,232,371	142,528,592
Mid-Cap Growth Fund	145,677,194	176,636,033
Small-Cap Value Fund	44,415,245	27,677,587
Small-Cap Core Fund(2)	4,607,963	1,231,112
Small-Cap Growth Fund	654,749,296	675,445,136
Micro-Cap Fund(1)	4,396,981	1,872,893
Global Low Volatility Equity Fund(1)	4,194,179	432,613
Pyrford Global Equity Fund(2)	1,150,697	68,959
Pyrford Global Strategic Return Fund	3,218,581	14,314,424		7,946,294		15,312,593
Pyrford International Stock Fund	123,825,835	16,546,983
Global Natural Resources Fund(2)	2,422,111	1,316,818
LGM Emerging Markets Equity Fund	88,926,804	55,726,969
TCH Emerging Markets Bond Fund(1)	12,133,529	5,136,204
Ultra Short Tax-Free Fund	598,479,971	737,791,428
Short Tax-Free Fund	112,684,477	60,153,012
Short-Term Income Fund	116,282,139	117,955,470		36,552,058		37,739,305
Intermediate Tax-Free Fund	634,604,554	479,232,949
Mortgage Income Fund	20,282,901	39,615,836		178,042,544		236,244,672
TCH Intermediate Income Fund	135,328,693	118,938,454		40,756,410		54,276,270
TCH Corporate Income Fund	110,246,221	56,470,765		10,489,473		2,083,516
TCH Core Plus Bond Fund	354,950,107	321,826,105		275,278,799		171,239,158
Monegy High Yield Bond Fund	40,115,265	58,715,670
Multi-Asset Income Fund(2)	44,976,328	40,781

(1)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization, and expiring capital loss carryforwards.

BMO Funds

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Funds.

The Funds complied with the FASB interpretation Accounting for Uncertainty in Income Taxes, which provides guidance for how uncertain tax provisions should be recognized, measured, presented, and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2014. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, derivatives, foreign currency, and the discount accretion/premium amortization of debt securities.

	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Net Unrealized Appreciation for Federal Tax Purposes
Low Volatility Equity Fund	$75,345,822		$6,174,966	$(530,663)	$5,644,303
Dividend Income Fund	142,029,340		26,142,710	(448,577)	25,694,133
Large-Cap Value Fund	304,453,013		61,319,359	(331,003)	60,988,356
Large-Cap Growth Fund	266,301,432		60,339,723	(657,162)	59,682,561
Mid-Cap Value Fund	389,691,628		102,209,392	(2,173,391)	100,036,001
Mid-Cap Growth Fund	311,910,544		86,077,341	(6,063,088)	80,014,253
Small-Cap Value Fund	107,401,123		14,474,377	(1,974,594)	12,499,783
Small-Cap Core Fund	5,060,401		313,860	(151,338)	162,522
Small-Cap Growth Fund	1,080,462,866		150,707,024	(61,096,419)	89,610,605
Micro-Cap Fund	2,663,634		401,480	(126,719)	274,761
Global Low Volatility Fund	4,952,008		211,224	(14,905)	196,319
Pyrford Global Equity Fund	1,408,627		80,545	(26,806)	53,739
Pyrford Global Strategic Return Fund	20,899,202		1,149,839	(209,444)	940,395
Pyrford International Stock Fund	326,737,654		52,107,832	(7,052,769)	45,055,063
Global Natural Resources Fund	1,404,484		119,507	(8,835)	110,672
LGM Emerging Markets Equity Fund	159,050,315		28,536,948	(7,416,816)	21,120,132
TCH Emerging Markets Bond Fund	9,103,508		433,791	(8,384)	425,407
Ultra Short Tax-Free Fund	718,890,348		2,552,736	(455,253)	2,097,483
Short Tax-Free Fund	102,717,587		1,161,988	(92,730)	1,069,258
Short-Term Income Fund	262,591,139		1,763,775	(913,491)	850,284
Intermediate Tax-Free Fund	1,350,021,616		52,089,610	(1,302,246)	50,787,364
Mortgage Income Fund	159,403,527		3,036,528	(224,493)	2,812,035
TCH Intermediate Income Fund	201,076,078		2,818,444	(288,919)	2,529,525
TCH Corporate Income Fund	216,908,598		12,240,413	(103,713)	12,136,700
TCH Core Plus Bond Fund	1,328,703,861		38,632,886	(2,608,782)	36,024,104
Monegy High Yield Bond Fund	73,844,185		2,859,912	(339,390)	2,520,522
Multi-Asset Income Fund	61,399,814		1,066,405	(484,546)	581,859
Government Money Market Fund	533,158,045	*	—	—	—
Tax-Free Money Market Fund	584,786,377	*	—	—	—
Prime Money Market Fund	3,325,110,471	*	—	—	—

*	at amortized cost

Notes to Financial Statements (continued)

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2014 and 2013 was as follows:

	2014			2013
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Low Volatility Equity Fund	$1,054,029	$—	$12,142	$240,035	$—	$—
Dividend Income Fund	3,240,966	—	2,772,596	2,373,139	—	—
Large-Cap Value Fund	4,017,673	—	12,022,953	2,533,836	—	—
Large-Cap Growth Fund	9,634,030	—	8,762,754	683,427	—	15,677,158
Mid-Cap Value Fund	9,101,983	—	34,599,806	1,660,299	—	10,374,352
Mid-Cap Growth Fund	12,732,841	—	18,985,770	346,052	—	13,552,053
Small-Cap Value Fund	3,255,130	—	2,539,680	370,768	—	559,103
Small-Cap Core Fund	—	—	—	—	—	—
Small-Cap Growth Fund	54,758,306	—	42,844,352	492,972	—	39,329,731
Global Low Volatility Equity Fund	—	—	—	—	—	—
Pyrford Global Equity Fund	—	—	—	—	—	—
Pyrford Global Strategic Return Fund	207,187	—	374,142	—	—	—
Pyrford International Stock Fund	12,984,772	—	666,055	3,209,787	—	—
Global Natural Resources Fund	—	—	—	—	—	—
LGM Emerging Markets Equity Fund	2,213,603	—	—	819,494	—	3,503,358
TCH Emerging Markets Bond Fund	79,800	—	—	—	—	—
Ultra Short Tax-Free Fund	436	5,614,701	169,545	261,157	7,932,544	55,397
Short Tax-Free Fund	93	1,025,728	—	—	391,697	—
Short-Term Income Fund	3,273,149	—	—	3,734,494	—	—
Intermediate Tax-Free Fund	86,987	32,886,448	—	3,884,439	33,035,379	3,211,715
Mortgage Income Fund	4,176,352	—	—	6,346,907	—	917,543
TCH Intermediate Income Fund	2,721,639	—	—	2,178,725	—	—
TCH Corporate Income Fund	5,115,960	—	—	7,280,112	—	1,111,646
TCH Core Plus Bond	23,835,203	—	1,243,013	10,723,926	—	1,111,143
Monegy High Yield Bond Fund	5,891,477	—	830,552	5,605,042	—	2,468
Multi-Asset Income Fund	380,946	—	—	—	—	—
Government Money Market Fund	58,206	—	—	58,379	—	88
Tax-Free Money Market Fund	33,997	174,896	4,302	3,862	802,550	119,680
Prime Money Market Fund	400,645	—	—	1,851,759	—	2,560

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2014, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Foreign Currency, Dividend Payable, and Other Components	Unrealized Appreciation on Securities
Low Volatility Equity Fund	$2,648,197	$—	$714,583	$—	$—	$5,644,303
Dividend Income Fund	939,421	—	6,162,104	—	—	25,694,133
Large-Cap Value Fund	3,583,576	—	17,708,610	—	—	60,988,356
Large-Cap Growth Fund	10,067,881	—	18,936,209	—	—	59,682,561
Mid-Cap Value Fund	7,262,602	—	23,080,590	—	1	100,036,001
Mid-Cap Growth Fund	786,583	—	27,852,282	—	—	80,014,253
Small-Cap Value Fund	601,556	—	3,668,733	—	—	12,499,783
Small-Cap Core Fund	—	—	—	(45,670)	1	162,522
Small-Cap Growth Fund	32,343,926	—	96,443,270	—	—	89,610,605
Micro-Cap Fund	93,567	—	46	—	—	274,761
Global Low Volatility Equity Fund	42,879	—	—	—	—	196,319
Pyrford Global Equity Fund	24,216	—	—	—	17	53,739
Pyrford Global Strategic Return Fund	82,605	—	974,303	—	(1,439)	940,395
Pyrford International Stock Fund	209,534	—	—	(836,125)	(20,776)	45,055,063
Global Natural Resources Fund	1,672	—	—	(32,216)	7	110,672
LGM Emerging Markets Equity Fund	2,243,294	—	—	(3,881,801)	(8,445)	21,120,132
TCH Emerging Markets Bond Fund	395,165	—	—	—	(6)	425,407
Ultra Short Tax-Free Fund	—	298,636	—	(127,129)	(309,875)	2,097,483
Short Tax-Free Fund	12,149	88,780	—	—	(79,871)	1,069,258
Short-Term Income Fund	127,800	—	—	(2,440,190)	(100,003)	850,284
Intermediate Tax-Free Fund	95,247	715,829	—	(2,496,222)	(705,411)	50,787,364
Mortgage Income Fund	30,696	—	—	(5,308,867)	(45,624)	2,812,035
TCH Intermediate Income Fund	58,135	—	—	(25,863,964)	(68,162)	2,529,525
TCH Corporate Income Fund	128,913	—	145,853	—	(131,611)	12,136,700
TCH Core Plus Bond Fund	182,719	—	623,538	—	(185,033)	36,024,104

BMO Funds

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Foreign Currency, Dividend Payable, and Other Components	Unrealized Appreciation on Securities
Monegy High Yield Bond Fund	$224,167	$—	$1,566,305	$—	$(39,617)	$2,520,522
Multi-Asset Income Fund	5,356	—	2,106	—	—	581,859
Government Money Market Fund	3,987	—	—	—	(3,987)	—
Tax-Free Money Market Fund	—	15,941	—	—	(15,888)	—
Prime Money Market Fund	22,193	—	—	—	(23,963)	—

At August 31, 2014, certain Funds had capital loss carryforwards, which may reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

					Not Subject to Expiration
Fund	2015	2016	2018	2019	ST	LT	Total
LGM Emerging Markets Equity Fund	$—	$—	$—	$—	$1,194,407	$59,951	$1,254,358
Ultra Short Tax-Free Fund	—	—	—	—	127,129	—	127,129
Short-Term Income Fund	983,288	216,882	—	—	584,828	621,121	2,406,119
Intermediate Tax-Free Fund	—	—	—	—	2,496,222	—	2,496,222
Mortgage Income Fund	—	—	—	—	1,576,140	1,173,083	2,749,223
Short-Intermediate Bond Fund	4,113,802	—	20,798,157	952,005	—	—	25,863,964

Under The Registered Investment Company Modernization Act of 2010 (the “Modernization Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Modernization Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Modernization Act.

During the fiscal year ended August 31, 2014, the Short Tax-Free and TCH Intermediate Income Funds, respectively, utilized $97,640 and $897,798 of capital loss carryforwards.

The Short-Term Income Fund had losses expiring during the fiscal year ended August 31, 2014, in the amount of $906,238.

As of August 31, 2014, the following Funds had post-October losses, which are deferred until fiscal year 2015 for tax purposes, of:

Fund	Post-October Losses
Small Cap Core Fund	$45,305
Pyrford International Stock Fund	836,125
Global Natural Resources Fund	32,216
LGM Emerging Markets Equity Fund	2,627,443
Short-Term Income Fund	34,071
Mortgage Income Fund	2,559,644

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of August 31, 2014, the Small-Cap Core Fund had qualified late-year ordinary losses of $365 which are deferred until fiscal year 2015 for tax purposes.

Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2014, the percentages that qualify for the dividend received deduction available to corporate shareholders and designated as qualified dividend income were as follows:

Fund	Dividend Received Deduction	Qualified Dividend Income
Low Volatility Equity Fund	24.64%	25.76%
Dividend Income Fund	85.55	90.46
Large-Cap Value Fund	54.67	58.23
Large-Cap Growth Fund	19.39	20.35
Mid-Cap Value Fund	39.69	40.52
Mid-Cap Growth Fund	100.00	100.00

Notes to Financial Statements (continued)

Fund	Dividend Received Deduction	Qualified Dividend Income
Small-Cap Value Fund	51.44%	53.97%
Small-Cap Growth Fund	2.16	2.24
Micro-Cap Fund	20.16	21.43
Global Low Volatility Equity Fund	17.70	53.91
Pyrford Global Equity Fund	21.88	95.56
Pyrford Global Strategic Return Fund	52.82	100.00
Pyrford International Stock	—	100.00
Global Natural Resources Fund	100.00	100.00
LGM Emerging Markets Equity Fund	2.17	99.51

For Federal tax purposes, for the year ended August 31, 2014, the Funds designate the following amounts:

Fund	Long-Term Capital Gains	Qualified Short-Term Capital Gains	Qualified Tax-Exempt Dividends
Low Volatility Equity Fund	$12,142	$366,418	$—
Dividend Income Fund	2,772,596	853,404	—
Large-Cap Value Fund	12,022,953	2,169,390	—
Large-Cap Growth Fund	8,762,754	8,857,277	—
Mid-Cap Value Fund	34,599,806	7,331,600	—
Mid-Cap Growth Fund	18,985,770	12,732,841	—
Small-Cap Value Fund	2,539,680	3,255,130	—
Small-Cap Growth Fund	42,844,352	54,758,306	—
Pyrford International Stock	666,055	32,803	—
Ultra Short Tax-Free Fund	169,545	—	5,614,701
Short Tax-Free Fund	—	—	1,025,728
Intermediate Tax-Free Fund	—	—	32,886,448
TCH Corporate Income Fund	2,200,705	—	—
TCH Core Plus Bond Fund	1,243,013	—	—
Monegy High Yield Bond Fund	830,552	497,376	—
Tax-Free Money Market Fund	4,302	33,997	174,896
Prime Money Market Fund	—	22,193	—

For the year ended August 31, 2014, Pursuant to Section 853 of the Code, the following Funds designate income derived from foreign sources and foreign taxes paid, or the amounts determined to be necessary, of:

Fund	Income Derived from Foreign Sources	Foreign Taxes Paid
Global Low Volatility Equity Fund	$22,722	$2,257
Pyrford Global Equity Fund	19,885	1,258
Pyrford International Stock Fund	8,391,846	579,515
LGM Emerging Markets Equity Fund	3,048,570	433,222

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2014, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Global Low Volatility Equity Fund	$0.0641	$0.0064
Pyrford Global Equity Fund	0.1792	0.0113
Pyrford International Stock Fund	0.3114	0.0215
LGM Emerging Markets Equity Fund	0.2500	0.0355

10.	Subsequent Events

Management of the Funds have evaluated the impact of all subsequent events on the Funds through the date the financials were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Results of the Special Meeting of Shareholders (Unaudited)

The special meeting of the shareholders of the BMO Short-Intermediate Bond Fund(1) was held on March 26, 2014.

The matters voted on by the shareholders of record as of February 14, 2014 and the results of the vote at the shareholder meetings held March 26, 2014 are as follows:

1.	To approve an amended and restated subadvisory agreement between the BMO Asset Management Corp. and Taplin, Canida & Habacht, LLC.

	Affirmative	Against	Abstain
Short-Intermediate Bond Fund(1)	11,088,812	1,998	25,925

(1)	Effective April 1, 2014, the BMO Short-Intermediate Bond Fund changed its name to the BMO TCH Intermediate Income Fund.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of BMO Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BMO Low Volatility Equity Fund, BMO Dividend Income Fund, BMO Large-Cap Value Fund, BMO Large-Cap Growth Fund, BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, BMO Small-Cap Core Fund, BMO Small-Cap Growth Fund, BMO Micro-Cap Fund, BMO Global Low Volatility Equity Fund, BMO Pyrford Global Equity Fund, BMO Pyrford Global Strategic Return Fund, BMO Pyrford International Stock Fund, BMO Global Natural Resources Fund, BMO LGM Emerging Markets Equity Fund, BMO TCH Emerging Markets Bond Fund, BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, BMO Short-Term Income Fund, BMO Intermediate Tax-Free Fund, BMO Mortgage Income Fund, BMO TCH Intermediate Income Fund, BMO TCH Corporate Income Fund, BMO TCH Core Plus Bond Fund, BMO Monegy High Yield Bond Fund, BMO Multi-Asset Income Fund, BMO Government Money Market Fund, BMO Tax-Free Money Market Fund, and BMO Prime Money Market Fund, (each a series of BMO Funds, Inc., collectively referred to as the “Funds”) as of August 31, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through August 31, 2010 were audited by other auditors whose report dated October 21, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, WI

October 22, 2014

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds as of August 31, 2014. The address of each director is c/o BMO Funds, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. There are currently 47 separate portfolios or funds in the BMO Funds complex, of which 46 are registered as BMO Funds, Inc. and one is registered as BMO LGM Frontier Markets Equity Fund with the Securities and Exchange Commission. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 72	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	47	None
Ridge A. Braunschweig Age: 61	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	47	None
Benjamin M. Cutler Age: 69	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	47	None
John A. Lubs Age: 66	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	47	None
James Mitchell Age: 67	Independent Director	Since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001 to 2007.	47	None
Barbara J. Pope Age: 66	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	47	None
* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected.
Retirement for a director occurs no later than August 31 following his or her 75th birthday.

Directors and Officers of the Funds (continued)

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 57	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	47	None
Christopher B. Begy** Age: 60	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	47	None
* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected.
Retirement for a director occurs no later than August 31 following his or her 75th birthday.
** Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation and the
Adviser. Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO Financial Group.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 41	Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
John D. Boritzke Age: 58	Vice President	Elected by the Board annually; since October 2001	Managing Director of the Adviser, since 2012; Vice President of BMO Harris Bank N.A., since 2008; Senior Vice President of the Adviser, 2008 to 2012.
Stephen R. Oliver Age: 63	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; Chief Compliance Officer, since July 2008; and Anti-Money Laundering Officer, since January 2009	Vice President of BMO Harris Bank N.A., since March 2006, Vice President of BMO Investment Distributors, LLC (formerly M&I Distributors, LLC), since 2007.
Michele L. Racadio Age: 39	Secretary	Elected by the Board annually; since November 2012	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts

Approval of Continuation of Advisory and Subadvisory Agreements

During the reporting period, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (the “Adviser”) on behalf of each portfolio of the Corporation (each, a “Fund” and collectively, the “Funds”) and the continuation of sub-advisory agreements (each a “Subadvisory Agreement” and together, the “Subadvisory Agreements”) with: (i) Taplin, Canida & Habacht, LLC (“TCH”) on behalf of BMO TCH Emerging Markets Bond Fund, BMO TCH Corporate Income Fund and BMO TCH Core Plus Bond Fund; (ii) LGM Investments Limited (“LGM”) on behalf of BMO LGM Emerging Markets Equity Fund; (iii) Monegy, Inc. (“Monegy”) on behalf of BMO Monegy High Yield Bond Fund; and (iv) Pyrford International Ltd. (“Pyrford”) on behalf of BMO Pyrford Global Equity Fund, BMO Pyrford Global Strategic Return Fund and BMO Pyrford International Stock Fund, all for an additional year ending August 31, 2015. TCH, LGM, Monegy and Pyrford are referred to herein as a “Sub-Adviser” and collectively as the “Sub-Advisers.”

In connection with its consideration of the Advisory and Subadvisory Agreements, the Board requested and reviewed extensive information provided by the Adviser and the Sub-Advisers in response to requests of the Independent Directors and their independent legal counsel. At Board meetings held on July 8-9 and August 12-13, 2014, the Board met with management of the Adviser and discussed the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Advisers, as applicable. In evaluating the Advisory and Subadvisory Agreements, the Board members took into account their accumulated experience in working with the Adviser on matters related to the Funds and their ongoing review of information and discussions with the Funds’ portfolio managers throughout the year at Board meetings. The Independent Directors also met separately in executive session with their independent legal counsel to review and consider the information provided by the Adviser regarding the Advisory Agreement, and the information provided by the Sub-Advisers regarding the Subadvisory Agreements.

Based on their review, the Independent Directors and the full Board concluded that it was in the best interests of each Fund to approve the continuation of the Advisory and Subadvisory Agreements. In reaching its decision, the Board considered materials relevant to its review of the Advisory and Subadvisory Agreements, including copies of the Advisory and Subadvisory Agreements, the fees paid to the Adviser and to the Subadvisers, information regarding each Fund’s investment strategy, personnel, compliance program and operations, information regarding the Adviser’s and Subadvisers’ financial condition, and other information provided in response to the requirements of Section 15(c) of the Investment Company Act of 1940, as amended. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser and Sub-Advisers to the Funds, the Board reviewed information describing the resources and key personnel of the Adviser and Sub-Advisers, including the personnel who provide investment management services to the Funds. The Board reviewed information concerning the advisory functions performed for the Funds, as well as other services performed by the Adviser and Sub-Advisers, including managing the execution of portfolio transactions, monitoring adherence to the Funds’ investment restrictions, compliance with Fund policies and procedures and with applicable securities laws and regulations, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers.

Review of Fund Performance

The Board reviewed each Fund’s performance percentile rankings within its Lipper Inc. (“Lipper”) category through May 31, 2014, as provided by the Adviser.

With respect to the Funds that have investment performance histories of one year or less, each Fund ranked in one of the top two quartiles for performance as compared to its Lipper peer group in either the one-year of year-to-date periods, except for the BMO Monegy High Yield Bond Fund. The Board considered the limited performance history of these Funds and, with respect to the BMO Monegy High Yield Bond, considered the Adviser’s explanation that the Fund recently underperformed its peers due to its more conservative, high quality investment strategy as compared to its competitors, but believes that the Fund will produce competitive returns over full market cycles.

With respect to the Funds with performance histories of three years or more, the Board considered that each Fund’s performance history over the year-to-date and one-, three- and five-year (if available) periods was in one of the top two quartiles for performance as compared to its Lipper peer group in at least two of the periods, except for the BMO LGM Emerging Markets Equity Fund, BMO Ultra Short Tax-Free Fund (Class Y) and BMO Mortgage Income Fund. With respect to the BMO LGM Emerging Markets Equity Fund, the Board considered the Adviser’s assessment that the Fund was in the first quartile for the year-to-date period as compared to its peers and that the performance was attributable to actions taken consistent with the Fund’s investment mandates and that the portfolio managers continue to appropriately pursue their strategies. With respect to the Ultra Short Tax-Free Fund, the Board considered that Class I shares of the Fund were in the second quartile for the one- and three-year periods and that the Fund’s performance was within a reasonable range of the

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

median of its peer group for all periods reviewed. With respect to the BMO Mortgage Income Fund, the Board considered that Fund was in the second quartile for the five-year period and was within a reasonable range of the median of its peer group for most periods reviewed.

The Board determined that it was satisfied with each Fund’s performance and would continue to monitor the Funds’ performance results.

Costs of Services Provided and Profits Realized by the Adviser and Sub-Advisers

The Board reviewed information provided by the Adviser from Strategic Insight’s Simfund database comparing each Fund’s contractual advisory fee to the advisory fee of the comparable Morningstar, Inc. peer group. In addition, the Board reviewed information provided by the Adviser from Lipper comparing each Fund’s net expense ratio to the net expense ratio of the comparable Lipper peer group. The Board considered that the Adviser has agreed to contractual expense limitations for the Funds (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations. The Board also viewed favorably the Adviser’s money fund fee waivers to avoid a negative yield in the low rate environment. The Board also reviewed the management fees charged by the Adviser to its separate account clients. Although the average separate account fees for certain investment strategies were lower than the advisory fees for Funds with similar investment strategies, the Board noted management’s statements that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including management for daily liquidity, oversight of the Funds’ other service providers, Board support, regulatory compliance and additional efforts by the portfolio managers.

In reviewing the information, the Board noted that the advisory fees and net expense ratios (for each class) of each Fund were below or within an acceptable range of the median advisory fees and net expense ratios of their respective peer groups.

The Board considered the methodology used by the Adviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates, and particularly focused on the financial strength of the ultimate parent company of the Advisor and Sub-Advisers, the Bank of Montreal (“BMO”), and BMO’s commitment, financial and otherwise, to the global asset management business and the Funds.

The Board reviewed profitability information it received from the Adviser in connection with the services provided to each Fund and the Corporation as a whole. The materials provided in this regard showed, and the Directors acknowledged, that the Adviser experienced positive net margins with respect to certain Funds and did not experience positive net margins with respect to other Funds.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered each Fund’s fee structure, asset size and net expense ratio giving effect to each Fund’s Expense Limitation. The Board also considered the Adviser’s commitment to continue to evaluate advisory fee breakpoints in the future.

Other Benefits to the Adviser and Sub-Advisers

The Board considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees, custody fees, shareholder service fees, and securities lending revenue, and that the Adviser and Sub-Advisers engage in soft dollar arrangements in connection with equity security brokerage transactions for the Funds and/or other clients. The Board noted that, other than the services provided by the Adviser and Sub-Advisers pursuant to the Advisory and Subadvisory Agreements and the related fees to be paid by each Fund, the Adviser and Sub-Advisers therefore may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory and Subadvisory Agreements are fair and reasonable and that the approval of the continuation of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each applicable Fund.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.bmofunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1793

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

1-800-236-FUND (3863)

414-287-8555

www.bmofunds.com

BMO Investment Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

© 2014 BMO Financial Group	Investment Products are: Not FDIC Insured	No Bank Guarantee	May Lose Value

BMO Target Retirement & Target Risk Funds

Annual Report

August 31, 2014

Target Retirement Funds

BMO Target Retirement 2010 Fund

BMO Target Retirement 2015 Fund

BMO Target Retirement 2020 Fund

BMO Target Retirement 2025 Fund

BMO Target Retirement 2030 Fund

BMO Target Retirement 2035 Fund

BMO Target Retirement 2040 Fund

BMO Target Retirement 2045 Fund

BMO Target Retirement 2050 Fund

BMO Target Retirement 2055 Fund

Target Risk Funds

BMO Diversified Income Fund

BMO Moderate Balanced Fund

BMO Growth Balanced Fund

BMO Aggressive Allocation Fund

BMO Diversified Stock Fund

BMO Aggressive Stock Fund

Commentaries:
Target Retirement Funds Commentary	2
BMO Target Retirement 2010 Fund	3	BMO Target Retirement 2035 Fund	5
BMO Target Retirement 2015 Fund	3	BMO Target Retirement 2040 Fund	6
BMO Target Retirement 2020 Fund	4	BMO Target Retirement 2045 Fund	6
BMO Target Retirement 2025 Fund	4	BMO Target Retirement 2050 Fund	7
BMO Target Retirement 2030 Fund	5	BMO Target Retirement 2055 Fund	7
Target Risk Funds Commentary	8
BMO Diversified Income Fund	9	BMO Aggressive Allocation Fund	10
BMO Moderate Balanced Fund	9	BMO Diversified Stock Fund	11
BMO Growth Balanced Fund	10	BMO Aggressive Stock Fund	11

Financial Information

Expense Example			12

Schedules of Investments:
BMO Target Retirement 2010 Fund	15	BMO Target Retirement 2050 Fund	19
BMO Target Retirement 2015 Fund	15	BMO Target Retirement 2055 Fund	20
BMO Target Retirement 2020 Fund	16	BMO Diversified Income Fund	20
BMO Target Retirement 2025 Fund	16	BMO Moderate Balanced Fund	21
BMO Target Retirement 2030 Fund	17	BMO Growth Balanced Fund	21
BMO Target Retirement 2035 Fund	18	BMO Aggressive Allocation Fund	22
BMO Target Retirement 2040 Fund	18	BMO Diversified Stock Fund	23
BMO Target Retirement 2045 Fund	19	BMO Aggressive Stock Fund	23

Notes to Schedules of Investments			23
Statements of Assets and Liabilities			24
Statements of Operations			28
Statements of Changes in Net Assets			32
Financial Highlights			36
Notes to Financial Statements			40

Report of Independent Registered Public Accounting Firm			57

Directors and Officers of the Funds			58

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts			60

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report — Commentary	BMO Target Retirement Funds

Performance quoted reflects the period from August 30, 2013 (inception date for the BMO Target Retirement 2010, 2020, 2030, 2040 and 2050 Funds) through August 31, 2014

The markets posted solid gains fueled by improving economic data and accommodative monetary policy. The S&P 500® Stock Index rose 25.2%, outpacing the Russell 2000® Index return of 17.7%. Foreign markets were also strong as the developed market Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) gained 16.4%, while the Morgan Stanley Capital International Emerging Markets Index advanced 20.0%. The bond market continued to surprise most rate forecasters as the yield on the 10-year U.S. Treasury declined from 2.8% to 2.3% during the period resulting in a return of 5.7% for the Barclays U.S. Aggregate Bond Index.

The BMO Target Retirement Funds participated in the market gains and generally exceeded their respective benchmarks with returns ranging from 12.03% for the BMO Target Retirement 2010 Fund to 19.69% for the BMO Target Retirement 2050 Fund, for the fiscal year ended August 31, 2014. On the fixed income side, all of our core bond, high yield and emerging markets funds outpaced the Barclays U.S. Aggregate Bond Index. This helped offset the weaker results from Vanguard Short-Term Inflation-Protected Securities Index Fund (1%), PIMCO Unconstrained Bond Fund (3%) and Fidelity Advisor Floating Rate High Income Fund (4%) which were positioned more defensively for a rising rate environment which has yet to materialize. In large-cap equities, actively managed funds had a difficult time keeping pace with the Vanguard Institutional Index Fund (25%) as only 3 of 7 funds kept pace, led by Harbor Capital Appreciation Fund (29%) and T. Rowe Price Growth Stock Fund (27%). BMO Low Volatility Equity Fund (20%) and Davis New York Venture Fund (21%) were the biggest detractors. BMO Mid-Cap Value Fund (25%) and Vanguard Mid-Cap Index Fund (25%) led the charge in the mid- and small-cap arena while BMO Small-Cap Growth Fund (15%) and BMO Mid-Cap Growth Fund (19%) were the biggest laggards. Dodge & Cox International Stock Fund (27%) and DFA International Small Company Fund (20%) outpaced the MSCI EAFE Index while Harbor International Fund (13%) was the biggest detractor. Late in the period we initiated positions in Real Estate Investment Trusts (REIT) and commodities by adding the Vanguard REIT Index Fund and the Credit Suisse Commodity Return Fund to further diversify the portfolios.

This current bull market has entered year six, yet many investors remain skeptical and fixated on the negative headlines and what could go wrong rather than following a disciplined investment plan. We continue to follow our discipline and structure well diversified portfolios across the risk spectrum to meet the needs of our investors. We remain overweight in stocks with a focus on large-cap companies while underweight the mid- and small-cap sectors where valuations appear more stretched. On the fixed income side, we are complementing our core managers with a mix of high yield, emerging markets, floating rate and unconstrained managers to weather the likely rise in interest rates that lies ahead, as the economy gains momentum and the Federal Reserve unwinds their easy money policy.

2

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2010 Fund
Average annual total returns (%)						Expenses (%)*
	1-year	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	12.03	12.03	BTRYX	09658L125	8/30/2013	1.32	0.88
Institutional Class (I)	12.32	12.32	BTRIX	09658L158	8/30/2013	1.07	0.63
Retirement Class (R-3)	11.74	11.74	BTRRX	09658L141	8/30/2013	1.57	1.13
Retirement Class (R-6)	12.47	12.47	BTRTX	09658L133	8/30/2013	0.92	0.48
Standard & Poor’s Target Date 2010 Index	10.87	10.87
Lipper Mixed-Asset Target 2010 Funds Index	10.97	10.97

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	19.4
Mid-Cap Funds	4.7
Small-Cap Funds	2.2
International Funds	11.2
Fixed Income Funds	59.4
Alternative Funds	1.5
Other Assets & Liabilities, Net	1.6
Total	100.0

BMO Target Retirement 2015 Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	7.40	BRTAX	09658V750	12/27/2013	1.32	0.88
Institutional Class (I)	7.70	BRTBX	09658V743	12/27/2013	1.07	0.63
Retirement Class (R-3)	7.20	BRTCX	09658V735	12/27/2013	1.57	1.13
Retirement Class (R-6)	7.80	BRTDX	09658V727	12/27/2013	0.92	0.48
Standard & Poor’s Target Date 2015 Index	5.49
Lipper Mixed-Asset Target 2015 Funds Index	5.51

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	25.5
Mid-Cap Funds	7.0
Small-Cap Funds	3.2
International Funds	15.3
Fixed Income Funds	44.2
Alternative Funds	1.8
Other Assets & Liabilities, Net	3.0
Total	100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2014.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 27, 2013, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2015 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower. Gross expense ratios are based on estimated expenses for the current fiscal year because these are new funds.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indexes are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

3

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2020 Fund
Average annual total returns (%)						Expenses (%)*
	1-year	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	15.43	15.43	BTRDX	09658V404	8/30/2013	1.19	0.94
Institutional Class (I)	15.73	15.73	BTREX	09658V107	8/30/2013	0.94	0.69
Retirement Class (R-3)	15.23	15.23	BTRFX	09658V206	8/30/2013	1.44	1.19
Retirement Class (R-6)	15.98	15.98	BTRGX	09658V305	8/30/2013	0.79	0.54
Standard & Poor’s Target Date 2020 Index	14.16	14.16
Lipper Mixed-Asset Target 2020 Funds Index	13.89	13.89

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	30.1
Mid-Cap Funds	8.6
Small-Cap Funds	4.2
International Funds	18.2
Fixed Income Funds	35.5
Alternative Funds	2.2
Other Assets & Liabilities, Net	1.2
Total	100.0

BMO Target Retirement 2025 Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	7.80	BRTEX	09658V719	12/27/2013	1.19	0.94
Institutional Class (I)	8.00	BRTFX	09658V693	12/27/2013	0.94	0.69
Retirement Class (R-3)	7.60	BRTGX	09658V685	12/27/2013	1.44	1.19
Retirement Class (R-6)	8.10	BRTHX	09658V677	12/27/2013	0.79	0.54
Standard & Poor’s Target Date 2025 Index	5.73
Lipper Mixed-Asset Target 2025 Funds Index	6.47

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	33.3
Mid-Cap Funds	9.8
Small-Cap Funds	5.4
International Funds	20.7
Fixed Income Funds	25.8
Alternative Funds	2.5
Other Assets & Liabilities, Net	2.5
Total	100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2014.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 27, 2013, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2015 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower. Gross expense ratios are based on estimated expenses for the current fiscal year because these are new funds.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indexes are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

4

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2030 Fund
Average annual total returns (%)						Expenses (%)*
	1-year	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	18.26	18.26	BTRHX	09658V800	8/30/2013	1.28	1.01
Institutional Class (I)	18.55	18.55	BTRJX	09658V503	8/30/2013	1.03	0.76
Retirement Class (R-3)	17.98	17.98	BTRKX	09658V602	8/30/2013	1.53	1.26
Retirement Class (R-6)	18.70	18.70	BTRLX	09658V701	8/30/2013	0.88	0.61
Standard & Poor’s Target Date 2030 Index	16.48	16.48
Lipper Mixed-Asset Target 2030 Funds Index	17.12	17.12

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	37.0
Mid-Cap Funds	10.9
Small-Cap Funds	5.9
International Funds	23.0
Fixed Income Funds	19.0
Alternative Funds	3.0
Other Assets & Liabilities, Net	1.2
Total	100.0

BMO Target Retirement 2035 Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	7.10	BRTIX	09658V669	12/27/2013	1.28	1.01
Institutional Class (I)	7.20	BRTJX	09658V651	12/27/2013	1.03	0.76
Retirement Class (R-3)	6.80	BRTKX	09658V644	12/27/2013	1.53	1.26
Retirement Class (R-6)	7.30	BRTLX	09658V636	12/27/2013	0.88	0.61
Standard & Poor’s Target Date 2035 Index	6.12
Lipper Mixed-Asset Target 2035 Funds Index	7.05

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	40.4
Mid-Cap Funds	11.9
Small-Cap Funds	6.5
International Funds	25.1
Fixed Income Funds	10.5
Alternative Funds	3.2
Other Assets & Liabilities, Net	2.4
Total	100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2014.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 27, 2013, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2015 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower. Gross expense ratios are based on estimated expenses for the current fiscal year because these are new funds.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indexes are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

5

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2040 Fund
Average annual total returns (%)						Expenses (%)*
	1-year	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	19.81	19.81	BTRMX	09658V859	8/30/2013	1.40	1.01
Institutional Class (I)	20.10	20.10	BTRNX	09658V883	8/30/2013	1.15	0.76
Retirement Class (R-3)	19.42	19.42	BTRPX	09658V875	8/30/2013	1.65	1.26
Retirement Class (R-6)	20.26	20.26	BTRQX	09658V867	8/30/2013	1.00	0.61
Standard & Poor’s Target Date 2040 Index	18.27	18.27
Lipper Mixed-Asset Target 2040 Funds Index	18.59	18.59

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	43.2
Mid-Cap Funds	12.7
Small-Cap Funds	7.0
International Funds	26.8
Fixed Income Funds	5.7
Alternative Funds	3.3
Other Assets & Liabilities, Net	1.3
Total	100.0

BMO Target Retirement 2045 Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	8.40	BRTMX	09658V453	12/27/2013	1.40	1.01
Institutional Class (I)	8.60	BRTOX	09658V628	12/27/2013	1.15	0.76
Retirement Class (R-3)	8.20	BRTPX	09658V610	12/27/2013	1.65	1.26
Retirement Class (R-6)	8.70	BRTQX	09658V594	12/27/2013	1.00	0.61
Standard & Poor’s Target Date 2045 Index	6.32
Lipper Mixed-Asset Target 2045 Funds Index	7.27

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	43.1
Mid-Cap Funds	12.6
Small-Cap Funds	7.0
International Funds	26.8
Fixed Income Funds	4.7
Alternative Funds	3.3
Other Assets & Liabilities, Net	2.5
Total	100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2014.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 27, 2013, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2015 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower. Gross expense ratios are based on estimated expenses for the current fiscal year because these are new funds.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indexes are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

6

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2050 Fund
Average annual total returns (%)						Expenses (%)*
	1-year	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	19.69	19.69	BTRUX	09658V818	8/30/2013	1.89	1.01
Institutional Class (I)	19.98	19.98	BTRVX	09658V842	8/30/2013	1.64	0.76
Retirement Class (R-3)	19.40	19.40	BTRWX	09658V834	8/30/2013	2.14	1.26
Retirement Class (R-6)	20.24	20.24	BTRZX	09658V826	8/30/2013	1.49	0.61
Russell 3000® Index	24.74	24.74
Lipper Mixed-Asset Target 2050+ Funds Index	17.57	17.57

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	43.2
Mid-Cap Funds	12.6
Small-Cap Funds	7.0
International Funds	26.8
Fixed Income Funds	5.2
Alternative Funds	3.3
Other Assets & Liabilities, Net	1.9
Total	100.0

BMO Target Retirement 2055 Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	8.50	BRTRX	09658V586	12/27/2013	1.89	1.01
Institutional Class (I)	8.70	BRTSX	09658V578	12/27/2013	1.64	0.76
Retirement Class (R-3)	8.40	BRTTX	09658V560	12/27/2013	2.14	1.26
Retirement Class (R-6)	8.90	BRTUX	09658V552	12/27/2013	1.49	0.61
Russell 3000® Index	9.23
Lipper Mixed-Asset Target 2055+ Funds Index	7.42

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	42.9
Mid-Cap Funds	12.6
Small-Cap Funds	6.9
International Funds	26.6
Fixed Income Funds	4.2
Alternative Funds	3.3
Other Assets & Liabilities, Net	3.5
Total	100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2014.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 27, 2013, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2015 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower. Gross expense ratios are based on estimated expenses for the current fiscal year because these are new funds.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

7

Annual Report — Commentary	BMO Target Risk Funds

Performance quoted reflects the period from May 30, 2014 (since inception) through August 31, 2014

The domestic markets posted solid gains fueled by improving economic data and accommodative monetary policy. The S&P 500® Stock Index rose 4.7%, outpacing the Russell 2000® Index return of 3.9%. Foreign markets were more mixed as the developed market Morgan Stanley Capital International Europe, Australasia, Far East Index declined 1.1%, while the Morgan Stanley Capital International Emerging Markets Index surged 5.9%. The bond market continued to surprise most rate forecasters as the yield on the 10-year U.S. Treasury declined from 2.5% to 2.3% during the period resulting in a return of 0.9% for the Barclays U.S. Aggregate Bond Index.

The BMO Target Risk Funds participated in the market gains and generally performed in-line or exceeded their respective Lipper peer benchmarks with returns ranging from 1.40% for the most conservative BMO Diversified Income Fund to 3.60% for the BMO Diversified Stock Fund. On the fixed income side, our two core funds, BMO TCH Core Plus Bond Fund and PIMCO Total Return Fund posted solid results outpacing the Barclays U.S. Aggregate Bond Index. This helped offset the weaker results from Fidelity Advisor Floating Rate High Income Fund (1%) and PIMCO Unconstrained Bond Fund (1%) which are positioned more defensively for a rising rate environment which has yet to materialize. In large-cap equities, actively managed funds had a difficult time keeping pace with the Vanguard Institutional Index Fund (5%) as only 4 of 9 funds kept pace, led by Harbor Capital Appreciation Fund (7%) and BMO Large-Cap Growth Fund (6%). Vanguard Equity Income Fund (3%) and Davis New York Venture Fund (3%) were the biggest detractors. BMO Mid-Cap Value Fund (6%) and Vanguard Mid-Cap Index Fund (5%) led the charge in the mid- and small-cap arena while BMO Small-Cap Growth Fund (2%) and Goldman Sachs Small Cap Value Fund (3%) were the biggest detractors. On the international side 3 of our 4 developed market funds outpaced the index led by Dodge & Cox International Stock Fund (2%) while our emerging/frontier funds lagged their respective benchmark. Our alternatives allocation was mixed with the strong results from the Vanguard REIT Index Fund (4%) offset by the Credit Suisse Commodity Return Strategy Fund (-5%).

This current bull market has entered year six, yet many investors remain skeptical and fixated on the negative headlines and what could go wrong rather than following a disciplined investment plan. We continue to follow our discipline and structure well diversified portfolios across the risk spectrum to meet the needs of our investors. We remain overweight in stocks with a focus on large-cap companies while underweight the mid- and small-cap sectors where valuations appear more stretched. On the fixed income side, we are complementing our core managers with a mix of high yield, floating rate and unconstrained managers to weather the likely rise in interest rates that lies ahead, as the economy gains momentum and the Federal Reserve unwinds their easy money policy.

8

Annual Report — Commentary	BMO Target Risk Funds

BMO Diversified Income Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	1.40	BDVYX	09658L299	5/30/2014	1.05	0.88
Institutional Class (I)	1.50	BDVIX	09658L331	5/30/2014	0.80	0.63
Retirement Class (R-3)	1.40	BDVRX	09658L323	5/30/2014	1.30	1.13
Retirement Class (R-6)	1.50	BDVSX	09658L315	5/30/2014	0.65	0.48
Barclays U.S. Aggregate Bond Index	0.90
Lipper Mixed-Asset Target Allocation Conservative Funds Index	1.47

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	11.9
Mid-Cap Funds	2.8
Small-Cap Funds	1.8
International Funds	5.5
Fixed Income Funds	71.6
Alternative Funds	3.5
Other Assets & Liabilities, Net	2.9
Total	100.0

BMO Moderate Balanced Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	2.00	BMBYX	09658L166	5/30/2014	1.08	0.88
Institutional Class (I)	2.10	BMBHX	09658L190	5/30/2014	0.83	0.63
Retirement Class (R-3)	2.00	BMBQX	09658L182	5/30/2014	1.33	1.13
Retirement Class (R-6)	2.10	BMBTX	09658L174	5/30/2014	0.68	0.48
Barclays U.S. Aggregate Bond Index	0.90
Lipper Mixed-Asset Target Allocation Conservative Funds Index	1.47

Growth of an Assumed $10,000 Investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	23.0
Mid-Cap Funds	5.4
Small-Cap Funds	3.4
International Funds	10.6
Fixed Income Funds	48.9
Alternative Funds	3.5
Other Assets & Liabilities, Net	5.2
Total	100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2014.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 27, 2013, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2015 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower. Gross expense ratios are based on estimated expenses for the current fiscal year because these are new funds.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

9

Annual Report — Commentary	BMO Target Risk Funds

BMO Growth Balanced Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	2.60	BGRYX	09658L216	5/30/2014	1.07	0.94
Institutional Class (I)	2.60	BGRHX	09658L240	5/30/2014	0.82	0.69
Retirement Class (R-3)	2.50	BGRRX	09658L232	5/30/2014	1.32	1.19
Retirement Class (R-6)	2.70	BGRQX	09658L224	5/30/2014	0.67	0.54
Standard & Poor’s 500 Index	4.69
Lipper Mixed-Asset Target Allocation Moderate Funds Index	2.25

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	34.6
Mid-Cap Funds	8.1
Small-Cap Funds	5.1
International Funds	16.1
Fixed Income Funds	30.4
Alternative Funds	4.2
Other Assets & Liabilities, Net	1.5
Total	100.0

BMO Aggressive Allocation Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	3.10	BABYX	09658L380	5/30/2014	1.16	0.94
Institutional Class (I)	3.20	BABHX	09658L422	5/30/2014	0.91	0.69
Retirement Class (R-3)	3.00	BABRX	09658L414	5/30/2014	1.41	1.19
Retirement Class (R-6)	3.20	BABQX	09658L398	5/30/2014	0.76	0.54
Standard & Poor’s 500 Index	4.69
Lipper Mixed-Asset Target Allocation Moderate Index	2.25

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	45.8
Mid-Cap Funds	10.8
Small-Cap Funds	6.9
International Funds	21.3
Fixed Income Funds	9.6
Alternative Funds	4.5
Other Assets & Liabilities, Net	1.1
Total	100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2014.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 27, 2013, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2015 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower. Gross expense ratios are based on estimated expenses for the current fiscal year because these are new funds.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s 500 Index is an unmanaged index of large-cap common stocks.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

10

Annual Report — Commentary	BMO Target Risk Funds

BMO Diversified Stock Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	3.60	BDSYX	09658L257	5/30/2014	1.16	1.01
Institutional Class (I)	3.70	BDSHX	09658L281	5/30/2014	0.91	0.76
Retirement Class (R-3)	3.50	BDSRX	09658L273	5/30/2014	1.41	1.26
Retirement Class (R-6)	3.70	BDSQX	09658L265	5/30/2014	0.76	0.61
Standard & Poor’s 500 Index	4.69
Lipper Mixed-Asset Target Allocation Growth Funds Index	2.81

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	53.4
Mid-Cap Funds	12.6
Small-Cap Funds	8.0
International Funds	24.9
Other Assets & Liabilities, Net	1.1
Total	100.0

BMO Aggressive Stock Fund
Cumulative total returns (%)					Expenses (%)*
	Since inception	Ticker	Cusip	Inception date	Gross	Net
Investor Class (Y)	3.20	BASYX	09658L349	5/30/2014	1.31	1.01
Institutional Class (I)	3.30	BASHX	09658L372	5/30/2014	1.06	0.76
Retirement Class (R-3)	3.10	BASRX	09658L364	5/30/2014	1.56	1.26
Retirement Class (R-6)	3.30	BASQX	09658L356	5/30/2014	0.91	0.61
Standard & Poor’s 500 Index	4.69
Lipper Mixed-Asset Target Allocation Growth Funds Index	2.81

Growth of an assumed $10,000 investment

Portfolio sector allocation**
Sector	Fund (%)
Large-Cap Funds	31.0
Mid-Cap Funds	18.0
Small-Cap Funds	19.9
International Funds	29.9
Other Assets & Liabilities, Net	1.2
Total	100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2014.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 27, 2013, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2015 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower. Gross expense ratios are based on estimated expenses for the current fiscal year because these are new funds.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s 500 Index is an unmanaged index of large-cap common stocks.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

11

Expense Example (Unaudited)

For the Six Months Ended August 31, 2014

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2014 (3/1/14-8/31/14).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Investor				Institutional
Fund	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)	Expenses paid during period 3/1/14- 8/31/14(1)	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)	Expenses paid during period 3/1/14- 8/31/14(1)
2010 Fund
Actual	$1,000.00	$1,038.50	0.33%	$1.69	$1,000.00	$1,039.40	0.08%	$0.41
Hypothetical (5% return before expenses)	1,000.00	1,023.34	0.33	1.68	1,000.00	1,024.60	0.08	0.41
2015 Fund
Actual	1,000.00	1,052.90	0.33	1.70	1,000.00	1,055.90	0.08	0.40
Hypothetical (5% return before expenses)	1,000.00	1,023.35	0.33	1.67	1,000.00	1,024.61	0.08	0.39
2020 Fund
Actual	1,000.00	1,044.20	0.33	1.70	1,000.00	1,045.10	0.08	0.41
Hypothetical (5% return before expenses)	1,000.00	1,023.34	0.33	1.68	1,000.00	1,024.60	0.08	0.41
2025 Fund
Actual	1,000.00	1,054.80	0.33	1.71	1,000.00	1,054.70	0.08	0.39
Hypothetical (5% return before expenses)	1,000.00	1,023.33	0.33	1.69	1,000.00	1,024.62	0.08	0.39
2030 Fund
Actual	1,000.00	1,048.80	0.37	1.91	1,000.00	1,050.60	0.12	0.62
Hypothetical (5% return before expenses)	1,000.00	1,023.14	0.37	1.89	1,000.00	1,024.39	0.12	0.61
2035 Fund
Actual	1,000.00	1,052.10	0.37	1.92	1,000.00	1,053.00	0.12	0.65
Hypothetical (5% return before expenses)	1,000.00	1,023.13	0.37	1.89	1,000.00	1,024.37	0.12	0.64
2040 Fund
Actual	1,000.00	1,051.90	0.36	1.86	1,000.00	1,053.70	0.11	0.57
Hypothetical (5% return before expenses)	1,000.00	1,023.18	0.36	1.84	1,000.00	1,024.44	0.11	0.56
2045 Fund
Actual	1,000.00	1,062.70	0.36	1.88	1,000.00	1,064.70	0.11	0.60
Hypothetical (5% return before expenses)	1,000.00	1,023.18	0.36	1.84	1,000.00	1,024.42	0.11	0.59
2050 Fund
Actual	1,000.00	1,051.90	0.36	1.86	1,000.00	1,052.70	0.11	0.57
Hypothetical (5% return before expenses)	1,000.00	1,023.18	0.36	1.84	1,000.00	1,024.44	0.11	0.56

(See Notes which are an integral part of the Financial Statements)

12

Expense Example (Unaudited) (continued)

	Investor						Institutional
Fund	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)		Expenses paid during period 3/1/14- 8/31/14(1)		Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)		Expenses paid during period 3/1/14- 8/31/14(1)
2055 Fund
Actual	$1,000.00	$1,062.70	0.36%		$1.88		$1,000.00	$1,064.60	0.11%		$0.57
Hypothetical (5% return before expenses)	1,000.00	1,023.18	0.36		1.85		1,000.00	1,024.45	0.11		0.56
Diversified Income Fund
Actual	1,000.00	1,014.00	0.33	(2)	0.84	(2)	1,000.00	1,015.00	0.08	(2)	0.20	(2)
Hypothetical (5% return before expenses)	1,000.00	1,023.34	0.33	(3)	1.68	(3)	1,000.00	1,024.60	0.08	(3)	0.41	(3)
Moderate Balanced Fund
Actual	1,000.00	1,020.00	0.30	(2)	0.77	(2)	1,000.00	1,021.00	0.05	(2)	0.13	(2)
Hypothetical (5% return before expenses)	1,000.00	1,023.48	0.30	(3)	1.53	(3)	1,000.00	1,024.75	0.05	(3)	0.25	(3)
Growth Balanced Fund
Actual	1,000.00	1,026.00	0.33	(2)	0.84	(2)	1,000.00	1,026.00	0.08	(2)	0.20	(2)
Hypothetical (5% return before expenses)	1,000.00	1,023.34	0.33	(3)	1.68	(3)	1,000.00	1,024.60	0.08	(3)	0.41	(3)
Aggressive Allocation Fund
Actual	1,000.00	1,031.00	0.30	(2)	0.77	(2)	1,000.00	1,032.00	0.05	(2)	0.13	(2)
Hypothetical (5% return before expenses)	1,000.00	1,023.49	0.30	(3)	1.53	(3)	1,000.00	1,024.75	0.05	(3)	0.25	(3)
Diversified Stock Fund
Actual	1,000.00	1,036.00	0.36	(2)	0.92	(2)	1,000.00	1,037.00	0.11	(2)	0.28	(2)
Hypothetical (5% return before expenses)	1,000.00	1,023.19	0.36	(3)	1.83	(3)	1,000.00	1,024.45	0.11	(3)	0.56	(3)
Aggressive Stock Fund
Actual	1,000.00	1,032.00	0.21	(2)	0.54	(2)	1,000.00	1,033.00	0.00	(2)	0.00	(2)
Hypothetical (5% return before expenses)	1,000.00	1,023.94	0.21	(3)	1.07	(3)	1,000.00	1,025.00	0.00	(3)	0.00	(3)

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2014 through August 31, 2014, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	Expenses are equal to the Funds’ annualized expense ratios for the period May 30, 2014 (inception date) through August 31, 2014, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the partial period).
(3)	Expenses are equal to the Funds’ annualized expense ratios for the period May 30, 2014 (inception date) through August 31, 2014, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Retirement Class R-3						Retirement Class R-6
Fund	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)		Expenses paid during period 3/1/14- 8/31/14(1)		Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)		Expenses paid during period 3/1/14- 8/31/14(1)
2010 Fund
Actual	$1,000.00	$1,036.70	0.58%		$2.99		$1,000.00	$1,040.40	0.00%		$0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.58		2.96		1,000.00	1,025.00	0.00		0.00
2015 Fund
Actual	1,000.00	1,051.00	0.58		3.00		1,000.00	1,055.80	0.00		0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.58		2.96		1,000.00	1,025.00	0.00		0.00
2020 Fund
Actual	1,000.00	1,043.30	0.58		2.99		1,000.00	1,046.90	0.00		0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.58		2.96		1,000.00	1,025.00	0.00		0.00
2025 Fund
Actual	1,000.00	1,051.80	0.58		3.02		1,000.00	1,055.70	0.00		0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.05	0.58		2.98		1,000.00	1,025.00	0.00		0.00
2030 Fund
Actual	1,000.00	1,047.90	0.62		3.20		1,000.00	1,050.50	0.00		0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.62		3.16		1,000.00	1,025.00	0.00		0.00
2035 Fund
Actual	1,000.00	1,049.10	0.62		3.22		1,000.00	1,053.00	0.00		0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.85	0.62		3.18		1,000.00	1,025.00	0.00		0.00
2040 Fund
Actual	1,000.00	1,050.20	0.61		3.16		1,000.00	1,053.70	0.00		0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.61		3.11		1,000.00	1,025.00	0.00		0.00
2045 Fund
Actual	1,000.00	1,061.80	0.61		3.20		1,000.00	1,064.70	0.00		0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.61		3.13		1,000.00	1,025.00	0.00		0.00
2050 Fund
Actual	1,000.00	1,050.10	0.61		3.15		1,000.00	1,054.50	0.00		0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.61		3.11		1,000.00	1,025.00	0.00		0.00
2055 Fund
Actual	1,000.00	1,062.70	0.61		3.17		1,000.00	1,066.60	0.00		0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.61		3.11		1,000.00	1,025.00	0.00		0.00
Diversified Income Fund
Actual	1,000.00	1,014.00	0.58	(2)	1.47	(2)	1,000.00	1,015.00	0.00	(2)	0.00	(2)
Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.58	(3)	2.95	(3)	1,000.00	1,025.00	0.00	(3)	0.00	(3)

(See Notes which are an integral part of the Financial Statements)

13

Expense Example (Unaudited) (continued)

	Retirement Class R-3						Retirement Class R-6
Fund	Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)		Expenses paid during period 3/1/14- 8/31/14(1)		Beginning account value 3/1/14	Ending account value 8/31/14	Annualized Expense Ratio(1)		Expenses paid during period 3/1/14- 8/31/14(1)
Moderate Balanced Fund
Actual	$1,000.00	$1,020.00	0.55	%(2)	$1.40	(2)	$1,000.00	$1,021.00	0.00	%(2)	$0.00	(2)
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	(3)	2.80	(3)	1,000.00	1,025.00	0.00	(3)	0.00	(3)
Growth Balanced Fund
Actual	1,000.00	1,025.00	0.58	(2)	1.48	(2)	1,000.00	1,027.00	0.00	(2)	0.00	(2)
Hypothetical (5% return before expenses)	1,000.00	1,022.08	0.58	(3)	2.95	(3)	1,000.00	1,025.00	0.00	(3)	0.00	(3)
Aggressive Allocation Fund
Actual	1,000.00	1,030.00	0.55	(2)	1.41	(2)	1,000.00	1,032.00	0.00	(2)	0.00	(2)
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	(3)	2.80	(3)	1,000.00	1,025.00	0.00	(3)	0.00	(3)
Diversified Stock Fund
Actual	1,000.00	1,035.00	0.61	(2)	1.56	(2)	1,000.00	1,037.00	0.00	(2)	0.00	(2)
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.61	(3)	3.11	(3)	1,000.00	1,025.00	0.00	(3)	0.00	(3)
Aggressive Stock Fund
Actual	1,000.00	1,031.00	0.46	(2)	1.18	(2)	1,000.00	1,033.00	0.00	(2)	0.00	(2)
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.46	(3)	2.34	(3)	1,000.00	1,025.00	0.00	(3)	0.00	(3)

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2014 through August 31, 2014, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	Expenses are equal to the Funds’ annualized expense ratios for the period May 30, 2014 (inception date) through August 31, 2014, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the partial period).
(3)	Expenses are equal to the Funds’ annualized expense ratios for the period May 30, 2014 (inception date) through August 31, 2014, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(See Notes which are an integral part of the Financial Statements)

14

August 31, 2014

Schedules of Investments	BMO Funds

2010 Fund

Description	Shares	Value
Mutual Funds — 98.4%

Large-Cap Funds — 19.4%
BMO Dividend Income Fund (2)	68,050	$974,477
BMO Large-Cap Value Fund (2)	47,890	817,009
BMO Low Volatility Equity Fund (2)	44,536	588,766
Davis New York Venture Fund	4,729	194,087
Harbor Capital Appreciation Fund	9,481	581,854
T Rowe Price Growth Stock Fund	10,402	580,979
Vanguard Equity Income Fund	14,600	976,734
Vanguard Institutional Index Fund	8,637	1,591,447

Total Large-Cap Funds		6,305,353

Mid-Cap Funds — 4.7%
BMO Mid-Cap Growth Fund (2)	17,248	420,327
BMO Mid-Cap Value Fund (2)	33,243	586,074
Vanguard Mid-Cap Index Fund	15,720	521,102

Total Mid-Cap Funds		1,527,503

Small-Cap Funds — 2.2%
BMO Micro-Cap Fund (1)(2)	8,447	97,311
BMO Small-Cap Growth Fund (2)	11,392	259,165
Goldman Sachs Small Cap Value Fund	6,075	357,189

Total Small-Cap Funds		713,665

International Funds — 11.2%
BMO LGM Emerging Markets Equity Fund (2)	40,822	584,976
BMO LGM Frontier Markets Equity Fund (1)(2)	12,900	134,934
BMO Pyrford International Stock Fund (2)	73,887	970,876
DFA International Small Company Portfolio	4,788	95,275
Dodge & Cox International Stock Fund	19,990	939,352
Harbor International Fund	12,568	903,606

Total International Funds		3,629,019

Fixed Income Funds — 59.4%
BMO Monegy High Yield Fund (2)	55,882	583,404
BMO TCH Core Plus Bond Fund (2)	640,256	7,644,654
Federated Institutional High-Yield Bond Fund	56,477	583,404
Fidelity Advisor Floating Rate High Income Fund	117,503	1,166,808
PIMCO Total Return Fund	341,949	3,758,018
PIMCO Unconstrained Bond Fund	188,830	2,137,559
TCW Emerging Markets Income Fund	92,594	807,424
Vanguard Short-Term Inflation-Protected Securities Index Fund	64,799	1,620,611
Vanguard Short-Term Investment Grade Fund	90,450	972,340

Total Fixed Income Funds		19,274,222

Alternative Funds — 1.5%
Credit Suisse Commodity Return Strategy Fund (1)	44,432	323,018
Vanguard REIT Index Fund	9,611	162,621

Total Alternative Funds		485,639

Total Mutual Funds (identified cost $26,272,323)		31,935,401

Description	Shares	Value
Short-Term Investments — 1.4%

Mutual Funds — 1.4%
BMO Prime Money Market Fund, Class I, 0.010% (2)	464,442	$464,442

Total Short-Term Investments (identified cost $464,442)		464,442

Total Investments — 99.8% (identified cost $26,736,765)		32,399,843
Other Assets and Liabilities — 0.2%		62,195

Total Net Assets — 100.0%		$32,462,038

2015 Fund

Description	Shares	Value
Mutual Funds — 97.0%

Large-Cap Funds — 25.5%
BMO Dividend Income Fund (2)	1,292	$18,502
BMO Large-Cap Value Fund (2)	1,158	19,761
BMO Low Volatility Equity Fund (2)	982	12,978
Davis New York Venture Fund	164	6,726
Harbor Capital Appreciation Fund	269	16,495
T Rowe Price Growth Stock Fund	295	16,470
Vanguard Equity Income Fund	276	18,456
Vanguard Institutional Index Fund	256	47,258

Total Large-Cap Funds		156,646

Mid-Cap Funds — 7.0%
BMO Mid-Cap Growth Fund (2)	527	12,837
BMO Mid-Cap Value Fund (2)	872	15,381
Vanguard Mid-Cap Index Fund	446	14,771

Total Mid-Cap Funds		42,989

Small-Cap Funds — 3.2%
BMO Micro-Cap Fund (1)(2)	205	2,366
BMO Small-Cap Growth Fund (2)	350	7,959
Goldman Sachs Small Cap Value Fund	157	9,205

Total Small-Cap Funds		19,530

International Funds — 15.3%
BMO LGM Emerging Markets Equity Fund (2)	1,113	15,945
BMO LGM Frontier Markets Equity Fund (1)(2)	292	3,051
BMO Pyrford International Stock Fund (2)	1,768	23,238
DFA International Small Company Portfolio	150	2,978
Dodge & Cox International Stock Fund	521	24,481
Harbor International Fund	331	23,779

Total International Funds		93,472

Fixed Income Funds — 44.2%
BMO Monegy High Yield Fund (2)	821	8,575
BMO TCH Core Plus Bond Fund (2)	9,666	115,417
Federated Institutional High-Yield Bond Fund	830	8,575
Fidelity Advisor Floating Rate High Income Fund	1,665	16,537
PIMCO Total Return Fund	5,136	56,446
PIMCO Unconstrained Bond Fund	2,703	30,601
TCW Emerging Markets Income Fund	1,400	12,205
Vanguard Short-Term Inflation-Protected Securities Index Fund	906	22,663

Total Fixed Income Funds		271,019

(See Notes which are an integral part of the Financial Statements)

15

August 31, 2014

Schedules of Investments

2015 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Alternative Funds — 1.8%
Credit Suisse Commodity Return Strategy Fund (1)	1,015	$7,380
Vanguard REIT Index Fund	218	3,697

Total Alternative Funds		11,077

Total Mutual Funds (identified cost $582,744)		594,733

Short-Term Investments — 3.0%

Mutual Funds — 3.0%
BMO Prime Money Market Fund, Class I, 0.010% (2)	18,590	18,590

Total Short-Term Investments (identified cost $18,590)		18,590

Total Investments — 100.0% (identified cost $601,334)		613,323
Other Assets and Liabilities — 0.0%		41

Total Net Assets — 100.0%		$613,364

2020 Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 30.1%
BMO Dividend Income Fund (2)	247,499	$3,544,190
BMO Large-Cap Value Fund (2)	291,201	4,967,888
BMO Low Volatility Equity Fund (2)	266,913	3,528,590
Davis New York Venture Fund	37,106	1,522,832
Harbor Capital Appreciation Fund	55,683	3,417,281
T Rowe Price Growth Stock Fund	61,047	3,409,472
Vanguard Equity Income Fund	52,844	3,535,239
Vanguard Institutional Index Fund	62,640	11,541,978

Total Large-Cap Funds		35,467,470

Mid-Cap Funds — 8.6%
BMO Mid-Cap Growth Fund (2)	129,698	3,160,729
BMO Mid-Cap Value Fund (2)	193,850	3,417,584
Vanguard Mid-Cap Index Fund	106,680	3,536,429

Total Mid-Cap Funds		10,114,742

Small-Cap Funds — 4.2%
BMO Micro-Cap Fund (1)(2)	50,951	586,957
BMO Small-Cap Growth Fund (2)	92,776	2,110,646
Goldman Sachs Small Cap Value Fund	37,977	2,233,059

Total Small-Cap Funds		4,930,662

International Funds — 18.2%
BMO LGM Emerging Markets Equity Fund (2)	278,717	3,994,019
BMO LGM Frontier Markets Equity Fund (1)(2)	69,109	722,881
BMO Pyrford International Stock Fund (2)	401,135	5,270,909
DFA International Small Company Portfolio	35,330	703,058
Dodge & Cox International Stock Fund	114,769	5,392,987
Harbor International Fund	75,076	5,397,974

Total International Funds		21,481,828

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds — 35.5%
BMO Monegy High Yield Fund (2)	123,604	$1,290,428
BMO TCH Core Plus Bond Fund (2)	1,487,129	17,756,318
Federated Institutional High-Yield Bond Fund	124,920	1,290,428
Fidelity Advisor Floating Rate High Income Fund	259,905	2,580,856
PIMCO Total Return Fund	801,976	8,813,720
PIMCO Unconstrained Bond Fund	414,211	4,688,865
TCW Emerging Markets Income Fund	214,474	1,870,212
Vanguard Short-Term Inflation-Protected Securities Index Fund	140,724	3,519,496

Total Fixed Income Funds		41,810,323

Alternative Funds — 2.2%
Credit Suisse Commodity Return Strategy Fund (1)	243,047	1,766,954
Vanguard REIT Index Fund	48,821	826,056

Total Alternative Funds		2,593,010

Total Mutual Funds (identified cost $89,975,064)		116,398,035

Short-Term Investments — 1.1%

Mutual Funds — 1.1%
BMO Prime Money Market Fund, Class I, 0.010% (2)	1,261,578	1,261,578

Total Short-Term Investments (identified cost $1,261,578)		1,261,578

Total Investments — 99.9% (identified cost $91,236,642)		117,659,613
Other Assets and Liabilities — 0.1%		171,005

Total Net Assets — 100.0%		$117,830,618

2025 Fund

Description	Shares	Value
Mutual Funds — 97.5%

Large-Cap Funds — 33.3%
BMO Dividend Income Fund (2)	3,240	$46,404
BMO Large-Cap Value Fund (2)	4,474	76,332
BMO Low Volatility Equity Fund (2)	3,141	41,520
Davis New York Venture Fund	761	31,215
Harbor Capital Appreciation Fund	1,043	64,023
T Rowe Price Growth Stock Fund	1,145	63,927
Vanguard Equity Income Fund	667	44,638
Vanguard Institutional Index Fund	994	183,062

Total Large-Cap Funds		551,121

Mid-Cap Funds — 9.8%
BMO Mid-Cap Growth Fund (2)	2,089	50,920
BMO Mid-Cap Value Fund (2)	3,095	54,560
Vanguard Mid-Cap Index Fund	1,696	56,229

Total Mid-Cap Funds		161,709

Small-Cap Funds — 5.4%
BMO Micro-Cap Fund (1)(2)	858	9,883
BMO Small-Cap Growth Fund (2)	1,736	39,483
Goldman Sachs Small Cap Value Fund	673	39,574

Total Small-Cap Funds		88,940

International Funds — 20.7%
BMO LGM Emerging Markets Equity Fund (2)	4,600	65,920

(See Notes which are an integral part of the Financial Statements)

16

BMO Funds

2025 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

International Funds (continued)
BMO LGM Frontier Markets Equity Fund (1)(2)	1,254	$13,116
BMO Pyrford International Stock Fund (2)	6,253	82,163
DFA International Small Company Portfolio	661	13,152
Dodge & Cox International Stock Fund	1,855	87,167
Harbor International Fund	1,139	81,927

Total International Funds		343,445

Fixed Income Funds — 25.8%
BMO Monegy High Yield Fund (2)	1,261	13,167
BMO TCH Core Plus Bond Fund (2)	15,336	183,111
Federated Institutional High-Yield Bond Fund	1,275	13,167
Fidelity Advisor Floating Rate High Income Fund	2,652	26,333
PIMCO Total Return Fund	8,251	90,677
PIMCO Unconstrained Bond Fund	4,213	47,693
TCW Emerging Markets Income Fund	2,257	19,677
Vanguard Short-Term Inflation-Protected Securities Index Fund	1,382	34,564

Total Fixed Income Funds		428,389

Alternative Funds — 2.5%
Credit Suisse Commodity Return Strategy Fund (1)	3,864	28,094
Vanguard REIT Index Fund	783	13,244

Total Alternative Funds		41,338

Total Mutual Funds (identified cost $1,563,536)		1,614,942

Short-Term Investments — 2.0%

Mutual Funds — 2.0%
BMO Prime Money Market Fund, Class I, 0.010% (2)	33,092	33,092

Total Short-Term Investments (identified cost $33,092)		33,092

Total Investments — 99.5% (identified cost $1,596,628)		1,648,034
Other Assets and Liabilities — 0.5%		8,980

Total Net Assets — 100.0%		$1,657,014

2030 Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 37.0%
BMO Dividend Income Fund (2)	217,334	$3,112,225
BMO Large-Cap Value Fund (2)	329,119	5,614,766
BMO Low Volatility Equity Fund (2)	234,932	3,105,806
Davis New York Venture Fund	62,582	2,568,366
Harbor Capital Appreciation Fund	74,915	4,597,532
T Rowe Price Growth Stock Fund	82,196	4,590,644
Vanguard Equity Income Fund	46,677	3,122,675
Vanguard Institutional Index Fund	71,122	13,104,938

Total Large-Cap Funds		39,816,952

Mid-Cap Funds — 10.9%
BMO Mid-Cap Growth Fund (2)	149,248	3,637,172
BMO Mid-Cap Value Fund (2)	225,996	3,984,303

Description	Shares	Value
Mutual Funds (continued)

Mid-Cap Funds (continued)
Vanguard Mid-Cap Index Fund	123,475	$4,093,189

Total Mid-Cap Funds		11,714,664

Small-Cap Funds — 5.9%
BMO Micro-Cap Fund (1)(2)	72,640	836,814
BMO Small-Cap Growth Fund (2)	122,457	2,785,903
Goldman Sachs Small Cap Value Fund	47,446	2,789,817

Total Small-Cap Funds		6,412,534

International Funds — 23.0%
BMO LGM Emerging Markets Equity Fund (2)	326,999	4,685,900
BMO LGM Frontier Markets Equity Fund (1)(2)	94,223	985,573
BMO Pyrford International Stock Fund (2)	439,852	5,779,657
DFA International Small Company Portfolio	48,423	963,625
Dodge & Cox International Stock Fund	134,506	6,320,444
Harbor International Fund	83,118	5,976,152

Total International Funds		24,711,351

Fixed Income Funds — 19.0%
BMO Monegy High Yield Fund (2)	61,607	643,178
BMO TCH Core Plus Bond Fund (2)	737,923	8,810,801
Federated Institutional High-Yield Bond Fund	62,263	643,178
Fidelity Advisor Floating Rate High Income Fund	118,747	1,179,160
PIMCO Total Return Fund	390,841	4,295,341
PIMCO Unconstrained Bond Fund	198,707	2,249,362
TCW Emerging Markets Income Fund	110,224	961,155
Vanguard Short-Term Inflation-Protected Securities Index Fund	64,297	1,608,057

Total Fixed Income Funds		20,390,232

Alternative Funds — 3.0%
Credit Suisse Commodity Return Strategy Fund (1)	296,118	2,152,778
Vanguard REIT Index Fund	63,729	1,078,299

Total Alternative Funds		3,231,077

Total Mutual Funds (identified cost $79,614,830)		106,276,810

Short-Term Investments — 0.9%

Mutual Funds — 0.9%
BMO Prime Money Market Fund, Class I, 0.010% (2)	948,046	948,046

Total Short-Term Investments (identified cost $948,046)		948,046

Total Investments — 99.7% (identified cost $80,562,876)		107,224,856
Other Assets and Liabilities — 0.3%		278,024

Total Net Assets — 100.0%		$107,502,880

(See Notes which are an integral part of the Financial Statements)

17

August 31, 2014

Schedules of Investments

2035 Fund

Description	Shares	Value
Mutual Funds — 97.6%

Large-Cap Funds — 40.4%
BMO Dividend Income Fund (2)	3,473	$49,727
BMO Large-Cap Value Fund (2)	5,208	88,843
BMO Low Volatility Equity Fund (2)	3,768	49,817
Davis New York Venture Fund	1,019	41,822
Harbor Capital Appreciation Fund	1,160	71,190
T Rowe Price Growth Stock Fund	1,273	71,083
Vanguard Equity Income Fund	745	49,874
Vanguard Institutional Index Fund	1,120	206,336

Total Large-Cap Funds		628,692

Mid-Cap Funds — 11.9%
BMO Mid-Cap Growth Fund (2)	2,415	58,843
BMO Mid-Cap Value Fund (2)	3,526	62,156
Vanguard Mid-Cap Index Fund	1,928	63,923

Total Mid-Cap Funds		184,922

Small-Cap Funds — 6.5%
BMO Micro-Cap Fund (1)(2)	1,213	13,977
BMO Small-Cap Growth Fund (2)	1,909	43,426
Goldman Sachs Small Cap Value Fund	740	43,527

Total Small-Cap Funds		100,930

International Funds — 25.1%
BMO LGM Emerging Markets Equity Fund (2)	5,173	74,123
BMO LGM Frontier Markets Equity Fund (1)(2)	1,478	15,456
BMO Pyrford International Stock Fund (2)	6,927	91,019
DFA International Small Company Portfolio	779	15,499
Dodge & Cox International Stock Fund	2,098	98,580
Harbor International Fund	1,326	95,320

Total International Funds		389,997

Fixed Income Funds — 10.5%
BMO Monegy High Yield Fund (2)	446	4,655
BMO TCH Core Plus Bond Fund (2)	5,970	71,285
Federated Institutional High-Yield Bond Fund	451	4,655
Fidelity Advisor Floating Rate High Income Fund	938	9,309
PIMCO Total Return Fund	3,253	35,747
PIMCO Unconstrained Bond Fund	1,643	18,604
TCW Emerging Markets Income Fund	887	7,730
Vanguard Short-Term Inflation-Protected Securities Index Fund	496	12,414

Total Fixed Income Funds		164,399

Alternative Funds — 3.2%
Credit Suisse Commodity Return Strategy Fund (1)	4,500	32,718
Vanguard REIT Index Fund	1,015	17,168

Total Alternative Funds		49,886

Total Mutual Funds (identified cost $1,464,616)		1,518,826

Short-Term Investments — 2.0%

Mutual Funds — 2.0%
BMO Prime Money Market Fund, Class I, 0.010% (2)	30,479	30,479

Total Short-Term Investments (identified cost $30,479)		30,479

Total Investments — 99.6% (identified cost $1,495,095)		1,549,305
Other Assets and Liabilities — 0.4%		6,315

Total Net Assets — 100.0%		$1,555,620

2040 Fund

Description	Shares	Value
Mutual Funds — 98.7%

Large-Cap Funds — 43.2%
BMO Dividend Income Fund (2)	168,343	$2,410,670
BMO Large-Cap Value Fund (2)	261,118	4,454,670
BMO Low Volatility Equity Fund (2)	182,736	2,415,768
Davis New York Venture Fund	52,938	2,172,565
Harbor Capital Appreciation Fund	59,284	3,638,233
T Rowe Price Growth Stock Fund	64,994	3,629,906
Vanguard Equity Income Fund	35,944	2,404,653
Vanguard Institutional Index Fund	56,415	10,394,956

Total Large-Cap Funds		31,521,421

Mid-Cap Funds — 12.7%
BMO Mid-Cap Growth Fund (2)	121,793	2,968,106
BMO Mid-Cap Value Fund (2)	177,302	3,125,837
Vanguard Mid-Cap Index Fund	94,553	3,134,441

Total Mid-Cap Funds		9,228,384

Small-Cap Funds — 7.0%
BMO Micro-Cap Fund (1)(2)	63,025	726,045
BMO Small-Cap Growth Fund (2)	95,617	2,175,278
Goldman Sachs Small Cap Value Fund	37,081	2,180,346

Total Small-Cap Funds		5,081,669

International Funds — 26.8%
BMO LGM Emerging Markets Equity Fund (2)	258,349	3,702,140
BMO LGM Frontier Markets Equity Fund (1)(2)	77,984	815,715
BMO Pyrford International Stock Fund (2)	341,761	4,490,735
DFA International Small Company Portfolio	43,538	866,399
Dodge & Cox International Stock Fund	104,911	4,929,763
Harbor International Fund	66,294	4,766,547

Total International Funds		19,571,299

Fixed Income Funds — 5.7%
BMO Monegy High Yield Fund (2)	13,897	145,084
BMO TCH Core Plus Bond Fund (2)	146,169	1,745,261
Federated Institutional High-Yield Bond Fund	14,045	145,084
Fidelity Advisor Floating Rate High Income Fund	29,221	290,168
PIMCO Total Return Fund	79,347	872,021
PIMCO Unconstrained Bond Fund	38,416	434,871
TCW Emerging Markets Income Fund	24,852	216,708
Vanguard Short-Term Inflation-Protected Securities Index Fund	11,603	290,197

Total Fixed Income Funds		4,139,394

Alternative Funds — 3.3%
Credit Suisse Commodity Return Strategy Fund (1)	220,431	1,602,532
Vanguard REIT Index Fund	47,440	802,680

Total Alternative Funds		2,405,212

Total Mutual Funds (identified cost $51,773,839)		71,947,379

(See Notes which are an integral part of the Financial Statements)

18

BMO Funds

2040 Fund (continued)

Description	Shares	Value
Short-Term Investments — 1.1%

Mutual Funds — 1.1%
BMO Prime Money Market Fund, Class I, 0.010% (2)	752,478	$752,478

Total Short-Term Investments (identified cost $752,478)		752,478

Total Investments — 99.8% (identified cost $52,526,317)		72,699,857
Other Assets and Liabilities — 0.2%		180,890

Total Net Assets — 100.0%		$72,880,747

2045 Fund

Description	Shares	Value
Mutual Funds — 97.5%

Large-Cap Funds — 43.1%
BMO Dividend Income Fund (2)	2,429	$34,789
BMO Large-Cap Value Fund (2)	3,774	64,389
BMO Low Volatility Equity Fund (2)	2,637	34,862
Davis New York Venture Fund	764	31,354
Harbor Capital Appreciation Fund	856	52,548
T Rowe Price Growth Stock Fund	939	52,428
Vanguard Equity Income Fund	519	34,703
Vanguard Institutional Index Fund	814	150,017

Total Large-Cap Funds		455,090

Mid-Cap Funds — 12.6%
BMO Mid-Cap Growth Fund (2)	1,758	42,839
BMO Mid-Cap Value Fund (2)	2,565	45,222
Vanguard Mid-Cap Index Fund	1,365	45,235

Total Mid-Cap Funds		133,296

Small-Cap Funds — 7.0%
BMO Micro-Cap Fund (1)(2)	910	10,479
BMO Small-Cap Growth Fund (2)	1,380	31,394
Goldman Sachs Small Cap Value Fund	535	31,467

Total Small-Cap Funds		73,340

International Funds — 26.8%
BMO LGM Emerging Markets Equity Fund (2)	3,716	53,244
BMO LGM Frontier Markets Equity Fund (1)(2)	1,156	12,092
BMO Pyrford International Stock Fund (2)	4,932	64,808
DFA International Small Company Portfolio	631	12,549
Dodge & Cox International Stock Fund	1,514	71,142
Harbor International Fund	961	69,074

Total International Funds		282,909

Fixed Income Funds — 4.7%
BMO Monegy High Yield Fund (2)	201	2,094
BMO TCH Core Plus Bond Fund (2)	2,109	25,181
Federated Institutional High-Yield Bond Fund	203	2,094
PIMCO Total Return Fund	1,145	12,582
PIMCO Unconstrained Bond Fund	370	4,184
TCW Emerging Markets Income Fund	359	3,127

Total Fixed Income Funds		49,262

Description	Shares	Value
Mutual Funds (continued)

Alternative Funds — 3.3%
Credit Suisse Commodity Return Strategy Fund (1)	3,181	$23,127
Vanguard REIT Index Fund	685	11,584

Total Alternative Funds		34,711

Total Mutual Funds (identified cost $989,936)		1,028,608

Short-Term Investments — 2.1%

Mutual Funds — 2.1%
BMO Prime Money Market Fund, Class I, 0.010% (2)	22,624	22,624

Total Short-Term Investments (identified cost $22,624)		22,624

Total Investments — 99.6% (identified cost $1,012,560)		1,051,232
Other Assets and Liabilities — 0.4%		3,728

Total Net Assets — 100.0%		$1,054,960

2050 Fund

Description	Shares	Value
Mutual Funds — 98.1%

Large-Cap Funds — 43.2%
BMO Dividend Income Fund (2)	88,463	$1,266,785
BMO Large-Cap Value Fund (2)	137,429	2,344,547
BMO Low Volatility Equity Fund (2)	96,025	1,269,446
Davis New York Venture Fund	27,974	1,148,060
Harbor Capital Appreciation Fund	31,210	1,915,383
T Rowe Price Growth Stock Fund	34,171	1,908,424
Vanguard Equity Income Fund	18,888	1,263,614
Vanguard Institutional Index Fund	29,717	5,475,678

Total Large-Cap Funds		16,591,937

Mid-Cap Funds — 12.6%
BMO Mid-Cap Growth Fund (2)	64,414	1,569,758
BMO Mid-Cap Value Fund (2)	93,399	1,646,624
Vanguard Mid-Cap Index Fund	49,686	1,647,104

Total Mid-Cap Funds		4,863,486

Small-Cap Funds — 7.0%
BMO Micro-Cap Fund (1)(2)	33,119	381,526
BMO Small-Cap Growth Fund (2)	50,471	1,148,207
Goldman Sachs Small Cap Value Fund	19,562	1,150,218

Total Small-Cap Funds		2,679,951

International Funds — 26.8%
BMO LGM Emerging Markets Equity Fund (2)	135,567	1,942,676
BMO LGM Frontier Markets Equity Fund (1)(2)	40,321	421,760
BMO Pyrford International Stock Fund (2)	180,042	2,365,758
DFA International Small Company Portfolio	22,963	456,968
Dodge & Cox International Stock Fund	55,242	2,595,805
Harbor International Fund	35,017	2,517,692

Total International Funds		10,300,659

Fixed Income Funds — 5.2%
BMO Monegy High Yield Fund (2)	7,303	76,240
BMO TCH Core Plus Bond Fund (2)	73,604	878,830

(See Notes which are an integral part of the Financial Statements)

19

August 31, 2014

Schedules of Investments

2050 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds (continued)
Federated Institutional High-Yield Bond Fund	7,380	$76,240
Fidelity Advisor Floating Rate High Income Fund	15,355	152,479
PIMCO Total Return Fund	34,749	381,891
PIMCO Unconstrained Bond Fund	16,823	190,433
TCW Emerging Markets Income Fund	8,713	75,973
Vanguard Short-Term Inflation-Protected Securities Index Fund	6,097	152,494

Total Fixed Income Funds		1,984,580

Alternative Funds — 3.3%
Credit Suisse Commodity Return Strategy Fund (1)	115,833	842,107
Vanguard REIT Index Fund	24,929	421,800

Total Alternative Funds		1,263,907

Total Mutual Funds (identified cost $27,911,453)		37,684,520

Short-Term Investments — 1.6%

Mutual Funds — 1.6%
BMO Prime Money Market Fund, Class I, 0.010% (2)	607,458	607,458

Total Short-Term Investments (identified cost $607,458)		607,458

Total Investments — 99.7% (identified cost $28,518,911)		38,291,978
Other Assets and Liabilities — 0.3%		118,093

Total Net Assets — 100.0%		$38,410,071

2055 Fund

Description	Shares	Value
Mutual Funds — 96.5%

Large-Cap Funds — 42.9%
BMO Dividend Income Fund (2)	1,789	$25,622
BMO Large-Cap Value Fund (2)	2,780	47,421
BMO Low Volatility Equity Fund (2)	1,942	25,676
Davis New York Venture Fund	563	23,091
Harbor Capital Appreciation Fund	627	38,452
T Rowe Price Growth Stock Fund	687	38,394
Vanguard Equity Income Fund	382	25,558
Vanguard Institutional Index Fund	600	110,484

Total Large-Cap Funds		334,698

Mid-Cap Funds — 12.6%
BMO Mid-Cap Growth Fund (2)	1,358	33,088
BMO Mid-Cap Value Fund (2)	1,801	31,756
Vanguard Mid-Cap Index Fund	1,005	33,314

Total Mid-Cap Funds		98,158

Small-Cap Funds — 6.9%
BMO Micro-Cap Fund (1)(2)	670	7,717
BMO Small-Cap Growth Fund (2)	1,016	23,121
Goldman Sachs Small Cap Value Fund	394	23,175

Total Small-Cap Funds		54,013

International Funds — 26.6%
BMO LGM Emerging Markets Equity Fund (2)	2,748	39,375
BMO LGM Frontier Markets Equity Fund (1)(2)	808	8,449

Description	Shares	Value
Mutual Funds (continued)

International Funds (continued)
BMO Pyrford International Stock Fund (2)	3,632	$47,730
DFA International Small Company Portfolio	464	9,243
Dodge & Cox International Stock Fund	1,115	52,395
Harbor International Fund	705	50,661

Total International Funds		207,853

Fixed Income Funds — 4.2%
BMO Monegy High Yield Fund (2)	148	1,542
BMO TCH Core Plus Bond Fund (2)	1,101	13,140
Federated Institutional High-Yield Bond Fund	149	1,542
Fidelity Advisor Floating Rate High Income Fund	311	3,084
PIMCO Total Return Fund	562	6,180
PIMCO Unconstrained Bond Fund	204	2,311
TCW Emerging Markets Income Fund	176	1,537
Vanguard Short-Term Inflation-Protected Securities Index Fund	123	3,084

Total Fixed Income Funds		32,420

Alternative Funds — 3.3%
Credit Suisse Commodity Return Strategy Fund (1)	2,343	17,033
Vanguard REIT Index Fund	504	8,531

Total Alternative Funds		25,564

Total Mutual Funds (identified cost $724,879)		752,706

Short-Term Investments — 2.5%

Mutual Funds — 2.5%
BMO Prime Money Market Fund, Class I, 0.010% (2)	19,730	19,730

Total Short-Term Investments (identified cost $19,730)		19,730

Total Investments — 99.0% (identified cost $744,609)		772,436
Other Assets and Liabilities — 1.0%		7,617

Total Net Assets — 100.0%		$780,053

Diversified Income Fund

Description	Shares	Value
Mutual Funds — 97.1%

Large-Cap Funds — 11.9%
BMO Dividend Income Fund (2)	87,116	$1,247,502
BMO Large-Cap Growth Fund (2)	97,414	1,759,302
BMO Large-Cap Value Fund (2)	94,034	1,604,220
BMO Low Volatility Equity Fund (2)	80,766	1,067,725
Davis New York Venture Fund	26,017	1,067,736
Dodge & Cox Stock Fund	10,482	1,913,345
Harbor Capital Appreciation Fund	23,039	1,413,909
T Rowe Price Growth Stock Fund	28,343	1,582,969
Vanguard Equity Income Fund	18,581	1,243,039
Vanguard Institutional Index Fund	32,638	6,013,879

Total Large-Cap Funds		18,913,626

Mid-Cap Funds — 2.8%
BMO Mid-Cap Growth Fund (2)	57,987	1,413,145
BMO Mid-Cap Value Fund (2)	91,612	1,615,116
Vanguard Mid-Cap Index Fund	42,888	1,421,729

Total Mid-Cap Funds		4,449,990

(See Notes which are an integral part of the Financial Statements)

20

BMO Funds

Diversified Income Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Small-Cap Funds — 1.8%
BMO Small-Cap Growth Fund (2)	68,323	$1,554,352
Goldman Sachs Small Cap Value Fund	21,595	1,269,771

Total Small-Cap Funds		2,824,123

International Funds — 5.5%
BMO LGM Emerging Markets Equity Fund (2)	114,702	1,643,674
BMO Pyrford International Stock Fund (2)	167,593	2,202,175
Dodge & Cox International Stock Fund	52,983	2,489,687
Harbor International Fund	34,121	2,453,264

Total International Funds		8,788,800

Fixed Income Funds — 71.6%
BMO Monegy High Yield Fund (2)	408,669	4,266,506
BMO Short-Term Income Fund (2)	335,500	3,160,408
BMO TCH Core Plus Bond Fund (2)	4,702,549	56,148,438
Fidelity Advisor Floating Rate High Income Fund	606,156	6,019,127
PIMCO Total Return Fund	2,367,449	26,018,266
PIMCO Unconstrained Bond Fund	1,604,709	18,165,302

Total Fixed Income Funds		113,778,047

Alternative Funds — 3.5%
Credit Suisse Commodity Return Strategy Fund (1)	434,650	3,159,906
Vanguard REIT Index Fund	139,859	2,366,407

Total Alternative Funds		5,526,313

Total Mutual Funds (identified cost $136,826,427)		154,280,899

Short-Term Investments — 2.6%

Mutual Funds — 2.6%
BMO Prime Money Market Fund, Class I, 0.010% (2)	4,098,825	4,098,825

Total Short-Term Investments (identified cost $4,098,825)		4,098,825

Total Investments — 99.7% (identified cost $140,925,252)		158,379,724
Other Assets and Liabilities — 0.3%		423,403

Total Net Assets — 100.0%		$158,803,127

Moderate Balanced Fund

Description	Shares	Value
Mutual Funds — 94.8%

Large-Cap Funds — 23.0%
BMO Dividend Income Fund (2)	166,717	$2,387,381
BMO Large-Cap Growth Fund (2)	192,664	3,479,517
BMO Large-Cap Value Fund (2)	180,243	3,074,940
BMO Low Volatility Equity Fund (2)	153,605	2,030,655
Davis New York Venture Fund	49,150	2,017,118
Dodge & Cox Stock Fund	20,180	3,683,395
Harbor Capital Appreciation Fund	45,132	2,769,733
T Rowe Price Growth Stock Fund	55,174	3,081,481
Vanguard Equity Income Fund	35,074	2,346,443
Vanguard Institutional Index Fund	62,387	11,495,406

Total Large-Cap Funds		36,366,069

Description	Shares	Value
Mutual Funds (continued)

Mid-Cap Funds — 5.4%
BMO Mid-Cap Growth Fund (2)	111,877	$2,726,446
BMO Mid-Cap Value Fund (2)	177,466	3,128,734
Vanguard Mid-Cap Index Fund	82,573	2,737,292

Total Mid-Cap Funds		8,592,472

Small-Cap Funds — 3.4%
BMO Small-Cap Growth Fund (2)	128,207	2,916,706
Goldman Sachs Small Cap Value Fund	41,052	2,413,871

Total Small-Cap Funds		5,330,577

International Funds — 10.6%
BMO LGM Emerging Markets Equity Fund (2)	218,629	3,132,954
BMO Pyrford International Stock Fund (2)	319,425	4,197,241
Dodge & Cox International Stock Fund	100,861	4,739,439
Harbor International Fund	65,256	4,691,896

Total International Funds		16,761,530

Fixed Income Funds — 48.9%
BMO Monegy High Yield Fund (2)	372,657	3,890,538
BMO TCH Core Plus Bond Fund (2)	3,275,050	39,104,096
Fidelity Advisor Floating Rate High Income Fund	388,568	3,858,484
PIMCO Total Return Fund	1,679,155	18,453,919
PIMCO Unconstrained Bond Fund	1,068,578	12,096,302

Total Fixed Income Funds		77,403,339

Alternative Funds — 3.5%
Credit Suisse Commodity Return Strategy Fund (1)	470,840	3,423,005
Vanguard REIT Index Fund	124,505	2,106,632

Total Alternative Funds		5,529,637

Total Mutual Funds (identified cost $123,477,709)		149,983,624

Short-Term Investments — 3.1%

Mutual Funds — 3.1%
BMO Prime Money Market Fund, Class I, 0.010% (2)	4,993,805	4,993,805

Total Short-Term Investments (identified cost $4,993,805)		4,993,805

Total Investments — 97.9% (identified cost $128,471,514)		154,977,429
Other Assets and Liabilities — 2.1%		3,257,127

Total Net Assets — 100.0%		$158,234,556

Growth Balanced Fund

Description	Shares	Value
Mutual Funds — 98.5%

Large-Cap Funds — 34.6%
BMO Dividend Income Fund (2)	938,931	$13,445,494
BMO Large-Cap Growth Fund (2)	1,065,253	19,238,467
BMO Large-Cap Value Fund (2)	1,017,428	17,357,314
BMO Low Volatility Equity Fund (2)	872,676	11,536,771
Davis New York Venture Fund	278,986	11,449,583
Dodge & Cox Stock Fund	113,797	20,771,368
Harbor Capital Appreciation Fund	251,220	15,417,392
T Rowe Price Growth Stock Fund	308,639	17,237,483
Vanguard Equity Income Fund	200,369	13,404,699

(See Notes which are an integral part of the Financial Statements)

21

August 31, 2014

Schedules of Investments

Growth Balanced Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Large-Cap Funds (continued)
Vanguard Institutional Index Fund	354,074	$65,241,660

Total Large-Cap Funds		205,100,231

Mid-Cap Funds — 8.1%
BMO Mid-Cap Growth Fund (2)	616,788	15,031,135
BMO Mid-Cap Value Fund (2)	1,002,542	17,674,818
Vanguard Mid-Cap Index Fund	463,923	15,379,059

Total Mid-Cap Funds		48,085,012

Small-Cap Funds — 5.1%
BMO Small-Cap Growth Fund (2)	740,190	16,839,318
Goldman Sachs Small Cap Value Fund	235,708	13,859,649

Total Small-Cap Funds		30,698,967

International Funds — 16.1%
BMO LGM Emerging Markets Equity Fund (2)	1,254,090	17,971,113
BMO Pyrford International Stock Fund (2)	1,826,450	23,999,553
Dodge & Cox International Stock Fund	570,571	26,811,146
Harbor International Fund	372,079	26,752,446

Total International Funds		95,534,258

Fixed Income Funds — 30.4%
BMO Monegy High Yield Fund (2)	682,744	7,127,846
BMO TCH Core Plus Bond Fund (2)	7,880,309	94,090,892
Fidelity Advisor Floating Rate High Income Fund	593,242	5,890,890
PIMCO Total Return Fund	3,961,321	43,534,918
PIMCO Unconstrained Bond Fund	2,608,330	29,526,293

Total Fixed Income Funds		180,170,839

Alternative Funds — 4.2%
Credit Suisse Commodity Return Strategy Fund (1)	1,953,892	14,204,792
Vanguard REIT Index Fund	632,695	10,705,203

Total Alternative Funds		24,909,995

Total Mutual Funds (identified cost $428,970,093)		584,499,302

Short-Term Investments — 1.4%

Mutual Funds — 1.4%
BMO Prime Money Market Fund, Class I, 0.010% (2)	8,145,234	8,145,234

Total Short-Term Investments (identified cost $8,145,234)		8,145,234

Total Investments — 99.9% (identified cost $437,115,327)		592,644,536
Other Assets and Liabilities — 0.1%		467,407

Total Net Assets — 100.0%		$593,111,943

Aggressive Allocation Fund

Description	Shares	Value
Mutual Funds — 98.9%

Large-Cap Funds — 45.8%
BMO Dividend Income Fund (2)	321,787	$4,607,989
BMO Large-Cap Growth Fund (2)	363,836	6,570,875
BMO Large-Cap Value Fund (2)	346,504	5,911,360

Description	Shares	Value
Mutual Funds (continued)

Large-Cap Funds (continued)
BMO Low Volatility Equity Fund (2)	298,578	$3,947,196
Davis New York Venture Fund	95,880	3,934,895
Dodge & Cox Stock Fund	38,753	7,073,646
Harbor Capital Appreciation Fund	85,324	5,236,351
T Rowe Price Growth Stock Fund	105,274	5,879,547
Vanguard Equity Income Fund	68,641	4,592,085
Vanguard Institutional Index Fund	120,903	22,277,511

Total Large-Cap Funds		70,031,455

Mid-Cap Funds — 10.8%
BMO Mid-Cap Growth Fund (2)	215,002	5,239,598
BMO Mid-Cap Value Fund (2)	342,905	6,045,422
Vanguard Mid-Cap Index Fund	158,412	5,251,344

Total Mid-Cap Funds		16,536,364

Small-Cap Funds — 6.9%
BMO Small-Cap Growth Fund (2)	253,710	5,771,901
Goldman Sachs Small Cap Value Fund	80,359	4,725,084

Total Small-Cap Funds		10,496,985

International Funds — 21.3%
BMO LGM Emerging Markets Equity Fund (2)	427,549	6,126,777
BMO Pyrford International Stock Fund (2)	626,110	8,227,080
Dodge & Cox International Stock Fund	194,271	9,128,776
Harbor International Fund	127,079	9,136,990

Total International Funds		32,619,623

Fixed Income Funds — 9.6%
BMO Monegy High Yield Fund (2)	58,040	605,936
BMO TCH Core Plus Bond Fund (2)	670,164	8,001,758
Fidelity Advisor Floating Rate High Income Fund	38,304	380,356
PIMCO Total Return Fund	335,215	3,684,012
PIMCO Unconstrained Bond Fund	173,919	1,968,767

Total Fixed Income Funds		14,640,829

Alternative Funds — 4.5%
Credit Suisse Commodity Return Strategy Fund (1)	545,510	3,965,861
Vanguard REIT Index Fund	171,669	2,904,641

Total Alternative Funds		6,870,502

Total Mutual Funds (identified cost $104,178,511)		151,195,758

Short-Term Investments — 1.1%

Mutual Funds — 1.1%
BMO Prime Money Market Fund, Class I, 0.010% (2)	1,645,381	1,645,381

Total Short-Term Investments (identified cost $1,645,381)		1,645,381

Total Investments — 100.0% (identified cost $105,823,892)		152,841,139
Other Assets and Liabilities — 0.0%		(10,811)

Total Net Assets — 100.0%		$152,830,328

(See Notes which are an integral part of the Financial Statements)

22

BMO Funds

Diversified Stock Fund

Description	Shares	Value
Mutual Funds — 98.9%

Large-Cap Funds — 53.4%
BMO Dividend Income Fund (2)	440,191	$6,303,538
BMO Large-Cap Growth Fund (2)	503,997	9,102,184
BMO Large-Cap Value Fund (2)	476,213	8,124,197
BMO Low Volatility Equity Fund (2)	409,786	5,417,377
Davis New York Venture Fund	130,770	5,366,791
Dodge & Cox Stock Fund	53,121	9,696,137
Harbor Capital Appreciation Fund	116,763	7,165,731
T Rowe Price Growth Stock Fund	143,818	8,032,250
Vanguard Equity Income Fund	94,029	6,290,517
Vanguard Institutional Index Fund	165,515	30,497,749

Total Large-Cap Funds		95,996,471

Mid-Cap Funds — 12.6%
BMO Mid-Cap Growth Fund (2)	293,906	7,162,487
BMO Mid-Cap Value Fund (2)	469,830	8,283,108
Vanguard Mid-Cap Index Fund	217,110	7,197,195

Total Mid-Cap Funds		22,642,790

Small-Cap Funds — 8.0%
BMO Small-Cap Growth Fund (2)	349,163	7,943,454
Goldman Sachs Small Cap Value Fund	110,332	6,487,515

Total Small-Cap Funds		14,430,969

International Funds — 24.9%
BMO LGM Emerging Markets Equity Fund (2)	581,539	8,333,450
BMO Pyrford International Stock Fund (2)	857,447	11,266,855
Dodge & Cox International Stock Fund	267,943	12,590,622
Harbor International Fund	173,796	12,495,916

Total International Funds		44,686,843

Total Mutual Funds (identified cost $109,557,080)		177,757,073

Short-Term Investments — 1.1%

Mutual Funds — 1.1%
BMO Prime Money Market Fund, Class I, 0.010% (2)	1,860,257	1,860,257

Total Short-Term Investments (identified cost $1,860,257)		1,860,257

Total Investments — 100.0% (identified cost $111,417,337)		179,617,330
Other Assets and Liabilities — 0.0%		72,969

Total Net Assets — 100.0%		$179,690,299

Aggressive Stock Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 31.0%
BMO Dividend Income Fund (2)	132,554	$1,898,177
BMO Large-Cap Growth Fund (2)	157,699	2,848,051
BMO Large-Cap Value Fund (2)	167,109	2,850,887
BMO Low Volatility Equity Fund (2)	215,828	2,853,253
Davis New York Venture Fund	45,855	1,881,871
Dodge & Cox Stock Fund	20,678	3,774,415
Harbor Capital Appreciation Fund	30,638	1,880,230
T Rowe Price Growth Stock Fund	67,231	3,754,825
Vanguard Equity Income Fund	28,303	1,893,495
Vanguard Institutional Index Fund	30,754	5,666,819

Total Large-Cap Funds		29,302,023

Mid-Cap Funds — 18.0%
BMO Mid-Cap Growth Fund (2)	231,596	5,643,985
BMO Mid-Cap Value Fund (2)	322,225	5,680,830
Vanguard Mid-Cap Index Fund	171,419	5,682,524

Total Mid-Cap Funds		17,007,339

Small-Cap Funds — 19.9%
BMO Small-Cap Growth Fund (2)	414,126	9,421,370
BMO Small-Cap Value Fund (2)	389,497	5,647,713
Goldman Sachs Small Cap Value Fund	64,239	3,777,249

Total Small-Cap Funds		18,846,332

International Funds — 29.9%
BMO LGM Emerging Markets Equity Fund (2)	395,157	5,662,606
BMO Pyrford International Stock Fund (2)	429,704	5,646,314
DFA International Small Company Portfolio	94,622	1,882,978
Dodge & Cox International Stock Fund	160,353	7,534,981
Harbor International Fund	104,402	7,506,524

Total International Funds		28,233,403

Total Mutual Funds (identified cost $61,049,475)		93,389,097

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Prime Money Market Fund, Class I, 0.010% (2)	920,586	920,586

Total Short-Term Investments (identified cost $920,586)		920,586

Total Investments — 99.8% (identified cost $61,970,061)		94,309,683
Other Assets and Liabilities — 0.2%		204,631

Total Net Assets — 100.0%		$94,514,314

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2014.

*	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2014 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement purposes.
(1)	Non-income producing.
(2)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(See Notes which are an integral part of the Financial Statements)

23

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	2010 Fund	2015 Fund (1)	2020 Fund	2025 Fund (1)	2030 Fund
Assets:
Investments in unaffiliated issuers, at value	$18,273,428	$338,723	$66,046,896	$938,363	$62,294,712
Cash sweep investments in affiliated issuers, at value	464,442	18,590	1,261,578	33,092	948,046
Investments in other affiliated issuers, at value	13,661,973	256,010	50,351,139	676,579	43,982,098
Dividends and interest receivable	44,575	613	99,263	919	48,160
Receivable for capital stock sold	20,445	254	169,983	8,860	225,613
Receivable from affiliates, net (Note 5)	14,214	—	3,302	—	—
Prepaid expenses	29,384	33,600	31,158	33,607	30,051

Total assets	32,508,461	647,790	117,963,319	1,691,420	107,528,680

Liabilities:
Payable for capital stock redeemed	25,044	—	15,818	—	1,860
Payable for investments purchased	—	—	92,884	—	—
Payable to affiliates, net (Note 5)	—	18,918	—	18,879	783
Other liabilities	21,379	15,508	23,999	15,527	23,157

Total liabilities	46,423	34,426	132,701	34,406	25,800

Total net assets	$32,462,038	$613,364	$117,830,618	$1,657,014	$107,502,880

Net assets consist of:
Paid-in capital	$25,434,610	$598,648	$87,957,471	$1,597,287	$78,275,337
Net unrealized appreciation on investments	5,663,078	11,989	26,422,971	51,406	26,661,980
Accumulated net realized gain on investments	957,707	226	2,435,791	1,821	2,092,522
Undistributed net investment income	406,643	2,501	1,014,385	6,500	473,041

Total net assets	$32,462,038	$613,364	$117,830,618	$1,657,014	$107,502,880

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$11.05	$10.74	$11.34	$10.78	$11.61
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$11.07	$10.77	$11.36	$10.80	$11.63
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	$11.03	$10.72	$11.33	$10.76	$11.59
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	$11.08	$10.78	$11.38	$10.81	$11.64

Net assets:
Investor class of shares	$7,120,234	$229,506	$32,064,399	$288,879	$33,058,749
Institutional class of shares	930,387	104,740	3,240,154	2,701	5,286,146
Retirement class R-3 of shares	4,283,061	104,603	23,024,489	2,691	20,328,815
Retirement class R-6 of shares	20,128,356	174,515	59,501,576	1,362,743	48,829,170

Total net assets	$32,462,038	$613,364	$117,830,618	$1,657,014	$107,502,880

Shares outstanding:
Investor class of shares	644,186	21,373	2,826,315	26,807	2,848,089
Institutional class of shares	84,028	9,729	285,108	250	454,634
Retirement class R-3 of shares	388,146	9,756	2,032,824	250	1,754,578
Retirement class R-6 of shares	1,816,028	16,192	5,229,967	126,060	4,194,908

Total shares outstanding	2,932,388	57,050	10,374,214	153,367	9,252,209

Investments, at cost:
Investments in unaffiliated issuers	$14,489,024	$332,577	$47,717,471	$908,539	$43,364,323
Cash sweep investments in affiliated issuers	464,442	18,590	1,261,578	33,092	948,046
Investments in other affiliated issuers	11,783,299	250,167	42,257,593	654,997	36,250,507

Total investments, at cost	$26,736,765	$601,334	$91,236,642	$1,596,628	$80,562,876

(1)	Fund inception date is December 27, 2013.

(See Notes which are an integral part of the Financial Statements)

24

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	2035 Fund (1)	2040 Fund	2045 Fund (1)	2050 Fund	2055 Fund (1)
Assets:
Investments in unaffiliated issuers, at value	$895,499	$42,772,070	$607,215	$22,372,363	$448,169
Cash sweep investments in affiliated issuers, at value	30,479	752,478	22,624	607,458	19,730
Investments in other affiliated issuers, at value	623,327	29,175,309	421,393	15,312,157	304,537
Dividends and interest receivable	389	10,020	129	4,713	77
Receivable for capital stock sold	6,720	194,195	6,003	161,137	8,310
Receivable from affiliates, net (Note 5)	—	8,106	—	10,806	—
Prepaid expenses	33,608	29,739	33,605	29,423	33,602

Total assets	1,590,022	72,941,917	1,090,969	38,498,057	814,425

Liabilities:
Payable for capital stock redeemed	—	—	—	31,712	—
Payable for investments purchased	—	38,296	1,631	34,711	—
Payable to affiliates, net (Note 5)	18,875	—	18,862	—	18,864
Other liabilities	15,527	22,874	15,516	21,563	15,508

Total liabilities	34,402	61,170	36,009	87,986	34,372

Total net assets	$1,555,620	$72,880,747	$1,054,960	$38,410,071	$780,053

Net assets consist of:
Paid-in capital	$1,493,804	$50,958,629	$1,011,722	$27,707,230	$750,101
Net unrealized appreciation on investments	54,210	20,173,540	38,672	9,773,067	27,827
Accumulated net realized gain on investments	2,795	1,410,318	1,473	764,849	382
Undistributed net investment income	4,811	338,260	3,093	164,925	1,743

Total net assets	$1,555,620	$72,880,747	$1,054,960	$38,410,071	$780,053

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$10.71	$11.75	$10.84	$11.76	$10.85
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$10.72	$11.77	$10.86	$11.78	$10.87
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	$10.68	$11.72	$10.82	$11.74	$10.84
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	$10.73	$11.78	$10.87	$11.80	$10.89

Net assets:
Investor class of shares	$347,779	$18,089,722	$154,390	$11,230,756	$142,656
Institutional class of shares	3,751	3,601,701	2,714	3,006,849	105,757
Retirement class R-3 of shares	2,671	11,429,544	2,704	6,826,112	54,164
Retirement class R-6 of shares	1,201,419	39,759,780	895,152	17,346,354	477,476

Total net assets	$1,555,620	$72,880,747	$1,054,960	$38,410,071	$780,053

Shares outstanding:
Investor class of shares	32,485	1,540,131	14,248	954,689	13,146
Institutional class of shares	350	306,097	250	255,154	9,729
Retirement class R-3 of shares	250	974,821	250	581,242	4,998
Retirement class R-6 of shares	111,979	3,375,311	82,352	1,470,361	43,864

Total shares outstanding	145,064	6,196,360	97,100	3,261,446	71,737

Investments, at cost:
Investments in unaffiliated issuers	$863,339	$28,472,944	$584,286	$15,500,733	$432,258
Cash sweep investments in affiliated issuers	30,479	752,478	22,624	607,458	19,730
Investments in other affiliated issuers	601,277	23,300,895	405,650	12,410,720	292,621

Total investments, at cost	$1,495,095	$52,526,317	$1,012,560	$28,518,911	$744,609

(1)	Fund inception date is December 27, 2013.

(See Notes which are an integral part of the Financial Statements)

25

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	Diversified Income Fund (1)	Moderate Balanced Fund (1)	Growth Balanced Fund (1)
Assets:
Investments in unaffiliated issuers, at value	$76,598,336	$79,914,416	$330,186,581
Cash sweep investments in affiliated issuers, at value	4,098,825	4,993,805	8,145,234
Investments in other affiliated issuers, at value	77,682,563	70,069,208	254,312,721
Dividends and interest receivable	268,988	190,150	444,543
Receivable for investments sold	—	—	146,002
Receivable for capital stock sold	144,874	3,134,543	266,005
Receivable from affiliates, net (Note 5)	13,190	14,532	—
Prepaid expenses	46,421	46,403	50,374

Total assets	158,853,197	158,363,057	593,551,460

Liabilities:
Payable for capital stock redeemed	25,584	104,058	376,862
Payable to affiliates, net (Note 5)	—	—	28,952
Other liabilities	24,486	24,443	33,703

Total liabilities	50,070	128,501	439,517

Total net assets	$158,803,127	$158,234,556	$593,111,943

Net assets consist of:
Paid-in capital	$140,142,317	$130,633,107	$433,673,750
Net unrealized appreciation on investments	17,454,472	26,505,915	155,529,209
Accumulated net realized gain on investments	320,890	379,790	1,890,264
Undistributed net investment income	885,448	715,744	2,018,720

Total net assets	$158,803,127	$158,234,556	$593,111,943

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$10.14	$10.20	$10.26
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$10.15	$10.21	$10.26
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	$10.14	$10.20	$10.25
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	$10.15	$10.21	$10.27

Net assets:
Investor class of shares	$25,931,434	$24,928,095	$184,859,816
Institutional class of shares	29,082,057	17,704,102	79,583,792
Retirement class R-3 of shares	11,582,925	19,949,080	44,646,746
Retirement class R-6 of shares	92,206,711	95,653,279	284,021,589

Total net assets	$158,803,127	$158,234,556	$593,111,943

Shares outstanding:
Investor class of shares	2,556,563	2,443,263	18,022,649
Institutional class of shares	2,865,399	1,734,093	7,753,993
Retirement class R-3 of shares	1,142,678	1,956,432	4,355,531
Retirement class R-6 of shares	9,081,516	9,365,627	27,662,344

Total shares outstanding	15,646,156	15,499,415	57,794,517

Investments, at cost:
Investments in unaffiliated issuers	$66,845,641	$62,999,103	$224,587,702
Cash sweep investments in affiliated issuers	4,098,825	4,993,805	8,145,234
Investments in other affiliated issuers	69,980,786	60,478,606	204,382,391

Total investments, at cost	$140,925,252	$128,471,514	$437,115,327

(1)	Fund inception date is May 30, 2014.

(See Notes which are an integral part of the Financial Statements)

26

August 31, 2014

Statements of Assets and Liabilities	BMO Funds

	Aggressive Allocation Fund (1)	Diversified Stock Fund (1)	Aggressive Stock Fund (1)
Assets:
Investments in unaffiliated issuers, at value	$90,139,866	$105,820,423	$45,235,911
Cash sweep investments in affiliated issuers, at value	1,645,381	1,860,257	920,586
Investments in other affiliated issuers, at value	61,055,892	71,936,650	48,153,186
Dividends and interest receivable	39,118	15	15
Receivable for capital stock sold	289,967	210,843	165,466
Receivable from affiliates, net (Note 5)	818	—	16,478
Prepaid expenses	46,379	46,599	45,842

Total assets	153,217,421	179,874,787	94,537,484

Liabilities:
Payable for capital stock redeemed	13,084	155,703	—
Payable for investments purchased	349,655	—	—
Payable to affiliates, net (Note 5)	—	3,739	—
Other liabilities	24,354	25,046	23,170

Total liabilities	387,093	184,488	23,170

Total net assets	$152,830,328	$179,690,299	$94,514,314

Net assets consist of:
Paid-in capital	$105,079,488	$110,633,878	$61,922,589
Net unrealized appreciation on investments	47,017,247	68,199,993	32,339,622
Accumulated net realized gain on investments	386,904	564,548	149,845
Undistributed net investment income	346,689	291,880	102,258

Total net assets	$152,830,328	$179,690,299	$94,514,314

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$10.31	$10.36	$10.32
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$10.32	$10.37	$10.33
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	$10.30	$10.35	$10.31
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	$10.32	$10.37	$10.33

Net assets:
Investor class of shares	$46,520,208	$63,049,040	$34,901,687
Institutional class of shares	18,597,795	27,401,178	6,181,687
Retirement class R-3 of shares	31,065,651	16,199,554	12,987,059
Retirement class R-6 of shares	56,646,674	73,040,527	40,443,881

Total net assets	$152,830,328	$179,690,299	$94,514,314

Shares outstanding:
Investor class of shares	4,512,074	6,085,590	3,381,449
Institutional class of shares	1,802,664	2,643,150	598,549
Retirement class R-3 of shares	3,014,968	1,564,601	1,259,069
Retirement class R-6 of shares	5,488,688	7,042,897	3,914,544

Total shares outstanding	14,818,394	17,336,238	9,153,611

Investments, at cost:
Investments in unaffiliated issuers	$57,230,142	$57,592,397	$26,822,622
Cash sweep investments in affiliated issuers	1,645,381	1,860,257	920,586
Investments in other affiliated issuers	46,948,369	51,964,683	34,226,853

Total investments, at cost	$105,823,892	$111,417,337	$61,970,061

(1)	Fund inception date is May 30, 2014.

(See Notes which are an integral part of the Financial Statements)

27

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	2010 Fund	2015 Fund (1)	2020 Fund	2025 Fund (1)	2030 Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$393,709	$1,342	$1,124,923	$2,782	$879,545
Affiliated issuers	331,552	1,418	951,531	3,567	671,658
Interest income	8,060	7	30,732	27	31,036
Excess expense reimbursement from investment adviser (Note 5)	14,377	52	37,600	309	11,669

Total income	747,698	2,819	2,144,786	6,685	1,593,908

Expenses:
Shareholder servicing fees (Note 5)	16,165	94	75,218	119	75,480
Administration fees (Note 5)	18,223	136	81,839	76	83,437
Portfolio accounting fees	51,581	28,154	74,203	28,224	70,110
Recordkeeping fees	47,006	32,670	48,919	32,719	48,184
Custodian fees (Note 5)	1,546	7	5,115	22	4,469
Registration fees	76,604	36,015	76,604	36,015	76,604
Professional fees	17,082	14,600	17,083	14,600	17,082
Printing and postage	8,271	1,343	8,296	1,343	8,292
Directors’ fees	13,128	6,855	13,128	6,855	13,128
Distribution services fees (Note 5)	24,283	135	107,943	9	101,307
Miscellaneous	8,796	806	9,516	803	8,880

Total expenses	282,685	120,814	517,864	120,786	506,973

Deduct:
Expense waivers (Note 5)	(232,507)	(120,512)	(291,012)	(120,618)	(263,366)

Net expenses	50,178	302	226,852	168	243,607

Net investment income	697,520	2,517	1,917,934	6,517	1,350,301

Net realized and unrealized gain on investments:
Net realized gain (loss) on investment transactions from:
Unaffiliated issuers	524,009	(85)	1,040,772	2	421,115
Affiliated issuers	128,922	(115)	169,534	(18)	8,088
Net realized gain on capital gains distributions from:
Unaffiliated issuers	167,911	407	698,017	1,816	805,822
Affiliated issuers	312,483	—	1,488,088	—	1,653,607

Total net realized gain	1,133,325	207	3,396,411	1,800	2,888,632
Net change in unrealized appreciation on investments in:
Unaffiliated issuers	64,304	6,146	2,017,617	29,824	3,384,033
Affiliated issuers	1,878,674	5,843	8,093,546	21,582	7,731,591

Total net change in unrealized appreciation	1,942,978	11,989	10,111,163	51,406	11,115,624

Net realized and unrealized gain on investments	3,076,303	12,196	13,507,574	53,206	14,004,256

Change in net assets resulting from operations	$3,773,823	$14,713	$15,425,508	$59,723	$15,354,557

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

28

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	2035 Fund (1)	2040 Fund	2045 Fund (1)	2050 Fund	2055 Fund (1)
Investment income:
Dividend income from:
Unaffiliated issuers	$2,024	$565,852	$1,315	$284,837	$857
Affiliated issuers	2,903	409,403	1,751	207,529	1,048
Interest income	27	22,167	18	10,704	12
Excess expense reimbursement from investment adviser (Note 5)	131	13,102	129	5,268	59

Total income	5,085	1,010,524	3,213	508,338	1,976

Expenses:
Shareholder servicing fees (Note 5)	187	45,590	90	26,622	94
Administration fees (Note 5)	118	48,803	59	29,850	117
Portfolio accounting fees	28,231	61,358	28,185	51,674	28,149
Recordkeeping fees	32,802	48,925	32,795	48,084	32,740
Custodian fees (Note 5)	23	3,093	17	1,568	11
Registration fees	36,015	76,604	36,015	76,604	36,015
Professional fees	14,600	17,082	14,600	17,083	14,600
Printing and postage	1,343	8,294	1,343	8,290	1,343
Directors’ fees	6,855	13,128	6,855	13,128	6,855
Distribution services fees (Note 5)	8	55,896	9	32,314	72
Miscellaneous	803	8,931	804	8,917	810

Total expenses	120,985	387,704	120,772	314,134	120,806

Deduct:
Expense waivers (Note 5)	(120,695)	(250,347)	(120,628)	(233,216)	(120,553)

Net expenses	290	137,357	144	80,918	253

Net investment income	4,795	873,167	3,069	427,420	1,723

Net realized and unrealized gain on investments:
Net realized gain (loss) on investment transactions from:
Unaffiliated issuers	639	209,378	(313)	115,579	(53)
Affiliated issuers	(181)	31,021	(277)	742	(913)
Net realized gain on capital gains distributions from:
Unaffiliated issuers	2,345	613,120	2,081	314,203	1,361
Affiliated issuers	—	1,267,971	—	631,682	—

Total net realized gain	2,803	2,121,490	1,491	1,062,206	395
Net change in unrealized appreciation on investments in:
Unaffiliated issuers	32,160	2,643,371	22,929	1,457,751	15,911
Affiliated issuers	22,050	5,874,414	15,743	2,901,437	11,916

Total net change in unrealized appreciation	54,210	8,517,785	38,672	4,359,188	27,827

Net realized and unrealized gain on investments	57,013	10,639,275	40,163	5,421,394	28,222

Change in net assets resulting from operations	$61,808	$11,512,442	$43,232	$5,848,814	$29,945

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

29

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	Diversified Income Fund (1)	Moderate Balanced Fund (1)	Growth Balanced Fund (1)
Investment income:
Dividend income from:
Unaffiliated issuers	$379,588	$336,386	$1,096,889
Affiliated issuers	519,494	386,956	1,028,682
Interest income	9,730	11,346	47,395
Excess expense reimbursement from investment adviser (Note 5)	15,822	23,234	49,587

Total income	924,634	757,922	2,222,553

Expenses:
Shareholder servicing fees (Note 5)	16,469	16,000	115,597
Administration fees (Note 5)	25,117	23,460	115,522
Portfolio accounting fees	22,339	22,196	49,112
Recordkeeping fees	18,000	18,000	18,000
Custodian fees (Note 5)	1,788	1,767	6,719
Registration fees	14,427	14,427	14,427
Professional fees	14,600	14,600	14,600
Printing and postage	3,306	3,306	3,306
Directors’ fees	2,574	2,574	2,574
Distribution services fees (Note 5)	14,354	24,482	55,486
Miscellaneous	881	1,096	1,767

Total expenses	133,855	141,908	397,110

Deduct:
Expense waivers (Note 5)	(89,637)	(93,603)	(164,416)

Net expenses	44,218	48,305	232,694

Net investment income	880,416	709,617	1,989,859

Net realized and unrealized gain on investments:
Net realized gain on investment transactions from:
Unaffiliated issuers	218,341	214,968	859,332
Affiliated issuers	20,635	8,190	177,708
Net realized gain on capital gains distributions from:
Unaffiliated issuers	77,364	153,060	842,919

Total net realized gain	316,340	376,218	1,879,959
Net change in unrealized appreciation (depreciation) on investments in:
Unaffiliated issuers	(6,576,357)	(7,457,166)	(38,578,480)
Affiliated issuers	7,701,777	9,590,602	49,930,330

Total net change in unrealized appreciation	1,125,420	2,133,436	11,351,850

Net realized and unrealized gain on investments	1,441,760	2,509,654	13,231,809

Change in net assets resulting from operations	$2,322,176	$3,219,271	$15,221,668

(1)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

30

Year Ended August 31, 2014

Statements of Operations	BMO Funds

	Aggressive Allocation Fund (1)	Diversified Stock Fund (1)	Aggressive Stock Fund (1)
Investment income:
Dividend income from:
Unaffiliated issuers	$228,709	$236,345	$70,906
Affiliated issuers	146,114	94,672	31,409
Interest income	11,577	13,789	6,721
Excess expense reimbursement from investment adviser (Note 5)	13,982	7,213	19,598

Total income	400,382	352,019	128,634

Expenses:
Shareholder servicing fees (Note 5)	29,373	38,790	21,314
Administration fees (Note 5)	36,020	39,468	20,014
Portfolio accounting fees	21,933	23,839	17,533
Recordkeeping fees	18,000	18,000	18,000
Custodian fees (Note 5)	1,727	2,015	1,060
Registration fees	14,427	14,427	14,428
Professional fees	14,600	14,600	14,600
Printing and postage	3,306	3,306	3,306
Directors’ fees	2,574	2,574	2,574
Distribution services fees (Note 5)	38,653	20,293	16,300
Miscellaneous	1,399	1,019	574

Total expenses	182,012	178,331	129,703

Deduct:
Expense waivers (Note 5)	(101,979)	(90,307)	(96,806)

Net expenses	80,033	88,024	32,897

Net investment income	320,349	263,995	95,737

Net realized and unrealized gain on investments:
Net realized gain (loss) on investment transactions from:
Unaffiliated issuers	88,412	176,310	70,431
Affiliated issuers	10,387	(3,562)	(58,864)
Net realized gain on capital gains distributions from:
Unaffiliated issuers	289,542	396,622	139,980

Total net realized gain	388,341	569,370	151,547
Net change in unrealized appreciation (depreciation) on investments in:
Unaffiliated issuers	(10,166,158)	(14,472,725)	(11,209,888)
Affiliated issuers	14,107,523	19,971,967	13,926,333

Total net change in unrealized appreciation	3,941,365	5,499,242	2,716,445

Net realized and unrealized gain on investments	4,329,706	6,068,612	2,867,992

Change in net assets resulting from operations	$4,650,055	$6,332,607	$2,963,729

(1)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

31

Statements of Changes in Net Assets	BMO Funds

	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund
	Year Ended August 31, 2014	Period Ended August 31, 2014 (1)	Year Ended August 31, 2014	Period Ended August 31, 2014 (1)	Year Ended August 31, 2014
Change in net assets resulting from:

Operations:
Net investment income	$697,520	$2,517	$1,917,934	$6,517	$1,350,301
Net realized gain on investments	1,133,325	207	3,396,411	1,800	2,888,632
Net change in unrealized appreciation on investments	1,942,978	11,989	10,111,163	51,406	11,115,624

Change in net assets resulting from operations	3,773,823	14,713	15,425,508	59,723	15,354,557

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(77,482)	—	(421,092)	—	(493,309)
Institutional class of shares	(10,009)	—	(42,518)	—	(90,753)
Retirement class R-3 of shares	(52,461)	—	(259,867)	—	(324,143)
Retirement class R-6 of shares	(269,837)	—	(762,614)	—	(606,727)
Distributions to shareholders from net realized gain on investments:
lnvestor class of shares	(12,087)	—	(115,871)	—	(59,628)
Institutional class of shares	(1,464)	—	(11,068)	—	(10,477)
Retirement class R-3 of shares	(8,773)	—	(76,159)	—	(40,777)
Retirement class R-6 of shares	(38,129)	—	(192,888)	—	(68,328)

Change in net assets resulting from distributions to shareholders	(470,242)	—	(1,882,077)	—	(1,694,142)

Capital stock transactions:
Proceeds from sale of shares	38,360,846 (2)	874,707	126,533,046 (2)	1,620,763	111,286,419 (2)
Net asset value of shares issued to shareholders in payment of distributions declared	470,242	—	1,882,077	—	1,694,142
Cost of shares redeemed	(9,672,631)	(276,056)	(24,127,936)	(23,472)	(19,138,096)

Change in net assets resulting from capital stock transactions	29,158,457	598,651	104,287,187	1,597,291	93,842,465

Change in net assets	32,462,038	613,364	117,830,618	1,657,014	107,502,880

Net assets:

End of period	$32,462,038	$613,364	$117,830,618	$1,657,014	$107,502,880

Undistributed net investment income included in net assets at end of period	$406,643	$2,501	$1,014,385	$6,500	$473,041

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of September 1, 2013. See Note 4, subsection In-Kind Transfers, in the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

32

Statements of Changes in Net Assets	BMO Funds

	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund
	Period Ended August 31, 2014 (1)	Year Ended August 31, 2014	Period Ended August 31, 2014 (1)	Year Ended August 31, 2014	Period Ended August 31, 2014 (1)
Change in net assets resulting from:

Operations:
Net investment income	$4,795	$873,167	$3,069	$427,420	$1,723
Net realized gain on investments	2,803	2,121,490	1,491	1,062,206	395
Net change in unrealized appreciation on investments	54,210	8,517,785	38,672	4,359,188	27,827

Change in net assets resulting from operations	61,808	11,512,442	43,232	5,848,814	29,945

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	(332,895)	—	(170,299)	—
Institutional class of shares	—	(54,556)	—	(44,843)	—
Retirement class R-3 of shares	—	(181,348)	—	(91,202)	—
Retirement class R-6 of shares	—	(547,677)	—	(199,894)	—
Distributions to shareholders from net realized gain on investments:
lnvestor class of shares	—	(43,306)	—	(21,065)	—
Institutional class of shares	—	(6,792)	—	(5,295)	—
Retirement class R-3 of shares	—	(24,607)	—	(11,845)	—
Retirement class R-6 of shares	—	(66,599)	—	(22,977)	—

Change in net assets resulting from distributions to shareholders	—	(1,257,780)	—	(567,420)	—

Capital stock transactions:
Proceeds from sale of shares	1,577,933	75,680,920 (2)	1,094,155	41,973,156 (2)	1,117,065
Net asset value of shares issued to shareholders in payment of distributions declared	—	1,257,780	—	567,420	—
Cost of shares redeemed	(84,121)	(14,312,615)	(82,427)	(9,411,899)	(366,957)

Change in net assets resulting from capital stock transactions	1,493,812	62,626,085	1,011,728	33,128,677	750,108

Change in net assets	1,555,620	72,880,747	1,054,960	38,410,071	780,053

Net assets:

End of period	$1,555,620	$72,880,747	$1,054,960	$38,410,071	$780,053

Undistributed net investment income included in net assets at end of period	$4,811	$338,260	$3,093	$164,925	$1,743

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of September 1, 2013. See Note 4, subsection In-Kind Transfers, in the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

33

Statements of Changes in Net Assets	BMO Funds

	Diversified Income Fund		Moderate Balanced Fund		Growth Balanced Fund
	Period Ended August 31, 2014 (1)		Period Ended August 31, 2014 (1)		Period Ended August 31, 2014 (1)
Change in net assets resulting from:

Operations:
Net investment income	$880,416		$709,617		$1,989,859
Net realized gain on investments	316,340		376,218		1,879,959
Net change in unrealized appreciation on investments	1,125,420		2,133,436		11,351,850

Change in net assets resulting from operations	2,322,176		3,219,271		15,221,668

Capital stock transactions:
Proceeds from sale of shares	164,350,746	(2)	163,778,537	(2)	592,771,447	(2)
Cost of shares redeemed	(7,869,795)		(8,763,252)		(14,881,172)

Change in net assets resulting from capital stock transactions	156,480,951		155,015,285		577,890,275

Change in net assets	158,803,127		158,234,556		593,111,943

Net assets:

End of period	$158,803,127		$158,234,556		$593,111,943

Undistributed net investment income included in net assets at end of period	$885,448		$715,744		$2,018,720

(1)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of June 1, 2014. See Note 4, subsection In-Kind Transfers, in the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

34

Statements of Changes in Net Assets	BMO Funds

	Aggressive Allocation Fund		Diversified Stock Fund		Aggressive Stock Fund
	Period Ended August 31, 2014 (1)		Period Ended August 31, 2014 (1)		Period Ended August 31, 2014 (1)
Change in net assets resulting from:

Operations:
Net investment income	$320,349		$263,995		$95,737
Net realized gain on investments	388,341		569,370		151,547
Net change in unrealized appreciation on investments	3,941,365		5,499,242		2,716,445

Change in net assets resulting from operations	4,650,055		6,332,607		2,963,729

Capital stock transactions:
Proceeds from sale of shares	154,470,005	(2)	179,199,755	(2)	94,629,572	(2)
Cost of shares redeemed	(6,289,732)		(5,842,063)		(3,078,987)

Change in net assets resulting from capital stock transactions	148,180,273		173,357,692		91,550,585

Change in net assets	152,830,328		179,690,299		94,514,314

Net assets:

End of period	$152,830,328		$179,690,299		$94,514,314

Undistributed net investment income included in net assets at end of period	$346,689		$291,880		$102,258

(1)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital received via non-taxable in-kind transfers of assets and liabilities of a corresponding affiliated unregistered collective investment trust previously managed by the Adviser effective as of June 1, 2014. See Note 4, subsection In-Kind Transfers, in the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

35

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (2)
2010 Fund
2014	$10.00	$0.20	$0.99	$1.19	$(0.12)	$(0.02)	$(0.14)	$11.05	12.03%	1.08%	0.33%	1.92%	$7,120	45%
2015 Fund
2014(5)	10.00	0.02	0.72	0.74	—	—	—	10.74	7.40	73.54	0.33	1.23	229	29
2020 Fund
2014	10.00	0.18	1.35	1.53	(0.15)	(0.04)	(0.19)	11.34	15.43	0.63	0.33	1.72	32,064	35
2025 Fund
2014(5)	10.00	0.01	0.77	0.78	—	—	—	10.78	7.80	24.60	0.33	0.56	289	22
2030 Fund
2014	10.00	0.15	1.66	1.81	(0.18)	(0.02)	(0.20)	11.61	18.26	0.66	0.37	1.40	33,059	29
2035 Fund
2014(5)	10.00	0.00	0.71	0.71	—	—	—	10.71	7.10	23.63	0.37	0.16	348	29
2040 Fund
2014	10.00	0.14	1.82	1.96	(0.19)	(0.02)	(0.21)	11.75	19.81	0.76	0.36	1.45	18,090	22
2045 Fund
2014(5)	10.00	0.00	0.84	0.84	—	—	—	10.84	8.40	33.37	0.36	0.04	154	35
2050 Fund
2014	10.00	0.14	1.81	1.95	(0.17)	(0.02)	(0.19)	11.76	19.69	1.08	0.36	1.36	11,231	28
2055 Fund
2014(5)	10.00	0.00	0.85	0.85	—	—	—	10.85	8.50	50.05	0.36	0.07	143	123
Diversified Income Fund
2014(6)	10.00	0.03	0.11	0.14	—	—	—	10.14	1.40	0.60	0.33	1.17	25,931	10
Moderate Balanced Fund
2014(6)	10.00	0.04	0.16	0.20	—	—	—	10.20	2.00	0.60	0.30	1.60	24,928	8
Growth Balanced Fund
2014(6)	10.00	0.03	0.23	0.26	—	—	—	10.26	2.60	0.47	0.33	1.14	184,860	6
Aggressive Allocation Fund
2014(6)	10.00	0.02	0.29	0.31	—	—	—	10.31	3.10	0.60	0.30	0.73	46,520	6
Diversified Stock Fund
2014(6)	10.00	0.01	0.35	0.36	—	—	—	10.36	3.60	0.58	0.36	0.42	63,049	3
Aggressive Stock Fund
2014(6)	10.00	0.01	0.31	0.32	—	—	—	10.32	3.20	0.71	0.21	0.26	34,902	5

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

36

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)				Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses (2)	Net Expenses (2)		Net investment income (2)
2010 Fund
2014	$10.00	$0.22	$1.00	$1.22	$(0.13)	$(0.02)	$(0.15)	$11.07	12.32%	0.83%	0.08%		2.10%	$931	45%
2015 Fund
2014(5)	10.00	0.05	0.72	0.77	—	—	—	10.77	7.70	73.29	0.08		1.68	105	29
2020 Fund
2014	10.00	0.22	1.34	1.56	(0.16)	(0.04)	(0.20)	11.36	15.73	0.38	0.08		2.11	3,240	35
2025 Fund
2014(5)	10.00	0.08	0.72	0.80	—	—	—	10.80	8.00	24.35	0.08		1.11	3	22
2030 Fund
2014	10.00	0.18	1.66	1.84	(0.19)	(0.02)	(0.21)	11.63	18.55	0.41	0.12		1.70	5,286	29
2035 Fund
2014(5)	10.00	0.05	0.67	0.72	—	—	—	10.72	7.20	23.38	0.12		0.70	4	29
2040 Fund
2014	10.00	0.17	1.82	1.99	(0.20)	(0.02)	(0.22)	11.77	20.10	0.51	0.11		1.45	3,602	22
2045 Fund
2014(5)	10.00	0.04	0.82	0.86	—	—	—	10.86	8.60	33.12	0.11		0.51	3	35
2050 Fund
2014	10.00	0.17	1.81	1.98	(0.18)	(0.02)	(0.20)	11.78	19.98	0.83	0.11		1.48	3,007	28
2055 Fund
2014(5)	10.00	0.03	0.84	0.87	—	—	—	10.87	8.70	49.80	0.11		0.97	106	123
Diversified Income Fund
2014(6)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.35	0.08		1.41	29,082	10
Moderate Balanced Fund
2014(6)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.35	0.05		1.82	17,704	8
Growth Balanced Fund
2014(6)	10.00	0.04	0.22	0.26	—	—	—	10.26	2.60	0.22	0.08		1.39	79,584	6
Aggressive Allocation Fund
2014(6)	10.00	0.02	0.30	0.32	—	—	—	10.32	3.20	0.35	0.05		0.96	18,598	6
Diversified Stock Fund
2014(6)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.33	0.11		0.66	27,401	3
Aggressive Stock Fund
2014(6)	10.00	0.01	0.32	0.33	—	—	—	10.33	3.30	0.46	0.00	(7)	0.51	6,181	5

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(7)	Please refer to Note 5, subsection Investment Adviser Fee and Other Transactions with Affiliates, in the Notes to Financial Statements.

(See Notes which are an integral part of the Financial Statements)

37

Financial Highlights—Retirement Class R-3 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses (2)	Net Expenses (2)	Net investment income (2)
2010 Fund
2014	$10.00	$0.19	$0.98	$1.17	$(0.12)	$(0.02)	$(0.14)	$11.03	11.74%	1.33%	0.58%	1.64%	$4,283	45%
2015 Fund
2014(5)	10.00	0.03	0.69	0.72	—	—	—	10.72	7.20	73.79	0.58	1.18	105	29
2020 Fund
2014	10.00	0.15	1.36	1.51	(0.14)	(0.04)	(0.18)	11.33	15.23	0.88	0.58	1.28	23,025	35
2025 Fund
2014(5)	10.00	0.04	0.72	0.76	—	—	—	10.76	7.60	24.85	0.58	0.59	2	22
2030 Fund
2014	10.00	0.13	1.65	1.78	(0.17)	(0.02)	(0.19)	11.59	17.98	0.91	0.62	1.21	20,329	29
2035 Fund
2014(5)	10.00	0.01	0.67	0.68	—	—	—	10.68	6.80	23.88	0.62	0.19	3	29
2040 Fund
2014	10.00	0.11	1.82	1.93	(0.19)	(0.02)	(0.21)	11.72	19.42	1.01	0.61	0.97	11,429	22
2045 Fund
2014(5)	10.00	0.00	0.82	0.82	—	—	—	10.82	8.20	33.62	0.61	0.01	3	35
2050 Fund
2014	10.00	0.11	1.82	1.93	(0.17)	(0.02)	(0.19)	11.74	19.40	1.33	0.61	0.87	6,826	28
2055 Fund
2014(5)	10.00	0.01	0.83	0.84	—	—	—	10.84	8.40	50.30	0.61	0.44	54	123
Diversified Income Fund
2014(6)	10.00	0.02	0.12	0.14	—	—	—	10.14	1.40	0.85	0.58	0.91	11,583	10
Moderate Balanced Fund
2014(6)	10.00	0.03	0.17	0.20	—	—	—	10.20	2.00	0.85	0.55	1.33	19,949	8
Growth Balanced Fund
2014(6)	10.00	0.02	0.23	0.25	—	—	—	10.25	2.50	0.72	0.58	0.89	44,647	6
Aggressive Allocation Fund
2014(6)	10.00	0.01	0.29	0.30	—	—	—	10.30	3.00	0.85	0.55	0.46	31,065	6
Diversified Stock Fund
2014(6)	10.00	0.00	0.35	0.35	—	—	—	10.35	3.50	0.83	0.61	0.16	16,200	3
Aggressive Stock Fund
2014(6)	10.00	0.00	0.31	0.31	—	—	—	10.31	3.10	0.96	0.46	0.01	12,987	5

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

38

Financial Highlights—Retirement Class R-6 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses (2)	Net Expenses (2)(7)	Net investment income (2)
2010 Fund
2014	$10.00	$0.25	$0.99	$1.24	$(0.14)	$(0.02)	$(0.16)	$11.08	12.47%	0.68%	0.00%	2.31%	$20,128	45%
2015 Fund
2014(5)	10.00	0.08	0.70	0.78	—	—	—	10.78	7.80	73.14	0.00	1.75	174	29
2020 Fund
2014	10.00	0.22	1.36	1.58	(0.16)	(0.04)	(0.20)	11.38	15.98	0.23	0.00	1.97	59,502	35
2025 Fund
2014(5)	10.00	0.05	0.76	0.81	—	—	—	10.81	8.10	24.20	0.00	1.39	1,363	22
2030 Fund
2014	10.00	0.19	1.66	1.85	(0.19)	(0.02)	(0.21)	11.64	18.70	0.26	0.00	1.50	48,829	29
2035 Fund
2014(5)	10.00	0.04	0.69	0.73	—	—	—	10.73	7.30	23.23	0.00	1.06	1,201	29
2040 Fund
2014	10.00	0.18	1.83	2.01	(0.21)	(0.02)	(0.23)	11.78	20.26	0.36	0.00	1.39	39,760	22
2045 Fund
2014(5)	10.00	0.04	0.83	0.87	—	—	—	10.87	8.70	32.97	0.00	0.93	895	35
2050 Fund
2014	10.00	0.18	1.83	2.01	(0.19)	(0.02)	(0.21)	11.80	20.24	0.68	0.00	1.39	17,346	28
2055 Fund
2014(5)	10.00	0.03	0.86	0.89	—	—	—	10.89	8.90	49.65	0.00	0.84	477	123
Diversified Income Fund
2014(6)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.20	0.00	1.57	92,207	10
Moderate Balanced Fund
2014(6)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.20	0.00	1.99	95,654	8
Growth Balanced Fund
2014(6)	10.00	0.04	0.23	0.27	—	—	—	10.27	2.70	0.07	0.00	1.54	284,021	6
Aggressive Allocation Fund
2014(6)	10.00	0.03	0.29	0.32	—	—	—	10.32	3.20	0.20	0.00	1.11	56,647	6
Diversified Stock Fund
2014(6)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.18	0.00	0.82	73,040	3
Aggressive Stock Fund
2014(6)	10.00	0.02	0.31	0.33	—	—	—	10.33	3.30	0.31	0.00	0.66	40,444	5

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(7)	Please refer to Note 5, subsection Investment Adviser Fee and Other Transactions with Affiliates, in the Notes to Financial Statements.

(See Notes which are an integral part of the Financial Statements)

39

August 31, 2014

Notes to Financial Statements	BMO Funds

1.	Organization

BMO Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2014, the Corporation consisted of 46 portfolios. As of August 31, 2014, this annual report includes 10 target retirement and 6 target risk diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), each with Investor, Institutional, Retirement R-3 and Retirement R-6 classes of shares. As of August 31, 2014, the Corporation also consisted of 30 other portfolios whose annual report is available under a separate cover. BMO Asset Management Corp. serves as the Funds’ investment adviser (the “Adviser”), a Delaware corporation headquartered in Chicago, Illinois that is a wholly-owned subsidiary of BMO Financial Corp.

BMO Fund names as displayed throughout this report	Fund Inception Date	Investment Objective
Target Retirement
2010 Fund	August 30, 2013

The investment objective of each Target Retirement Fund is to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

2015 Fund	December 27, 2013
2020 Fund	August 30, 2013
2025 Fund	December 27, 2013
2030 Fund	August 30, 2013
2035 Fund	December 27, 2013
2040 Fund	August 30, 2013
2045 Fund	December 27, 2013
2050 Fund	August 30, 2013
2055 Fund	December 27, 2013
Target Risk
Diversified Income Fund	May 30, 2014	To provide total return primarily from income, secondarily from appreciation.
Moderate Balanced Fund	May 30, 2014	To provide total investment return from income and appreciation.
Growth Balanced Fund	May 30, 2014	To provide total investment return from income and appreciation.
Aggressive Allocation Fund	May 30, 2014	To provide total investment return from income and appreciation.
Diversified Stock Fund	May 30, 2014	To provide total investment return primarily from appreciation, secondarily from income.
Aggressive Stock Fund	May 30, 2014	To provide capital appreciation.

The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

Target Risk Fund	Equity	Fixed Income	Money Market Funds
Diversified Income Fund	10%–30%	70%–90%	0%–10%
Moderate Balanced Fund	30%–50%	50%–70%	0%–10%
Growth Balanced Fund	50%–70%	30%–50%	0%–10%
Aggressive Allocation Fund	70%–90%	10%–30%	0%–10%
Diversified Stock Fund	90%–100%	0%	0%–10%
Aggressive Stock Fund	90%–100%	0%	0%–10%

Each Fund seeks to achieve its investment objectives by investing in a mix of BMO Funds and unaffiliated mutual funds. The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Each Fund is considered a “fund of funds” because it invests in other mutual funds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.

2.	Significant Accounting Policies

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value

40

BMO Funds

determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

The Pricing Committee may determine that a security needs to be fair valued. In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Fund to do the same because of delays in obtaining the underlying fund’s NAV.

Investment Income, Expenses, and Distributions—Investment income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution, administration and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as shareholder servicing fees, are allocated directly to that class.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Securities of Other Investment Companies & Underlying Fund Investment Risk—The Funds may invest in the securities of other investment companies, including exchange-traded funds, within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Funds also may invest in investment companies that are not organized under the laws of the United States. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurements

Fair Valuation Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in

41

Notes to Financial Statements (continued)

accordance with U.S. GAAP and IFRS. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended August 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. The Funds did not hold any Level 2 or Level 3 securities as of August 31, 2014. It is the Funds’ policy to recognize transfers between category levels at the end of the period.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Funds’ assets:

	2010 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$31,935,401	$—	$—	$31,935,401
Short-Term Investments	464,442	—	—	464,442

Total	$32,399,843	$—	$—	$32,399,843

	2015 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$594,733	$—	$—	$594,733
Short-Term Investments	18,590	—	—	18,590

Total	$613,323	$—	$—	$613,323

	2020 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$116,398,035	$—	$—	$116,398,035
Short-Term Investments	1,261,578	—	—	1,261,578

Total	$117,659,613	$—	$—	$117,659,613

	2025 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,614,942	$—	$—	$1,614,942
Short-Term Investments	33,092	—	—	33,092

Total	$1,648,034	$—	$—	$1,648,034

	2030 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$106,276,810	$—	$—	$106,276,810
Short-Term Investments	948,046	—	—	948,046

Total	$107,224,856	$—	$—	$107,224,856

	2035 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,518,826	$—	$—	$1,518,826
Short-Term Investments	30,479	—	—	30,479

Total	$1,549,305	$—	$—	$1,549,305

	2040 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$71,947,379	$—	$—	$71,947,379
Short-Term Investments	752,478	—	—	752,478

Total	$72,699,857	$—	$—	$72,699,857

	2045 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,028,608	$—	$—	$1,028,608
Short-Term Investments	22,624	—	—	22,624

Total	$1,051,232	$—	$—	$1,051,232

	2050 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$37,684,520	$—	$—	$37,684,520
Short-Term Investments	607,458	—	—	607,458

Total	$38,291,978	$—	$—	$38,291,978

	2055 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$752,706	$—	$—	$752,706
Short-Term Investments	19,730	—	—	19,730

Total	$772,436	$—	$—	$772,436

	Diversified Income Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$154,280,899	$—	$—	$154,280,899
Short- Term Investments	4,098,825	—	—	4,098,825

Total	$158,379,724	$—	$—	$158,379,724

	Moderate Balanced Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$149,983,624	$—	$—	$149,983,624
Short-Term Investments	4,993,805	—	—	4,993,805

Total	$154,977,429	$—	$—	$154,977,429

	Growth Balanced Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$584,499,302	$—	$—	$584,499,302
Short-Term Investments	8,145,234	—	—	8,145,234

Total	$592,644,536	$—	$—	$592,644,536

	Aggressive Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$151,195,758	$—	$—	$151,195,758
Short-Term Investments	1,645,381	—	—	1,645,381

Total	$152,841,139	$—	$—	$152,841,139

	Diversified Stock Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$177,757,073	$—	$—	$177,757,073
Short-Term Investments	1,860,257	—	—	1,860,257

Total	$179,617,330	$—	$—	$179,617,330

	Aggressive Stock Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$93,389,097	$—	$—	$93,389,097
Short-Term Investments	920,586	—	—	920,586

Total	$94,309,683	$—	$—	$94,309,683

42

BMO Funds

4.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund
	Year Ended August 31, 2014	Period Ended August 31, 2014(1)	Year Ended August 31, 2014	Period Ended August 31, 2014(1)	Year Ended August 31, 2014
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$8,444,326 (2)	$227,520	$36,263,814 (2)	$298,772	$34,938,990 (2)
Institutional class of shares	923,868 (2)	102,500	3,583,055 (2)	2,500	5,469,509 (2)
Retirement class R-3 of shares	5,408,352 (2)	102,500	25,200,708 (2)	2,500	22,789,755 (2)
Retirement class R-6 of shares	23,584,300 (2)	442,187	61,485,469 (2)	1,316,991	48,088,165 (2)

Net proceeds from sale of shares	$38,360,846	$874,707	$126,533,046	$1,620,763	$111,286,419
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$89,569	$—	$536,963	$—	$552,937
Institutional class of shares	11,473	—	53,586	—	101,230
Retirement class R-3 of shares	61,234	—	336,026	—	364,920
Retirement class R-6 of shares	307,966	—	955,502	—	675,055

Net proceeds from shares issued	$470,242	$—	$1,882,077	$—	$1,694,142
Cost of shares redeemed:
Investor class of shares	$(2,064,040)	$(1,167)	$(8,518,577)	$(14,966)	$(6,916,070)
Institutional class of shares	(86,766)	—	(743,132)	—	(1,034,034)
Retirement class R-3 of shares	(1,649,534)	—	(5,173,982)	—	(5,574,411)
Retirement class R-6 of shares	(5,872,291)	(274,889)	(9,692,245)	(8,506)	(5,613,581)

Net cost of shares redeemed	$(9,672,631)	$(276,056)	$(24,127,936)	$(23,472)	$(19,138,096)

Net change resulting from fund share transactions in dollars	$29,158,457	$598,651	$104,287,187	$1,597,291	$93,842,465

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	830,271 (2)	21,482	3,561,428 (2)	28,228	3,417,671 (2)
Institutional class of shares	91,093 (2)	9,729	348,726 (2)	250	537,594 (2)
Retirement class R-3 of shares	536,623 (2)	9,756	2,480,350 (2)	250	2,228,554 (2)
Retirement class R-6 of shares	2,340,155 (2)	42,890	6,042,340 (2)	126,860	4,652,066 (2)

Net sale of shares	3,798,142	83,857	12,432,844	155,588	10,835,885
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	8,596	—	50,609	—	51,245
Institutional class of shares	1,101	—	5,051	—	9,382
Retirement class R-3 of shares	5,877	—	31,670	—	33,820
Retirement class R-6 of shares	29,555	—	90,057	—	62,563

Net shares issued	45,129	—	177,387	—	157,010
Shares redeemed:
Investor class of shares	(194,681)	(109)	(785,722)	(1,421)	(620,827)
Institutional class of shares	(8,166)	—	(68,669)	—	(92,342)
Retirement class R-3 of shares	(154,354)	—	(479,196)	—	(507,796)
Retirement class R-6 of shares	(553,682)	(26,698)	(902,430)	(800)	(519,721)

Net shares redeemed	(910,883)	(26,807)	(2,236,017)	(2,221)	(1,740,686)

Net change resulting from fund share transactions in shares	2,932,388	57,050	10,374,214	153,367	9,252,209

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital and shares, respectively per fund, received via non-taxable in-kind transfer of assets and liabilities of five corresponding affiliated unregistered collective investment trusts previously managed by the Adviser effective as of September 1, 2013.

43

Notes to Financial Statements (continued)

	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund
	Period Ended August 31, 2014(1)	Year Ended August 31, 2014	Period Ended August 31, 2014(1)	Year Ended August 31, 2014	Period Ended August 31, 2014(1)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$375,467	$21,764,442 (2)	$152,476	$13,318,979 (2)	$147,602
Institutional class of shares	3,500	3,510,144 (2)	2,500	3,088,804 (2)	102,500
Retirement class R-3 of shares	2,500	12,049,884 (2)	2,500	7,322,551 (2)	52,500
Retirement class R-6 of shares	1,196,466	38,356,450 (2)	936,679	18,242,822 (2)	814,463

Net proceeds from sale of shares	$1,577,933	$75,680,920	$1,094,155	$41,973,156	$1,117,065
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$—	$376,202	$—	$191,364	$—
Institutional class of shares	—	61,347	—	50,138	—
Retirement class R-3 of shares	—	205,955	—	103,047	—
Retirement class R-6 of shares	—	614,276	—	222,871	—

Net proceeds from shares issued	$—	$1,257,780	$—	$567,420	$—
Cost of shares redeemed:
Investor class of shares	$(34,900)	$(7,024,739)	$(1,440)	$(4,013,466)	$(8,169)
Institutional class of shares	—	(446,128)	—	(578,907)	—
Retirement class R-3 of shares	—	(2,509,029)	—	(1,590,524)	—
Retirement class R-6 of shares	(49,221)	(4,332,719)	(80,987)	(3,229,002)	(358,788)

Net cost of shares redeemed	$(84,121)	$(14,312,615)	$(82,427)	$(9,411,899)	$(366,957)

Net change resulting from fund share transactions in dollars	$1,493,812	$62,626,085	$1,011,728	$33,128,677	$750,108

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	35,809	2,130,692 (2)	14,385	1,293,640 (2)	13,900
Institutional class of shares	350	340,527 (2)	250	301,847 (2)	9,729
Retirement class R-3 of shares	250	1,179,810 (2)	250	713,221 (2)	4,998
Retirement class R-6 of shares	116,656	3,708,666 (2)	89,874	1,743,673 (2)	78,219

Net sale of shares	153,065	7,359,695	104,759	4,052,381	106,846
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	34,577	—	17,556	—
Institutional class of shares	—	5,638	—	4,600	—
Retirement class R-3 of shares	—	18,930	—	9,454	—
Retirement class R-6 of shares	—	56,459	—	20,447	—

Net shares issued	—	115,604	—	52,057	—
Shares redeemed:
Investor class of shares	(3,324)	(625,138)	(137)	(356,507)	(754)
Institutional class of shares	—	(40,068)	—	(51,293)	—
Retirement class R-3 of shares	—	(223,919)	—	(141,433)	—
Retirement class R-6 of shares	(4,677)	(389,814)	(7,522)	(293,759)	(34,355)

Net shares redeemed	(8,001)	(1,278,939)	(7,659)	(842,992)	(35,109)

Net change resulting from fund share transactions in shares	145,064	6,196,360	97,100	3,261,446	71,737

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital and shares, respectively per fund, received via non-taxable in-kind transfer of assets and liabilities of five corresponding affiliated unregistered collective investment trusts previously managed by the Adviser effective as of September 1, 2013.

44

BMO Funds

	Diversified Income Fund	Moderate Balanced Fund	Growth Balanced Fund	Aggressive Allocation Fund	Diversified Stock Fund	Aggressive Stock Fund
	Period Ended August 31, 2014(1)	Period Ended August 31, 2014(1)	Period Ended August 31, 2014(1)	Period Ended August 31, 2014(1)	Period Ended August 31, 2014(1)	Period Ended August 31, 2014(1)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$26,863,822 (2)	$28,973,270 (2)	$185,451,014 (2)	$47,489,145 (2)	$62,275,294 (2)	$34,988,562 (2)
Institutional class of shares	29,561,175 (2)	17,641,173 (2)	78,542,686 (2)	18,535,936 (2)	26,737,271 (2)	6,119,456 (2)
Retirement class R-3 of shares	11,601,613 (2)	19,840,280 (2)	45,312,699 (2)	30,752,641 (2)	16,824,331 (2)	12,997,586 (2)
Retirement class R-6 of shares	96,324,136 (2)	97,323,814 (2)	283,465,048 (2)	57,692,283 (2)	73,362,859 (2)	40,523,968 (2)

Net proceeds from sale of shares	$164,350,746	$163,778,537	$592,771,447	$154,470,005	$179,199,755	$94,629,572
Cost of shares redeemed:
Investor class of shares	$(1,300,117)	$(4,580,688)	$(5,264,270)	$(2,404,890)	$(1,417,088)	$(1,155,494)
Institutional class of shares	(907,358)	(293,406)	(995,252)	(495,283)	(296,705)	(136,908)
Retirement class R-3 of shares	(173,905)	(270,336)	(1,751,595)	(605,882)	(1,188,319)	(415,385)
Retirement class R-6 of shares	(5,488,415)	(3,618,822)	(6,870,055)	(2,783,677)	(2,939,951)	(1,371,200)

Net cost of shares redeemed	$(7,869,795)	$(8,763,252)	$(14,881,172)	$(6,289,732)	$(5,842,063)	$(3,078,987)

Net change resulting from fund share transactions in dollars	$156,480,951	$155,015,285	$577,890,275	$148,180,273	$173,357,692	$91,550,585

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	2,686,197 (2)	2,896,349 (2)	18,542,806 (2)	4,747,721 (2)	6,224,504 (2)	3,495,352 (2)
Institutional class of shares	2,955,772 (2)	1,763,202 (2)	7,852,261 (2)	1,851,897 (2)	2,672,439 (2)	611,896 (2)
Retirement class R-3 of shares	1,159,950 (2)	1,983,149 (2)	4,529,729 (2)	3,074,328 (2)	1,681,553 (2)	1,299,504 (2)
Retirement class R-6 of shares	9,626,920 (2)	9,723,962 (2)	28,341,116 (2)	5,762,900 (2)	7,332,437 (2)	4,049,316 (2)

Net sale of shares	16,428,839	16,366,662	59,265,912	15,436,846	17,910,933	9,456,068
Shares redeemed:
Investor class of shares	(129,634)	(453,086)	(520,157)	(235,647)	(138,914)	(113,903)
Institutional class of shares	(90,373)	(29,109)	(98,268)	(49,233)	(29,289)	(13,347)
Retirement class R-3 of shares	(17,272)	(26,717)	(174,198)	(59,360)	(116,952)	(40,435)
Retirement class R-6 of shares	(545,404)	(358,335)	(678,772)	(274,212)	(289,540)	(134,772)

Net shares redeemed	(782,683)	(867,247)	(1,471,395)	(618,452)	(574,695)	(302,457)

Net change resulting from fund share transactions in shares	15,646,156	15,499,415	57,794,517	14,818,394	17,336,238	9,153,611

(1)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(2)	Includes paid-in-capital and shares, respectively per fund, received via non-taxable in-kind transfer of assets and liabilities of six corresponding affiliated unregistered collective investment trusts previously managed by the Adviser effective as of June 1, 2014.

45

Notes to Financial Statements (continued)

In-Kind Transfers—On September 1, 2013, the 2010 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund received an in-kind transfer of assets and liabilities from five corresponding affiliated unregistered collective investment trusts previously managed by the Adviser. The transfer was a non-taxable exchange whereby the Funds issued ownership shares equal to the value of the net assets received as of transfer date. For financial reporting purposes, net assets received and shares issued by the Funds were recorded at value and the collective funds’ historical cost basis was retained as a result of the non-taxable nature of the transfer. The characteristics of the value received are presented as follows:

Fund/Class	Paid-in-capital value received	Shares issued	Fund/Character of value received	Value received
2010 Fund
			Investment cost in affiliated issuers	$11,302,664
Investor Class	$6,327,088	632,709	Investment cost in unaffiliated issuers	17,101,716
Institutional Class	693,975	69,397	Net unrealized appreciation in affiliated issuer investments	996,948
Retirement Class R-3	4,639,907	463,991	Net unrealized appreciation in unaffiliated issuer investments	2,723,152
Retirement Class R-6	20,479,098	2,047,910	Other accruals	15,588

Total	$32,140,068	3,214,007	Total	$32,140,068

2020 Fund
			Investment cost in affiliated issuers	$34,450,745
Investor Class	$28,107,616	2,810,762	Investment cost in unaffiliated issuers	47,067,195
Institutional Class	2,173,379	217,338	Net unrealized appreciation in affiliated issuer investments	4,454,995
Retirement Class R-3	20,012,791	2,001,279	Net unrealized appreciation in unaffiliated issuer investments	11,856,813
Retirement Class R-6	47,552,731	4,755,273	Other accruals	16,769

Total	$97,846,517	9,784,652	Total	$97,846,517

2030 Fund
			Investment cost in affiliated issuers	$27,260,398
Investor Class	$27,202,497	2,720,250	Investment cost in unaffiliated issuers	36,697,923
Institutional Class	4,372,379	437,238	Net unrealized appreciation in affiliated issuer investments	4,211,060
Retirement Class R-3	16,268,254	1,626,825	Net unrealized appreciation in unaffiliated issuer investments	11,335,296
Retirement Class R-6	31,648,762	3,164,876	Other accruals	(12,785)

Total	$79,491,892	7,949,189	Total	$79,491,892

2040 Fund
			Investment cost in affiliated issuers	$18,454,805
Investor Class	$17,249,477	1,724,948	Investment cost in unaffiliated issuers	25,388,103
Institutional Class	2,400,488	240,049	Net unrealized appreciation in affiliated issuer investments	3,297,588
Retirement Class R-3	9,517,093	951,709	Net unrealized appreciation in unaffiliated issuer investments	8,358,167
Retirement Class R-6	26,313,130	2,631,313	Other accruals	(18,475)

Total	$55,480,188	5,548,019	Total	$55,480,188

2050 Fund
			Investment cost in affiliated issuers	$9,452,021
Investor Class	$9,543,609	954,361	Investment cost in unaffiliated issuers	13,137,723
Institutional Class	2,387,639	238,764	Net unrealized appreciation in affiliated issuer investments	1,564,670
Retirement Class R-3	5,368,700	536,870	Net unrealized appreciation in unaffiliated issuer investments	3,849,209
Retirement Class R-6	10,694,390	1,069,439	Other accruals	(9,285)

Total	$27,994,338	2,799,434	Total	$27,994,338

On June 1, 2014, the Diversified Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Allocation Fund, Diversified Stock Fund and Aggressive Stock Fund Fund received an in-kind transfer of assets and liabilities from six corresponding affiliated unregistered collective investment trusts previously managed by the Adviser. The transfer was a non-taxable exchange whereby the Funds issued ownership shares equal to the value of the net assets received as of transfer date. For financial reporting purposes, net assets received and shares issued by the Funds were recorded at value and the collective funds’ historical cost basis was retained as a result of the non-taxable nature of the transfer. The characteristics of the value received are presented as follows:

46

BMO Funds

Fund/Class	Paid-in-capital value received	Shares issued	Fund/Character of value received	Value received
Diversified Income Fund
			Investment cost in affiliated issuers	$75,850,167
Investor Class	$26,415,588	2,641,559	Investment cost in unaffiliated issuers	64,720,302
Institutional Class	28,821,852	2,882,185	Net unrealized appreciation in affiliated issuer investments	6,929,213
Retirement Class R-3	11,289,641	1,128,964	Net unrealized appreciation in unaffiliated issuer investments	9,399,839
Retirement Class R-6	90,566,795	9,056,680	Other accruals	194,355

Total	$157,093,876	15,709,388	Total	$157,093,876

Moderate Balanced Fund
			Investment cost in affiliated issuers	$66,392,992
Investor Class	$27,645,595	2,764,559	Investment cost in unaffiliated issuers	64,684,091
Institutional Class	16,789,517	1,678,951	Net unrealized appreciation in affiliated issuer investments	8,363,841
Retirement Class R-3	19,119,057	1,911,906	Net unrealized appreciation in unaffiliated issuer investments	16,008,638
Retirement Class R-6	92,013,574	9,201,358	Other accruals	118,181

Total	$155,567,743	15,556,774	Total	$155,567,743

Growth Balanced Fund
			Investment cost in affiliated issuers	221,375,090
Investor Class	$183,590,278	18,359,028	Investment cost in unaffiliated issuers	218,199,674
Institutional Class	77,133,582	7,713,358	Net unrealized appreciation in affiliated issuer investments	43,925,600
Retirement Class R-3	44,053,130	4,405,313	Net unrealized appreciation in unaffiliated issuer investments	100,251,759
Retirement Class R-6	279,142,374	27,914,237	Other accruals	167,241

Total	$583,919,364	58,391,936	Total	$583,919,364

Aggressive Allocation Fund
			Investment cost in affiliated issuers	51,338,733
Investor Class	$46,390,430	4,639,043	Investment cost in unaffiliated issuers	54,212,220
Institutional Class	17,787,183	1,778,718	Net unrealized appreciation in affiliated issuer investments	12,139,920
Retirement Class R-3	30,161,125	3,016,113	Net unrealized appreciation in unaffiliated issuer investments	30,935,962
Retirement Class R-6	54,268,537	5,426,854	Other accruals	(19,560)

Total	$148,607,275	14,860,728	Total	$148,607,275

Diversified Stock Fund
			Investment cost in affiliated issuers	54,045,119
Investor Class	$60,869,355	6,086,936	Investment cost in unaffiliated issuers	58,154,653
Institutional Class	26,118,013	2,611,801	Net unrealized appreciation in affiliated issuer investments	17,316,140
Retirement Class R-3	16,325,182	1,632,518	Net unrealized appreciation in unaffiliated issuer investments	45,384,611
Retirement Class R-6	71,510,638	7,151,064	Other accruals	(77,335)

Total	$174,823,188	17,482,319	Total	$174,823,188

Aggressive Stock Fund
			Investment cost in affiliated issuers	35,079,105
Investor Class	$33,426,510	3,342,651	Investment cost in unaffiliated issuers	26,466,895
Institutional Class	6,083,059	608,306	Net unrealized appreciation in affiliated issuer investments	12,160,571
Retirement Class R-3	12,747,356	1,274,736	Net unrealized appreciation in unaffiliated issuer investments	17,462,606
Retirement Class R-6	38,881,161	3,888,116	Other accruals	(31,091)

Total	$91,138,086	9,113,809	Total	$91,138,086

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Advisory Fees—The Adviser does not receive an investment advisory fee for the services it performs for the Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the BMO Funds that serve as underlying funds.

Contractual Expense Limitation—The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding the levels set out in the table below through December 31, 2015. This agreement may not be terminated prior to December 31, 2015 without the consent of the

47

Notes to Financial Statements (continued)

Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

	Annualized Contractual Expense Limitation Exclusive of Acquired Fund Fees and Expenses					Annualized Contractual Expense Limitation inclusive of Acquired Fund Fees and Expenses per the Funds’ Prospectus Dated December 27, 2013
Fund	Investor Class	Institutional Class		Retirement Class R-3	Retirement Class R-6(1)	Investor Class	Institutional Class	Retirement Class R-3	Retirement Class R-6(1)
2010 Fund	0.33%	0.08%		0.58%	(0.07)%	0.88%	0.63%	1.13%	0.48%
2015 Fund	0.33	0.08		0.58	(0.07)	0.88	0.63	1.13	0.48
2020 Fund	0.33	0.08		0.58	(0.07)	0.94	0.69	1.19	0.54
2025 Fund	0.33	0.08		0.58	(0.07)	0.94	0.69	1.19	0.54
2030 Fund	0.37	0.12		0.62	(0.03)	1.01	0.76	1.26	0.61
2035 Fund	0.37	0.12		0.62	(0.03)	1.01	0.76	1.26	0.61
2040 Fund	0.36	0.11		0.61	(0.04)	1.01	0.76	1.26	0.61
2045 Fund	0.36	0.11		0.61	(0.04)	1.01	0.76	1.26	0.61
2050 Fund	0.36	0.11		0.61	(0.04)	1.01	0.76	1.26	0.61
2055 Fund	0.36	0.11		0.61	(0.04)	1.01	0.76	1.26	0.61
Diversified Income Fund	0.33	0.08		0.58	(0.07)	0.88	0.63	1.13	0.48
Moderate Balanced Fund	0.30	0.05		0.55	(0.10)	0.88	0.63	1.13	0.48
Growth Balanced Fund	0.33	0.08		0.58	(0.07)	0.94	0.69	1.19	0.54
Aggressive Allocation Fund	0.30	0.05		0.55	(0.10)	0.94	0.69	1.19	0.54
Diversified Stock Fund	0.36	0.11		0.61	(0.04)	1.01	0.76	1.26	0.61
Aggressive Stock Fund	0.21	(0.04	)(1)	0.46	(0.19)	1.01	0.76	1.26	0.61

(1)	As a result of reimbursing expenses inclusive of acquired fund expenses, the Adviser reimbursed amounts in excess of the respective share classes operating expenses. The aggregate excess reimbursement is accounted for as “Excess expense reimbursement from investment adviser” on the Statements of Operations.

Shareholder Servicing Fees—Under the terms of a Shareholder Services Agreement with the Adviser, each Fund pays the Adviser at the annual rate of 0.25% of average daily net assets of the Fund’s Investor Class shares for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts.

Distribution Services Fees—The Funds are subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Retirement Class R-3 shares. The Plan provides that the Fund may incur distribution expenses of 0.50% of the average daily net assets of the Fund’s Retirement Class R-3 shares.

Administration Fees—Each Fund pays the Adviser at the annual rate of 0.15% of average daily net assets per class (except the Retirement class R-6, which does not pay an Administration Fee).

For the year ended August 31, 2014, the Funds were charged the following Administration Fees per class:

Fund	Investor Class	Institutional Class	Retirement Class R-3
2010 Fund	$9,699	$1,239	$7,285
2015 Fund(1)	56	40	40
2020 Fund	45,131	4,328	32,380
2025 Fund(1)	71	3	2
2030 Fund	45,288	7,764	30,385
2035 Fund(1)	112	4	2
2040 Fund	27,354	4,682	16,767
2045 Fund(1)	54	2	3
2050 Fund	15,973	4,184	9,693
2055 Fund(1)	56	40	21
Diversified Income Fund (2)	9,881	10,930	4,306
Moderate Balanced Fund (2)	9,600	6,515	7,345
Growth Balanced Fund (2)	69,359	29,517	16,646
Aggressive Allocation Fund (2)	17,624	6,800	11,596
Diversified Stock Fund (2)	23,274	10,106	6,088
Aggressive Stock Fund (2)	12,788	2,336	4,890

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

Custodian Fees—BMO Harris Bank N.A. (“BMO Harris”) is the Funds’ custodian. BMO Harris receives fees based on 0.0050% on the first $10 billion average daily net assets, based on the collective net assets of the Corporation custodied by BMO Harris, and 0.0025% on all assets in excess of $10 billion.

48

BMO Funds

Investments in Affiliated Issuers—An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at year-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Funds owning in excess of 5% of the outstanding shares at year-end. The table below reflects transactions during the year with entities that are affiliates as of August 31, 2014.

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2010 Fund*
BMO Low Volatility Equity Fund	$—	$43,233	$126,052	$108,223	$588,766	$8,589	$14,927
BMO Dividend Income Fund	—	142,102	323,147	293,976	974,477	23,052	64,826
BMO Large-Cap Value Fund	—	159,432	345,066	245,897	817,009	7,840	86,950
BMO Mid-Cap Value Fund	—	125,778	207,760	323,828	586,074	4,447	91,042
BMO Mid-Cap Growth Fund	—	130,772	313,328	260,623	420,327	—	104,064
BMO Small-Cap Growth Fund	—	98,177	268,570	167,257	259,165	—	97,859
BMO Micro-Cap Fund	—	141,909	63,370	12,839	97,311	—	5,933
BMO Pyrford International Stock Fund	—	163,466	305,557	224,309	970,876	47,014	14,558
BMO LGM Emerging Markets Equity Fund	—	104,596	314,402	70,233	584,976	11,764	(22,204)
BMO TCH Core Plus Bond Fund	—	3,599,083	1,619,459	141,807	7,644,654	179,846	(31,120)
BMO Monegy High Yield Bond Fund	—	248,909	509,285	23,748	583,404	48,961	14,570
BMO LGM Frontier Markets Equity Fund	—	129,000	—	5,934	134,934	—	—
BMO Prime Money Market Fund	—	9,238,596	9,112,901	—	464,442	39	—

Totals	$—	$14,325,053	$13,508,897	$1,878,674	$14,126,415	$331,552	$441,405

2015 Fund**
BMO Low Volatility Equity Fund	$—	$12,846	$274	$406	$12,978	$47	$—
BMO Dividend Income Fund	—	18,879	1,222	837	18,502	82	8
BMO Large-Cap Value Fund	—	19,934	1,007	827	19,761	64	7
BMO Mid-Cap Value Fund	—	15,662	1,093	790	15,381	9	22
BMO Mid-Cap Growth Fund	—	13,685	1,423	540	12,837	—	35
BMO Small-Cap Growth Fund	—	11,247	3,302	133	7,959	—	(119)
BMO Micro-Cap Fund	—	2,888	592	85	2,366	—	(15)
BMO Pyrford International Stock Fund	—	24,021	889	115	23,238	164	(9)
BMO LGM Emerging Markets Equity Fund	—	15,929	793	797	15,945	—	12
BMO TCH Core Plus Bond Fund	—	119,673	5,531	1,287	115,417	852	(12)
BMO Monegy High Yield Bond Fund	—	14,426	5,768	(39)	8,575	199	(44)
BMO LGM Frontier Markets Equity Fund	—	2,986	—	65	3,051	—	—
BMO Prime Money Market Fund	—	399,424	380,834	—	18,590	1	—

Totals	$—	$671,600	$402,728	$5,843	$274,600	$1,418	$(115)

2020 Fund*
BMO Low Volatility Equity Fund	$—	$1,196,092	$219,790	$483,389	$3,528,590	$34,526	$27,512
BMO Dividend Income Fund	—	725,775	288,343	916,743	3,544,190	67,108	105,154
BMO Large-Cap Value Fund	—	1,686,438	647,401	1,162,159	4,967,888	34,601	251,128
BMO Mid-Cap Value Fund	—	717,033	716,173	1,419,248	3,417,584	23,479	452,401
BMO Mid-Cap Growth Fund	—	927,348	966,114	1,278,395	3,160,729	—	413,968
BMO Small-Cap Growth Fund	—	1,158,936	1,935,602	999,069	2,110,646	—	488,448
BMO Micro-Cap Fund	—	733,300	236,914	77,570	586,957	—	13,001
BMO Pyrford International Stock Fund	—	1,189,432	473,269	988,261	5,270,909	210,534	15,643
BMO LGM Emerging Markets Equity Fund	—	1,002,537	970,441	339,770	3,994,019	59,291	(63,776)
BMO TCH Core Plus Bond Fund	—	9,412,118	3,646,430	343,901	17,756,318	399,994	(85,948)
BMO Monegy High Yield Bond Fund	—	611,316	1,326,731	52,393	1,290,428	121,876	40,091
BMO LGM Frontier Markets Equity Fund	—	690,233	—	32,648	722,881	—	—
BMO Prime Money Market Fund	—	28,114,886	27,839,343	—	1,261,578	122	—

Totals	$—	$48,165,444	$39,266,551	$8,093,546	$51,612,717	$951,531	$1,657,622

49

Notes to Financial Statements (continued)

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2025 Fund**
BMO Low Volatility Equity Fund	$—	$40,407	$497	$1,613	$41,520	$130	$(3)
BMO Dividend Income Fund	—	44,658	858	2,599	46,404	174	5
BMO Large-Cap Value Fund	—	74,177	1,415	3,563	76,332	196	7
BMO Mid-Cap Value Fund	—	54,444	2,946	3,021	54,560	68	41
BMO Mid-Cap Growth Fund	—	52,625	4,073	2,315	50,920	—	53
BMO Small-Cap Growth Fund	—	48,408	8,489	(387)	39,483	—	(49)
BMO Micro-Cap Fund	—	10,051	339	179	9,883	—	(8)
BMO Pyrford International Stock Fund	—	81,885	852	1,135	82,163	1,136	(5)
BMO LGM Emerging Markets Equity Fund	—	62,565	823	4,177	65,920	—	1
BMO TCH Core Plus Bond Fund	—	191,842	11,855	3,132	183,111	1,506	(8)
BMO Monegy High Yield Bond Fund	—	23,323	10,066	(38)	13,167	355	(52)
BMO LGM Frontier Markets Equity Fund	—	12,843	—	273	13,116	—	—
BMO Prime Money Market Fund	—	1,680,173	1,647,081	—	33,092	2	—

Totals	$—	$2,377,401	$1,689,294	$21,582	$709,671	$3,567	$(18)

2030 Fund*
BMO Low Volatility Equity Fund	$—	$787,000	$141,205	$477,951	$3,105,806	$35,610	$20,382
BMO Dividend Income Fund	—	704,244	236,183	782,960	3,112,225	60,063	89,533
BMO Large-Cap Value Fund	—	1,895,253	547,560	1,272,764	5,614,766	40,249	271,421
BMO Mid-Cap Value Fund	—	1,081,914	619,392	1,366,881	3,984,303	26,465	447,404
BMO Mid-Cap Growth Fund	—	1,335,503	1,072,647	1,157,966	3,637,172	(1)	448,099
BMO Small-Cap Growth Fund	—	1,546,607	2,021,452	1,083,547	2,785,903	(2)	479,013
BMO Micro-Cap Fund	—	804,131	70,967	100,674	836,814	—	2,976
BMO Pyrford International Stock Fund	—	1,975,398	534,195	906,925	5,779,657	216,319	6,825
BMO LGM Emerging Markets Equity Fund	—	1,472,807	936,605	341,505	4,685,900	66,407	(55,912)
BMO TCH Core Plus Bond Fund	—	5,515,359	1,796,454	174,077	8,810,801	174,743	(56,328)
BMO Monegy High Yield Bond Fund	—	360,397	539,785	22,406	643,178	51,691	8,282
BMO LGM Frontier Markets Equity Fund	—	941,638	—	43,935	985,573	—	—
BMO Prime Money Market Fund	—	25,037,885	25,011,627	—	948,046	114	—

Totals	$—	$43,458,136	$33,528,072	$7,731,591	$44,930,144	$671,658	$1,661,695

2035 Fund**
BMO Low Volatility Equity Fund	$—	$50,203	$2,314	$1,928	$49,817	$154	$—
BMO Dividend Income Fund	—	49,465	2,531	2,791	49,727	192	2
BMO Large-Cap Value Fund	—	89,108	4,421	4,157	88,843	231	(1)
BMO Mid-Cap Value Fund	—	63,789	5,111	3,394	62,156	84	84
BMO Mid-Cap Growth Fund	—	61,868	5,654	2,559	58,843	—	70
BMO Small-Cap Growth Fund	—	60,094	15,708	(585)	43,426	—	(375)
BMO Micro-Cap Fund	—	14,313	543	210	13,977	—	(3)
BMO Pyrford International Stock Fund	—	96,773	6,670	914	91,019	1,355	2
BMO LGM Emerging Markets Equity Fund	—	75,645	6,517	4,977	74,123	—	18
BMO TCH Core Plus Bond Fund	—	85,612	15,746	1,348	71,285	700	71
BMO Monegy High Yield Bond Fund	—	11,017	6,292	(21)	4,655	185	(49)
BMO LGM Frontier Markets Equity Fund	—	15,078	—	378	15,456	—	—
BMO Prime Money Market Fund	—	1,662,462	1,631,984	—	30,479	2	—

Totals	$—	$2,335,427	$1,703,491	$22,050	$653,806	$2,903	$(181)

50

BMO Funds

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2040 Fund*
BMO Low Volatility Equity Fund	$—	$516,406	$82,222	$377,240	$2,415,768	$28,517	$17,474
BMO Dividend Income Fund	—	537,091	101,642	585,259	2,410,670	44,807	65,613
BMO Large-Cap Value Fund	—	1,338,499	378,530	1,022,387	4,454,670	32,054	221,578
BMO Mid-Cap Value Fund	—	635,606	158,985	1,060,464	3,125,837	19,905	325,858
BMO Mid-Cap Growth Fund	—	885,115	452,470	870,117	2,968,106	—	322,298
BMO Small-Cap Growth Fund	—	1,027,068	1,415,608	809,445	2,175,278	—	384,554
BMO Micro-Cap Fund	—	656,467	21,722	89,397	726,045	—	1,903
BMO Pyrford International Stock Fund	—	1,514,241	353,084	715,057	4,490,735	164,511	7,414
BMO LGM Emerging Markets Equity Fund	—	971,308	558,600	257,240	3,702,140	52,795	(36,002)
BMO TCH Core Plus Bond Fund	—	1,138,007	990,656	45,820	1,745,261	50,250	(17,511)
BMO Monegy High Yield Bond Fund	—	56,722	200,414	5,879	145,084	16,479	5,813
BMO LGM Frontier Markets Equity Fund	—	779,606	—	36,109	815,715	—	—
BMO Prime Money Market Fund	—	12,670,184	12,444,838	—	752,478	85	—

Totals	$—	$22,726,320	$17,158,771	$5,874,414	$29,927,787	$409,403	$1,298,992

2045 Fund**
BMO Low Volatility Equity Fund	$—	$36,559	$3,085	$1,368	$34,862	$112	$20
BMO Dividend Income Fund	—	36,042	3,236	1,969	34,789	134	14
BMO Large-Cap Value Fund	—	67,168	5,803	2,983	64,389	166	41
BMO Mid-Cap Value Fund	—	47,069	4,359	2,497	45,222	58	15
BMO Mid-Cap Growth Fund	—	46,950	6,038	1,925	42,839	—	2
BMO Small-Cap Growth Fund	—	43,135	10,883	(529)	31,394	—	(329)
BMO Micro-Cap Fund	—	11,064	743	170	10,479	—	(12)
BMO Pyrford International Stock Fund	—	69,634	5,407	647	64,808	935	(66)
BMO LGM Emerging Markets Equity Fund	—	54,517	5,172	3,908	53,244	—	(9)
BMO TCH Core Plus Bond Fund	—	37,965	13,324	491	25,181	270	49
BMO Monegy High Yield Bond Fund	—	5,051	2,944	(11)	2,094	74	(2)
BMO LGM Frontier Markets Equity Fund	—	11,767	—	325	12,092	—	—
BMO Prime Money Market Fund	—	1,172,375	1,149,752	—	22,624	2	—

Totals	$—	$1,639,296	$1,210,746	$15,743	$444,017	$1,751	$(277)

2050 Fund*
BMO Low Volatility Equity Fund	$—	$383,238	$114,123	$191,624	$1,269,446	$14,473	$9,215
BMO Dividend Income Fund	—	377,739	108,834	284,999	1,266,785	22,675	33,366
BMO Large-Cap Value Fund	—	904,715	317,578	502,238	2,344,547	16,269	113,229
BMO Mid-Cap Value Fund	—	486,876	175,701	533,018	1,646,624	10,008	161,975
BMO Mid-Cap Growth Fund	—	598,058	312,583	437,553	1,569,758	—	160,551
BMO Small-Cap Growth Fund	—	674,731	815,718	396,391	1,148,207	—	180,681
BMO Micro-Cap Fund	—	383,288	49,155	43,646	381,526	—	3,747
BMO Pyrford International Stock Fund	—	984,190	297,371	341,302	2,365,758	83,269	3,177
BMO LGM Emerging Markets Equity Fund	—	657,140	371,400	126,143	1,942,676	26,346	(27,903)
BMO TCH Core Plus Bond Fund	—	662,073	590,575	23,134	878,830	25,926	(8,752)
BMO Monegy High Yield Bond Fund	—	49,779	118,219	2,912	76,240	8,519	3,138
BMO LGM Frontier Markets Equity Fund	—	403,283	—	18,477	421,760	—	—
BMO Prime Money Market Fund	—	8,802,595	8,531,033	—	607,458	44	—

Totals	$—	$15,367,705	$11,802,290	$2,901,437	$15,919,615	$207,529	$632,424

51

Notes to Financial Statements (continued)

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2055 Fund**
BMO Low Volatility Equity Fund	$—	$35,179	$10,449	$927	$25,676	$85	$19
BMO Dividend Income Fund	—	35,418	11,117	1,290	25,622	103	31
BMO Large-Cap Value Fund	—	64,016	18,740	2,104	47,421	123	41
BMO Mid-Cap Value Fund	—	47,203	17,273	1,807	31,756	32	19
BMO Mid-Cap Growth Fund	—	47,921	16,291	1,598	33,088	—	(140)
BMO Small-Cap Growth Fund	—	42,996	19,702	712	23,121	—	(885)
BMO Micro-Cap Fund	—	11,249	3,744	350	7,717	—	(138)
BMO Pyrford International Stock Fund	—	67,009	19,541	281	47,730	499	(19)
BMO LGM Emerging Markets Equity Fund	—	57,017	20,250	2,343	39,275	—	165
BMO TCH Core Plus Bond Fund	—	32,421	19,549	282	13,140	164	(14)
BMO Monegy High Yield Bond Fund	—	4,794	3,250	(10)	1,542	41	8
BMO LGM Frontier Markets Equity Fund	—	8,217	—	232	8,449	—	—
BMO Prime Money Market Fund	—	1,019,675	999,944	—	19,730	1	—

Totals	$—	$1,473,115	$1,159,850	$11,916	$324,267	$1,048	$(913)

Diversified Income Fund***
BMO Low Volatility Equity Fund	$—	$25,900	$71,804	$193,206	$1,067,725	$5,169	$2,596
BMO Dividend Income Fund	—	35,001	87,601	335,162	1,247,502	7,135	4,244
BMO Large-Cap Value Fund	—	42,651	80,518	585,207	1,604,220	6,926	2,776
BMO Large-Cap Growth Fund	—	40,278	118,674	385,347	1,759,302	—	3,872
BMO Mid-Cap Value Fund	—	29,790	138,764	642,713	1,615,116	—	8,053
BMO Mid-Cap Growth Fund	—	23,815	47,409	533,777	1,413,145	—	221
BMO Small-Cap Growth Fund	—	109,465	67,293	547,853	1,554,352	—	977
BMO Pyrford International Stock Fund	—	55,626	71,813	382,614	2,202,175	—	923
BMO LGM Emerging Markets Equity Fund	—	30,127	126,933	178,615	1,643,674	—	(1,153)
BMO Short-Term Income	—	169,022	96,492	(24,058)	3,160,408	11,372	(748)
BMO TCH Core Plus Bond Fund	—	4,476,228	3,308,862	3,771,472	56,148,438	415,856	(12,096)
BMO Monegy High Yield Bond Fund	—	204,539	1,382,756	169,869	4,266,506	72,888	10,970
BMO Prime Money Market Fund	—	10,790,675	12,225,389	—	4,098,825	148	—

Totals	$—	$16,033,117	$17,824,308	$7,701,777	$81,781,388	$519,494	$20,635

Moderate Balanced Fund***
BMO Low Volatility Equity Fund	$—	$9,718	$73,601	$357,007	$2,030,655	$9,718	$2,175
BMO Dividend Income Fund	—	13,744	130,638	630,838	2,387,381	13,744	5,455
BMO Large-Cap Value Fund	—	13,477	132,876	1,000,749	3,074,940	13,477	3,270
BMO Large-Cap Growth Fund	—	—	199,742	767,728	3,479,517	—	4,711
BMO Mid-Cap Value Fund	—	30,327	234,840	1,216,705	3,128,734	—	4,551
BMO Mid-Cap Growth Fund	—	49,285	213,624	1,138,199	2,726,446	—	(2,043)
BMO Small-Cap Growth Fund	—	146,885	323,716	976,227	2,916,706	—	(4,546)
BMO Pyrford International Stock Fund	—	45,884	186,608	699,011	4,197,241	—	3,679
BMO LGM Emerging Markets Equity Fund	—	—	250,663	283,788	3,132,954	—	(2,901)
BMO TCH Core Plus Bond Fund	—	1,342,771	1,169,274	2,404,223	39,104,096	296,540	(5,244)
BMO Monegy High Yield Bond Fund	—	53,829	157,413	116,127	3,890,538	53,046	(917)
BMO Prime Money Market Fund	—	8,599,366	8,161,062	—	4,993,805	431	—

Totals	$—	$10,305,286	$11,234,057	$9,590,602	$75,063,013	$386,956	$8,190

Growth Balanced Fund***
BMO Low Volatility Equity Fund	$—	$54,096	$180,450	$2,087,829	$11,536,771	$54,096	$5,405
BMO Dividend Income Fund	—	76,140	509,036	3,765,976	13,445,494	76,141	29,028
BMO Large-Cap Value Fund	—	74,947	487,357	6,850,528	17,357,314	74,947	22,162
BMO Large-Cap Growth Fund	—	—	1,203,834	4,187,507	19,238,467	—	68,864
BMO Mid-Cap Value Fund	—	167,268	945,998	7,636,548	17,674,818	—	61,243
BMO Mid-Cap Growth Fund	—	—	782,147	7,122,763	15,031,135	—	16,144
BMO Small-Cap Growth Fund	—	1,160,267	572,284	6,126,556	16,839,318	—	(10,578)
BMO Pyrford International Stock Fund	—	563,036	384,593	4,097,460	23,999,553	—	2,449
BMO LGM Emerging Markets Equity Fund	—	—	954,781	1,792,355	17,971,113	—	(26,093)
BMO TCH Core Plus Bond Fund	—	4,482,339	1,601,747	5,978,175	94,090,892	699,354	(6,442)
BMO Monegy High Yield Bond Fund	—	127,528	2,435,300	284,633	7,127,846	123,791	15,526
BMO Prime Money Market Fund	—	7,425,526	13,098,793	—	8,145,234	353	—

Totals	$—	$14,131,147	$23,156,320	$49,930,330	$262,457,955	$1,028,682	$177,708

52

BMO Funds

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation	Value End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
Aggressive Allocation Fund***
BMO Low Volatility Equity Fund	$—	$48,261	$41,694	$684,299	$3,947,196	$18,272	$1,263
BMO Dividend Income Fund	—	61,584	155,621	1,213,061	4,607,989	25,791	8,329
BMO Large-Cap Value Fund	—	51,890	64,949	2,160,397	5,911,360	24,968	3,386
BMO Large-Cap Growth Fund	—	87,575	424,721	1,396,531	6,570,875	—	21,661
BMO Mid-Cap Value Fund	—	34,244	117,158	2,335,289	6,045,422	—	2,704
BMO Mid-Cap Growth Fund	—	86,658	226,111	2,260,589	5,239,598	—	(5,975)
BMO Small-Cap Growth Fund	—	439,969	296,381	1,845,176	5,771,901	—	(15,968)
BMO Pyrford International Stock Fund	—	446,134	158,568	1,274,693	8,227,080	—	(1,202)
BMO LGM Emerging Markets Equity Fund	—	197,155	293,979	549,889	6,126,777	—	(3,421)
BMO TCH Core Plus Bond Fund	—	453,906	1,681,689	363,614	8,001,758	65,175	(3,051)
BMO Monegy High Yield Bond Fund	—	12,555	378,616	23,985	605,936	11,673	2,661
BMO Prime Money Market Fund	—	6,577,834	7,413,648	—	1,645,381	235	—

Totals	$—	$8,497,765	$11,253,135	$14,107,523	$62,701,273	$146,114	$10,387

Diversified Stock Fund***
BMO Low Volatility Equity Fund	$—	$37,807	$21,010	$980,402	$5,417,377	$25,101	$(16)
BMO Dividend Income Fund	—	35,198	149,916	1,713,092	6,303,538	35,198	7,929
BMO Large-Cap Value Fund	—	34,316	132,672	3,254,021	8,124,197	34,316	7,458
BMO Large-Cap Growth Fund	—	—	260,260	1,974,025	9,102,184	—	11,958
BMO Mid-Cap Value Fund	—	29,267	283,756	3,576,986	8,283,108	—	4,255
BMO Mid-Cap Growth Fund	—	20,101	129,379	3,335,886	7,162,487	—	(6,905)
BMO Small-Cap Growth Fund	—	553,509	360,201	2,702,168	7,943,454	—	(19,374)
BMO Pyrford International Stock Fund	—	397,478	97,068	1,679,353	11,266,855	—	289
BMO LGM Emerging Markets Equity Fund	—	217,178	376,164	756,034	8,333,450	—	(9,156)
BMO Prime Money Market Fund	—	4,551,751	4,282,796	—	1,860,257	57	—

Totals	$—	$5,876,605	$6,093,222	$19,971,967	$73,796,907	$94,672	$(3,562)

Aggressive Stock Fund***
BMO Low Volatility Equity Fund	$—	$517,581	$45,105	$441,272	$2,853,253	$10,940	$1,081
BMO Dividend Income Fund	—	48,177	79,114	522,377	1,898,177	10,403	4,719
BMO Large-Cap Value Fund	—	545,191	117,800	650,711	2,850,887	9,935	5,286
BMO Large-Cap Growth Fund	—	54,846	128,362	795,921	2,848,051	—	9,926
BMO Mid-Cap Value Fund	—	96,312	222,224	2,394,253	5,680,830	—	4,625
BMO Mid-Cap Growth Fund	—	147,358	188,817	2,371,650	5,643,985	—	(5,483)
BMO Small-Cap Value Fund	—	220,831	211,631	1,197,159	5,647,713	—	1,100
BMO Small-Cap Growth Fund	—	588,227	1,404,557	3,864,558	9,421,370	—	(78,996)
BMO Pyrford International Stock Fund	—	282,978	82,720	1,085,840	5,646,314	—	(40)
BMO LGM Emerging Markets Equity Fund	—	374,057	320,401	602,592	5,662,606	—	(1,082)
BMO Prime Money Market Fund	—	4,151,002	4,098,630	—	920,586	131	—

Totals	$—	$7,026,560	$6,899,361	$13,926,333	$49,073,772	$31,409	$(58,864)

*	The Funds initiated security positions effective September 1, 2013, via non-taxable in-kind transfers of assets and liabilities of five corresponding affiliated unregistered collective investment trusts previously managed by the Adviser.
**	Fund inception date is December 27, 2013.
***	The Funds initiated security positions effective June 1, 2014, via non-taxable in-kind transfers of assets and liabilities of six corresponding affiliated unregistered collective investment trusts previously managed by the Adviser.

Interfund Borrowing and Lending—The Funds participate in an interfund lending program. This program allows the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of BMO Prime Money Market Fund or BMO Government Money Market Fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors are responsible for the oversight of the interfund lending program. The 2045 Fund utilized this program as borrower, and the Prime Money Market Fund as lender for the year ended August 31, 2014. For the year ended August 31, 2014, the average daily lending balance was $154 and the weighted average interest rate was 0.675%. No interfund borrowing or lending balances existed as of August 31, 2014.

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors/Trustees of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receives any compensation from the Funds.

53

Notes to Financial Statements (continued)

6.	Line of Credit

The Corporation, on behalf of the respective Funds, entered into a $25 million unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (“LIBOR”) and includes a commitment fee of 0.12% per annum on the daily unused portion. On September 26, 2013, the amount of the LOC increased to $50 million. All other terms and conditions of the LOC agreement remained in place. No borrowings were outstanding under the LOC at August 31, 2014. The Funds that utilized the LOC during the year ended August 31, 2014 were as follows:

Fund	Average Daily Loan Balance Outstanding	Weighted Average Interest Rate
2010 Fund	$2,494	1.340%
2020 Fund	5,661	1.340
2025 Fund	34	1.340
2030 Fund	8,625	1.340
2040 Fund	12,432	1.340
2050 Fund	11,361	1.346
2055 Fund	689	1.340

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations, and in-kind contributions, for the year ended August 31, 2014 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
2010 Fund	$12,137,256	$14,583,478	$—	$—
2015 Fund(1)	657,631	74,687	—	—
2020 Fund	45,478,713	37,245,804	—	—
2025 Fund(1)	1,713,251	149,699	—	—
2030 Fund	42,925,734	26,776,587	—	—
2035 Fund(1)	1,670,825	206,667	—	—
2040 Fund	22,564,711	14,347,006	—	—
2045 Fund(1)	1,165,673	175,151	—	—
2050 Fund	14,652,120	9,110,816	—	—
2055 Fund(1)	1,140,068	414,224	—	—
Diversified Income Fund(2)	16,871,782	15,321,260	—	—
Moderate Balanced Fund(2)	8,719,883	11,986,915	—	—
Growth Balanced Fund(2)	38,048,277	35,871,487	—	—
Aggressive Allocation Fund(2)	10,051,089	9,041,135	—	—
Diversified Stock Fund(2)	3,527,825	4,751,963	—	—
Aggressive Stock Fund(2)	4,516,849	4,156,726	—	—

(1)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(2)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of wash sales.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Funds.

The Funds complied with the FASB interpretation Accounting for Uncertainty in Income Taxes, which provides guidance for how uncertain tax provisions should be recognized, measured, presented, and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’

54

BMO Funds

tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2014. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Net Unrealized Appreciation for Federal Tax Purposes
2010 Fund	$26,796,425	$5,669,695	$(66,277)	$5,603,418
2015 Fund	601,659	13,212	(1,548)	11,664
2020 Fund	91,521,445	26,372,398	(234,230)	26,138,168
2025 Fund	1,597,277	54,912	(4,155)	50,757
2030 Fund	80,796,357	26,671,851	(243,352)	26,428,499
2035 Fund	1,496,406	58,614	(5,715)	52,899
2040 Fund	52,610,584	20,225,973	(136,700)	20,089,273
2045 Fund	1,013,821	42,053	(4,642)	37,411
2050 Fund	28,591,894	9,763,216	(63,132)	9,700,084
2055 Fund	747,403	28,238	(3,205)	25,033
Diversified Income Fund	140,979,389	17,718,135	(317,800)	17,400,335
Moderate Balanced Fund	128,508,523	26,794,895	(325,989)	26,468,906
Growth Balanced Fund	437,123,517	156,521,710	(1,000,691)	155,521,019
Aggressive Allocation Fund	105,859,471	47,299,775	(318,107)	46,981,668
Diversified Stock Fund	111,430,644	68,226,748	(40,062)	68,186,686
Aggressive Stock Fund	62,035,755	32,326,511	(52,583)	32,273,928
The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2014:

Fund	Ordinary Income(1)	Long-Term Capital Gains
2010 Fund	$468,072	$2,170
2020 Fund	1,838,615	43,462
2030 Fund	1,687,505	6,637
2040 Fund	1,248,015	9,765
2050 Fund	566,271	1,149

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2014, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation on Securities
2010 Fund	$521,781	$902,229	$—	$5,603,418
2015 Fund	2,651	401	—	11,664
2020 Fund	1,340,222	2,394,757	—	26,138,168
2025 Fund	7,176	1,794	—	50,757
2030 Fund	837,174	1,961,870	—	26,428,499
2035 Fund	6,601	2,316	—	52,899
2040 Fund	503,403	1,329,442	—	20,089,273
2045 Fund	3,771	2,056	—	37,411
2050 Fund	284,920	717,837	—	9,700,084
2055 Fund	3,574	1,345	—	25,033
Diversified Income Fund	954,733	305,742	—	17,400,335
Moderate Balanced Fund	847,433	285,110	—	26,468,906
Growth Balanced Fund	2,697,772	1,219,402	—	155,521,019
Aggressive Allocation Fund	470,341	298,831	—	46,981,668
Diversified Stock Fund	478,225	391,510	—	68,186,686
Aggressive Stock Fund	174,519	143,278	—	32,273,928

55

Notes to Financial Statements (continued)

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2014, the percentages that qualify for the dividend received deduction available to corporate shareholders were as follows:

2010 Fund	12.88%
2015 Fund	13.84
2020 Fund	16.94
2025 Fund	15.02
2030 Fund	21.70
2035 Fund	20.50
2040 Fund	28.81
2045 Fund	26.60
2050 Fund	25.11
2055 Fund	18.41
Diversified Income Fund	5.87
Moderate Balanced Fund	13.03
Growth Balanced Fund	23.09
Aggressive Allocation Fund	44.36
Diversified Stock Fund	59.31
Aggressive Stock Fund	43.53

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2014, the percentages that are designated as qualified dividend income were as follows:

2010 Fund	23.45%
2015 Fund	21.65
2020 Fund	32.05
2025 Fund	33.40
2030 Fund	41.88
2035 Fund	44.33
2040 Fund	52.50
2045 Fund	56.93
2050 Fund	48.78
2055 Fund	36.18
Diversified Income Fund	6.69
Moderate Balanced Fund	19.56
Growth Balanced Fund	25.72
Aggressive Allocation Fund	49.80
Diversified Stock Fund	68.36
Aggressive Stock Fund	54.53

For Federal tax purposes, the 2010, 2020, 2030, 2040 and 2050 Funds, designate long-term capital gain dividends of $2,170, $43,462, $6,637, $9,765 and $1,149, respectively, or the amounts determined to be necessary, for the year ended August 31 2014.

For Federal tax purposes, the 2010, 2020, 2030, 2040 and 2050 Funds, designate qualified short-term capital gain dividends of $58,583, $352,524, $172,573, $131,539 and $60,033, respectively, or the amounts determined to be necessary, for the year ended August 31 2014.

10.	Subsequent Events

Management of the Funds have evaluated the impact of all subsequent events on the Funds through the date the financials were issued, and has determined that here were no subsequent events requiring recognition or disclosure in the financial statements.

56

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of BMO Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BMO Target Retirement 2010 Fund, BMO Target Retirement 2015 Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2025 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2035 Fund, BMO Target Retirement 2040 Fund, BMO Target Retirement 2045 Fund, BMO Target Retirement 2050 Fund, BMO Target Retirement 2055 Fund, BMO Diversified Income Fund, BMO Moderate Balanced Fund, BMO Growth Balanced Fund, BMO Aggressive Allocation Fund, BMO Diversified Stock Fund, and BMO Aggressive Stock Fund (each a series of BMO Funds, Inc., collectively referred to as the “Funds”) as of August 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and transfer agents or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, WI

October 22, 2014

57

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds as of August 31, 2014. The address of each director is c/o BMO Funds, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. There are currently 47 separate portfolios or funds in the BMO Funds complex, of which 46 are registered as BMO Funds, Inc. and one is registered as BMO LGM Frontier Markets Equity Fund with the Securities and Exchange Commission. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 72	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	47	None
Ridge A. Braunschweig Age: 61	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	47	None
Benjamin M. Cutler Age: 69	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	47	None
John A. Lubs Age: 66	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	47	None
James Mitchell Age: 67	Independent Director	Since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001 to 2007.	47	None
Barbara J. Pope Age: 66	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	47	None
* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected.
Retirement for a director occurs no later than August 31 following his or her 75th birthday.

58

Directors and Officers of the Funds (continued)

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 57	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	47	None
Christopher B. Begy** Age: 60	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	47	None

* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected.
Retirement for a director occurs no later than August 31 following his or her 75th birthday.

** Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation and the Adviser. Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO Financial Group.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 41	Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
John D. Boritzke Age: 58	Vice President	Elected by the Board annually; since October 2001	Managing Director of the Adviser, since 2012; Vice President of BMO Harris Bank N.A., since 2008; Senior Vice President of the Adviser, 2008 to 2012.
Stephen R. Oliver Age: 63	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; Chief Compliance Officer, since July 2008; and Anti-Money Laundering Officer, since January 2009	Vice President of BMO Harris Bank N.A., since March 2006, Vice President of BMO Investment Distributors, LLC (formerly M&I Distributors, LLC), since 2007.
Michele L. Racadio Age: 39	Secretary	Elected by the Board annually; since November 2012	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012.

59

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts

Approval of Investment Advisory Agreement for BMO Diversified Income Fund, BMO Moderate Balanced Fund, BMO Growth Balanced Fund, BMO Aggressive Allocation Fund, BMO Diversified Stock Fund and BMO Aggressive Stock Fund

At a meeting held on May 7 and 8, 2013 (the “Meeting”), the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered the initial approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (the “Adviser”) on behalf of BMO Diversified Income Fund, BMO Moderate Balanced Fund, BMO Growth Balanced Fund, BMO Aggressive Allocation Fund, BMO Diversified Stock Fund and BMO Aggressive Stock Fund (each a “New Fund” and collectively the “New Funds”).

During the Meeting, the Board met in person with management of the Adviser, who outlined the objectives and principal investment strategies for each New Fund, including the investment approach and process for selecting funds and managers for the New Funds. Representatives of the Adviser described in detail each New Fund’s strategic asset allocation ranges and mix of proprietary, non-proprietary, actively-managed and passively-managed funds to be included in each investment strategy. The Board and management discussed the current managed asset allocation portfolios (“MAAPs”) sponsored by the Adviser and the proposed conversion of the MAAPs’ assets into the New Funds. The Board then considered the capabilities of the investment team, including performance records of the MAAPs, and the benefits of a mutual fund structure for the MAAP assets. The Board discussed the nature and quality of services to be provided by each investment team, the classes proposed to be offered, the fee and expense structure of each New Fund, the anticipated growth of the New Funds, the potential for economies of scale, the daily pricing and liquidity of the mutual funds and the pricing procedures of the New Funds. The Board, including the Independent Directors, was satisfied with the proposed products, the capabilities of the Adviser and the investment teams to adequately manage the new products, and the relative fees and expenses. The Board also considered that the proposed conversion would be in the best interests of shareholders and that their interests would not be diluted following conversion. The Independent Directors also met separately in executive session with their independent legal counsel to review and consider the information provided by the Adviser regarding the proposed Advisory Agreement for the New Funds.

The Independent Directors considered, among other factors, the Adviser’s long-term relationship with the Corporation and the services the Adviser provides for other funds of the Corporation. The Independent Directors noted that, in evaluating the Advisory Agreement, they were taking into account their accumulated experience as Independent Directors in working with the Adviser on matters relating to the Corporation’s other funds. Based on their review, the Independent Directors concluded that it was in the best interests of the New Funds to approve the Advisory Agreement and, accordingly, recommended that the Board approve the Advisory Agreement. In reaching its decision, the Board considered materials relevant to its review of the Advisory Agreement, including a copy of the proposed Advisory Agreement, information regarding each New Fund’s investment strategy, personnel, compliance program and operations, information regarding the Adviser’s financial condition, and other information provided in response to the requirements of Section 15(c) of the Investment Company Act of 1940, as amended. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services to be provided by the Adviser to the New Funds, the Board reviewed information describing the resources and key personnel of the Adviser, including the personnel who would provide investment management services to the New Funds. The Board considered the capabilities of the respective investment teams, including performance expectations and capacity. The Board also considered the administrative services that the Adviser would provide for the New Funds and took into account its review of the advisory functions and other services performed by the Adviser for the Corporation’s other funds. The Board also considered the Adviser’s experience in managing new funds.

Based upon this review, the Board concluded that the nature, quality and extent of the services to be provided to the New Funds by the Adviser are expected to be satisfactory.

Performance Information

The Board reviewed performance data for the MAAPs for various periods ended March 31, 2013. The Board concluded that the performance history of the MAAPs was in line with each of the New Fund’s Morningstar Inc. and Lipper Inc. peer group averages.

Costs of Services Provided and Profitability

The Board reviewed information regarding each New Fund’s fees and expenses, noting that the New Funds would not pay a management fee to the Adviser. The Board then reviewed each Fund’s net expense ratio according to its Lipper peer group ranking. The Board considered that the Adviser has agreed to a contractual expense limitation for each New Fund through December 31, 2014 (the “Expense Limitation”), and that the net expense ratio for the New Fund takes into account the effect of the Expense Limitation. The Board noted that all of the classes of the New Funds were within one of the top two quartiles of their peer groups with respect to their net expense ratios.

60

BMO Funds

The Board also noted that because the New Funds were newly organized and had no assets, the Adviser did not provide profitability information. The Board considered the proposed Expense Limitation Agreement and concluded that profitability was not expected to be unreasonable.

On the basis of the information provided and in light of the fact that no management fee is paid by the New Funds, the Board concluded that the terms of the Advisory Agreement for each New Fund are reasonable, taking into account the nature, quality and extent of services to be provided by the Adviser.

Economies of Scale

The Board did not consider the extent to which economies of scale would be realized as the New Funds grow because the New Funds would not be paying management fees to the Adviser.

Other Benefits to the Adviser

The Board considered benefits that accrue to the Adviser and its affiliates from their contractual relationships with the New Funds, including administration and custody fees. Taking into account these benefits, the Board concluded that the terms of the Advisory Agreement for each New Fund are reasonable.

Conclusion

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Board concluded that the terms of the Advisory Agreement are fair and reasonable and that approval of the Advisory Agreement is in the best interests of each applicable New Fund, taking into consideration the nature, extent and quality of services to be provided, proposed fee and expense levels, economies of scale and other benefits to the Adviser.

61

NOTES

62

NOTES

63

NOTES

64

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.bmofunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1793

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

1-800-236-FUND (3863)

414-287-8555

www.bmofunds.com

BMO Investment Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

© 2014 BMO Financial Group	Investment Products are: Not FDIC Insured	No Bank Guarantee	May Lose Value

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: Ridge A. Braunschweig, Barbara J. Pope, John A. Lubs, and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by KPMG LLP during the fiscal year 2014 and 2013 were as follows:

(a)	Audit Fees for Registrant.

Fiscal year ended August 31, 2014	$613,800
Fiscal year ended August 31, 2013	$340,800

(b)	Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2014	$77,180
Fiscal year ended August 31, 2013	$53,000

(c)	Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended August 31, 2014	$167,000
Fiscal year ended August 31, 2013	$82,000

(d)	All Other Fees.

Fiscal year ended August 31, 2014	None
Fiscal year ended August 31, 2013	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	During the last two fiscal years, other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant included the following:

Statement on Standards for Attestation Engagements No. 16 (SSAE No. 16) examinations for BMO Harris Bank N.A.

Fiscal year ended August 31, 2014	$183,430
Fiscal year ended August 31, 2013	$153,000

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, and BMO Intermediate Tax-Free Fund, are filed under this Item.

Ultra Short Tax-Free Fund

SCHEDULE OF INVESTMENTS –

As of August 31, 2014

Description	Shares or Principal Amount	Value
Municipals - 92.3%

Alabama - 2.1%
Alabama Board of Education, 4.000%, 7/1/2020, Call 7/1/2018	$1,405,000	$1,524,706
Alabama Private Colleges & Universities Facilities Authority, AGC, 5.000%, 9/1/2015	360,000	374,648
Bessemer Governmental Utility Services Corp., 0.350%, 12/1/2030 (3) (5) (6)	5,085,000	5,085,000
Health Care Authority for Baptist Health, 0.500%, 11/1/2042 (3)	8,675,000	8,675,000

		15,659,354
Arizona - 2.0%
Arizona Health Facilities Authority:
1.900%, 2/5/2020, Call 8/9/2019 (3)	3,250,000	3,250,032
1.900%, 2/5/2020, Call 8/9/2019 (3)	750,000	750,007
2.000%, 2/1/2015	1,000,000	1,006,520
3.000%, 2/1/2016	1,500,000	1,551,480
4.000%, 7/1/2015	140,000	144,182
Arizona School Facilities Board, 4.000%, 9/1/2014	100,000	100,000
Arizona School Facilities Board, AMBAC:
4.250%, 7/1/2015	225,000	231,350
5.000%, 7/1/2018	300,000	340,080
Glendale Industrial Development Authority, 4.000%, 12/1/2014	1,815,000	1,830,264
Industrial Development Authority of the County of Pima, 5.000%, 9/1/2017	250,000	280,188
Maricopa County Industrial Development Authority, 2.000%, 1/1/2016	310,000	314,563
Maricopa County Pollution Control Corp., 1.750%, 5/30/2018 (3)	500,000	503,615
Pima County Industrial Development Authority, 4.000%, 7/1/2016	305,000	309,987
Scottsdale Industrial Development Authority, FSA, 0.890%, 9/1/2045, Call 9/2/2014 (3) (14)	4,075,000	4,075,000
Surprise Municipal Property Corp., AMBAC, 5.000%, 7/1/2015, Call 9/29/2014	100,000	100,309

		14,787,577
Arkansas - 0.5%
City of Bentonville, NATL-RE, 6.400%, 12/1/2014	200,000	202,556
City of Cabot, 2.550%, 6/1/2043, Call 6/1/2023	1,040,000	1,043,266
City of Fort Smith:
1.000%, 5/1/2029, Call 5/1/2024	430,000	430,258
2.375%, 5/1/2027, Call 5/1/2022	450,000	451,210
City of Little Rock, 1.250%, 4/1/2033, Call 10/1/2021	895,000	895,322
City of North Little Rock, 2.625%, 5/1/2016	350,000	355,786
County of Crawford, AGM, 1.850%, 9/1/2024, Call 9/1/2021 (4)	200,000	200,786
University of Central Arkansas, BAM, 2.000%, 9/1/2015	100,000	101,652

		3,680,836
California - 11.2%
Abag Finance Authority for Nonprofit Corporations, 4.300%, 7/1/2016, Call 7/1/2015	100,000	105,444
Austin Trust, AGM NATL-RE, 0.240%, 8/1/2032 (3)	6,920,000	6,920,000
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/1/2016 (3)	8,000,000	8,027,920
1.150%, 4/1/2024, Call 10/1/2023 (3)	1,750,000	1,765,050
California Health Facilities Financing Authority, NATL-RE, 0.123%, 7/1/2022, Call 9/2/2014 (3) (14)	1,300,000	1,228,500
California Housing Finance Agency, 0.850%, 8/1/2016	1,500,000	1,502,835
California Infrastructure & Economic Development Bank, AMBAC:
0.220%, 10/1/2017, Call 9/2/2014 (3) (14)	1,175,000	1,175,000
0.220%, 10/1/2018, Call 9/4/2014 (3) (14)	1,525,000	1,525,000
California Municipal Finance Authority:
0.300%, 10/1/2014 (3)	5,000,000	5,000,000
1.125%, 2/1/2017 (3)	1,500,000	1,510,530
California Statewide Communities Development Authority:
0.550%, 9/6/2035, Call 9/2/2014 (3) (5) (6)	1,000,000	1,000,000
3.500%, 11/1/2018	1,000,000	1,025,690

California Statewide Communities Development Authority, AGM:
2.000%, 10/1/2015	190,000	192,025
2.000%, 10/1/2016	120,000	122,209
California Statewide Communities Development Authority, CMI, 2.500%, 8/1/2020, Call 11/1/2016	1,000,000	1,025,230
Carson Redevelopment Agency Successor Agency, 4.000%, 10/1/2017	1,265,000	1,370,805
Chabot-Las Positas Community College District, AMBAC:
0.000%, 8/1/2020, Call 8/1/2016	265,000	216,187
0.000%, 8/1/2026, Call 8/1/2016	175,000	105,637
City of Fresno, NATL-RE FGIC, 5.250%, 6/1/2015, Call 9/29/2014	525,000	526,764
City of Lodi, NATL-RE, 5.500%, 10/1/2017, Call 10/1/2014	175,000	175,709
City of Yucaipa:
3.000%, 9/1/2014	425,000	425,000
3.000%, 9/1/2015	345,000	348,405
Compton Unified School District, AMBAC, 0.000%, 6/1/2016	385,000	376,538
County of San Joaquin:
3.000%, 4/1/2017	150,000	157,490
4.000%, 4/1/2018	285,000	310,852
Deutsche Bank Spears/Lifers Trust, 0.320%, 8/1/2047 (3) (5) (6)	11,159,000	11,159,000
Imperial Community College District, AGM, 0.000%, 8/1/2016	180,000	176,573
Inglewood Unified School District School Facilities Financing Authority, AGM, 5.000%, 10/15/2016	100,000	108,367
Kaweah Delta Health Care District:
4.000%, 6/1/2015	125,000	127,800
4.000%, 6/1/2016	490,000	513,569
Long Beach Bond Finance Authority, 5.000%, 11/15/2015	110,000	115,101
Los Angeles County Metropolitan Transportation Authority, AMBAC, 0.348%, 7/1/2027 (3) (14)	225,000	203,389
Los Angeles County Public Works Financing Authority, NATL-RE, 5.000%, 12/1/2015	100,000	105,807
Lynwood Unified School District, 5.000%, 8/1/2017	1,500,000	1,681,200
Marysville Joint Unified School District, NATL-RE FGIC, 3.875%, 8/1/2016, Call 8/1/2015	40,000	41,130
Mendota Unified School District, 0.000%, 8/1/2018, Call 8/1/2015	1,275,000	1,136,101
Montebello Unified School District, NATL-RE FGIC, 0.000%, 8/1/2016	300,000	292,395
Northern California Gas Authority No. 1, 0.787%, 7/1/2019 (3)	7,500,000	7,353,750
Pittsburg Infrastructure Financing Authority, AGM, 3.000%, 9/2/2014	390,000	390,000
Poway Unified School District Public Financing Authority, 2.000%, 9/15/2015	640,000	641,888
Puttable Floating Option Tax-Exempt Receipts, 0.480%, 8/1/2030, Call 9/29/2014 (3) (5) (6)	4,460,000	4,460,000
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.330%, 8/1/2037, Call 8/1/2017 (3) (5) (6)	2,500,000	2,500,000
Redwood City Redevelopment Agency, AMBAC, 5.250%, 7/15/2015, Call 9/29/2014	220,000	220,334
Richland School District, AGM, 0.000%, 8/1/2015	210,000	208,181
Salida Area Public Facilities Financing Agency:
3.000%, 9/1/2014	460,000	460,000
3.000%, 9/1/2015	715,000	726,726
Santaluz Community Facilities District No. 2, 3.000%, 9/1/2014	755,000	755,000
Sierra View Local Health Care District, 4.600%, 7/1/2015	100,000	102,048
Southern California Public Power Authority, 5.000%, 11/1/2014	1,000,000	1,006,280
State of California, 0.939%, 12/3/2018, Call 6/1/2018 (3)	950,000	964,830
State of California, FSA, 0.300%, 8/1/2027 (3) (5) (6)	7,465,000	7,465,000
Stockton Unified School District, 3.000%, 7/1/2015	430,000	439,486
Successor Agency to the Richmond County Redevelopment Agency, BAM, 4.000%, 9/1/2017	400,000	433,060
Twin Rivers Unified School District, AGM, 3.200%, 6/1/2020, Call 10/1/2014 (3)	2,000,000	2,000,380
Victor Elementary School District, NATL-RE, 0.000%, 6/1/2015	270,000	268,088

		82,194,303
Colorado - 3.7%
Auraria Higher Education Center:
6.000%, 5/1/2015	140,000	144,627
6.000%, 5/1/2016	149,000	160,399
6.000%, 5/1/2017	159,000	176,692
City & County of Denver, AGC:
0.210%, 11/15/2025, Call 9/2/2014 (3)	955,000	955,000
0.450%, 11/15/2025, Call 9/2/2014 (3) (14)	50,000	50,000
0.490%, 11/15/2025, Call 9/2/2014 (3) (14)	850,000	850,000
City of Burlington, 2.000%, 11/1/2015	80,000	81,002
Colorado Educational & Cultural Facilities Authority:
2.000%, 7/15/2015	215,000	215,402
3.000%, 6/1/2016	255,000	259,689
3.000%, 8/15/2016	150,000	156,512

3.000%, 8/15/2017	175,000	184,669
3.000%, 11/15/2017	190,000	200,448
Colorado Educational & Cultural Facilities Authority, XLCA, 5.250%, 6/1/2024, Call 9/29/2014	700,000	701,330
Colorado Health Facilities Authority:
3.000%, 12/1/2014	425,000	426,628
3.000%, 12/1/2014	140,000	140,750
4.000%, 2/1/2017	310,000	327,654
4.000%, 2/1/2018	175,000	187,250
5.000%, 11/15/2014	330,000	333,247
5.000%, 9/1/2020, Call 9/1/2015	670,000	689,638
Colorado Health Facilities Authority, RADIAN, 5.000%, 5/15/2015	245,000	250,660
Colorado Mountain Junior College District, NATL-RE, 3.750%, 8/1/2015	525,000	533,510
Colorado Water Resources & Power Development Authority, NATL-RE, 5.000%, 9/1/2016, Call 9/1/2014	185,000	185,000
Cordillera Metropolitan District, RADIAN, 5.000%, 12/1/2014	175,000	176,118
County of Montrose, 4.000%, 12/1/2017	385,000	414,703
Denver Health & Hospital Authority:
5.000%, 12/1/2019, Call 12/1/2016	200,000	219,328
5.000%, 12/1/2020, Call 12/1/2016	1,730,000	1,897,602
E-470 Public Highway Authority, 1.230%, 8/31/2017, Call 3/1/2017 (3)	4,600,000	4,601,104
E-470 Public Highway Authority, NATL-RE, 5.250%, 9/1/2016	100,000	107,947
Goldsmith Metropolitan District, 1.000%, 12/1/2034, Call 9/2/2014 (3)	4,960,000	4,960,000
Park Creek Metropolitan District, AGC, 5.000%, 12/1/2015	100,000	104,186
Puttable Floating Option Tax-Exempt Receipts, 0.400%, 12/1/2028 (3)	7,100,000	7,100,000
Rangely Hospital District, 5.000%, 11/1/2016	330,000	353,559

		27,144,654
Connecticut - 1.0%
JPMorgan Chase Putters/Drivers Trust, 0.260%, 6/1/2015 (3) (5) (6)	4,995,000	4,995,000
State of Connecticut, 0.350%, 1/1/2017, Call 9/2/2014 (3)	2,500,000	2,500,000

		7,495,000
District of Columbia - 0.8%
District of Columbia Housing Finance Agency, AGM, 5.000%, 7/1/2021, Call 7/1/2015	390,000	400,717
District of Columbia, AGC, 0.300%, 7/15/2017 (3) (5) (6)	5,235,000	5,235,000
Metropolitan Washington Airports Authority, AGC, 0.000%, 10/1/2015	550,000	542,971

		6,178,688
Florida - 5.6%
Brevard County Health Facilities Authority, 5.000%, 4/1/2016	125,000	132,408
Canaveral Port Authority, NATL-RE FGIC, 4.000%, 6/1/2016, Call 6/1/2015	175,000	178,960
Citizens Property Insurance Corp., 4.000%, 6/1/2015	25,000	25,702
City of Atlantic Beach, 2.000%, 11/15/2014	200,000	200,054
City of Gulf Breeze, 1.750%, 12/1/2015 (3)	9,000,000	9,140,220
City of Lakeland, NATL-RE, 0.000%, 10/1/2014	100,000	99,939
City of Melbourne, NATL-RE FGIC, 0.000%, 10/1/2015	120,000	118,454
City of Port Orange, 2.000%, 10/1/2016	265,000	272,971
City of Port St. Lucie:
1.500%, 7/1/2015	475,000	479,850
4.000%, 9/1/2016	100,000	106,474
City of Tampa, 3.000%, 9/1/2016	800,000	837,464
City of Tampa, NATL-RE, 5.500%, 11/15/2014	160,000	161,741
County of Bay, 3.500%, 9/1/2016	230,000	227,689
County of Citrus, XLCA, 0.317%, 1/1/2018 (3) (14)	2,225,000	2,145,131
County of Madison, 2.000%, 11/1/2014, Call 9/29/2014	10,500,000	10,501,890
County of Miami-Dade, XLCA, 4.000%, 10/1/2015	150,000	156,135
Emerald Coast Utilities Authority, NATL-RE FGIC, 0.000%, 1/1/2015	60,000	59,350
Florida Governmental Utility Authority, 2.000%, 10/1/2016	245,000	249,562
Florida Higher Educational Facilities Financial Authority:
4.000%, 4/1/2015	150,000	152,853
4.000%, 4/1/2016	100,000	104,724
Florida Municipal Loan Council, NATL-RE, 5.000%, 10/1/2015	250,000	260,665
Florida Municipal Power Agency, AMBAC:
0.088%, 10/1/2021, Call 9/4/2014 (3) (14)	250,000	230,676
0.088%, 10/1/2021 (3) (14)	325,000	299,879
Highlands County Health Facilities Authority, 5.125%, 11/15/2023, Call 11/15/2016 (3)	750,000	825,352
Hillsborough County Industrial Development Authority:
4.000%, 10/1/2015	750,000	779,018
5.000%, 10/1/2015	130,000	136,422

Manatee County School District, AGM, 4.000%, 7/1/2017, Call 7/1/2015	200,000	203,236
Miami Beach Health Facilities Authority, 3.000%, 11/15/2015	750,000	772,718
Miami-Dade County Expressway Authority, 0.530%, 10/9/2014, Call 9/2/2014 (3) (5) (6)	2,500,000	2,500,000
Mid-Bay Bridge Authority, AGC, 5.000%, 10/1/2016	200,000	212,174
North Sumter County Utility Dependent District, 5.000%, 10/1/2017	225,000	248,578
Northern Palm Beach County Improvement District, NATL-RE, 4.000%, 8/1/2017, Call 8/1/2015	300,000	306,081
Orange County Health Facilities Authority, 3.000%, 8/1/2017	625,000	660,181
Orlando Community Redevelopment Agency:
5.000%, 4/1/2015	500,000	510,265
5.000%, 4/1/2015	1,835,000	1,857,717
Palm Beach County Health Facilities Authority, 5.350%, 10/1/2014, Call 9/29/2014	1,000,000	1,002,670
Palm Beach County School District, NATL-RE, 3.900%, 8/1/2015	100,000	103,384
Southeast Overtown Park West Community Redevelopment Agency, 4.000%, 3/1/2016 (5) (6)	2,000,000	2,090,440
Tradition Community Development District No. 1, AGM:
2.000%, 5/1/2015	1,000,000	1,009,250
2.000%, 5/1/2016	1,500,000	1,528,335
Volusia County School Board, AGM, 3.800%, 10/1/2014	100,000	100,212

		40,988,824
Georgia - 2.8%
Burke County Development Authority, 1.550%, 6/21/2016 (3)	250,000	252,085
City of Atlanta, 1.605%, 11/1/2018, Call 5/1/2018 (3)	2,750,000	2,834,013
City of Atlanta, FSA, 0.350%, 11/1/2043 (3)	7,000,000	7,000,000
County of Bulloch, 2.000%, 9/1/2014	1,035,000	1,035,000
Downtown Dalton Development Authority, NATL-RE, 5.500%, 8/15/2017	200,000	214,116
Fulton County Development Authority, 5.000%, 3/15/2016	1,465,000	1,563,052
Georgia Housing & Finance Authority, FHA, 0.000%, 12/1/2016	870,000	761,354
Georgia School Boards Association, Inc., NATL-RE, 3.750%, 12/1/2015	200,000	208,264
Main Street Natural Gas, Inc., 5.000%, 3/15/2015	95,000	96,944
Milledgeville & Baldwin County Development Authority, AMBAC, 0.657%, 10/1/2016 (3)	655,000	653,742
Municipal Electric Authority of Georgia, NATL-RE, 6.500%, 1/1/2017	45,000	47,201
Private Colleges & Universities Authority:
4.000%, 10/1/2014	100,000	100,234
4.000%, 10/1/2015	1,535,000	1,574,096
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.300%, 10/1/2024, Call 10/1/2017 (3) (5) (6)	4,000,000	4,000,000

		20,340,101
Idaho - 1.3%
Idaho Housing & Finance Association, 0.300%, 1/1/2038, Call 9/2/2014 (3)	9,700,000	9,700,000
Illinois - 9.1%
Barclays Capital Municipal Trust Receipts, 0.300%, 12/1/2030, Call 12/1/2021 (3) (5) (6)	4,000,000	4,000,000
Chicago Board of Education, 0.320%, 12/1/2041, Call 12/1/2021 (3) (5) (6)	8,665,000	8,665,000
Chicago Board of Education, AGM, 5.000%, 12/1/2018, Call 12/1/2016	250,000	271,992
Chicago Board of Education, NATL-RE, 5.000%, 12/1/2014, Call 9/29/2014	1,335,000	1,339,339
City of Chicago, 0.360%, 1/1/2034, Call 9/2/2014 (3)	12,455,000	12,455,000
City of Chicago, AGM:
4.250%, 11/1/2018	100,000	111,002
5.000%, 1/1/2015	105,000	106,651
5.500%, 1/1/2016	85,000	90,852
City of Chicago, NATL-RE, 5.250%, 1/1/2016, Call 9/29/2014	135,000	135,452
City of Chicago, NATL-RE FGIC, 0.000%, 1/1/2016	150,000	147,836
City of Decatur, 3.000%, 3/1/2016	250,000	259,162
City of Joliet, 4.000%, 1/1/2015	125,000	126,550
City of Rockford, BAM, 5.000%, 12/15/2017	1,600,000	1,801,040
City of Springfield:
5.000%, 3/1/2016	300,000	315,795
5.000%, 3/1/2017	350,000	384,821
City of Springfield, NATL-RE:
4.000%, 3/1/2015	75,000	76,328
5.000%, 3/1/2015	790,000	804,473
City of United City of Yorkville, AMBAC, 4.000%, 12/30/2014	200,000	202,054
City of Waukegan:
3.000%, 12/30/2015	405,000	415,611
3.000%, 12/30/2016	425,000	442,565
City of Waukegan, AGM, 4.000%, 12/30/2015	535,000	556,025

Cook & Du Page Counties Combined School District No. 113A Lemont Bromberek, NATL-RE FGIC, 0.000%, 12/1/2015	65,000	62,787
County of Cook, 0.300%, 11/1/2031, Call 9/2/2014 (3)	5,000,000	5,000,000
County of Du Page, AGM:
5.000%, 1/1/2016, Call 7/1/2015	100,000	103,793
5.000%, 1/1/2017, Call 7/1/2015	455,000	472,681
De Witt Piatt McLean Counties Community Unit School District No. 18 Blue Ridge, CIFG, 4.000%, 12/1/2015, Call 12/1/2014	400,000	403,668
Eastern Illinois University, AMBAC, 5.000%, 4/1/2015	200,000	204,106
Illinois Finance Authority:
1.300%, 5/8/2017 (3)	2,500,000	2,527,725
2.400%, 5/15/2015	500,000	503,070
2.700%, 5/15/2016	375,000	380,171
4.000%, 5/15/2015	250,000	255,672
4.600%, 11/1/2015 (3)	145,000	150,635
5.000%, 11/1/2014	100,000	100,686
5.000%, 12/15/2016, Call 12/1/2015	260,000	259,150
5.000%, 7/1/2017	140,000	151,396
Illinois Finance Authority, NATL-RE, 5.500%, 11/15/2015	75,000	78,252
Illinois Finance Authority, XLCA, 5.000%, 8/1/2015	50,000	51,605
Kane & DeKalb Counties Community Unit School District No. 302 Kaneland, NATL-RE, 0.000%, 2/1/2016	125,000	123,915
Kane County School District No. 129 West Aurora, NATL-RE FGIC, 5.000%, 2/1/2015	350,000	356,576
Kendall, Kane & Will Counties Community Unit School District No. 308:
3.000%, 10/1/2014	155,000	155,329
4.000%, 10/1/2015	70,000	72,731
Lake County Community Consolidated School District No. 3 Beach Park, NATL-RE, 8.750%, 1/1/2015	850,000	867,025
Lake County Forest Preserve District, 0.635%, 12/15/2020 (3)	450,000	450,063
Lake County School District No. 37 Gavin, FSA, 0.000%, 12/1/2014	400,000	397,924
Mason Hospital District, RADIAN, 7.250%, 12/1/2015	155,000	166,579
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, NATL-RE:
0.000%, 1/1/2015	25,000	24,983
0.000%, 1/1/2015	75,000	74,639
McHenry County Community Unit School District No. 12 Johnsburg, AGM, 4.000%, 1/1/2018	125,000	135,224
Memorial Park District, 2.500%, 12/30/2015	65,000	66,746
Metropolitan Water Reclamation District of Greater Chicago, 5.000%, 12/1/2023, Call 6/1/2016	250,000	267,400
Northern Cook County Solid Waste Agency, NATL-RE, 5.000%, 5/1/2015	505,000	517,302
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2023, Call 1/1/2018	515,000	568,122
Quad Cities Regional Economic Development Authority:
3.000%, 10/1/2014	125,000	125,115
3.000%, 10/1/2016	200,000	204,002
Railsplitter Tobacco Settlement Authority, 5.000%, 6/1/2017	20,000	22,101
Saint Clair County School District No. 118 Belleville, AMBAC, 0.000%, 12/1/2014	200,000	198,370
Southwestern Illinois Development Authority, AGM:
4.500%, 12/1/2014	250,000	252,300
5.250%, 12/1/2020, Call 12/1/2017	275,000	301,636
5.250%, 2/1/2023, Call 2/1/2017	1,165,000	1,249,579
St. Clair County Community Consolidated School District No. 90 O’Fallon, AGM, 2.800%, 12/1/2016	145,000	151,165
State of Illinois:
3.000%, 2/1/2016	2,085,000	2,142,275
4.000%, 4/1/2016	200,000	209,158
5.000%, 5/1/2017	500,000	545,975
State of Illinois Unemployment Compensation Trust Fund, 5.000%, 12/15/2019, Call 6/15/2015	150,000	155,552
State of Illinois, FSA, 5.500%, 12/15/2014, Call 9/29/2014	200,000	200,726
Stephenson County School District No. 145 Freeport, BAM, 2.000%, 2/1/2016	220,000	224,563
Town of Cicero, 4.000%, 1/1/2016	2,670,000	2,775,145
Town of Cicero, AGM, 4.000%, 1/1/2017	1,900,000	2,026,578
Town of Cicero, NATL-RE FGIC, 4.125%, 12/1/2014	300,000	302,628
University of Illinois, AGM, 5.000%, 10/1/2018, Call 10/1/2017	1,635,000	1,839,440
Village of Bensenville, CIFG, 5.000%, 4/1/2016	700,000	731,612
Village of Bolingbrook, NATL-RE, 3.875%, 3/1/2015	200,000	201,874
Village of Bourbonnais, 4.500%, 11/1/2015	210,000	216,760
Village of Bridgeview, AMBAC, 3.300%, 12/1/2015, Call 9/29/2014	330,000	330,422
Village of Cary, RADIAN, 4.400%, 3/1/2016	200,000	201,250
Village of Elwood, RADIAN, 4.200%, 3/1/2016, Call 9/29/2014	100,000	100,263

Village of Franklin Park, AMBAC, 5.000%, 7/1/2015, Call 9/29/2014	1,250,000	1,251,812
Village of Franklin Park, BAM, 4.000%, 10/1/2017	95,000	100,317
Village of Glenwood, AGM, 3.000%, 12/1/2014	165,000	165,467
Village of Melrose Park, NATL-RE, 4.300%, 12/15/2015, Call 9/29/2014	220,000	220,396
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2014	100,000	99,384
Village of Plainfield:
2.000%, 12/15/2015	65,000	66,260
2.000%, 12/15/2016	125,000	128,728
2.000%, 12/15/2017	130,000	134,185
Village of Rosemont, BAM, 2.000%, 12/1/2014	275,000	275,874
Village of Sauk Village, RADIAN, 5.350%, 12/1/2014, Call 9/29/2014	75,000	75,083
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2014	285,000	284,091
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC, 0.000%, 1/1/2015	225,000	223,367
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2014	100,000	99,932
Will County Elementary School District No. 122, AGM, 0.000%, 11/1/2016	130,000	126,931
Will, Grundy, Etc. Counties Community College District No. 525:
5.250%, 6/1/2015	275,000	285,307
5.750%, 6/1/2023, Call 6/1/2018	300,000	334,494

		66,237,620
Indiana - 4.1%
City of Goshen, NATL-RE, 3.800%, 1/1/2018, Call 9/29/2014	615,000	615,787
City of Greenwood, 4.000%, 10/1/2014	100,000	100,234
City of Indianapolis Department of Public Utilities, NATL-RE, 3.500%, 6/1/2017	200,000	213,656
City of Rockport, 1.750%, 6/1/2018 (3)	500,000	502,710
County of Jasper, NATL-RE, 5.600%, 11/1/2016	200,000	216,234
County of Knox, 3.000%, 4/1/2015	200,000	202,068
County of Lake:
2.000%, 1/15/2015	545,000	546,297
2.000%, 7/15/2015	335,000	336,313
2.000%, 1/15/2016	555,000	557,753
2.000%, 1/15/2017	285,000	285,390
Franklin Community Multi-School Building Corp., NATL-RE FGIC SAW, 5.000%, 1/15/2016	250,000	265,625
Gary Community School Corp., SAW:
2.000%, 1/15/2016	255,000	261,036
2.000%, 1/15/2017	520,000	531,133
Indiana Bond Bank, 0.400%, 4/15/2017 (3) (5) (6)	7,000,000	7,000,000
Indiana Finance Authority:
2.200%, 2/1/2016, Call 8/1/2015	4,450,000	4,454,762
3.000%, 10/1/2014	3,250,000	3,256,955
4.000%, 7/1/2015	100,000	102,987
5.000%, 9/15/2016	500,000	542,740
5.000%, 3/1/2017	930,000	1,018,666
Indiana Health & Educational Facilities Financing Authority:
4.100%, 11/3/2016 (3)	100,000	107,558
5.250%, 3/1/2016	710,000	752,387
Indiana Municipal Power Agency, NATL-RE, 5.500%, 1/1/2016	115,000	117,313
Perry Township Multi School Building Corp., AGM SAW, 5.000%, 7/10/2015	2,000,000	2,055,080
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.300%, 7/1/2022, Call 9/2/2014 (3)	5,575,000	5,575,000

		29,617,684
Iowa - 0.7%
City of Coralville:
3.000%, 6/1/2016	250,000	246,858
5.000%, 6/1/2017	50,000	50,314
City of Hills, 4.000%, 8/15/2015	1,690,000	1,743,049
City of Randall, 1.250%, 8/1/2016, Call 2/1/2016	3,000,000	3,002,490
University of Northern Iowa, 4.600%, 7/1/2015, Call 9/29/2014	10,000	10,029

		5,052,740
Kansas - 0.1%
Kansas Development Finance Authority, 3.000%, 11/15/2014	395,000	396,999
Kentucky - 1.4%
City of Owensboro, AMBAC, 0.000%, 1/1/2015	25,000	24,983
City of Russell, 4.000%, 11/1/2015	400,000	416,624
County of Union, 1.100%, 3/1/2016, Call 3/1/2015	1,100,000	1,098,273

Kentucky State Property & Building Commission, AGC, 0.300%, 2/1/2027, Call 2/1/2019 (3) (5) (6)	5,990,000	5,990,000
Kentucky State Property & Building Commission, NATL-RE, 0.250%, 8/1/2021 (3)	2,500,000	2,500,000

		10,029,880
Louisiana - 2.6%
Calcasieu Parish Recreation District No. 1 Ward 3, 2.000%, 1/15/2015	500,000	502,940
City of Bossier City, 2.000%, 10/1/2016	135,000	139,346
City of New Orleans, 4.000%, 6/1/2016	300,000	317,268
City of New Orleans, NATL-RE, 5.250%, 12/1/2014	200,000	202,166
East Baton Rouge Sewerage Commission, 0.609%, 8/1/2018, Call 2/1/2018 (3)	6,475,000	6,500,770
Louisiana Housing Corp., FHA, 2.500%, 12/1/2031, Call 6/1/2020	2,330,000	2,327,530
Louisiana Housing Corp., FHLMC, 1.300%, 7/1/2015, Call 9/29/2014	1,000,000	1,000,210
Louisiana Public Facilities Authority, 0.480%, 7/1/2021, Call 9/4/2014 (3)	1,900,000	1,900,000
Louisiana State Citizens Property Insurance Corp., AMBAC:
5.000%, 6/1/2015	215,000	222,594
5.000%, 6/1/2017, Call 6/1/2016	200,000	214,462
Parish of St. Bernard, 3.000%, 3/1/2015	2,955,000	2,985,082
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2015	230,000	215,252
State of Louisiana, 0.579%, 5/1/2018, Call 11/1/2017 (3)	2,500,000	2,520,100

		19,047,720
Maryland - 0.9%
Anne Arundel County Consolidated Special Taxing District, 4.000%, 7/1/2015	125,000	128,334
City of Baltimore, NATL-RE, 0.270%, 7/1/2020 (3) (5) (6)	5,940,000	5,940,000
Maryland Community Development Administration:
4.200%, 9/1/2015	475,000	486,595
4.300%, 9/1/2017, Call 3/1/2017	75,000	80,155
Maryland Health & Higher Educational Facilities Authority, 3.000%, 7/1/2015	220,000	223,020

		6,858,104
Massachusetts - 0.5%
Commonwealth of Massachusetts, 0.621%, 11/1/2018, Call 11/1/2017 (3)	750,000	758,437
Massachusetts Development Finance Agency:
2.000%, 10/1/2014	1,000,000	1,000,780
4.000%, 10/1/2015	200,000	206,574
Massachusetts Development Finance Agency, AGM, 4.000%, 10/1/2015	950,000	975,118
Massachusetts Health & Educational Facilities Authority, 1.000%, 11/1/2014 (3)	419,000	419,385
Massachusetts Municipal Wholesale Electric Co., MBIA, 0.105%, 7/1/2018, Call 9/2/2014 (3) (14)	300,000	287,660

		3,647,954
Michigan - 3.6%
City of Detroit, 3.500%, 10/7/2016 (3)	3,000,000	3,000,000
City of Detroit Convention Facility Revenue, NATL-RE, 0.000%, 9/30/2015	605,000	603,252
City of Detroit Sewage Disposal System Revenue, AGM, 5.500%, 7/1/2017	400,000	448,220
City of Detroit Sewage Disposal System Revenue, NATL-RE FGIC, 5.250%, 7/1/2016	265,000	286,067
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.750%, 7/1/2024, Call 7/1/2018	100,000	113,581
City of Detroit Water Supply System Revenue, NATL-RE, 5.000%, 7/1/2021, Call 7/1/2015	1,500,000	1,550,190
City of Iron Mountain, 2.000%, 3/1/2015	230,000	231,647
City of Marquette, AMBAC, 4.000%, 11/1/2014	160,000	160,557
City of Wayne, AMBAC, 4.000%, 10/1/2017, Call 10/1/2015	300,000	307,089
Detroit City School District, AGM Q-SBLF, 5.000%, 5/1/2015	750,000	765,870
Detroit Wayne County Stadium Authority, 5.000%, 10/1/2014	245,000	245,563
Ecorse Public School District, AGM Q-SBLF, 5.000%, 5/1/2016, Call 5/1/2015	100,000	103,007
Fitzgerald Public School District, BAM:
4.000%, 5/1/2016	1,490,000	1,566,854
4.000%, 5/1/2016	625,000	656,706
4.000%, 5/1/2017	985,000	1,055,063
Healthsource Saginaw, Inc., 4.000%, 5/1/2017	200,000	216,468
Michigan Finance Authority:
3.000%, 12/1/2014	120,000	120,840
3.000%, 5/1/2015	160,000	162,157
4.000%, 4/1/2015	135,000	136,837
5.000%, 6/1/2015	1,500,000	1,544,775
5.000%, 7/1/2016	1,000,000	1,062,760
5.000%, 7/1/2016	2,000,000	2,139,020
Michigan State Building Authority, 5.000%, 10/15/2017	30,000	33,937

Michigan State Housing Development Authority, 1.000%, 10/1/2014, Call 9/29/2014	3,100,000	3,100,806
Romulus Tax Increment Finance Authority, AGM, 4.250%, 11/1/2014	400,000	401,964
Star International Academy:
2.900%, 3/1/2015	125,000	125,054
3.150%, 3/1/2016	130,000	130,320
3.400%, 3/1/2017	125,000	125,863
Taylor Tax Increment Finance Authority, AGM:
2.000%, 5/1/2016	1,245,000	1,275,801
4.000%, 5/1/2020, Call 9/29/2014	785,000	786,397
4.000%, 5/1/2021, Call 9/29/2014	600,000	601,008
Village of Holly, BAM, 2.000%, 10/1/2015	160,000	162,605
Waterford School District, AGM, 5.000%, 8/1/2017	870,000	974,826
Wayne-Westland Community Schools, Q-SBLF:
5.000%, 5/1/2017	1,060,000	1,175,667
5.000%, 5/1/2018	800,000	909,400

		26,280,171
Minnesota - 0.4%
Brooklyn Center Independent School District No. 286, NATL-RE, 4.250%, 2/1/2016	300,000	314,595
City of Minneapolis, 3.000%, 7/15/2015, Call 1/15/2015	1,065,000	1,065,298
City of Winona:
2.000%, 7/1/2015	100,000	100,350
2.300%, 7/1/2016	500,000	504,285
Minnesota Higher Education Facilities Authority:
3.000%, 10/1/2014	390,000	390,448
3.000%, 12/1/2014	250,000	250,993
4.000%, 10/1/2015	255,000	260,613

		2,886,582
Mississippi - 1.3%
City of D’Iberville, 2.000%, 4/1/2016	265,000	265,941
Mississippi Business Finance Corp.:
0.350%, 5/1/2037, Call 11/1/2014 (3)	1,200,000	1,200,024
1.200%, 12/1/2036, Call 9/2/2014 (3)	8,000,000	8,000,000
Mississippi Development Bank, 5.000%, 4/1/2018	300,000	340,452

		9,806,417
Missouri - 0.7%
City of St. Louis, NATL-RE:
5.500%, 7/1/2015	500,000	521,320
5.500%, 7/1/2016	360,000	392,037
County of Jackson, AMBAC, 0.000%, 12/1/2015	90,000	87,309
Health & Educational Facilities Authority of the State of Missouri, 3.000%, 2/1/2017	100,000	104,333
Joplin Industrial Development Authority, 3.125%, 2/15/2015	705,000	708,694
Missouri Development Finance Board, 3.000%, 4/1/2016	300,000	309,495
Missouri Housing Development Commission, GNMA/FNMA, 4.700%, 3/1/2035, Call 9/1/2019	410,000	437,191
Missouri State Environmental Improvement & Energy Resources Authority, NATL-RE, 0.105%, 12/1/2022, Call 9/2/2014 (3) (14)	1,750,000	1,611,636
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2016	1,000,000	1,011,620

		5,183,635
Nebraska - 0.1%
Central Plains Energy Project:
4.000%, 9/1/2014	700,000	700,000
5.000%, 12/1/2014	100,000	100,927

		800,927
Nevada - 0.4%
Deutsche Bank Spears/Lifers Trust, FSA AMBAC, 0.270%, 6/15/2022, Call 6/15/2017 (3) (5) (6)	2,720,000	2,720,000
Henderson Redevelopment Agency, AMBAC, 4.600%, 10/1/2014, Call 9/29/2014	175,000	175,362

		2,895,362
New Hampshire - 0.2%
New Hampshire Health & Education Facilities Authority:
3.000%, 7/1/2015	735,000	746,370
3.000%, 7/1/2016	755,000	777,786

		1,524,156

New Jersey - 8.3%
Camden County Municipal Utilities Authority, NATL-RE FGIC, 0.000%, 9/1/2015	185,000	183,886
City of Margate City, 5.000%, 2/1/2018	200,000	223,100
City of Millville, 2.000%, 7/15/2015	1,385,000	1,397,839
Closter Borough Board of Education, 6.125%, 9/15/2014	294,000	294,535
New Jersey Economic Development Authority:
0.330%, 11/1/2031, Call 9/2/2014 (3)	7,940,000	7,940,000
0.330%, 11/1/2040, Call 9/2/2014 (3)	6,060,000	6,060,000
0.330%, 11/1/2040, Call 9/2/2014 (3)	5,000,000	5,000,000
0.730%, 3/1/2036, Call 9/2/2014 (3)	6,150,000	6,150,000
1.250%, 5/1/2036, Call 9/2/2014 (3)	8,275,000	8,275,000
1.750%, 2/1/2016, Call 8/1/2015 (3)	3,300,000	3,337,422
1.850%, 2/1/2018, Call 8/1/2017 (3)	500,000	514,950
2.009%, 2/1/2018, Call 8/1/2017 (3)	1,750,000	1,818,985
5.000%, 6/15/2015	1,230,000	1,273,358
5.000%, 6/15/2017	200,000	221,532
New Jersey Economic Development Authority, AGM, 5.000%, 9/1/2014 (3)	125,000	125,034
New Jersey Health Care Facilities Financing Authority:
0.300%, 7/1/2028, Call 9/3/2014 (3)	400,000	400,000
0.330%, 7/1/2038, Call 9/2/2014 (3)	4,100,000	4,100,000
0.620%, 7/1/2018, Call 9/2/2014 (3)	100,000	100,000
3.250%, 7/1/2016	515,000	535,327
New Jersey Health Care Facilities Financing Authority, AGC, 0.440%, 7/1/2038, Call 7/1/2019 (3) (5) (6)	7,002,902	7,002,902
New Jersey State Turnpike Authority, 0.524%, 1/1/2017, Call 7/1/2016 (3)	5,000,000	5,009,000
Pequannock River Basin Regional Sewerage Authority, 3.000%, 12/1/2014	360,000	361,728

		60,324,598
New Mexico - 0.8%
New Mexico Municipal Energy Acquisition Authority, 0.854%, 8/1/2019, Call 2/1/2019 (3)	5,500,000	5,532,450
New York - 5.0%
City of New York:
0.450%, 8/1/2027, Call 10/3/2016 (3)	1,070,000	1,070,182
5.000%, 8/1/2017	250,000	281,432
City of New York, AGC, 0.200%, 10/1/2021, Call 9/2/2014 (3) (14)	175,000	175,000
City of New York, AGM:
0.050%, 8/1/2026, Call 9/3/2014 (3) (14)	50,000	50,000
0.460%, 6/1/2036, Call 9/3/2014 (3) (14)	675,000	675,000
City of Ogdensburg, 1.250%, 7/31/2015	1,000,000	1,004,060
City of Schenectady, BAM, 3.125%, 5/15/2017	300,000	318,738
County of Rockland:
2.000%, 3/17/2015	2,000,000	2,015,500
5.000%, 3/1/2016	350,000	370,678
County of Rockland, AGM, 5.000%, 3/1/2016	2,000,000	2,124,300
County of Suffolk, AGM, 5.000%, 2/1/2017	1,000,000	1,101,240
Long Island Power Authority, NATL-RE:
5.000%, 5/1/2015	445,000	458,443
5.250%, 12/1/2014	415,000	419,876
Metropolitan Transportation Authority, 0.604%, 11/1/2015 (3)	300,000	300,735
Metropolitan Transportation Authority, AGM:
0.312%, 11/1/2022, Call 9/3/2014 (3) (14)	3,800,000	3,654,502
0.318%, 11/1/2022, Call 9/4/2014 (3) (14)	3,100,000	2,981,304
Metropolitan Transportation Authority, AMBAC, 0.300%, 11/15/2023 (3) (5) (6)	2,425,000	2,425,000
Monroe County Industrial Development Corp., FHA, 0.370%, 8/15/2040, Call 9/4/2014 (3) (5) (6)	1,235,000	1,235,000
New York City Health & Hospital Corp., GO:
5.000%, 2/15/2015	65,000	66,400
5.000%, 2/15/2015	85,000	86,804
New York City Municipal Water Finance Authority, 0.200%, 6/15/2032, Call 9/15/2014 (3)	3,000,000	3,000,000
New York City Transit Auth/Metropolitan Transn Auth/Triborough Bridge & Tunnel, AMBAC:
0.431%, 1/1/2030, Call 9/4/2014 (3) (14)	650,000	600,818
0.432%, 1/1/2030, Call 9/12/2014 (3) (14)	100,000	92,690
New York City Transitional Finance Authority, AGM, 0.490%, 11/1/2027, Call 9/5/2014 (3) (14)	275,000	275,000
New York State Dormitory Authority, AMBAC, 0.200%, 5/15/2022 (3) (5) (6)	2,500,000	2,500,000
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.450%, 12/1/2025, Call 9/2/2014 (3) (5) (6)	6,330,000	6,330,000
Rensselaer County Industrial Development Agency, 0.230%, 10/30/2035, Call 9/2/2014 (3)	500,000	500,000

South Plattsburgh Fire District, AGC, 4.250%, 10/1/2014	110,000	110,286
State of New York, NATL-RE FGIC:
0.105%, 2/15/2022, Call 9/4/2014 (3) (14)	280,000	268,999
0.105%, 2/13/2032, Call 9/4/2014 (3) (14)	1,795,000	1,723,306
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2018	65,000	70,825

		36,286,118
North Carolina - 0.9%
North Carolina Medical Care Commission, 0.370%, 6/1/2029, Call 6/1/2020 (3) (5) (6)	1,000,000	1,000,000
Person County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.148%, 11/1/2018, Call 9/26/2014 (3) (14)	4,275,000	4,138,803
Wake County Industrial Facilities & Pollution Control Financing Authority, AMBAC:
0.088%, 10/1/2022, Call 10/2/2014 (3) (14)	1,025,000	896,575
0.105%, 10/1/2022, Call 9/4/2014 (3) (14)	950,000	831,015

		6,866,393
North Dakota - 1.5%
Barnes County North Public School District Building Authority:
4.000%, 5/1/2015	500,000	508,480
4.000%, 5/1/2016	520,000	536,697
4.000%, 5/1/2017	545,000	567,601
4.000%, 5/1/2018	565,000	589,205
4.000%, 5/1/2019	590,000	619,122
City of Williston, 5.000%, 5/1/2016	255,000	273,926
City of Williston, AGM, 2.650%, 11/1/2020, Call 5/1/2015	3,675,000	3,689,296
County of Burleigh, 3.000%, 7/1/2015	255,000	258,817
Williston Parks & Recreation District:
2.000%, 3/1/2032, Call 9/15/2014	1,265,000	1,265,468
3.250%, 3/1/2032, Call 9/15/2014	2,960,000	2,997,681

		11,306,293
Ohio - 1.1%
Adams County/Ohio Valley Local School District, 2.000%, 12/1/2014	105,000	105,061
Buckeye Tobacco Settlement Financing Authority, 5.000%, 6/1/2015	50,000	51,326
City of Cleveland, AMBAC, 5.000%, 1/1/2016	220,000	232,753
City of Parma, AMBAC, 5.450%, 12/1/2014	95,000	96,197
City of Trenton, AGM, 2.000%, 12/1/2015	275,000	278,930
County of Erie, XLCA, 4.000%, 10/1/2014	150,000	150,465
County of Richland, AGM:
1.000%, 12/1/2014	100,000	100,055
1.500%, 12/1/2015	130,000	130,896
Lancaster Port Authority, 0.824%, 8/1/2019, Call 2/1/2019 (3)	5,000,000	5,035,900
Montpelier Exempted Village School District, School District Credit Program:
0.000%, 12/1/2014	150,000	149,484
0.000%, 12/1/2015	145,000	142,212
Painesville City Local School District, School District Credit Program, 0.000%, 12/1/2016	840,000	820,873
State of Ohio, 5.000%, 6/15/2015	475,000	493,040

		7,787,192
Oklahoma - 0.2%
Comanche County Hospital Authority, 5.000%, 7/1/2015	680,000	701,597
Stephens County Educational Facilities Authority:
2.000%, 9/1/2014	100,000	100,000
3.000%, 9/1/2014	170,000	170,000
3.000%, 9/1/2015	160,000	161,296

		1,132,893
Oregon - 0.5%
Klamath Falls Intercommunity Hospital Authority, 4.000%, 9/1/2014	355,000	355,000
Port of Morrow:
0.280%, 2/1/2027, Call 9/2/2014 (3)	3,000,000	3,000,000
2.000%, 6/1/2017	200,000	203,378

		3,558,378
Pennsylvania - 6.2%
Bethlehem Area Vocational Technical School Authority, MAC SAW:
0.400%, 9/15/2015	125,000	125,154
0.700%, 9/15/2016	180,000	180,072
1.500%, 9/15/2017	185,000	187,477

Butler County Hospital Authority:
0.250%, 10/1/2032, Call 9/2/2014 (3)	10,645,000	10,645,000
0.250%, 10/1/2042, Call 9/2/2014 (3)	3,070,000	3,070,000
City of Philadelphia Gas Works, AMBAC, 5.000%, 10/1/2014	200,000	200,730
County of Cambria, BAM, 4.000%, 8/1/2016	1,035,000	1,098,611
County of Lehigh, AGM, 5.000%, 7/1/2015	480,000	498,734
Cumberland County Municipal Authority, RADIAN, 5.000%, 12/1/2015	150,000	156,167
Lehigh County General Purpose Authority:
0.250%, 5/15/2021, Call 9/2/2014 (3)	1,970,000	1,970,000
3.000%, 11/1/2015	410,000	419,418
3.000%, 11/1/2016	455,000	471,899
Montgomery County Industrial Development Authority:
5.000%, 11/15/2015	1,000,000	1,050,430
5.000%, 11/15/2016	1,000,000	1,086,470
Norristown Area School District, 3.000%, 10/1/2014	455,000	455,273
Pennsylvania Higher Educational Facilities Authority, RADIAN, 5.000%, 12/15/2017, Call 6/15/2016	300,000	318,702
Pennsylvania Turnpike Commission:
0.500%, 12/1/2017, Call 6/1/2017 (3)	560,000	560,526
0.650%, 12/1/2017, Call 6/1/2017 (3)	100,000	100,392
0.730%, 12/1/2018, Call 6/1/2018 (3)	6,000,000	6,042,420
0.930%, 12/1/2020, Call 6/1/2020 (3)	1,800,000	1,811,250
1.200%, 12/1/2019, Call 6/1/2019 (3)	2,225,000	2,281,493
Philadelphia Authority for Industrial Development, 4.000%, 10/1/2017	1,250,000	1,370,450
Pittsburgh Public Parking Authority, NATL-RE, 5.000%, 12/1/2020, Call 12/1/2015	1,815,000	1,909,434
Pittsburgh Public Parking Authority, NATL-RE FGIC:
0.000%, 12/1/2014	300,000	298,299
0.000%, 12/1/2015	725,000	703,497
Pittsburgh Public Schools, NATL-RE FGIC SAW, 3.500%, 9/1/2015	30,000	30,986
Puttable Floating Option Tax-Exempt Receipts, FGIC, 0.360%, 6/1/2034 (3) (5) (6)	7,000,000	7,000,000
State Public School Building Authority, AGM:
2.000%, 10/15/2014	250,000	250,375
3.000%, 10/15/2015	210,000	214,851
Wayne County Hospital & Health Facilities Authority, AGM, 2.000%, 7/1/2015	395,000	399,740
York County Hospital Authority, AMBAC, 0.081%, 7/1/2021, Call 9/2/2014 (3) (14)	210,000	191,453

		45,099,303
Puerto Rico - 0.4%
Commonwealth of Puerto Rico, AGM, 5.250%, 7/1/2016	100,000	104,053
Commonwealth of Puerto Rico, NATL-RE, 0.000%, 7/1/2016	270,000	241,615
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority:
5.000%, 4/1/2015	2,000,000	2,017,680
5.000%, 4/1/2016	500,000	496,925
5.000%, 7/1/2018	300,000	320,175

		3,180,448
Rhode Island - 0.8%
Rhode Island Health & Educational Building Corp., 0.310%, 6/1/2035, Call 9/1/2014 (3)	4,445,000	4,445,000
Rhode Island Health & Educational Building Corp., NATL-RE, 5.500%, 4/1/2017	1,000,000	1,111,670

		5,556,670
South Carolina - 0.3%
City of Rock Hill, AGM, 3.000%, 1/1/2015	320,000	322,826
Kershaw County School District, AGC, 5.000%, 12/1/2014	100,000	101,127
Newberry Investing in Children’s Education, 5.250%, 12/1/2015	1,560,000	1,651,603
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2014	300,000	301,089
Piedmont Municipal Power Agency, AMBAC, 0.000%, 1/1/2015	30,000	29,953

		2,406,598
South Dakota - 0.0%
South Dakota Health & Educational Facilities Authority, 3.500%, 9/1/2015	355,000	359,782
Tennessee - 1.5%
Clarksville Natural Gas Acquisition Corp., 5.000%, 12/15/2016	1,750,000	1,884,312
Franklin Public Building Authority, 0.220%, 6/1/2037, Call 9/2/2014 (3)	8,350,000	8,350,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 3.000%, 11/1/2016	510,000	526,621
Tennessee Housing Development Agency, 4.500%, 7/1/2028, Call 1/1/2020	230,000	238,315

		10,999,248

Texas - 6.0%
Andrews County Hospital District, 2.000%, 3/15/2015	870,000	878,117
Central Texas Regional Mobility Authority:
3.000%, 1/4/2016, Call 7/1/2015 (3)	3,000,000	3,006,750
4.000%, 1/1/2015	380,000	383,485
City of Arlington, NATL-RE, 5.000%, 8/15/2034, Call 8/15/2015	270,000	276,480
City of Galveston, 4.000%, 2/1/2015	500,000	506,405
City of Irving, 2.000%, 8/15/2016	140,000	142,965
City of San Marcos, BAM, 2.000%, 11/1/2015	320,000	323,786
Clifton Higher Education Finance Corp.:
3.750%, 8/15/2016	485,000	504,245
5.000%, 8/15/2015	220,000	227,297
County of Jones:
3.000%, 9/1/2014	155,000	155,000
3.000%, 9/1/2015	85,000	87,245
4.000%, 9/1/2016	165,000	173,931
Denton Independent School District, PSF:
0.200%, 8/15/2022, Call 8/15/2016 (3) (5) (6)	4,430,000	4,430,000
2.000%, 8/1/2016 (3)	250,000	256,920
Fort Bend County Levee Improvement District No. 12, AGM, 2.000%, 4/1/2015	420,000	422,692
Fort Bend County Municipal Utility District No. 118, AGM, 2.000%, 9/1/2014	65,000	65,000
Fort Bend County Municipal Utility District No. 138, BAM:
2.000%, 9/1/2015	745,000	756,041
2.000%, 9/1/2016	200,000	204,014
2.000%, 9/1/2017	200,000	205,104
Grand Mission Municipal Utility District No. 1, BAM, 2.000%, 9/1/2016	340,000	347,296
Gulf Coast Industrial Development Authority, 0.600%, 11/1/2019, Call 9/1/2014 (3)	2,350,000	2,350,000
Harris County Cultural Education Facilities Finance Corp., 0.450%, 6/1/2016 (3)	1,000,000	1,001,150
Harris County Health Facilities Development Corp., AGM, 0.490%, 7/1/2031, Call 9/4/2014 (3) (14)	250,000	250,000
Harris County Municipal Utility District No. 167, AGM, 0.000%, 9/1/2014	190,000	190,000
Harris County Municipal Utility District No. 276, AGM, 2.000%, 9/1/2014	215,000	215,000
Harris County Municipal Utility District No. 276, BAM, 2.000%, 9/1/2015	200,000	202,426
Harris County Municipal Utility District No. 383, BAM, 2.000%, 9/1/2015	140,000	141,128
Harris County Municipal Utility District No. 391, AGM:
2.000%, 9/1/2014	25,000	25,000
2.000%, 9/1/2015	125,000	126,144
Harris County Municipal Utility District No. 468, AGM, 2.000%, 9/1/2017	100,000	103,150
Harris Montgomery Counties Municipal Utility District No. 386, 5.000%, 9/1/2015	290,000	299,370
Meadowhill Regional Municipal Utility District, AGM, 2.000%, 10/1/2015	165,000	167,937
North Texas Health Facilities Development Corp., AGM, 5.000%, 9/1/2015	180,000	188,316
North Texas Tollway Authority, 6.000%, 1/1/2020, Call 1/1/2018	250,000	284,343
Northpointe Water Control & Improvement District, AGM, 2.000%, 9/1/2016	300,000	306,261
Northside Independent School District, PSF, 2.125%, 8/1/2020, Call 2/1/2015 (3)	2,000,000	2,000,980
Panhandle-Plains Higher Education Authority, Inc., 1.035%, 10/1/2020, Call 9/2/2014 (3)	380,000	382,018
Round Rock Transportation System Development Corp., NATL-RE, 4.125%, 8/15/2019, Call 8/15/2015	150,000	153,861
Sam Rayburn Municipal Power Agency, 5.000%, 10/1/2014	1,515,000	1,520,712
Spring Creek Utility District of Montgomery County, BAM, 2.000%, 10/1/2017	375,000	384,371
Tarrant County Cultural Education Facilities Finance Corp.:
4.000%, 9/1/2017	550,000	596,816
5.000%, 10/1/2017	1,025,000	1,154,499
Texas Municipal Gas Acquisition & Supply Corp. I, 5.000%, 12/15/2015	150,000	156,885
Texas Municipal Gas Acquisition & Supply Corp. II:
0.520%, 9/15/2017 (3)	190,000	190,032
0.855%, 9/15/2017 (3)	3,050,000	3,061,468
Texas Municipal Gas Acquisition & Supply Corp. III:
5.000%, 12/15/2014	1,000,000	1,011,960
5.000%, 12/15/2015	1,500,000	1,578,900
Texas Transportation Commission:
0.300%, 4/1/2026, Call 9/2/2014 (3)	9,000,000	9,000,000
1.250%, 2/15/2015 (3)	2,650,000	2,656,969
Travis County Water Control & Improvement District No. 17, BAM:
0.000%, 11/1/2016	390,000	385,406
0.000%, 11/1/2017	250,000	243,085
Walnut Creek Special Utility District, MAC, 2.000%, 1/10/2017	255,000	260,011

		43,940,971

Utah - 0.4%
County of Box Elder, 0.220%, 4/1/2028, Call 9/2/2014 (3)	3,000,000	3,000,000
Virginia - 0.0%
Virginia Housing Development Authority, 3.500%, 6/1/2015	125,000	127,086
Washington - 0.2%
Washington Health Care Facilities Authority, 2.500%, 12/1/2017 (5) (6)	900,000	904,734
Washington Higher Education Facilities Authority:
3.000%, 10/1/2014	100,000	100,161
3.000%, 10/1/2015	170,000	173,074
Washington State Housing Finance Commission, 3.000%, 7/1/2015	200,000	201,904

		1,379,873
West Virginia - 0.1%
Berkeley County Building Commission:
3.000%, 9/1/2015	100,000	102,470
3.000%, 9/1/2016	140,000	146,272
3.000%, 9/1/2017	50,000	52,956
City of Princeton, 4.000%, 5/1/2015	430,000	435,104

		736,802
Wisconsin - 1.0%
Birchwood School District, AGM, 3.750%, 10/1/2018, Call 10/1/2014	210,000	210,472
City of Beloit, 3.000%, 5/1/2015	600,000	610,848
City of Menasha:
4.300%, 9/1/2015	265,000	269,044
4.400%, 9/1/2017, Call 9/1/2015	100,000	101,790
4.600%, 9/1/2021, Call 9/29/2014	165,000	165,531
City of Milwaukee, 0.060%, 7/1/2019, Call 9/2/2014 (3)	100,000	100,000
City of Nekoosa, 5.350%, 7/1/2015	160,000	164,320
City of Sheboygan, FGIC, 5.000%, 9/1/2015	375,000	390,525
City of South Milwaukee, 4.000%, 9/1/2017, Call 9/1/2016	100,000	106,763
Sun Prairie Community Development Authority, 0.400%, 8/1/2015	175,000	175,206
Wisconsin Center District:
3.000%, 12/15/2015	200,000	203,686
3.000%, 12/15/2016	615,000	629,323
3.000%, 12/15/2017	635,000	653,625
Wisconsin Center District, NATL-RE:
0.000%, 12/15/2014	205,000	204,643
0.000%, 12/15/2015	135,000	133,661
Wisconsin Health & Educational Facilities Authority:
2.000%, 8/15/2015	390,000	392,707
2.250%, 5/1/2016	100,000	100,356
2.500%, 10/15/2015	180,000	184,421
3.000%, 8/15/2016	320,000	329,299
3.000%, 8/15/2017	410,000	425,256
5.000%, 9/1/2016	375,000	404,351
5.000%, 8/15/2021, Call 8/15/2018	150,000	168,758
5.250%, 12/15/2015	250,000	265,770
Wisconsin Health & Educational Facilities Authority, AMBAC, 5.000%, 12/15/2014	140,000	141,872
Wisconsin Health & Educational Facilities Authority, NATL-RE, 3.750%, 12/1/2014	500,000	503,855

		7,036,082

Total Municipals (identified cost $672,953,966)		675,052,466

Mutual Funds - 0.3%

New York - 0.3%
Nuveen New York AMT-Free Municipal Income Fund, Preferred Shares, 0.670%, 10/1/2017, Call 4/1/2015 (3) (5) (6)	400	2,000,320

Total Mutual Funds (identified cost $2,000,000)		2,000,320

Short-Term Investments - 6.0%

Mutual Funds - 1.7%
BMO Tax-Free Money Market Fund, Class I, 0.036% (10)	12,646,866	12,646,866

Short-Term Municipals - 4.3%

Arizona - 0.0%
Maricopa County Industrial Development Authority, 2.000%, 1/1/2015	100,000	100,463
California - 0.1%
City of La Verne, 2.000%, 5/15/2015	365,000	367,986
Val Verde Unified School District, BAM, 3.000%, 10/1/2014	130,000	130,269

		498,255
Connecticut - 1.2%
City of New Britain, 2.000%, 10/30/2014	7,805,000	7,821,234
Town of East Haven, 1.250%, 7/31/2015	725,000	729,800

		8,551,034
Florida - 0.2%
Southeast Overtown Park West Community Redevelopment Agency:
3.000%, 3/1/2015 (5) (6)	285,000	288,508
3.000%, 3/1/2015 (5) (6)	1,250,000	1,265,075

		1,553,583
Illinois - 1.3%
City of Decatur, 3.000%, 3/1/2015	140,000	141,862
City of Waukegan, 2.000%, 12/30/2014	440,000	441,694
Marion-Clinton Etc Counties High School District No. 200-Centralia, BAM, 3.000%, 12/1/2014	690,000	694,071
State of Illinois, 2.000%, 5/1/2015	7,000,000	7,068,880
Town of Cicero, 2.000%, 1/1/2015	1,500,000	1,507,290
Will County School District No. 88A Richland, 2.000%, 1/1/2015	150,000	150,788

		10,004,585
Kansas - 0.0%
Shawnee County Unified School District No. 450 Shawnee Heights, 2.000%, 9/1/2014	50,000	50,000
Kentucky - 0.1%
City of Covington, AGM, 3.000%, 4/1/2015	400,000	405,616
Michigan - 0.4%
Fitzgerald Public School District, BAM:
4.000%, 5/1/2015	1,485,000	1,518,412
4.000%, 5/1/2015	570,000	582,637
Michigan Finance Authority, SAW, 2.850%, 8/20/2015	750,000	749,993

		2,851,042
Mississippi - 0.1%
Mississippi Development Bank, BAM, 5.000%, 3/1/2015	880,000	901,102
Missouri - 0.1%
Missouri Development Finance Board, 3.000%, 4/1/2015	510,000	516,747
New Mexico - 0.0%
County of Otero, BAM, 3.000%, 12/1/2014	220,000	221,346
New York - 0.6%
Nassau Health Care Corp., 2.250%, 1/15/2015, Call 12/1/2014	4,700,000	4,711,703
Ohio - 0.0%
Field Local School District, BAM, 1.000%, 12/1/2014	35,000	35,037
Pennsylvania - 0.1%
County of Cambria, BAM, 3.000%, 8/1/2015	450,000	460,346
Texas - 0.1%
City of Mission, BAM, 2.000%, 2/15/2015	175,000	176,337

Walnut Creek Special Utility District, MAC, 2.000%, 1/10/2015	250,000	250,983

		427,320

Total Short-Term Municipals		31,288,179

Total Short-Term Investments (identified cost $43,929,820)		43,935,045

Total Investments - 98.6% (identified cost $718,883,786)		720,987,831
Other Assets and Liabilities - 1.4%		10,192,349

Total Net Assets - 100.0%		$731,180,180

(3)	Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2014.

(4)	Purchased on a when-issued or delayed delivery basis.

(5)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2014, these securities amounted to:

Fund	Amount	% of Total Net Assets
Ultra Short Tax-Free Fund	$121,185,979	16.57%

(6)	Denotes a restricted security which has been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds.

(10)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(14)	Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

Short Tax-Free Fund

SCHEDULE OF INVESTMENTS –

As of August 31, 2014

Description	Shares or Principal Amount	Value
Municipals - 98.7%

Alabama - 0.7%
Alabama Agricultural & Mechanical University, AMBAC, 3.700%, 11/1/2015	$200,000	$201,190
Alabama State Docks Department, NATL-RE, 5.000%, 10/1/2019, Call 10/1/2016	100,000	108,064
City of Birmingham, NATL-RE, 5.000%, 10/1/2014	30,000	30,118
County of Jefferson, AGM, 0.314%, 2/1/2042, Call 9/11/2014 (3) (14)	200,000	158,780
Health Care Authority for Baptist Health, 0.500%, 11/1/2042 (3)	200,000	200,000

		698,152
Alaska - 1.0%
Alaska Housing Finance Corp., NATL-RE:
5.250%, 12/1/2021, Call 12/1/2017	100,000	113,590
5.250%, 12/1/2025, Call 6/1/2015	140,000	144,977
Alaska Industrial Development & Export Authority, 4.000%, 4/1/2017	200,000	215,268
City of Valdez, 5.000%, 1/1/2021	500,000	591,625

		1,065,460
Arizona - 2.2%
Apache County Unified School District No. 20 Ganado, AMBAC, 5.000%, 7/1/2015, Call 1/1/2015	50,000	50,751
Arizona Health Facilities Authority:
1.900%, 2/5/2020, Call 8/9/2019 (3)	250,000	250,002
1.900%, 2/5/2020, Call 8/9/2019 (3)	250,000	250,002
Greater Arizona Development Authority, 5.000%, 8/1/2024, Call 8/1/2018	25,000	26,518
JPMorgan Chase Putters/Drivers Trust, 0.350%, 9/1/2033, Call 9/2/2014 (3) (5) (6)	500,000	500,000
McAllister Academic Village LLC, 5.750%, 7/1/2016	95,000	104,067
Mohave County Elementary School District No. 16 Mohave Valley, AMBAC, 3.375%, 7/1/2015, Call 1/1/2015	100,000	100,128
Phoenix Civic Improvement Corp., 5.500%, 7/1/2019 (13)	100,000	118,038
Pima County Industrial Development Authority, 3.000%, 7/1/2015	250,000	251,010
Salt Verde Financial Corp., 5.000%, 12/1/2016	30,000	32,264
Scottsdale Industrial Development Authority, FSA, 0.890%, 9/1/2045, Call 9/2/2014 (3) (14)	600,000	600,000

		2,282,780
Arkansas - 0.9%
City of Cabot, 2.550%, 6/1/2043, Call 6/1/2023	315,000	315,989
City of Hope, AEDC GTD, 2.850%, 4/1/2015	75,000	75,801
City of Hot Springs, 5.000%, 12/1/2020	245,000	286,508
City of Little Rock, 1.800%, 4/1/2030, Call 10/1/2021	150,000	151,363
City of Springdale, 2.600%, 7/1/2027, Call 7/1/2018	140,000	140,682

		970,343
California - 11.7%
Abag Finance Authority for Nonprofit Corps., 5.000%, 7/1/2020	500,000	578,800
Bay Area Toll Authority:
1.150%, 4/1/2024, Call 10/1/2023 (3)	500,000	504,300
1.500%, 4/2/2018, Call 10/1/2017 (3)	1,000,000	1,012,360
California Health Facilities Financing Authority, 5.000%, 11/15/2021, Call 11/15/2015	100,000	104,710
California Health Facilities Financing Authority, NATL-RE:
0.083%, 7/15/2018, Call 9/18/2014 (3) (14)	100,000	96,144
0.123%, 7/1/2022, Call 9/2/2014 (3) (14)	500,000	472,500
California Infrastructure & Economic Development Bank, AMBAC, 0.220%, 10/1/2017, Call 9/2/2014 (3) (14)	500,000	500,000
California Municipal Finance Authority:
1.125%, 2/1/2017 (3)	350,000	352,457
2.150%, 11/1/2016, Call 11/1/2015 (3)	250,000	250,110
California State Public Works Board:
5.000%, 11/1/2020, Call 11/1/2019	35,000	40,944
5.125%, 10/1/2022, Call 10/1/2019	245,000	285,631

California Statewide Communities Development Authority, 3.500%, 11/1/2018	200,000	205,138
California Statewide Communities Development Authority, AGM, 3.000%, 10/1/2017	200,000	209,906
California Statewide Communities Development Authority, CMI, 2.500%, 8/1/2020, Call 11/1/2016	500,000	512,615
California Statewide Communities Development Authority, FGIC, 4.250%, 11/1/2016 (3)	50,000	53,930
Carson Redevelopment Agency Successor Agency, AGM, 5.000%, 10/1/2020	675,000	775,703
Chino Redevelopment Agency, AMBAC, 4.000%, 9/1/2019, Call 9/1/2016	250,000	260,615
County of San Joaquin, 4.000%, 4/1/2019	225,000	247,788
County of Yolo, AGM:
5.000%, 12/1/2015	180,000	187,126
6.800%, 12/1/2014	170,000	172,251
El Centro Financing Authority, AGM, 4.500%, 10/1/2019, Call 10/1/2016	175,000	184,138
Imperial Unified School District, XLCA, 5.000%, 8/1/2023, Call 9/29/2014	50,000	51,150
Los Angeles County Metropolitan Transportation Authority, AMBAC, 0.348%, 7/1/2027 (3) (14)	125,000	112,994
Los Angeles Unified School District, FGIC, 5.000%, 7/1/2025, Call 7/1/2015	265,000	274,937
Lynwood Unified School District, 5.000%, 8/1/2017	500,000	560,400
Mendota Unified School District, 0.000%, 8/1/2018, Call 8/1/2015	350,000	311,871
Moorpark Community Facilities District No. 2004-1 Moorpark Highlands, AGM, 4.000%, 9/1/2016	340,000	360,550
Northern California Gas Authority No. 1:
0.757%, 7/1/2017 (3)	40,000	39,753
0.787%, 7/1/2019 (3)	500,000	490,250
Northern California Transmission Agency, NATL-RE, 0.353%, 5/1/2024, Call 9/2/2014 (3) (14)	100,000	93,859
Orange Redevelopment Agency, NATL-RE, 4.650%, 9/1/2020, Call 9/29/2014	100,000	100,260
Ravenswood City School District, AMBAC, 5.000%, 8/15/2016, Call 9/29/2014	340,000	347,494
Roseville Natural Gas Finance Authority, 5.000%, 2/15/2015	25,000	25,495
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2017, Call 9/8/2014	75,000	75,040
State of California:
0.809%, 12/1/2017, Call 6/1/2017 (3)	250,000	253,105
0.939%, 12/3/2018, Call 6/1/2018 (3)	500,000	507,805
Stockton Unified School District, AGC, 4.000%, 8/1/2015	50,000	51,644
Stockton Unified School District, AGM, 5.000%, 8/1/2018, Call 8/1/2017	200,000	223,424
Twin Rivers Unified School District, AGM:
3.200%, 6/1/2020, Call 10/1/2014 (3)	245,000	245,015
3.200%, 6/1/2020, Call 10/1/2014 (3)	295,000	295,056
Val Verde Unified School District, BAM, 4.000%, 10/1/2020	350,000	386,687
Val Verde Unified School District, NATL-RE, 5.000%, 1/1/2016, Call 1/1/2015	200,000	202,824
West Contra Costa Unified School District, AGM, 5.000%, 8/1/2018	65,000	75,130

		12,091,909
Colorado - 2.8%
Auraria Higher Education Center:
6.000%, 5/1/2018	169,000	191,894
6.000%, 5/1/2019	178,000	205,312
City of Burlington Co., 3.000%, 11/1/2019	100,000	102,746
Colorado Educational & Cultural Facilities Authority, 3.000%, 11/15/2017	200,000	210,998
Colorado Health Facilities Authority:
4.000%, 10/1/2018	165,000	180,903
4.500%, 2/1/2019	250,000	273,807
5.000%, 11/15/2014	40,000	40,394
County of Montrose:
4.000%, 12/1/2018	175,000	189,532
4.000%, 12/1/2019	200,000	215,564
Denver Health & Hospital Authority, 5.000%, 12/1/2020, Call 12/1/2016	250,000	274,220
E-470 Public Highway Authority, 1.230%, 8/31/2017, Call 3/1/2017 (3)	400,000	400,096
E-470 Public Highway Authority, NATL-RE:
4.500%, 9/1/2016	15,000	15,971
5.000%, 9/1/2017, Call 9/1/2016	300,000	320,589
Regional Transportation District, AMBAC, 5.000%, 6/1/2021, Call 6/1/2015	250,000	258,945
Woodmen Road Metropolitan District, AGM, 3.750%, 12/1/2014	30,000	30,231

		2,911,202
Connecticut - 0.6%
City of Bristol, AMBAC, 5.000%, 10/15/2014	40,000	40,227
Connecticut State Health & Educational Facility Authority, NATL-RE, 5.000%, 7/1/2023, Call 7/1/2017	150,000	164,728
State of Connecticut:
0.930%, 8/15/2018 (3)	250,000	253,435
0.970%, 5/15/2018 (3)	150,000	152,643

		611,033

Delaware - 0.2%
Delaware State Housing Authority, 4.800%, 1/1/2023, Call 7/1/2018	205,000	216,855
District of Columbia - 0.1%
District of Columbia, BHAC, 5.000%, 6/1/2022, Call 6/1/2018	100,000	114,653
Florida - 7.1%
Citizens Property Insurance Corp., 4.250%, 6/1/2017	50,000	54,583
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2016	50,000	53,788
Citizens Property Insurance Corp., NATL-RE, 5.000%, 3/1/2017	20,000	22,136
City of Cape Coral, NATL-RE, 5.000%, 7/1/2016	185,000	199,539
City of Gulf Breeze, FGIC, 5.125%, 12/1/2015 (3)	50,000	51,606
City of Lauderhill, XLCA, 4.250%, 10/1/2022, Call 10/1/2014	150,000	150,228
City of Margate, AGM, 4.375%, 7/1/2019, Call 7/1/2015	50,000	50,982
City of Miami Gardens, 3.000%, 7/1/2017	250,000	264,970
City of Miami, NATL-RE, 4.375%, 9/1/2016, Call 9/1/2014	100,000	100,000
City of North Port, BAM, 5.000%, 7/1/2020	150,000	174,534
City of Port St. Lucie, 5.000%, 7/1/2020	295,000	350,929
City of Sunrise, NATL-RE, 0.000%, 10/1/2014	130,000	129,966
County of Broward, 5.000%, 10/1/2020	100,000	116,395
County of Broward, AMBAC, 5.000%, 9/1/2020, Call 9/1/2016	100,000	108,034
County of Madison, 2.000%, 11/1/2014, Call 9/29/2014	500,000	500,090
County of Osceola, AGC, 4.000%, 10/1/2015	65,000	67,364
County of Palm Beach, NATL-RE FGIC, 7.200%, 6/1/2015	125,000	131,559
County of Palm Beach, XLCA, 5.000%, 11/1/2022, Call 11/1/2017	50,000	55,215
County of Sarasota, NATL-RE, 5.000%, 10/1/2021, Call 10/1/2015	150,000	156,102
Florida Department of Environmental Protection, AGC, 5.000%, 7/1/2022, Call 7/1/2017	150,000	166,788
Florida Governmental Utility Authority, 2.000%, 10/1/2015	240,000	242,818
Florida HomeLoan Corp., GNMA/FNMA COLL, 3.100%, 1/1/2017	350,000	369,001
Florida HomeLoan Corp., GNMA/FNMA/FHLMC, 4.600%, 1/1/2029, Call 1/1/2020	100,000	105,172
Florida Municipal Loan Council, NATL-RE, 3.625%, 2/1/2015	100,000	101,091
Florida Municipal Power Agency, AMBAC:
0.088%, 10/1/2021, Call 9/4/2014 (3) (14)	250,000	230,676
0.088%, 10/1/2021 (3) (14)	500,000	461,353
Florida Municipal Power Agency, NATL-RE FGIC, 0.123%, 10/1/2027 (3) (14)	25,000	22,813
Highlands County Health Facilities Authority, 6.500%, 11/17/2015 (3)	25,000	26,821
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2021, Call 10/1/2016	200,000	210,294
Miami-Dade County Expressway Authority, 0.530%, 10/9/2014, Call 9/2/2014 (3) (5) (6)	500,000	500,000
Miami-Dade County School Board, NATL-RE FGIC, 5.000%, 5/1/2022, Call 5/1/2017	50,000	54,997
Orange County Health Facilities Authority, 3.000%, 8/1/2017	350,000	369,701
Orange County School Board, AGM FGIC, 5.000%, 8/1/2021, Call 8/1/2016	50,000	53,810
Orlando Community Redevelopment Agency, 4.000%, 9/1/2017	100,000	107,014
Pinellas County Educational Facilities Authority, 5.000%, 10/1/2017	100,000	109,845
Pinellas County Health Facilities Authority, NATL-RE, 0.186%, 11/15/2023, Call 9/2/2014 (3) (14)	200,000	186,205
Southeast Overtown Park West Community Redevelopment Agency, 5.000%, 3/1/2019 (5) (6)	250,000	280,465
St. Lucie County School Board, NATL-RE, 5.000%, 10/1/2020, Call 10/1/2016	70,000	75,016
St. Lucie County School Board, NATL-RE FGIC, 4.300%, 10/1/2019, Call 10/1/2016	250,000	258,322
State of Florida, NATL-RE, 4.000%, 7/1/2015, Call 9/29/2014	100,000	101,258
Sumter County Industrial Development Authority, 5.000%, 7/1/2020	235,000	265,566
Tampa Bay Water, 5.000%, 10/1/2017	40,000	45,354
Tradition Community Development District No. 1, AGM, 2.000%, 5/1/2016	235,000	239,439

		7,321,839
Georgia - 2.8%
Atlanta Development Authority, 4.000%, 9/1/2020	500,000	557,395
Burke County Development Authority, AGM, 0.274%, 1/1/2024, Call 10/2/2014 (3) (14)	410,000	388,117
City of Atlanta:
1.605%, 11/1/2018, Call 5/1/2018 (3)	250,000	257,638
6.000%, 11/1/2029, Call 11/1/2019	290,000	348,310
County of Bulloch, 2.000%, 9/1/2014	500,000	500,000
County of DeKalb, 5.000%, 10/1/2020	150,000	178,073
Fulton County Development Authority:
4.000%, 3/15/2016	50,000	52,641
5.000%, 3/15/2016	150,000	160,040
Gainesville & Hall County Development Authority, 5.250%, 11/15/2015	70,000	73,738

Gwinnett County Development Authority, County Guarantee, 5.000%, 9/1/2014	40,000	40,000
Main Street Natural Gas, Inc.:
5.000%, 3/15/2016	110,000	115,272
5.250%, 9/15/2018	100,000	113,521
South Georgia Governmental Services Authority, NATL-RE, 3.375%, 1/1/2015, Call 9/29/2014	100,000	100,505

		2,885,250
Idaho - 0.2%
Idaho Health Facilities Authority, 6.500%, 11/1/2023, Call 11/1/2018	150,000	177,524
Illinois - 10.6%
Adams County School District No. 172, 4.000%, 2/1/2016	600,000	628,392
Chicago Board of Education, AGM, 5.000%, 12/1/2018, Call 12/1/2016	190,000	206,714
Chicago Transit Authority, 5.500%, 6/1/2019, Call 12/1/2018	105,000	118,411
City of Chicago:
5.000%, 1/1/2018	50,000	54,447
5.000%, 11/1/2018	125,000	142,788
City of Chicago, AGM, 5.000%, 1/1/2021, Call 7/1/2015	560,000	578,116
City of Chicago, AMBAC, 4.000%, 1/1/2017, Call 7/1/2015	50,000	50,937
City of Chicago, NATL-RE, 5.250%, 1/1/2016, Call 9/29/2014	95,000	95,318
City of Des Plaines, AGM, 5.000%, 12/1/2016, Call 12/1/2014	100,000	101,171
City of Springfield, 5.000%, 3/1/2016	350,000	368,427
City of Waukegan, 5.000%, 12/30/2020	250,000	286,487
Clyde Park District, AGM, 4.250%, 2/1/2019	500,000	535,005
Cook & Du Page Counties Combined School District No. 113A Lemont Bromberek, NATL-RE FGIC, 0.000%, 12/1/2015	160,000	154,552
Cook County Community High School District No. 219 Niles Township, 0.000%, 6/1/2015	95,000	94,740
Cook County Community High School District No. 219 Niles Township, AGM, 4.250%, 12/1/2021, Call 12/1/2017	50,000	55,221
Cook County High School District No. 209 Proviso Township, AGM, 5.000%, 12/1/2019, Call 12/1/2016 (13)	50,000	53,877
Cook County Township High School District No. 201 J Sterling Morton, AMBAC:
0.000%, 12/1/2018	170,000	145,699
0.000%, 12/1/2019	100,000	81,253
Cook County Township High School District No. 220 Reavis, 4.000%, 12/1/2017	100,000	108,243
County of Cook, AMBAC, 5.000%, 11/15/2023, Call 5/15/2016	250,000	262,920
County of Winnebago, NATL-RE, 4.250%, 12/30/2019, Call 12/30/2016	50,000	53,901
DeKalb County Community Unit School District No. 424 Genoa-Kingston, AMBAC:
0.000%, 1/1/2017	350,000	335,177
0.000%, 1/1/2018	350,000	325,227
Illinois Finance Authority:
2.400%, 5/15/2015	100,000	100,614
4.000%, 10/1/2018	275,000	294,745
4.500%, 11/1/2019	100,000	114,890
5.000%, 8/15/2016	195,000	204,321
5.000%, 7/1/2017	250,000	270,350
5.000%, 2/15/2018	40,000	44,872
5.250%, 8/15/2015	200,000	207,644
5.500%, 8/15/2018	100,000	112,611
Illinois Finance Authority, AGM, 0.000%, 2/1/2015	120,000	119,512
Illinois Housing Development Authority, AGM, 4.400%, 9/1/2020, Call 9/29/2014	210,000	210,359
Illinois State Toll Highway Authority, 4.125%, 1/1/2020, Call 7/1/2015	100,000	103,259
Illinois State Toll Highway Authority, AGM:
5.000%, 1/1/2022, Call 7/1/2016	100,000	107,897
5.000%, 1/1/2022, Call 7/1/2015	25,000	25,995
Kane Kendall Etc Counties Community College District No. 516, 4.000%, 12/15/2014	30,000	30,325
Kendall, Kane & Will Counties Community Unit School District No. 308, NATL-RE FGIC, 4.250%, 10/1/2020, Call 10/1/2017	50,000	53,493
Lake County Community High School District No. 117 Antioch, NATL-RE FGIC, 0.000%, 12/1/2016	235,000	226,199
Lake County Forest Preserve District, 0.635%, 12/15/2020 (3)	300,000	300,042
McHenry & Lake Counties Community Consolidated School District No. 15, AGM, 0.000%, 1/1/2018	100,000	92,374
Metropolitan Pier & Exposition Authority, NATL-RE FGIC, 0.000%, 6/15/2015	170,000	168,773
Railsplitter Tobacco Settlement Authority:
5.000%, 6/1/2016	50,000	53,453
5.000%, 6/1/2017	95,000	104,978
5.000%, 6/1/2018	40,000	45,152

Southwestern Illinois Development Authority, AGM, 5.250%, 2/1/2023, Call 2/1/2017	250,000	268,150
State of Illinois:
3.875%, 9/1/2017	100,000	106,832
5.000%, 5/1/2017	250,000	272,987
5.000%, 4/1/2020	100,000	111,335
State of Illinois, AGM, 4.500%, 9/1/2020, Call 9/1/2015	100,000	102,353
State of Illinois, NATL-RE FGIC, 5.500%, 6/15/2017	30,000	33,843
Town of Cicero, 5.000%, 1/1/2020	500,000	571,320
Town of Cicero, AGM, 4.000%, 1/1/2017	250,000	266,655
Village of Bensenville, CIFG, 5.000%, 4/1/2016	300,000	313,548
Village of Melrose Park, NATL-RE, 4.800%, 12/15/2020, Call 9/29/2014	310,000	310,697
Village of Oak Lawn, NATL-RE, 3.850%, 12/1/2017, Call 9/29/2014	480,000	480,802
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2014	200,000	199,362
Will County School District No. 88A Richland, 1.100%, 1/1/2017	120,000	119,972
Winnebago County School District No. 122 Harlem-Loves Park, AGM, 0.000%, 1/1/2017	25,000	23,700

		11,010,437
Indiana - 2.6%
Avon Community School Building Corp., AMBAC, 4.500%, 7/15/2019, Call 7/15/2017	75,000	82,191
County of Jasper, NATL-RE, 5.600%, 11/1/2016	100,000	108,117
County of Lake:
2.000%, 1/15/2017	280,000	280,384
2.000%, 7/15/2017	245,000	245,404
Hammond Local Public Improvement Bond Bank, 5.000%, 8/1/2018, Call 2/1/2018	150,000	163,355
Hobart Building Corp., 6.000%, 7/15/2015	100,000	105,021
Indiana Finance Authority:
2.200%, 2/1/2016, Call 8/1/2015	200,000	200,214
4.900%, 1/1/2016	300,000	317,430
5.000%, 5/1/2020	100,000	115,682
5.000%, 8/15/2020	250,000	279,935
5.250%, 10/1/2022, Call 10/1/2021	150,000	180,256
Indianapolis Local Public Improvement Bond Bank, 5.000%, 6/1/2020	100,000	117,558
Jasper Hospital Authority, 5.000%, 11/1/2020	250,000	286,535
Vigo County Building Corp., AMBAC, 4.200%, 7/15/2017, Call 9/29/2014	255,000	255,594

		2,737,676
Iowa - 0.7%
City of Coralville, 3.000%, 4/15/2016	250,000	255,712
City of Randall, 1.250%, 8/1/2016, Call 2/1/2016	500,000	500,415

		756,127
Kansas - 0.4%
Kansas Development Finance Authority, BAM, 5.000%, 12/1/2019	200,000	231,654
Miami County Unified School District No. 416 Louisburg, NATL-RE:
5.000%, 9/1/2016	30,000	32,779
5.000%, 9/1/2016	120,000	130,739

		395,172
Kentucky - 1.1%
Bullitt County School District Finance Corp., NATL-RE, 3.500%, 5/1/2015	25,000	25,526
County of Union, 1.100%, 3/1/2016, Call 3/1/2015	400,000	399,372
Kentucky Housing Corp., 4.000%, 7/1/2028, Call 1/1/2023	440,000	454,467
Kentucky Turnpike Authority, 4.350%, 7/1/2020, Call 7/1/2016	200,000	212,422

		1,091,787
Louisiana - 1.9%
Evangeline Parish Road & Drain Sales Tax District No. 1, AGM, 5.000%, 12/1/2020	400,000	468,280
Louisiana Housing Corp., FHA, 2.500%, 12/1/2031, Call 6/1/2020	170,000	169,820
Louisiana Local Government Environmental Facilities & Community Development Authority:
0.809%, 8/1/2018, Call 2/1/2018 (3)	450,000	457,906
4.000%, 8/1/2016	180,000	190,145
Louisiana Public Facilities Authority, AMBAC:
0.193%, 9/1/2025, Call 9/30/2014 (3) (14)	50,000	44,502
0.193%, 9/1/2027, Call 9/2/2014 (3) (14)	50,000	43,639
Louisiana State Citizens Property Insurance Corp., AMBAC, 5.000%, 6/1/2018, Call 6/1/2016	410,000	438,831
State of Louisiana, 5.000%, 11/15/2020, Call 5/15/2020	110,000	130,351

		1,943,474

Maryland - 0.6%
City of Baltimore, NATL-RE:
0.090%, 7/1/2032, Call 9/5/2014 (3) (14)	50,000	44,448
0.090%, 7/1/2037, Call 9/3/2014 (3) (14)	25,000	22,170
0.098%, 7/1/2020 (3) (14)	50,000	46,692
Howard County Housing Commission, 1.300%, 7/1/2018, Call 1/1/2018 (3)	75,000	75,122
Maryland Community Development Administration, 4.300%, 9/1/2017, Call 3/1/2017	120,000	128,248
Maryland Community Development Administration, GNMA/FNMA, 4.500%, 3/1/2027, Call 3/1/2021	75,000	79,607
Morgan State University, NATL-RE, 6.050%, 7/1/2015	225,000	228,980

		625,267
Massachusetts - 0.8%
Bridgewater-Raynham Regional School District, AGM, 4.000%, 1/15/2017, Call 1/15/2015	50,000	50,617
City of New Bedford, AGM, 3.250%, 10/1/2014	25,000	25,061
Commonwealth of Massachusetts, 0.621%, 11/1/2018, Call 11/1/2017 (3)	500,000	505,625
Massachusetts Development Finance Agency, 0.600%, 9/30/2016, Call 3/30/2016 (3)	250,000	249,692

		830,995
Michigan - 7.3%
City of Ann Arbor, AMBAC, 4.500%, 3/1/2020, Call 3/1/2016	400,000	422,148
City of Detroit, 3.500%, 10/7/2016 (3)	500,000	500,000
City of Detroit Convention Facility Revenue, NATL-RE, 0.000%, 9/30/2015	25,000	24,928
City of Detroit Sewage Disposal System Revenue, AGM:
3.650%, 7/1/2015, Call 9/29/2014	100,000	100,229
5.500%, 7/1/2017	100,000	112,055
City of Detroit Sewage Disposal System Revenue, NATL-RE:
5.500%, 7/1/2015	170,000	177,133
5.500%, 7/1/2016	50,000	54,201
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2020, Call 7/1/2016	25,000	26,277
City of Detroit Water Supply System Revenue, BHAC, 4.000%, 7/1/2017	100,000	107,898
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.750%, 7/1/2024, Call 7/1/2018	200,000	227,162
City of Grand Haven, NATL-RE, 5.500%, 7/1/2016	100,000	105,702
City of Grand Rapids, 3.000%, 1/1/2015	60,000	60,532
City of Lapeer, AGM, 4.000%, 12/1/2014	50,000	50,449
City of Port Huron, AMBAC, 4.250%, 10/1/2016	100,000	104,841
City of South Haven, AGC, 3.500%, 12/1/2014	75,000	75,575
County of Ottawa, 2.250%, 8/1/2015	60,000	61,160
Detroit City School District, AGM Q-SBLF, 5.000%, 5/1/2022, Call 5/1/2015	100,000	102,550
Detroit Wayne County Stadium Authority, 5.000%, 10/1/2014	500,000	501,150
Dowagiac Union School District, Q-SBLF, 3.000%, 5/1/2016	40,000	41,710
East Branch of the Willow Creek and Branches Drainage District, AGM, 3.800%, 6/1/2017, Call 6/1/2015	40,000	40,888
Fitzgerald Public School District, BAM, 4.000%, 5/1/2018	580,000	628,616
Grand Haven Area Public Schools, Q-SBLF, 2.500%, 5/1/2016	50,000	51,767
Grand Rapids & Kent County Joint Building Authority, 0.000%, 12/1/2015	25,000	24,920
Jackson County Hospital Finance Authority, AGM, 4.000%, 6/1/2016	25,000	26,341
Lake St. Claire Clean Water Initiative, 5.000%, 10/1/2020	150,000	174,501
Michigan Finance Authority, 5.000%, 7/1/2016 (4)	725,000	770,501
Michigan Municipal Bond Authority:
5.000%, 10/1/2015, Call 10/1/2014	70,000	70,252
5.000%, 10/1/2015, Call 10/1/2014	20,000	20,076
Michigan State Building Authority, AGC FGIC, 0.000%, 10/15/2021, Call 10/15/2016	200,000	150,672
Michigan State Hospital Finance Authority:
5.000%, 11/15/2018, Call 11/15/2016	200,000	215,794
5.000%, 11/15/2020, Call 11/15/2019	520,000	592,493
Michigan State Housing Development Authority, 4.600%, 12/1/2026, Call 6/1/2021	65,000	68,737
Montrose Community Schools, NATL-RE Q-SBLF, 6.200%, 5/1/2017	475,000	502,854
Muskegon Public Schools, Q-SBLF, 4.250%, 5/1/2021, Call 5/1/2019	200,000	219,542
Okemos Public Schools, NATL-RE Q-SBLF, 0.000%, 5/1/2016	20,000	19,488
State of Michigan, 5.500%, 11/1/2021, Call 5/1/2019	300,000	349,086
Sturgis Public School District, NATL Q-SBLF, 5.000%, 5/1/2015	40,000	41,235
Taylor Tax Increment Finance Authority, AGM, 4.000%, 5/1/2021, Call 9/29/2014	270,000	270,454
Tecumseh Public Schools, NATL-RE Q-SBLF, 5.000%, 5/1/2017, Call 5/1/2015	100,000	102,731
University of Michigan, 0.250%, 4/1/2015, Call 10/1/2014 (3)	50,000	50,003
Warren Consolidated Schools, AGM, 5.000%, 5/1/2016	220,000	235,719
Zeeland Public Schools, AGM, 2.500%, 5/1/2015	65,000	66,005

		7,548,375

Minnesota - 0.7%
City of Chaska, 5.000%, 2/1/2015	30,000	30,597
City of Minneapolis, 3.000%, 7/15/2015, Call 1/15/2015	300,000	300,084
City of Minneapolis MN/St Paul Housing & Redevelopment Authority, AMBAC, 0.075%, 11/15/2017, Call 9/23/2014 (3) (14)	100,000	96,186
Minnesota Housing Finance Agency, 2.750%, 1/1/2018	190,000	194,931
Rosemount-Apple Valley-Eagan Independent School District No. 196, School District Credit Program, 3.000%, 4/1/2015	20,000	20,332
St. Paul Housing & Redevelopment Authority, NATL-RE, 5.000%, 11/15/2021, Call 11/15/2017	50,000	55,658

		697,788
Mississippi - 1.3%
City of D’Iberville, 2.125%, 4/1/2017	190,000	190,401
Jackson Public School District, AGM, 5.000%, 10/1/2020, Call 4/1/2015	50,000	51,147
Mississippi Business Finance Corp., 1.200%, 12/1/2036, Call 9/2/2014 (3)	500,000	500,000
Mississippi Development Bank, 5.000%, 8/1/2019	155,000	179,939
Mississippi Development Bank, AGC, 4.000%, 7/1/2017	380,000	402,918

		1,324,405
Missouri - 2.7%
Health & Educational Facilities Authority of the State of Missouri:
3.750%, 2/1/2017	45,000	47,749
4.000%, 2/1/2018	255,000	276,190
5.000%, 2/1/2024, Call 2/1/2021	250,000	280,805
Missouri Housing Development Commission, GNMA/FNMA, 4.700%, 3/1/2035, Call 9/1/2019	400,000	426,528
Missouri State Environmental Improvement & Energy Resources Authority, NATL-RE, 0.105%, 12/1/2022, Call 9/2/2014 (3) (14)	750,000	690,701
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2016	600,000	606,972
St. Louis Municipal Finance Corp., AMBAC, 5.000%, 2/15/2019, Call 2/15/2017	450,000	472,815

		2,801,760
Nevada - 0.6%
City of Las Vegas, 5.500%, 4/1/2015	25,000	25,773
City of North Las Vegas, NATL-RE, 5.000%, 10/1/2014	105,000	105,278
Clark County School District, NATL-RE FGIC:
5.000%, 6/15/2021, Call 6/15/2017	100,000	113,023
5.000%, 6/15/2023, Call 6/15/2017	175,000	197,169
County of Clark, 5.000%, 7/1/2015	50,000	51,995
County of Clark, AMBAC, 4.125%, 11/1/2020, Call 11/1/2015	75,000	77,032
Nye County School District, PSF, 4.375%, 5/1/2025, Call 5/1/2015	100,000	102,806

		673,076
New Hampshire - 0.3%
New Hampshire Health and Education Facilities Authority Act, 5.250%, 10/1/2023, Call 10/1/2017	250,000	270,145
New Jersey - 2.7%
City of Passaic, 4.000%, 5/1/2016	275,000	287,045
Morris-Union Jointure Commission, AGM, 4.000%, 8/1/2015	150,000	153,795
New Jersey Economic Development Authority:
1.750%, 2/1/2016, Call 8/1/2015 (3)	850,000	859,639
2.009%, 2/1/2018, Call 8/1/2017 (3)	250,000	259,855
New Jersey Economic Development Authority, NATL-RE FGIC, 5.250%, 12/15/2017, Call 12/15/2015	40,000	42,571
New Jersey Educational Facilities Authority, 5.000%, 7/1/2020, Call 7/1/2018	20,000	23,158
New Jersey Health Care Facilities Financing Authority, 5.000%, 7/1/2016	15,000	16,259
New Jersey Higher Education Student Assistance Authority, 4.875%, 12/1/2024, Call 12/1/2019	500,000	542,760
New Jersey Housing & Mortgage Finance Agency, 4.350%, 10/1/2017, Call 4/1/2015	200,000	202,522
New Jersey State Turnpike Authority, AGM, 5.000%, 1/1/2022, Call 1/1/2015	50,000	50,786
Township of Lyndhurst, XLCA, 3.550%, 10/1/2016	90,000	94,854
Township of Piscataway, 2.000%, 12/15/2014	20,000	20,107
Washington Township Board of Education/Gloucester County, School Bond Reserve Fund, 3.000%, 2/1/2015	20,000	20,228
West Orange School District, NATL-RE, 5.000%, 10/1/2017, Call 10/1/2016	200,000	214,964

		2,788,543

New Mexico - 1.1%
New Mexico Educational Assistance Foundation, 0.927%, 12/1/2020 (3)	540,000	540,994
New Mexico Mortgage Finance Authority, 5.300%, 9/1/2040, Call 9/1/2019	50,000	52,431
New Mexico Municipal Energy Acquisition Authority, 0.854%, 8/1/2019, Call 2/1/2019 (3)	500,000	502,950

		1,096,375
New York - 7.0%
City of New York, 0.520%, 8/1/2021, Call 10/3/2016 (3)	170,000	170,255
City of Yonkers, NATL-RE, 5.000%, 8/1/2018, Call 8/1/2015	100,000	103,348
County of Rockland, 5.000%, 3/1/2016	500,000	529,540
Long Island Power Authority, NATL-RE, 5.000%, 5/1/2017	150,000	165,992
Metropolitan Transportation Authority, 5.000%, 11/15/2021, Call 11/15/2016	150,000	164,211
Metropolitan Transportation Authority, AGM:
0.312%, 11/1/2022, Call 9/3/2014 (3) (14)	700,000	673,198
0.318%, 11/1/2022, Call 9/4/2014 (3) (14)	475,000	456,813
New York City Transit Auth/Metropolitan Transn Auth/Triborough Bridge & Tunnel, AMBAC:
0.428%, 1/1/2030, Call 9/22/2014 (3) (14)	625,000	578,606
0.429%, 1/1/2030, Call 9/3/2014 (3) (14)	175,000	161,930
0.432%, 1/1/2030, Call 9/2/2014 (3) (14)	625,000	577,234
New York Local Government Assistance Corp., AGM, 0.105%, 4/1/2017, Call 9/3/2014 (3) (14)	375,000	367,054
New York Local Government Assistance Corp., AGM GO OF CORP:
0.105%, 4/1/2017, Call 9/4/2014 (3) (14)	25,000	24,407
0.105%, 4/1/2017, Call 9/3/2014 (3) (14)	25,000	24,419
New York Mortgage Agency, 5.000%, 10/1/2019	600,000	692,718
New York State Dormitory Authority, 5.250%, 2/15/2024, Call 2/15/2019	400,000	468,812
New York State Dormitory Authority, NATL-RE, 0.120%, 7/1/2029, Call 9/2/2014 (3) (14)	675,000	632,560
New York State Energy Research & Development Authority, AMBAC, 1.440%, 10/1/2028, Call 9/5/2014 (3) (14)	50,000	50,000
Niagara Falls City School District, AGM, 4.100%, 6/15/2017, Call 6/15/2015	200,000	205,156
Patchogue-Medford Union Free School District, MBIA, 4.250%, 10/1/2016, Call 10/1/2015	100,000	103,378
Peru Central School District, NATL-RE, 4.125%, 6/15/2019, Call 6/15/2015	50,000	51,073
State of New York, AGM, 0.105%, 3/15/2021, Call 9/4/2014 (3) (14)	25,000	23,239
State of New York, NATL-RE FGIC, 0.105%, 2/15/2022, Call 9/4/2014 (3) (14)	530,000	509,177
Triborough Bridge & Tunnel Authority, 0.624%, 1/3/2017, Call 7/1/2016 (3)	500,000	503,885

		7,237,005
North Carolina - 1.6%
City of Charlotte, 5.000%, 6/1/2018	25,000	28,773
County of Burke, AMBAC, 5.000%, 4/1/2019, Call 4/1/2016	95,000	102,104
County of Halifax, NATL-RE, 4.125%, 6/1/2019, Call 6/1/2016	165,000	172,970
North Carolina Eastern Municipal Power Agency, FGIC, 0.084%, 1/1/2025 (3) (14)	275,000	211,154
Person County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.148%, 11/1/2018, Call 9/26/2014 (3) (14)	475,000	459,867
University of North Carolina at Chapel Hill:
0.554%, 12/1/2015, Call 6/1/2015 (3)	75,000	75,128
0.854%, 12/1/2017, Call 6/1/2017 (3)	175,000	177,786
Wake County Industrial Facilities & Pollution Control Financing Authority, AMBAC:
0.088%, 10/1/2022, Call 10/2/2014 (3) (14)	200,000	174,941
0.105%, 10/1/2022, Call 9/4/2014 (3) (14)	300,000	262,426

		1,665,149
North Dakota - 2.2%
City of Williston, 5.000%, 5/1/2020	240,000	281,558
North Dakota Housing Finance Agency:
3.600%, 7/1/2032, Call 7/1/2022	500,000	513,385
3.750%, 7/1/2034, Call 7/1/2022	500,000	517,135
3.750%, 7/1/2042, Call 7/1/2022	225,000	237,956
5.050%, 7/1/2040, Call 7/1/2020	50,000	52,542
Williston Parks & Recreation District, 3.250%, 3/1/2032, Call 9/15/2014	670,000	678,529

		2,281,105
Ohio - 1.5%
Avon Lake City School District, NATL-RE, 4.500%, 12/1/2016, Call 6/1/2015	100,000	103,208
Bucyrus City School District, School District Credit Program, 0.000%, 12/1/2017	155,000	150,116
City of Cleveland, AMBAC, 5.250%, 1/1/2018	50,000	56,249
City of Harrison, 4.000%, 11/1/2016	50,000	53,350
City of Marysville, XLCA, 5.250%, 12/1/2021, Call 12/1/2016	150,000	161,797
County of Columbiana, 2.000%, 12/1/2014	120,000	120,454

Liberty Local School District, AGM, 3.500%, 12/1/2017	250,000	268,472
Ohio Housing Finance Agency, GNMA/FNMA COLL, 4.000%, 5/1/2022, Call 5/1/2021	155,000	166,515
Ohio Housing Finance Agency, GNMA/FNMA/FHLMC, 5.250%, 9/1/2028, Call 3/1/2018	65,000	65,511
Painesville City Local School District, School District Credit Program, 0.000%, 12/1/2016	250,000	244,307
Pickerington Local School District, NATL-RE, 4.300%, 12/1/2024, Call 12/1/2016	35,000	36,969
Ravenna City School District, 0.000%, 1/15/2015	135,000	134,452

		1,561,400
Oklahoma - 0.4%
Caddo County Educational Facilities Authority, 2.000%, 9/1/2015	200,000	203,204
Oklahoma Municipal Power Authority, 0.850%, 8/1/2018, Call 2/1/2018 (3)	185,000	185,120

		388,324
Oregon - 0.3%
Port of Morrow:
2.000%, 6/1/2015	200,000	202,024
2.000%, 6/1/2016	100,000	101,669

		303,693
Pennsylvania - 7.0%
Allegheny County Hospital Development Authority:
0.881%, 2/1/2021, Call 11/1/2014 (3)	175,000	174,960
5.375%, 8/15/2029, Call 8/15/2019	225,000	252,805
Allentown City School District, 5.000%, 2/15/2020, Call 2/15/2018	50,000	56,091
Berks County Municipal Authority, 1.550%, 7/1/2022, Call 7/1/2017	350,000	357,483
City of Philadelphia, 5.250%, 8/1/2018	100,000	114,839
City of Philadelphia, AGC, 5.125%, 8/1/2025, Call 8/1/2019	100,000	113,138
City of Philadelphia, AMBAC:
5.000%, 10/1/2017	250,000	282,482
5.000%, 10/1/2023, Call 10/1/2017	100,000	109,813
City of Pittsburgh, AGM, 5.250%, 9/1/2017, Call 9/1/2016	95,000	103,396
Cumberland County Municipal Authority, 5.000%, 1/1/2017	105,000	106,087
Delaware County Vocational & Technical School Authority, BAM:
1.200%, 11/1/2016	140,000	140,178
3.000%, 11/1/2018	120,000	125,154
Delaware Valley Regional Financial Authority, AMBAC, 5.500%, 8/1/2018	100,000	113,740
Lancaster County Solid Waste Management Authority, 5.000%, 12/15/2020	200,000	233,698
Lancaster Industrial Development Authority, 5.000%, 5/1/2020	285,000	308,584
Lehigh County General Purpose Authority, 3.000%, 11/1/2014	195,000	195,649
Monroe County Hospital Authority, 5.000%, 1/1/2017	260,000	279,534
Northampton County General Purpose Authority, 1.450%, 8/15/2020, Call 2/15/2020 (3)	150,000	150,218
Pennsylvania Economic Development Financing Authority:
1.750%, 12/1/2015 (3)	100,000	101,594
5.000%, 3/1/2020	200,000	230,832
Pennsylvania Turnpike Commission:
0.930%, 12/1/2020, Call 6/1/2020 (3)	200,000	201,250
1.200%, 12/1/2019, Call 6/1/2019 (3)	600,000	615,234
Pennsylvania Turnpike Commission, AMBAC, 5.000%, 12/1/2024, Call 6/1/2016	250,000	267,085
Pittsburgh Public Parking Authority, NATL-RE:
0.000%, 12/1/2014	100,000	99,500
0.000%, 12/1/2017	50,000	45,559
5.000%, 12/1/2020, Call 12/1/2015	575,000	604,917
School District of Philadelphia, 5.000%, 9/1/2018	65,000	74,627
State Public School Building Authority, AGM:
5.000%, 6/1/2019, Call 12/1/2016	100,000	108,355
5.000%, 6/1/2024, Call 12/1/2016	200,000	214,314
State Public School Building Authority, FSA, 5.375%, 10/1/2023, Call 10/1/2018	160,000	182,510
State Public School Building Authority, SAW, 0.904%, 9/1/2018, Call 3/1/2018 (3)	750,000	752,212
Wayne County Hospital & Health Facilities Authority, AGM, 2.000%, 7/1/2015	100,000	101,200
York County Hospital Authority, AMBAC, 0.081%, 7/1/2021, Call 9/2/2014 (3) (14)	525,000	478,633

		7,295,671
Puerto Rico - 0.5%
Commonwealth of Puerto Rico, AGC, 5.000%, 7/1/2015	15,000	15,342
Commonwealth of Puerto Rico, NATL-RE:
0.000%, 7/1/2016	120,000	107,384
5.500%, 7/1/2015	15,000	15,035

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority:
5.000%, 4/1/2015	260,000	262,299
5.000%, 7/1/2018	75,000	80,044

		480,104
Rhode Island - 0.2%
Rhode Island Health & Educational Building Corp., 3.000%, 9/1/2014	250,000	250,000
South Carolina - 0.3%
Fort Mill School District No. 4, South Carolina District Enhancement, 3.000%, 3/1/2015	15,000	15,214
South Carolina Jobs-Economic Development Authority, AGC, 4.250%, 2/1/2018	250,000	276,447

		291,661
South Dakota - 0.1%
City of Deadwood, 4.000%, 12/1/2014	100,000	100,677
Tennessee - 0.9%
Clarksville Natural Gas Acquisition Corp.:
5.000%, 12/15/2015	80,000	83,955
5.000%, 12/15/2016	250,000	269,188
5.000%, 12/15/2019	125,000	141,289
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd:
0.450%, 10/1/2015, Call 4/1/2015 (3)	150,000	150,000
5.000%, 7/1/2018	220,000	245,817
Tennessee Energy Acquisition Corp., 5.000%, 9/1/2016	65,000	69,793

		960,042
Texas - 5.7%
Central Texas Regional Mobility Authority, 5.750%, 1/1/2015	100,000	101,599
City of Austin, 4.000%, 11/15/2016	200,000	214,820
City of Coppell, 5.750%, 2/1/2023, Call 2/1/2018	50,000	57,920
City of Mission, BAM, 3.000%, 2/15/2017	125,000	131,278
Clifton Higher Education Finance Corp.:
1.950%, 12/1/2015	185,000	187,094
5.000%, 8/15/2017	225,000	244,492
County of Cameron, BAM, 5.000%, 2/15/2020	240,000	279,948
Harris County Cultural Education Facilities Finance Corp.:
0.880%, 6/1/2021 (3)	350,000	350,427
1.100%, 11/15/2015, Call 5/15/2015 (3)	400,000	401,248
Harris County Municipal Utility District No. 156, AGM, 4.750%, 9/1/2016	100,000	107,315
Harris County Municipal Utility District No. 167, AGM, 0.000%, 9/1/2015	70,000	68,902
Houston Higher Education Finance Corp., 0.450%, 11/16/2016, Call 5/15/2016 (3)	75,000	75,025
Lufkin Health Facilities Development Corp., 5.125%, 2/15/2016	100,000	104,757
McLennan County Public Facility Corp., 6.625%, 6/1/2035, Call 12/1/2014	490,000	512,712
Midland Independent School District, PSF, 5.000%, 2/15/2032, Call 2/15/2016	200,000	210,574
Montgomery County Municipal Utility District No. 83, 2.000%, 9/1/2015	100,000	101,183
Nacogdoches County Hospital District, AGM, 2.000%, 5/15/2016	175,000	177,403
New Hope Cultural Education Facilities Corp., 4.000%, 4/1/2018	225,000	240,608
New Hope Cultural Education Facilities Corp., AGM, 4.000%, 4/1/2020	135,000	147,385
North Texas Tollway Authority:
0.850%, 1/1/2019, Call 7/1/2018 (3)	250,000	250,623
5.750%, 1/1/2038, Call 1/1/2018	225,000	249,932
Northside Independent School District, PSF, 2.125%, 8/1/2020, Call 2/1/2015 (3)	750,000	750,367
Nueces River Authority, AGM, 5.250%, 7/15/2018, Call 7/15/2015	45,000	46,792
Panhandle-Plains Higher Education Authority, Inc., 1.035%, 10/1/2020, Call 9/2/2014 (3)	110,000	110,584
Tarrant County Cultural Education Facilities Finance Corp.:
5.000%, 11/15/2014	100,000	100,977
5.000%, 2/15/2022, Call 2/15/2017	90,000	99,095
Texas Municipal Gas Acquisition & Supply Corp. I, 5.000%, 12/15/2015	135,000	141,197
Texas Municipal Gas Acquisition & Supply Corp. II, 0.855%, 9/15/2017 (3)	390,000	391,466
Texas Transportation Commission, 1.250%, 2/15/2015 (3)	75,000	75,197

		5,930,920
Utah - 0.8%
Salt Lake City Corp., AMBAC, 0.093%, 5/15/2020, Call 9/2/2014 (3) (14)	900,000	848,900
Virginia - 0.3%
Greater Richmond Convention Center Authority, NATL-RE, 5.000%, 6/15/2021, Call 6/15/2015	130,000	133,484
Henrico County Economic Development Authority, 4.000%, 11/1/2016	100,000	106,855
Virginia Housing Development Authority, 2.100%, 9/1/2014	25,000	25,000

		265,339

Washington - 0.9%
City of Anacortes, 2.000%, 12/1/2014	30,000	30,128
City of Tacoma, 5.750%, 12/1/2017	100,000	113,668
County of Spokane, AGM, 3.500%, 12/1/2014	30,000	30,246
FYI Properties, 5.000%, 6/1/2020, Call 6/1/2019	165,000	187,683
NJB Properties, County Guarantee, 5.000%, 12/1/2021, Call 12/1/2016	100,000	109,876
Washington Health Care Facilities Authority, 0.000%, 12/1/2017 (5) (6)	125,000	113,644
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 5.000%, 10/1/2020	320,000	372,464

		957,709
West Virginia - 0.1%
West Virginia Housing Development Fund, 3.900%, 11/1/2025, Call 11/1/2020	120,000	120,265
Wisconsin - 3.2%
Arcadia School District, 3.000%, 3/15/2019, Call 3/15/2017	700,000	727,748
City of Chippewa Falls, 4.250%, 10/1/2016, Call 10/1/2014	100,000	100,303
City of Menasha:
4.000%, 9/1/2015, Call 9/29/2014	130,000	131,317
4.000%, 9/1/2015, Call 3/1/2015	100,000	100,875
4.300%, 9/1/2015	200,000	203,052
4.400%, 9/1/2017, Call 9/1/2015	500,000	508,950
City of Two Rivers, 3.500%, 4/1/2017	250,000	262,063
State of Wisconsin, 5.000%, 9/1/2020	175,000	209,197
Wisconsin Health & Educational Facilities Authority:
2.750%, 5/1/2017	130,000	130,962
3.250%, 5/1/2018	200,000	202,548
4.000%, 8/15/2018	300,000	322,071
5.250%, 8/15/2017, Call 8/15/2016	65,000	70,195
5.500%, 12/15/2020, Call 12/15/2019	80,000	94,050
Wisconsin Housing & Economic Development Authority, 3.625%, 12/1/2019, Call 6/1/2016 (3)	240,000	246,319

		3,309,650

Total Municipals (identified cost $101,107,930)		102,186,016

Short-Term Investments - 1.6%

Mutual Funds - 0.9%
BMO Tax-Free Money Market Fund, Class I, 0.036% (10)	949,266	949,266

Short-Term Municipals - 0.7%

California - 0.1%
City of La Verne, 2.000%, 5/15/2015	100,000	100,818
Michigan - 0.3%
Michigan Finance Authority, SAW, 2.850%, 8/20/2015	250,000	249,998
New York - 0.3%
Nassau Health Care Corp., 2.250%, 1/15/2015, Call 12/1/2014	300,000	300,747

Total Short-Term Municipals		651,563

Total Short-Term Investments (identified cost $1,600,652)		1,600,829

Total Investments - 100.3% (identified cost $102,708,582)		103,786,845
Other Assets and Liabilities - (0.3)%		(269,467)

Total Net Assets - 100.0%		$103,517,378

(3)	Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2014.

(4)	Purchased on a when-issued or delayed delivery basis.

(5)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2014, these securities amounted to:

Fund	Amount	% of Total Net Assets
Short Tax-Free Fund	$1,394,109	1.35%

(6)	Denotes a restricted security which has been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds.

(10)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(13)	Issue represents a convertible capital appreciation bond. These securities are tax-exempt bonds that originate as capital appreciation bonds with zero coupon features at time of issuance and convert to an interest paying bond at a pre-specified rate determined at time of issuance.

(14)	Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

Intermediate Tax-Free Fund

SCHEDULE OF INVESTMENTS –

As of August 31, 2014

Description	Shares or Principal Amount	Value
Municipals - 98.4%

Alabama - 0.9%
Alabama Board of Education:
3.000%, 6/1/2021	$305,000	$314,208
4.000%, 7/1/2021	1,895,000	2,131,761
4.375%, 10/1/2017	200,000	219,176
5.000%, 10/1/2020, Call 10/1/2018	230,000	259,079
Alabama Housing Finance Authority, GNMA, 4.800%, 6/20/2032, Call 12/20/2016 (7)	215,000	221,029
Baldwin County Board of Education, AMBAC, 5.000%, 7/1/2018, Call 7/1/2017	350,000	379,799
City of Birmingham, 0.000%, 3/1/2022 (13)	1,945,000	1,957,759
County of Jefferson, AGM, 0.314%, 2/1/2042, Call 9/11/2014 (3) (14)	454,981	361,209
Health Care Authority for Baptist Health, AGC, 0.550%, 11/15/2037, Call 9/5/2014 (3) (14)	1,700,000	1,700,000
Pell City Special Care Facilities, 5.000%, 12/1/2025, Call 12/1/2021	4,000,000	4,558,960

		12,102,980
Alaska - 0.7%
Alaska Housing Finance Corp., 5.000%, 12/1/2027, Call 6/1/2022	1,375,000	1,599,771
Alaska Municipal Bond Bank Authority, AMBAC, 5.100%, 4/1/2033, Call 4/1/2018	200,000	219,398
Alaska Student Loan Corp., Guaranteed Student Loans, 5.000%, 6/1/2018, Call 6/1/2015 (7)	270,000	279,104
Borough of Matanuska-Susitna, 5.000%, 4/1/2031, Call 4/1/2021	150,000	167,021
City of Anchorage, NATL-RE, 5.000%, 12/1/2024, Call 12/1/2015	440,000	454,005
City of Valdez, 5.000%, 1/1/2021	5,820,000	6,886,515

		9,605,814
Arizona - 4.7%
Arizona Department of Transportation State Highway:
5.000%, 7/1/2031, Call 7/1/2018	440,000	492,501
5.250%, 7/1/2029, Call 7/1/2021	3,000,000	3,528,990
Arizona Health Facilities Authority:
1.900%, 2/5/2020, Call 8/9/2019 (3)	4,500,000	4,500,045
4.000%, 1/1/2015	225,000	227,680
5.000%, 1/1/2019, Call 1/1/2017	175,000	192,407
5.000%, 1/1/2020, Call 1/1/2017	1,400,000	1,530,732
5.000%, 2/1/2022	1,000,000	1,178,450
Arizona School Facilities Board, 5.750%, 9/1/2019, Call 9/1/2018	800,000	927,880
Arizona School Facilities Board, AMBAC:
4.000%, 7/1/2016	250,000	264,043
4.250%, 7/1/2015	575,000	591,226
Arizona Sports & Tourism Authority:
4.000%, 7/1/2018	765,000	830,469
4.000%, 7/1/2019	135,000	147,682
Arizona State University, 6.250%, 7/1/2028, Call 7/1/2018	1,050,000	1,168,776
Arizona Transportation Board:
5.000%, 7/1/2022, Call 7/1/2020	1,260,000	1,465,330
5.000%, 7/1/2023, Call 7/1/2020	1,405,000	1,623,927
City of Avondale, AGM, 4.000%, 7/1/2019	190,000	206,296
City of Glendale, 5.000%, 7/1/2021, Call 7/1/2017	400,000	437,176
City of Glendale, NATL-RE, 5.000%, 7/1/2026, Call 7/1/2017	2,760,000	3,011,712
City of Goodyear:
5.000%, 7/1/2023, Call 7/1/2020	265,000	295,221
5.125%, 7/1/2025, Call 7/1/2020	345,000	384,289
City of Peoria, 4.000%, 7/1/2019	515,000	566,624
City of Tucson, AGM, 5.000%, 7/1/2020	500,000	589,000
Coconino County Unified School District No. 8 Page, NATL-RE, 5.000%, 7/1/2017, Call 1/1/2015	215,000	217,915
Gila County Unified School District No. 10-Payson:
5.000%, 7/1/2015	200,000	207,960
5.000%, 7/1/2018	475,000	532,052

5.000%, 7/1/2019, Call 7/1/2018 (3)	500,000	565,605
5.000%, 7/1/2020, Call 7/1/2018 (3)	600,000	675,144
5.750%, 7/1/2028, Call 7/1/2018	800,000	920,760
Gilbert Public Facilities Municipal Property Corp., 5.500%, 7/1/2026, Call 7/1/2019	825,000	960,877
Glendale Industrial Development Authority, 5.000%, 5/15/2023, Call 5/15/2020	500,000	553,925
Greater Arizona Development Authority, NATL-RE:
5.000%, 8/1/2018, Call 8/1/2015	340,000	353,814
5.000%, 8/1/2019, Call 8/1/2017	250,000	277,373
5.000%, 8/1/2027, Call 8/1/2017	975,000	1,065,324
Madison Elementary School District No. 38, AGM, 4.500%, 7/1/2019	300,000	329,682
Maricopa County Elementary School District No. 33 Buckeye, 5.250%, 7/1/2018	365,000	415,834
Maricopa County Elementary School District No. 8-Osborn, 6.000%, 7/1/2024, Call 7/1/2016	300,000	323,325
Maricopa County Industrial Development Authority:
3.000%, 1/1/2017	315,000	330,259
3.000%, 1/1/2018	325,000	341,399
4.000%, 1/1/2019	200,000	218,312
5.250%, 7/1/2032, Call 7/1/2017	170,000	178,162
Maricopa County School District No. 21 Murphy, 7.500%, 7/1/2021, Call 7/1/2019	220,000	263,932
Maricopa County Unified School District No. 89-Dysart, 6.500%, 7/1/2020, Call 7/1/2018	900,000	1,061,127
Phoenix Civic Improvement Corp.:
5.000%, 7/1/2019	615,000	718,566
5.000%, 7/1/2020, Call 7/1/2018	600,000	680,880
5.000%, 7/1/2026, Call 7/1/2020	1,050,000	1,186,573
Phoenix Civic Improvement Corp., BHAC:
5.500%, 7/1/2027 (13)	500,000	640,860
5.500%, 7/1/2033 (13)	800,000	1,053,272
Phoenix Civic Improvement Corp., NATL-RE FGIC:
5.500%, 7/1/2021 (13)	555,000	673,204
5.500%, 7/1/2028 (13)	100,000	127,594
5.500%, 7/1/2031 (13)	425,000	549,448
5.500%, 7/1/2032 (13)	320,000	414,787
5.500%, 7/1/2033 (13)	395,000	513,500
5.500%, 7/1/2034 (13)	525,000	683,933
5.500%, 7/1/2036 (13)	530,000	691,767
Pima County Industrial Development Authority:
4.500%, 7/1/2020	540,000	549,941
4.500%, 7/1/2021, Call 7/1/2020	1,330,000	1,346,306
4.500%, 7/1/2022, Call 7/1/2020	1,395,000	1,397,664
5.250%, 7/1/2031, Call 7/1/2019	500,000	532,115
6.375%, 7/1/2028, Call 7/1/2018	280,000	291,253
Pinal County Union High School District No. 82 Casa Grande, 5.000%, 7/1/2018	340,000	386,923
Rio Nuevo Multipurpose Facilities District, AGC:
6.000%, 7/15/2020, Call 7/15/2018	240,000	279,017
6.500%, 7/15/2023, Call 7/15/2018	40,000	47,035
Salt River Project Agricultural Improvement & Power District:
5.000%, 1/1/2020, Call 1/1/2018	300,000	341,682
5.000%, 1/1/2032, Call 1/1/2019	1,385,000	1,555,064
Salt Verde Financial Corp.:
5.250%, 12/1/2021	75,000	88,310
5.250%, 12/1/2022	110,000	129,885
Scottsdale Industrial Development Authority:
5.000%, 9/1/2018	250,000	279,247
5.250%, 9/1/2030, Call 9/29/2014	435,000	435,444
Scottsdale Industrial Development Authority, FSA, 0.890%, 9/1/2045, Call 9/2/2014 (3) (14)	1,225,000	1,225,000
Scottsdale Municipal Property Corp., AMBAC, 4.450%, 7/1/2019, Call 7/1/2017 (13)	325,000	354,819
State of Arizona, AGM:
5.000%, 10/1/2023, Call 4/1/2020	1,000,000	1,112,260
5.250%, 10/1/2024, Call 10/1/2019	5,000,000	5,764,750
Surprise Municipal Property Corp., AMBAC, 5.000%, 7/1/2017, Call 9/29/2014	225,000	225,594
Town of Marana, 5.000%, 7/1/2023	450,000	532,323
Tucson & Pima Counties Industrial Development Authorities, GNMA/FNMA/FHLMC, 5.400%, 6/1/2040, Call 12/1/2017 (7)	280,000	294,728
University Medical Center Corp., 5.000%, 7/1/2021	425,000	483,837
University of Arizona, 5.000%, 8/1/2026, Call 8/1/2021	455,000	516,857
Yuma Municipal Property Corp., XLCA:
5.000%, 7/1/2021, Call 7/1/2017	1,900,000	2,078,809
5.000%, 7/1/2023, Call 7/1/2017	1,950,000	2,109,841
5.000%, 7/1/2025, Call 7/1/2017	1,000,000	1,068,030

		65,314,355

Arkansas - 1.4%
Arkansas Development Finance Authority, BAM, 1.000%, 12/1/2021 (4)	500,000	505,610
Arkansas Development Finance Authority, GNMA/FNMA:
4.000%, 1/1/2025, Call 7/1/2021	305,000	320,226
4.000%, 7/1/2025, Call 7/1/2021	625,000	656,200
Arkansas State University:
4.000%, 3/1/2021	390,000	430,513
4.000%, 3/1/2022	1,140,000	1,250,443
4.000%, 3/1/2023	985,000	1,085,519
Baptist Health Medical Center-Heber Springs, AGC, 5.000%, 5/1/2026, Call 5/1/2016	1,140,000	1,194,914
City of Fayetteville, 3.300%, 11/1/2023	2,985,000	3,119,504
City of Little Rock, 1.250%, 4/1/2033, Call 10/1/2021	625,000	625,225
City of Rogers, 4.125%, 11/1/2031, Call 11/1/2021	500,000	516,220
City of Springdale:
3.000%, 11/1/2021	1,000,000	1,049,310
5.000%, 11/1/2028, Call 11/1/2022	1,000,000	1,144,520
City of Stuttgart, AGM, 3.800%, 6/1/2042, Call 6/1/2020	2,395,000	2,389,635
Conway Health Facilities Board, 4.250%, 8/1/2021	605,000	658,555
County of Greene, AGM:
4.000%, 3/1/2019, Call 3/1/2017	840,000	885,461
4.000%, 3/1/2020, Call 3/1/2017	1,430,000	1,503,816
County of Jefferson, AGM, 5.000%, 6/1/2026, Call 12/1/2019	20,000	22,726
University of Arkansas:
5.000%, 12/1/2021	300,000	361,509
5.000%, 12/1/2022	520,000	627,879
5.000%, 12/1/2023, Call 12/1/2022	500,000	590,110

		18,937,895
California - 7.5%
Abag Finance Authority for Nonprofit Corps.:
5.000%, 7/1/2019	300,000	344,466
5.000%, 7/1/2020	515,000	596,164
5.000%, 7/1/2021	200,000	233,372
Abag Finance Authority for Nonprofit Corps., CMI, 5.000%, 4/1/2020	1,000,000	1,167,850
ABC Unified School District, MBIA, 5.000%, 2/1/2021	1,250,000	1,476,125
Anaheim Public Financing Authority, 5.000%, 10/1/2030, Call 4/1/2019	225,000	249,273
Anaheim Public Financing Authority, AMBAC, 4.500%, 10/1/2015	350,000	363,370
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/1/2016 (3)	2,000,000	2,006,980
1.300%, 4/1/2027, Call 10/1/2026 (3)	5,000,000	5,037,700
Bellevue Union School District, AGM:
0.000%, 8/1/2030	585,000	266,661
0.000%, 8/1/2031	615,000	263,761
Bonita Unified School District, 5.500%, 8/1/2035, Call 8/1/2021	940,000	1,098,390
Bret Harte Union High School District, 0.000%, 3/15/2015	500,000	496,415
California Health Facilities Financing Authority, 5.000%, 7/1/2037, Call 7/1/2023	2,000,000	2,230,800
California Health Facilities Financing Authority, NATL-RE, 0.123%, 7/1/2022, Call 9/2/2014 (3) (14)	2,700,000	2,551,500
California Infrastructure & Economic Development Bank, AMBAC, 0.220%, 10/1/2017, Call 9/2/2014 (3) (14)	1,000,000	1,000,000
California Municipal Finance Authority, 2.150%, 11/1/2016, Call 11/1/2015 (3)	330,000	330,145
California State Public Works Board, 5.000%, 4/1/2037, Call 4/1/2022	1,000,000	1,106,740
California Statewide Communities Development Authority, CMI, 2.500%, 8/1/2020, Call 11/1/2016	2,100,000	2,152,983
California Statewide Communities Development Authority, NATL-RE, 5.125%, 7/1/2024, Call 7/1/2018	1,500,000	1,685,880
Carson Redevelopment Agency Successor Agency, AGM, 5.000%, 10/1/2021	850,000	984,019
Castaic Lake Water Agency, AMBAC, 0.000%, 8/1/2021	250,000	209,140
Central Union High School District-Imperial County, NATL-RE, 4.000%, 8/1/2019, Call 8/1/2015	670,000	676,546
City & County of San Francisco, 4.625%, 6/15/2030, Call 6/15/2015	350,000	361,036
City of Fairfield, XLCA, 0.000%, 4/1/2022	1,205,000	921,680
City of Madera:
5.750%, 1/1/2026, Call 1/1/2020	1,550,000	1,831,852
6.500%, 1/1/2040, Call 1/1/2020	1,280,000	1,506,483

Contra Costa Transportation Authority, 0.474%, 12/15/2015, Call 6/12/2015 (3)	1,000,000	1,001,200
County of Los Angeles, 0.000%, 9/1/2018	750,000	701,550
County of Los Angeles, AMBAC, 0.000%, 9/1/2020	600,000	508,824
County of San Joaquin, 5.000%, 4/1/2022	350,000	407,151
Delhi Unified School District, AMBAC, 0.000%, 8/1/2019	645,000	595,309
Desert Community College District, AGM, 0.000%, 8/1/2026, Call 8/1/2017	400,000	238,084
Duarte Unified School District, 0.000%, 8/1/2026 (13)	525,000	527,935
East Bay Municipal Utility District, 0.250%, 12/1/2015, Call 6/1/2015 (3)	650,000	650,260
Escondido Union High School District, 0.000%, 8/1/2032, Call 8/1/2025 (13)	1,250,000	1,036,625
Escondido Union High School District, AGC, 0.000%, 8/1/2031	480,000	244,483
Fresno Unified School District, MBIA:
4.600%, 2/1/2016	105,000	111,080
6.000%, 8/1/2026	2,900,000	3,521,412
Imperial Community College District, AGC, 0.000%, 8/1/2028	330,000	186,384
Imperial County Local Transportation Authority, 5.000%, 6/1/2032, Call 6/1/2022	2,000,000	2,177,740
Jurupa Community Services District, 5.000%, 9/1/2029, Call 9/1/2020	375,000	409,399
Kerman Unified School District, NATL-RE, 4.750%, 8/1/2022, Call 8/1/2015	445,000	460,419
Kings River Conservation District, 5.250%, 5/1/2029, Call 5/1/2019	250,000	267,423
Lakeside Union School District/San Diego County, AGC, 0.000%, 9/1/2027	295,000	177,021
Long Beach Bond Finance Authority:
5.000%, 11/15/2017	170,000	187,605
5.000%, 11/1/2025, Call 11/1/2021	1,000,000	1,130,000
5.000%, 11/1/2030, Call 11/1/2021	1,750,000	1,921,832
Los Angeles Community College District, AGM FGIC, 5.000%, 8/1/2032, Call 8/1/2017	1,330,000	1,463,173
Los Angeles Community College District, NATL-RE FGIC, 5.000%, 8/1/2032, Call 8/1/2017	475,000	522,562
Los Angeles Unified School District, 5.200%, 7/1/2029, Call 7/1/2019	605,000	703,288
Lynwood Unified School District, AGM:
5.000%, 8/1/2022	340,000	406,025
5.000%, 8/1/2023	475,000	570,560
5.000%, 8/1/2024, Call 8/1/2023	620,000	737,633
5.000%, 8/1/2025, Call 8/1/2023	760,000	894,930
Mendocino-Lake Community College District, AGM, 0.000%, 8/1/2031, Call 8/1/2026 (13)	300,000	304,119
Midpeninsula Regional Open Space District, 5.000%, 9/1/2029, Call 9/1/2022	2,000,000	2,270,200
Modesto Irrigation District:
5.000%, 7/1/2020	350,000	418,075
5.000%, 7/1/2021	500,000	604,455
Mount Diablo Unified School District, AGM, 0.000%, 8/1/2035, Call 8/1/2025 (13)	1,155,000	865,580
Murrieta Valley Unified School District Public Financing Authority, NATL-RE FGIC, 0.000%, 9/1/2020	500,000	421,770
New Haven Unified School District, NATL-RE, 0.000%, 8/1/2025, Call 9/29/2014	2,000,000	1,149,240
Northern California Gas Authority No. 1:
0.787%, 7/1/2019 (3)	3,000,000	2,941,500
0.877%, 7/1/2027 (3)	1,915,000	1,742,114
Northern California Power Agency:
5.000%, 7/1/2031, Call 7/1/2022	500,000	561,105
5.000%, 7/1/2032, Call 7/1/2022	700,000	781,445
Orchard School District, NATL-RE FGIC, 0.000%, 8/1/2023	590,000	450,943
Pasadena Public Financing Authority, 0.000%, 3/1/2029	2,000,000	1,091,940
Piedmont Unified School District, 5.000%, 8/1/2032, Call 8/1/2019	200,000	229,832
Pioneer Union Elementary School District, NATL-RE, 5.000%, 8/1/2021, Call 8/1/2016	315,000	342,978
Roseville Joint Union High School District, 0.000%, 8/1/2022	305,000	244,223
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2015, Call 9/8/2014	105,000	105,057
San Francisco International Airport, 5.000%, 5/1/2024, Call 5/1/2021	1,040,000	1,220,825
San Gorgonio Memorial Health Care District, 6.500%, 8/1/2015	310,000	328,098
San Jose Financing Authority, 5.000%, 6/1/2039, Call 6/1/2023	1,435,000	1,609,611
San Miguel Joint Union Elementary School District, AGM:
0.000%, 6/15/2020	415,000	335,557
0.000%, 6/15/2021	490,000	377,099
0.000%, 6/15/2022	505,000	367,696
Santa Ana Unified School District, 0.000%, 8/1/2021	500,000	413,740
Santa Ana Unified School District, AGM, 5.500%, 8/1/2030, Call 8/1/2018	930,000	1,065,343
Santa Barbara County College Elementary School District:
0.000%, 8/1/2027	365,000	228,833
0.000%, 8/1/2031	470,000	242,186
Santaluz Community Facilities District No. 2, 3.000%, 9/1/2015	995,000	1,008,751
Sierra View Local Health Care District:
3.800%, 7/1/2017	370,000	389,240

4.700%, 7/1/2016	250,000	263,880
4.875%, 7/1/2018, Call 7/1/2017	900,000	973,287
5.250%, 7/1/2022, Call 7/1/2017	1,580,000	1,695,956
5.250%, 7/1/2023, Call 7/1/2017	250,000	266,938
5.300%, 7/1/2026, Call 7/1/2017	350,000	370,657
State of California:
0.809%, 12/1/2017, Call 6/1/2017 (3)	2,500,000	2,531,050
5.000%, 11/1/2025, Call 11/1/2020	250,000	293,723
5.250%, 9/1/2025, Call 9/1/2021	2,045,000	2,466,270
6.000%, 3/1/2033, Call 3/1/2020	1,550,000	1,916,373
Successor Agency to the Richmond County Redevelopment Agency, BAM:
5.000%, 9/1/2021	310,000	357,712
5.000%, 9/1/2022	300,000	345,345
5.000%, 9/1/2023	300,000	345,702
Tahoe Forest Hospital District:
5.500%, 8/1/2027, Call 8/1/2018	1,345,000	1,532,520
5.500%, 8/1/2035, Call 8/1/2018	1,000,000	1,111,020
Tulare Union High School District, NATL-RE, 0.000%, 8/1/2019	380,000	336,862
Twin Rivers Unified School District, AGM, 3.200%, 6/1/2020, Call 10/1/2014 (3)	1,625,000	1,625,097
Upland Community Facilities District, 3.000%, 9/1/2017	530,000	540,202
Vallejo City Unified School District, MBIA:
5.400%, 2/1/2015	275,000	278,696
5.900%, 8/1/2018	350,000	387,975
5.900%, 8/1/2025	1,225,000	1,377,745
Walnut Creek Elementary School District Contra Costa County, 0.000%, 9/1/2023	1,560,000	1,134,869
Watereuse Finance Authority, 5.500%, 5/1/2036, Call 5/1/2024	2,635,000	3,089,564
West Contra Costa Unified School District, AGM-CR NATL-RE FGIC, 0.000%, 8/1/2025	310,000	210,732
West Kern Water District, 5.000%, 6/1/2028, Call 6/1/2021	1,500,000	1,663,455
Whittier City School District, NATL-RE, 4.000%, 8/1/2015	355,000	365,455
Whittier Union High School District:
0.000%, 8/1/2025, Call 8/1/2019	300,000	192,339
0.000%, 8/1/2034, Call 8/1/2019	500,000	171,120
Windsor Unified School District, AGM:
0.000%, 8/1/2020	105,000	86,286
0.000%, 8/1/2023	240,000	163,150
0.000%, 8/1/2024, Call 8/1/2023	330,000	219,467
0.000%, 8/1/2025, Call 8/1/2023	270,000	168,982
0.000%, 8/1/2026, Call 8/1/2023	330,000	194,116
0.000%, 8/1/2028, Call 8/1/2023	420,000	218,009
Yosemite Community College District, AGM:
5.000%, 8/1/2028, Call 8/1/2018	1,845,000	2,073,503
5.000%, 8/1/2032, Call 8/1/2018	1,285,000	1,417,997

		105,406,847
Colorado - 2.7%
Auraria Higher Education Center:
6.000%, 5/1/2022, Call 11/1/2019	211,000	238,770
6.000%, 5/1/2023, Call 11/1/2019	225,000	254,612
6.000%, 5/1/2024, Call 11/1/2019	238,000	267,998
City & County of Denver, 5.000%, 11/15/2021	500,000	602,670
City & County of Denver, AGC:
0.210%, 11/15/2025, Call 9/2/2014 (3)	5,000,000	5,000,000
0.450%, 11/15/2025, Call 9/3/2014 (3) (14)	1,350,000	1,350,000
0.490%, 11/15/2025, Call 9/2/2014 (3) (14)	550,000	550,000
City & County of Denver, XLCA, 5.000%, 11/15/2023, Call 11/15/2015	1,410,000	1,489,665
Colorado Educational & Cultural Facilities Authority:
5.000%, 9/1/2020 (13)	1,060,000	1,225,752
5.000%, 9/1/2021 (13)	865,000	1,005,338
6.250%, 3/1/2042, Call 3/1/2020	2,000,000	2,215,740
7.400%, 12/1/2038, Call 12/1/2018	500,000	564,845
Colorado Educational & Cultural Facilities Authority, XLCA, 5.250%, 6/1/2024, Call 9/29/2014	2,950,000	2,955,605
Colorado Health Facilities Authority:
3.000%, 12/1/2015	490,000	496,453
4.000%, 12/1/2016	505,000	534,098
4.500%, 2/1/2020	455,000	499,549
5.000%, 12/1/2014 (3)	1,150,000	1,160,994
5.000%, 9/1/2018	530,000	595,042

5.000%, 9/1/2019	560,000	635,443
5.000%, 2/1/2021	475,000	536,199
5.000%, 12/1/2021	875,000	1,011,517
5.000%, 9/1/2022	750,000	861,630
5.000%, 2/1/2024	420,000	478,426
5.000%, 2/1/2029, Call 2/1/2024	2,000,000	2,208,280
5.125%, 11/15/2020, Call 11/15/2016 (3)	555,000	611,660
5.250%, 1/1/2025, Call 1/1/2020	460,000	536,921
Colorado Mountain Junior College District, NATL-RE, 3.750%, 8/1/2016	400,000	409,480
Commerce City Northern Infrastructure General Improvement District, AGM:
5.000%, 12/1/2020	785,000	908,049
5.000%, 12/1/2021	725,000	845,923
5.000%, 12/1/2022	1,185,000	1,399,532
County of El Paso, GNMA/FNMA, 5.450%, 12/1/2039, Call 12/1/2016 (7)	291,726	312,599
Denver Health & Hospital Authority, 5.500%, 12/1/2019	1,195,000	1,405,368
E-470 Public Highway Authority, NATL-RE, 5.000%, 9/1/2016	250,000	268,640
Moffat County School District No. Re001 Craig, AGM, 5.250%, 12/1/2027, Call 12/1/2017	500,000	553,070
Public Authority for Colorado Energy, 5.750%, 11/15/2018	740,000	810,655
Rangely Hospital District, 6.000%, 11/1/2026, Call 11/1/2021	2,000,000	2,325,080

		37,125,603
Connecticut - 0.2%
City of New Haven, AGM, 5.000%, 8/1/2023	2,060,000	2,443,634
Delaware - 0.5%
City of Wilmington, 5.000%, 10/1/2025, Call 10/1/2023	3,715,000	4,508,524
Delaware State Housing Authority:
0.000%, 7/1/2031, Call 7/1/2021	1,720,000	787,984
5.000%, 1/1/2026, Call 7/1/2019 (7)	300,000	320,217
5.200%, 7/1/2029, Call 7/1/2018	1,655,000	1,699,337

		7,316,062
District of Columbia - 0.2%
District of Columbia, 5.000%, 10/1/2025, Call 10/1/2021	1,865,000	2,098,610
District of Columbia, AGM:
5.000%, 6/1/2022, Call 12/1/2017	250,000	282,757
5.000%, 6/1/2023, Call 12/1/2017	250,000	283,015

		2,664,382
Florida - 7.3%
Citizens Property Insurance Corp.:
5.000%, 6/1/2016	1,265,000	1,360,824
5.000%, 6/1/2019	2,615,000	3,036,250
5.375%, 6/1/2016	250,000	270,558
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2016	1,040,000	1,118,780
City of Boynton Beach, AGM, 5.000%, 11/1/2027, Call 11/1/2021	1,000,000	1,137,600
City of Fort Pierce, AGC, 5.875%, 9/1/2028, Call 9/1/2018	1,000,000	1,151,690
City of Gainesville, AMBAC, 5.500%, 8/1/2017	1,000,000	1,081,290
City of Gulf Breeze:
1.750%, 12/1/2015 (3)	11,795,000	11,978,766
5.000%, 12/1/2023, Call 12/1/2020	2,000,000	2,269,900
City of Lakeland, AGM, 5.250%, 10/1/2028	1,250,000	1,538,525
City of North Port, 5.000%, 7/1/2022	200,000	235,796
City of Port St. Lucie, AGC, 6.250%, 9/1/2027, Call 9/1/2018	500,000	578,220
City of Sunrise, 4.000%, 10/1/2019	540,000	582,919
City of Sunrise, NATL-RE:
0.000%, 10/1/2019	905,000	848,256
0.000%, 10/1/2020	975,000	885,563
0.000%, 10/1/2021	175,000	153,839
City of Tampa, 5.250%, 11/15/2026, Call 5/15/2020	2,000,000	2,335,380
City of Tampa, AMBAC, 0.000%, 4/1/2021	460,000	386,888
County of Bay, 3.500%, 9/1/2016	315,000	311,834
County of Brevard, AMBAC:
5.000%, 7/1/2015	355,000	364,550
5.000%, 7/1/2016	910,000	974,446
County of Broward, AGM, 5.000%, 4/1/2033, Call 4/1/2023 (7)	740,000	822,754
County of Lee, 5.000%, 10/1/2029, Call 10/1/2022	2,000,000	2,319,120
County of Lee, AMBAC, 5.125%, 10/1/2024, Call 10/1/2016 (7)	7,975,000	8,442,175

County of Madison, 2.000%, 11/1/2014, Call 9/29/2014	9,640,000	9,641,735
County of Miami-Dade, 5.500%, 10/1/2026, Call 10/1/2020	1,900,000	2,258,264
County of Miami-Dade, AGC:
0.000%, 10/1/2021	610,000	486,609
5.000%, 4/1/2029, Call 4/1/2019	350,000	383,628
5.000%, 10/1/2029, Call 10/1/2019	400,000	441,356
County of Miami-Dade, BHAC, 6.000%, 10/1/2023, Call 10/1/2018	1,000,000	1,200,930
County of Miami-Dade, NATL-RE BHAC-CR, 5.000%, 10/1/2030, Call 10/1/2017 (13)	475,000	524,775
County of Miami-Dade, XLCA, 5.000%, 7/1/2021, Call 7/1/2016	320,000	342,906
County of Polk, NATL-RE, 5.000%, 12/1/2016	625,000	682,025
County of Sarasota, NATL-RE, 5.000%, 10/1/2021, Call 10/1/2015	930,000	967,832
County of St. Johns, AGM:
5.000%, 10/1/2020	1,625,000	1,921,920
5.000%, 10/1/2021	1,110,000	1,319,790
Emerald Coast Utilities Authority, NATL-RE FGIC:
5.000%, 1/1/2020, Call 1/1/2017	1,000,000	1,080,370
5.000%, 1/1/2022, Call 1/1/2017	970,000	1,049,123
5.250%, 1/1/2026, Call 1/1/2016	1,000,000	1,029,760
Florida HomeLoan Corp., GNMA/FHLMC/FNMA, 5.000%, 7/1/2028, Call 1/1/2020	580,000	618,060
Florida HomeLoan Corp., GNMA/FNMA/FHLMC:
4.450%, 1/1/2030, Call 7/1/2021	495,000	521,770
5.000%, 7/1/2021, Call 1/1/2016 (7)	315,000	325,524
5.250%, 7/1/2028, Call 1/1/2018	1,520,000	1,599,207
Florida Municipal Power Agency, 5.500%, 10/1/2019	250,000	300,313
Highlands County Health Facilities Authority:
5.000%, 11/15/2015	400,000	423,096
5.125%, 11/15/2023, Call 11/15/2016 (3)	500,000	550,235
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2021, Call 10/1/2016	295,000	310,184
Key West Utility Board, NATL-RE, 5.000%, 10/1/2023, Call 10/1/2016	1,015,000	1,093,805
Lee County Industrial Development Authority, 5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,203,220
Lee County School Board, 5.000%, 8/1/2028, Call 8/1/2024 (4)	2,500,000	2,925,775
Orange County Health Facilities Authority, 5.250%, 10/1/2035, Call 10/1/2018	300,000	332,259
Orlando-Orange County Expressway Authority, AGM, 5.000%, 7/1/2025, Call 7/1/2022	3,500,000	4,126,430
Pinellas County Educational Facilities Authority:
3.000%, 10/1/2014	580,000	580,858
4.000%, 10/1/2016	350,000	369,505
Polk County Housing Finance Authority, GNMA, 5.000%, 9/1/2029, Call 8/1/2020	150,000	159,932
Putnam County Development Authority, AMBAC, 5.350%, 5/1/2018 (3)	765,000	861,872
Southeast Overtown Park West Community Redevelopment Agency, 5.000%, 3/1/2018 (5) (6)	2,405,000	2,670,344
St. Lucie County School Board, AGM, 5.000%, 7/1/2022, Call 7/1/2021	2,500,000	2,869,550
Town of Davie:
5.000%, 4/1/2021	615,000	702,865
5.000%, 4/1/2022	830,000	955,064
Tradition Community Development District No. 1, AGM, 2.000%, 5/1/2017	1,000,000	1,020,330
University of North Florida Financing Corp., 5.000%, 11/1/2026, Call 11/1/2017	4,285,000	4,723,527
Volusia County Educational Facility Authority, AGM, 5.000%, 10/15/2029, Call 10/15/2021	730,000	802,744
Volusia County Educational Facility Authority, RADIAN, 4.625%, 10/15/2028, Call 10/15/2015	500,000	504,220
Volusia County School Board, 5.000%, 8/1/2031, Call 8/1/2024	2,350,000	2,691,643
Volusia County School Board, AGM, 5.000%, 8/1/2027, Call 8/1/2017	210,000	228,955

		101,988,233
Georgia - 3.5%
Atlanta Development Authority, 4.000%, 9/1/2020	2,065,000	2,302,041
Burke County Development Authority, 1.400%, 4/1/2015 (3)	135,000	135,829
Carroll City-County Hospital Authority, County Guarantee:
5.000%, 7/1/2023, Call 7/1/2020	2,790,000	3,108,172
5.000%, 7/1/2024, Call 7/1/2020	1,640,000	1,817,727
City of Atlanta Department of Aviation:
5.000%, 1/1/2031, Call 1/1/2024	1,000,000	1,150,180
5.000%, 1/1/2032, Call 1/1/2024	2,500,000	2,862,400
5.000%, 1/1/2033, Call 1/1/2024	1,000,000	1,141,490
5.000%, 1/1/2034, Call 1/1/2024	1,000,000	1,137,180
City of Atlanta, NATL-RE FGIC, 5.500%, 11/1/2022	1,000,000	1,216,210
Cobb County Kennestone Hospital Authority, 5.000%, 4/1/2031, Call 4/1/2021	3,000,000	3,340,410
County of DeKalb, 4.500%, 12/1/2024, Call 12/1/2015	250,000	260,735
East Point Building Authority, XLCA:
4.500%, 2/1/2025, Call 2/1/2016	500,000	503,440
5.000%, 2/1/2017	875,000	918,050

Floyd County Hospital Authority, County Guarantee:
5.000%, 7/1/2020	1,335,000	1,578,304
5.000%, 7/1/2021	1,155,000	1,376,621
5.000%, 7/1/2027, Call 7/1/2022	1,250,000	1,440,100
Fulton County Development Authority:
5.000%, 3/15/2016	1,615,000	1,723,092
5.250%, 3/15/2024, Call 3/15/2019	1,120,000	1,264,984
Georgia State Environmental Loan Acquisition Corp., 4.000%, 3/15/2021	5,000	5,034
Glynn-Brunswick Memorial Hospital Authority, NATL-RE FGIC, 4.500%, 8/1/2015	865,000	891,979
Jefferson City School District, SAW, 5.250%, 2/1/2029, Call 2/1/2021	1,350,000	1,571,143
Main Street Natural Gas, Inc.:
5.000%, 3/15/2017	1,320,000	1,429,494
5.000%, 3/15/2021	5,400,000	6,114,798
5.250%, 9/15/2018	250,000	283,803
Private Colleges & Universities Authority, 5.000%, 10/1/2020	575,000	641,804
Richmond County Hospital Authority:
5.250%, 1/1/2029, Call 1/1/2019	1,150,000	1,240,608
5.375%, 1/1/2029, Call 1/1/2019	940,000	1,020,737
South Fulton Municipal Regional Water & Sewer Authority, BAM:
5.000%, 1/1/2023	800,000	951,432
5.000%, 1/1/2024	1,000,000	1,199,400
5.000%, 1/1/2025, Call 1/1/2024	700,000	828,114
South Georgia Governmental Services Authority, MBIA, 5.000%, 1/1/2020, Call 9/29/2014	300,000	306,885
Spalding County, 6.125%, 9/1/2028, Call 9/1/2018	700,000	819,938
Valdosta & Lowndes County Hospital Authority, County Guarantee, 5.000%, 10/1/2025, Call 10/1/2021	2,940,000	3,370,739
Winder-Barrow Industrial Building Authority, AGM, 5.000%, 12/1/2029, Call 12/1/2021	1,000,000	1,130,660

		49,083,533
Hawaii - 0.0%
City & County Honolulu, NATL-RE FGIC, 5.000%, 7/1/2024, Call 7/1/2015	120,000	124,094
University of Hawaii, 6.000%, 10/1/2038, Call 10/1/2019	250,000	300,168

		424,262
Idaho - 0.4%
Boise-Kuna Irrigation District:
5.875%, 6/1/2022, Call 6/1/2018	200,000	224,720
7.375%, 6/1/2034, Call 6/1/2018	340,000	395,002
Canyon County School District No. 131 Nampa, School Bond Gty, 5.000%, 9/15/2023	1,000,000	1,160,610
Idaho Health Facilities Authority, 6.500%, 11/1/2023, Call 11/1/2018	515,000	609,497
Idaho Housing & Finance Association, 5.150%, 7/1/2022, Call 9/29/2014 (7)	345,000	345,231
Idaho Housing & Finance Association, AGC, 5.250%, 7/15/2026, Call 7/15/2018	2,965,000	3,303,959

		6,039,019
Illinois - 10.1%
Bureau County Township High School District No. 502, BAM, 6.625%, 10/1/2043, Call 12/1/2023	3,400,000	4,223,412
Chicago O’Hare International Airport, AGC, 5.250%, 1/1/2026, Call 1/1/2020	775,000	890,196
Chicago O’Hare International Airport, NATL-RE, 5.250%, 1/1/2024, Call 1/1/2016	1,925,000	2,033,974
Chicago Park District, 5.000%, 1/1/2023, Call 1/1/2022	1,060,000	1,227,120
Chicago Transit Authority, AGC:
5.250%, 6/1/2019, Call 6/1/2018	260,000	287,141
5.250%, 6/1/2022, Call 6/1/2018	3,250,000	3,523,617
City of Chicago, 0.360%, 1/1/2034, Call 9/2/2014 (3)	6,545,000	6,545,000
City of Chicago, AGM-CR FGIC, 5.000%, 1/1/2023, Call 1/1/2017	200,000	217,034
City of Chicago, NATL-RE, 5.530%, 1/1/2020, Call 1/1/2016 (13)	1,000,000	1,059,040
City of Springfield:
5.000%, 12/1/2022	905,000	1,047,700
5.500%, 3/1/2032, Call 3/1/2018	1,000,000	1,124,670
City of Springfield, AMBAC, 4.000%, 12/1/2014	25,000	25,161
City of Springfield, NATL-RE:
5.000%, 3/1/2018, Call 3/1/2017	1,000,000	1,092,750
5.000%, 3/1/2020, Call 3/1/2017	100,000	108,580
5.000%, 3/1/2022, Call 3/1/2017	650,000	706,270
Cook County Community Consolidated School District No. 65 Evanston:
0.000%, 12/1/2027, Call 12/1/2024	300,000	180,129
0.000%, 12/1/2029, Call 12/1/2024	400,000	213,804

0.000%, 12/1/2030, Call 12/1/2024	1,130,000	571,701
0.000%, 12/1/2031, Call 12/1/2024	1,500,000	713,295
Cook County Community High School District No. 219-Niles Township, FSA, 5.000%, 12/1/2025, Call 12/1/2017	1,405,000	1,577,562
Cook County School District No. 103 Lyons, AGM, 0.000%, 12/1/2021	850,000	699,958
Cook County School District No. 124 Evergreen Park, BAM, 4.000%, 12/1/2020	450,000	497,538
Cook County School District No. 144 Prairie Hills, AGM:
0.000%, 12/1/2028	2,830,000	1,476,666
0.000%, 12/1/2029	2,580,000	1,270,882
Cook County School District No. 159 Matteson-Richton Park, FSA, 0.000%, 12/1/2016	300,000	288,702
Cook County School District No. 83 Mannheim, 5.625%, 6/1/2033	2,660,000	3,179,019
Cook County Township High School District No. 201 J Sterling Morton, AMBAC, 0.000%, 12/1/2019	675,000	548,458
Cook County Township High School District No. 220 Reavis:
6.000%, 12/1/2030, Call 12/1/2023	1,000,000	1,184,600
6.000%, 12/1/2031, Call 12/1/2023	2,035,000	2,400,160
6.000%, 12/1/2032, Call 12/1/2023	2,160,000	2,532,794
6.000%, 6/1/2033, Call 12/1/2023	2,235,000	2,603,663
County of Cook:
5.000%, 11/15/2023	1,000,000	1,176,370
5.250%, 11/15/2023, Call 11/15/2020	350,000	400,390
County of Cook, AMBAC, 5.000%, 11/15/2023, Call 5/15/2016	270,000	283,954
County of St. Clair:
5.250%, 10/1/2024, Call 10/1/2019	700,000	787,647
5.250%, 10/1/2027, Call 10/1/2019	1,150,000	1,271,509
5.500%, 1/1/2038, Call 1/1/2023	825,000	919,256
DeKalb County Community Unit School District No. 424 Genoa-Kingston, AMBAC, 0.000%, 1/1/2020	600,000	513,906
DeKalb County Community Unit School District No. 428 DeKalb:
0.000%, 1/1/2025, Call 7/1/2020	400,000	263,744
0.000%, 1/1/2028, Call 7/1/2020	1,000,000	534,410
DeKalb Kane & LaSalle Counties Etc Community College District No. 523 Kishwaukee, 0.000%, 2/1/2035, Call 2/1/2021	470,000	140,840
Deutsche Bank Spears/Lifers Trust, 0.140%, 12/1/2030 (3) (5) (6)	4,265,000	4,265,000
Du Page County School District No. 12 Roselle, NATL-RE, 5.000%, 1/1/2016	440,000	466,114
DuPage County School District No. 16 Queen Bee, NATL-RE FGIC, 0.000%, 11/1/2019	530,000	454,305
Frankfort Square Park District, AMBAC, 0.000%, 1/1/2022	670,000	501,281
Illinois Finance Authority:
1.300%, 5/8/2017 (3)	1,000,000	1,011,090
2.700%, 5/15/2016	375,000	380,171
4.000%, 10/1/2016	345,000	362,988
5.000%, 5/1/2015	2,095,000	2,146,181
5.250%, 3/1/2019	250,000	285,200
5.250%, 11/15/2022, Call 11/15/2017	1,450,000	1,579,673
5.250%, 2/15/2030, Call 2/15/2020	250,000	266,920
6.000%, 10/1/2024, Call 10/1/2021	1,010,000	1,166,318
6.000%, 8/15/2041, Call 8/15/2021	2,665,000	3,067,362
6.875%, 10/1/2043, Call 10/1/2021	3,000,000	3,610,830
Illinois Finance Authority, AGC, 5.250%, 8/15/2019	250,000	274,955
Illinois Finance Authority, AGM:
0.000%, 1/1/2020	950,000	819,688
0.000%, 1/1/2021	255,000	216,967
5.150%, 1/1/2019	420,000	483,958
Illinois Finance Authority, AMBAC, 6.000%, 2/1/2022, Call 2/1/2018	335,000	372,721
Illinois Housing Development Authority, 4.950%, 8/1/2021, Call 2/1/2016 (7)	1,820,000	1,881,807
Illinois Housing Development Authority, AGM, 4.400%, 9/1/2020, Call 9/29/2014	500,000	500,855
Illinois Housing Development Authority, GNMA/FNMA COLL, 2.450%, 6/1/2043, Call 1/1/2023	1,000,514	952,529
Illinois Municipal Electric Agency, MBIA, 5.250%, 2/1/2019, Call 2/1/2017	1,000,000	1,106,690
Illinois Municipal Electric Agency, NATL-RE FGIC, 5.250%, 2/1/2024, Call 2/1/2017	1,830,000	1,999,000
Illinois State Toll Highway Authority, 5.500%, 1/1/2033, Call 1/1/2018	320,000	359,805
Kane & DeKalb Counties Community Unit School District No. 302 Kaneland, NATL-RE FGIC, 0.000%, 2/1/2023	5,450,000	4,111,480
Kane Cook & DuPage Counties School District No. U-46 Elgin, AMBAC, 0.000%, 1/1/2023	1,000,000	763,990
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, 5.250%, 1/1/2033, Call 1/1/2023	900,000	1,000,485
Knox & Warren Counties Community Unit School District No. 205 Galesburg, 6.125%, 1/1/2036, Call 1/1/2021	1,435,000	1,614,920

Lake County Community Unit School District No. 116 Round Lake, XLCA, 4.500%, 1/15/2018, Call 1/15/2015	500,000	504,970
Lake County School District No. 33, XLCA:
0.000%, 12/1/2026	525,000	299,786
0.000%, 12/1/2028	335,000	171,192
Lake County School District No. 38 Big Hollow, AMBAC, 0.000%, 2/1/2019	200,000	179,720
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, AGM-CR FGIC, 0.000%, 1/1/2024	500,000	358,485
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, NATL, 0.000%, 1/1/2021	1,900,000	1,575,803
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, NATL-RE:
0.000%, 1/1/2017	20,000	19,723
0.000%, 1/1/2017	190,000	182,752
McHenry County Community High School District No. 154 Marengo, NATL-RE FGIC, 0.000%, 1/1/2018	325,000	306,706
McHenry County Community Unit School District No. 12 Johnsburg, AGM:
4.000%, 1/1/2019	265,000	288,455
5.000%, 1/1/2020	550,000	623,419
5.000%, 1/1/2021	810,000	919,139
5.000%, 1/1/2022	895,000	1,015,673
Metropolitan Pier & Exposition Authority, NATL-RE:
0.000%, 6/15/2023 (13)	3,470,000	3,531,419
0.000%, 12/15/2023	855,000	621,311
Metropolitan Pier & Exposition Authority, NATL-RE FGIC, 0.000%, 6/15/2020	440,000	379,834
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2020, Call 1/1/2018	2,215,000	2,467,776
Railsplitter Tobacco Settlement Authority, 5.250%, 6/1/2021	1,120,000	1,323,672
Southern Illinois University, NATL-RE, 0.000%, 4/1/2017	500,000	467,110
Southwestern Illinois Development Authority, AGC, 5.750%, 2/1/2029, Call 2/1/2019	1,025,000	1,198,194
St. Clair County Community Unit School District No. 187 Cahokia, AGM, 5.000%, 1/1/2020	630,000	680,602
St. Louis Regional Airport Authority, 6.000%, 12/1/2024, Call 12/1/2018 (7)	745,000	798,640
State of Illinois:
5.000%, 1/1/2015	300,000	304,395
5.000%, 1/1/2015	250,000	253,663
5.000%, 1/1/2015	600,000	608,790
5.000%, 1/1/2016	500,000	526,185
5.000%, 3/1/2020	500,000	556,440
5.000%, 4/1/2024, Call 4/1/2023	500,000	546,990
5.000%, 6/1/2024, Call 12/1/2016	360,000	384,941
5.000%, 1/1/2025, Call 1/1/2016	275,000	285,139
5.250%, 6/15/2034, Call 6/15/2019	3,595,000	4,022,230
6.500%, 6/15/2022	440,000	516,252
State of Illinois, AGM, 5.000%, 4/1/2028, Call 4/1/2023	3,205,000	3,484,123
Stephenson County School District No. 145 Freeport, AMBAC, 0.000%, 1/1/2018	425,000	400,418
Tazewell County School District No. 51 Washington Central, NATL-RE FGIC, 9.000%, 12/1/2025	165,000	244,042
Town of Cicero:
5.000%, 1/1/2020	1,000,000	1,142,640
5.000%, 1/1/2021	1,000,000	1,150,430
Village of Bolingbrook, AGM, 5.000%, 1/1/2025, Call 1/1/2020	1,425,000	1,612,929
Village of Bolingbrook, NATL-RE:
0.000%, 1/1/2020, Call 1/1/2015	15,000	11,714
0.000%, 1/1/2020, Call 1/1/2015	185,000	143,275
Village of Bourbonnais, RADIAN, 4.375%, 11/1/2017	275,000	292,798
Village of Elwood, RADIAN:
0.000%, 3/1/2024, Call 3/1/2016	250,000	155,693
0.000%, 3/1/2026, Call 3/1/2016	1,280,000	708,749
Village of Franklin Park, AMBAC, 5.000%, 7/1/2016, Call 9/29/2014	1,065,000	1,066,331
Village of Franklin Park, BAM:
4.000%, 10/1/2018	425,000	453,458
4.000%, 10/1/2019	420,000	444,499
4.000%, 10/1/2020	615,000	649,963
5.000%, 10/1/2022, Call 10/1/2021	730,000	808,687
5.000%, 10/1/2023, Call 10/1/2021	685,000	752,034
5.000%, 10/1/2024, Call 10/1/2021	425,000	463,803
5.000%, 10/1/2025, Call 10/1/2021	920,000	997,998
Village of Hoffman Estates, 5.250%, 12/1/2025, Call 12/1/2018	300,000	347,130

Village of Justice, AMBAC:
0.000%, 1/1/2015	545,000	540,417
0.000%, 1/1/2021	635,000	477,444
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2015	155,000	149,843
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2016	505,000	480,270
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC:
0.000%, 1/1/2017	750,000	703,530
0.000%, 1/1/2019	695,000	604,803
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC:
0.000%, 11/1/2020	2,000,000	1,700,680
0.000%, 11/1/2021	300,000	241,896
0.000%, 11/1/2022	250,000	190,648
Will County Community Unit School District No. 209-U Wilmington, NATL-RE, 5.750%, 1/1/2023, Call 1/1/2016	1,025,000	1,090,180
Will County School District No. 114, NATL-RE FGIC:
0.000%, 12/1/2017	870,000	788,942
0.000%, 12/1/2020	1,180,000	910,358
0.000%, 12/1/2023	900,000	585,846
Will County Township High School District No. 204 Joliet, 6.250%, 1/1/2031, Call 1/1/2021	500,000	603,195
Will County Unit School District No. 200-U Beecher, AMBAC, 5.000%, 11/1/2018, Call 11/1/2015	545,000	567,906
Will, Grundy, Etc. Counties Community College District No. 525:
5.000%, 6/1/2038, Call 12/1/2023	150,000	164,154
5.250%, 6/1/2036, Call 12/1/2023	3,400,000	3,860,428
5.750%, 6/1/2023, Call 6/1/2018	315,000	351,219
5.750%, 6/1/2028, Call 6/1/2018	170,000	187,435

		141,815,219
Indiana - 3.0%
Anderson School Building Corp., AMBAC, 5.000%, 7/15/2026, Call 1/15/2016	680,000	700,692
Carmel Redevelopment Authority:
5.000%, 7/1/2023, Call 7/1/2020	350,000	394,517
5.000%, 2/1/2027, Call 2/1/2016	545,000	581,450
Carmel Redevelopment Authority, NATL-RE, 5.000%, 7/1/2021, Call 7/1/2016	450,000	488,205
City of Greenwood:
4.000%, 10/1/2017	225,000	239,810
4.250%, 10/1/2020, Call 10/1/2018	820,000	879,688
4.625%, 10/1/2024, Call 10/1/2018	520,000	552,656
City of Rockport, 1.750%, 6/1/2018 (3)	1,500,000	1,508,130
Concord Community Schools Building Corp., AGM, 5.000%, 7/15/2025, Call 7/15/2018	1,000,000	1,134,930
County of Knox, 4.000%, 4/1/2018	250,000	265,563
Crown Point Multi School Building Corp., AGM SAW, 5.000%, 1/15/2022, Call 7/15/2017	1,000,000	1,082,780
Damon Run Conservancy District:
4.500%, 1/1/2018	215,000	234,449
4.500%, 7/1/2018	220,000	242,801
Dyer Redevelopment Authority, CIFG:
5.250%, 7/15/2021, Call 7/15/2015	650,000	675,766
5.250%, 7/15/2023, Call 7/15/2015	1,225,000	1,272,689
East Chicago Multi School Building Corp., SAW, 6.000%, 7/15/2016	670,000	723,392
Fishers Redevelopment District:
5.125%, 7/15/2026, Call 1/15/2020	1,875,000	2,154,075
5.250%, 7/15/2023, Call 1/15/2020	1,605,000	1,877,930
Franklin Township-Marion County Multiple School Building Corp., SAW, 5.000%, 7/10/2021	580,000	704,509
Greencastle School Building Corp., SAW:
3.000%, 1/15/2016	625,000	646,212
4.000%, 7/15/2018	680,000	741,968
Hammond Local Public Improvement Bond Bank, 5.000%, 2/15/2015	1,090,000	1,110,982
Indiana Bond Bank, 0.710%, 10/15/2022 (3)	1,650,000	1,532,124
Indiana Development Finance Authority, 4.700%, 10/1/2015 (3) (7)	800,000	835,536
Indiana Finance Authority:
3.000%, 7/1/2019	250,000	260,035
4.900%, 1/1/2016	350,000	370,335
5.000%, 8/15/2020	700,000	783,818
5.000%, 5/1/2029, Call 5/1/2022	4,070,000	4,525,962
5.250%, 10/1/2024, Call 10/1/2021	710,000	840,427
5.500%, 5/1/2024, Call 5/1/2019	1,000,000	1,161,680
Indiana Finance Authority, AMBAC, 4.550%, 12/1/2024, Call 12/1/2016	1,750,000	1,815,257
Indiana Health & Educational Facilities Financing Authority, AGM, 5.250%, 11/1/2023, Call 5/1/2018	500,000	557,035

Indiana Health Facility Financing Authority, AMBAC, 0.105%, 5/1/2031, Call 9/9/2014 (3) (14)	600,000	501,211
Indiana Municipal Power Agency, 5.250%, 1/1/2024, Call 1/1/2019	500,000	568,770
Indiana Municipal Power Agency, NATL-RE, 5.000%, 1/1/2037, Call 1/1/2017	1,850,000	1,938,374
Indianapolis Airport Authority, 4.000%, 1/1/2020	255,000	277,672
Indianapolis Local Public Improvement Bond Bank, 5.000%, 1/1/2021	175,000	201,325
Indianapolis Local Public Improvement Bond Bank, NATL-RE, 5.250%, 7/1/2022	500,000	595,590
Marion High School Building Corp.:
4.000%, 7/15/2019	455,000	506,802
4.000%, 7/15/2020, Call 1/15/2020	935,000	1,036,681
4.000%, 7/15/2021, Call 1/15/2020	375,000	411,158
Merrillville Multi-School Building Corp., NATL-RE, 0.000%, 1/15/2015	750,000	744,015
Michigan City School Building Corp., NATL-RE SAW, 5.000%, 1/15/2025, Call 7/15/2017	2,000,000	2,215,100
North Central Campus School Building Corp., AGM, 5.250%, 7/15/2022, Call 7/15/2018	1,000,000	1,101,820
Porter County Jail Building Corp., AGM, 5.500%, 7/10/2021	200,000	228,218
Rush County Elementary School Building Corp., SAW, 5.250%, 7/15/2021, Call 1/15/2019	565,000	647,976
South Bend Community School Corp., NATL-RE SAW, 4.125%, 7/15/2019, Call 7/15/2017	450,000	488,934

		42,359,049
Iowa - 0.6%
City of Coralville, 2.000%, 6/1/2015	250,000	250,310
City of Randall, 1.250%, 8/1/2016, Call 2/1/2016	5,500,000	5,504,565
Iowa Finance Authority, GNMA/FNMA, 5.500%, 7/1/2036, Call 7/1/2015 (7)	390,000	414,441
Iowa Finance Authority, GNMA/FNMA/FHLMC, 5.000%, 1/1/2038, Call 1/1/2019	620,000	674,399
Johnston Community School District, AGM, 5.000%, 7/1/2027, Call 7/1/2022	1,455,000	1,636,031

		8,479,746
Kansas - 0.4%
City of Salina, 5.000%, 10/1/2018, Call 4/1/2016	350,000	373,873
County of Sedgwick/County of Shawnee, GNMA/FNMA/FHLMC, 5.875%, 6/1/2039, Call 6/1/2017 (7)	90,000	98,272
Kansas Development Finance Authority:
4.000%, 11/15/2015	225,000	235,303
5.000%, 11/15/2020, Call 11/15/2019	800,000	922,160
5.000%, 3/1/2031, Call 3/1/2020	1,000,000	1,086,320
5.750%, 11/15/2034, Call 11/15/2014	600,000	604,176
Kansas Development Finance Authority, FSA, 5.250%, 11/1/2028, Call 11/1/2018	475,000	544,264
Sedgwick & Shawnee Counties, GNMA/FNMA COLL, 5.650%, 12/1/2036, Call 12/1/2014 (7)	680,000	722,752
Wyandotte County-Kansas City, 5.000%, 9/1/2032, Call 9/1/2022	1,000,000	1,113,360

		5,700,480
Kentucky - 0.2%
Kentucky Economic Development Finance Authority, 5.000%, 6/1/2016	855,000	914,662
Kentucky State Property & Building Commission, NATL-RE FGIC, 5.000%, 3/1/2022, Call 3/1/2017	1,500,000	1,649,235

		2,563,897
Louisiana - 2.2%
City of Bossier, 5.000%, 10/1/2031, Call 10/1/2024 (4)	1,160,000	1,339,069
City of New Orleans:
5.000%, 6/1/2021	800,000	934,152
5.000%, 12/1/2021	500,000	584,115
5.000%, 6/1/2022	450,000	524,246
5.000%, 12/1/2022	725,000	847,445
5.000%, 6/1/2023	500,000	581,380
5.000%, 12/1/2024	765,000	897,544
Lafayette Public Trust Financing Authority, AGM:
4.000%, 10/1/2020	690,000	752,866
4.000%, 10/1/2021	675,000	733,428
Louisiana Housing Corp., GNMA/FNMA/FHLMC:
4.750%, 6/1/2027, Call 6/1/2020	1,100,000	1,183,952
5.200%, 6/1/2039, Call 6/1/2017 (7)	70,000	70,869
6.550%, 6/1/2040, Call 6/1/2018	575,000	595,712
Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 4.100%, 10/1/2038, Call 10/1/2024	550,000	561,842
Louisiana Public Facilities Authority, 2.875%, 11/1/2015	800,000	813,040
Louisiana Stadium & Exposition District, 5.000%, 7/1/2023	800,000	960,288
Louisiana State Citizens Property Insurance Corp.:
3.000%, 6/1/2015	370,000	374,540
3.000%, 6/1/2016	545,000	561,088

Parish of St. Bernard:
4.000%, 3/1/2020	3,470,000	3,748,502
4.000%, 3/1/2021	3,585,000	3,845,343
Port New Orleans Board of Commissioners, 5.000%, 4/1/2032, Call 4/1/2023 (7)	725,000	774,452
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2021	300,000	214,335
State of Louisiana:
0.579%, 5/1/2018, Call 11/1/2017 (3)	7,000,000	7,056,280
5.000%, 6/15/2031, Call 6/15/2023	1,000,000	1,141,730
5.000%, 6/15/2032, Call 6/15/2023	1,000,000	1,139,260
Terrebonne Parish Consolidated Government, 5.875%, 3/1/2024, Call 3/1/2019	495,000	561,285

		30,796,763
Maine - 0.1%
City of Portland, 5.000%, 7/1/2022	300,000	341,109
Maine State Housing Authority, 3.850%, 11/15/2029, Call 11/15/2021	1,000,000	1,037,540

		1,378,649
Maryland - 0.1%
Maryland Health & Higher Educational Facilities Authority:
3.000%, 7/1/2016	450,000	464,076
5.750%, 7/1/2034, Call 7/1/2021	775,000	874,494
Montgomery County Housing Opportunites Commission, 5.000%, 1/1/2043, Call 7/1/2022	485,000	524,610

		1,863,180
Massachusetts - 1.4%
Commonwealth of Massachusetts, NATL-RE FGIC:
0.090%, 12/1/2030, Call 9/2/2014 (3) (14)	1,350,000	1,196,632
0.090%, 12/1/2030, Call 9/4/2014 (3) (14)	7,375,000	6,537,156
Massachusetts Development Finance Agency:
5.000%, 7/1/2015	925,000	954,295
5.000%, 1/1/2023, Call 1/1/2017	650,000	706,296
5.000%, 7/1/2025, Call 7/1/2021	1,425,000	1,656,919
Massachusetts Educational Financing Authority:
4.000%, 1/1/2016	435,000	453,718
4.750%, 1/1/2016	320,000	337,411
5.000%, 1/1/2017	390,000	425,615
5.100%, 1/1/2018 (7)	185,000	203,167
5.250%, 1/1/2019	630,000	717,494
Massachusetts Health & Educational Facilities Authority, 5.000%, 7/1/2024, Call 7/1/2019	3,105,000	3,588,573
Massachusetts Housing Finance Agency, 3.700%, 12/1/2027, Call 6/1/2022 (7)	2,585,000	2,616,925

		19,394,201
Michigan - 5.0%
Alma Public Schools, Q-SBLF, 5.000%, 5/1/2021	890,000	1,038,140
Berrien Springs Public Schools, NATL-RE, 4.250%, 5/1/2016, Call 5/1/2015	560,000	571,161
Charter Township of Northville:
2.000%, 4/1/2016	370,000	375,535
4.000%, 4/1/2021	400,000	435,404
4.000%, 4/1/2022	240,000	259,361
City of Battle Creek, BAM, 5.000%, 6/1/2033, Call 6/1/2018	1,000,000	1,100,010
City of Detroit, 3.500%, 10/7/2016 (3)	6,500,000	6,500,000
City of Detroit Convention Facility Revenue, NATL-RE, 0.000%, 9/30/2014	495,000	494,911
City of Detroit Sewage Disposal System Revenue, AGC NATL-RE, 5.250%, 7/1/2023, Call 7/1/2017	95,000	101,484
City of Detroit Sewage Disposal System Revenue, NATL, 0.000%, 7/1/2020	110,000	85,148
City of Detroit Sewage System Revenue, NATL-RE:
5.250%, 7/1/2022, Call 7/1/2017	1,250,000	1,333,275
5.500%, 7/1/2015	100,000	104,196
City of Detroit Water Supply System Revenue, AGM:
5.000%, 7/1/2018, Call 7/1/2016	250,000	266,110
5.000%, 7/1/2019, Call 7/1/2016	50,000	52,785
5.000%, 7/1/2020, Call 7/1/2016	720,000	756,778
5.000%, 7/1/2020, Call 7/1/2016	50,000	52,554
5.000%, 7/1/2023, Call 7/1/2016	200,000	210,108
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.500%, 7/1/2035, Call 7/1/2018	1,035,000	1,143,965
City of Detroit Water Supply System Revenue, NATL-RE:
5.000%, 7/1/2016 (3)	725,000	779,360
5.000%, 7/1/2021, Call 7/1/2015	1,530,000	1,581,194
5.000%, 7/1/2027, Call 7/1/2016	5,000,000	5,115,250

City of Grand Rapids, 5.000%, 1/1/2034, Call 1/1/2023	735,000	841,972
City of Warren, NATL-RE, 4.200%, 10/1/2018, Call 10/1/2015	250,000	256,870
City of Wyandotte, NATL-RE, 4.500%, 10/1/2014 (7)	600,000	600,942
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2021	905,000	954,775
Fitzgerald Public School District, BAM, 4.000%, 5/1/2019	2,065,000	2,249,714
Grand Rapids & Kent County Joint Building Authority, 5.125%, 12/1/2014	415,000	420,059
Hartland Consolidated Schools, AGM Q-SBLF:
5.250%, 5/1/2026, Call 5/1/2021	1,625,000	1,839,922
5.250%, 5/1/2027, Call 5/1/2021	600,000	677,046
5.250%, 5/1/2028, Call 5/1/2021	1,575,000	1,779,262
Holland School District, AGM, 3.750%, 5/1/2034, Call 5/1/2024	1,835,000	1,855,717
Howell Public Schools, Q-SBLF, 4.250%, 5/1/2024, Call 5/1/2022	1,000,000	1,114,610
Jackson County Hospital Finance Authority, AGC, 4.500%, 6/1/2026, Call 6/1/2020	415,000	433,758
Jenison Public Schools:
5.000%, 5/1/2021	500,000	586,595
5.000%, 5/1/2022, Call 5/1/2021	560,000	654,718
Kent Hospital Finance Authority, 5.000%, 11/15/2029, Call 11/15/2021	1,000,000	1,110,780
Lansing Board of Water & Light, 5.000%, 7/1/2037, Call 7/1/2021	1,000,000	1,114,070
Lansing School District, Q-SBLF:
5.000%, 5/1/2019	1,000,000	1,148,620
5.000%, 5/1/2020	1,825,000	2,124,975
Livonia Public Schools School District, BAM, 5.000%, 5/1/2021	1,600,000	1,869,536
Michigan Finance Authority:
3.000%, 11/1/2015	2,000,000	2,048,280
5.000%, 6/1/2016	1,450,000	1,529,170
5.000%, 11/1/2020	2,000,000	2,307,120
Michigan Finance Authority, AGM:
5.000%, 7/1/2029, Call 7/1/2024 (4)	1,500,000	1,636,080
5.000%, 7/1/2030, Call 7/1/2024 (4)	1,500,000	1,629,690
Michigan Public Educational Facilities Authority, 5.250%, 6/1/2015	65,000	65,995
Michigan Public Power Agency, NATL-RE, 5.250%, 1/1/2017	375,000	411,349
Michigan State Building Authority, NATL-RE FGIC:
0.000%, 10/15/2021, Call 10/15/2016	1,500,000	1,130,040
0.000%, 10/15/2023, Call 10/15/2016	1,600,000	1,080,752
Michigan State Housing Development Authority, 5.625%, 10/1/2031, Call 10/1/2020	850,000	931,498
Plymouth-Canton Community School District, Q-SBLF:
4.000%, 5/1/2019	1,000,000	1,117,800
5.000%, 5/1/2021	450,000	532,526
River Rouge School District, Q-SBLF:
5.000%, 5/1/2020	1,700,000	1,979,429
5.000%, 5/1/2021	1,155,000	1,347,250
State of Michigan, AGM, 5.250%, 9/15/2022, Call 9/15/2017	285,000	318,345
State of Michigan, FSA, 5.250%, 9/15/2021, Call 9/15/2017	2,100,000	2,349,690
Taylor Tax Increment Finance Authority, AGM:
3.000%, 5/1/2017	875,000	911,627
3.000%, 5/1/2018	855,000	893,937
3.000%, 5/1/2019	340,000	355,507
3.250%, 5/1/2020	90,000	94,461
Warren Consolidated School District, FSA, 5.000%, 5/1/2015	650,000	669,415
Wayland Union School District, AGM Q-SBLF:
5.000%, 5/1/2024, Call 5/1/2018	500,000	549,490
5.250%, 5/1/2019, Call 5/1/2018	400,000	450,604
Wayne State University, AGM, 5.000%, 11/15/2025, Call 11/15/2018	515,000	577,773
Western Township Utilities Authority, 4.000%, 1/1/2021	1,200,000	1,318,668

		70,227,166
Minnesota - 1.1%
City of Minneapolis, 6.375%, 11/15/2023, Call 11/15/2018	325,000	383,597
City of Minneapolis, AGC, 6.500%, 11/15/2038, Call 11/15/2018	1,070,000	1,239,488
City of Minneapolis/St Paul Housing & Redevelopment Authority, 4.000%, 8/15/2019	445,000	497,176
City of Minneapolis/St Paul Housing & Redevelopment Authority, AGM, 5.000%, 8/15/2025, Call 8/15/2020 (3)	215,000	246,063
City of Minneapolis/St Paul Housing & Redevelopment Authority, NATL-RE, 0.090%, 8/1/2027, Call 9/2/2014 (3) (14)	375,000	338,621
City of Winona, 3.750%, 7/1/2021	170,000	178,240
Dakota County Community Development Agency, GNMA/FNMA/FHLMC COLL:
3.450%, 6/1/2020	105,000	111,632
3.650%, 6/1/2021, Call 12/1/2020	70,000	69,492

Fairmont Independent School District No. 2752, School District Credit Program, 5.000%, 2/1/2020, Call 2/1/2019	150,000	173,354
Mahtomedi Independent School District No. 832, School District Credit Program, 3.000%, 2/1/2016	250,000	259,550
Minneapolis & St. Paul Housing & Redevelopment Authority, 5.250%, 8/15/2025, Call 8/15/2020	275,000	320,180
Minneapolis-St Paul Metropolitan Airports Commission, AMBAC, 5.000%, 1/1/2015	410,000	416,347
Minnesota Agricultural & Economic Development Board, AGC, 5.000%, 2/15/2017	1,400,000	1,531,474
Minnesota Higher Education Facilities Authority:
3.000%, 10/1/2014	400,000	400,864
4.000%, 10/1/2016	250,000	259,178
5.000%, 10/1/2017	250,000	274,532
5.000%, 10/1/2018	220,000	246,068
5.000%, 10/1/2019	400,000	454,940
Minnesota Housing Finance Agency:
3.900%, 7/1/2030, Call 1/1/2022	800,000	848,088
4.000%, 7/1/2040, Call 1/1/2022	1,200,000	1,258,704
5.000%, 7/1/2038, Call 7/1/2018	30,000	30,325
5.500%, 7/1/2048, Call 1/1/2017 (7)	470,000	483,809
Minnesota Housing Finance Agency, GNMA, 2.600%, 9/1/2042, Call 7/1/2022	1,432,083	1,400,505
Minnesota Housing Finance Agency, GNMA/FNMA COLL:
2.250%, 12/1/2042, Call 1/1/2022	876,697	838,271
5.000%, 1/1/2031, Call 7/1/2021	870,000	926,289
Minnesota Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 4.250%, 7/1/2028, Call 1/1/2020	310,000	326,405
Northern Municipal Power Agency, AGC, 5.000%, 1/1/2019, Call 1/1/2018	150,000	168,732
Northfield Hospital & Skilled Nursing, 5.500%, 11/1/2015	900,000	933,759
Pillager Independent School District No. 116, School District Credit Program, 4.000%, 2/1/2024, Call 2/1/2021	125,000	138,220

		14,753,903
Mississippi - 1.0%
Mississippi Business Finance Corp., 1.200%, 12/1/2036, Call 9/2/2014 (3)	8,500,000	8,500,000
Mississippi Development Bank:
3.125%, 10/1/2023	200,000	203,726
5.000%, 10/1/2023	2,750,000	3,210,212
Mississippi Development Bank, AGM, 5.000%, 7/1/2020, Call 7/1/2017	520,000	567,726
Mississippi Home Corp., GNMA/FNMA, 5.500%, 6/1/2036, Call 6/1/2015 (7)	95,000	95,854
Mississippi Home Corp., GNMA/FNMA/FHLMC, 6.750%, 6/1/2039, Call 6/1/2018	395,000	422,800
Rankin County School District, FSA, 5.000%, 10/1/2014	730,000	732,803

		13,733,121
Missouri - 2.4%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, 5.000%, 10/1/2033, Call 10/1/2022	4,000,000	4,539,160
Cass County, 5.000%, 5/1/2015	880,000	893,033
City of Kansas City:
5.000%, 9/1/2021, Call 9/1/2019	500,000	567,865
5.000%, 9/1/2022, Call 9/1/2019	340,000	384,945
5.000%, 9/1/2023, Call 9/1/2019	300,000	339,201
5.000%, 9/1/2032, Call 9/1/2019	1,000,000	1,100,840
City of Sikeston, NATL-RE, 6.000%, 6/1/2015	1,300,000	1,349,673
City of St. Louis, AGM, 5.000%, 7/1/2020, Call 7/1/2017	1,885,000	2,066,224
City of St. Louis, NATL-RE, 5.500%, 7/1/2016	280,000	304,917
County of Boone, 5.750%, 8/1/2028, Call 8/1/2018	500,000	562,120
County of Jackson, AMBAC, 5.000%, 12/1/2018, Call 12/1/2016	1,000,000	1,085,410
Health & Educational Facilities Authority of the State of Missouri, 5.000%, 2/1/2024, Call 2/1/2021	1,050,000	1,179,381
Independence School District, SAW, 5.250%, 3/1/2030, Call 3/1/2021	2,000,000	2,319,900
Joplin Industrial Development Authority, 3.125%, 2/15/2016	885,000	901,417
Missouri Housing Development Commission, 5.000%, 11/1/2027, Call 11/1/2019	665,000	707,128
Missouri Housing Development Commission, GNMA/FNMA/COLL, 5.000%, 9/1/2039, Call 3/1/2019	205,000	211,068
Missouri Housing Development Commission, GNMA/FNMA/FHLMC:
3.800%, 5/1/2025, Call 5/1/2021	955,000	995,081
4.000%, 5/1/2027, Call 5/1/2021	925,000	970,732

Missouri Joint Municipal Electric Utility Commission, NATL-RE, 5.000%, 1/1/2017, Call 1/1/2016	500,000	530,775
Missouri State Environmental Improvement & Energy Resources Authority, 5.750%, 1/1/2029, Call 1/1/2019	750,000	859,245
Missouri State Health & Educational Facilities Authority:
3.000%, 2/15/2015	1,785,000	1,798,548
3.500%, 2/15/2017	1,430,000	1,494,936
3.750%, 2/15/2018	950,000	1,005,755
5.250%, 10/1/2031, Call 10/1/2021	1,000,000	1,089,190
Missouri State Health & Educational Facilities Authority, AGM, 5.000%, 11/15/2015	750,000	791,625
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2016	2,900,000	2,933,698
Stone County Reorganized School District No. 4 Reeds Spring, SAW:
5.000%, 3/1/2030, Call 3/1/2020	1,000,000	1,155,850
5.000%, 3/1/2031, Call 3/1/2020	750,000	860,160
5.000%, 3/1/2032, Call 3/1/2020	1,000,000	1,138,540

		34,136,417
Montana - 0.2%
County of Yellowstone, 5.250%, 9/1/2034, Call 9/1/2017	1,400,000	1,509,466
Montana State Board of Regents:
5.000%, 11/15/2022, Call 11/15/2021	200,000	235,624
5.000%, 11/15/2023, Call 11/15/2021	250,000	292,540
5.000%, 11/15/2024, Call 11/15/2021	375,000	438,004
5.000%, 11/15/2025, Call 11/15/2021	255,000	296,198

		2,771,832
Nebraska - 0.4%
Lancaster County Hospital Authority No. 1, 5.500%, 1/1/2030, Call 1/1/2020	1,000,000	1,106,580
Lincoln County Hospital Authority No. 1, 5.000%, 11/1/2032, Call 11/1/2021	2,000,000	2,187,100
Nebraska Public Power District:
5.000%, 1/1/2025, Call 1/1/2018	750,000	839,220
5.000%, 1/1/2026, Call 1/1/2018	750,000	838,703
5.000%, 1/1/2032, Call 1/1/2022	1,000,000	1,132,710

		6,104,313
Nevada - 1.9%
City of North Las Vegas, NATL-RE, 5.000%, 10/1/2014	750,000	751,988
City of Reno, AGM, 6.000%, 6/1/2028, Call 6/1/2018	200,000	216,868
Clark County School District, AMBAC, 5.000%, 6/15/2019, Call 6/15/2017	1,600,000	1,783,936
County of Clark, 5.000%, 7/1/2028, Call 7/1/2019	2,180,000	2,434,602
County of Clark Department of Aviation:
5.000%, 7/1/2029, Call 7/1/2024	1,200,000	1,391,784
5.000%, 7/1/2030, Call 7/1/2024	1,000,000	1,150,680
County of Clark, AGM, 5.000%, 7/1/2024, Call 7/1/2019	275,000	311,946
County of Clark, AMBAC, 5.000%, 11/1/2024, Call 11/1/2016	410,000	447,974
County of Washoe:
5.000%, 2/1/2033, Call 2/1/2019	3,920,000	4,236,344
5.500%, 2/1/2028, Call 2/1/2019	1,000,000	1,096,850
Las Vegas Valley Water District, 5.000%, 6/1/2028, Call 6/1/2022	5,115,000	5,935,600
Las Vegas Valley Water District, AGM, 5.000%, 6/1/2028, Call 6/1/2016	2,815,000	3,017,004
Nevada Housing Division, GNMA/FNMA/FHLMC:
4.400%, 4/1/2029, Call 10/1/2021	2,400,000	2,552,856
4.500%, 10/1/2039, Call 4/1/2019	325,000	328,686
5.375%, 10/1/2039, Call 4/1/2019	780,000	829,998

		26,487,116
New Hampshire - 0.8%
New Hampshire Business Finance Authority, 0.300%, 10/1/2040, Call 9/2/2014 (3)	5,000,000	5,000,000
New Hampshire Health & Education Facilities Authority, 0.250%, 10/1/2030, Call 9/2/2014 (3)	3,130,000	3,130,000
New Hampshire Housing Finance Authority:
4.500%, 1/1/2029, Call 7/1/2020	1,105,000	1,141,089
4.800%, 7/1/2028, Call 1/1/2022	1,830,000	2,001,270
6.000%, 7/1/2038, Call 1/1/2018 (7)	390,000	404,972

		11,677,331
New Jersey - 2.2%
City of Passaic:
3.000%, 5/1/2015	400,000	405,232
4.000%, 5/1/2017	280,000	297,116

JPMorgan Chase Putters/Drivers Trust, 0.180%, 6/1/2021 (3) (5) (6)	1,420,000	1,420,000
New Jersey Economic Development Authority:
0.330%, 11/1/2031, Call 9/2/2014 (3)	890,000	890,000
1.250%, 5/1/2036, Call 9/2/2014 (3)	3,230,000	3,230,000
1.750%, 2/1/2016, Call 8/1/2015 (3)	3,000,000	3,034,020
5.000%, 6/15/2015	60,000	62,115
5.000%, 6/15/2019	3,000,000	3,425,940
5.000%, 6/15/2020	1,500,000	1,725,000
New Jersey Higher Education Student Assistance Authority:
3.250%, 12/1/2027, Call 12/1/2022 (7)	2,500,000	2,505,750
4.875%, 12/1/2024, Call 12/1/2019	9,500,000	10,312,440
New Jersey Housing & Mortgage Finance Agency, 4.250%, 10/1/2032, Call 10/1/2021	795,000	833,947
New Jersey Transportation Trust Fund Authority:
5.000%, 6/15/2022	500,000	578,675
5.250%, 12/15/2023, Call 12/15/2018	1,355,000	1,566,096
New Jersey Transportation Trust Fund Authority, BHAC:
0.000%, 12/15/2024	100,000	70,281
0.000%, 12/15/2028	100,000	58,090
New Jersey Transportation Trust Fund Authority, NATL-RE, 0.000%, 12/15/2027	230,000	132,432

		30,547,134
New Mexico - 1.7%
City of Santa Fe, 4.000%, 6/1/2025, Call 6/1/2022	655,000	700,863
New Mexico Finance Authority:
5.000%, 6/1/2024, Call 6/1/2018	375,000	424,916
5.000%, 6/1/2026, Call 6/1/2018	2,395,000	2,703,500
5.700%, 6/1/2026, Call 6/1/2018	465,000	540,958
5.800%, 6/1/2027, Call 6/1/2018	825,000	951,959
5.875%, 6/1/2028, Call 6/1/2018	250,000	292,033
New Mexico Finance Authority, NATL-RE, 5.250%, 6/15/2023, Call 6/15/2017	1,000,000	1,111,860
New Mexico Mortgage Finance Authority, GNMA, 2.600%, 2/1/2043, Call 1/1/2023	1,315,806	1,286,661
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC:
4.200%, 7/1/2028, Call 1/1/2017 (7)	455,000	468,645
5.650%, 9/1/2039, Call 3/1/2019	680,000	715,666
6.000%, 9/1/2039, Call 3/1/2019	880,000	909,718
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC COLL:
4.625%, 3/1/2028, Call 9/1/2021	1,030,000	1,043,874
5.350%, 3/1/2030, Call 9/1/2020	2,415,000	2,582,987
New Mexico Municipal Energy Acquisition Authority, 0.854%, 8/1/2019, Call 2/1/2019 (3)	10,000,000	10,059,000

		23,792,640
New York - 4.8%
Byron-Bergen Central School District, AGM SAW, 3.000%, 6/15/2018	1,215,000	1,296,514
City of New York, AGC, 0.200%, 10/1/2021, Call 9/2/2014 (3) (14)	100,000	100,000
County of Monroe, MBIA, 6.000%, 3/1/2015	225,000	231,023
County of Rockland, 2.000%, 3/17/2015	3,100,000	3,124,025
Long Island Power Authority, BHAC, 5.000%, 12/1/2021, Call 12/1/2016	600,000	652,500
Metropolitan Transportation Authority, 0.630%, 11/1/2019, Call 5/1/2019 (3)	1,400,000	1,400,420
Metropolitan Transportation Authority, AGM:
0.312%, 11/1/2022, Call 9/3/2014 (3) (14)	100,000	96,171
0.318%, 11/1/2022, Call 9/4/2014 (3) (14)	300,000	288,513
0.708%, 5/15/2018, Call 11/15/2017 (3)	4,000,000	4,026,200
New York City Industrial Development Agency, ACA, 4.400%, 11/1/2016	675,000	730,222
New York City Transitional Finance Authority, 5.000%, 11/1/2024, Call 11/1/2022	5,715,000	6,899,148
New York City Transitional Finance Authority, AGM, 0.490%, 11/1/2027, Call 9/5/2014 (3) (14)	750,000	750,000
New York City Transitional Finance Authority, NATL-RE FGIC, 5.000%, 7/15/2024, Call 1/15/2017	435,000	476,725
New York Liberty Development Corp., 5.000%, 10/1/2015	350,000	363,661
New York Mortgage Agency, 5.000%, 10/1/2019	500,000	577,265
New York State Dormitory Authority:
5.000%, 12/15/2023, Call 12/15/2022	4,590,000	5,569,506
5.000%, 3/15/2027, Call 3/15/2022	11,510,000	13,422,387
5.000%, 3/15/2028, Call 3/15/2019	625,000	711,344
New York State Dormitory Authority, NATL-RE, 0.120%, 7/1/2029, Call 9/2/2014 (3) (14)	3,275,000	3,069,088
New York State Thruway Authority, 5.000%, 3/15/2026, Call 9/15/2021	8,490,000	9,982,202
Rensselaer County Industrial Development Agency, 0.230%, 10/30/2035, Call 9/2/2014 (3)	7,785,000	7,785,000
State of New York, NATL-RE FGIC:
0.105%, 2/15/2022, Call 9/4/2014 (3) (14)	245,000	235,374
0.105%, 2/13/2032, Call 9/4/2014 (3) (14)	2,630,000	2,524,955

Suffolk County Judicial Facilities Agency:
4.000%, 11/1/2014	500,000	502,485
5.000%, 11/1/2015	1,000,000	1,045,110
Upper Mohawk Valley Regional Water Finance Authority:
4.000%, 4/1/2020	295,000	324,503
4.000%, 4/1/2021	360,000	396,216

		66,580,557
North Carolina - 1.3%
Charlotte-Mecklenburg Hospital Authority, 5.000%, 1/15/2021, Call 1/15/2017	850,000	918,000
County of Catawba:
4.000%, 10/1/2025, Call 10/1/2021	585,000	641,570
5.000%, 10/1/2022, Call 10/1/2021	500,000	595,585
5.000%, 10/1/2023, Call 10/1/2021	1,000,000	1,183,230
5.000%, 10/1/2024, Call 10/1/2021	835,000	982,010
5.000%, 10/1/2026, Call 10/1/2021	440,000	510,607
County of Chatham, County Guarantee:
5.000%, 12/1/2022	200,000	243,508
5.000%, 12/1/2023	200,000	246,218
County of Cumberland, 5.125%, 12/1/2028, Call 12/1/2019	250,000	287,880
County of Union:
5.000%, 12/1/2026, Call 6/1/2023	1,390,000	1,640,964
5.000%, 12/1/2027, Call 6/1/2023	1,645,000	1,934,981
North Carolina Capital Facilities Finance Agency, 2.000%, 5/1/2015	260,000	261,118
North Carolina Eastern Municipal Power Agency:
4.200%, 1/1/2019	1,710,000	1,904,136
6.000%, 1/1/2022	300,000	373,965
North Carolina Eastern Municipal Power Agency, AGC, 6.000%, 1/1/2019	430,000	463,261
North Carolina Housing Finance Agency, 4.250%, 1/1/2028, Call 7/1/2021	890,000	935,799
North Carolina Medical Care Commission:
3.000%, 10/1/2014	700,000	701,596
4.000%, 6/1/2020	470,000	506,171
5.000%, 6/1/2027, Call 6/1/2022	500,000	566,760
North Carolina Municipal Power Agency No. 1, 5.000%, 1/1/2030, Call 1/1/2019	400,000	451,240
Orange County Public Facilities, 5.000%, 10/1/2026, Call 10/1/2022	1,130,000	1,335,389
Raleigh Durham Airport Authority, 5.000%, 5/1/2036, Call 5/1/2020	1,555,000	1,718,244

		18,402,232
North Dakota - 2.4%
Barnes County North Public School District Building Authority:
4.000%, 5/1/2021	635,000	661,353
4.500%, 5/1/2030, Call 5/1/2021	1,515,000	1,561,510
4.500%, 5/1/2033, Call 5/1/2021	1,850,000	1,896,990
City of Dickinson, 5.000%, 10/1/2025, Call 10/1/2021	2,240,000	2,451,837
City of Grand Forks:
4.000%, 12/1/2019	535,000	578,827
5.000%, 12/1/2032, Call 12/1/2021	1,000,000	1,065,510
City of West Fargo, 3.000%, 5/1/2023, Call 5/1/2017	185,000	182,079
City of Williston, 2.500%, 11/1/2015, Call 11/1/2014	1,150,000	1,151,357
North Dakota Housing Finance Agency:
3.600%, 7/1/2032, Call 7/1/2022	3,235,000	3,321,601
3.750%, 7/1/2034, Call 7/1/2022	1,215,000	1,256,638
4.125%, 1/1/2026, Call 1/1/2021	980,000	1,029,774
North Dakota Public Finance Authority:
4.000%, 6/1/2022	2,345,000	2,619,107
4.000%, 6/1/2023	2,440,000	2,733,874
4.000%, 6/1/2024, Call 6/1/2023	2,190,000	2,448,267
4.000%, 6/1/2025, Call 6/1/2023	1,145,000	1,271,477
North Dakota State Housing Finance Agency, 5.250%, 1/1/2029, Call 7/1/2019	1,485,000	1,507,438
Williston Parks & Recreation District:
4.500%, 3/1/2020	1,455,000	1,620,041
4.500%, 3/1/2025, Call 3/1/2021	2,525,000	2,734,499
4.625%, 3/1/2026, Call 3/1/2021	2,620,000	2,834,080

		32,926,259
Ohio - 2.7%
Brookfield Local School District, AGM, 5.000%, 1/15/2030, Call 1/15/2018	400,000	434,216

City of Cleveland:
5.000%, 1/1/2022, Call 1/1/2021	2,320,000	2,644,174
5.000%, 10/1/2024, Call 10/1/2022	460,000	541,770
5.000%, 10/1/2028, Call 10/1/2022	1,075,000	1,231,466
5.000%, 10/1/2029, Call 10/1/2022	1,130,000	1,288,369
5.000%, 10/1/2029, Call 10/1/2022	2,290,000	2,610,943
5.000%, 1/1/2031, Call 1/1/2022	1,270,000	1,380,122
City of Cleveland, AGC, 5.000%, 10/1/2017	425,000	477,313
City of Cleveland, AGM:
5.000%, 1/1/2030, Call 1/1/2022	1,000,000	1,101,570
5.000%, 1/1/2031, Call 1/1/2022	1,000,000	1,090,740
City of Middleburg Heights, 5.125%, 8/1/2031, Call 8/1/2021	1,000,000	1,066,040
Cleveland Heights & University Heights City School District:
0.000%, 12/1/2024	400,000	293,376
0.000%, 12/1/2025	600,000	422,706
Cleveland-Cuyahoga County Port Authority, 5.000%, 10/1/2022, Call 10/1/2020	1,000,000	1,165,820
County of Franklin, 5.000%, 11/1/2023, Call 11/1/2019	300,000	337,932
County of Hamilton, 5.000%, 12/1/2029, Call 12/1/2021	975,000	1,101,038
County of Hancock, 5.750%, 12/1/2026, Call 6/1/2021	1,120,000	1,317,882
County of Lorain, AMBAC:
0.318%, 10/1/2030 (3) (14)	4,350,000	3,926,754
0.320%, 10/1/2030 (3) (14)	500,000	454,425
County of Lucas, 5.000%, 11/15/2022, Call 11/15/2021	895,000	1,047,293
County of Richland, AGC, 6.000%, 12/1/2028, Call 12/1/2018	250,000	280,923
Delaware City School District, 5.250%, 12/1/2038, Call 6/1/2023	1,240,000	1,402,142
Liberty Local School District, AGM:
2.500%, 12/1/2016	555,000	574,281
4.500%, 12/1/2018	885,000	996,413
New Albany Community Authority:
4.000%, 10/1/2020	590,000	659,685
5.000%, 10/1/2022	1,000,000	1,187,390
5.000%, 10/1/2023, Call 10/1/2022	1,105,000	1,298,784
Ohio Higher Educational Facility Commission:
4.000%, 1/15/2015	500,000	506,760
4.000%, 12/1/2020	1,050,000	1,119,804
4.000%, 12/1/2021	795,000	848,511
4.000%, 12/1/2022	845,000	898,641
Ohio Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 5.200%, 9/1/2029, Call 9/1/2018	1,715,000	1,866,726
Ohio State Turnpike Commission, 5.250%, 2/15/2033, Call 2/15/2023	1,330,000	1,527,212
Ohio State Water Development Authority, 5.000%, 6/1/2022	1,100,000	1,349,711

		38,450,932
Oklahoma - 1.1%
Blanchard Municipal Improvement Authority, BAM, 4.000%, 5/1/2039, Call 5/1/2022	315,000	317,470
Cleveland County Independent School District No. 2 Moore, 1.500%, 5/1/2015	2,915,000	2,941,264
Cleveland County Justice Authority, 5.750%, 3/1/2029, Call 3/1/2015	200,000	205,490
Cushing Educational Facilities Authority, 5.000%, 9/1/2022	2,000,000	2,314,660
Delaware County Justice Authority:
3.750%, 9/1/2029, Call 9/1/2017	2,900,000	2,844,146
4.000%, 9/1/2018	415,000	448,515
4.000%, 9/1/2019	740,000	804,831
4.000%, 9/1/2020	700,000	758,898
4.000%, 9/1/2021	805,000	871,268
Oklahoma Housing Finance Agency, GNMA:
2.500%, 3/1/2022	750,000	758,805
3.300%, 3/1/2031, Call 3/1/2022	1,815,000	1,848,850
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC, 6.500%, 9/1/2038, Call 9/1/2018	405,000	433,265
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 5.250%, 9/1/2029, Call 3/1/2019	75,000	77,652
Pittsburg County Economic Development Authority, AMBAC, 4.000%, 12/1/2017, Call 12/1/2015	300,000	309,867

		14,934,981
Oregon - 0.8%
Astoria Hospital Facilities Authority, 3.000%, 8/1/2015	760,000	772,874
City of Portland, 5.000%, 6/15/2027, Call 6/15/2022	1,000,000	1,149,800
City of Tigard, 5.000%, 8/1/2029, Call 8/1/2022	690,000	793,831

City of Woodburn:
0.000%, 3/1/2020	1,380,000	1,182,012
0.000%, 3/1/2021	1,215,000	1,007,867
Clackamas & Washington Counties School District No. 3, NATL-RE FGIC School Bond Guarantee, 0.000%, 6/15/2023	2,000,000	1,631,900
Clackamas County School District No. 115, NATL-RE, 0.000%, 6/15/2027, Call 6/15/2016	350,000	210,840
Klamath Falls Intercommunity Hospital Authority:
5.000%, 9/1/2021	250,000	288,998
5.000%, 9/1/2022	505,000	582,886
Port of Portland, 5.500%, 7/1/2031, Call 7/1/2021	3,000,000	3,433,740
State of Oregon Housing & Community Services Department, 4.750%, 7/1/2036, Call 7/1/2016 (7)	655,000	662,146

		11,716,894
Pennsylvania - 2.5%
Allegheny County Hospital Development Authority, 5.375%, 8/15/2029, Call 8/15/2019	215,000	241,570
Central Bradford Progress Authority, 5.375%, 12/1/2041, Call 12/1/2021	500,000	561,185
City of Philadelphia, AGM, 5.250%, 12/15/2023, Call 12/15/2018	755,000	870,923
City of Pittsburgh:
4.000%, 9/1/2016	415,000	441,867
4.000%, 9/1/2021	750,000	826,305
City of Pittsburgh, AGM, 5.250%, 9/1/2018, Call 9/1/2016	250,000	270,745
Clarion County Industrial Development Authority, 1.050%, 5/1/2016, Call 11/1/2015	3,000,000	3,003,450
Kiski Area School District, AGM SAW, 4.000%, 3/1/2021	1,450,000	1,596,943
Lancaster Industrial Development Authority:
5.000%, 5/1/2021	360,000	389,808
5.000%, 5/1/2022	430,000	461,622
Lehigh County General Purpose Authority, 4.000%, 11/1/2019	555,000	610,278
Montgomery County Industrial Development Authority:
5.000%, 11/15/2016	1,500,000	1,629,705
6.250%, 11/15/2029, Call 11/15/2019	715,000	820,091
Montgomery County Industrial Development Authority, FHA, 5.000%, 8/1/2024, Call 8/1/2020	1,350,000	1,565,635
Pennsylvania Economic Development Financing Authority:
1.250%, 5/1/2017 (3)	500,000	500,805
1.750%, 12/1/2015 (3)	1,400,000	1,422,316
5.000%, 1/1/2023, Call 1/1/2016	3,200,000	3,392,544
Pennsylvania Economic Development Financing Authority, AGM:
0.000%, 1/1/2020	600,000	522,888
0.000%, 1/1/2021	600,000	498,864
5.000%, 1/1/2022	305,000	347,630
Pennsylvania Turnpike Commission:
0.000%, 12/1/2034, Call 12/1/2020 (13)	365,000	385,498
0.730%, 12/1/2018, Call 6/1/2018 (3)	2,850,000	2,870,149
1.030%, 12/1/2021, Call 6/1/2021 (3)	5,000,000	5,064,700
4.000%, 12/1/2023, Call 12/1/2019	200,000	210,322
5.000%, 6/1/2021, Call 6/1/2019	715,000	816,423
6.000%, 12/1/2036, Call 12/1/2020	975,000	1,141,530
Philadelphia Gas Works Co., 5.250%, 8/1/2019, Call 9/29/2014	400,000	401,188
Pittsburgh Public Schools, BAM SAW, 5.000%, 9/1/2024, Call 9/1/2022	1,000,000	1,173,750
Sayre Health Care Facilities Authority, 0.932%, 12/1/2024, Call 12/1/2017 (3)	225,000	206,829
St. Mary Hospital Authority:
5.000%, 11/15/2017, Call 11/15/2014	1,025,000	1,034,574
5.250%, 11/15/2016, Call 11/15/2014	250,000	252,493
State Public School Building Authority, AGM, 3.000%, 10/15/2015	500,000	511,550
State Public School Building Authority, SAW, 0.904%, 9/1/2018, Call 3/1/2018 (3)	1,675,000	1,679,941

		35,724,121
Puerto Rico - 0.6%
Commonwealth of Puerto Rico, AGC, 5.000%, 7/1/2015	210,000	214,792
Commonwealth of Puerto Rico, NATL-RE, 5.500%, 7/1/2015	1,940,000	1,944,481
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority:
5.000%, 4/1/2015	2,800,000	2,824,752
5.000%, 4/1/2016	2,255,000	2,241,132
5.000%, 7/1/2018	150,000	160,087
5.000%, 7/1/2021	125,000	131,480
6.250%, 7/1/2026, Call 7/1/2016	225,000	234,819

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, NATL-RE, 4.250%, 10/1/2024, Call 10/14/2014	150,000	144,395
Puerto Rico Infrastructure Financing Authority, BHAC, 5.500%, 7/1/2021	275,000	318,604

		8,214,542
Rhode Island - 1.0%
Rhode Island Health & Educational Building Corp., 3.000%, 9/1/2014	1,250,000	1,250,000
Rhode Island Housing & Mortgage Finance Corp., 4.000%, 10/1/2040, Call 10/1/2021	1,395,000	1,460,969
Rhode Island Student Loan Authority:
3.950%, 12/1/2017	250,000	269,717
4.000%, 12/1/2022, Call 12/1/2021 (7)	2,885,000	2,970,858
4.200%, 12/1/2018, Call 12/1/2017	600,000	647,100
4.250%, 12/1/2020, Call 12/1/2017	500,000	527,225
4.250%, 12/1/2025, Call 12/1/2021 (7)	2,205,000	2,240,633
4.500%, 12/1/2021, Call 12/1/2017	1,000,000	1,056,430
4.750%, 12/1/2028, Call 12/1/2021 (7)	1,000,000	1,026,750
4.750%, 12/1/2029, Call 12/1/2021 (7)	680,000	696,062
Town of Cumberland:
4.000%, 3/15/2024	795,000	897,722
4.000%, 3/15/2026, Call 3/15/2024	460,000	508,728

		13,552,194
South Carolina - 1.3%
City of Rock Hill, AGM:
5.250%, 1/1/2026, Call 1/1/2022	730,000	856,115
5.250%, 1/1/2028, Call 1/1/2022	475,000	552,596
County of Dorchester:
5.000%, 10/1/2022	480,000	575,784
5.000%, 10/1/2026, Call 10/1/2022	400,000	468,240
County of Florence:
5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,280,000
5.000%, 11/1/2030, Call 11/1/2020	500,000	559,110
Laurens County Water & Sewer Commission:
5.000%, 3/1/2029, Call 3/1/2017	415,000	448,590
5.000%, 3/1/2032, Call 3/1/2017	1,000,000	1,066,770
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2014	625,000	627,269
Piedmont Municipal Power Agency, AGM:
5.000%, 1/1/2030, Call 7/1/2021	450,000	505,449
5.750%, 1/1/2034, Call 7/1/2021	1,000,000	1,162,500
Scago Educational Facilities Corp. for Pickens School District, AGM, 5.000%, 12/1/2020, Call 12/1/2016	300,000	331,050
South Carolina Jobs-Economic Development Authority, 5.000%, 7/1/2022	1,735,000	2,004,133
South Carolina State Housing Finance & Development Authority, 5.000%, 1/1/2028, Call 7/1/2019	235,000	251,866
South Carolina State Housing Finance & Development Authority, AGM, 5.500%, 7/1/2037, Call 7/1/2016 (7)	715,000	746,503
South Carolina State Public Service Authority, 5.500%, 1/1/2038, Call 1/1/2019	1,000,000	1,136,290
South Carolina Transportation Infrastructure Bank, AMBAC, 5.250%, 10/1/2020	250,000	300,535
Spartanburg Sanitation Sewer District:
5.000%, 3/1/2030, Call 3/1/2023	1,500,000	1,713,750
5.000%, 3/1/2031, Call 3/1/2023	1,250,000	1,422,125
St. Peters Parish-Jasper County Public Facilities Corp., AGM, 5.000%, 4/1/2031, Call 4/1/2021	900,000	991,980
Trustees of the South Carolina Heritage Trust, XLCA, 4.000%, 8/1/2015	250,000	255,547

		18,256,202
South Dakota - 0.9%
City of Rapid City:
5.500%, 12/1/2022, Call 12/1/2019	225,000	245,916
6.750%, 12/1/2031, Call 12/1/2019	500,000	554,675
7.000%, 12/1/2035, Call 12/1/2019	750,000	836,985
South Dakota Health & Educational Facilities Authority:
4.250%, 9/1/2023	740,000	812,424
4.500%, 9/1/2018	500,000	536,190
4.500%, 9/1/2020	900,000	975,582
4.500%, 9/1/2021, Call 9/1/2020	1,080,000	1,163,938
4.500%, 9/1/2022, Call 9/1/2020	1,005,000	1,071,762
5.000%, 11/1/2024, Call 11/1/2019	1,000,000	1,105,960
5.000%, 9/1/2027, Call 9/1/2024	1,170,000	1,301,250

South Dakota Health & Educational Facilities Authority, AMBAC, 5.000%, 8/1/2022, Call 8/1/2017	980,000	1,030,539
South Dakota Housing Development Authority:
3.750%, 5/1/2018	500,000	531,800
3.900%, 11/1/2030, Call 11/1/2023	535,000	547,407
South Dakota Housing Development Authority, FHLMC COLL, 3.550%, 11/1/2033, Call 11/1/2022	2,355,000	2,359,898

		13,074,326
Tennessee - 1.4%
Franklin Public Building Authority, 0.220%, 6/1/2037, Call 9/2/2014 (3)	2,700,000	2,700,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 5.000%, 11/1/2027, Call 11/1/2021	500,000	559,185
Metropolitan Nashville Airport Authority, 5.000%, 7/1/2017	435,000	483,985
Tennessee Energy Acquisition Corp.:
5.000%, 2/1/2023	5,185,000	5,896,797
5.250%, 9/1/2021	3,810,000	4,388,549
5.250%, 9/1/2022	250,000	287,790
Tennessee Housing Development Agency:
4.000%, 7/1/2025, Call 1/1/2021	930,000	967,395
4.000%, 7/1/2039, Call 1/1/2024	1,000,000	1,089,450
4.125%, 1/1/2025, Call 1/1/2021	915,000	972,782
4.500%, 7/1/2028, Call 1/1/2020	540,000	559,521
4.750%, 7/1/2027, Call 1/1/2017 (7)	190,000	193,758
5.000%, 7/1/2023, Call 7/1/2017 (7)	375,000	393,386
5.000%, 1/1/2027, Call 7/1/2019	575,000	593,504

		19,086,102
Texas - 5.5%
Capital Area Cultural Education Facilities Finance Corp.:
5.000%, 4/1/2019	1,000,000	1,124,930
5.250%, 4/1/2021, Call 4/1/2020	400,000	458,024
Centerville Independent School District, PSF:
5.000%, 8/15/2027, Call 8/15/2019 (4)	330,000	373,415
5.000%, 8/15/2028, Call 8/15/2019 (4)	300,000	338,718
Central Texas Regional Mobility Authority, 0.000%, 1/1/2025	1,000,000	639,960
City of Arlington, NATL-RE, 5.000%, 8/15/2034, Call 8/15/2015	60,000	61,440
City of Galveston, 4.625%, 2/1/2024, Call 2/1/2021	1,130,000	1,210,422
City of Houston, AMBAC, 0.000%, 9/1/2019	400,000	366,680
City of Houston, XLCA, 0.313%, 7/1/2032 (3) (7) (14)	450,000	413,957
City of San Antonio, 0.450%, 11/1/2017 (3)	1,600,000	1,600,336
City of San Marcos:
4.500%, 11/1/2028, Call 11/1/2022	600,000	643,998
5.000%, 11/1/2033, Call 11/1/2022	1,215,000	1,304,047
Corpus Christi Business & Job Development Corp., 5.000%, 9/1/2022	1,000,000	1,184,850
County of Bowie, AGM:
4.000%, 8/1/2021, Call 8/1/2016	1,275,000	1,333,013
4.000%, 8/1/2024, Call 8/1/2016	1,315,000	1,369,270
County of El Paso, 5.000%, 2/15/2026, Call 2/15/2017	1,000,000	1,083,530
County of Wise, 8.000%, 8/15/2034, Call 8/15/2021	4,000,000	4,722,560
Cypress-Fairbanks Independent School District, PSF, 5.000%, 2/15/2034, Call 2/15/2021	675,000	771,876
Dallas County Utility & Reclamation District, AMBAC, 5.100%, 2/15/2020, Call 2/15/2017	350,000	379,985
Dallas Independent School District, PSF, 5.000%, 8/15/2034, Call 8/15/2015	1,000,000	1,041,100
Dallas/Fort Worth International Airport:
5.000%, 11/1/2024, Call 11/1/2022 (4)	1,000,000	1,179,400
5.000%, 11/1/2032, Call 11/1/2020	5,000,000	5,588,100
5.000%, 11/1/2033, Call 11/1/2023	2,000,000	2,233,240
5.250%, 11/1/2033, Call 11/1/2023	1,200,000	1,373,400
Denton Independent School District, PSF, 0.200%, 8/15/2022, Call 8/15/2016 (3) (5) (6)	3,450,000	3,450,000
Denver City Independent School District, PSF, 5.000%, 2/15/2032, Call 8/15/2016	1,000,000	1,069,310
Forney Independent School District, PSF, 6.000%, 8/15/2037, Call 8/15/2018	1,840,000	2,140,803
Georgetown Independent School District, PSF, 5.000%, 8/15/2025, Call 8/15/2020	645,000	762,106
Grand Parkway Transportation Corp., 0.000%, 10/1/2030, Call 10/1/2028 (13)	1,000,000	752,730
Gulf Coast Waste Disposal Authority, AGM:
5.000%, 10/1/2029, Call 10/1/2022	1,430,000	1,599,984
5.000%, 10/1/2030, Call 10/1/2022	1,505,000	1,674,884
Harris County Cultural Education Facilities Finance Corp.:
0.800%, 6/1/2020 (3)	2,000,000	2,001,060

0.880%, 6/1/2021 (3)	2,400,000	2,402,928
5.250%, 10/1/2029, Call 10/1/2019	1,550,000	1,793,551
Harris County Health Facilities Development Corp., AGM, 0.490%, 7/1/2031, Call 9/4/2014 (3) (14)	100,000	100,000
Harris County Hospital District, NATL-RE, 5.250%, 2/15/2027, Call 2/15/2017	5,615,000	6,120,462
Harris County Municipal Utility District No. 374, AGM, 5.000%, 9/1/2036, Call 9/1/2019	550,000	617,441
La Vernia Higher Education Finance Corp.:
4.375%, 8/15/2015	200,000	203,148
4.750%, 8/15/2016	180,000	184,401
5.000%, 8/15/2017	150,000	157,190
5.000%, 8/15/2018	150,000	159,363
Little Elm Independent School District, PSF, 5.000%, 8/15/2020, Call 8/15/2016	1,145,000	1,246,825
Lower Colorado River Authority, BHAC, 5.250%, 5/15/2028, Call 5/15/2018	675,000	767,779
Midland Independent School District, PSF:
5.000%, 2/15/2031, Call 2/15/2016	1,405,000	1,480,322
5.000%, 2/15/2032, Call 2/15/2016	1,050,000	1,105,514
Nacogdoches County Hospital District, AGM:
3.000%, 5/15/2018	495,000	517,052
3.000%, 5/15/2019	510,000	530,885
New Hope Cultural Education Facilities Corp., AGM, 4.000%, 4/1/2024	440,000	468,824
North Texas Tollway Authority:
0.850%, 1/1/2019, Call 7/1/2018 (3)	1,750,000	1,754,357
5.750%, 1/1/2038, Call 1/1/2018	3,105,000	3,449,065
6.125%, 1/1/2031, Call 1/1/2016	400,000	421,564
North Texas Tollway Authority, AGC, 5.750%, 1/1/2038, Call 1/1/2019	1,725,000	1,964,033
North Texas Tollway Authority, BHAC, 5.125%, 1/1/2028, Call 1/1/2018	500,000	556,150
Northside Independent School District, PSF, 2.125%, 8/1/2020, Call 2/1/2015 (3)	2,250,000	2,251,102
Red River Authority, NATL-RE, 4.450%, 6/1/2020	150,000	161,963
Sabine River Authority, MBIA, 4.950%, 3/1/2018	345,000	372,852
Sam Rayburn Municipal Power Agency, 5.000%, 10/1/2018	230,000	263,272
San Antonio Municipal Facilities Corp., 5.000%, 8/15/2036, Call 8/15/2021	500,000	545,245
Sienna Plantation Levee Improvement District, BAM, 4.000%, 9/1/2020	400,000	448,564
Texas Municipal Gas Acquisition & Supply Corp. III, 5.000%, 12/15/2021	2,000,000	2,330,860
Texas State Turnpike Authority, AMBAC, 0.000%, 8/15/2031, Call 9/29/2014	1,000,000	363,920
University of Houston, AMBAC, 5.000%, 2/15/2022, Call 2/15/2015	285,000	290,994
Upper Trinity Regional Water District, AGM:
4.000%, 8/1/2020	200,000	216,838
4.000%, 8/1/2021	170,000	183,394

		77,676,986
Utah - 1.3%
Central Utah Water Conservancy District:
5.000%, 10/1/2026, Call 10/1/2019	850,000	982,685
5.000%, 10/1/2028, Call 10/1/2019	1,000,000	1,148,770
City of Draper, 5.000%, 5/1/2032, Call 5/1/2022	325,000	368,456
City of Riverton:
5.250%, 12/1/2034, Call 6/1/2023	1,455,000	1,658,191
5.250%, 12/1/2036, Call 6/1/2023	2,150,000	2,432,854
Jordan Valley Water Conservancy District:
5.000%, 10/1/2025, Call 10/1/2019	335,000	389,414
5.000%, 10/1/2026, Call 10/1/2019	350,000	403,350
5.000%, 10/1/2028, Call 10/1/2019	385,000	439,670
Uintah County Municipal Building Authority, 5.300%, 6/1/2028, Call 6/1/2018	1,350,000	1,434,456
Utah Housing Corp.:
5.250%, 7/1/2028, Call 1/1/2017 (7)	505,000	518,423
5.800%, 7/1/2028, Call 1/1/2017 (7)	1,110,000	1,146,586
Utah Infrastructure Agency, AGM:
5.400%, 10/15/2036, Call 10/15/2021	1,000,000	1,119,370
5.500%, 10/15/2030, Call 10/15/2021	1,300,000	1,479,088
Utah State Board of Regents, 5.000%, 8/1/2031, Call 8/1/2020	1,030,000	1,136,646
Utah Transit Authority, 1.350%, 6/15/2017, Call 12/15/2016	3,745,000	3,797,392

		18,455,351
Vermont - 0.1%
Vermont Housing Finance Agency, 4.000%, 11/1/2043, Call 5/1/2023	1,880,000	2,028,031
Virginia - 0.3%
Greater Richmond Convention Center Authority, NATL-RE, 5.000%, 6/15/2021, Call 6/15/2015	550,000	564,740

Virginia College Building Authority:
5.000%, 3/1/2023, Call 3/1/2020	745,000	860,274
5.000%, 3/1/2024, Call 3/1/2020	1,755,000	2,005,930
Virginia Small Business Financing Authority, 4.250%, 11/1/2021, Call 5/1/2020	1,000,000	1,107,360

		4,538,304
Washington - 1.1%
Chelan County Public Utility District No. 1, NATL-RE, 0.000%, 6/1/2024	210,000	153,842
Grays Harbor County Public Utility District No. 1, AGM, 5.250%, 7/1/2019, Call 7/1/2015	425,000	442,791
King County Housing Authority:
5.200%, 5/1/2028, Call 11/1/2018	660,000	710,635
5.500%, 12/1/2028, Call 12/1/2018	1,000,000	1,103,560
King County Public Hospital District No. 2, 5.250%, 12/1/2028, Call 12/1/2020	200,000	228,612
King County Public Hospital District No. 4, 7.250%, 12/1/2038, Call 12/1/2014	650,000	651,937
Mason & Kitsap Counties School District No. 403 North Mason, School Bond Gty, 5.000%, 12/1/2035, Call 12/1/2023	2,025,000	2,273,164
Port of Bellingham, 5.250%, 12/1/2022, Call 12/1/2020	1,060,000	1,172,530
Snohomish County Public Utility District No. 1, 5.000%, 12/1/2021, Call 6/1/2020	1,000,000	1,163,700
State of Washington:
4.000%, 7/1/2018	1,495,000	1,667,060
4.100%, 7/1/2022, Call 1/1/2019	440,000	477,330
Washington Health Care Facilities Authority:
0.000%, 12/1/2017 (5) (6)	575,000	522,761
5.000%, 2/1/2023, Call 2/1/2021	1,000,000	1,142,070
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL:
3.050%, 6/1/2022 (7)	750,000	762,427
3.050%, 12/1/2022 (7)	200,000	203,504
3.150%, 6/1/2023, Call 12/1/2022 (7)	330,000	335,999
3.150%, 12/1/2023, Call 12/1/2022 (7)	150,000	152,727
3.300%, 6/1/2024, Call 12/1/2022 (7)	20,000	20,449
3.450%, 6/1/2025, Call 12/1/2022 (7)	845,000	870,063
Whidbey Island Public Hospital District:
5.000%, 12/1/2021	520,000	595,228
5.000%, 12/1/2022	510,000	581,568

		15,231,957
West Virginia - 0.5%
City of Princeton:
4.000%, 5/1/2016	715,000	734,770
5.000%, 5/1/2017	875,000	948,054
West Virginia Hospital Finance Authority, 5.750%, 1/1/2044, Call 1/1/2019	2,500,000	2,746,975
West Virginia Hospital Finance Authority, AMBAC, 5.000%, 6/1/2019, Call 6/1/2016	1,565,000	1,679,573
West Virginia State Hospital Finance Authority, AMBAC, 5.000%, 6/1/2018, Call 6/1/2016	600,000	644,472

		6,753,844
Wisconsin - 3.9%
Central Brown County Water Authority, AMBAC, 5.000%, 12/1/2023, Call 12/1/2015	515,000	545,503
County of Milwaukee, 5.000%, 12/1/2020, Call 12/1/2019	100,000	116,098
Monroe Redevelopment Authority, 5.500%, 2/15/2029, Call 2/15/2019	500,000	535,315
Northern Ozaukee School District, AGM, 3.350%, 3/1/2015, Call 9/29/2014	405,000	405,697
State of Wisconsin:
5.000%, 3/1/2023, Call 9/1/2021	2,000,000	2,372,460
5.000%, 11/1/2025, Call 11/1/2022 (4)	3,500,000	4,216,520
5.000%, 5/1/2027, Call 5/1/2022	1,500,000	1,765,560
5.750%, 5/1/2029, Call 5/1/2019	1,090,000	1,301,449
6.000%, 5/1/2033, Call 5/1/2019	1,415,000	1,708,230
6.000%, 5/1/2036, Call 5/1/2019	1,965,000	2,338,920
Wisconsin Center District, AGM:
5.250%, 12/15/2023	205,000	240,457
5.250%, 12/15/2027	1,570,000	1,856,729
Wisconsin Health & Educational Facilities Authority:
4.750%, 10/15/2029, Call 10/15/2021	605,000	655,808
5.000%, 4/15/2016	1,000,000	1,070,720
5.000%, 8/15/2018	1,000,000	1,113,310
5.000%, 6/1/2019	845,000	881,986
5.000%, 6/1/2019	2,860,000	3,286,741
5.000%, 7/1/2019	990,000	1,119,601
5.000%, 8/15/2019	250,000	286,680

5.000%, 8/15/2019	955,000	1,076,342
5.000%, 8/15/2020	1,060,000	1,202,453
5.000%, 8/15/2021	1,160,000	1,318,514
5.000%, 10/1/2022	750,000	898,440
5.000%, 8/15/2029, Call 8/15/2022	1,700,000	1,896,775
5.000%, 4/1/2032, Call 10/1/2022	4,560,000	5,133,010
5.000%, 8/15/2032, Call 8/15/2022	5,000,000	5,487,200
5.000%, 7/1/2034, Call 7/1/2024	2,500,000	2,714,025
5.250%, 8/15/2018, Call 8/15/2016	500,000	536,545
5.250%, 4/1/2023, Call 4/1/2018	365,000	400,558
5.250%, 12/15/2029, Call 12/15/2019	120,000	132,410
5.375%, 8/15/2024, Call 2/15/2020	1,625,000	1,903,948
Wisconsin Health & Educational Facilities Authority, AGM, 5.000%, 7/15/2027, Call 7/15/2021	3,655,000	4,012,532
Wisconsin Housing & Economic Development Authority, 5.750%, 11/1/2025, Call 5/1/2020 (7)	1,605,000	1,760,348

		54,290,884
Wyoming - 0.1%
County of Laramie, 5.000%, 5/1/2027, Call 5/1/2021	1,000,000	1,108,400
Wyoming Municipal Power Agency, Inc., 5.500%, 1/1/2028, Call 1/1/2018	500,000	561,500

		1,669,900

Total Municipals (identified cost $1,326,635,864)		1,378,599,375
Mutual Funds - 0.4%
BlackRock Long-Term Municipal Advantage Trust, 6.584%	56,500	639,015
BlackRock Muni Intermediate Duration Fund, Inc. 5.661%	55,000	798,600
BlackRock Municipal Bond Trust, 6.300%	38,400	598,656
BlackRock Municipal Income Quality Trust, 6.146%	47,800	667,288
BlackRock Municipal Income Trust, 6.460%	47,000	655,650
BlackRock MuniHoldings Quality Fund, Inc., 6.183%	80,000	1,048,000
BlackRock MuniYield Quality Fund, Inc., 6.291%	50,000	763,000
Eaton Vance Municipal Income Term Trust, 4.905%	42,000	727,860

Total Mutual Funds (identified cost $5,408,471)		5,898,069

Short-Term Investments - 1.2%

Mutual Funds - 1.1%
BMO Tax-Free Money Market Fund, Class I, 0.036% (10)	15,311,546	15,311,546

Short-Term Municipals - 0.1%

Michigan - 0.1%
Michigan Finance Authority, SAW, 2.850%, 8/20/2015	1,000,000	999,990

Total Short-Term Investments (identified cost $16,311,546)		16,311,536

Total Investments - 100.0% (identified cost $1,348,355,881)		1,400,808,980
Other Assets and Liabilities - 0.0%		658,061

Total Net Assets - 100.0%		$1,401,467,041

(3)	Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2014.

(4)	Purchased on a when-issued or delayed delivery basis.

(5)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2014, these securities amounted to:

Fund	Amount	% of Total Net Assets
Intermediate Tax-Free Fund	$12,328,105	0.88%

(6)	Denotes a restricted security which has been deemed based on criteria approved by the Board of Directors of the BMO Funds.

(7)	Securities that are subject to alternative minimum tax represent 2.82% of the Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.

(10)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(13)	Issue represents a convertible capital appreciation bond. These securities are tax-exempt bonds that originate as capital appreciation bonds with zero coupon features at time of issuance and convert to an interest paying bond at a pre-specified rate determined at time of issuance.

(14)	Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BMO Funds, Inc.

We have audited the accompanying statements of assets and liabilities of BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, and BMO Intermediate Tax-Free Fund (each a series of BMO Funds, Inc., collectively referred to as the “Funds”), including the summary schedules of investments, as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years or periods in the four-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form NCSR), and the schedule of investments in securities as of August 31, 2014 (included in Item 6 of this Form NCSR). These financial statements, financial highlights, and schedules of investments in securities are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedules of investments in securities based on our audits. The financial highlights for the periods presented through August 31, 2010 were audited by other auditors whose report dated October 21, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedules of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedules of investments in securities. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedules of investments in securities referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, Wisconsin

October 22, 2014

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(a) (3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMO Funds, Inc.

/s/ John M. Blaser
By: John M. Blaser
President
(Principal Executive Officer)
October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser
By: John M. Blaser
President
(Principal Executive Officer)
October 22, 2014

/s/ Timothy M. Bonin
By: Timothy M. Bonin
Treasurer
(Principal Financial Officer)
October 22, 2014